                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: 11/1/04-10/31/05

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Capital Appreciation Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/S/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public
Accounting Firm                                                               22
--------------------------------------------------------------------------------

Trustees and Officers                                                         23
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          28
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

MainStay Funds                                                                29

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        4.81%  -9.93%  4.42%
Excluding sales charges  10.91   -8.90   5.02

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
10/31/95                                                   9450                       10000                       10000
                                                          11258                       12205                       12410
                                                          13933                       15924                       16394
                                                          16651                       19848                       20000
                                                          21856                       26646                       25134
                                                          24574                       29132                       26665
                                                          15124                       17495                       20024
                                                          12034                       14063                       16999
                                                          13961                       17131                       20535
                                                          13899                       17710                       22470
10/31/05                                                  15416                       19271                       24429

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.11%  -9.91%  4.27%
Excluding sales charges  10.11   -9.60   4.27

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
10/31/95                                                  10000                       10000                       10000
                                                          11858                       12205                       12410
                                                          14605                       15924                       16394
                                                          17313                       19848                       20000
                                                          22546                       26646                       25134
                                                          25160                       29132                       26665
                                                          15363                       17495                       20024
                                                          12129                       14063                       16999
                                                          13958                       17131                       20535
                                                          13793                       17710                       22470
10/31/05                                                  15187                       19271                       24429

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE     FIVE     TEN
TOTAL RETURNS            YEAR    YEARS    YEARS
-----------------------------------------------
With sales charges        9.11%   -9.60%  4.27%
Excluding sales charges  10.11    -9.60   4.27

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
10/31/95                                                  10000                       10000                       10000
                                                          11858                       12205                       12410
                                                          14605                       15924                       16394
                                                          17313                       19848                       20000
                                                          22546                       26646                       25134
                                                          25160                       29132                       26665
                                                          15363                       17495                       20024
                                                          12129                       14063                       16999
                                                          13958                       17131                       20535
                                                          13793                       17710                       22470
10/31/05                                                  15187                       19271                       24429

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Capital Appreciation Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         11.27%  -8.82%  5.21%

(LINE GRAPH FOR CLASS I IN $)

                                                    MAINSTAY CAPITAL           RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND                 INDEX                   S&P 500 INDEX
                                                    -----------------          -------------------            -------------
10/31/95                                                  10000                       10000                       10000
                                                          11982                       12205                       12410
                                                          14901                       15924                       16394
                                                          17836                       19848                       20000
                                                          23438                       26646                       25134
                                                          26360                       29132                       26665
                                                          16158                       17495                       20024
                                                          12880                       14063                       16999
                                                          14970                       17131                       20535
                                                          14932                       17710                       22470
10/31/05                                                  16615                       19271                       24429

                                           ONE    FIVE     TEN
BENCHMARK PERFORMANCE                     YEAR    YEARS   YEARS
----------------------------------------------------------------

Russell 1000(R) Growth Index(1)           8.81%   -7.93%   6.78%
S&P 500(R) Index(2)                       8.72    -1.74    9.34
Average Lipper large-cap growth fund(3)   10.06   -7.15    6.48

1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                         $1,000           $1,107.85           $ 6.75            $1,018.65            $ 6.46
---------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES                         $1,000           $1,104.50           $10.72            $1,014.90            $10.26
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000           $1,104.50           $10.72            $1,014.90            $10.26
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                         $1,000           $1,107.80           $ 5.53            $1,019.80            $ 5.29
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.27% for Class A, 2.02% for Class B and Class C, and 1.04% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 6   MainStay Capital Appreciation Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)


                                                                  SHORT-TERM INVESTMENTS
                                                                    (COLLATERAL FROM
                                                                   SECURITIES LENDING          LIABILITIES IN EXCESS OF CASH AND
COMMON STOCKS                                                            IS 9.1%)                        OTHER ASSETS
-------------                                                     ----------------------        ---------------------------------
99.3%                                                                      10.2                                -9.5

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  WellPoint, Inc.
 3.  Intel Corp.
 4.  Caremark Rx, Inc.
 5.  Corning, Inc.
 6.  BJ Services Co.
 7.  Amgen, Inc.
 8.  Apple Computer, Inc.
 9.  Praxair, Inc.
10.  Coach, Inc.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of
MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in securities of U.S. companies with characteristics such as participation in expanding product or service markets, increasing unit sales volume, increasing return on investment, and better-than-average growth in revenues and earnings when compared to stocks of the S&P 500(R) Index.(1) In implementing this strategy, the Fund maintains a flexible approach and may invest in various types of companies and securities. We look for companies that we feel are ready for a rise in price or may experience acceleration in growth of earnings, possibly as a result of changes in management, products, consumer demand, or the economy. We may sell a security if we no longer believe it will contribute to meeting the Fund's investment objective.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKET DURING THE REPORTING PERIOD?

Arguably the biggest factor influencing the equity market during the reporting period was the rise in the price of crude oil, which came on the heels of a 78% increase in crude-oil prices in the previous year. The price of crude oil rose as high as $69.81 per barrel on August 30, 2005, before falling off somewhat. This energy inflation was among the factors that prompted the Federal Open Market Committee to raise the federal funds target rate at a "measured pace" throughout the reporting period. To keep inflation in check, the FOMC raised the federal funds target rate eight times during the reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Since high energy prices act as a silent tax on consumers and can weigh on consumer spending, energy costs were a continuing concern for equity investors. On the geopolitical front, negative headlines about progress in Iraq also weighed heavily on investors' minds throughout the reporting period.

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE FUND'S PERFORMANCE?

Excluding all sales charges, all of the Fund's share classes outperformed the Fund's primary benchmark, the Russell 1000(R) Growth Index,(2) for the 12 months ended October 31, 2005. Effective stock selection in the health care sector had the most dramatic positive impact on the Fund's relative performance during the reporting period. The Fund's relative results were also helped by overweighted positions in energy and consumer discretionary stocks. Energy stocks benefited from a dramatic rise in the price of oil. Consumer discretionary stocks showed solid performance, with historically low interest rates and a strong housing environment that strengthened consumer spending. An underweighted position in consumer staples and effective stock selection in the sector also helped relative returns as did a modestly overweighted position in materials and strong stock selection in the sector. The Fund's underweighted allocation to financials had a neutral impact on relative results. An overweighted position and poor stock selection in industrials had a negative impact on the Fund's performance. We reduced the Fund's industrial holdings to a market-weighted position as the year progressed. Although the Fund was prudently underweighted in information technology through much of 12-month reporting period, stock selection in the sector hurt the Fund's relative performance.

WHICH INDIVIDUAL SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE DURING THE REPORTING PERIOD?

Peabody Energy mines and sells low-sulphur coal, mostly to utilities. With the dramatic rise in the price of oil, investors surmised that demand for alternative energy sources, such as coal, nuclear energy, and natural gas, would also increase. Apple Computer, a leading manufacturer of personal computers and consumer electronics, advanced primarily on the sales strength of its popular iPod MP-3 players. Caremark Rx is a pharmacy benefit management company. During the reporting period, the company integrated a major acquisition, signed several new contracts, expanded operating margins, and rapidly increased earnings. Health care provider UnitedHealth Group enjoyed strong earnings because of robust demand and strong pricing power in the health care services sector. Shares of Genentech, a biotechnology company, advanced on strong earnings growth, promising new products, and positive results in clinical trials.

WHICH STOCKS DETRACTED FROM PERFORMANCE?

Maxim Integrated Products, a manufacturer of linear and mixed-signal integrated circuits, saw its stock price decline primarily because of a cautious earnings outlook, heightened competition, and a shift to relatively lower-margin consumer products. The world's largest on-line auction site, eBay, felt the effects of slowing economic growth in Western European markets and softening transaction volume in the United States. Brunswick is a manufacturer of

1. See footnote on page 5 for more information on the S&P 500(R) Index.
2. See footnote on page 5 for more information on the Russell 1000(R) Growth Index.

 8   MainStay Capital Appreciation Fund
recreational products, including boats, marine engines, and equipment for fitness, bowling, and billiards. During the reporting period, Brunswick lowered its 2005 earnings guidance and cut production in the face of rising interest rates, higher oil prices, devastating hurricanes, and declining consumer confidence. Harman International Industries is a supplier of high-fidelity audio products and electronics systems for the consumer and professional markets. The company provided disappointing earnings guidance for fiscal 2006 and faced heightened competition in the low-end navigation-systems market. Motorcycle manufacturer Harley-Davidson lowered production guidance for the first time in the company's history. Sales, earnings, and profit projections were also adjusted, which took a toll on the company's shares.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In the spring of 2005, we sold the Fund's entire positions in several technology stocks because our research suggested that the companies' revenue and earnings growth might slow. The companies were Applied Materials, the industry's largest semiconductor equipment company; KLA Tencor, a manufacturer of semiconductor test and processing equipment; Cisco Systems, the largest provider of data networking products; Hewlett-Packard, a diversified provider of printers and computer products and services; and Avaya, a leading provider of corporate telephone systems. We redeployed the proceeds from these sales in other information technology stocks, including Corning, EMC, Apple Computer, Intel, Texas Instruments, and Motorola.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

It is important to note that the Fund's weightings are largely a residual of our bottom-up stock-selection process and are affected by the Fund's careful sell discipline. Because our process identified numerous attractive stocks in the consumer discretionary sector, the Fund's exposure increased. We also increased the Fund's exposure to the energy sector. The strong run-up in the price of oil during the reporting period--along with the low probability that oil prices would drop meaningfully below $50 a barrel anytime soon--led us to increase the Fund's weighting in oil services stocks and stocks of companies that offer oil alternatives, such as coal. We reduced the Fund's weightings in consumer staples, industrials, and in information technology. In each case, the declines resulted from company-specific sales rather than any overall impression about the market or the economy. We also decreased the Fund's weighting in financials because of rising interest rates.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2005, the Fund had overweighted positions relative to the Russell 1000(R) Growth Index in consumer discretionary, energy, industrials, and materials. As of the same date, the Fund was underweighted relative to the Index in consumer staples, financials, health care, and information technology. At the end of the reporting period, the Fund had no holdings in telecommunications services or utilities.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                         SHARES            VALUE
COMMON STOCKS (99.3%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.9%)
L-3 Communications
  Holdings, Inc. (a)                                    307,600   $   23,937,432
United Technologies Corp.                               469,500       24,075,960
                                                                  --------------
                                                                      48,013,392
                                                                  --------------
AIR FREIGHT & LOGISTICS (1.8%)
FedEx Corp.                                             245,000       22,522,850
                                                                  --------------
AUTOMOBILES (1.7%)
Harley-Davidson, Inc. (a)                               419,600       20,782,788
                                                                  --------------
BEVERAGES (1.0%)
PepsiCo, Inc.                                           199,800       11,804,184
                                                                  --------------

BIOTECHNOLOGY (5.6%)
V  Amgen, Inc. (a) (b)                                  367,800       27,864,528
Genentech, Inc. (b)                                     231,700       20,992,020
Gilead Sciences, Inc. (a) (b)                           406,500       19,207,125
                                                                  --------------
                                                                      68,063,673
                                                                  --------------
CAPITAL MARKETS (0.2%)
Ameriprise Financial, Inc. (b)                           81,400        3,029,708
                                                                  --------------

CHEMICALS (2.2%)
V  Praxair, Inc.                                        547,300       27,042,093
                                                                  --------------

COMMUNICATIONS EQUIPMENT (5.3%)
V  Corning, Inc. (b)                                  1,447,000       29,070,230
Motorola, Inc.                                        1,019,500       22,592,120
QUALCOMM, Inc.                                          244,200        9,709,392
Research In Motion Ltd. (b)                              58,600        3,603,314
                                                                  --------------
                                                                      64,975,056
                                                                  --------------
COMPUTERS & PERIPHERALS (5.5%)
V  Apple Computer, Inc. (b)                             481,000       27,700,790
Dell, Inc. (b)                                          467,700       14,910,276
EMC Corp. (b)                                         1,087,400       15,180,104
International Business Machines Corp.                   114,300        9,358,884
                                                                  --------------
                                                                      67,150,054
                                                                  --------------
CONSUMER FINANCE (3.3%)
American Express Co. (a)                                402,900       20,052,333
Capital One Financial Corp. (a)                         264,500       20,194,575
                                                                  --------------
                                                                      40,246,908
                                                                  --------------


                                                         SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (9.2%)
Baker Hughes, Inc.                                      437,700       24,055,992
V  BJ Services Co. (a)                                  824,800   $   28,661,800
ENSCO International, Inc.                               329,200       15,008,228
Transocean, Inc. (b)                                    338,400       19,454,616
Weatherford
  International Ltd. (b)                                396,800       24,839,680
                                                                  --------------
                                                                     112,020,316
                                                                  --------------
FOOD & STAPLES RETAILING (1.8%)
Walgreen Co. (a)                                        474,900       21,574,707
                                                                  --------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Fisher Scientific
  International, Inc. (b)                               360,600       20,373,900
                                                                  --------------

HEALTH CARE PROVIDERS & SERVICES (11.3%)
V  Caremark Rx, Inc. (b)                                566,600       29,689,840
Coventry Health Care, Inc. (b)                          245,400       13,249,146
Quest Diagnostics, Inc.                                 448,900       20,968,119
V  UnitedHealth Group, Inc. (a)                         707,800       40,974,542
V  WellPoint, Inc. (b)                                  435,100       32,493,268
                                                                  --------------
                                                                     137,374,915
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.1%)
Carnival Corp.                                          272,100       13,515,207
                                                                  --------------

HOUSEHOLD DURABLES (7.1%)
Centex Corp. (a)                                        356,400       22,934,340
D.R. Horton, Inc.                                       736,533       22,604,198
Harman International
  Industries, Inc.                                      176,100       17,585,346
Lennar Corp. Class A                                    424,700       23,604,826
                                                                  --------------
                                                                      86,728,710
                                                                  --------------
INDUSTRIAL CONGLOMERATES (3.6%)
3M Co.                                                  264,800       20,119,504
General Electric Co.                                    712,500       24,160,875
                                                                  --------------
                                                                      44,280,379
                                                                  --------------
INTERNET & CATALOG RETAIL (0.8%)
eBay, Inc. (a) (b)                                      251,900        9,975,240
                                                                  --------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Brunswick Corp.                                         306,100       11,671,593
                                                                  --------------

MACHINERY (3.6%)
Danaher Corp. (a)                                       427,800       22,288,380
Illinois Tool Works, Inc. (a)                           253,900       21,520,564
                                                                  --------------
                                                                      43,808,944
                                                                  --------------
MEDIA (1.5%)
Omnicom Group, Inc.                                     222,900       18,491,784
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTILINE RETAIL (3.7%)
Kohl's Corp. (b)                                        450,000   $   21,658,500
Target Corp.                                            413,100       23,005,539
                                                                  --------------
                                                                      44,664,039
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS (2.3%)
Apache Corp.                                            116,300        7,423,429
Peabody Energy Corp. (a)                                257,700       20,141,832
                                                                  --------------
                                                                      27,565,261
                                                                  --------------
PHARMACEUTICALS (2.1%)
Johnson & Johnson                                       401,500       25,141,930
                                                                  --------------

ROAD & RAIL (0.8%)
Norfolk Southern Corp.                                  252,600       10,154,520
                                                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.4%)
Analog Devices, Inc.                                    182,000        6,329,960
V  Intel Corp.                                        1,270,100       29,847,350
Linear Technology Corp. (a)                             402,400       13,363,704
Maxim Integrated
  Products, Inc.                                        236,100        8,187,948
National Semiconductor Corp.                            377,900        8,551,877
                                                                  --------------
                                                                      66,280,839
                                                                  --------------
SOFTWARE (2.1%)
Microsoft Corp.                                         332,300        8,540,110
Oracle Corp. (a) (b)                                  1,315,600       16,681,808
                                                                  --------------
                                                                      25,221,918
                                                                  --------------
SPECIALTY RETAIL (5.6%)
Bed Bath & Beyond, Inc. (a) (b)                         561,800       22,764,136
Best Buy Co., Inc.                                      488,850       21,636,501
Lowe's Cos., Inc.                                       392,300       23,840,071
                                                                  --------------
                                                                      68,240,708
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (4.1%)
V  Coach, Inc. (b)                                      839,900       27,027,982
NIKE, Inc. Class B                                      274,900       23,105,345
                                                                  --------------
                                                                      50,133,327
                                                                  --------------
Total Common Stocks
  (Cost $949,882,460)                                              1,210,848,943
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (10.2%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (c)(d)                        $ 4,113,021   $    4,113,021
                                                                  --------------
Total Certificate of Deposit
  (Cost $4,113,021)                                                    4,113,021
                                                                  --------------
COMMERCIAL PAPER (1.5%)
Compass Securitization
  3.993%, due 11/22/05 (c)                            2,937,873        2,937,873
Falcon Asset
  Securitization Corp.
  4.026%, due 12/2/05 (c)                             1,762,723        1,762,723
Rabobank USA Finance Corp.
  3.92%, due 11/3/05                                  5,035,000        5,033,903
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (c)                            1,744,169        1,744,169
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                  7,065,000        7,065,000
                                                                  --------------
Total Commercial Paper
  (Cost $18,543,668)                                                  18,543,668
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (2.2%)
BGI Institutional Money
  Market Fund (c)                                    26,794,345       26,794,345
                                                                  --------------
Total Investment Company
  (Cost $26,794,345)                                                  26,794,345
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (6.1%)
Bank of the West (The)
  4.02%, due 12/8/05 (c)                            $11,163,914       11,163,914
Barclays
  3.92%, due 12/5/05 (c)                              4,700,593        4,700,593
  3.94%, due 11/28/05 (c)                             5,288,170        5,288,170
Credit Suisse First
  Boston Corp.
  3.74%, due 11/1/05 (c)                              4,113,021        4,113,021
Deutsche Bank
  3.95%, due 12/2/05 (c)                              4,700,595        4,700,595
First Tennessee National Corp.
  3.88%, due 11/14/05 (c)                             4,700,595        4,700,595
Fortis Bank
  4.00%, due 12/12/05 (c)                             5,288,170        5,288,170

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Halifax Bank of Scotland
  3.75%, due 11/1/05 (c)                            $ 4,700,595   $    4,700,595
Keybank
  4.00%, due 11/1/05 (c)                              5,256,204        5,256,204
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (c)                             4,700,595        4,700,595
Societe Generale
  3.77%, due 11/1/05 (c)                              9,988,765        9,988,765
UBS AG
  4.01%, due 12/13/05 (c)                             4,700,595        4,700,595
Wells Fargo & Co.
  4.00%, due 11/25/05 (c)                             4,700,595        4,700,595
                                                                  --------------
Total Time Deposits
  (Cost $74,002,407)                                                  74,002,407
                                                                  --------------
Total Short-Term Investments
  (Cost $123,453,441)                                                123,453,441
                                                                  --------------
Total Investments
  (Cost $1,073,335,901) (e)                               109.5%   1,334,302,384(f)
Liabilities in Excess of Cash
  and Other Assets                                         (9.5)    (115,241,789)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,219,060,595
                                                    ===========   ==============

(a) Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) Floating rate. Rate shown is the rate in effect at October 31, 2005.
(e) The cost for federal income tax purposes is $1,074,234,709.
(f)  At October 31, 2005 net unrealized appreciation was
     $260,067,675, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $285,417,319 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $25,349,644.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $1,073,335,901) including
  $108,784,759 market value of securities
  loaned                                      $1,334,302,384
Receivables:
  Fund shares sold                                   368,746
  Dividends and interest                             121,231
Other assets                                          46,207
                                              --------------
    Total assets                               1,334,838,568
                                              --------------
LIABILITIES:
Securities lending collateral                    111,354,538
Payables:
  Fund shares redeemed                             1,400,246
  Transfer agent                                   1,140,146
  NYLIFE Distributors                                892,758
  Manager                                            592,511
  Shareholder communication                          265,152
  Investment securities purchased                     15,696
  Custodian                                           10,034
  Due to custodian                                       148
Accrued expenses                                     106,744
                                              --------------
    Total liabilities                            115,777,973
                                              --------------
Net assets                                    $1,219,060,595
                                              ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.010 per share) unlimited
  number of shares authorized:
  Class A                                     $       73,350
  Class B                                            359,741
  Class C                                              2,584
  Class I                                                 --(a)
Additional paid-in capital                     1,196,843,521
Accumulated net realized loss on investments    (239,185,084)
Net unrealized appreciation on investments       260,966,483
                                              --------------
Net assets                                    $1,219,060,595
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  220,611,203
                                              ==============
Shares of beneficial interest outstanding          7,334,983
                                              ==============
Net asset value per share outstanding         $        30.08
Maximum sales charge (5.50% of offering
  price)                                                1.75
                                              --------------
Maximum offering price per share outstanding  $        31.83
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  991,328,242
                                              ==============
Shares of beneficial interest outstanding         35,974,092
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.56
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    7,120,089
                                              ==============
Shares of beneficial interest outstanding            258,374
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        27.56
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $        1,061
                                              ==============
Shares of beneficial interest outstanding                 35
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        30.21
                                              ==============

(a) Less than one dollar.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 11,018,038
  Interest                                           102,413
  Income from securities loaned -- net               183,415
                                                -------------
    Total income                                  11,303,866
                                                -------------
EXPENSES:
  Distribution -- Class B                          8,042,477
  Distribution -- Class C                             59,296
  Manager                                          7,512,626
  Transfer agent -- Classes A, B and C             4,911,405
  Transfer agent -- Class I                                4
  Distribution/Service -- Class A                    610,719
  Service -- Class B                               2,680,826
  Service -- Class C                                  19,765
  Shareholder communication                          365,301
  Professional                                       273,960
  Recordkeeping                                      159,119
  Custodian                                           93,109
  Trustees                                            92,853
  Registration                                        65,237
  Miscellaneous                                       44,500
                                                -------------
    Total expenses                                24,931,197
                                                -------------
Net investment loss                              (13,627,331)
                                                -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  87,362,858
Net change in unrealized appreciation on
  investments                                     58,572,551
                                                -------------
Net realized and unrealized gain on
  investments                                    145,935,409
                                                -------------
Net increase in net assets resulting from
  operations                                    $132,308,078
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $55,709.

 14   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                             2005             2004
DECREASE IN NET ASSETS:
Operations:
 Net investment loss               $  (13,627,331)  $  (17,017,118)
 Net realized gain (loss) on
  investments                          87,362,858      (60,332,360)
 Net change in unrealized
  appreciation on investments          58,572,551       66,663,970
                                   -------------------------------
 Net increase (decrease) in net
  assets resulting from
  operations                          132,308,078      (10,685,508)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                             35,814,597       61,275,640
   Class B                             48,606,802       76,298,217
   Class C                                838,918        1,316,452
   Class I                                     14            1,000
                                   -------------------------------
                                       85,260,331      138,891,309
 Cost of shares redeemed:
   Class A                           (109,647,573)    (129,066,636)
   Class B                           (296,854,534)    (231,715,272)
   Class C                             (3,199,154)      (3,024,132)
   Class I                                    (13)              --
                                   -------------------------------
                                     (409,701,274)    (363,806,040)
    Decrease in net assets
     derived from capital share
     transactions                    (324,440,943)    (224,914,731)
                                   -------------------------------
    Net decrease in net assets       (192,132,865)    (235,600,239)

NET ASSETS:
Beginning of year                   1,411,193,460    1,646,793,699
                                   -------------------------------
End of year                        $1,219,060,595   $1,411,193,460
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                ---------------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2003
                                      YEAR ENDED              THROUGH
                                     OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                  2005          2004           2003*           2002          2001          2000
Net asset value at beginning
  of period                     $  27.12      $  27.24       $  22.49        $  32.86      $  43.46      $  57.12
                                --------      --------      -----------      --------      --------      --------
Net investment loss (a)            (0.12)(d)     (0.13)         (0.09)          (0.13)        (0.15)        (0.33)
Net realized and unrealized
  gain (loss) on investments        3.08          0.01           4.84          (10.24)       (10.22)        (6.16)
                                --------      --------      -----------      --------      --------      --------
Total from investment
  operations                        2.96         (0.12)          4.75          (10.37)       (10.37)        (6.49)
                                --------      --------      -----------      --------      --------      --------
Less distributions:
  From net realized gain on
    investments                       --            --             --              --         (0.23)        (7.17)
                                --------      --------      -----------      --------      --------      --------
Net asset value at end of
  period                        $  30.08      $  27.12       $  27.24        $  22.49      $  32.86      $  43.46
                                ========      ========      ===========      ========      ========      ========
Total investment return (b)        10.91%        (0.44%)        21.12%(c)      (31.56%)      (23.85%)      (11.17%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (0.41%)(d)    (0.48%)        (0.45%)+        (0.48%)       (0.41%)       (0.59%)
    Net expenses                    1.27%         1.25%          1.30% +         1.28%         1.29%         1.19%
    Expenses (before
      reimbursement)                1.27%         1.25%          1.30% +         1.23%         1.10%         0.99%
Portfolio turnover rate               27%           28%            19%             69%           44%           38%
Net assets at end of period
  (in 000's)                    $220,611      $268,199       $335,484        $277,526      $442,526      $590,366

                                                                 CLASS C
                                -------------------------------------------------------------------------
                                                        JANUARY 1,
                                                           2003
                                    YEAR ENDED            THROUGH
                                   OCTOBER 31,          OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                 2005        2004          2003*          2002        2001         2000
Net asset value at beginning
  of period                     $25.03      $25.33        $ 21.05        $31.00      $ 41.35      $ 55.15
                                ------      ------      -----------      ------      -------      -------
Net investment loss (a)          (0.31)(d)   (0.32)         (0.23)        (0.32)       (0.39)       (0.72)
Net realized and unrealized
  gain (loss) on investments      2.84        0.02           4.51         (9.63)       (9.73)       (5.91)
                                ------      ------      -----------      ------      -------      -------
Total from investment
  operations                      2.53       (0.30)          4.28         (9.95)      (10.12)       (6.63)
                                ------      ------      -----------      ------      -------      -------
Less distributions:
  From net realized gain on
    investments                     --          --             --            --        (0.23)       (7.17)
                                ------      ------      -----------      ------      -------      -------
Net asset value at end of
  period                        $27.56      $25.03        $ 25.33        $21.05      $ 31.00      $ 41.35
                                ======      ======      ===========      ======      =======      =======
Total investment return (b)      10.11%      (1.18%)        20.33%(c)    (32.10%)     (24.46%)     (11.82%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss          (1.16%)(d)  (1.23%)        (1.20%)+      (1.23%)      (1.16%)      (1.34%)
    Net expenses                  2.02%       2.00%          2.05% +       2.03%        2.04%        1.94%
    Expenses (before
      reimbursement)              2.02%       2.00%          2.05% +       1.98%        1.85%        1.74%
Portfolio turnover rate             27%         28%            19%           69%          44%          38%
Net assets at end of period
  (in 000's)                    $7,120      $8,694        $10,475        $9,819      $18,162      $27,241

*    The Fund has changed is fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I Shares are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment loss and the ratio of net investment loss includes $0.05 per share and
     0.18%, respectively as a result of a special one time dividend from Microsoft Corp.

 16   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                             CLASS B
    -----------------------------------------------------------------------------------------
                                  JANUARY 1,
                                     2003
           YEAR ENDED               THROUGH
          OCTOBER 31,             OCTOBER 31,               YEAR ENDED DECEMBER 31,
      2005           2004            2003*            2002            2001            2000
    $  25.03      $    25.33      $    21.05       $    30.99      $    41.34      $    55.15
    --------      ----------      -----------      ----------      ----------      ----------
       (0.31)(d)       (0.32)          (0.23)           (0.32)          (0.39)          (0.72)
        2.84            0.02            4.51            (9.62)          (9.73)          (5.92)
    --------      ----------      -----------      ----------      ----------      ----------
        2.53           (0.30)           4.28            (9.94)         (10.12)          (6.64)
    --------      ----------      -----------      ----------      ----------      ----------
          --              --              --               --           (0.23)          (7.17)
    --------      ----------      -----------      ----------      ----------      ----------
    $  27.56      $    25.03      $    25.33       $    21.05      $    30.99      $    41.34
    ========      ==========      ===========      ==========      ==========      ==========
       10.11%          (1.18%)         20.33%(c)       (32.07%)        (24.47%)        (11.85%)
       (1.16%)(d)      (1.23%)         (1.20%)+         (1.23%)         (1.16%)         (1.34%)
        2.02%           2.00%           2.05% +          2.03%           2.04%           1.94%
        2.02%           2.00%           2.05% +          1.98%           1.85%           1.74%
          27%             28%             19%              69%             44%             38%
    $991,328      $1,134,299      $1,300,835       $1,165,260      $2,004,638      $2,905,828

              CLASS I
-----------------------------------
                        JANUARY 1,
                           2004
    YEAR ENDED            THROUGH
    OCTOBER 31,         OCTOBER 31,
       2005               2004**
      $27.15              $28.48
    -----------         -----------
       (0.06)(d)           (0.11)
        3.12               (1.22)
    -----------         -----------
        3.06               (1.33)
    -----------         -----------
    -----------         -----------
      $30.21              $27.15
    ===========         ===========
       11.27%              (4.67%)(c)
       (0.18%)(d)          (0.11%)+
        1.04%               0.88% +
        1.04%               0.88% +
          27%                 28%
      $    1              $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 1, 2004. Class A shares, Class B, Class C and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 7).

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

 18   MainStay Capital Appreciation Fund

The following table discloses the current year reclassifications between net investment loss and additional paid-in-capital arising from permanent differences; net assets at October 31, 2005, are not affected.

               NET
            INVESTMENT             ADDITIONAL
               LOSS             PAID-IN CAPITAL
           $13,627,331            $(13,627,331)

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $7,512,626.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

                                                    www.MAINSTAYfunds.com     19

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $96,156 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $11,319, $912,707 and $971, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $4,911,409.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2005, New York Life and its affiliates held shares of Class I with a net asset value of $1,061. This represents 100.0% of the Class I shares net assets and less than one tenth of one percent of the Fund's total net assets at October 31, 2005.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $34,116 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $159,119 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, State Street Bank and Trust Company acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

                                            TOTAL
    ACCUMULATED CAPITAL    UNREALIZED    ACCUMULATED
     AND OTHER LOSSES     APPRECIATION      GAIN
       $(238,286,276)     $260,067,675   $21,781,399

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $238,286,276 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2009                 $ 23,983
               2010                  104,708
               2011                   49,074
               2012                   60,521
       -------------------------------------------
                                    $238,286
       -------------------------------------------

The Fund utilized $85,839,919 of capital loss carryforwards during the year ended October 31, 2005.

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $353,378 and $668,029, respectively.

NOTE 7--PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $108,784,759. The Fund

 20   MainStay Capital Appreciation Fund
received $111,354,538 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                YEAR ENDED OCTOBER 31, 2005
                                          CLASS A   CLASS B    CLASS C   CLASS I
Shares sold                                1,235       1,826       32        --(a)
---------------------------------------------------------------------------------
Shares redeemed                           (3,789)    (11,161)    (121)       --(a)
---------------------------------------------------------------------------------
Net decrease                              (2,554)     (9,335)     (89)       --(a)
---------------------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold                                2,191     2,931        50        --(a)
--------------------------------------------------------------------------------
                                           2,191     2,931        50        --(a)
--------------------------------------------------------------------------------
Shares redeemed                           (4,620)   (8,975)     (117)       --
--------------------------------------------------------------------------------
Net decrease                              (2,429)   (6,044)      (67)       --(a)
--------------------------------------------------------------------------------

(a) Less than one-thousand.
*   Commenced operations on January 2, 2004.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay Capital Appreciation Fund was $3,205,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Capital Appreciation Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Capital Appreciation Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 22   MainStay Capital Appreciation Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Capital Appreciation Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's underperformance over several time periods, recent change of personnel on the portfolio management team serving the Fund, and the Subadvisor's implementation of plan intended to improve the Fund's performance.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees, in considering economies of scale, reviewed information showing that the Fund, though one of the largest series of the MainStay Funds, had not significantly increased in size during the past five years. The Trustees discussed the extent to which, in the event the Fund were to increase in size, economies of scale were projected by the Manager to be realized. They noted that the Fund's contractual management fee had been reduced by the breakpoint schedule applicable to the Fund that was intended to provide that the Fund's shareholders would

 26   MainStay Capital Appreciation Fund
share in benefits from economies of scale arising from the growth of Fund assets. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated expense ratio, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 28   MainStay Capital Appreciation Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     29

                       This page intentionally left blank

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07973         (RECYCLE LOGO)   MS475-05                      MSCA11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Diversified Income Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/S/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          25
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 30
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       39

Trustees and Officers                                                         40
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     43
--------------------------------------------------------------------------------

Federal Income Tax Information                                                45
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          45
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        45
--------------------------------------------------------------------------------

MainStay Funds                                                                46

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -2.49%  6.45%     5.18%
Excluding sales charges   2.11   7.43      5.74

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                    9550                       10000                       10000
                                                           9539                        9916                       10037
                                                          10549                       10961                       11132
                                                          10958                       11568                       11831
                                                          10777                       11330                       11980
                                                          11082                       11709                       13463
                                                          11809                       12407                       14519
                                                          13064                       14372                       16038
                                                          14468                       15694                       16330
10/31/05                                                  15503                       16806                       17214

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -3.65%  6.32%     4.95%
Excluding sales charges   1.23   6.63      4.95

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9972                        9916                       10037
                                                          10956                       10961                       11132
                                                          11291                       11568                       11831
                                                          11020                       11330                       11980
                                                          11248                       11709                       13463
                                                          11912                       12407                       14519
                                                          13064                       14372                       16038
                                                          14369                       15694                       16330
10/31/05                                                  15210                       16806                       17214

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       0.26%  6.63%     4.95%
Excluding sales charges  1.23   6.63      4.95

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9972                        9916                       10037
                                                          10956                       10961                       11132
                                                          11291                       11568                       11831
                                                          11020                       11330                       11980
                                                          11248                       11709                       13463
                                                          11912                       12407                       14519
                                                          13064                       14372                       16038
                                                          14369                       15694                       16330
10/31/05                                                  15210                       16806                       17214

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (2/28/97) through 8/31/98, performance for Class C shares (first offered 9/1/98), includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (2/28/97) through 12/31/03, performance for Class I shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Diversified Income Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
                         2.32%  7.71%     6.02%

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                           9992                        9916                       10037
                                                          11078                       10961                       11132
                                                          11536                       11568                       11831
                                                          11376                       11330                       11980
                                                          11728                       11709                       13463
                                                          12529                       12407                       14519
                                                          13896                       14372                       16038
                                                          15442                       15694                       16330
10/31/05                                                  16602                       16806                       17124

                                         ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                   YEAR    YEARS    INCEPTION
------------------------------------------------------------------

Three-Index Composite(1)                 0.79%   8.15%     6.17%
Lehman Brothers(R) Aggregate Bond
  Index(2)                               1.13    6.31      6.47
Average Lipper multi-sector income
  fund(3)                                3.49    7.69      5.73

1. The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Three-Index Composite is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index or this composite.
2. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                                VALUE
                                                       ENDING ACCOUNT                         (BASED ON
                                                        VALUE (BASED                         HYPOTHETICAL
                                       BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID            AND ACTUAL           PAID
                                         VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                             5/1/05            10/31/05          PERIOD(1)          10/31/05          PERIOD(1)

CLASS A SHARES                         $1,000.00         $1,007.15           $ 6.83           $1,018.25           $ 6.87
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                         $1,000.00         $1,002.30           $10.60           $1,014.50           $10.66
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000.00         $1,002.30           $10.60           $1,014.50           $10.66
--------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                         $1,000.00         $1,008.45           $ 5.01           $1,020.05           $ 5.04
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.35% for Class A, 2.10% for Class B and Class C, and 0.99% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).



 6   MainStay Diversified Income Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                                  SHORT-
                                                   TERM
                                                INVESTMENTS
                                      U.S.      (COLLATERAL
                                   GOVERNMENT      FROM                                                  LOAN
FOREIGN                                &        SECURITIES    CORPORATE    MORTAGE-      ASSET-      ASSIGNMENTS
GOVERNMENT             CORPORATE    FEDERAL       LENDING      BONDS-       BACKED       BACKED          AND         CONVERTIBLE
BONDS                    BONDS      AGENCIES       3.7%)       FOREIGN    SECURITIES   SECURITIES   PARTICIPATIONS      BONDS
----------             ---------   ----------   -----------   ---------   ----------   ----------   --------------   -----------
27.6%                    25.2        25.0        17.9         9.4          2.3          1.6            1.0            1.0%

                                                                        LIABILITIES
                                                                            IN
                                                                          EXCESS
                                                                            OF
                                                                           CASH
                                  CONVERTIBLE                              AND
PREFERRED    YANKEE     COMMON     PREFERRED    MUNICIPAL                 OTHER
 STOCKS      BONDS      STOCKS      STOCKS        BOND      WARRANTS     ASSETS
---------    ------     ------    -----------   ---------   --------   -----------
  0.6         0.6        0.3         0.2          0.1         0.1         -12.9

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal Home Loan Mortgage Corporation 5.50%, due 12/1/35 TBA
 2.  Federal National Mortgage Association 5.00%, due
     12/1/35 TBA
 3.  Republic of Germany 3.75%, due 1/4/09
 4.  Federal National Mortgage Association 5.50%, due
     12/1/20 TBA
 5.  Republic of Germany 5.00%, due 7/4/11
 6.  Federal National Mortgage Association 6.00%, due
     12/1/35 TBA
 7.  Hellenic Republic 4.50%, due 5/20/14
 8.  United States Treasury Bond 6.25%, due 8/15/23
 9.  United States Treasury Note 3.00%, due 2/15/08
10.  Federal National Mortgage Association 5.50%, due
     12/1/35 TBA

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald E. Morgan and Joseph Portera of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies and may have fixed, variable, floating, or inverse floating rates of interest. The Fund invests in various bond-market sectors including U.S. government securities (which may include mortgage-related and asset backed securities), foreign government securities and U.S. corporate and foreign corporate debt securities. The Fund may invest in high-yield securities, if available, in any of these sectors. Allocations across market sectors are based on current and projected economic and market conditions. In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. In making allocation and sector decisions, we may rely on fundamental economic-cycle analysis. We may also consider credit quality and interest-rate trends. Investments may include bonds of established economies and emerging markets.

WHAT SIGNIFICANT FACTORS AFFECTED THE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

The Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. This caused a sharp increase in the yields of short-term domestic issues. Strong inflows from Asian central banks helped support prices among longer-dated U.S. Treasurys and resulted in a substantial flattening of the yield curve during the reporting period.

In the domestic bond market, yield spreads(1) between investment-grade corporate bonds and U.S. Treasurys continued to contract throughout the reporting period. The automotive sector was a notable exception, largely because of difficulties at Ford and General Motors that led Moody's and Standard & Poor's to downgrade their debt to high-yield (or "fallen angel") status. In the non-U.S. dollar market, currency exposure had a negative impact because the dollar rallied relative to most major currencies. Emerging markets remained resilient. With credit upgrades and increased institutional-investor participation, emerging-market spreads reached record lows relative to U.S. Treasurys. For most of the reporting period, U.S. high-yield issues saw tight spreads but little in the way of increased default risk. The inclusion of General Motors in the high-yield universe added volatility.

HOW DID THE FUND PERFORM RELATIVE TO ITS PEERS DURING THE REPORTING PERIOD?

In our estimation, the Fund's relative performance was adversely affected by its currency exposure and by a smaller weighting than peer funds in emerging-market debt. The Fund's airline holdings took a toll on the Fund's performance in the high-yield sector. Fortunately, the Fund had little exposure to the automotive industry in the investment-grade portion of the Fund's portfolio.

WHAT WERE SOME OF THE MAJOR DECISIONS THAT AFFECTED THE FUND'S PERFORMANCE?

We significantly altered the Fund's overall asset allocation during the 12-month reporting period. We substantially reduced the Fund's high-yield allocation. Over the same period, we increased the Fund's allocation to international bonds and its allocation to investment-grade debt. In the international-bond portion of the Fund, we put the new money to work in emerging-market dollar debt, which had a positive impact on the Fund's performance. Since high-yield securities outperformed investment-grade debt during the reporting period, the allocation shift detracted from the Fund's overall performance. Our decision to increase currency exposure also hurt the Fund's performance because the dollar continued to rise for most of the reporting period.


Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal when interest rates rise. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains which are taxable.
1. The terms "spread" and "yield spread" may refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

 8   MainStay Diversified Income Fund

WHAT SPECIFIC FACTORS LED YOU TO MAKE THE CHANGES IN THE FUND'S ALLOCATION?

Each allocation change had its own logic. Early in the reporting period, our high-yield group became concerned about the tight yield spread between high-yield bonds and U.S. Treasurys. We were also concerned about the reduced quality of new issues in the high-yield market, which limited our source of new high-yield investments. As a result, we began to slowly rotate out of high-yield securities and into emerging-market and investment-grade debt. We did this by allocating new money to emerging-market and investment-grade securities and by making redemptions among high-yield holdings. We also increased cash in the high-yield portion of the Fund's portfolio.

On the currency front, we concluded that the U.S. current account and budget deficits would come under increasing stress leading to a U.S. dollar sell-off. Early in the reporting period, we started adding exposure to the yen, the euro, and to a lesser degree the Canadian dollar. Having seen the U.S. dollar continue to rise against most foreign currencies, however, we recently elected to hedge part of the Fund's yen exposure to help protect against further downside risk.

From the start of the reporting period our investment-grade group had been underweighted in the troubled auto sector. In May we sold the Fund's position in GMAC leaving only a small position in Ford Motor paper. As spreads continued to widen in the auto sector, high-yield investors began to take notice. Toward the end of the first calendar quarter of 2005, the high-yield group started to buy General Motors, adding GMAC and GM paper starting in March.

HOW DID SPECIFIC PORTIONS OF THE FUND'S PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

Emerging-market debt was by far the Fund's best-performing asset class during the reporting period. Non-U.S. dollar debt with unhedged currency exposure was the worst-performing asset class. Exclusive of all fees and sales charges, the high-yield portion of the Fund's portfolio provided a total return of 6.32%, the international-bond portion returned 3.4%, and the domestic high-grade portion returned 1.7%.

WERE THERE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING PERIOD?

In the international portion of the Fund's portfolio, we bought Brazilian and Mexican bonds in February and March. We took profits in Russian 30-year debt in September. Significant purchases in the high-yield portion of the Fund's portfolio included several GMAC issues during the second and third calendar quarters of 2005 and securities issued by Qwest in August 2005.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

The Fund compares itself to a Three-Index Composite that assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse First Boston(TM) High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index.(2) The Fund's performance relative to this benchmark was positive because the Fund's overall currency exposure was considerably less than the 33% implied by the non-currency-hedged Citigroup Non-U.S. Dollar World Government Bond Index. At the end of the reporting period, less than 15% of the Fund's assets carried currency exposure. Emerging-market debt, which contributed to the Fund's positive performance, is not significantly reflected in any of the three indices in the benchmark.

Exclusive of all fees and sales charges, the high-yield portion of the Fund's portfolio had strong nominal performance and outperformed the Credit Suisse First Boston(TM) High Yield Index. Although on the same basis the investment-grade portion of the Fund's portfolio outperformed the Lehman Brothers(R) Aggregate Index, the nominal return was lower than that in the high-yield and international portions of the Fund's portfolio.


2. See page 5 for performance information and disclosure about the Fund's Three-Index Composite.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
LONG-TERM BONDS (93.8%)+
ASSET-BACKED SECURITIES (1.6%)
-------------------------------------------------------------------------------
CONSUMER FINANCE (0.5%)
BMW Vehicle Owner Trust Series 2003-A, Class A3
  1.94%, due 2/25/07                                $      5,535   $      5,525
Harley-Davidson Motorcycle Trust Series 2004-1,
  Class A2 2.53%, due 11/15/11                           430,000        415,836
Volkswagen Auto Loan Enhanced Trust Series 2003-2,
  Class A3
  2.27%, due 10/22/07                                    194,595        192,991
                                                                   ------------
                                                                        614,352
                                                                   ------------
CONSUMER LOANS (0.0%)++
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                     75,000         77,093
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Capital One Master Trust Series 2001-5, Class A
  5.30%, due 6/15/09                                      70,000         70,311
Chemical Master Credit Card Trust I Series 1996-2,
  Class A
  5.98%, due 9/15/08                                     635,000        636,865
                                                                   ------------
                                                                        707,176
                                                                   ------------
ELECTRIC (0.4%)
AES Eastern Energy, L.P. Series 1999-A
  9.00%, due 1/2/17                                      344,933        398,398
Public Service New Hampshire Funding LLC
  Pass-Through Certificates Series 2002-1, Class A
  4.58%, due 2/1/10                                      128,936        128,673
                                                                   ------------
                                                                        527,071
                                                                   ------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
  Series 1995-A
  9.30%, due 7/1/15                                      118,443        117,259
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
THRIFTS & MORTGAGE FINANCE (0.0%)++
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                $      7,976   $      8,011
                                                                   ------------
Total Asset-Backed Securities
  (Cost $1,990,546)                                                   2,050,962
                                                                   ------------

CONVERTIBLE BONDS (1.0%)
-------------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Advertising Co.
  2.875%, due 12/31/10                                    25,000         26,750
                                                                   ------------

BIOTECHNOLOGY (0.1%)
Amgen, Inc.
  (zero coupon), due 3/1/32                              150,000        116,812
                                                                   ------------

HEALTH CARE--SERVICES (0.4%)
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21 (a)                         455,000        335,562
Lincare Holdings, Inc.
  3.00%, due 6/15/33 (b)                                  55,000         55,206
  3.00%, due 6/15/33                                     125,000        125,469
                                                                   ------------
                                                                        516,237
                                                                   ------------
INSURANCE (0.0%)++
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon) beginning 10/1/10 (b)(c)(q)               70,000         69,737
                                                                   ------------

INTERNET (0.1%)
At Home Corp.
  4.75%, due 12/15/06 (d)(e)(f)(g)                       504,238             50
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (b)(e)                               95,000         89,300
                                                                   ------------
                                                                         89,350
                                                                   ------------
MEDIA (0.1%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (e)                                  80,000          2,400
UnitedGlobalCom, Inc.
  1.75%, due 4/15/24                                E     90,000        109,748
                                                                   ------------
                                                                        112,148
                                                                   ------------
TELECOMMUNICATIONS (0.3%)
Lucent Technologies, Inc.
  8.00%, due 8/1/31 (c)                             $     95,000         98,206

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Nortel Networks Corp.
  4.25%, due 9/1/08 (c)                             $    240,000   $    224,100
                                                                   ------------
                                                                        322,306
                                                                   ------------
Total Convertible Bonds
  (Cost $1,262,719)                                                   1,253,340
                                                                   ------------
CORPORATE BONDS (25.2%)
-------------------------------------------------------------------------------
ADVERTISING (0.1%)
Bear Creek Corp.
  9.00%, due 3/1/13 (b)                                   40,000         41,000
Vertis, Inc.
  9.75%, due 4/1/09                                      130,000        131,950
                                                                   ------------
                                                                        172,950
                                                                   ------------
AEROSPACE & DEFENSE (0.2%)
BE Aerospace, Inc.
  8.00%, due 3/1/08                                       40,000         39,900
Sequa Corp.
  8.875%, due 4/1/08                                     207,000        212,175
                                                                   ------------
                                                                        252,075
                                                                   ------------
AGRICULTURE (0.1%)
Cargill, Inc.
  4.375%, due 6/1/13 (b)                                 100,000         94,623
                                                                   ------------

AIRLINES (0.4%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (e)                                671,000        119,103
  9.75%, due 5/15/21 (e)                                   5,000            875
  10.00%, due 8/15/08 (e)                                 35,000          6,038
  10.375%, due 12/15/22 (e)                               10,000          1,750
Northwest Airlines, Inc.
  7.875%, due 3/15/08 (e)                                 15,000          4,350
  8.70%, due 3/15/07 (e)                                   5,000          1,450
  8.97%, due 1/2/15 (e)                                   19,029          2,759
  9.875%, due 3/15/07 (e)                                175,000         51,625
  10.00%, due 2/1/09 (e)                                 279,000         79,515
Southwest Airlines Co.
  5.125%, due 3/1/17                                     235,000        216,074
                                                                   ------------
                                                                        483,539
                                                                   ------------
AUTO MANUFACTURERS (0.2%)
DaimlerChrysler NA Holding Corp.
  6.50%, due 11/15/13                                    285,000        295,439
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
AUTO PARTS & EQUIPMENT (0.4%)
Collins & Aikman Products Co.
  10.75%, due 12/31/11 (e)                          $     50,000   $     24,250
  12.875%, due 8/15/12 (b)(e)                            350,000         42,000
Dana Corp.
  7.00%, due 3/1/29                                       10,000          7,400
Goodyear Tire & Rubber Co. (The)
  12.75%, due 3/1/11 (b)                                 360,000        397,800
                                                                   ------------
                                                                        471,450
                                                                   ------------
BANKS (0.3%)
FleetBoston Financial Corp.
  3.85%, due 2/15/08                                      60,000         58,901
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                                    255,000        247,350
Wachovia Corp.
  5.50%, due 8/1/35                                      110,000        103,707
                                                                   ------------
                                                                        409,958
                                                                   ------------
BUILDING MATERIALS (0.4%)
Compression Polymers Corp.
  10.50%, due 7/1/13 (b)                                 100,000         91,000
Dayton Superior Corp.
  10.75%, due 9/15/08                                    145,000        140,650
Goodman Global Holding Co., Inc.
  6.41%, due 6/15/12 (b)(h)                               40,000         39,200
Interline Brands, Inc.
  11.50%, due 5/15/11                                    121,000        134,310
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                     70,000         64,750
Panolam Industries International, Inc.
  10.75%, due 10/1/13 (b)(c)                              75,000         72,750
                                                                   ------------
                                                                        542,660
                                                                   ------------
CHEMICALS (1.0%)
Cargill, Inc.
  5.00%, due 11/15/13 (b)                                135,000        132,721
Equistar Chemicals, L.P.
  10.625%, due 5/1/11                                    275,000        299,750
Lyondell Chemical Co.
  10.50%, due 6/1/13                                     215,000        243,756
Millennium America, Inc.
  7.625%, due 11/15/26                                   149,000        140,433
Terra Capital, Inc.
  12.875%, due 10/15/08                                  372,000        438,960
                                                                   ------------
                                                                      1,255,620
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES (0.6%)
Cardtronics, Inc.
  9.25%, due 8/15/13 (b)                            $     20,000   $     20,200
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (c)                                100,000         92,500
Language Line, Inc.
  11.125%, due 6/15/12                                   125,000        106,250
Phoenix Color Corp.
  10.375%, due 2/1/09                                    113,000        103,960
Protection One Alarm Monitoring, Inc.
  Series B
  8.125%, due 1/15/09                                     65,000         63,375
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                    220,000        242,825
Williams Scotsman, Inc.
  8.50%, due 10/1/15 (b)                                  90,000         91,350
                                                                   ------------
                                                                        720,460
                                                                   ------------
COMPUTERS (0.4%)
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                     140,000        128,100
  4.875%, due 1/15/14                                     25,000         21,750
  8.525%, due 8/15/13 (b)(c)(h)                           50,000         51,250
  9.125%, due 8/15/13 (b)                                125,000        126,875
  10.25%, due 8/15/15 (b)                                210,000        208,163
                                                                   ------------
                                                                        536,138
                                                                   ------------
DISTRIBUTION & WHOLESALE (0.1%)
Intcomex, Inc.
  11.75%, due 1/15/11 (b)                                 60,000         59,700
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES (4.8%)
ACCO Brands Corp.
  7.625%, due 8/15/15 (b)                                 55,000         52,250
American Real Estate Partners, L.P.
  8.125%, due 6/1/12                                     270,000        277,425
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                     230,000        225,904
Citigroup, Inc.
  0.80%, due 10/30/08                               Y 30,000,000        259,087
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                               $     80,000         81,600
FGIC Corp.
  6.00%, due 1/15/34 (b)                                 160,000        160,326
General Motors Acceptance Corp.
  5.625%, due 5/15/09                                     90,000         85,099
  6.15%, due 4/5/07                                      175,000        172,663

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
  6.75%, due 12/1/14 (c)                            $    280,000   $    267,746
  8.00%, due 11/1/31 (c)                                 430,000        443,907
Goldman Sachs Group, Inc. (The)
  5.125%, due 4/24/13                               E    170,000        223,130
  6.345%, due 2/15/34                               $     95,000         95,263
HSBC Finance Corp.
  4.75%, due 4/15/10                                     200,000        197,445
  5.00%, due 6/30/15                                     305,000        293,820
  6.375%, due 11/27/12                                    90,000         95,241
  7.25%, due 5/15/06                                     400,000        405,444
J Paul Getty Trust
  Series 2003
  5.875%, due 10/1/33                                     90,000         91,308
JP Morgan Chase Capital XVII
  5.85%, due 8/1/35                                      100,000         94,422
LaBranche & Co., Inc.
  9.50%, due 5/15/09 (c)                                 100,000        105,250
  11.00%, due 5/15/12                                    160,000        176,800
Morgan Stanley
  3.625%, due 4/1/08                                     265,000        257,470
Morgan Stanley & Co.
  5.375%, due 11/14/13                              L    390,000        703,508
OMX Timber Finance Investments LLC
  Series 1
  5.42%, due 1/29/20 (b)                            $    100,000         99,037
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14 11.50%, beginning
  4/1/09 (q)                                             225,000        161,438
Rainbow National Services LLC
  8.75%, due 9/1/12 (b)                                   90,000         94,500
  10.375%, due 9/1/14 (b)                                260,000        286,000
Residential Capital Corp.
  6.375%, due 6/30/10 (b)                                170,000        172,676
Ucar Finance, Inc.
  10.25%, due 2/15/12                                    205,000        216,275
Vanguard Health Holding Co. II LLC
  9.00%, due 10/1/14                                     175,000        182,438
Venoco, Inc.
  8.75%, due 12/15/11                                     80,000         80,800
                                                                   ------------
                                                                      6,058,272
                                                                   ------------
ELECTRIC (1.3%)
AES Corp. (The)
  9.00%, due 5/15/15 (b)                                 400,000        434,000
Calpine Corp.
  8.50%, due 7/15/10 (b)(c)                              361,000        252,700
  9.875%, due 12/1/11 (b)                                 29,000         20,735

 12   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (i)                           $    236,627   $    236,627
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (b)                                115,000        113,828
NiSource Finance Corp.
  5.45%, due 9/15/20                                     105,000        100,420
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                    350,000        363,125
Tenaska Virginia Partners, LP
  6.119%, due 3/30/24 (b)                                107,067        110,290
                                                                   ------------
                                                                      1,631,725
                                                                   ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
Emerson Electric Co.
  6.00%, due 8/15/32                                      50,000         52,753
Southern Peru Copper Corp.
  7.50%, due 7/27/35 (b)                                 300,000        287,230
Spectrum Brands, Inc.
  8.50%, due 10/1/13                                      50,000         45,250
                                                                   ------------
                                                                        385,233
                                                                   ------------
ENTERTAINMENT (0.2%)
Chukchansi Economic Development Authority
  8.00%, due 11/15/13 (b)                                 20,000         20,000
Loews Cineplex Entertainment Corp.
  9.00%, due 8/1/14                                       95,000         91,438
President Casinos, Inc.
  12.00%, due 9/15/06 (b)(e)(g)                           21,387         17,110
  13.00%, due 9/15/06 (e)(g)                              47,658         37,173
Warner Music Group
  7.375%, due 4/15/14                                     95,000         92,625
                                                                   ------------
                                                                        258,346
                                                                   ------------
ENVIRONMENTAL CONTROL (0.2%)
Geo Sub Corp.
  11.00%, due 5/15/12                                    235,000        229,713
                                                                   ------------

FOOD (0.5%)
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                      35,000         32,988
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                     200,000        185,000
Safeway, Inc.
  6.15%, due 3/1/06                                      160,000        160,394
  6.50%, due 3/1/11                                       70,000         71,910

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FOOD (CONTINUED)
Swift & Co.
  10.125%, due 10/1/09                              $     45,000   $     47,475
  12.50%, due 1/1/10                                     165,000        175,313
                                                                   ------------
                                                                        673,080
                                                                   ------------
GAS UTILITIES (0.1%)
Star Gas Partners, LP/Star Gas Finance Co.
  10.25%, due 2/15/13                                    140,000        115,500
                                                                   ------------

HAND & MACHINE TOOLS (0.1%)
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                      100,000         89,500
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
Ameripath, Inc.
  10.50%, due 4/1/13                                     190,000        197,600
HCA, Inc., Note
  6.375%, due 1/15/15                                    266,000        261,010
                                                                   ------------
                                                                        458,610
                                                                   ------------
HEALTH CARE--SERVICES (0.5%)
Highmark, Inc.
  6.80%, due 8/15/13 (b)                                 245,000        262,913
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (b)                                  75,000         82,875
Quest Diagnostics, Inc.
  5.45%, due 11/1/15 (b)                                  75,000         74,771
  6.75%, due 7/12/06                                     220,000        222,768
                                                                   ------------
                                                                        643,327
                                                                   ------------
HOME BUILDERS (0.1%)
Beazer Homes USA, Inc.
  6.875%, due 7/15/15 (c)                                170,000        155,975
                                                                   ------------

HOME FURNISHINGS (0.1%)
Fedders North America, Inc.
  9.875%, due 3/1/14                                      95,000         70,063
                                                                   ------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Caesars Entertainment, Inc.
  8.875%, due 9/15/08                                     35,000         37,625
  9.375%, due 2/15/07                                     45,000         46,913
Starwood Hotel & Resorts
  7.375%, due 11/15/15                                   172,000        182,320
                                                                   ------------
                                                                        266,858
                                                                   ------------
HOUSEHOLD DURABLES (0.2%)
KB Home
  6.25%, due 6/15/15                                     250,000        235,198
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS & WARES (0.1%)
Spectrum Brands, Inc.
  7.375%, due 2/1/15 (c)                            $    190,000   $    164,113
                                                                   ------------
INSURANCE (0.4%)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                   220,000        235,400
First Mercury Financial Corp.
  11.797%, due 8/15/12 (b)(h)                             80,000         80,800
Fund American Cos., Inc.
  5.875%, due 5/15/13                                    190,000        188,635
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (b)(e)                               35,000          1,225
  9.15%, due 7/1/26 (b)(e)                               535,000         18,725
                                                                   ------------
                                                                        524,785
                                                                   ------------
INTERNET (0.0%)++
Globix Corp.
  11.00%, due 5/1/08 (b)(j)                               48,788         46,471
                                                                   ------------

IRON & STEEL (0.3%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                     20,000         19,500
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                   185,000        197,950
United States Steel LLC
  10.75%, due 8/1/08                                     150,000        166,500
                                                                   ------------
                                                                        383,950
                                                                   ------------
MEDIA (1.7%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                     145,000        136,177
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     470,000        486,450
Medianews Group, Inc.
  6.875%, due 10/1/13                                     65,000         64,188
Morris Publishing Group LLC
  7.00%, due 8/1/13                                      220,000        216,150
Paxson Communications Corp.
  (zero coupon), due 1/15/09 12.25%, beginning
  1/15/06 (q)                                            290,000        283,475
Reed Elsevier Capital, Inc.
  4.625%, due 6/15/12                                    120,000        115,112
Time Warner Entertainment Co., L.P.
  10.15%, due 5/1/12                                     415,000        511,817

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
MEDIA (CONTINUED)
Ziff Davis Media, Inc.
  9.693%, due 5/1/12 (h)                            $    135,000   $    131,625
  Series B
  13.00%, due 8/12/09 (j)                                187,004        192,147
                                                                   ------------
                                                                      2,137,141
                                                                   ------------
METAL FABRICATE & HARDWARE (0.1%)
Mueller Group, Inc.
  10.00%, due 5/1/12                                     140,000        147,000
                                                                   ------------

MISCELLANEOUS--MANUFACTURING (0.3%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                      414,000        393,300
                                                                   ------------

OIL & GAS (0.9%)
Enterprise Products Operating, L.P.
  Series B
  6.65%, due 10/15/34                                    255,000        255,314
Forest Oil Corp.
  8.00%, due 6/15/08                                     210,000        219,975
Hilcorp Energy I, L.P./Hilcorp Finance Co.
  10.50%, due 9/1/10 (b)                                   7,000          7,840
Mission Resources Corp.
  9.875%, due 4/1/11                                     150,000        156,750
Newfield Exploration Co.
  7.625%, due 3/1/11                                      15,000         15,975
  8.375%, due 8/15/12                                     15,000         16,088
Parker Drilling Co.
  9.625%, due 10/1/13 (b)                                 80,000         90,400
Plains Exploration & Production Co.
  8.75%, due 7/1/12                                      100,000        106,750
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                      220,000        237,050
                                                                   ------------
                                                                      1,106,142
                                                                   ------------
OIL & GAS SERVICES (0.1%)
Lone Star Technologies, Inc.
  9.00%, due 6/1/11                                      125,000        131,875
                                                                   ------------

PACKAGING & CONTAINERS (0.6%)
Owens-Brockway Glass Container, Inc.
  8.875%, due 2/15/09                                    145,000        151,525
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                     383,000        367,680
  8.10%, due 5/15/07 (c)                                 270,000        274,050
                                                                   ------------
                                                                        793,255
                                                                   ------------

 14   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Corp.
  8.875%, due 2/1/10                                $    395,000   $    432,525
  8.875%, due 5/15/31                                     70,000         79,625
  9.375%, due 2/1/13                                      45,000         49,613
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     167,000        130,260
  8.375%, due 6/1/13                                      45,000         35,100
                                                                   ------------
                                                                        727,123
                                                                   ------------
PHARMACEUTICALS (0.3%)
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                     240,000        259,934
Warner Chilcott Corp.
  8.75%, due 2/1/15 (b)                                   85,000         78,200
                                                                   ------------
                                                                        338,134
                                                                   ------------
PIPELINES (1.4%)
ANR Pipeline Co.
  9.625%, due 11/1/21                                    155,000        187,769
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (b)                                225,000        241,875
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                     25,000         25,384
  7.625%, due 8/1/10                                     205,000        215,132
El Paso Production Holding Co.
  7.75%, due 6/1/13                                      485,000        499,550
Energy Transfer Partners, LP
  5.95%, due 2/1/15                                      260,000        253,489
Kern River Funding Corp.
  4.893%, due 4/30/18                                    246,125        239,918
Pacific Energy Partners, L.P.
  7.125%, due 6/15/14                                     60,000         62,400
                                                                   ------------
                                                                      1,725,517
                                                                   ------------
REAL ESTATE (1.0%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                      73,000         79,935
  11.25%, due 6/15/11                                    244,000        263,520
Crescent Real Estate
  Equities, LP
  7.50%, due 9/15/07                                     310,000        314,650
iStar Financial, Inc.
  6.50%, due 12/15/13                                    130,000        131,685
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                      255,000        256,275
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                      250,000        253,125
                                                                   ------------
                                                                      1,299,190
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
RETAIL (1.3%)
CVS Corp.
  5.298%, due 1/11/27 (b)                           $    126,235   $    121,895
  5.789%, due 1/10/26 (b)                                105,551        106,014
Dayton Hudson Co.
  8.60%, due 1/15/12                                     125,000        147,509
Doane Pet Care Co.
  10.625%, due 11/25/15 (b)                               35,000         35,438
Duane Reade, Inc.
  8.37%, due 12/15/10 (c)(h)                              45,000         42,750
Kohl's Corp.
  6.00%, due 1/15/33                                     285,000        271,774
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                     395,000        325,875
  8.75%, due 9/1/21                                      165,000        156,750
Wal-Mart Stores, Inc.
  5.25%, due 9/1/35                                      380,000        356,613
                                                                   ------------
                                                                      1,564,618
                                                                   ------------
SEMICONDUCTORS (0.2%)
Amkor Technology, Inc.
  7.125%, due 3/15/11                                     85,000         73,525
MagnaChip Semiconductor S.A.
  7.12%, due 12/15/11 (h)                                 95,000         93,338
  8.00%, due 12/15/14                                    125,000        114,375
                                                                   ------------
                                                                        281,238
                                                                   ------------
SOFTWARE (0.1%)
Computer Associates International, Inc.
  4.75%, due 12/1/09 (b)                                 120,000        116,534
                                                                   ------------

TELECOMMUNICATIONS (2.6%)
AT&T Corp., Reg S
  7.75%, due 11/21/06                               E    120,000        149,835
Citizens Communications Co.
  9.25%, due 5/15/11                                $    295,000        319,338
Dobson Cellular Systems
  8.375%, due 11/1/11                                     40,000         41,700
  8.443%, due 11/1/11 (h)                                 70,000         72,625
  9.875%, due 11/1/12                                     75,000         81,000
Loral Cyberstar, Inc.
  10.00%, due 7/15/06 (e)                                233,000        194,555
Lucent Technologies, Inc.
  7.25%, due 7/15/06 (c)                                 172,000        172,860
MCI, Inc.
  6.908%, due 5/1/07                                      21,000         21,210
New Cingular Wireless Services, Inc.
  8.75%, due 3/1/31                                      150,000        195,608
PanAmSat Corp.
  9.00%, due 8/15/14                                      92,000         96,830

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                            $    250,000   $    243,125
  7.50%, due 2/15/14                                      65,000         62,238
  7.50%, due 2/15/14 (b)                                 200,000        191,500
Qwest Corp.
  5.625%, due 11/15/08                                    15,000         14,850
  7.50%, due 6/15/23                                     195,000        183,300
  8.875%, due 3/15/12                                    100,000        109,750
  8.875%, due 6/1/31                                     180,000        186,300
Qwest Services Corp.
  13.50%, due 12/15/10                                   284,000        324,470
  14.00%, due 12/15/14                                   110,000        133,238
SBC Communications, Inc.
  4.125%, due 9/15/09                                    115,000        110,726
Telcordia Technologies, Inc.
  10.00%, due 3/15/13 (b)                                200,000        176,000
Triton PCS, Inc.
  8.50%, due 6/1/13 (c)                                  235,000        219,725
                                                                   ------------
                                                                      3,300,783
                                                                   ------------
Total Corporate Bonds (Cost $32,277,017)                             31,747,181
                                                                   ------------

CORPORATE BONDS--FOREIGN (9.4%)
-------------------------------------------------------------------------------
ARGENTINA (0.2%)
Argentine Beverages Financial Trust
  7.375%, due 3/22/12 (b)                                250,000        250,000
YPF Sociedad Anonima
  9.125%, due 2/24/09                                     60,000         65,700
                                                                   ------------
                                                                        315,700
                                                                   ------------
BAHAMAS (0.1%)
Ultrapetrol Ltd.
  9.00%, due 11/24/14                                    100,000         93,000
                                                                   ------------
BERMUDA (0.4%)
AES China Generating Co. Ltd.
  8.25%, due 6/26/10                                     230,000        233,745
Intelsat Bermuda Ltd.
  8.25%, due 1/15/13 (b)                                 135,000        134,663
  8.695%, due 1/15/12 (b)(h)                             160,000        162,000
                                                                   ------------
                                                                        530,408
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
BRAZIL (0.5%)
Caue Finance Ltd.
  8.875%, due 8/1/15 (b)                            $    200,000   $    206,500
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                                   365,000        449,863
                                                                   ------------
                                                                        656,363
                                                                   ------------
CANADA (1.4%)
Abitibi-Consolidated, Inc.
  8.85%, due 8/1/30                                       60,000         50,100
Ainsworth Lumber Co. Ltd.
  7.25%, due 10/1/12                                      40,000         36,100
Alcan, Inc.,
  5.75%, due 6/1/35                                      145,000        136,383
CanWest Media, Inc.
  8.00%, due 9/15/12                                     202,611        212,235
Hollinger, Inc.
  11.875%, due 3/1/11 (b)                                 40,000         40,000
  12.875%, due 3/1/11 (b)                                133,000        140,481
Nova Chemicals Corp.
  7.561%, due 11/15/13 (b)                                65,000         65,650
Quebecor Media, Inc.
  11.125%, due 7/15/11                                    72,000         77,940
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06 (q)                          301,000        306,268
Rogers Cable, Inc.
  7.875%, due 5/1/12                                     245,000        259,700
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$   225,000        203,454
Sun Media Corp.
  7.625%, due 2/15/13                               $    210,000        217,350
                                                                   ------------
                                                                      1,745,661
                                                                   ------------
CAYMAN ISLANDS (0.3%)
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (b)                                200,000        218,000
Votorantim Overseas III
  7.875%, due 1/23/14 (b)                                100,000        103,750
                                                                   ------------
                                                                        321,750
                                                                   ------------
CHILE (0.4%)
AES Gener S.A.
  7.50%, due 3/25/14 (c)                                 250,000        249,833
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (b)                                 55,000         55,142
Empresa Nacional de Petroleo
  6.75%, due 11/15/12 (b)                                200,000        213,107
                                                                   ------------
                                                                        518,082
                                                                   ------------

 16   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
-------------------------------------------------------------------------------
COLOMBIA (0.2%)
Bavaria S.A.
  8.875%, due 11/1/10 (b)                           $    215,000   $    234,081
                                                                   ------------

DENMARK (0.1%)
Realkredit Danmark A/S
  6.00%, due 10/1/29                                DK   867,936        145,723
                                                                   ------------

FRANCE (0.3%)
Crown European Holdings S.A.
  9.50%, due 3/1/11                                 $    300,000        330,000
  10.875%, due 3/1/13                                     60,000         70,650
                                                                   ------------
                                                                        400,650
                                                                   ------------
GERMANY (1.7%)
Aries Vermoegensverwaltungs
  Series Reg S
  9.60%, due 10/25/14                               E    250,000        320,325
Citibank Global Markets (Severstal) Deutschland
  9.25%, due 4/19/14 (b)                                 190,000        204,250
Kreditanstalt fuer Wiederaufbau
  4.75%, due 8/18/06                                     724,000        883,312
Kyivstar GSM
  10.375%, due 8/17/09 (b)                               275,000        302,156
Landwirtschaftliche Rentenbank
  Series E
  0.65%, due 9/30/08                                Y 50,000,000        432,441
                                                                   ------------
                                                                      2,142,484
                                                                   ------------
JAPAN (0.2%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (b)                            $    250,000        245,072
                                                                   ------------

LIBERIA (0.1%)
Royal Caribbean Cruises Ltd.
  6.875%, due 12/1/13                                    135,000        139,725
                                                                   ------------

LUXEMBOURG (0.7%)
Gazprom International S.A.
  7.201%, due 2/1/20 (b)                                 200,000        212,750
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                    300,000        309,000
Mobile Telesystems Finance
  9.75%, due 1/30/08 (b)                                 150,000        159,750
Tengizchevroil Finance Co.
  6.124%, due 11/15/14 (b)                               100,000        100,250

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
LUXEMBOURG (CONTINUED)
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (b)                            $    100,000   $    101,000
                                                                   ------------
                                                                        882,750
                                                                   ------------
MEXICO (0.5%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                     50,000         57,750
Innova S de RL
  9.375%, due 9/19/13                                    100,000        110,750
Telefonos de Mexico
  S.A. de C.V.
  4.50%, due 11/19/08                                    180,000        176,104
  5.50%, due 1/27/15                                     110,000        105,990
  8.25%, due 1/26/06                                     200,000        201,800
                                                                   ------------
                                                                        652,394
                                                                   ------------
NETHERLANDS (0.4%)
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                     50,000         49,741
Kazkommerts International BV
  8.50%, due 4/16/13 (b)                                 400,000        417,000
                                                                   ------------
                                                                        466,741
                                                                   ------------
RUSSIA (0.5%)
OAO Gazprom
  9.625%, due 3/1/13 (b)                                 160,000        192,200
Siberian Oil Co.
  Series Reg S
  10.75%, due 1/15/09                                    100,000        112,370
Tyumen Oil Co.
  11.00%, due 11/6/07 (b)                                250,000        273,250
                                                                   ------------
                                                                        577,820
                                                                   ------------
SINGAPORE (0.1%)
SP PowerAssets Ltd.
  5.00%, due 10/22/13 (b)                                175,000        173,761
                                                                   ------------

SOUTH KOREA (0.1%)
LG Electronics, Inc.
  5.00%, due 6/17/10 (b)                                 100,000         97,473
                                                                   ------------

SUPRANATIONAL (0.3%)
Invista
  9.25%, due 5/1/12 (b)                                  205,000        220,119
Jafra Cosmetics International, Inc./Distribuidora
  Comerical Jafra S.A. de C.V.
  10.75%, due 5/15/11                                    118,000        129,505
                                                                   ------------
                                                                        349,624
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
-------------------------------------------------------------------------------
SWEDEN (0.2%)
Stena AB
  9.625%, due 12/1/12                               $    200,000   $    216,000
                                                                   ------------

UNITED KINGDOM (0.7%)
BSKYB Finance UK PLC
  5.625%, due 10/15/15 (b)                               190,000        187,098
  6.50%, due 10/15/35 (b)                                 95,000         93,336
Inmarsat Finance PLC
  (zero coupon), due 11/15/12
  10.375%, beginning 11/15/08 (q)                        250,000        204,375
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (b)(e)(l)                          362,000        394,580
                                                                   ------------
                                                                        879,389
                                                                   ------------
Total Corporate Bonds--Foreign
  (Cost $10,972,615)                                                 11,784,651
                                                                   ------------

FOREIGN GOVERNMENT BONDS (27.6%)
-------------------------------------------------------------------------------
AUSTRALIA (0.4%)
Commonwealth of Australia
  7.50%, due 9/15/09                                A$   570,000        457,094
                                                                   ------------

AUSTRIA (0.7%)
Republic of Austria
  4.65%, due 1/15/18                                E    643,000        857,424
                                                                   ------------

BELGIUM (1.2%)
Kingdom of Belgium
  3.00%, due 9/28/08                                     825,000        995,686
  5.00%, due 9/28/11                                     400,000        528,653
                                                                   ------------
                                                                      1,524,339
                                                                   ------------
BRAZIL (2.1%)
Republic of Brazil
  4.75%, due 4/10/07                                Y 25,000,000        221,845
  11.00%, due 8/17/40                               $  1,000,000      1,201,500
  14.50%, due 10/15/09                                 1,000,000      1,273,500
                                                                   ------------
                                                                      2,696,845
                                                                   ------------
CANADA (1.7%)
Canada Government
  3.55%, due 9/15/10                                C$   510,000        423,739
  5.25%, due 6/1/12                                      344,000        312,189
  5.50%, due 6/1/10                                      525,000        474,887
  5.75%, due 6/1/33 (m)                                  400,000        415,037
Canada Housing Trust No 1
  3.70%, due 9/15/08 (b)                                 575,000        485,622

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
CANADA (CONTINUED)
Province of Quebec
  5.00%, due 7/17/09                                $     80,000   $     80,540
                                                                   ------------
                                                                      2,192,014
                                                                   ------------
COLOMBIA (0.3%)
Republic of Colombia
  8.125%, due 5/21/24                                    300,000        310,800
                                                                   ------------

DENMARK (0.4%)
Kingdom of Denmark
  5.00%, due 11/15/13                               DK 2,985,000        539,148
                                                                   ------------

ECUADOR (0.4%)
Republic of Ecuador
  Series Reg S
  8.00%, due 8/15/30 (q)
  10.00%, beginning 8/1/06                          $    495,000        439,313
                                                                   ------------

EL SALVADOR (0.2%)
Republic of El Salvador
  7.75%, due 1/24/23 (b)                                 250,000        270,625
                                                                   ------------

FRANCE (0.4%)
French Republic
  4.75%, due 7/12/07                                E    400,000        495,865
                                                                   ------------

GERMANY (5.9%)
Republic of Germany
V    3.75%, due 1/4/09 (m)                             2,610,000      3,216,538
  4.50%, due 8/18/06                                     145,000        176,530
  4.75%, due 7/4/08                                      125,000        157,500
V    5.00%, due 7/4/11                                 1,405,000      1,852,912
  5.25%, due 1/4/08                                      704,000        888,362
  5.375%, due 1/4/10                                     450,000        590,571
  6.25%, due 1/4/30                                      350,000        584,020
                                                                   ------------
                                                                      7,466,433
                                                                   ------------
GREECE (1.7%)
Hellenic Republic
V    4.50%, due 5/20/14                                1,200,000      1,544,840
  5.90%, due 10/22/22                                    406,000        608,517
                                                                   ------------
                                                                      2,153,357
                                                                   ------------
INDONESIA (0.1%)
Republic of Indonesia
  7.25%, due 4/20/15 (b)                                 180,000        177,300
                                                                   ------------

ITALY (1.7%)
Italian Republic
  3.80%, due 3/27/08                                Y 30,000,000        278,682
  5.25%, due 12/15/05                               E    321,000        386,025

 18   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
-------------------------------------------------------------------------------
ITALY (CONTINUED)
  ex5.50%, due 11/1/10                              E    600,000   $    800,103
  6.50%, due 11/1/27                                     372,000        611,877
                                                                   ------------
                                                                      2,076,687
                                                                   ------------
JAPAN (2.2%)
Development Bank of Japan
  1.60%, due 6/20/14                                Y140,000,000      1,222,943
Japan Finance Corp. for Municipal Enterprises
  1.55%, due 2/21/12                                 120,000,000      1,058,213
Japan Government
  1.05%, due 6/20/23                                  57,000,000        420,451
                                                                   ------------
                                                                      2,701,607
                                                                   ------------
MEXICO (1.2%)
United Mexican States
  Series A
  6.75%, due 9/27/34 (c)                            $  1,300,000      1,355,250
  8.125%, due 12/30/19                                    90,000        107,640
                                                                   ------------
                                                                      1,462,890
                                                                   ------------
NETHERLANDS (0.6%)
Kingdom of the Netherlands
  3.75%, due 7/15/09                                E    634,000        784,167
                                                                   ------------

NORWAY (0.6%)
Kingdom of Norway
  6.75%, due 1/15/07                                NK 4,865,000        781,738
                                                                   ------------

PANAMA (0.3%)
Republic of Panama
  8.875%, due 9/30/27                               $    325,000        377,813
                                                                   ------------

PHILIPPINES (0.4%)
Republic of Philippines
  9.50%, due 2/2/30                                      250,000        263,750
  9.875%, due 1/15/19                                    200,000        222,500
                                                                   ------------
                                                                        486,250
                                                                   ------------
POLAND (0.6%)
Republic of Poland
  6.00%, due 5/24/09                                PZ 2,500,000        776,958
                                                                   ------------

PORTUGAL (0.3%)
Republic of Portugal
  3.00%, due 7/17/06                                E    335,000        403,150
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
RUSSIA (0.8%)
Russian Federation
  Series Reg S
  5.00%, due 3/31/30 (q)
  7.50%, beginning 3/31/07                          $    892,000   $    991,547
                                                                   ------------

SOUTH AFRICA (0.1%)
Republic of South Africa
  7.00%, due 4/10/08                                E    100,000        130,319
                                                                   ------------

TURKEY (0.4%)
Republic of Turkey
  7.375%, due 2/5/25                                $    470,000        465,300
                                                                   ------------

UKRAINE (0.1%)
Ukraine Government
  6.875%, due 3/4/11 (b)                                 175,000        180,469
                                                                   ------------

UNITED KINGDOM (2.4%)
United Kingdom Treasury Bond
  4.00%, due 3/7/09 (m)                             L    247,000        432,631
  4.25%, due 6/7/32                                      300,000        530,894
  5.00%, due 3/7/12                                      235,000        431,299
  6.00%, due 12/7/28                                     175,000        388,393
  6.25%, due 11/25/10                                    465,000        894,985
  8.00%, due 6/7/21                                      140,000        349,654
                                                                   ------------
                                                                      3,027,856
                                                                   ------------
UNITED STATES (0.2%)
Financement-Quebec
  5.00%, due 10/25/12                               $    190,000        190,564
                                                                   ------------

VENEZUELA (0.2%)
Republic of Venezuela
  13.625%, due 8/15/18                                   181,000        262,903
                                                                   ------------
Total Foreign Government Bonds
  (Cost $32,623,578)                                                 34,680,775
                                                                   ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (1.0%)
-------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.2%)
Goodyear Tire & Rubber Co. (The)
  7.06%, due 4/30/10 (h)(i)                              250,000        251,927
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
-------------------------------------------------------------------------------
MEDIA (0.3%)
Fidelity National Information Solutions, Inc.
  Series B
  5.685%, due 3/9/13 (i)                            $    441,250   $    442,590
                                                                   ------------

RETAIL (0.2%)
Neiman Marcus Group, Inc. (The)
  6.475%, due 4/6/13                                     150,000        150,656
Riverdeep Group Ltd.
  (zero coupon), due 10/30/11 (i)                         50,000         52,750
                                                                   ------------
                                                                        203,406
                                                                   ------------
SOFTWARE (0.3%)
SunGard Data Systems, Inc.
  Series B
  6.28%, due 12/11/12 (i)                                169,575        170,943
Telcordia Technologies, Inc.
  6.36%, due 9/15/12 (i)                                 248,750        245,952
                                                                   ------------
                                                                        416,895
                                                                   ------------
Total Loan Assignments & Participations (Cost
  $1,308,995)                                                         1,314,818
                                                                   ------------

MORTGAGE-BACKED SECURITIES (2.3%)
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.3%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A1
  4.907%, due 5/11/35                                     56,791         56,782
  Series 2005-5, Class A2
  5.001%, due 9/10/10                                    295,000        292,779
Citigroup Commercial Mortgage Trust
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                   220,000        211,708
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2005-C1, Class A4
  5.225%, due 9/15/20 (h)                                440,000        440,114
LB-UBS Commercial Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                    425,000        403,083
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                   252,654        246,156

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
  Series 2005-C7, Class A4
  5.197%, due 11/15/30                              $    235,000   $    233,752
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                                    227,202        221,239
  Series 2004-BPC1, Class A5
  4.855%, due 10/12/41                                   555,000        537,859
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38 (h)                                 162,692        157,725
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                                     87,268         84,981
                                                                   ------------
                                                                      2,886,178
                                                                   ------------
Total Mortgage-Backed Securities
  (Cost $2,949,260)                                                   2,886,178
                                                                   ------------

MUNICIPAL BOND (0.1%)
-------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (h)                                 120,000        119,993
                                                                   ------------
Total Municipal Bond (Cost $120,401)                                    119,993
                                                                   ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (25.0%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (4.9%)
  3.00%, due 8/1/10                                      100,750         95,344
  4.338%, due 3/1/35 (h)                                 156,753        153,948
  5.00%, due 6/1/33                                      394,598        381,096
  5.00%, due 8/1/33                                      767,951        741,602
  5.00%, due 11/1/35 TBA (n)                             805,000        774,309
  5.50%, due 2/1/33                                      226,806        224,367
V    5.50%, due 12/1/35 TBA (n)                        3,790,000      3,735,519
                                                                   ------------
                                                                      6,106,185
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.2%)
  4.00%, due 9/2/08                                      870,000        852,227
  4.625%, due 5/1/13                                     135,000        130,311
  4.75%, due 1/2/07                                      580,000        580,658
  5.125%, due 1/2/14                                     150,000        149,098
  5.25%, due 8/1/12                                      615,000        619,550
  5.50%, due 5/2/06                                      635,000        638,403

 20   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  6.25%, due 2/1/11                                 $    185,000   $    194,912
  6.625%, due 9/15/09                                    825,000        879,069
                                                                   ------------
                                                                      4,044,228
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
  Series 1998-M6, Class A2
  6.32%, due 8/15/08                                     135,171        139,024
                                                                   ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (10.5%)
  4.50%, due 4/1/18                                      128,771        124,739
  4.50%, due 7/1/18                                      449,660        435,581
  4.50%, due 11/1/18                                     485,279        470,084
  5.00%, due 9/1/17                                      452,536        446,896
V    5.00%, due 12/1/35 TBA (n)                        3,365,000      3,234,606
V    5.50%, due 12/1/20 TBA (n)                        2,725,000      2,739,475
  5.50%, due 11/1/33                                     494,306        488,431
  5.50%, due 11/1/33                                   1,019,462      1,007,344
  5.50%, due 12/1/33                                     636,232        628,669
V    5.50%, due 12/1/35 TBA (n)                        1,490,000      1,467,650
V    6.00%, due 12/1/35 TBA (n)                        1,825,000      1,838,118
  6.50%, due 6/1/31                                       39,264         40,380
  6.50%, due 8/1/31                                       31,940         32,848
  6.50%, due 10/1/31                                      19,797         20,360
  6.50%, due 6/1/32                                      103,021        105,896
  7.00%, due 2/1/32                                       48,665         50,910
  7.00%, due 4/1/32                                       26,253         27,463
  7.50%, due 8/1/31                                       47,532         50,195
  7.50%, due 8/1/31                                       27,718         29,271
                                                                   ------------
                                                                     13,238,916
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.2%)
  6.00%, due 4/15/29                                      78,193         79,688
  6.00%, due 8/15/32                                     137,560        140,017
  7.50%, due 12/15/23                                     15,836         16,882
  7.50%, due 11/15/28                                     30,753         32,626
  7.50%, due 12/15/28                                     23,099         24,517
                                                                   ------------
                                                                        293,730
                                                                   ------------
UNITED STATES TREASURY BONDS (2.4%)
  6.00%, due 2/15/26                                     275,000        316,142
V    6.25%, due 8/15/23                                1,315,000      1,534,697
  6.25%, due 5/15/30                                     715,000        863,921
  6.875%, due 8/15/25                                    305,000        383,490
                                                                   ------------
                                                                      3,098,250
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
UNITED STATES TREASURY NOTES (3.7%)
  2.625%, due 11/15/06                              $  1,170,000   $  1,149,388
V    3.00%, due 2/15/08                                1,575,000      1,527,320
  3.375%, due 2/15/08                                  1,370,000      1,339,389
  3.875%, due 9/15/10                                    330,000        321,363
  3.875%, due 2/15/13                                    210,000        201,592
                                                                   ------------
                                                                      4,539,052
                                                                   ------------
Total U.S. Government & Federal Agencies (Cost
  $31,926,379)                                                       31,459,385
                                                                   ------------

YANKEE BONDS (0.6%) (K)
-------------------------------------------------------------------------------
INSURANCE (0.2%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18 (c)                                 15,000         12,221
  7.75%, due 4/26/12 (c)                                  95,000         87,404
  7.75%, due 7/15/37                                      35,000         26,724
  8.25%, due 10/1/15                                       5,000          4,474
  8.30%, due 4/15/26 (c)                                  15,000         12,432
Montpelier Re Holdings Ltd.
  6.125%, due 8/15/13                                     65,000         63,709
                                                                   ------------
                                                                        206,964
                                                                   ------------
OIL & GAS SERVICES (0.3%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                      14,592         14,738
  10.00%, due 11/5/10                                    350,123        386,886
                                                                   ------------
                                                                        401,624
                                                                   ------------
PACKAGING & CONTAINERS (0.1%)
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                    185,000        162,800
                                                                   ------------
Total Yankee Bonds
  (Cost $743,154)                                                       771,388
                                                                   ------------
Total Long-Term Bonds
  (Cost $116,174,664)                                               118,068,671
                                                                   ------------

                                                          SHARES

COMMON STOCKS (0.3%)
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.1%)
Parmalat SpA, GDR (d)(b)                                  21,200         61,639
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (0.0%)++
Quadramed Corp. (d)                                       27,817         44,229
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    21


                                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
HEALTH CARE--SERVICES (0.0%)++
Skilled Healthcare Group, Inc. (d)(g)(i)(l)                  110   $      1,760
                                                                   ------------

INTERNET (0.0%)++
Globix Corp. (d)(g)(i)(l)                                 43,415         59,261
                                                                   ------------
MACHINERY--DIVERSIFIED (0.0%)++
MMH Holdings, Inc. (d)(g)(i)(l)                              886          4,696
                                                                   ------------

MEDIA (0.1%)
Viacom, Inc. Class B                                       3,300        102,201
                                                                   ------------
METAL FABRICATE & HARDWARE (0.1%)
ACP Holding Co. (d)(b)(l)                                 42,447         78,527
                                                                   ------------
TELECOMMUNICATIONS (0.0%)++
ICO Global Communications Holdings Ltd. (d)(l)             1,161          4,676
Loral Cyberstar, Inc. (g)                                     39         39,000
                                                                   ------------
                                                                         43,676
                                                                   ------------
TOBACCO (0.0%)++
North Atlantic Trading Co., Inc. (d)(g)(i)(l)                522              5
                                                                   ------------
Total Common Stocks
  (Cost $229,941)                                                       395,994
                                                                   ------------

CONVERTIBLE PREFERRED STOCKS (0.2%)
-------------------------------------------------------------------------------
AUTOMOBILES (0.0%)++
General Motors Corp.
  6.25%                                                      300          5,505
                                                                   ------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
QuadraMed Corp.
  5.50% (b)(i)                                             9,500        185,250
                                                                   ------------

INTERNET (0.0%)++
Globix Corp.
  6.00% (d)(g)(l)                                          5,076          7,424
                                                                   ------------
Total Convertible Preferred Stocks
  (Cost $257,718)                                                       198,179
                                                                   ------------


                                                          SHARES          VALUE
PREFERRED STOCKS (0.6%)
-------------------------------------------------------------------------------
MEDIA (0.2%)
Haights Cross Communications, Inc.
  16.00% (i)(l)                                            3,700   $    212,750
Paxson Communications Corp.
  14.25% (d)(j)                                                6         40,950
Ziff Davis Holdings, Inc.
  10.00% (d)(l)                                               48         28,800
                                                                   ------------
                                                                        282,500
                                                                   ------------
REAL ESTATE (0.4%)
Sovereign Real Estate Investment Corp.
  12.00% (b)                                                 358        516,415
                                                                   ------------

TRANSPORTATION (0.0%)++
Pacific & Atlantic Holdings, Inc.
  7.50% (g)(l)                                               166              2
                                                                   ------------
Total Preferred Stocks (Cost $540,682)                                  798,917
                                                                   ------------
                                                       NUMBER OF
                                                        WARRANTS
WARRANTS (0.1%)
-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.0%)++
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (d)(b)(g)                                   175              2
                                                                   ------------
MEDIA (0.0%)++
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (d)(g)(l)                                3,350             34
  Strike Price $0.001
  Expire 12/10/11 (d)(g)(l)                                    6              0
Ono Finance PLC
  Strike Price $0.01
  Expire 2/15/11 (b)(d)(g)(l)                                405              4
Ziff Davis Holdings, Inc.
  Strike Price $0.001
  Expire 8/12/12 (d)(b)                                    8,954            895
                                                                   ------------
                                                                            933
                                                                   ------------
METAL FABRICATE & HARDWARE (0.1%)
ACP Holding Co.
  Strike Price $0.01
  Expire 9/13/13 (d)(b)(l)                                42,051         77,794
                                                                   ------------

 22   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       NUMBER OF
                                                        WARRANTS          VALUE
WARRANTS (CONTINUED)
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.0%)++
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (d)(b)(l)                                   225   $          2
                                                                   ------------
Total Warrants
  (Cost $60,945)                                                         78,731
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT          VALUE
SHORT-TERM INVESTMENTS (17.9%)
-------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.1%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (h)(p)                        $    171,356   $    171,356
                                                                   ------------
Total Certificate of Deposit (Cost $171,356)                            171,356
                                                                   ------------
COMMERCIAL PAPER (11.1%)
American General Finance Corp.
  3.84%, due 11/15/05 (o)                              2,000,000      1,997,013
  3.85%, due 11/9/05 (o)                                 400,000        399,660
Compass Securitization
  3.993%, due 11/22/05 (p)                               122,395        122,395
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (p)                                 73,438         73,438
General Electric Capital Corp.
  3.86%, due 11/9/05 (o)                               1,660,000      1,658,576
Goldman Sachs Group, Inc.
  3.98%, due 11/21/05 (o)                              1,100,000      1,097,566
International Business Machines Corp.
  3.77%, due 11/9/05 (o)                               1,285,000      1,283,923
Merck & Co., Inc.
  3.74%, due 11/2/05 (o)                                 215,000        214,978
Merrill Lynch & Co., Inc.
  3.84%, due 11/14/05 (o)                              1,300,000      1,298,197
Morgan Stanley
  3.85%, due 11/7/05 (o)                                 960,000        959,384
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (p)                                72,665         72,665
Toyota Motor Credit Corp.
  3.81%, due 11/8/05 (o)                               2,200,000      2,198,370
UBS Finance Delaware LLC
  4.00%, due 11/1/05 (o)                                 835,000        835,000
Wells Fargo & Co.
  3.79%, due 11/7/05 (o)                               1,800,000      1,798,863
                                                                   ------------
Total Commercial Paper
  (Cost $14,010,028)                                                 14,010,028
                                                                   ------------

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
FEDERAL AGENCIES (3.3%)
Federal Home Loan Bank
  3.72%, due 11/2/05 (o)                            $  1,000,000   $    999,897
                                                                   ------------
Federal Home Loan Mortgage Corporation
  3.68%, due 11/1/05 (o)                               1,575,000      1,575,000
                                                                   ------------
Federal National Mortgage Association
  3.73%, due 11/14/05 (o)                              1,500,000      1,497,980
                                                                   ------------
Total Federal Agencies (Cost $4,072,877)                              4,072,877
                                                                   ------------

                                                          SHARES
INVESTMENT COMPANY (0.9%)
BGI Institutional Money Market Fund (p)                1,116,299      1,116,299
                                                                   ------------
Total Investment Company (Cost $1,116,299)                            1,116,299
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
TIME DEPOSITS (2.5%)
Bank of the West (The)
  4.02%, due 12/8/05 (p)                            $    465,108        465,108
Barclays
  3.92%, due 12/5/05 (p)                                 195,835        195,835
  3.94%, due 11/28/05 (p)                                220,314        220,314
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (p)                                 171,356        171,356
Deutsche Bank
  3.95%, due 12/2/05 (p)                                 195,835        195,835
First Tennessee National Corp.
  3.88%, due 11/14/05 (p)                                195,835        195,835
Fortis Bank
  4.00%, due 12/12/05 (p)                                220,314        220,314
Halifax Bank of Scotland
  3.75%, due 11/1/05 (p)                                 195,835        195,835
Keybank
  4.00%, due 11/1/05 (p)                                 218,983        218,983
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (p)                                195,835        195,835
Societe Generale
  3.77%, due 11/1/05 (p)                                 416,149        416,149
UBS AG
  4.01%, due 12/13/05 (p)                                195,835        195,835

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    23

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Wells Fargo & Co.
  4.00%, due 11/25/05 (p)                           $    195,835   $    195,835
                                                                   ------------
Total Time Deposits
  (Cost $3,083,069)                                                   3,083,069
                                                                   ------------
Total Short-Term Investments
  (Cost $22,453,629)                                                 22,453,629
                                                                   ------------
Total Investments
  (Cost $139,717,580) (r)                                  112.9%   141,994,121(s)
Liabilities in Excess of Cash
  and Other Assets                                         (12.9)   (16,167,562)
                                                    ------------   ------------
Net Assets                                                 100.0%  $125,826,559
                                                    ============   ============

++   Less than one tenth of a percent.
(a)  LYON--Liquid Yield Option Note: callable, zero-coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(b)  May be sold to institutional investors only.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Non-income producing security.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g)  Fair valued security. The total market value of these securities at October
     31, 2005 is $166,521, which reflects 0.1% of the Fund's net assets.
(h)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(i)  Restricted security.
(j)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(k)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(l)  Illiquid security.
(m)  Partially segregated for foreign currency forward contracts.
(n)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement. The market value of these securities at October 31, 2005 is $13,789,677.
(o)  Segregated as collateral for TBA's.
(p)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q)  Step Bond--coupon rate changes in increments to maturity. Rate shown is rate in effect at October 31, 2005.
(r)  The cost for federal income tax purposes is $142,897,097.
(s)  At October 31, 2005, net unrealized depreciation was $902,976 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,927,772 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,830,748.

 24   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $139,717,580) including
  $4,527,452 market value of securities loaned  $141,994,121
Cash denominated in foreign currencies
  (identified cost $914,399)                         897,859
Cash                                                  60,315
Receivables:
  Dividends and interest                           1,828,407
  Investment securities sold                       1,263,133
  Fund shares sold                                    51,812
Other assets                                          18,575
Unrealized appreciation on foreign currency
  forward contracts                                   31,824
                                                -------------
    Total assets                                 146,146,046
                                                -------------
LIABILITIES:
Securities lending collateral                      4,639,222
Payables:
  Investment securities purchased                 15,020,308
  Fund shares redeemed                               225,166
  Transfer agent                                      92,826
  NYLIFE Distributors                                 82,670
  Shareholder communication                           51,094
  Professional                                        35,563
  Manager                                             27,765
  Custodian                                           11,788
Accrued expenses                                      26,750
Dividend payable                                     102,015
Unrealized depreciation on foreign currency
  forward contracts                                    4,320
                                                -------------
    Total liabilities                             20,319,487
                                                -------------
Net assets                                      $125,826,559
                                                =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest (par value of
  $.01 per share)
  unlimited shares authorized:
  Class A                                       $     45,502
  Class B                                             81,413
  Class C                                             15,947
  Class I                                                263
Additional paid-in capital                       129,427,016
Accumulated distributions in excess of net
  investment income                               (1,368,616)
Accumulated net realized loss on investments      (4,686,315)
Net unrealized appreciation on investments         2,276,541
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           34,808
                                                -------------
Net assets                                      $125,826,559
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 40,075,754
                                                =============
Shares of beneficial interest outstanding          4,550,232
                                                =============
Net asset value per share outstanding           $       8.81
Maximum sales charge (4.50% of offering price)          0.42
                                                -------------
Maximum offering price per share outstanding    $       9.23
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 71,514,761
                                                =============
Shares of beneficial interest outstanding          8,141,258
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.78
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 14,004,073
                                                =============
Shares of beneficial interest outstanding          1,594,654
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.78
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    231,971
                                                =============
Shares of beneficial interest outstanding             26,318
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.81
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    25

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 7,388,547
  Dividends(a)                                        58,049
  Income from securities loaned--net                  18,400
                                                 -----------
    Total income                                   7,464,996
                                                 -----------
EXPENSES:
  Manager                                            791,423
  Distribution--Class B                              571,034
  Distribution--Class C                              121,282
  Transfer agent--Classes A, B and C                 373,246
  Transfer agent--Class I                                282
  Distribution/Service--Class A                       98,566
  Service--Class B                                   190,345
  Service--Class C                                    40,427
  Professional                                        69,345
  Shareholder communication                           64,060
  Registration                                        52,248
  Custodian                                           50,858
  Recordkeeping                                       39,857
  Directors                                           14,328
  Miscellaneous                                       66,742
                                                 -----------
    Total expenses before reimbursement            2,544,043
Expense reimbursement from Manager                   (87,293)
                                                 -----------
Net expenses                                       2,456,750
                                                 -----------
Net investment income                              5,008,246
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                            1,061,793
  Foreign currency transaction                       230,852
                                                 -----------
Net realized gain on investment and foreign
  currency transactions                            1,292,645
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           (4,643,339)
  Translation of other assets and liabilities
    in foreign currencies and forwards
    contracts                                        345,131
                                                 -----------
Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency contracts                              (4,298,208)
                                                 -----------
Net realized and unrealized loss on investments
  and foreign currency transactions               (3,005,563)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 2,002,683
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $3,844.

 26   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005           2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income               $   5,008,246   $  5,022,102
 Net realized gain on investment
  and foreign currency transactions      1,292,645      1,463,519
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  contracts                             (4,298,208)     2,711,331
                                     ----------------------------
 Net increase in net assets
  resulting from operations              2,002,683      9,196,952
                                     ----------------------------
Dividends to shareholders:
 From net investment income:
   Class A                              (1,708,513)    (1,919,553)
   Class B                              (2,720,609)    (3,675,328)
   Class C                                (575,607)      (641,929)
   Class I                                  (8,134)        (1,934)
                                     ----------------------------
Total dividends to shareholders         (5,012,863)    (6,238,744)
                                     ----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              12,794,668     17,280,589
   Class B                               8,764,440     16,298,457
   Class C                               7,104,784      8,650,466
   Class I                                 160,449         70,412
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                               1,245,678      1,328,042
   Class B                               2,045,194      2,718,981
   Class C                                 265,298        322,308
   Class I                                   7,148          1,737
                                     ----------------------------
                                        32,387,659     46,670,992
 Cost of shares redeemed:
   Class A                             (10,184,745)   (13,341,129)
   Class B                             (15,560,074)   (16,712,880)
   Class C                              (7,437,723)    (5,355,622)
   Class I                                  (2,207)            --
                                     ----------------------------
                                       (33,184,749)   (35,409,631)
    Increase (decrease) in net
     assets derived from capital
     share transactions                   (797,090)    11,261,361
                                     -------------   ------------
    Net increase (decrease) in net
     assets                             (3,807,270)    14,219,569
NET ASSETS:
Beginning of year                      129,633,829    115,414,260
                                     ----------------------------
End of year                          $ 125,826,559   $129,633,829
                                     ============================
Accumulated distribution in excess
 of net investment income at end of
 year                                $  (1,368,616)  $ (1,987,068)
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    27

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                 CLASS A
                                            ---------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                                                           2003*
                                                  YEAR ENDED              THROUGH
                                                 OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2005          2004           2003            2002          2001          2000
Net asset value at beginning of period      $  9.01       $  8.77         $  7.97        $  8.22       $  8.37       $  9.20
                                            --------      --------      -----------      --------      --------      --------
Net investment income                          0.39(a)       0.40(a)         0.39(a)        0.55(a)       0.67 (a)(e)    0.73
Net realized and unrealized gain (loss) on
  investments                                 (0.24)         0.37            0.86          (0.03)        (0.14)(e)     (0.61)
Net realized and unrealized gain (loss) on
  foreign currency transactions                0.04         (0.05)           0.01          (0.15)         0.01         (0.26)
                                            --------      --------      -----------      --------      --------      --------
Total from investment operations               0.19          0.72            1.26           0.37          0.54         (0.14)
                                            --------      --------      -----------      --------      --------      --------
Less dividends and distributions:
  From net investment income                  (0.39)        (0.48)          (0.38)         (0.46)        (0.62)        (0.55)
  Return of capital                              --            --           (0.08)         (0.16)        (0.07)        (0.14)
                                            --------      --------      -----------      --------      --------      --------
Total dividends and distributions             (0.39)        (0.48)          (0.46)         (0.62)        (0.69)        (0.69)
                                            --------      --------      -----------      --------      --------      --------
Net asset value at end of period            $  8.81       $  9.01         $  8.77        $  7.97       $  8.22       $  8.37
                                            ========      ========      ===========      ========      ========      ========
Total investment return (b)                    2.11%         8.44%          16.22%(c)       4.78%         6.62%        (1.57%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      4.32%         4.48%           5.59%+         6.95%         7.95%(e)      8.27%
    Net expenses                               1.34%         1.41%           1.46%+         1.49%         1.44%         1.47%
    Expenses (before reimbursement)            1.40%         1.41%           1.46%+         1.49%         1.44%         1.47%
Portfolio turnover rate                         105%           84%             80%            84%          141%          187%
Net assets at end of period (in 000's)      $40,076       $37,179         $31,042        $18,297       $15,066       $18,909


                                                                                 CLASS C
                                            ---------------------------------------------------------------------------------
                                                                        JANUARY 1,
                                                                           2003*
                                                  YEAR ENDED              THROUGH
                                                 OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2005          2004           2003            2002          2001          2000
Net asset value at beginning of period      $  8.99       $  8.75         $  7.95         $ 8.20        $ 8.36        $ 9.19
                                            --------      --------      -----------      --------      --------      --------
Net investment income                          0.32(a)       0.33(a)         0.34(a)        0.49(a)       0.61 (a)(e)    0.67
Net realized and unrealized gain (loss) on
  investments                                 (0.25)         0.39            0.86          (0.03)        (0.15)(e)     (0.61)
Net realized and unrealized gain (loss) on
  foreign currency transactions                0.04         (0.06)           0.01          (0.15)         0.01         (0.26)
                                            --------      --------      -----------      --------      --------      --------
Total from investment operations               0.11          0.66            1.21           0.31          0.47         (0.20)
                                            --------      --------      -----------      --------      --------      --------
Less dividends and distributions:
  From net investment income                  (0.32)        (0.42)          (0.34)         (0.42)        (0.56)        (0.50)
  Return of capital                              --            --           (0.07)         (0.14)        (0.07)        (0.13)
                                            --------      --------      -----------      --------      --------      --------
Total dividends and distributions             (0.32)        (0.42)          (0.41)         (0.56)        (0.63)        (0.63)
                                            --------      --------      -----------      --------      --------      --------
Net asset value at end of period            $  8.78       $  8.99         $  8.75         $ 7.95        $ 8.20        $ 8.36
                                            ========      ========      ===========      ========      ========      ========
Total investment return (b)                    1.23%         7.68%          15.55%(c)       3.99%         5.78%        (2.28%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income                      3.57%         3.73%           4.84%+         6.20%         7.20%(e)      7.52%
    Net expenses                               2.09%         2.16%           2.21%+         2.24%         2.19%         2.22%
    Expenses (before reimbursement)            2.15%         2.16%           2.21%+         2.24%         2.19%         2.22%
Portfolio turnover rate                         105%           84%             80%            84%          141%          187%
Net assets at end of period (in 000's)      $14,004       $14,449         $10,573         $5,967        $2,965        $2,895

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  As required, effective January 1, 2001 the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income                                  $(0.00)(d)    $(0.00)(d)    $(0.00)(d)
Increase net realized and unrealized gains and losses             0.00(d)       0.00(d)       0.00(d)
Decrease ratio of net investment income                          (0.13%)       (0.13%)       (0.13%)

 28   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
-------------------------------------------------------------------------------------
                                    JANUARY 1,
                                       2003*
            YEAR ENDED                THROUGH
            OCTOBER 31,             OCTOBER 31,         YEAR ENDED DECEMBER 31,
       2005            2004            2003        2002        2001            2000
      $  8.99         $  8.75         $  7.95     $  8.20     $  8.36         $  9.19
    -----------     -----------     -----------   -------     -------         -------
         0.32(a)         0.33(a)         0.34(a)     0.49(a)     0.61 (a)(e)     0.67
        (0.25)           0.39            0.86       (0.03)      (0.15)(e)       (0.61)
         0.04           (0.06)           0.01       (0.15)       0.01           (0.26)
    -----------     -----------     -----------   -------     -------         -------
         0.11            0.66            1.21        0.31        0.47           (0.20)
    -----------     -----------     -----------   -------     -------         -------
        (0.32)          (0.42)          (0.34)      (0.42)      (0.56)          (0.50)
           --              --           (0.07)      (0.14)      (0.07)          (0.13)
    -----------     -----------     -----------   -------     -------         -------
        (0.32)          (0.42)          (0.41)      (0.56)      (0.63)          (0.63)
    -----------     -----------     -----------   -------     -------         -------
      $  8.78         $  8.99         $  8.75     $  7.95     $  8.20         $  8.36
    ===========     ===========     ===========   =======     =======         =======
         1.23%           7.68%          15.55%(c)    3.99%       5.78%          (2.28%)
         3.57%           3.73%           4.84%+      6.20%       7.20%(e)        7.52%
         2.09%           2.16%           2.21%+      2.24%       2.19%           2.22%
         2.15%           2.16%           2.21%+      2.24%       2.19%           2.22%
          105%             84%             80%         84%        141%            187%
      $71,515         $77,933         $73,799     $55,842     $51,694         $47,607


              CLASS I
    ----------------------------
                     JANUARY 2,
                       2004**
    YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,
       2005             2004
      $ 9.02           $ 8.96
    -----------      -----------
        0.42(a)          0.33(a)
       (0.25)            0.16
        0.04            (0.02)
    -----------      -----------
        0.21             0.47
    -----------      -----------
       (0.42)           (0.41)
          --               --
    -----------      -----------
          --               --
    -----------      -----------
      $ 8.81           $ 9.02
    ===========      ===========
        2.32%            5.44%(c)
        4.69%            4.77%+
        0.97%            1.12%+
        1.03%            1.12%+
         105%              84%
      $  232           $   72

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    29

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares and Class I shares were initially offered on September 1, 1998 and January 2, 2004, respectively. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A, Class B, Class C and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2005, the Fund held securities with a value of $166,521 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the

 30   MainStay Diversified Income Fund
impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 7)

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7).

(E) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned

                                                    www.MAINSTAYfunds.com     31
between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(F) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Fund forgoes principal and interest on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(G) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and prompt sale at an acceptable price may be difficult. (See Note 7)

(H) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(I) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2005, are not affected.

    ACCUMULATED
 DISTRIBUTIONS IN    ACCUMULATED NET
   EXCESS OF NET     REALIZED LOSS ON
 INVESTMENT INCOME     INVESTMENTS
     $623,069           $ (623,069)
 ------------------------------------

The reclassifications for the Fund are primarily due to premium amortization adjustments, straddles, paydown and foreign currency gain (loss).


(J) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

 32   MainStay Diversified Income Fund

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:


(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(L) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(M) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(N) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.30% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $19,479 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, NYLIM voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.35% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $791,423, and waived its fee and/or reimbursed expenses in the amount of $87,293.

                                                    www.MAINSTAYfunds.com     33

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets. To the extent that the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntary agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $31,598 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $284, $69,918 and $3,573, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $373,528.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2005 NYLIFE Distributors held shares of Class B with a value of $7,584,384 which represents 10.6% of Class B net assets and 6.0% of the total Fund's net assets at October 31, 2005.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,416 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $39,857 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

 UNDISTRIBUTED   ACCUMULATED      OTHER                        TOTAL
   ORDINARY        CAPITAL      TEMPORARY     UNREALIZED    ACCUMULATED
    INCOME         LOSSES      DIFFERENCES   DEPRECIATION      LOSS
  $1,366,319     $(3,840,926)   $(400,807)    $(868,168)    $(3,743,582)
 ----------------------------------------------------------------------

 34   MainStay Diversified Income Fund

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale loss deferrals, deferral of losses on foreign currency forward contracts for tax purposes and interest on defaulted securities.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $3,840,926 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2008                  $1,293
               2009                     864
               2010                   1,161
               2011                     523
       -------------------------------------------
                                     $3,841
       -------------------------------------------

The Fund utilized $711,183 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the years ended October 31, 2005 and 2004, shown in the Statement of Changes in Net Assets, were as follows:

                                            2005         2004
Distributions paid from:
  Ordinary Income                    $5,012,863    $6,238,744
-------------------------------------------------------------

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of U.S. Government securities were $91,351 and $85,059, respectively. Purchase and sales of securities, other than U.S. Government securities and short-term securities, were $39,620 and $44,027, respectively.

NOTE 7--PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND RESTRICTED SECURITIES:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $4,527,452. The Fund received $4,639,222 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

                                                    www.MAINSTAYfunds.com     35

Foreign currency forward contracts open at October 31, 2005:

                                                                   CONTRACT          CONTRACT            UNREALIZED
                                                                     AMOUNT            AMOUNT         APPRECIATION/
                                                                       SOLD         PURCHASED        (DEPRECIATION)
Foreign Currency Sale Contracts
-------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. Euro, expiring 11/17/05                    E  1,361,822        L2,408,000        $         2,162
-------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/21/05                       $  1,600,000        E1,332,057                 (1,960)
-------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/6/06                         $     89,981        E   75,000                    221
-------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Pound Sterling, expiring 11/17/05             L    841,470        $1,488,560                   (581)
-------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Canadian Dollar, expiring 11/17/05            C$   567,765        $  479,531                 (1,404)
-------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Euro, expiring 11/17/05                       E  4,000,000        $4,819,400                 21,720
-------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Euro, expiring 11/21/05                       E  1,332,057        $1,605,761                  7,721
-------------------------------------------------------------------------------------------------------------------
U.S. Dollar vs. Euro, expiring 1/6/06                         E    150,430        $  180,546                   (375)
-------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency forward
  contracts                                                                                         $        27,504
-------------------------------------------------------------------------------------------------------------------

Foreign currency held at October 31, 2005:

                                                                   CURRENCY              COST          MARKET VALUE
Austrailian Dollar                                            A$    19,246        $   14,844        $        14,390
-------------------------------------------------------------------------------------------------------------------
Canadian Dollar                                               C$    19,406            16,371                 16,431
-------------------------------------------------------------------------------------------------------------------
Danish Krone                                                  DK 1,482,122           247,808                238,013
-------------------------------------------------------------------------------------------------------------------
Euro                                                          E    347,834           418,139                416,862
-------------------------------------------------------------------------------------------------------------------
Pound Sterling                                                L     74,718           131,982                132,250
-------------------------------------------------------------------------------------------------------------------
Japanese Yen                                                  Y  9,302,502            85,255                 79,913
-------------------------------------------------------------------------------------------------------------------
                                                                                  $  914,399        $       897,859
-------------------------------------------------------------------------------------------------------------------

 36   MainStay Diversified Income Fund

Restricted securities held at October 31, 2005:

                                                                   PRINCIPAL
                                                  DATE(S) OF         AMOUNT/                            10/31/05      PERCENT OF
SECURITY                                         ACQUISITION          SHARES              COST             VALUE      NET ASSETS
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                             11/26/2003        236,627        $  236,627        $  236,627          0.2%
--------------------------------------------------------------------------------------------------------------------------------
Fidelity National Information Solutions,
  Inc., Series B
  5.69%, due 3/9/13                          3/16/05-4/25/05        441,250           441,250           442,590          0.4
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                      10/15/02         43,415            29,954            59,261          0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  7.06%, due 4/30/10                                 4/15/05        250,000           250,000           251,927          0.2
--------------------------------------------------------------------------------------------------------------------------------
MMH Holdings, Inc.
  Common Stock                             12/28/01-10/17/02            886             1,413             4,696          0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%                                             1/22/04          3,700           172,130           212,750          0.2
--------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                       4/21/04            522                 5                 5          0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
QuadraMed Corp.
  Convertible Preferred Stock
  5.50%                                              6/16/04          9,500           237,500           185,250          0.1
--------------------------------------------------------------------------------------------------------------------------------
Riverdeep Group Ltd.
  (zero coupon), due 10/30/11                        7/26/05         50,000            50,000            52,750          0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                                        9/4/03            110                 1             1,760          0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc.,
  Series B
  6.28%, due 12/11/12                                7/28/05        169,575           169,363           170,943          0.1
--------------------------------------------------------------------------------------------------------------------------------
Telcordia Technologies, Inc.
  6.36%, due 9/15/12                                  4/5/05        248,750           248,405           245,952          0.2
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   $1,836,648        $1,864,511          1.4%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                                1,416       971      786       18
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 138       227       29       --(a)
-------------------------------------------------------------------------------
                                           1,554     1,198      815       18
-------------------------------------------------------------------------------
Shares redeemed                           (1,130)   (1,728)    (828)      --(a)
-------------------------------------------------------------------------------
Net increase (decrease)                      424      (530)     (13)      18
-------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     37

                                                        YEAR ENDED
                                                     OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold                                1,941     1,830       972        8
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 150       307        36       --(a)
--------------------------------------------------------------------------------
                                           2,091     2,137     1,008        8
--------------------------------------------------------------------------------
Shares redeemed                           (1,503)   (1,896)     (608)      --
--------------------------------------------------------------------------------
Net increase                                 588       241       400        8
--------------------------------------------------------------------------------

*  Commenced operations on January 2, 2004.
(a) Less than one-thousand.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completely responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those agreements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the Funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Diversified Income Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 38   MainStay Diversified Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Diversified Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Diversified Income Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com     39

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 40   MainStay Diversified Income Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     41

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 42   MainStay Diversified Income Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in managements presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's mid-range performance when compared over several time periods with funds concluded by Trustees to be peers of the Fund.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place

                                                    www.MAINSTAYfunds.com     43
for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

 44   MainStay Diversified Income Fund

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     45

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

 46   MainStay Diversified Income Fund

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO8106      (RECYCLE SYMBOL)                        MS475-05  MSDI11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Mid Cap Value Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/S/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Trustees and Officers                                                         24
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Federal Income Tax Information                                                29
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

MainStay Funds                                                                30

                                                     www.MAINSTAYfunds.com     3

 4   MainStay Mid Cap Value Fund

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        4.01%  5.69%     10.21%
Excluding sales charges  10.06   6.90      11.05

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                      9450                              10000
                                                                            9389                               9223
                                                                           11932                               9748
                                                                           14743                              10903
                                                                           14406                              10753
                                                                           13128                              10434
                                                                           16067                              13927
                                                                           18697                              16676
10/31/05                                                                   20578                              18917

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       4.27%  5.81%     10.23%
Excluding sales charges  9.27   6.12      10.23

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9908                               9223
                                                                           12488                               9748
                                                                           15309                              10903
                                                                           14863                              10753
                                                                           13433                              10434
                                                                           16324                              13927
                                                                           18857                              16676
10/31/05                                                                   20606                              18917

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       8.27%  6.12%     10.23%
Excluding sales charges  9.27   6.12      10.23

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9908                               9223
                                                                           12488                               9748
                                                                           15309                              10903
                                                                           14863                              10753
                                                                           13433                              10434
                                                                           16324                              13927
                                                                           18857                              16676
10/31/05                                                                   20606                              18917

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (6/1/98) through 12/31/03, performance for Class I, R1, and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         10.48%  7.22%     11.37%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9943                               9223
                                                                           12671                               9748
                                                                           15699                              10903
                                                                           15378                              10753
                                                                           14048                              10434
                                                                           17236                              13927
                                                                           20136                              16676
10/31/05                                                                   22246                              18917

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         10.35%  7.12%     11.26%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9940                               9223
                                                                           12653                               9748
                                                                           15659                              10903
                                                                           15324                              10753
                                                                           13984                              10434
                                                                           17146                              13927
                                                                           20016                              16676
10/31/05                                                                   22087                              18917

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         10.06%  6.83%     10.96%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9932                               9223
                                                                           12608                               9748
                                                                           15560                              10903
                                                                           15190                              10753
                                                                           13829                              10434
                                                                           16901                              13927
                                                                           19668                              16676
10/31/05                                                                   21646                              18917

                                     ONE    FIVE      SINCE
BENCHMARK PERFORMANCE               YEAR    YEARS   INCEPTION
-------------------------------------------------------------

Russell Midcap(R) Value Index(1)    19.50%  12.82%     9.74%
Average Lipper mid cap value
  fund(2)                           14.51   10.66      9.30

1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,057.55           $ 7.00            $1,018.25            $ 6.87
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,054.10           $10.87            $1,014.50            $10.66
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,054.10           $10.87            $1,014.50            $10.66
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,059.75           $ 5.14            $1,020.05            $ 5.04
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,059.25           $ 5.66            $1,019.55            $ 5.55
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,057.70           $ 6.95            $1,018.30            $ 6.82
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each Class (1.35% for Class A, 2.10% for Class B and Class C, 0.99% for Class I, 1.09% for Class R1, and 1.34% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 6   MainStay Mid Cap Value Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)


                                            SHORT TERM
                                           INVESTMENTS
                                         (COLLATERAL FROM                                                 LIABILITIES IN EXCESS
                                         SECURITIES LENDING       INVESTMENT           PURCHASED PUT         OF CASH AND OTHER
COMMON STOCKS                                IS 6.7%)               COMPANY                OPTIONS                 ASSETS
-------------                              -----------             ----------           -------------       ---------------------
88.4%                                         12.3                    3.4                    0.6                     -4.7

See Portfolio of Investments on page 10 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  GlobalSantaFe Corp.
 2.  PMI Group, Inc. (The)
 3.  Rowan Cos., Inc.
 4.  Transocean, Inc.
 5.  Pride International, Inc.
 6.  Abitibi-Consolidated, Inc.
 7.  ENSCO International, Inc.
 8.  iShares Russell Midcap Value Index Fund
 9.  Kroger Co. (The)
10.  Cadbury Schweppes PLC ADR

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen and Mark T. Spellman of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell Midcap(R) Value Index.(1) The Fund normally invests at least 80% of its assets in securities that we believe are undervalued when purchased, pay cash dividends, and are listed on a national securities exchange or traded in the over-the-counter market. In implementing this strategy, we seek to identify investment opportunities based on the financial condition and competitiveness of individual companies. In particular, we look for equities that we deem to be undervalued based on a number of factors, including relative valuation, prospects for future earnings growth, ability to grow dividends, and corporate management.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

During the 12-month reporting period, stocks generally advanced, despite political events and energy price fluctuations. Value stocks outperformed growth stocks at all capitalization levels. Crude-oil prices rallied to $69.81 per barrel and natural gas prices broke $14 per million Btu before backing off somewhat. Major hurricanes affected supply-and-demand dynamics by damaging oil rigs and petrochemical plants. The price of gasoline rose to more than $3 a gallon, which threatened to slow consumer spending. Although hurricane-related stocks--including retailers, insurers, and companies on the Gulf Coast--were weakened, the long-term economic impact appeared to be manageable.

The Federal Open Market Committee raised the targeted federal funds rate eight times during the 12-month reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) On October 31, 2005, the federal funds target rate stood at 3.75%. During the reporting period, the yield curve flattened to reflect concern over a potential recession. Yet the most recent gross-domestic-product data suggests that the overall economy has remained resilient.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

The top-five positive contributors to the Fund during the reporting period were all from the contract drilling segment of the energy sector. Transocean Energy, ENSCO International, GlobalSantaFe, Rowan, and Pride International each benefited from higher oil and natural gas prices. These companies also benefited from the perception that day rates may continue to rise if damage to the Gulf of Mexico's drilling infrastructure tightens drilling-rig supply. Earnings results at these companies came in better than expected throughout the reporting period, which raised expectations and drove stock prices higher.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Three stocks in the paper industry hurt the Fund's performance during the reporting period. We purchased shares of Canadian newsprint manufacturer Abitibi-Consolidated in March 2005, and the company's shares slid through October because of higher energy costs and weaker-than-expected demand. The Fund continued to hold the company's shares, how-ever, because we felt they were attractively valued. The company has begun to concentrate on share-holder value by monetizing some noncore operations and cutting excess capacity.

Paper company Bowater was plagued by higher feed-stock costs, sluggish demand, product substitution, and excess capacity. We reduced the Fund's position in this stock because we felt that conditions were not likely to get materially better in the foreseeable future.

Linerboard manufacturer Smurfit-Stone Container faced trends similar to those at Bowater and Abitibi-Consolidated. The company also had difficulty passing through higher costs. We reduced the Fund's position in Smurfit-Stone Container near the end of the reporting period.

We initiated a Fund position in Molson Coors Brewing in March 2005. After the share price declined and recent merger synergies were slow to materialize, we decided to eliminate the position from the portfolio in July 2005.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains which are taxable.
1. See footnote on page 5 for more information about the Russell Midcap(R) Value Index.

 8   MainStay Mid Cap Value Fund

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2005, the Fund held overweighted positions relative to the Russell Midcap(R) Value Index in energy, materials, and industrials. On the same date, the Fund was underweighted relative to the Index in financials, consumer discretionary, utilities, information technology, and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                           SHARES          VALUE
COMMON STOCKS (88.4%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
Raytheon Co.                                              139,842   $  5,167,162
                                                                    ------------
AUTO COMPONENTS (1.3%)
TRW Automotive
  Holdings Corp. (a)                                      190,700      5,158,435
                                                                    ------------
BUILDING PRODUCTS (1.5%)
American Standard Cos., Inc.                              153,900      5,854,356
                                                                    ------------
CHEMICALS (3.3%)
Arch Chemicals, Inc.                                      222,282      5,839,348
Chemtura Corp.                                            195,800      2,095,062
Olin Corp. (b)                                            266,525      4,765,467
                                                                    ------------
                                                                      12,699,877
                                                                    ------------
COMMERCIAL BANKS (4.2%)
Compass Bancshares, Inc.                                  163,114      7,953,439
Hibernia Corp. Class A                                     83,757      2,485,070
Marshall & Ilsley Corp.                                   133,343      5,728,415
                                                                    ------------
                                                                      16,166,924
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (1.8%)
Pitney Bowes, Inc.                                        166,911      7,023,615
                                                                    ------------
COMMUNICATIONS EQUIPMENT (1.8%)
Lucent Technologies, Inc. (a)                           2,386,700      6,802,095
                                                                    ------------

CONSUMER FINANCE (1.2%)
MBNA Corp.                                                182,000      4,653,740
                                                                    ------------

CONTAINERS & PACKAGING (2.6%)
Owens-Illinois, Inc. (a)                                  306,700      5,839,568
Temple-Inland, Inc.                                       110,900      4,084,447
                                                                    ------------
                                                                       9,924,015
                                                                    ------------
ELECTRIC UTILITIES (4.6%)
Entergy Corp.                                              76,287      5,395,017
FirstEnergy Corp.                                          81,488      3,870,680
PPL Corp.                                                 270,800      8,486,872
                                                                    ------------
                                                                      17,752,569
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
Molex, Inc. Class A                                       468,300     11,187,687
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (23.7%)
Diamond Offshore
  Drilling, Inc. (b)                                       82,500      4,657,950
V  ENSCO International, Inc.                              303,622     13,842,127


                                                           SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
V  GlobalSantaFe Corp.                                    424,656   $ 18,918,425
V  Pride International, Inc. (a)                          595,000     16,701,650
V  Rowan Cos., Inc.                                       555,700     18,332,543
V  Transocean, Inc. (a)                                   318,200     18,293,318
                                                                    ------------
                                                                      90,746,013
                                                                    ------------
FOOD & STAPLES RETAILING (3.1%)
V  Kroger Co. (The) (a)                                   602,200     11,983,780
                                                                    ------------

FOOD PRODUCTS (3.1%)
V  Cadbury Schweppes PLC ADR (c)                          296,300     11,760,147
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES (1.7%)
Apria Healthcare Group, Inc. (a)                          111,400      2,569,998
Universal Health Services, Inc. Class B (b)                82,400      3,884,336
                                                                    ------------
                                                                       6,454,334
                                                                    ------------
INSURANCE (3.7%)
Hartford Financial Services Group, Inc. (The) (b)         122,147      9,741,223
St. Paul Travelers
  Cos., Inc. (The)                                         96,500      4,345,395
                                                                    ------------
                                                                      14,086,618
                                                                    ------------
IT SERVICES (1.5%)
Computer Sciences Corp. (a)                               109,052      5,588,915
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Mattel, Inc.                                              247,100      3,644,725
                                                                    ------------

MACHINERY (1.6%)
Navistar International Corp. (a)                           66,902      1,841,143
Timken Co. (The) (b)                                      144,400      4,095,184
                                                                    ------------
                                                                       5,936,327
                                                                    ------------
MEDIA (1.2%)
Gannett Co., Inc.                                          45,700      2,863,562
Regal Entertainment Group Class A (b)                      97,400      1,795,082
                                                                    ------------
                                                                       4,658,644
                                                                    ------------
METALS & MINING (1.2%)
Inco, Ltd.                                                117,000      4,705,740
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
)x
MULTI-UTILITIES (2.5%)
PG&E Corp.                                                 79,225   $  2,882,206
Public Service Enterprise Group, Inc.                     105,000      6,603,450
                                                                    ------------
                                                                       9,485,656
                                                                    ------------
PAPER & FOREST PRODUCTS (4.0%)
V  Abitibi-Consolidated, Inc. (b)                       4,886,600     15,246,192
                                                                    ------------

PHARMACEUTICALS (0.5%)
Forest Laboratories, Inc. (a)                              50,900      1,929,619
                                                                    ------------

REAL ESTATE (1.6%)
General Growth
  Properties, Inc. (b)                                     60,448      2,567,831
Highwoods Properties, Inc.                                130,763      3,688,824
                                                                    ------------
                                                                       6,256,655
                                                                    ------------
ROAD & RAIL (2.3%)
Burlington Northern Santa Fe Corp.                         79,095      4,908,636
CSX Corp.                                                  83,661      3,832,510
                                                                    ------------
                                                                       8,741,146
                                                                    ------------
SOFTWARE (0.4%)
BMC Software, Inc. (a)                                     72,900      1,428,111
                                                                    ------------

SPECIALTY RETAIL (0.5%)
Gap, Inc. (The)                                           112,800      1,949,184
                                                                    ------------

THRIFTS & MORTGAGE FINANCE (7.3%)
V  PMI Group, Inc. (The)                                  462,100     18,428,548
Sovereign Bancorp, Inc.                                   439,621      9,482,625
                                                                    ------------
                                                                      27,911,173
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Alltel Corp.                                               57,413      3,551,568
                                                                    ------------
Total Common Stocks
  (Cost $282,869,420)                                                338,455,022
                                                                    ------------
INVESTMENT COMPANY (3.4%)
--------------------------------------------------------------------------------
V  iShares Russell Midcap Value Index Fund (d)            110,000     13,189,000
                                                                    ------------
Total Investment Company
  (Cost $13,208,327)                                                  13,189,000
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (g)          VALUE
)x
PURCHASED PUT OPTIONS (0.6%)
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.1%)
Owens-Illinois, Inc.
  Strike price $25.00
  Expire 2/18/06 (a)                                          872   $    279,040
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (0.5%)
Diamond Offshore Drilling, Inc.
  Strike price $55.00 Expire 1/21/06 (a)                      210         67,200
ENSCO International, Inc.
  Strike price $35.00
  Expire 12/17/05 (a)                                       2,980         59,600
GlobalSantaFe Corp.
  Strike price $45.00
  Expire 1/21/06 (a)                                        1,626        504,060
Pride International, Inc.
  Strike price $25.00
  Expire 1/21/06 (a)                                        1,050        136,500
Rowan Cos., Inc.
  Strike price $32.50
  Expire 1/21/06 (a)                                        1,830        402,600
Transocean, Inc.
  Strike price $55.00
  Expire 1/21/06 (a)                                        2,250        742,500
                                                                    ------------
                                                                       1,912,460
                                                                    ------------
Total Purchased Put Options
  (Premium $2,419,334)                                                 2,191,500
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
)x
SHORT-TERM INVESTMENTS (12.3%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB 4.082%, due
  2/22/06 (e)(f)                                    $     953,157        953,157
                                                                    ------------
Total Certificate of Deposit
  (Cost $953,157)                                                        953,157
                                                                    ------------

COMMERCIAL PAPER (6.0%)
American General Finance Corp.
  3.85%, due 11/9/05                                    3,915,000      3,911,650
Compass Securitization
  3.993%, due 11/22/05 (e)                                680,827        680,827
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (e)                                 408,496        408,496
General Electric Capital Corp.
  3.86%, due 11/9/05                                      630,000        629,460

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Goldman Sachs
  Group, Inc. (The)
  4.00%, due 11/23/05                               $   2,615,000   $  2,608,608
Merck & Co., Inc.
  3.74%, due 11/1/05                                    3,500,000      3,500,000
Merrill Lynch & Co., Inc.
  3.84%, due 11/14/05                                   4,860,000      4,853,259
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (e)                                404,196        404,196
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                    5,890,000      5,890,000
                                                                    ------------
Total Commercial Paper
  (Cost $22,886,496)                                                  22,886,496
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (1.6%)
BGI Institutional Money
  Market Fund (e)                                       6,209,359      6,209,359
                                                                    ------------
Total Investment Company
  (Cost $6,209,359)                                                    6,209,359
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
TIME DEPOSITS (4.5%)
Bank of the West (The)
  4.02%, due 12/8/05 (e)                            $   2,587,141      2,587,141
Barclays
  3.92%, due 12/5/05 (e)                                1,089,322      1,089,322
  3.94%, due 11/28/05 (e)                               1,225,490      1,225,490
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (e)                                  953,157        953,157
Deutsche Bank
  3.95%, due 12/2/05 (e)                                1,089,322      1,089,322
First Tennessee National Corp.
  3.88%, due 11/14/05 (e)                               1,089,322      1,089,322
Fortis Bank
  4.00%, due 12/12/05 (e)                               1,225,488      1,225,488
Halifax Bank of Scotland
  3.75%, due 11/1/05 (e)                                1,089,322      1,089,322
Keybank
  4.00%, due 11/1/05 (e)                                1,218,080      1,218,080

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (e)                           $   1,089,322   $  1,089,322
Societe Generale
  3.77%, due 11/1/05 (e)                                2,314,810      2,314,810
UBS AG
  4.01%, due 12/13/05 (e)                               1,089,322      1,089,322
Wells Fargo & Co.
  4.00%, due 11/25/05 (e)                               1,089,322      1,089,322
                                                                    ------------
Total Time Deposits
  (Cost $17,149,420)                                                  17,149,420
                                                                    ------------
Total Short-Term Investments
  (Cost $47,198,432)                                                  47,198,432
                                                                    ------------
Total Investments
  (Cost $345,695,513) (h)                                   104.7%   401,033,954(i)
Liabilities in Excess of
  Cash and Other Assets                                      (4.7)   (18,033,369)
                                                    -------------   ------------
Net Assets                                                  100.0%  $383,000,585
                                                    =============   ============

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(g)  One contract relates to 100 shares.
(h)  The cost for federal income tax purposes is $345,548,138.
(i) At October 31, 2005 net unrealized appreciation was $55,485,816, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $69,369,015 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,883,199.

 12   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $345,695,513) including $24,749,406
  market value of securities loaned             $401,033,954
Cash                                                   8,232
Receivables:
  Investment securities sold                      44,084,995
  Fund shares sold                                   366,242
  Dividends and interest                              50,544
Other assets                                          35,879
                                                -------------
    Total assets                                 445,579,846
                                                -------------
LIABILITIES:
Securities lending collateral                     25,805,455
Payables:
  Investment securities purchased                 35,371,389
  Fund shares redeemed                               493,001
  Transfer agent                                     341,349
  NYLIFE Distributors                                240,446
  Manager                                            175,947
  Shareholder communication                           86,130
  Custodian                                            4,257
Accrued expenses                                      61,287
                                                -------------
    Total liabilities                             62,579,261
                                                -------------
Net assets                                      $383,000,585
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     74,913
  Class B                                            125,007
  Class C                                             25,715
  Class I                                                341
  Class R1                                               683
  Class R2                                             2,091
Additional paid-in capital                       300,985,648
Accumulated net realized gain on investments      26,447,746
Net unrealized appreciation on investments        55,338,441
                                                -------------
Net assets                                      $383,000,585
                                                =============
CLASS A
Net assets applicable to outstanding shares     $127,680,223
                                                =============
Shares of beneficial interest outstanding          7,491,269
                                                =============
Net asset value per share outstanding           $      17.04
Maximum sales charge (5.50% of offering price)          0.99
                                                -------------
Maximum offering price per share outstanding    $      18.03
                                                =============
CLASS B
Net assets applicable to outstanding shares     $207,348,186
                                                =============
Shares of beneficial interest outstanding         12,500,711
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.59
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 42,653,791
                                                =============
Shares of beneficial interest outstanding          2,571,452
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.59
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    584,354
                                                =============
Shares of beneficial interest outstanding             34,051
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.16
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $  1,170,116
                                                =============
Shares of beneficial interest outstanding             68,274
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.14
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $  3,563,915
                                                =============
Shares of beneficial interest outstanding            209,095
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.04
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 4,810,218
  Interest                                         1,158,677
  Income from securities loaned--net                   7,873
                                                 ------------
    Total income                                   5,976,768
                                                 ------------
EXPENSES:
  Manager                                          2,760,089
  Distribution--Class B                            1,594,352
  Distribution--Class C                              326,969
  Transfer agent--Classes A, B and C               1,356,696
  Transfer agent--Classes I, R1 and R2                 8,530
  Distribution/Service--Class A                      336,496
  Service--Class B                                   531,451
  Service--Class C                                   108,990
  Distribution/Service--Class R2                       4,976
  Shareholder communication                          128,151
  Professional                                       110,527
  Registration                                        79,688
  Recordkeeping                                       66,097
  Custodian                                           35,900
  Trustees                                            30,147
  Shareholder service fee--Class R1                    1,181
  Shareholder service fee--Class R2                    1,990
  Miscellaneous                                       17,521
                                                 ------------
    Total expenses before waiver/reimbursement     7,499,751
  Expense waiver/reimbursement by Manager           (259,768)
                                                 ------------
    Net expenses                                   7,239,983
                                                 ------------
Net investment loss                               (1,263,215)
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain on:
  Security transactions                           26,395,220
  Foreign currency transactions                        1,284
                                                 ------------
Net realized gain on investment and foreign
  currency transactions                           26,396,504
                                                 ------------
Net change in unrealized appreciation on
  investments                                      8,425,972
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions               34,822,476
                                                 ------------
Net increase in net assets resulting from
  operations                                     $33,559,261
                                                 ============

(a) Dividends recorded net of foreign withholding taxes of $23,175.

 14   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $  (1,263,215)  $   (760,694)
 Net realized gain on investments
  and foreign currency transactions     26,396,504     14,705,022
 Net change in unrealized
  appreciation on investments            8,425,972     31,407,947
                                     ----------------------------
 Net increase in net assets
  resulting from operations             33,559,261     45,352,275
                                     ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Class A                              (1,832,457)            --
   Class B                              (2,997,487)            --
   Class C                                (612,883)            --
   Class I                                  (4,372)            --
   Class R1                                (16,133)            --
   Class R2                                (13,805)            --
                                     ----------------------------
 Total distributions to
  shareholders                          (5,477,137)            --
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              49,642,958     45,632,106
   Class B                              33,836,862     36,003,609
   Class C                              10,334,089      9,050,836
   Class I                                 577,360          1,000
   Class R1                                211,547      1,108,901
   Class R2                              4,355,764      1,133,738

 Net asset value of shares issued to shareholders
  in reinvestment of distributions:
   Class A                               1,618,360             --
   Class B                               2,758,714             --
   Class C                                 489,566             --
   Class I                                   4,372             --
   Class R1                                 16,133             --
   Class R2                                 13,805             --
                                     ----------------------------
                                       103,859,530     92,930,190
 Cost of shares redeemed:
   Class A                             (49,885,936)   (34,827,078)
   Class B                             (35,551,146)   (25,489,485)
   Class C                             (11,165,156)    (7,963,268)
   Class R1                               (224,818)       (65,929)
   Class R2                             (1,697,454)      (319,582)
                                     ----------------------------
                                       (98,524,510)   (68,665,342)
    Increase in net assets derived
     from capital share
     transactions                        5,335,020     24,264,848
                                     ----------------------------
    Net increase in net assets          33,417,144     69,617,123

                                              2005           2004

NET ASSETS:
Beginning of year                    $ 349,583,441   $279,966,318
                                     ----------------------------
End of year                          $ 383,000,585   $349,583,441
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   CLASS A
                                ------------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2003*
                                      YEAR ENDED              THROUGH
                                     OCTOBER 31,            OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                  2005          2004           2003           2002         2001         2000
Net asset value at beginning
  of period                     $  15.71      $  13.50        $ 11.51        $ 13.47      $ 13.14      $ 11.81
                                --------      --------      -----------      -------      -------      -------
Net investment income (loss)        0.03          0.03           0.04           0.06         0.12         0.21
Net realized and unrealized
  gain (loss) on investments        1.54          2.18           1.97          (1.90)        0.52         2.44
                                --------      --------      -----------      -------      -------      -------
Total from investment
  operations                        1.57          2.21           2.01          (1.84)        0.64         2.65
                                --------      --------      -----------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income          --            --          (0.02)         (0.06)       (0.12)       (0.21)
  From net realized gain on
    investments                    (0.24)           --             --          (0.06)       (0.19)       (1.02)
  In excess of net realized
    gains                             --            --             --             --           --        (0.09)
                                --------      --------      -----------      -------      -------      -------
Total dividends and
  distributions                    (0.24)           --          (0.02)         (0.12)       (0.31)       (1.32)
                                --------      --------      -----------      -------      -------      -------
Net asset value at end of
  period                        $  17.04      $  15.71        $ 13.50        $ 11.51      $ 13.47      $ 13.14
                                ========      ========      ===========      =======      =======      =======
Total investment return (a)        10.06%        16.37%         17.53%(b)     (13.67%)       4.88%       22.79%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.17%         0.27%          0.45%+         0.71%        0.95%        1.66%
    Net expenses                    1.35%         1.43%          1.54%+         1.50%        1.53%        1.59%
    Expenses (before
      waiver/reimbursement)         1.42%         1.43%          1.54%+         1.50%        1.53%        1.59%
Portfolio turnover rate               49%           33%            30%            46%         100%         148%
Net assets at end of period
  (in 000's)                    $127,680      $116,396        $90,349        $80,442      $40,692      $32,782

                                                                  CLASS C
                                ---------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002         2001         2000
Net asset value at beginning
  of period                     $ 15.41      $ 13.34        $ 11.42        $ 13.41      $ 13.09      $11.78
                                -------      -------      -----------      -------      -------      ------
Net investment income (loss)      (0.10)       (0.07)         (0.03)         (0.01)        0.03        0.12
Net realized and unrealized
  gain (loss) on investments       1.52         2.14           1.95          (1.92)        0.51        2.42
                                -------      -------      -----------      -------      -------      ------
Total from investment
  operations                       1.42         2.07           1.92          (1.93)        0.54        2.54
                                -------      -------      -----------      -------      -------      ------
Less dividends and
  distributions:
  From net investment income         --           --             --             --        (0.03)      (0.12)
  From net realized gain on
    investments                   (0.24)          --             --          (0.06)       (0.19)      (1.02)
  In excess of net realized
    gains                            --           --             --             --           --       (0.09)
                                -------      -------      -----------      -------      -------      ------
Total dividends and
  distributions                   (0.24)          --             --          (0.06)       (0.22)      (1.23)
                                -------      -------      -----------      -------      -------      ------
Net asset value at end of
  period                        $ 16.59      $ 15.41        $ 13.34        $ 11.42      $ 13.41      $13.09
                                =======      =======      ===========      =======      =======      ======
Total investment return (a)        9.27%       15.52%         16.81%(b)     (14.35%)       4.17%      21.83%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                      (0.58%)      (0.48%)        (0.30%)+       (0.04%)       0.20%       0.91%
    Net expenses                   2.10%        2.18%          2.29%+         2.25%        2.28%       2.34%
    Expenses (before
      waiver/reimbursement)        2.17%        2.18%          2.29%+         2.25%        2.28%       2.34%
Portfolio turnover rate              49%          33%            30%            46%         100%        148%
Net assets at end of period
  (in 000's)                    $42,654      $39,884        $33,501        $28,183      $10,586      $2,803

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charge.
(b)  Total return is not annualized.

 16   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      CLASS B
------------------------------------------------------------------------------------
                                JANUARY 1,
                                   2003*
          YEAR ENDED              THROUGH
         OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2005          2004           2003            2002          2001         2000
    $  15.41      $  13.34       $  11.42        $  13.41      $  13.09      $ 11.78
    --------      --------      -----------      --------      --------      -------
       (0.10)        (0.07)         (0.03)          (0.01)         0.03         0.12
        1.52          2.14           1.95           (1.92)         0.51         2.42
    --------      --------      -----------      --------      --------      -------
        1.42          2.07           1.92           (1.93)         0.54         2.54
    --------      --------      -----------      --------      --------      -------
          --            --             --              --         (0.03)       (0.12)
       (0.24)           --             --           (0.06)        (0.19)       (1.02)
          --            --             --              --            --        (0.09)
    --------      --------      -----------      --------      --------      -------
       (0.24)           --             --           (0.06)        (0.22)       (1.23)
    --------      --------      -----------      --------      --------      -------
    $  16.59      $  15.41       $  13.34        $  11.42      $  13.41      $ 13.09
    ========      ========      ===========      ========      ========      =======
        9.27%        15.52%         16.81%(b)      (14.35%)        4.17%       21.83%
       (0.58%)       (0.48%)        (0.30%)+        (0.04%)        0.20%        0.91%
        2.10%         2.18%          2.29%+          2.25%         2.28%        2.34%
        2.17%         2.18%          2.29%+          2.25%         2.28%        2.34%
          49%           33%            30%             46%          100%         148%
    $207,348      $191,390       $156,116        $130,024      $105,146      $50,172

              CLASS I                           CLASS R1                          CLASS R2
    ----------------------------      ----------------------------      ----------------------------
                     JANUARY 2,                        JANUARY 2,                        JANUARY 2,
                       2004**                            2004**                            2004**
    YEAR ENDED         THROUGH        YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
       2005             2004             2005             2004             2005             2004
      $15.76           $14.81           $15.76           $14.81           $15.71           $14.81
    -----------      -----------      -----------      -----------      -----------      -----------
        0.04             0.07             0.07            (0.01)            0.01            (0.02)
        1.60             0.88             1.55             0.96             1.56             0.92
    -----------      -----------      -----------      -----------      -----------      -----------
        1.64             0.95             1.62             0.95             1.57             0.90
    -----------      -----------      -----------      -----------      -----------      -----------
          --               --               --               --               --               --
       (0.24)              --            (0.24)              --            (0.24)              --
          --               --               --               --               --               --
    -----------      -----------      -----------      -----------      -----------      -----------
       (0.24)              --            (0.24)              --            (0.24)              --
    -----------      -----------      -----------      -----------      -----------      -----------
      $17.16           $15.76           $17.14           $15.76           $17.04           $15.71
    ===========      ===========      ===========      ===========      ===========      ===========
       10.48%            6.41%(b)        10.35%            6.41%(b)        10.06%            6.08%(b)
        0.37%            0.70%+           0.43%            0.56%+           0.09%            0.26%+
        0.99%            1.00%+           1.09%            1.14%+           1.34%            1.44%+
        1.06%            1.00%+           1.16%            1.14%+           1.41%            1.44%+
          49%              33%              49%              33%              49%              33%
      $  584           $    1           $1,170           $1,075           $3,564           $  837

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 7.)

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option,

 18   MainStay Mid Cap Value Fund
in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between net investment loss, accumulated net realized gain on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2005, are not affected.

              ACCUMULATED
    NET       NET REALIZED   ADDITIONAL
 INVESTMENT     GAIN ON       PAID-IN-
    LOSS      INVESTMENTS      CAPITAL
 $1,263,215     $158,191     $(1,421,406)
 ---------------------------------------

The reclassifications for the Fund are primarily due to the fact that net operating losses cannot be carried forward for federal income tax purposes, real estate investment trusts investments and foreign currency gain (loss).

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date.

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The

                                                    www.MAINSTAYfunds.com     19
realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at year end exchange rates.

(I) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(J) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.35% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005 the Fund had $130,177 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses would not exceed on an annualized basis 1.35% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. Prior to December 1, 2004, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses would not exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively, and an equivalent amount for Class I, Class R1 and Class R2 shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $2,760,089, and waived its fee and/or reimbursed expenses in the amount of $259,768.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the

 20   MainStay Mid Cap Value Fund

Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $96,303 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $11,626, $263,868 and $5,290, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $1,365,226.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $10,396 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $66,097 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

 ACCUMULATED NET                         TOTAL
 REALIZED GAIN ON    UNREALIZED       ACCUMULATED
   INVESTMENTS      APPRECIATION         GAIN
   $26,300,371      $55,485,816       $81,786,187
 ---------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

The tax character of distributions paid during the year ended October 31, 2005 and October 31, 2004 shown in the Statement of Changes in Net Assets, are as follows:

                                           2005     2004
Distributions paid from:
  Long-term Capital Gain                $5,477,137   $--
--------------------------------------------------------

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $177,754 and $172,916, respectively.

                                                    www.MAINSTAYfunds.com     21

NOTE 7--PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $24,749,406. The Fund received $25,805,455 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8--LINE OF CREDIT:
The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C
Shares sold                                2,913     2,037      623
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                               99       172       31
---------------------------------------------------------------------
                                           3,012     2,209      654
---------------------------------------------------------------------
Shares redeemed                           (2,930)   (2,130)    (671)
---------------------------------------------------------------------
Net increase (decrease)                       82        79      (17)
---------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                 34         12        254
-----------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                             --(a)       1          1
-----------------------------------------------------------------------
                                            34         13        255
-----------------------------------------------------------------------
Shares redeemed                             --        (13)       (99)
-----------------------------------------------------------------------
Net increase                                34         --(a)     156
-----------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C

Shares sold                                3,034     2,434      614
---------------------------------------------------------------------
                                           3,034     2,434      614
---------------------------------------------------------------------
Shares redeemed                           (2,319)   (1,720)    (537)
---------------------------------------------------------------------
Net increase                                 715       714       77
---------------------------------------------------------------------

                                                  PERIOD ENDED
                                                OCTOBER 31, 2004*
                                          CLASS I   CLASS R1   CLASS R2

Shares sold                                 --(a)      72         74
-----------------------------------------------------------------------
                                            --(a)      72         74
-----------------------------------------------------------------------
Shares redeemed                             --         (4)       (21)
-----------------------------------------------------------------------
Net increase                                --(a)      68         53
-----------------------------------------------------------------------

(a) Less than one-thousand.
*   Commenced operations on January 2, 2004.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Mid Cap Value Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 22   MainStay Mid Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Value Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 24   MainStay Mid Cap Value Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     25

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Mid Cap Value Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's underperformance relative to certain measures over several time periods and the Subadvisor's plan designed to improve performance, in part, through the implementation of measures intended to reduce the volatility of the Fund's investment portfolio.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distribut-

                                                    www.MAINSTAYfunds.com     27
ing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

 28   MainStay Mid Cap Value Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2005) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $5,477,137 on December 13, 2004.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

 30   MainStay Mid Cap Value Fund

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08019         (RECYCLE LOGO)       MS475-05                  MSMV11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          15
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       27

Trustees and Officers                                                         28
--------------------------------------------------------------------------------

Board Consideration and Approval of Subadvisory Agreements                    31
--------------------------------------------------------------------------------

Federal Income Tax Information                                                33
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          33
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        33
--------------------------------------------------------------------------------

MainStay Funds                                                                34

 2   MainStay Global High Income Fund

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        6.34%  14.58%    10.31%
Excluding sales charges  11.35   15.64     10.99

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                     9550.00                           10000.00
                                                                           7473.00                            9223.00
                                                                           8831.00                            9748.00
                                                                          10016.00                           10903.00
                                                                          10825.00                           10753.00
                                                                          12269.00                           10434.00
                                                                          16283.00                           13927.00
                                                                          18605.00                           16676.00
10/31/05                                                                  20718.00                           21879.00

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        5.62%  14.58%    10.14%
Excluding sales charges  10.62   14.81     10.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                    10000.00                           10000.00
                                                                           7789.00                            9223.00
                                                                           9120.00                            9748.00
                                                                          10271.00                           10903.00
                                                                          11018.00                           10753.00
                                                                          12406.00                           10434.00
                                                                          16336.00                           13927.00
                                                                          18519.00                           16676.00
10/31/05                                                                  20486.00                           21879.00

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        9.62%  14.81%    10.14%
Excluding sales charges  10.62   14.81     10.14

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                    10000.00                           10000.00
                                                                           7789.00                            9223.00
                                                                           9120.00                            9748.00
                                                                          10271.00                           10903.00
                                                                          11018.00                           10753.00
                                                                          12406.00                           10434.00
                                                                          16336.00                           13927.00
                                                                          18519.00                           16676.00
10/31/05                                                                  20486.00                           21879.00

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     3

                                             ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                       YEAR    YEARS    INCEPTION
----------------------------------------------------------------------
JPMorgan EMBI Global Diversified Index(1)   10.18%  13.54%     11.13%
Average Lipper emerging markets debt
  fund(2)                                   12.74   15.77      11.22

1. The JPMorgan EMBI Global Diversified Index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds, Eurobonds, traded loans, and local-market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all income and capital gains. The JPMorgan EMBI Global Diversified Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES           5% RETURN           EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             AND ACTUAL            PAID
                                        VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,078.15           $ 7.49            $1,017.85            $ 7.27
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,074.70           $11.40            $1,014.10            $11.07
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,074.70           $11.40            $1,014.10            $11.07
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.43% for Class A and 2.18% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                     www.MAINSTAYfunds.com     5

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

                                                   SHORT-TERM
                                                   INVESTMENTS
                                                   (COLLATERAL
                                                      FROM
                                                   SECURITIES
GOVERNMENTS & FEDERAL             CORPORATE        LENDING IS
AGENCIES                            BONDS             0.7%)          BRADY BONDS           YANKEE BONDS
---------------------             ---------        -----------       -----------           ------------
69.7%                               17.4              7.4               3.8%                   0.6


                          CASH AND
     LOAN               OTHER ASSETS
PARTICIPATIONS        LESS LIABILITIES
--------------        ----------------
     0.2                   0.9

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Russian Federation Series Reg S 5.00%, due
     3/31/30
 2.  United Mexican States 8.125%, due 12/30/19
 3.  Republic of Brazil 8.00%, due 1/15/18
 4.  Republic of Venezuela 9.25%, due 9/15/27
 5.  Russian Federation Series Reg S 11.00%, due
     7/24/18
 6.  Republic of Philippines 9.50%, due 2/2/30
 7.  Republic of Peru 9.125%, due 2/21/12
 8.  Republic of Brazil 11.00%, due 8/17/40
 9.  PEMEX Project Funding Master Trust 7.375%, due
     12/15/14
10.  Republic of Brazil 11.00%, due 1/11/12

 6   MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera, and Jeffrey H. Saxon of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests primarily in high-yield securities, including debt securities issued by governments, and their agencies and authorities, and corporations that are located in at least three different countries. The Fund focuses on debt securities that generally are rated in the lower rating categories of Moody's or S&P(1). The Fund principally invests in emerging markets, but may also invest in established economies. In implementing this strategy, we seek to identify investment opportunities with an approach that includes country selection, local currency evaluation, and individual security analysis based on such factors as financial condition and competitiveness. We may consider a country's political stability, currency exchange rates, interest rates, inflation, relative economic growth, and governmental policies.

During the reporting period, all of the assets and liabilities of MainStay International Bond Fund were transferred to MainStay Global High Income Fund in exchange for shares of MainStay Global High Income Fund.

WHAT FACTORS INFLUENCED EMERGING-MARKET DEBT DURING THE 12-MONTH REPORTING
PERIOD?

By and large, emerging-market debt performed within our expectations during the period, buoyed by higher relative yields and continued improvement in credit fundamentals. While credit risk remained a concern, the additional yield offered by emerging-market securities continued to compensate buyers, and during the 12-month period ended October 31, 2005, emerging-market debt outperformed most other fixed-income asset classes. Several other factors also influenced the market during the reporting period. Tighter monetary policy in the U.S. caused the yield curve to flatten, as short-term yields rose while longer-term yields remained virtually unchanged.

WHAT ISSUES AFFECTED THE MANAGEMENT OF THE FUND DURING THE 12-MONTH REPORTING PERIOD?

For much of the reporting period, we concentrated the portfolio on securities with longer-term maturities and maintained a slightly longer duration than that of the Fund's benchmark, the JPMorgan EMBI Global Diversified Index.(2) The prices of soft and hard commodities continued to rise across the board during the reporting period. Several events strengthened the surge in prices. Major hurricanes in the United States disrupted refinery production and pushed oil and gas prices higher. Even selected agreements by the Organization of the Petroleum Exporting Countries to increase production had little if any effect on lowering energy prices. Higher prices benefited emerging-market oil exporters such as Mexico, Russia, and Venezuela. Precious-metals prices rose as demand from China and India continued to expand. Higher commodity prices benefited several investments in the Fund, including metals & mining companies Companhia Siderurgica Nacional in Brazil and Southern Peru Copper.

HOW DID POLITICAL FACTORS AFFECT THE FUND?

In emerging markets, political risk is always an issue. During the reporting period, there was considerable discussion about the possibility of Turkey becoming a member of the European Union. We saw a regime change in Ecuador. In Brazil, there was the usual "scandal sheet" of who took money and who benefited from what. In Russia, transparency and the rule of law came into question when President Putin used his influence to effectively renationalize parts of the oil and natural gas industry.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains which are taxable.
1. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. See footnote on page 4 for more information on the JPMorgan EMBI Global Diversified Index.

                                                     www.MAINSTAYfunds.com     7

In the past, these kinds of events would have led to increased volatility. But clearly the market has matured. Prices did drop for specific issuers, such as those in Ecuador, but the securities quickly recovered. Over the past several years, emerging market government and corporate issuers have strengthened their balance sheets. With net debt reductions during the past 12 months, issuers hoping to extend the average maturity of their external debt have taken advantage of strong demand and historically low yields to do so. Over the years, many issuers that lacked access to the capital markets (e.g., Mexico in 1994 and Russia in 1998) have faced difficulties when they needed to roll over short-term debt. With prudent debt management and rising international reserves, however, this scenario is much less likely for most issuers.

HOW DID YOU POSITION THE FUND'S PORTFOLIO IN THIS ENVIRONMENT?

Regardless of the market environment, our philosophy is to emphasize undervalued assets using a long-term perspective. Since emerging-market debt had already enjoyed several years of above-average performance, we entered the reporting period believing that volatility was likely to increase, at least over the short term. As long as fundamentals continued to improve, however, we planned to remain almost fully invested. As new money came into the Fund, we quickly sought to invest it--at least until October 2005. As the U.S. Treasury sell-off gained momentum, we became more defensive and increased the Fund's cash position.

For most of the 12 months ended October 31, 2005, we maintained our major themes, focusing on commodity-based issuers and improving corporate credits. A major shift for the Fund during the reporting period was our decision to add local currency debt to the Fund's portfolio. As of October 31, 2005, local currency emerging-market debt was approximately 3% of the Fund's net assets and was split across the Mexican peso, the Brazilian real, the Argentine peso, the Turkish lira, and the Colombian peso. In most cases, we have been attracted to these currencies because of high real interest rates and strong current-account data. Following the debt exchange in Argentina, we concluded that the local currency offered better risk/reward characteristics than the external debt. Since the Fund purchased the local currency debt, these bonds have contributed positively to the Fund's overall return. The Fund's strategically overweighted position in Russian assets also enhanced results. The yield premium investors have demanded to own Russian debt has declined 145 basis points over the reporting period. (A basis point is one-hundredth of a percentage point.)

The financial woes of the U.S. auto sector have received considerable publicity. In August, we viewed this as an opportunity and elected to add a small position in General Motors Acceptance Corp. debt to the Fund's portfolio. We felt that under any conceivable scenario, a commitment to GMAC would be well invested. In particular, the Fund purchased some long-term GMAC debt, and the holding has risen since it was acquired. The increase came on news that General Motors was looking for a strategic buyer for a majority of GMAC, a move that might help the subsidiary regain an investment-grade rating.

As we stated earlier, we raised the Fund's cash position toward the end of the reporting period. We also reduced the Fund's exposure to Russian debt. Given the rally in the corporate sector, we felt that at current spread levels it would be prudent to reduce this overweighted position. Part of the proceeds went into cash and a portion was used to purchase Mexican dollar debt.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
LONG-TERM BONDS (91.7%)+
BRADY BONDS (3.8%) (J)
---------------------------------------------------------------------------------
BRAZIL (1.4%)
Republic of Brazil
  Series 11BR
  4.313%, due 4/15/12 (a)                           $    1,395,608   $  1,361,555
  Series 18 year
  5.25%, due 4/15/12 (a)                                 1,024,720        999,717
                                                                     ------------
                                                                        2,361,272
                                                                     ------------
NIGERIA (0.7%)
Central Bank of Nigeria
  Series WW
  6.25%, due 11/15/20                                    1,250,000      1,240,625
                                                                     ------------

PERU (1.5%)
Republic of Peru
  Series 20 year
  5.00%, due 3/7/17 (b)                                  2,832,200      2,662,268
                                                                     ------------

VIETNAM (0.2%)
Socialist Republic of Vietnam
  Series 30 year
  3.75%, due 3/12/28
  4.00%, beginning 3/1/07 (k)                              500,000        364,956
                                                                     ------------
Total Brady Bonds
  (Cost $5,488,168)                                                     6,629,121
                                                                     ------------

CORPORATE BONDS (17.4%)
---------------------------------------------------------------------------------
ARGENTINA (0.1%)
Argentine Beverages Financial Trust
  7.375%, due 3/22/12 (c)                                  250,000        250,000
                                                                     ------------

BAHAMAS (0.2%)
Ultrapetrol Ltd.
  9.00%, due 11/24/14                                      450,000        418,500
                                                                     ------------
BERMUDA (0.6%)
AES China Generating Co. Ltd. 8.25%, due 6/26/10           550,000        558,956
Asia Aluminum Holdings Ltd.
  8.00%, due 12/23/11 (c)                                  500,000        488,750
                                                                     ------------
                                                                        1,047,706
                                                                     ------------
BRAZIL (0.9%)
Braskem S.A.
  9.375%, due 6/1/15                                       150,000        163,125

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
BRAZIL (CONTINUED)
  Series Reg S
  9.375%, due 6/1/15                                $      500,000   $    541,250
Caue Finance Ltd.
  8.875%, due 8/1/15 (c)                                   750,000        774,375
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                                     125,000        154,062
                                                                     ------------
                                                                        1,632,812
                                                                     ------------
CAYMAN ISLANDS (0.8%)
Banco Mercantil del Norte S.A.
  Series Reg S
  5.875%, due 2/17/14                                      400,000        398,000
CSN Islands VIII Corp.
  9.75%, due 12/16/13 (c)                                  750,000        817,500
Votorantim Overseas III
  7.875%, due 1/23/14 (c)                                  200,000        207,500
                                                                     ------------
                                                                        1,423,000
                                                                     ------------
CHILE (0.4%)
AES Gener S.A.
  7.50%, due 3/25/14 (e)                                   550,000        549,633
Empresa Nacional de Petroleo
  6.75%, due 11/15/12 (c)                                  100,000        106,554
                                                                     ------------
                                                                          656,187
                                                                     ------------
COLOMBIA (1.0%)
Bavaria S.A.
  8.875%, due 11/1/10 (c)                                1,085,000      1,181,294
Chivor S.A. E.S.P.
  9.75%, due 12/30/14 (c)                                  500,000        543,750
                                                                     ------------
                                                                        1,725,044
                                                                     ------------
GERMANY (0.9%)
Citibank Global Markets (Severstal) Deutschland
  9.25%, due 4/19/14 (c)                                   460,000        494,500
Kyivstar GSM
  7.75%, due 4/27/12 (c)                                   400,000        398,080
  10.375%, due 8/17/09 (c)                                 580,000        637,275
                                                                     ------------
                                                                        1,529,855
                                                                     ------------
HONG KONG (0.3%)
Panva Gas Holdings Ltd.
  8.25%, due 9/23/11                                       500,000        521,784
                                                                     ------------

LUXEMBOURG (2.5%)
Gazprom International S.A.
  7.201%, due 2/1/20 (c)                                 1,695,000      1,803,056
Mobile Telesystems Finance
  9.75%, due 1/30/08 (c)                                   750,000        798,750

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com    9

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
LUXEMBOURG (CONTINUED)
Sistema Finance S.A.
  10.25%, due 4/14/08                               $      500,000   $    531,500
Tengizchevroil Finance Co.
  6.124%, due 11/15/14 (c)                                 320,000        320,800
Vimpel Communications
  8.375%, due 10/22/11 (c)                                 200,000        207,200
Wimm-Bill-Dann Foods OJSC
  8.50%, due 5/21/08 (c)                                   600,000        606,000
                                                                     ------------
                                                                        4,267,306
                                                                     ------------
MALAYSIA (0.3%)
Tenga Nasional Berhad
  5.25%, due 5/5/15 (c)                                    485,000        478,264
                                                                     ------------

MAURITIUS (0.2%)
Antam Finance Ltd.
  7.375%, due 9/30/10                                      300,000        300,347
                                                                     ------------

MEXICO (0.5%)
Desarrolladora Homex S.A. de C.V.
  7.50%, due 9/28/15 (c)                                   100,000         96,500
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                      540,000        623,700
Innova S de RL
  9.375%, due 9/19/13                                      100,000        110,750
                                                                     ------------
                                                                          830,950
                                                                     ------------
NETHERLANDS (1.3%)
Intergas Finance BV
  6.875%, due 11/4/11 (c)                                  570,000        584,250
Kazkommerts International BV
  7.00%, due 11/3/09 (c)                                   500,000        505,000
Paiton Energy Funding BV
  9.34%, due 2/15/14 (c)                                   500,000        525,000
  Series Reg S
  9.34%, due 2/15/14                                       550,000        576,125
                                                                     ------------
                                                                        2,190,375
                                                                     ------------
PHILIPPINES (0.4%)
Philippine Long Distance Telephone Co.
  8.35%, due 3/6/17                                         70,000         72,450
  11.375%, due 5/15/12                                     550,000        679,250
                                                                     ------------
                                                                          751,700
                                                                     ------------
RUSSIA (2.8%)
OAO Gazprom
  9.625%, due 3/1/13 (c)                                 1,720,000      2,066,150

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
RUSSIA (CONTINUED)
Siberian Oil Co.
  Series Reg S
  10.75%, due 1/15/09                               $    1,195,000   $  1,342,821
Tyumen Oil Co.
  11.00%, due 11/6/07 (c)                                1,250,000      1,366,250
                                                                     ------------
                                                                        4,775,221
                                                                     ------------
SOUTH KOREA (0.1%)
LG Electronics, Inc.
  5.00%, due 6/17/10 (c)                                   150,000        146,209
                                                                     ------------

UNITED STATES (4.1%)
General Motors Acceptance Corp.
  8.00%, due 11/1/31 (e)                                   600,000        619,405
Indosat Tbk PT
  7.125%, due 6/22/12 (c)                                  250,000        249,500
PEMEX Project Funding Master Trust
  Series Reg S
  5.75%, due 12/15/15                                    2,000,000      1,949,300
V  Pemex Project Funding Master Trust
  7.375%, due 12/15/14                                   2,960,000      3,235,280
Southern Peru Copper Corp.
  7.50%, due 7/27/35 (c)                                 1,100,000      1,053,175
                                                                     ------------
                                                                        7,106,660
                                                                     ------------
Total Corporate Bonds
  (Cost $29,153,170)                                                   30,051,920
                                                                     ------------

GOVERNMENTS & FEDERAL AGENCIES (69.7%)
---------------------------------------------------------------------------------
ARGENTINA (2.9%)
Argentine Republic
  4.005%, due 8/3/12 (a)(d)                              2,030,000      1,791,597
  5.83%, due 12/31/33                                    1,883,335        796,651
  8.28%, due 12/31/33                                    2,503,798      2,434,944
                                                                     ------------
                                                                        5,023,192
                                                                     ------------
BRAZIL (15.8%)
Republic of Brazil
  8.00%, due 1/15/18                                       450,000        464,850
V    8.00%, due 1/15/18                                  4,501,000      4,645,032
  8.25%, due 1/20/34                                     3,000,000      2,919,000
  Series B
  8.875%, due 4/15/24                                    1,475,000      1,526,625
  9.25%, due 10/22/10                                    1,160,000      1,273,680
  9.375%, due 4/7/08                                     2,425,000      2,606,875
  10.125%, due 5/15/27                                   1,500,000      1,732,500
  10.50%, due 7/14/14                                    1,230,000      1,441,560
V    11.00%, due 1/11/12                                 2,500,000      2,975,000
V    11.00%, due 8/17/40                                 2,765,000      3,322,147

 10   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
---------------------------------------------------------------------------------
BRAZIL (CONTINUED)
  11.50%, due 3/12/08                               $    1,560,000   $  1,751,100
  12.25%, due 3/6/30                                     1,140,000      1,519,050
  14.50%, due 10/15/09                                     900,000      1,146,150
                                                                     ------------
                                                                       27,323,569
                                                                     ------------
COLOMBIA (4.5%)
Republic of Colombia
  8.125%, due 5/21/24                                    1,650,000      1,709,400
  10.00%, due 1/23/12                                    1,960,000      2,307,900
  10.375%, due 1/28/33                                     500,000        625,000
  10.50%, due 7/9/10                                     1,170,000      1,375,920
  11.75%, due 2/25/20                                      430,000        578,350
  12.00%, due 10/22/15 COP                           2,300,000,000      1,232,961
                                                                     ------------
                                                                        7,829,531
                                                                     ------------
COSTA RICA (0.3%)
Republic of Costa Rica
  Series Reg S
  8.11%, due 2/1/12                                        500,000        538,750
                                                                     ------------

DOMINICAN REPUBLIC (0.4%)
Dominican Republic
  9.04%, due 1/23/18 (c)                                   627,081        664,706
                                                                     ------------
ECUADOR (2.1%)
Republic of Ecuador
  Series Reg S
  10.00%, beginning 8/1/06
  8.00%, due 8/15/30                                     1,730,000      1,535,375
  Series Reg S
  12.00%, due 11/15/12 (c)                               1,055,000      1,060,275
  12.00%, due 11/15/12                                     960,000        950,400
                                                                     ------------
                                                                        3,546,050
                                                                     ------------
EGYPT (0.4%)
Arab Republic of Egypt
  Series Reg S
  8.75%, due 7/11/11                                       610,000        717,665
                                                                     ------------
EL SALVADOR (0.3%)
Republic of El Salvador
  7.75%, due 1/24/23 (c)                                   100,000        108,250
  Series Reg S
  7.75%, due 1/24/23                                       100,000        108,250
  8.25%, due 4/10/32 (c)                                   250,000        261,875
                                                                     ------------
                                                                          478,375
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
GERMANY (2.2%)
Aries Vermoegensverwaltungs
  9.60%, due 10/25/14 (c)                           $    2,250,000   $  2,880,000
  Series Reg S
  9.60%, due 10/25/14                                      750,000        960,975
                                                                     ------------
                                                                        3,840,975
                                                                     ------------
INDONESIA (0.3%)
Republic of Indonesia
  7.25%, due 4/20/15 (c)                                   550,000        541,750
                                                                     ------------

IVORY COAST (0.1%)
Republic of Ivory Coast
  Series 20 year
  2.50%, due 3/29/18 (a)                                 1,400,000        241,500
                                                                     ------------

LEBANON (0.6%)
Republic of Lebanon
  Series Reg S
  11.625%, due 5/11/16                                     900,000      1,075,500
                                                                     ------------

MEXICO (4.4%)
United Mexican States
  7.50%, due 1/14/12                                       800,000        886,400
V    8.125%, due 12/30/19                                4,650,000      5,561,400
  10.00%, due 12/5/24                                MXN11,000,000      1,097,603
                                                                     ------------
                                                                        7,545,403
                                                                     ------------
PANAMA (2.7%)
Republic of Panama
  8.125%, due 4/28/34                                      250,000        271,250
  8.875%, due 9/30/27                                      920,000      1,069,500
  9.375%, due 7/23/12                                      350,000        407,750
  9.375%, due 4/1/29                                     1,635,000      1,998,787
  9.625%, due 2/8/11                                       770,000        885,500
                                                                     ------------
                                                                        4,632,787
                                                                     ------------
PERU (2.3%)
Republic of Peru
  7.35%, due 7/21/25                                       435,000        439,350
V    9.125%, due 2/21/12                                 3,000,000      3,468,000
                                                                     ------------
                                                                        3,907,350
                                                                     ------------
PHILIPPINES (5.2%)
Republic of Philippines
  8.00%, due 1/15/16                                       650,000        651,625
  9.375%, due 1/18/17                                      830,000        908,850
V    9.50%, due 2/2/30                                   3,800,000      4,009,000
  9.875%, due 1/15/19                                    1,670,000      1,857,875
  10.625%, due 3/16/25                                   1,290,000      1,488,337
                                                                     ------------
                                                                        8,915,687
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
---------------------------------------------------------------------------------
RUSSIA (8.8%)
Russian Federation
  5.00%, due 3/31/30 (c)
  7.50%, beginning 3/31/07                          $       28,205   $     31,308
  Series Reg S
V    5.00%, due 3/31/30
  7.50%, beginning 3/31/07                               9,699,750     10,782,242
  Series Reg S
V    11.00%, due 7/24/18                                 3,010,000      4,391,289
                                                                     ------------
                                                                       15,204,839
                                                                     ------------
SOUTH AFRICA (0.6%)
Republic of South Africa
  7.375%, due 4/25/12                                      950,000      1,049,750
                                                                     ------------
TURKEY (7.0%)
Republic of Turkey
  7.00%, due 6/5/20                                        300,000        292,500
  7.25%, due 3/15/15                                     1,510,000      1,568,512
  7.375%, due 2/5/25                                     2,980,000      2,950,200
  9.00%, due 6/30/11                                     1,000,000      1,130,000
  9.875%, due 3/19/08                                      980,000      1,068,200
  11.00%, due 1/14/13                                      550,000        692,312
  11.75%, due 6/15/10                                      700,000        859,250
  11.875%, due 1/15/30                                   1,160,000      1,682,000
  12.375%, due 6/15/09                                   1,470,000      1,778,700
                                                                     ------------
                                                                       12,021,674
                                                                     ------------
UKRAINE (1.0%)
Ukraine Government
  6.875%, due 3/4/11 (c)                                   350,000        360,938
  7.65%, due 6/11/13 (c)                                   900,000        965,250
  Series Reg S
  11.00%, due 3/15/07                                      306,062        321,120
                                                                     ------------
                                                                        1,647,308
                                                                     ------------
URUGUAY (1.3%)
Republic of Uruguay
  7.50%, due 3/15/15                                       960,000        940,800
  7.875%, due 1/15/33 (f)                                1,291,288      1,226,724
  9.25%, due 5/17/17                                       130,000        142,240
                                                                     ------------
                                                                        2,309,764
                                                                     ------------
VENEZUELA (6.5%)
Republic of Venezuela
  Series Reg S
  5.194%, due 4/20/11 (a)                                  500,000        493,750
  8.50%, due 10/8/14                                     2,170,000      2,365,300
V    9.25%, due 9/15/27                                  3,938,000      4,587,770
  9.375%, due 1/13/34                                    2,215,000      2,576,045
  10.75%, due 9/19/13                                      680,000        829,600

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
VENEZUELA (CONTINUED)
  13.625%, due 8/15/18                              $      200,000   $    290,500
                                                                     ------------
                                                                       11,142,965
                                                                     ------------
Total Governments & Federal Agencies
  (Cost $106,230,573)                                                 120,199,090
                                                                     ------------

LOAN PARTICIPATIONS (0.2%)
---------------------------------------------------------------------------------
ALGERIA (0.2%)
Republic of Algeria
  Tranche 1
  0.938%, due 3/4/10 (a)(g)                          Y  18,421,055        157,452
  Tranche 1
  2.813%, due 9/4/06 (a)(g)                         $       50,000         49,750
  Tranche 3
  4.809%, due 3/4/10 (a)(g)                                150,000        149,850
                                                                     ------------
                                                                          357,052
                                                                     ------------
MOROCCO (0.0%)++
Kingdom of Morocco
  Tranche A
  2.563%, due 1/1/09 (a)(g)                                 75,569         75,380
                                                                     ------------
Total Loan Participations
  (Cost $388,940)                                                         432,432
                                                                     ------------

YANKEE BOND (0.6%)(H)
---------------------------------------------------------------------------------
ARGENTINA (0.6%)
YPF Sociedad Anonima
  9.125%, due 2/24/09                                      880,000        963,600
                                                                     ------------
Total Yankee Bond
  (Cost $854,954)                                                         963,600
                                                                     ------------
Total Long-Term Bonds
  (Cost $142,115,805)                                                 158,276,163
                                                                     ------------

SHORT-TERM INVESTMENTS (7.4%)
---------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.0%)++
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (a)(i)                                44,630         44,630
                                                                     ------------
Total Certificate of Deposit
  (Cost $44,630)                                                           44,630
                                                                     ------------
COMMERCIAL PAPER (6.7%)
American General Finance Corp.
  3.85%, due 11/9/05                                       410,000        409,648
Compass Securitization
  3.993%, due 11/22/05 (i)                                  31,878         31,878
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (i)                                   19,127         19,127

 12   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
International Business Machines Corp.
  3.77%, due 11/9/05                                $    1,445,000   $  1,443,789
Merck & Co., Inc.
  3.74%, due 11/1/05                                       140,000        140,000
Merrill Lynch & Co., Inc.
  3.84%, due 11/14/05                                      530,000        529,265
  3.94%, due 11/4/05                                     1,085,000      1,084,644
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (i)                                  18,926         18,926
Toyota Motor Credit Corp.
  3.81%, due 11/8/05                                       130,000        129,904
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                     7,720,000      7,720,000
                                                                     ------------
                                                                       11,527,181
                                                                     ------------
Total Commercial Paper
  (Cost $11,527,181)                                                   11,527,181
                                                                     ------------

                                                            SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund(i)                     290,742        290,742
                                                                     ------------
Total Investment Company
  (Cost $290,742)                                                         290,742
                                                                     ------------
                                                         PRINCIPAL
                                                            AMOUNT
TIME DEPOSITS (0.5%)
Bank of the West (The)
  4.02%, due 12/8/05 (i)                                   121,138        121,138
Barclays
  3.92%, due 12/5/05 (i)                                    51,006         51,006

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
  3.94%, due 11/28/05 (i)                           $       57,381   $     57,381
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (i)                                    44,630         44,630
Deutsche Bank
  3.95%, due 12/2/05 (i)                                    51,006         51,006
First Tennessee National Corp.
  3.88%, due 11/14/05 (i)                                   51,006         51,006
Fortis Bank
  4.00%, due 12/12/05 (i)                                   57,381         57,381
Halifax Bank of Scotland
  3.75%, due 11/1/05 (i)                                    51,006         51,006
Keybank
  4.00%, due 11/1/05 (i)                                    57,034         57,034
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (i)                                   51,006         51,006
Societe Generale
  3.77%, due 11/1/05 (i)                                   108,387        108,387
UBS AG
  4.01%, due 12/13/05 (i)                                   51,006         51,006
Wells Fargo & Co.
  4.00%, due 11/25/05 (i)                                   51,006         51,006
                                                                     ------------
Total Time Deposits
  (Cost $802,993)                                                         802,993
                                                                     ------------
Total Short-Term Investments
  (Cost $12,665,546)                                                   12,665,546
                                                                     ------------
Total Investments
  (Cost $154,781,351)(l)                                      99.1%   170,941,709(m)
Cash and Other Assets Less Liabilities                         0.9      1,619,178
                                                    --------------   ------------
Net Assets                                                   100.0%  $172,560,887
                                                    ==============   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

(a) Floating rate. Rate shown is the rate in effect at October 31, 2005.
(b) FLIRB (Floating Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
(c)  May be sold to institutional investors only.
(d) Fair valued security. The total market value of these securities at October 31, 2005 is $1,791,597, which reflects 1.0% of the Fund's net assets.
(e) Represents security, or a portion thereof, which is out on loan.
(f) CIK ("Cash in Kind")--Interest payment is made with cash or additional securities.
(g)  Restricted security. (See Note 6)
(h) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(i) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j) Brady Bonds--U.S. dollar-denominated bond of developing countries.
(k) Step Bond. Coupon rate increases in increments to maturity. Rate shown is rate in effect at October 31, 2005.
(l) The cost for federal income tax purposes is $155,095,293.
(m) At October 31, 2005 net unrealized appreciation for securities was $15,846,416, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $16,202,606 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $356,190.
The following abbreviations are used in the above portfolio:
COP--Colombian Peso
Y--Japanese Yen
MXN--Mexican Peso

 14   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $154,781,351) including
  $1,181,713 market value of securities loaned  $170,941,709
Cash denominated in foreign currencies
  (identified cost $52,804)                           51,589
Cash                                                   5,507
Receivables:
  Dividends and interest                           2,972,545
  Fund shares sold                                   498,514
Other assets                                          20,843
Unrealized appreciation on foreign currency
  forward contracts                                   43,805
                                                -------------
    Total assets                                 174,534,512
                                                -------------
LIABILITIES:
Securities lending collateral                      1,208,295
Payables:
  Transfer agent                                     113,090
  Fund shares redeemed                               112,145
  NYLIFE Distributors                                 88,701
  Shareholder communication                           42,831
  Professional                                        29,562
  Manager                                             60,440
  Custodian                                           11,546
Accrued expenses                                      12,831
Dividend payable                                     294,184
                                                -------------
    Total liabilities                              1,973,625
                                                -------------
Net assets                                      $172,560,887
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A                                       $     75,611
  Class B                                             50,628
  Class C                                             25,132
Additional paid-in capital                       154,553,932
Accumulated undistributed net investment
  income                                           3,157,851
Accumulated net realized loss on investments
  and foreign currency transactions               (1,505,012)
Net unrealized appreciation on investments        16,160,358
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           42,387
                                                -------------
Net assets                                      $172,560,887
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 86,514,793
                                                =============
Shares of beneficial interest outstanding          7,561,063
                                                =============
Net asset value per share outstanding           $      11.44
Maximum sales charge (4.50% of offering price)          0.54
                                                -------------
Maximum offering price per share outstanding    $      11.98
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 57,499,552
                                                =============
Shares of beneficial interest outstanding          5,062,789
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.36
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 28,546,542
                                                =============
Shares of beneficial interest outstanding          2,513,183
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.36
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 10,974,804
  Income from securities loaned--net                  26,061
                                                -------------
    Total income                                  11,000,865
                                                -------------
EXPENSES:
  Manager                                            955,904
  Distribution--Class B                              364,445
  Distribution--Class C                              167,232
  Transfer agent                                     408,624
  Distribution/Service--Class A                      164,168
  Service--Class B                                   121,482
  Service--Class C                                    55,744
  Professional                                        62,709
  Shareholder communication                           61,135
  Custodian                                           47,050
  Registration                                        43,474
  Recordkeeping                                       40,322
  Trustees                                            12,083
  Miscellaneous                                       21,849
                                                -------------
    Total expenses before reimbursement            2,526,221
  Expense reimbursement from Manager                 (38,120)
                                                -------------
  Net expenses                                     2,488,101
                                                -------------
Net investment income                              8,512,764
                                                -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                            2,953,140
  Foreign currency transactions                    3,203,981
                                                -------------
Net realized gain on investment and foreign
  currency transactions                            6,157,121
                                                -------------
Net change in unrealized appreciation on:
  Security transactions                           (1,506,778)
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                (53,277)
                                                -------------
Net change in unrealized appreciation on
  investments and foreign currency forward
  contracts                                       (1,560,055)
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                     4,597,066
                                                -------------
Net increase in net assets resulting from
  operations                                      13,109,830
                                                =============

 16   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income                $  8,512,764   $  5,703,949
 Net realized gain on investment and
  foreign currency transactions          6,157,121      1,778,385
 Net change in unrealized
  appreciation on investments and
  foreign currency contracts            (1,560,055)     2,576,485
                                      ---------------------------
 Net increase in net assets
  resulting from operations             13,109,830     10,058,819
                                      ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (4,386,769)    (2,799,067)
   Class B                              (2,937,455)    (1,859,204)
   Class C                              (1,371,905)      (898,462)
 From net realized gain on investments:
   Class A                                (779,565)            --
   Class B                                (583,594)            --
   Class C                                (318,843)            --
                                      ---------------------------
Total dividends and distributions to
  shareholders                         (10,378,131)    (5,556,733)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              37,315,909     16,372,761
   Class B                              17,485,890      8,174,613
   Class C                              16,717,985      9,442,582
 Net asset value of shares issued in
  connection with acquisition of
  MainStay International Bond Fund:
   Class A                              17,036,563             --
   Class B                              15,539,762             --
   Class C                               2,080,147             --
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends and distributions:
   Class A                               2,772,217      1,422,701
   Class B                               2,694,234      1,246,570
   Class C                                 986,646        466,294
                                      ---------------------------
                                       112,629,353     37,125,521
 Cost of shares redeemed:
   Class A                             (16,475,481)    (9,883,518)
   Class B                             (10,583,141)    (6,548,822)
   Class C                              (8,089,607)    (5,130,052)
                                      ---------------------------
                                       (35,148,229)   (21,562,392)
    Increase in net assets derived
     from capital share transactions    77,481,124     15,563,129
                                      ---------------------------
    Net increase in net assets          80,212,823     20,065,215

                                              2005           2004
NET ASSETS:
Beginning of year                       92,348,064     72,282,849
                                      ---------------------------
End of year                           $172,560,887   $ 92,348,064
                                      ===========================
Accumulated undistributed net
 investment income at end of year     $  3,157,851   $    424,834
                                      ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 CLASS A
                                --------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002         2001        2000
Net asset value at beginning
  of period                     $ 11.17      $ 10.49        $  8.89        $  8.72      $ 8.49      $ 8.58
                                -------      -------      -----------      -------      ------      ------
Net investment income              0.73         0.76           0.63           0.73        0.85 (e)    0.85
Net realized and unrealized
  gain (loss) on investments       0.49         0.67           1.56           0.19        0.24 (e)   (0.08)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            0.00 (a)     0.00 (a)       0.00 (a)      (0.01)         --        0.00 (a)
                                -------      -------      -----------      -------      ------      ------
Total from investment
  operations                       1.22         1.43           2.19           0.91        1.09        0.77
                                -------      -------      -----------      -------      ------      ------
Less dividends and
  distributions:
  From net investment income      (0.76)       (0.75)         (0.59)         (0.74)      (0.86)      (0.86)
  From net realized gain on
    investments                   (0.19)          --             --             --          --          --
                                -------      -------      -----------      -------      ------      ------
Total dividends and
  distributions                   (0.95)       (0.75)         (0.59)         (0.74)      (0.86)      (0.86)
                                -------      -------      -----------      -------      ------      ------
Net asset value at end of
  period                        $ 11.44      $ 11.17        $ 10.49        $  8.89      $ 8.72      $ 8.49
                                =======      =======      ===========      =======      ======      ======
Total investment return (b)       11.35%       14.26%         25.21%(d)      11.01%      13.59%       9.30%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          6.63%        7.29%          7.75%+         8.49%      10.11%(e)   10.05%
    Net expenses                   1.43%        1.53%          1.63%+         1.70%       1.70%       1.71%(c)
    Expenses (before
      reimbursement)               1.46%        1.53%          1.63%+         1.91%       2.27%       2.53%
Portfolio turnover rate              34%          24%            34%            92%        111%         96%
Net assets at end of period
  (in 000's)                    $86,515      $44,434        $34,371        $22,754      $9,894      $8,827

                                                                 CLASS C
                                -------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,         YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002        2001        2000
Net asset value at beginning
  of period                     $ 11.10      $ 10.44        $  8.86        $ 8.68      $ 8.46      $ 8.54
                                -------      -------      -----------      ------      ------      ------
Net investment income              0.65         0.69           0.57          0.67        0.79 (e)    0.79
Net realized and unrealized
  gain (loss) on investments       0.48         0.65           1.54          0.20        0.23 (e)   (0.08)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions           (0.00)(a)    (0.00)(a)       0.00 (a)     (0.01)         --       (0.00)(a)
                                -------      -------      -----------      ------      ------      ------
Total from investment
  operations                       1.13         1.34           2.11          0.86        1.02        0.71
                                -------      -------      -----------      ------      ------      ------
Less dividends and
  distributions:
  From net investment income      (0.68)       (0.68)         (0.53)        (0.68)      (0.80)      (0.79)
  From net realized gain on
    investments                   (0.19)          --             --            --          --          --
Total dividends and
  distributions                   (0.87)       (0.68)         (0.53)        (0.68)      (0.80)      (0.79)
                                -------      -------      -----------      ------      ------      ------
Net asset value at end of
  period                        $ 11.36      $ 11.10        $ 10.44        $ 8.86      $ 8.68      $ 8.46
                                =======      =======      ===========      ======      ======      ======
Total investment return(b)        10.62%       13.36%         24.33%(d)     10.33%      12.69%       8.58%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          5.88%        6.54%          7.00%+        7.74%       9.36%(e)    9.30%
    Net expenses                   2.18%        2.28%          2.38%+        2.45%       2.45%       2.46%(c)
    Expenses (before
      reimbursement)               2.21%        2.28%          2.38%+        2.66%       3.02%       3.28%
Portfolio turnover rate              34%          24%            34%           92%        111%         96%
Net assets at end of period
  (in 000's)                    $28,547      $16,455        $11,031        $8,060      $  957      $  460

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is calculated exclusive of sales charges.
(c)  The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(a)    ($0.00)(a)    ($0.00)(a)
Increase net realized and unrealized gains and losses             0.00(a)       0.00(a)       0.00(a)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

 18   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECT PER SHARE DATA AND RATIOS

                                     CLASS B
    --------------------------------------------------------------------------
                              JANUARY 1,
                                 2003*
         YEAR ENDED             THROUGH
        OCTOBER 31,           OCTOBER 31,          YEAR ENDED DECEMBER 31,
     2005         2004           2003           2002         2001        2000
    $ 11.10      $ 10.44        $  8.86        $  8.68      $ 8.46      $ 8.54
    -------      -------      -----------      -------      ------      ------
       0.65         0.69           0.57           0.67        0.79 (e)    0.79
       0.48         0.65           1.54           0.20        0.23 (e)   (0.08)
      (0.00)(a)    (0.00)(a)       0.00 (a)      (0.01)         --       (0.00)(a)
    -------      -------      -----------      -------      ------      ------
       1.13         1.34           2.11           0.86        1.02        0.71
    -------      -------      -----------      -------      ------      ------
      (0.68)       (0.68)         (0.53)         (0.68)      (0.80)      (0.79)
      (0.19)          --             --             --          --          --
    -------      -------      -----------      -------      ------      ------
      (0.87)       (0.68)         (0.53)         (0.68)      (0.80)      (0.79)
    -------      -------      -----------      -------      ------      ------
    $ 11.36      $ 11.10        $ 10.44        $  8.86      $ 8.68      $ 8.46
    =======      =======      ===========      =======      ======      ======
      10.62%       13.36%         24.33%(d)      10.33%      12.69%       8.58%
       5.88%        6.54%          7.00%+         7.74%       9.36%(e)    9.30%
       2.18%        2.28%          2.38%+         2.45%       2.45%       2.46%(c)
       2.21%        2.28%          2.38%+         2.66%       3.02%       3.28%
         34%          24%            34%            92%        111%         96%
    $57,500      $31,459        $26,881        $16,708      $6,715      $5,498

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998 Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield --because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2005, the Fund held securities with a value of $1,791,597 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the

 20   MainStay Global High Income Fund
impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. ( See Note 6.)

(C) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and prompt sale at an acceptable price may be difficult. (See Note 6.)

(D) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 6.)

(E) LOAN PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan participations. Loan participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitment represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated loss, accumulated net realized gain on investments and additional paid-in capital arising

                                                    www.MAINSTAYfunds.com     21
from permanent differences, net assets at October 31, 2005, are not affected.

                        ACCUMULATED
     UNDISTRIBUTED     NET REALIZED
    NET INVESTMENT          LOSS ON        ADDITIONAL
            INCOME      INVESTMENTS   PAID-IN-CAPITAL
    $    6,253,280   $   (6,250,452)  $        (2,828)

The reclassifications for the Fund are primarily due to premium amortization adjustments, foreign currency gain (loss), and taxable over distributions of dividends.

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. The unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

(L) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

 22   MainStay Global High Income Fund

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets over $500 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.40% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $38,120 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005, (and after December 1, 2004), NYLIM voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses would not exceed on an annualized basis 1.51% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. Prior to December 1, 2004, the manager voluntarily agreed to reimburse the expenses of the Fund so that total annual fund operating expenses would not exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B, and Class C shares, respectively. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $955,904, and reimbursed expenses in the amount of $38,120.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $54,775 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,239, $59,632 and $15,023, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $408,624.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

                                                    www.MAINSTAYfunds.com     23

(F) CAPITAL. At October 31, 2005, New York Life held shares of Class A with a net asset values of $17,623,861. This represents 20.4% of the Class A net assets and 10.2% of the Fund's total net assets at period end.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,787 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $40,322 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.
NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED         OTHER                        TOTAL
   ORDINARY       CAPITAL     TEMPORARY     UNREALIZED   ACCUMULATED
     INCOME        LOSSES   DIFFERENCES   APPRECIATION          GAIN
 $3,559,235   $(1,260,445)   $(332,009)   $ 15,888,803   $17,855,584
 -------------------------------------------------------------------
 -------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, and mark-to-market of unrealized foreign currency forward contract gain (loss).

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $1,260,445 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2007                  $  512
               2008                     337
               2012                     309
               2013                     102
       -------------------------------------------
                                     $1,260
       -------------------------------------------

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004, shown in the Statement of Changes in Net Assets, was as follows:

                                         2005          2004

Distributions paid from:
  Ordinary income                $ 9,043,816    $5,556,733
  Long-term capital gains          1,334,315            --
-----------------------------------------------------------
                                 $10,378,131    $5,556,733
-----------------------------------------------------------

NOTE 6--PORTFOLIO SECURITIES LOANED, RESTRICTED SECURITIES, FOREIGN CURRENCY FORWARD CONTRACTS AND FOREIGN CURRENCY:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $1,181,713. The Fund received $1,208,295 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

Restricted securities held at October 31, 2005:

                                                      DATE(S) OF         PRINCIPAL                      10/31/05      PERCENT OF
SECURITY                                             ACQUISITION            AMOUNT           COST          VALUE      NET ASSETS
Kingdom of Morocco
  Tranche A
  2.56%, due 1/1/09                              11/30/99-1/6/00      $    75,569       $  72,962      $ 75,380              0.1%
--------------------------------------------------------------------------------------------------------------------------------
Republic of Algeria
  Tranche 1
  0.94%, due 3/4/10                                       2/4/05      Y18,421,055         129,985       157,452              0.1%
  2.81%, due 9/4/06                               8/13/99-1/6/00      $    50,000          48,449        49,750              0.0%(a)
  Tranche 3
  4.81%, due 3/4/10                                      10/3/02      $   150,000         137,545       149,850              0.1%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        $ 388,941      $432,432              0.3%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less then one tenth of a percent

 24   MainStay Global High Income Fund

Foreign currency forward contracts open at October 31, 2005:

                                                                    CONTRACT          CONTRACT
                                                                      AMOUNT            AMOUNT            UNREALIZED
FOREIGN CURRENCY BUY CONTRACTS                                     PURCHASED              SOLD          APPRECIATION
Brazilian Real vs. U.S. Dollar, expiring 03/09/06             BRL    800,000       $ 1,974,400       $        39,040
--------------------------------------------------------------------------------------------------------------------
Turkish Lira vs. U.S. Dollar, expiring 03/14/06               TRL  1,000,000         1,404,500                 4,765
--------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency forward
  contracts                                                                                          $        43,805
--------------------------------------------------------------------------------------------------------------------

Foreign currency held at October 31, 2005:

                                                              CURRENCY              COST          MARKET VALUE
Euro                                                          E 42,947       $    52,679       $        51,470
Japanese Yen                                                   Y13,875               125                   119
--------------------------------------------------------------------------------------------------------------
                                                                             $    52,804       $        51,589
--------------------------------------------------------------------------------------------------------------

NOTE 7--FUND ACQUISITIONS:

On February 4, 2005, the Fund acquired the assets, including investments, and assumed the identified liabilities of MainStay International Bond Fund.
This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of MainStay Global High Income Fund immediately before the acquisition was $106,307,781 and the combined net assets after the acquisition was $140,964,253.

The acquisition was accomplished by a tax-free exchange of the following:

                                              SHARES          VALUE
MainStay International Bond Fund
-------------------------------------------------------------------
Class A                                    1,976,347   $17,036,563
-------------------------------------------------------------------
Class B                                    1,817,243    15,539,762
-------------------------------------------------------------------
Class C                                      243,248     2,080,147
-------------------------------------------------------------------

In exchange for the MainStay International Bond Fund shares and net assets, MainStay Global High Income Fund issued the following number of shares:

                                             SHARES
Class A                                   1,500,957
---------------------------------------------------
Class B                                   1,377,153
---------------------------------------------------
Class C                                     184,397
---------------------------------------------------

MainStay International Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences:

                                                                                                  ACCUMULATED    UNDISTRIBUTED
                                                      TOTAL NET                     UNREALIZED   NET REALIZED   NET INVESTMENT
                                                         ASSETS   CAPITAL STOCK   APPRECIATION           LOSS           INCOME
MainStay International Bond Fund                    $34,656,472    $33,905,686    $ 5,196,449    $  (652,726)    $(3,792,937)
------------------------------------------------------------------------------------------------------------------------------

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $77,426 and $44,133, respectively.

NOTE 9--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated

                                                    www.MAINSTAYfunds.com     25
among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                      YEAR ENDED
                                   OCTOBER 31, 2005
                              CLASS A   CLASS B   CLASS C
Shares sold                    3,297     1,561     1,484
---------------------------------------------------------
Shares issued in connection
  with acquisition of
  MainStay International
  Bond Fund(a)                 1,501     1,377       184
---------------------------------------------------------
Shares issued in
  reinvestment of dividends      246       241        88
---------------------------------------------------------
                               5,044     3,179     1,756
---------------------------------------------------------
Shares redeemed               (1,463)     (950)     (725)
---------------------------------------------------------
Net increase                   3,581     2,229     1,031
---------------------------------------------------------

                                      YEAR ENDED
                                   OCTOBER 31, 2004
                              CLASS A   CLASS B   CLASS C
Shares sold                    1,519      762       876
---------------------------------------------------------
Shares issued in
  reinvestment of dividends      134      118        44
---------------------------------------------------------
                               1,653      880       920
---------------------------------------------------------
Shares redeemed                 (951)    (621)     (495)
---------------------------------------------------------
Net increase                     702      259       425
---------------------------------------------------------

(a) On February 4, 2005 and pursuant to shareholder approval, the assets of MainStay International Bond Fund were acquired by the MainStay Global High Income Fund.

NOTE 11--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completely responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those agreements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the Funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay Global High Income Fund was $11,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter, and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 26   MainStay Global High Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com     27

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 28   MainStay Global High Income Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     29

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 30   MainStay Global High Income Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's better-than-average performance when compared over several time periods with funds concluded by Trustees to be peers of the Fund.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual

                                                    www.MAINSTAYfunds.com     31
breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

 32   MainStay Global High Income Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2005) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $1,334,315 on December 18, 2005.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

 34   MainStay Global High Income Fund

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08037         [RECYCLE LOGO]                       MS475-05  MSGH11-12/05

(MAINSTAY LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2005

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/S/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         2
----------------------------------------------------

Investment and Performance Comparison              3
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                          10
----------------------------------------------------

Financial Statements                              15
----------------------------------------------------

Notes to Financial Statements                     20
----------------------------------------------------
Report of Independent Registered Public
Accounting Firm                                   26
----------------------------------------------------


Trustees and Officers                             27
----------------------------------------------------

Board Consideration and Approval of Management
and Subadvisory Agreements                        30
----------------------------------------------------

Federal Income Tax Information                    32
----------------------------------------------------

Proxy Voting Policies and Procedures              32
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        32
----------------------------------------------------

MainStay Funds                                    33

 2   MainStay Convertible Fund

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.09%  1.63%   7.64%
Excluding sales charges  11.21   2.79    8.25

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/95                                                                    9450                              10000
                                                                           10699                              11773
                                                                           12455                              14299
                                                                           12004                              14188
                                                                           14546                              18282
                                                                           18197                              21620
                                                                           16099                              18015
                                                                           15225                              16226
                                                                           18034                              20963
                                                                           18775                              22666
10/31/05                                                                   20879                              23683

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        5.35%  1.69%   7.49%
Excluding sales charges  10.35   2.01    7.49

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/95                                                                   10000                              10000
                                                                           11266                              11773
                                                                           13029                              14299
                                                                           12469                              14188
                                                                           15006                              18282
                                                                           18634                              21620
                                                                           16367                              18015
                                                                           15357                              16226
                                                                           18052                              20963
                                                                           18653                              22666
10/31/05                                                                   20583                              23683

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        9.35%  2.01%   7.49%
Excluding sales charges  10.35   2.01    7.49

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/95                                                                   10000                              10000
                                                                           11266                              11773
                                                                           13029                              14299
                                                                           12469                              14188
                                                                           15006                              18282
                                                                           18634                              21620
                                                                           16367                              18015
                                                                           15357                              16226
                                                                           18052                              20963
                                                                           18653                              22666
10/31/05                                                                   20583                              23683

  --   MainStay Convertible Fund  --   Merrill Lynch All Convertible
                                       Securities Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     3

                                                             ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                        YEAR    YEARS    YEARS
Merrill Lynch All Convertible Securities Index(1)            4.49%    1.84%    9.00%
Average Lipper convertible securities fund(2)                6.76     2.49     8.42

1. The Merrill Lynch All Convertible Securities Index is an unmanaged weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Results assume reinvestment of all income and capital gains. The Merrill Lynch All Convertible Securities Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                    ENDING ACCOUNT                         VALUE (BASED
                                                     VALUE (BASED                        ON HYPOTHETICAL
                                    BEGINNING         ON ACTUAL          EXPENSES           5% RETURN           EXPENSES
                                     ACCOUNT         RETURNS AND           PAID             AND ACTUAL            PAID
                                      VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                          5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,093.50           $ 6.33            $1,019.00             $6.11
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,089.25           $10.27            $1,015.25             $9.91
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,089.25           $10.27            $1,015.25             $9.91
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio for each class (1.20% for Class A and 1.95% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).



                                                     www.MAINSTAYfunds.com     5

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)


                                                                   SHORT-TERM
                                                                  INVESTMENTS
                                                                 (COLLATERAL FROM                         LIABILITIES IN EXCESS
                                           CONVERTIBLE         SECURITIES LENDING                           OF CASH AND OTHER
CONVERTIBLE BONDS                        PREFERRED STOCKS           IS 15.6%)          COMMON STOCKS              ASSETS
-----------------                        ----------------         -----------           -------------       ---------------------
70.1%                                         18.5                   18.0                    8.3                   -14.9

See Portfolio of Investments on page 10 for specific holdings within these categories.

 TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Pride International, Inc. 3.25%, due 5/1/33
 2.  Lehman Brothers Holdings, Inc., Series WFMI
     (Whole Foods Markets, Inc.) 1.25%, due 8/5/12
 3.  Chesapeake Energy Corp. 4.50%
 4.  Teva Pharmaceutical Finance NV 0.375%, due
     11/15/22
 5.  Halliburton Co. 3.125%, due 7/15/23
 6.  Schlumberger Ltd. 1.50%, due 6/1/23
 7.  Amerada Hess Corp. 7.00%
 8.  Cooper Cameron Corp. 1.50%, due 5/15/24
 9.  American Express Co. 1.85%, due 12/1/33
10.  SLM Corp. 4.15%, due 7/25/35

 6   MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edward Silverstein, CFA, and Edmund C. Spellman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in convertible securities such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's.(1) The balance of the Fund may be invested or held in nonconvertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents. In selecting convertible securities for purchase or sale, we take into account a variety of investment considerations, including the potential return of the common stock, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock. We may sell a security if we no longer believe it will contribute to meeting the investment objective of the Fund.

WHAT FACTORS INFLUENCED THE CONVERTIBLE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Convertible bonds are hybrid instruments whose results depend on the performance of related equity and fixed-income markets. Although the stock market was volatile during the reporting period, the S&P 500(R) Index advanced 8.72% during the 12 months ended October 31, 2005. During the same period, the Federal Open Market Committee raised the federal funds target rate eight times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Rising interest rates and widening credit spreads depressed the value of straight corporate debt and convertible bonds. For the 12-month period, energy equipment & services convertibles were strong, while airline and automotive convertibles were weak.

HOW DID THE FUND PERFORM RELATIVE TO THE CONVERTIBLE MARKET AS A WHOLE?

Excluding all sales charges, all of the Fund's share classes outperformed the Merrill Lynch All Convertible Securities Index,(2) the Fund's primary benchmark, during the 12 months ended October 31, 2005. The Fund's outperformance resulted largely from security and sector selection. Continuing a theme from last year, the Fund remained heavily overweighted in the energy equipment & services industry, with large positions in the convertible bonds of Halliburton, Schlumberger, and Pride International, all of which contributed positively to the Fund's performance. Specific investments in other sectors also outperformed the Fund's primary benchmark. Automotive and airlines issues tended to underperform, so our decision to underweight the Fund in these areas helped relative performance.

WHICH OF THE FUND'S SECURITIES WERE STRONG PERFORMERS DURING THE REPORTING
PERIOD?

The best performer for the Fund in terms of absolute dollar gain was Whole Foods Markets, followed by


High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Issuers of convertible securities may not be as financially strong as those issuing securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments, or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them.

1. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Bonds rated Ba by Moody's Investors Service are judged by Moody's to have speculative elements, and Moody's believes that the future of the bonds cannot be considered well- assured. Moody's believes that often, the protection of interest and principal payments on such bonds may be very moderate and thereby not well safeguarded during both good and bad times in the future. According to Moody's, uncertainty of position characterizes bonds in this class. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

2. See footnote and table on page 4 for more information about the Merrill Lynch All Convertible Securities Index.

                                                     www.MAINSTAYfunds.com     7

Halliburton, Pride International, and Teva Pharmaceutical Industries.

Whole Foods Markets benefited from same-store sales and earnings that remained well above analysts' expectations. We have confidence in the company's excellent management, fundamental business, pristine balance sheet, and excess cash flow. High energy prices and increased exploration and production activity benefited energy equipment & services companies Halliburton, Pride International, and Schlumberger. The share prices and convertible bonds of these companies rose sharply during the reporting period. Convertible bonds of Teva Pharmaceutical Industries advanced on positive developments in the generic drug market. The company obtained the right to distribute generic Allegra for allergies and generic Effexor for depression. A court decision granted Teva Pharmaceutical Industries the right to be the exclusive generic seller of Pravachol, a drug developed by Bristol-Meyers Squibb.

Other strong performers included Sirius Satellite Radio, Amerada Hess, and Chesapeake Energy. Sirius Satellite Radio convertibles advanced on faster-than-expected subscriptions. In January 2006, radio personality Howard Stern will begin airing on Sirius, which provides a variety of commercial-free music and talk offerings. Amerada Hess and Chesapeake Energy, two oil & gas exploration & production companies, benefited from high oil and natural gas prices. Since U.S. refining capacity has not increased in decades and demand for gasoline and heating oil has remained high, refining operations at Amerada Hess enjoyed strong margins.

WHICH SECURITIES DETRACTED FROM THE FUND'S PERFORMANCE?

In terms of dollars lost, the Fund's worst-performing position was a convertible bond of biotechnology company Elan Capital. Other detractors included securities of Lucent Technologies, Ford Motor, International Paper, and Flextronics International.

Elan Capital's common stock tumbled in February 2005 when a recently introduced multiple sclerosis therapy, Tysabri, was pulled from the market. The Fund held convertible bonds and convertible preferred shares of Lucent Technologies, which declined when the company's profitability failed to meet investor expectations. Although the Fund was underweighted in the automobile industry, a Ford Motor convertible preferred suffered when the company faced poor vehicle sales, weak resale values, and retiree and health care costs that were above the industry's averages.

International Paper's convertible bonds remained weak while the market continued to wait for the paper & forest products industry to feel the combined effects of global economic growth and high commodity prices. We recently sold some of our other forest products holdings, such as Bowater and Smurfit Stone Container, but the Fund continues to hold International Paper. Flextronics International provides contract manufacturing services for electronics products. The company's stock and convertible bonds declined sharply in October 2005 after the company reported disappointing sales and earnings. We continue to hold the company's convertible bonds because we believe the securities have limited downside risk.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE FUND'S FISCAL YEAR?

We added to the Fund's convertible bond position in Hilton Hotels on strong lodging-industry fundamentals. Hilton derives a high percentage of its revenues from New York and Hawaii, which are strong mar-kets, and the company is generating large amounts of free cash flow because nearly all of the revenue from increased room rates falls to the bottom line.

We purchased Diamond Offshore Drilling convertible bonds to replace the Fund's holdings in BJ Services, which were called by the issuer. Diamond Offshore, which owns drilling rigs and leases them to exploration & production companies, has benefited from new leases, higher day rates, and the ongoing search for additional energy reserves.

Amgen is a leading biotechnology company, perhaps best known for products that help oncology and dialysis patients boost red-blood-cell production. The company's promising pipeline of colon cancer, osteoporosis, and arthritis offerings is expected to help Amgen's share price rise, and we purchased the company's convertible bonds to participate in the upside potential. The bonds have an attractive put feature that significantly reduces downside risk without limiting upside potential.

The Fund added to its position in Amerada Hess convertible preferred shares to take advantage of several potential catalysts that may increase the price of the securities. The company's hedging strategies and its plans to return operations to Libya may help the company's long-term outlook.

We purchased Amazon.com convertible bonds for the Fund because they offer high current yield, limited downside risk, and maturity in less than four years. Although we are not bullish on the stock, the bonds are not particularly sensitive to Amazon.com's common stock performance. We believe that with

 8   MainStay Convertible Fund

Amazon.com's excellent balance sheet, the bonds will be easily paid off when they mature.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

We sold the Fund's Burlington Northern Santa Fe convertible bonds because we believed that the share price fully reflected the positive outlook for the company's rail transportation business. We eliminated the Fund's position in Goodyear Tire & Rubber convertible bonds when we felt that the shares were fully valued. Full valuation also accounted for our sales of the Fund's convertible preferred shares of Northrop Grumman. When Symantec announced its intent to acquire software company Veritas Software, we sold the Fund's position in Symantec convertible bonds. In our opinion, the acquisition signaled that Symantec's core business, security software, was slowing. We sold the Fund's convertible preferred shares of Fannie Mae after a substantial decline in the company's common share price. Although the Fund's defensive position was not hurt as much as the common stock, we saw limited upside potential in the preferred.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

With the sale of Navistar and Cummins, which we believe had little remaining upside potential, the Fund's weighting in industrial/cyclicals declined during the reporting period. Sales of forest products holdings largely accounted for a drop in our allocation to the materials sector. The Fund's weighting in energy declined slightly from the beginning of the reporting period to the end of October. In July, the Fund's aggregate energy holdings approached a level that we felt was too high for a diversified Fund.

The Fund's allocation to financials increased during the reporting period. The Fund purchased significant positions in convertible bonds of US Bancorp and Sallie Mae that offered substantial upside participation in the respective companies' common stock with virtually no downside participation or interest-rate risk. The Fund more than doubled its telecommunication services allocation from the beginning of the period to the end. We increased the Fund's Verizon convertible-bond holdings and initiated a position in NII Holdings, which provides mobile communications services in Latin America.

HOW DID THE FUND'S WEIGHTINGS COMPARE WITH THOSE OF THE MERRILL LYNCH ALL CONVERTIBLE SECURITIES INDEX?

As of October 31, 2005, the Fund was significantly overweighted in energy relative to the Merrill Lynch All Convertible Securities Index. On the same date, the Fund was substantially underweighted in technology, because we felt that most technology companies were selling at fairly high valuations given their cyclical nature and less-than-stellar fundamentals. The Fund was overweighted in consumer staples, primarily because of our large position in Whole Foods Markets. Other sectors did not deviate materially from the Index. In health care, industrials, and materials, the Fund's weightings were slightly lower than those of the Fund's benchmark. In telecommunications, financials, and utilities, the Fund's weightings were slightly higher than those of the Merrill Lynch All Convertible Securities Index.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (88.6%)+
------------------------------------------------------------------------------
CONVERTIBLE BONDS (70.1%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.3%)
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)                             $ 6,455,000   $  6,519,550
                                                                  ------------
AGRICULTURE (0.3%)
Bunge Ltd. Finance Corp.
  3.75%, due 11/15/22                                   840,000      1,360,800
                                                                  ------------

BANKS (2.2%)
Credit Suisse First Boston, Inc.
  0.50%, due 3/21/11                                  6,600,000      5,742,000
US Bancorp
  2.117%, due 8/21/35 (a)(b)                          5,325,000      5,271,750
                                                                  ------------
                                                                    11,013,750
                                                                  ------------
BIOTECHNOLOGY (4.0%)
Amgen, Inc.
  (zero coupon), due 3/1/32                           6,720,000      5,233,200
Genzyme Corp.
  1.25%, due 12/1/23 (a)                              3,100,000      3,607,625
  1.25%, due 12/1/23 (c)                              5,410,000      6,295,887
Invitrogen Corp.
  1.50%, due 2/15/24                                  6,375,000      5,347,031
                                                                  ------------
                                                                    20,483,743
                                                                  ------------
COMMERCIAL SERVICES (0.5%)
Euronet Worldwide, Inc.
  1.625%, due 12/15/24 (c)                            1,405,000      1,445,394
  3.50%, due 10/15/25 (a)                             1,050,000      1,030,312
                                                                  ------------
                                                                     2,475,706
                                                                  ------------
DISTRIBUTION & WHOLESALE (2.1%)
Costco Wholesale Corp.
  (zero coupon), due 8/19/17 (c)                      7,130,000      7,860,825
WESCO International, Inc.
  2.625%, due 10/15/25 (a)                            2,410,000      2,771,500
                                                                  ------------
                                                                    10,632,325
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (8.9%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21                           4,140,000      5,475,150
V  American Express Co.
  1.85%, due 12/1/33 (c)(d)                          10,190,000     10,788,662
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32                          7,710,000      7,999,125
V  SLM Corp.
  4.15%, due 7/25/35 (b)(c)                          10,265,000     10,637,619
Verizon Global Funding Corp.
  0.183%, due 5/15/21 (d)                            16,765,000     10,561,950
                                                                  ------------
                                                                    45,462,506
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC (1.3%)
PG&E Corp.
  9.50%, due 6/30/10 (c)                            $ 1,185,000   $  3,229,125
Reliant Energy, Inc.
  5.00%, due 8/15/10 (a)                              1,940,000      2,880,900
  5.00%, due 8/15/10                                    490,000        727,650
                                                                  ------------
                                                                     6,837,675
                                                                  ------------
ELECTRONICS (4.2%)
Cymer, Inc.
  3.50%, due 2/15/09                                  2,625,000      2,572,500
Fisher Scientific International, Inc.
  2.50%, due 10/1/23                                  3,315,000      4,305,356
  3.25%, due 3/1/24 (c)                               4,635,000      4,519,125
Flextronics International Ltd.
  1.00%, due 8/1/10 (c)                               5,430,000      4,737,675
Vishay Intertechnology, Inc.
  3.625%, due 8/1/23 (c)                              5,500,000      5,170,000
                                                                  ------------
                                                                    21,304,656
                                                                  ------------
ENTERTAINMENT (1.1%)
International Game Technology
  (zero coupon), due 1/29/33 (c)                      8,859,000      5,636,539
                                                                  ------------

ENVIRONMENTAL CONTROL (0.6%)
Waste Connections, Inc.
  4.193%, due 5/1/22 (b)                              2,765,000      3,032,099
                                                                  ------------

FOOD (4.3%)
V  Lehman Brothers Holdings, Inc., Series WFMI
  (Whole Foods Markets, Inc.)
  1.25%, due 8/5/12 (e)                              18,990,000     19,369,800
SUPERVALU, Inc.
  (zero coupon), due 11/2/31 (c)(f)                   7,305,000      2,474,569
                                                                  ------------
                                                                    21,844,369
                                                                  ------------
FOREST PRODUCTS & PAPER (0.7%)
International Paper Co.
  (zero coupon), due 6/20/21                          6,705,000      3,729,656
                                                                  ------------

HEALTH CARE-PRODUCTS (1.4%)
Medtronic, Inc., Series B
  1.25%, due 9/15/21                                  6,935,000      7,082,369
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE-SERVICES (1.0%)
Health Management Associates, Inc.
  1.50%, due 8/1/23                                 $ 4,935,000   $  4,990,519
                                                                  ------------
INSURANCE (1.4%)
AON Corp.
  3.50%, due 11/15/12                                 4,550,000      7,331,187
                                                                  ------------

INTERNET (1.0%)
Amazon.com, Inc.
  4.75%, due 2/1/09                                   5,415,000      5,211,938
At Home Corp.
  4.75%, due 12/15/06 (g)(h)(i)(j)                    9,147,056            915
                                                                  ------------
                                                                     5,212,853
                                                                  ------------
LEISURE TIME (0.9%)
Carnival Corp.
  1.132%, due 4/29/33 (d)                             6,320,000      4,732,100
                                                                  ------------

LODGING (2.0%)
Hilton Hotels Corp.
  3.375%, due 4/15/23                                 9,525,000     10,191,750
                                                                  ------------
MEDIA (3.7%)
Liberty Media Corp.
  0.75%, due 3/30/23 (a)                              2,460,000      2,709,075
  0.75%, due 3/30/23                                  2,085,000      2,296,106
  3.50%, due 1/15/31 (b)                              5,115,000      4,987,125
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09                                  2,440,000      3,687,450
Walt Disney Co. (The)
  2.125%, due 4/15/23                                 4,835,000      4,925,656
                                                                  ------------
                                                                    18,605,412
                                                                  ------------
MINING (1.0%)
Inco Ltd.
  1.094%, due 3/14/23                                 3,805,000      5,027,356
                                                                  ------------
MISCELLANEOUS -- MANUFACTURING (1.4%)
Tyco International Group SA, Series A
  2.75%, due 1/15/18 (c)(k)                           5,990,000      7,038,250
                                                                  ------------

OIL & GAS (5.0%)
Diamond Offshore Drilling, Inc.
  1.50%, due 4/15/31                                  4,610,000      5,653,013
V  Pride International, Inc.
  3.25%, due 5/1/33                                  15,870,000     19,916,848
                                                                  ------------
                                                                    25,569,861
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS SERVICES (8.6%)
V  Cooper Cameron Corp.
  1.50%, due 5/15/24 (c)                            $10,755,000   $ 13,040,438
V  Halliburton Co.
  3.125%, due 7/15/23                                 9,370,000     15,530,776
V  Schlumberger Ltd.
  1.50%, due 6/1/23 (c)                              11,305,000     14,908,469
                                                                  ------------
                                                                    43,479,683
                                                                  ------------
PHARMACEUTICALS (6.8%)
ALZA Corp.,
  (zero coupon), due 7/28/20                          7,025,000      6,076,625
IVAX Corp.
  1.875%, due 12/15/24 (a)                              295,000        408,206
  1.875%, due 12/15/24                                1,920,000      2,656,800
V  Teva Pharmaceutical Finance NV
  0.375%, due 11/15/22                                9,840,000     17,515,200
Wyeth
  3.32%, due 1/15/24 (b)                              7,580,000      7,770,182
                                                                  ------------
                                                                    34,427,013
                                                                  ------------
SEMICONDUCTORS (1.3%)
ASM International NV
  4.25%, due 12/6/11 (a)                              1,395,000      1,252,013
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                  4,905,000      5,450,681
                                                                  ------------
                                                                     6,702,694
                                                                  ------------
SOFTWARE (0.5%)
Computer Associates International, Inc.
  1.625%, due 12/15/09 (c)                            1,835,000      2,651,575
                                                                  ------------

TELECOMMUNICATIONS (2.6%)
AudioCodes Ltd.
  2.00%, due 11/9/24 (a)                              1,385,000      1,255,156
  2.00%, due 11/9/24 (c)                              1,605,000      1,446,506
CIENA Corp.
  3.75%, due 2/1/08                                   3,035,000      2,773,231
NII Holdings, Inc.
  2.75%, due 8/15/25 (a)                              7,230,000      7,672,838
                                                                  ------------
                                                                    13,147,731
                                                                  ------------
Total Convertible Bonds
  (Cost $341,568,547)                                              356,523,727
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (18.5%)
------------------------------------------------------------------------------
AIRLINES (0.3%)
Continental Airlines Finance Trust II
  6.00%                                                  62,800   $  1,232,450
                                                                  ------------
AUTO MANUFACTURERS (1.7%)
Ford Motor Co. Capital Trust II
  6.50%                                                 121,000      3,858,690
General Motors Corp.
  5.25%                                                 147,500      2,433,750
General Motors Corp. Class A
  4.50%                                                 106,487      2,483,277
                                                                  ------------
                                                                     8,775,717
                                                                  ------------
BANKS (0.6%)
State Street Corp.
  6.75%                                                  13,000      3,172,000
                                                                  ------------

BUILDING MATERIALS (0.2%)
Owens Corning Capital LLC
  6.50% (a)(c)(h)                                        58,200      1,018,500
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.7%)
Citigroup Funding, Inc. (g)(l)                          176,700      5,511,450
Lehman Brothers Holdings, Inc.
  6.25% (c)                                             126,700      3,310,671
                                                                  ------------
                                                                     8,822,121
                                                                  ------------
ELECTRIC (1.0%)
FPL Group, Inc.
  8.00% (m)                                              78,800      5,103,088
                                                                  ------------
INSURANCE (3.7%)
Conseco, Inc.
  5.501%                                                249,100      6,376,960
Hartford Financial Services Group, Inc.
  7.00% (n)                                              76,100      5,447,238
Metlife, Inc.
  6.375%                                                255,400      6,985,190
                                                                  ------------
                                                                    18,809,388
                                                                  ------------
MINING (0.6%)
Freeport-McMoRan Copper & Gold, Inc.
  5.50%                                                   2,825      3,112,797
                                                                  ------------
OFFICE & BUSINESS EQUIPMENT (0.5%)
Xerox Corp. Class C
  6.25%                                                  21,600      2,493,720
                                                                  ------------


                                                         SHARES          VALUE
OIL & GAS (6.4%)
V  Amerada Hess Corp.
  7.00%                                                 134,800   $ 14,364,288
V  Chesapeake Energy Corp.
  4.50%                                                 173,400     17,860,200
                                                                  ------------
                                                                    32,224,488
                                                                  ------------
TELECOMMUNICATIONS (1.8%)
Lucent Technologies Capital Trust I
  7.75%                                                   9,107      9,080,817
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $92,483,296)                                                93,845,086
                                                                  ------------
Total Convertible Securities
  (Cost $434,051,843)                                              450,368,813
                                                                  ------------
COMMON STOCKS (8.3%)
------------------------------------------------------------------------------
CAPITAL MARKETS (1.5%)
S&P 500 Index -- SPDR Trust Series 1 (c)(o)              47,600      5,723,900
Semiconductor Holders Trust (c)(o)                       53,900      1,808,345
                                                                  ------------
                                                                     7,532,245
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
Citigroup, Inc.                                          87,670      4,013,533
                                                                  ------------
ELECTRIC (0.6%)
AES Corp. (The) (g)                                     199,300      3,166,877
                                                                  ------------
ENGINEERING & CONSTRUCTION (0.6%)
McDermott International, Inc. (g)                        86,600      3,146,178
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (0.0%)++
FHC Delaware, Inc. (g)(j)                                54,216            542
                                                                  ------------
MEDIA (0.6%)
Sirius Satellite Radio, Inc. (c)(g)                     442,900      2,763,696
                                                                  ------------
OIL & GAS (0.8%)
Rowan Cos., Inc.                                         61,900      2,042,081
Transocean, Inc. (g)                                     34,000      1,954,660
                                                                  ------------
                                                                     3,996,741
                                                                  ------------
OIL & GAS SERVICES (2.2%)
BJ Services Co. (c)                                      52,200      1,813,950
Cooper Cameron Corp. (g)                                 17,900      1,319,767
Grant Prideco, Inc. (c)(g)                               45,900      1,785,051
Input/Output, Inc. (c)(g)                                84,700        650,496
Tidewater, Inc.                                         121,700      5,593,332
                                                                  ------------
                                                                    11,162,596
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
PIPELINES (0.3%)
El Paso Corp.                                           143,861   $  1,706,191
                                                                  ------------

RETAIL (0.2%)
Bed Bath & Beyond, Inc. (g)                              29,700      1,203,444
                                                                  ------------

SOFTWARE (0.7%)
Microsoft Corp.                                         130,300      3,348,710
                                                                  ------------
Total Common Stocks
  (Cost $35,677,081)                                                42,040,753
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (18.0%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.6%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (b)(p)                        $ 2,921,647   $  2,921,647
                                                                  ------------
Total Certificate of Deposit
  (Cost $2,921,647)                                                  2,921,647
                                                                  ------------
COMMERCIAL PAPER (2.8%)
Compass Securitization
  3.993%, due 11/22/05 (p)                            2,086,890      2,086,890
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (p)                             1,252,134      1,252,134
ING US Funding LLC
  4.04%, due 12/27/05                                 1,940,000      1,927,808
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (p)                            1,238,954      1,238,954
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                  7,480,000      7,480,000
                                                                  ------------
Total Commercial Paper
  (Cost $13,985,786)                                                13,985,786
                                                                  ------------

                                                         SHARES          VALUE
INVESTMENT COMPANIES (4.3%)
BGI Institutional Money Market Fund (p)              19,033,116   $ 19,033,116
Merrill Lynch Funds -- Premier Institutional Fund     2,925,257      2,925,257
                                                                  ------------
Total Investment Companies
  (Cost $21,958,373)                                                21,958,373
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (10.3%)
Bank of the West (The)
  4.02%, due 12/8/05 (p)                            $ 7,930,183   $  7,930,183
Barclays
  3.92%, due 12/5/05 (p)                              3,339,025      3,339,025
  3.94%, due 11/28/05 (p)                             3,756,403      3,756,403
Credit Suisse First Boston, Inc. 3.74%, due
  11/1/05 (p)                                         2,921,647      2,921,647
Deutsche Bank
  3.95%, due 12/2/05 (p)                              3,339,025      3,339,025
First Tennessee National Corp.
  3.88%, due 11/14/05 (p)                             3,339,025      3,339,025
Fortis Bank
  4.00%, due 12/12/05 (p)                             3,756,403      3,756,403
Halifax Bank of Scotland
  3.75%, due 11/1/05 (p)                              3,339,025      3,339,025
Keybank
  4.00%, due 11/1/05 (p)                              3,733,696      3,733,696
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (p)                             3,339,025      3,339,025
Societe Generale
  3.77%, due 11/1/05 (p)                              7,095,427      7,095,427
UBS AG
  4.01%, due 12/13/05 (p)                             3,339,025      3,339,025
Wells Fargo & Co.
  4.00%, due 11/25/05 (p)                             3,339,025      3,339,025
                                                                  ------------
Total Time Deposits
  (Cost $52,566,934)                                                52,566,934
                                                                  ------------
Total Short-Term Investments
  (Cost $91,432,740)                                                91,432,740
                                                                  ------------
Total Investments
  (Cost $561,161,664) (q)                                 114.9%   583,842,306(r)
Liabilities in Excess of
  Cash and Other Assets                                   (14.9)   (75,690,963)
                                                    -----------   ------------
Net Assets                                                100.0%  $508,151,343
                                                    ===========   ============

++   Less than one tenth of a percent.
V    Among the Fund's 10 largest holdings, excluding
     short-term investments. May be subject to change daily.
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at
     October 31, 2005.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Step Bond. Coupon rate increases in increments to
     maturity. Rate shown is the rate in effect at October
     31, 2005.
(e)  Synthetic Convertible -- An equity-linked security
     issued by an entity other than the issuer of the
     underlying equity instrument.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

(f) LYON -- Liquid Yield Option Note: callable, zero-coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(g)  Non-income producing security.
(h)  Issue in default.
(i)  Issuer in bankruptcy
(j) Fair valued security. The total market value of these securities at October 31, 2005 is $1,457, which reflects 0.0% of the Fund's net assets.
(k) Yankee Bond -- dollar-denominated bond issued in the United States by a foreign bank or corporation.
(l) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(m) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by February 16, 2006.
(n) Equity Units -- each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2006.
(o) Exchange Traded Fund -- represents a basket of securities that are traded on an exchange.
(p) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q) The cost for federal income tax purposes is $563,047,792.
(r)  At October 31, 2005 net unrealized appreciation was
     $20,794,514, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $37,331,510 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $16,536,996.

 14   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $561,161,664) including
  $76,309,840 market value of securities
  loaned                                        $583,842,306
Cash                                                  16,884
Receivables:
  Investment securities sold                      10,005,957
  Dividends and interest                           1,897,277
  Fund shares sold                                   122,489
Other assets                                          25,922
                                                -------------
    Total assets                                 595,910,835
                                                -------------
LIABILITIES:
Securities lending collateral                     79,099,675
Payables:
  Investment securities purchased                  7,019,181
  Fund shares redeemed                               424,576
  Transfer agent                                     411,918
  NYLIFE Distributors                                371,294
  Manager                                            239,231
  Shareholder communication                          110,875
  Custodian                                            6,364
Accrued expenses                                      76,378
                                                -------------
    Total liabilities                             87,759,492
                                                -------------
Net assets                                      $508,151,343
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     70,795
  Class B                                            293,490
  Class C                                             18,049
Additional paid-in capital                       533,170,007
Accumulated undistributed net investment
  income                                             248,504
Accumulated net realized loss on investments     (48,330,144)
Net unrealized appreciation on investments        22,680,642
                                                -------------
Net assets                                      $508,151,343
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 93,995,996
                                                =============
Shares of capital stock outstanding                7,079,488
                                                =============
Net asset value per share outstanding           $      13.28
Maximum sales charge (5.50% of offering price)          0.77
                                                -------------
Maximum offering price per share outstanding    $      14.05
                                                =============
CLASS B
Net assets applicable to outstanding shares     $390,163,033
                                                =============
Shares of capital stock outstanding               29,349,043
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.29
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 23,992,314
                                                =============
Shares of capital stock outstanding                1,804,861
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.29
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                      $  7,853,046
  Dividends                                        5,688,110
  Income from securities loaned -- net               291,006
                                                ------------
    Total income                                  13,832,162
                                                ------------
EXPENSES:
  Manager                                          3,836,288
  Distribution -- Class B                          3,102,654
  Distribution -- Class C                            191,367
  Transfer agent                                   1,654,776
  Distribution/Service -- Class A                    240,162
  Service -- Class B                               1,034,218
  Service -- Class C                                  63,789
  Shareholder communication                          154,360
  Professional                                       141,006
  Recordkeeping                                       80,193
  Registration                                        49,600
  Custodian                                           45,821
  Trustees                                            39,394
  Portfolio pricing                                    8,603
  Miscellaneous                                       16,757
                                                ------------
    Total expenses before waiver/reimbursement    10,658,988
  Expense waiver/reimbursement from Manager         (935,148)
    Net expenses                                   9,723,840
                                                ------------
Net investment income                              4,108,322
                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  38,968,649
Net change in unrealized appreciation on
  investments                                     10,973,165
                                                ------------
Net realized and unrealized gain on
  investments                                     49,941,814
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 54,050,136
                                                ============

 16   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   4,108,322   $   3,550,913
 Net realized gain on investments       38,968,649      34,244,695
 Net change in unrealized
  appreciation (depreciation) on
  investments                           10,973,165     (17,030,732)
                                     -----------------------------
 Net increase in net assets
  resulting from operations             54,050,136      20,764,876
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (1,266,634)     (1,319,769)
   Class B                              (2,245,163)     (2,780,272)
   Class C                                (137,512)       (173,958)
                                     -----------------------------
 Total dividends to shareholders        (3,649,309)     (4,273,999)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              18,535,270      33,706,889
   Class B                              12,183,390      28,550,484
   Class C                               2,385,934       9,747,429

 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                               1,093,305       1,139,095
   Class B                               2,081,858       2,561,103
   Class C                                 102,145         119,314
                                     -----------------------------
                                        36,381,902      75,824,314
 Cost of shares redeemed:
   Class A                             (29,578,330)    (31,970,061)
   Class B                             (93,490,476)    (84,733,276)
   Class C                              (7,945,433)     (9,608,010)
                                     -----------------------------
                                      (131,014,239)   (126,311,347)
    Decrease in net assets derived
     from capital share
     transactions                      (94,632,337)    (50,487,033)
                                     -----------------------------
    Net decrease in net assets         (44,231,510)    (33,996,156)

                                              2005            2004

NET ASSETS:
Beginning of year                      552,382,853     586,379,009
                                     -----------------------------
End of year                          $ 508,151,343   $ 552,382,853
                                     =============================
Accumulated undistributed
 (distribution in excess of) net
 investment income at end of year    $     248,504   $    (210,509)
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  CLASS A
                                ---------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2003*
                                                              THROUGH
                                 YEAR ENDED OCTOBER 31,     OCTOBER 31,        YEAR ENDED DECEMBER 31,
                                   2005          2004          2003        2002         2001         2000
Net asset value at beginning
  of period                       $ 12.10       $ 11.78       $ 10.31     $ 11.58      $ 12.45      $ 14.53
                                -----------   -----------   -----------   -------      -------      -------
Net investment income                0.18(e)       0.15          0.16        0.25         0.36(d)      0.56
Net realized and unrealized
  gain (loss) on investments         1.23          0.34          1.46       (1.27)       (0.87)(d)     0.42
Net realized and unrealized
  gain (loss) on foreign
  currency transactions                --            --            --        0.00(b)      0.00(d)      0.01
                                -----------   -----------   -----------   -------      -------      -------
Total from investment
  operations                         1.41          0.49          1.62       (1.02)       (0.51)        0.99
                                -----------   -----------   -----------   -------      -------      -------
Less dividends and
  distributions:
  From net investment income        (0.23)        (0.17)        (0.15)      (0.25)       (0.36)       (0.57)
  From net realized gain on
    investments                        --            --            --          --           --        (2.50)
                                -----------   -----------   -----------   -------      -------      -------
Total dividends and
  distributions                     (0.23)        (0.17)        (0.15)      (0.25)       (0.36)       (3.07)
                                -----------   -----------   -----------   -------      -------      -------
Net asset value at end of
  period                          $ 13.28       $ 12.10       $ 11.78     $ 10.31      $ 11.58      $ 12.45
                                ===========   ===========   ===========   =======      =======      =======
Total investment return (a)         11.21%         4.11%        15.86%(c)   (8.88%)      (4.01%)       7.24%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.38%(e)      1.22%         1.85%+      2.30%        2.97%(d)     3.63%
    Net expenses                     1.20%         1.34%         1.38%+      1.37%        1.29%        1.24%
    Expenses (before
      waiver/reimbursement)          1.38%         1.35%         1.38%+      1.37%        1.29%        1.24%
Portfolio turnover rate                93%           96%           73%         94%         175%         245%
Net assets at end of period
  (in 000's)                      $93,996       $95,015       $89,751     $68,871      $74,317      $70,915

                                                                 CLASS C
                                --------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2003*
                                                              THROUGH
                                 YEAR ENDED OCTOBER 31,     OCTOBER 31,       YEAR ENDED DECEMBER 31,
                                   2005          2004          2003        2002         2001         2000
Net asset value at beginning
  of period                       $ 12.11       $ 11.79       $ 10.33     $ 11.59      $ 12.46      $14.53
                                -----------   -----------   -----------   -------      -------      ------
Net investment income                0.08(e)       0.06          0.10        0.17         0.27(d)     0.45
Net realized and unrealized
  gain (loss) on investments         1.23          0.33          1.45       (1.27)       (0.87)(d)    0.43
Net realized and unrealized
  gain (loss) on foreign
  currency transactions                --            --            --        0.00(b)      0.00(d)     0.01
                                -----------   -----------   -----------   -------      -------      ------
Total from investment
  operations                         1.31          0.39          1.55       (1.10)       (0.60)       0.89
                                -----------   -----------   -----------   -------      -------      ------
Less dividends and
  distributions:
  From net investment income        (0.13)        (0.07)        (0.09)      (0.16)       (0.27)      (0.46)
  From net realized gain on
    investments                        --            --            --          --           --       (2.50)
                                -----------   -----------   -----------   -------      -------      ------
Total dividends and
  distributions                     (0.13)        (0.07)        (0.09)      (0.16)       (0.27)      (2.96)
                                -----------   -----------   -----------   -------      -------      ------
Net asset value at end of
  period                          $ 13.29       $ 12.11       $ 11.79     $ 10.33      $ 11.59      $12.46
                                ===========   ===========   ===========   =======      =======      ======
Total investment return (a)         10.35%         3.32%        15.09%(c)   (9.50%)      (4.76%)      6.51%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            0.63%(e)      0.47%         1.10%+      1.55%        0.22%(d)    2.88%
    Net expenses                     1.95%         2.09%         2.13%+      2.12%        2.04%       1.99%
    Expenses (before
      waiver/reimbursement)          2.13%         2.10%         2.13%+      2.12%        2.04%       1.99%
Portfolio turnover rate                93%           96%           73%         94%         175%        245%
Net assets at end of period
  (in 000's)                      $23,992       $27,041       $26,079     $15,289      $13,241      $7,946

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Less then one cent per share.
(c)  Total return is not annualized.
(d)  As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses             0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income                          (0.07%)       (0.07%)       (0.07%)

(e)  Net investment income and the ratio of net investment income includes $0.01 per share and
     0.07%, respectively as a result of a special one time dividend from Microsoft Corp.

 18   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            CLASS B
    ---------------------------------------------------------------------------------------
                                      JANUARY 1,
                                         2003*
                                        THROUGH
       YEAR ENDED OCTOBER 31,         OCTOBER 31,            YEAR ENDED DECEMBER 31,
       2005             2004             2003            2002          2001          2000
     $  12.11         $  11.79         $  10.33        $  11.59      $  12.46      $  14.53
    -----------      -----------      -----------      --------      --------      --------
         0.08(e)          0.06             0.10            0.17          0.27(d)       0.45
         1.23             0.33             1.45           (1.27)        (0.87)(d)      0.43
           --               --               --            0.00(b)       0.00(d)       0.01
    -----------      -----------      -----------      --------      --------      --------
         1.31             0.39             1.55           (1.10)        (0.60)         0.89
    -----------      -----------      -----------      --------      --------      --------
        (0.13)           (0.07)           (0.09)          (0.16)        (0.27)        (0.46)
           --               --               --              --            --         (2.50)
    -----------      -----------      -----------      --------      --------      --------
        (0.13)           (0.07)           (0.09)          (0.16)        (0.27)        (2.96)
    -----------      -----------      -----------      --------      --------      --------
     $  13.29         $  12.11         $  11.79        $  10.33      $  11.59      $  12.46
    ===========      ===========      ===========      ========      ========      ========
        10.35%            3.32%           15.09%(c)       (9.50%)       (4.76%)        6.51%
         0.63%(e)         0.47%            1.10%+          1.55%         2.22%(d)      2.88%
         1.95%            2.09%            2.13%+          2.12%         2.04%         1.99%
         2.13%            2.10%            2.13%+          2.12%         2.04%         1.99%
           93%              96%              73%             94%          175%          245%
     $390,163         $430,326         $470,459        $436,572      $561,254      $655,343

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2005, the Fund held securities with a value of $1,457 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

 20   MainStay Convertible Fund

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

                                                    www.MAINSTAYfunds.com     21

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(K) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $500 million, 0.67% on assets from $500 million to $1 billion and 0.62% on assets in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee by 0.05% to 0.67% on assets up to $500 million, 0.62% on assets from $500 million to $1 billion and 0.57% on assets in excess of $1 billion. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total

 22   MainStay Convertible Fund
operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.20% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $213,955 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, NYLIM had agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses would not exceed on an annualized basis 1.20% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $3,836,288, and waived its fees and/or reimbursed expenses in the amount of $935,148.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $500 million, 0.335% on assets from $500 million to $1 billion and 0.31% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $47,455 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,503, $259,488 and $3,639, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $1,654,776.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $13,858 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services

                                                    www.MAINSTAYfunds.com     23
provided to the Fund by the Manager amounted to $80,193 for the year ended October 31, 2005.

NOTE 4 -- CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, State Street Bank and Trust Company acted as custodian for the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

    UNDISTRIBUTED   ACCUMULATED                      TOTAL
      ORDINARY      CAPITAL AND     UNREALIZED    ACCUMULATED
       INCOME       OTHER LOSSES   APPRECIATION       LOSS
      $406,763      $(46,602,275)  $20,794,514    $(25,400,998)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $46,602,275 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

            CAPITAL LOSS      AMOUNT
          AVAILABLE THROUGH   (000'S)

                2010          $41,599
                2011           5,003
-----------------------------------------------
                              $46,602
-----------------------------------------------

The Fund utilized $38,995,498 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004, shown in the Statement of Changes in Net Assets, were as follows:

                                       2005         2004
Distributions paid from Ordinary
income                              $3,649,309   $4,273,999
-----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $479,140 and $556,619, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $76,309,840. The Fund received $79,099,675 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                          YEAR ENDED
                                       OCTOBER 31, 2005
                                  CLASS A   CLASS B   CLASS C

Shares sold                        1,448       949      187
-------------------------------------------------------------
Shares issued in reinvestment of
  dividends                           83       156        8
-------------------------------------------------------------
                                   1,531     1,105      195
-------------------------------------------------------------
Shares redeemed                   (2,305)   (7,289)    (623)
-------------------------------------------------------------
Net decrease                        (774)   (6,184)    (428)
-------------------------------------------------------------

                                          YEAR ENDED
                                       OCTOBER 31, 2004
                                  CLASS A   CLASS B   CLASS C

Shares sold                        2,739     2,319      794
-------------------------------------------------------------
Shares issued in reinvestment of
  dividends                           93       208       10
-------------------------------------------------------------
                                   2,832     2,527      804
-------------------------------------------------------------
Shares redeemed                   (2,599)   (6,910)    (783)
-------------------------------------------------------------
Net increase (decrease)              233    (4,383)      21
-------------------------------------------------------------

 24   MainStay Convertible Fund

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Convertible Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 26   MainStay Convertible Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     27

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay Convertible Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's underperformance over certain recent periods, a short-term period of significant underperformance in 2003 that has adversely affected the Fund's relative performance over various time periods, recent change of personnel on the portfolio management team serving the Fund, and recent improvements in the Fund's performance resulting in the Fund's having improved comparative performance against a group of Funds concluded by the Trustees to be peers of the Fund.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

 30   MainStay Convertible Fund

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees noted that the Fund's contractual management fee had been reduced in accordance with the terms of the breakpoint schedule applicable to the Fund. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2006, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2005. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2005.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 32   MainStay Convertible Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     33

                       This page intentionally left blank

                               [True Blank Page]

(MAINSTAY LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds
(C) 2005 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A07990         (RECYCLE LOGO)                        M475-05   MSC11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       26


Trustees and Officers                                                         27
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     30
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          32
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        32
--------------------------------------------------------------------------------

MainStay Funds                                                                33

 2   MainStay Common Stock Fund

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        4.52%  -4.73%    2.61%
Excluding sales charges  10.60   -3.65     3.39

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS A               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                     9450                       10000                       10000
                                                           9894                       10036                       10133
                                                          12606                       12603                       12734
                                                          14580                       13744                       13510
                                                          10706                       10166                       10146
                                                           8902                        8681                        8613
                                                          10255                       10619                       10404
                                                          10946                       11609                       11385
10/31/05                                                  12106                       12825                       12378

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       4.84%  -4.74%    2.63%
Excluding sales charges  9.84   -4.36     2.63

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS B               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          10430                       10036                       10133
                                                          13200                       12603                       12734
                                                          15149                       13744                       13510
                                                          11038                       10166                       10146
                                                           9108                        8681                        8613
                                                          10418                       10619                       10404
                                                          11038                       11609                       11385
10/31/05                                                  12124                       12825                       12378

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       8.84%  -4.36%    2.63%
Excluding sales charges  9.84   -4.36     2.63

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                         CLASS C               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          10430                       10036                       10133
                                                          13200                       12603                       12734
                                                          15149                       13744                       13510
                                                          11038                       10166                       10146
                                                           9108                        8681                        8613
                                                          10408                       10619                       10404
                                                          11038                       11609                       11385
10/31/05                                                  12124                       12825                       12378

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares, adjusted to reflect the applicable CDSC for Class C shares. From inception through 8/31/98, performance of Class I shares (first offered 12/28/04) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     3

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         11.13%  -3.35%    3.69%

(PERFORMANCE GRAPH)

                                                         CLASS I               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                         -------               ------------------             -------------
6/1/98                                                    10000                       10000                       10000
                                                          10478                       10036                       10133
                                                          13384                       12603                       12734
                                                          15517                       13744                       13510
                                                          11422                       10166                       10146
                                                           9523                        8681                        8613
                                                          10999                       10619                       10404
                                                          11773                       11609                       11385
10/31/05                                                  13083                       12825                       12378

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Russell 1000(R) Index(1)                                 10.47%  -1.38%     3.41%
S&P 500(R) Index(2)                                       8.72   -1.74      2.92
Average Lipper large-cap core fund(3)                     8.35   -3.06      1.92

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Common Stock Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            ENDING ACCOUNT               ENDING ACCOUNT
                                                             VALUE (BASED                 VALUE (BASED
                                                BEGINNING     ON ACTUAL      EXPENSES   ON HYPOTHETICAL    EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID      5% RETURN AND       PAID
                                                  VALUE       EXPENSES)       DURING    ACTUAL EXPENSES)    DURING
SHARE CLASS                                      5/1/05        10/31/05       PERIOD        10/31/05        PERIOD

CLASS A SHARES(1)                               $1,000.00     $1,069.30       $ 7.20       $1,018.10        $ 7.02
-------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                               $1,000.00     $1,066.15       $11.09       $1,014.35        $10.81
-------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                               $1,000.00     $1,066.15       $11.09       $1,014.35        $10.81
-------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(1)                               $1,000.00     $1,072.60       $ 3.97       $1,021.20        $ 3.87
-------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.38% for Class A and 2.13% for Class B and Class C and 0.76% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                     www.MAINSTAYfunds.com     5

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

                                                                   SHORT-TERM INVESTMENTS
                                                                (COLLATERAL FROM SECURITIES       LIABILITIES IN EXCESS OF CASH
COMMON STOCKS                                                         LENDING IS 6.5%)                   AND OTHER ASSETS
-------------                                                   ---------------------------       -----------------------------
99.7%                                                                       6.5%                               -6.2%

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  MBNA Corp.
 2.  ExxonMobil Corp.
 3.  General Electric Co.
 4.  Microsoft Corp.
 5.  Pfizer, Inc.
 6.  Intel Corp.
 7.  International Business Machines Corp.
 8.  S&P 500 Index -- SPDR Trust Series 1
 9.  AT&T Corp.
10.  Cisco Systems, Inc.

 6   MainStay Common Stock Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invest at least 80% of its assets in common stocks. We seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index(1) over the following six to twelve months. Our underlying stock-selection process is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality, and technical factors. These stocks are then generally held in larger or smaller proportions based on their relative attractiveness. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established U.S. companies, primarily those with large capitalizations. The Fund is managed with a core orientation (including both growth and value equities). We use a bottom-up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors or industries of those stocks or on general economic trends. We may sell a security if we no longer believe it will contribute to meeting the investment objective of the Fund.

WHAT WERE THE MAJOR FACTORS AFFECTING THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

For the 12 months ended October 31, 2005, all broadly watched equity indices provided positive performance. Mid- and small-capitalization stocks generally outperformed their large-cap counterparts. The market favored value stocks over growth stocks at all capitalization levels. Despite wide fluctuations in crude-oil prices, instability in many regions of the world, and the devastation caused by hurricanes Katrina and Rita, the U.S. stock market posted significant gains during the 12 months ended October 31, 2005.

The Federal Open Market Committee continued to raise its target for the federal funds rate, with eight 25-basis-point increases during the reporting period. (A basis point is one-hundredth of a percentage point.) At the end of October 2005, the target rate stood at 3.75%, its highest level in more than four years. Among the considerations that influenced the gradual tightening policy were mounting inflationary pressures, low unemployment, an upward path of record energy prices, and growing labor costs.

WERE THERE ANY CHANGES IN THE FUND'S POSITIONING OR MANAGEMENT DURING THE REPORTING PERIOD?

MainStay Common Stock Fund uses a quantitative model. There were minor adjustments to the model during the reporting period. We added a "change in shares outstanding" factor and an "industry relative price to cash flow" factor. The Fund has maintained a fairly neutral positioning during the reporting period, with a projected beta very close to one.(2)

HOW WAS THE FUND ALLOCATED RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2005, the Fund was overweighted relative to the S&P 500(R) Index in the utilities, energy, information technology, financials, and telecommunication services sectors. During the reporting period, the Fund was under-weighted relative to the Index in the consumer staples, industrials, consumer discretionary, materials, and health care sectors.

WHICH SECTORS AND INDIVIDUAL STOCKS MADE THE MOST SUBSTANTIAL POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

The Fund's five strongest-performing sectors were energy, financials, health care, utilities, and consumer staples.

Among individual stocks, the strongest contributors to the Fund's performance were ConocoPhillips, an integrated global energy company that continued to post high earnings; UnitedHealth Group, a health care service provider that increased earnings, lowered costs, and achieved higher membership; and the parent company of Philip Morris and Kraft Foods, Altria Group, which benefited from optimism over favorable court rulings.

WHICH SECTORS AND INDIVIDUAL STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

The Fund's five weakest-performing sectors during the 12-month reporting period were telecommunication services, consumer discretionary, materials, industrials, and information technology.


1. See footnote on page 4 for more information on the S&P 500(R) Index.
2. Beta is a measure of the volatility of a stock in relation to the market as a whole. The S&P 500(R) Index has a beta of one. Stocks with a higher beta tend to be more volatile than the market. Stocks with a lower beta tend to rise and fall more slowly than the market.

                                                     www.MAINSTAYfunds.com     7

Among individual stocks, the weakest contributors to the Fund's performance were Pfizer, a pharmaceutical company whose shares fell on negative news about Celebrex; Fannie Mae, a government-sponsored mortgage provider that experienced accounting problems; and Verizon Communications, a communication services provider. Verizon Communications' shares declined when competitor Sprint merged with Nextel Communications.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The Fund uses a quantitative model whose major inputs include price-to-cash-flow, earnings trends, earnings quality, and price trends. A combination of these factors may be used in determining additions to the Fund's portfolio. In some instances, stocks are included in the Fund for diversification and risk-control purposes even if they score poorly in the model.

From November 2004 through July 2005, the Fund established a position in Vertex Pharmaceuticals, a biotechnology company whose stock advanced when the company announced that it would be streamlining its developmental pipeline. SanDisk Corp. was purchased for the Fund in August 2005. The company, which designs, develops, and markets flash-storage card products used in consumer electronics, benefited from continued strong demand. From December 2004 through June 2005, the Fund established a position in Murphy Oil. This holding company, which engages in the exploration, production, refining, and marketing of oil and gas, nearly doubled its profit because of higher energy prices.

We sold the Fund's entire positions in Delta Air Lines, Toys "R" Us, and Storage Technology during the reporting period. Toys "R" Us and Storage Technology were sold at a profit, but Delta Air Lines was sold at a loss. Delta Air Lines struggled with increased competition and higher fuel prices. Toys "R" Us, which sells toys, children's apparel, and baby products, had its stock bought out by a private equity partnership. Storage Technology, a leading storage company, was sold when our quantitative model indicated that its shares had become overvalued.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Common Stock Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                        SHARES          VALUE

COMMON STOCKS (99.7%)+
-----------------------------------------------------------------------------

AEROSPACE & DEFENSE (2.4%)
Boeing Co. (The)                                        27,300   $  1,764,672
Goodrich Corp.                                           3,645        131,475
Honeywell International, Inc.                            5,981        204,550
Lockheed Martin Corp.                                   14,180        858,741
Precision Castparts Corp.                                5,786        274,025
Raytheon Co.                                             6,453        238,438
Rockwell Collins, Inc.                                   6,338        290,407
                                                                 ------------

                                                                    3,762,308
                                                                 ------------

AIR FREIGHT & LOGISTICS (0.4%)
FedEx Corp.                                              4,738        435,564
Ryder System, Inc.                                       2,787        110,560
United Parcel Service, Inc. Class B                      1,727        125,967
                                                                 ------------

                                                                      672,091
                                                                 ------------

AIRLINES (0.0%) ++
Alaska Air Group, Inc. (a)                                 949         29,922
                                                                 ------------

AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.                                         503          8,063
Dana Corp.                                               1,132          8,501
Delphi Corp.                                             7,682          3,102
Goodyear Tire & Rubber Co. (The) (a)(b)                  7,712        120,616
Lear Corp.                                                 482         14,682
Visteon Corp. (a)                                        3,752         31,254
                                                                 ------------

                                                                      186,218
                                                                 ------------

AUTOMOBILES (0.9%)
Ford Motor Co.                                          80,636        670,892
General Motors Corp. (b)                                17,417        477,226
Harley-Davidson, Inc. (b)                                4,387        217,288
                                                                 ------------

                                                                    1,365,406
                                                                 ------------

BEVERAGES (0.7%)
Coca-Cola Co. (The)                                      9,750        417,105
Coca-Cola Enterprises, Inc.                              4,347         82,158
Constellation Brands, Inc. Class A (a)                   1,373         32,320
Pepsi Bottling Group, Inc. (The)                         6,499        184,767
PepsiCo, Inc.                                            5,410        319,623
                                                                 ------------

                                                                    1,035,973
                                                                 ------------

BIOTECHNOLOGY (0.8%)
Amgen, Inc. (a)                                         12,962        982,001
Applera Corp.-Applied BioSystems Group                   1,703         41,332
Biogen Idec, Inc. (a)(b)                                 2,342         95,155
Invitrogen Corp. (a)                                     1,153         73,319
Techne Corp. (a)                                           834         45,219
Vertex Pharmaceuticals, Inc. (a)                         1,177         26,777
                                                                 ------------

                                                                    1,263,803
                                                                 ------------

BUILDING PRODUCTS (0.4%)
Masco Corp.                                             19,012        541,842
York International Corp.                                   304         17,057
                                                                 ------------

                                                                      558,899
                                                                 ------------



                                                        SHARES          VALUE
CAPITAL MARKETS (4.5%)
A.G. Edwards, Inc.                                       2,815   $    119,131
Ameriprise Financial, Inc. (a)                           5,887        219,107
Charles Schwab Corp. (The)                              14,995        227,924
E*TRADE Financial Corp. (a)                             16,147        299,527
Eaton Vance Corp.                                          846         21,057
Federated Investors, Inc. Class B                        1,223         42,817
Franklin Resources, Inc.                                 2,142        189,289
Goldman Sachs Group, Inc. (The)                          1,916        242,125
Investors Financial Services Corp.                         543         20,732
Janus Capital Group, Inc.                                6,799        119,322
LaBranche & Co., Inc. (a)(b)                               875          8,347
Legg Mason, Inc.                                         4,836        518,951
Lehman Brothers Holdings, Inc.                           1,943        232,519
Merrill Lynch & Co., Inc.                               12,853        832,103
Morgan Stanley                                          17,423        947,985
Raymond James Financial, Inc.                              410         13,952
V  S&P 500 Index--SPDR Trust Series 1 (b)(c)            23,520      2,828,280
State Street Corp.                                       5,342        295,039
                                                                 ------------
                                                                    7,178,207
                                                                 ------------
CHEMICALS (0.8%)
Chemtura Corp.                                           3,403         36,412
Dow Chemical Co. (The)                                      91          4,173
E.I. du Pont de Nemours & Co.                           17,914        746,835
Eastman Chemical Co.                                     1,644         86,737
FMC Corp. (a)                                            1,079         58,741
Monsanto Co.                                             3,939        248,196
PPG Industries, Inc.                                        64          3,838
Scotts Miracle-Gro Co. (The) Class A                       337         29,585
Sensient Technologies Corp.                              1,617         28,605
                                                                 ------------
                                                                    1,243,122
                                                                 ------------
COMMERCIAL BANKS (2.8%)
Bank of Hawaii Corp.                                       736         37,816
BB&T Corp. (b)                                          11,888        503,338
Colonial BancGroup, Inc. (The)                             981         23,887
Comerica, Inc.                                           5,939        343,155
Compass Bancshares, Inc.                                 2,652        129,312
First Horizon National Corp.                             1,824         70,552

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com    9


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Hibernia Corp. Class A                                     960   $     28,483
Huntington Bancshares, Inc. (b)                          1,353         31,471
KeyCorp                                                 11,493        370,534
National City Corp. (b)                                 25,619        825,700
PNC Financial Services Group, Inc.                       1,793        108,853
Regions Financial Corp.                                  3,889        126,587
SunTrust Banks, Inc.                                     3,317        240,416
SVB Financial Group (a)                                    256         12,726
U.S. Bancorp (b)                                        13,943        412,434
Unizan Financial Corp.                                   4,153        108,975
Wachovia Corp.                                           2,054        103,768
Wells Fargo & Co.                                       14,600        878,920
Wilmington Trust Corp.                                   1,403         53,188
Zions Bancorporation                                       677         49,739
                                                                 ------------

                                                                    4,459,854
                                                                 ------------

COMMERCIAL SERVICES & SUPPLIES (1.4%)
Adesa, Inc.                                              1,201         25,701
Allied Waste Industries, Inc. (a)(b)                     4,926         40,098
Brink's Co. (The)                                          395         15,512
Cendant Corp.                                           45,944        800,344
Corporate Executive Board Co. (The)                        288         23,800
Dun & Bradstreet Corp. (The) (a)                         1,480         93,714
Equifax, Inc.                                            5,716        197,031
Herman Miller, Inc.                                      1,120         30,699
HNI Corp.                                                1,160         56,724
R.R. Donnelley & Sons Co.                                1,367         47,872
Republic Services, Inc.                                  1,785         63,100
Robert Half International, Inc.                          1,233         45,473
Stericycle, Inc. (a)                                       310         17,844
Waste Management, Inc.                                  23,406        690,711
                                                                 ------------

                                                                    2,148,623
                                                                 ------------

COMMUNICATIONS EQUIPMENT (3.4%)
ADC Telecommunications, Inc. (a)                           809         14,117
ADTRAN, Inc.                                               969         29,312
V  Cisco Systems, Inc. (a)                             144,929      2,529,011
CommScope, Inc. (a)                                        403          7,867
Corning, Inc. (a)                                       61,321      1,231,939
Dycom Industries, Inc. (a)                                 283          5,640
Motorola, Inc.                                          71,948      1,594,368
Powerwave Technologies, Inc. (a)(b)                      3,081         34,538
QUALCOMM, Inc.                                             264         10,497
                                                                 ------------

                                                                    5,457,289
                                                                 ------------

COMPUTERS & PERIPHERALS (4.2%)
Apple Computer, Inc. (a)                                13,420        772,858
Dell, Inc. (a)                                          22,326        711,753
Hewlett-Packard Co.                                     67,878      1,903,299
Imation Corp.                                            1,257         53,812
V  International Business Machines Corp.                34,577      2,831,165
Lexmark International, Inc. (a)                            848         35,209
NCR Corp. (a)                                            2,755         83,256
SanDisk Corp. (a)                                        1,272         74,908
Sun Microsystems, Inc. (a)                              51,825        207,300
Western Digital Corp. (a)                                2,604         31,508
                                                                 ------------

                                                                    6,705,068
                                                                 ------------

CONSTRUCTION & ENGINEERING (0.0%)++
Granite Construction, Inc.                                 472         16,100
Quanta Services, Inc. (a)                                4,591         52,751
                                                                 ------------

                                                                       68,851
                                                                 ------------

CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials, Inc.                          2,034        160,503
Vulcan Materials Co. (b)                                 4,469        290,485
                                                                 ------------

                                                                      450,988
                                                                 ------------



                                                        SHARES          VALUE
CONSUMER FINANCE (4.3%)
American Express Co.                                    35,694   $  1,776,490
AmeriCredit Corp. (a)                                    6,376        142,504
Capital One Financial Corp.                              5,355        408,854
V  MBNA Corp.                                          176,786      4,520,418
                                                                 ------------
                                                                    6,848,266
                                                                 ------------
CONTAINERS & PACKAGING (0.1%)
Longview Fibre Co.                                       1,455         27,354
Pactiv Corp. (a)                                         6,462        127,301
                                                                 ------------
                                                                      154,655
                                                                 ------------
DISTRIBUTORS (0.0%)++
Genuine Parts Co.                                          903         40,066
                                                                 ------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Career Education Corp. (a)                               2,284         81,288
Education Management Corp. (a)                             487         15,019
H&R Block, Inc.                                          7,525        187,071
Sotheby's Holdings, Inc. Class A (a)                       322          5,014
                                                                 ------------
                                                                      288,392
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (2.6%)
CIT Group, Inc.                                          9,084        415,411
Citigroup, Inc.                                         51,273      2,347,278
JPMorgan Chase & Co.                                    21,872        800,953
Moody's Corp.                                            1,808         96,294
Principal Financial Group, Inc.                         10,148        503,645
                                                                 ------------
                                                                    4,163,581
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
V  AT&T Corp.                                          138,507      2,739,668
CenturyTel, Inc.                                         4,888        159,984

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Cincinnati Bell, Inc. (a)                               10,788   $     42,720
Citizens Communications Co. (b)                          6,899         84,444
Qwest Communications International, Inc. (a)(b)         33,594        146,470
Verizon Communications, Inc.                            69,635      2,194,199
                                                                 ------------

                                                                    5,367,485
                                                                 ------------

ELECTRIC UTILITIES (2.2%)
Allegheny Energy, Inc. (a)(b)                            5,677        160,432
American Electric Power Co., Inc.                       16,927        642,549
Cinergy Corp.                                           25,408      1,013,779
DPL, Inc.                                                1,871         48,216
Edison International                                    14,255        623,799
Entergy Corp.                                            6,592        466,186
FirstEnergy Corp.                                        8,370        397,575
Pepco Holdings, Inc.                                     1,360         29,226
Pinnacle West Capital Corp.                                620         25,891
Sierra Pacific Resources (a)                             5,593         72,429
                                                                 ------------

                                                                    3,480,082
                                                                 ------------

ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.                                     3,001        208,720
Thomas & Betts Corp. (a)                                   165          6,422
                                                                 ------------

                                                                      215,142
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc. (a)                           7,125        228,071
Amphenol Corp. Class A                                     560         22,383
Arrow Electronics, Inc. (a)                              3,422        100,983
Avnet, Inc. (a)                                          5,981        137,862
Plexus Corp. (a)                                           624         11,026
Sanmina-SCI Corp. (a)                                   11,258         41,092
Solectron Corp. (a)(b)                                  42,543        150,177
                                                                 ------------

                                                                      691,594
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (0.5%)
BJ Services Co.                                          2,345         81,489
Cooper Cameron Corp. (a)                                   722         53,233
Helmerich & Payne, Inc.                                  2,244        124,318
Patterson-UTI Energy, Inc.                               2,616         89,284
Transocean, Inc. (a)                                     9,043        519,882
                                                                 ------------

                                                                      868,206
                                                                 ------------



                                                        SHARES          VALUE
FOOD & STAPLES RETAILING (0.9%)
Albertson's, Inc.                                       14,655   $    367,987
Kroger Co. (The) (a)                                    23,307        463,809
Safeway, Inc. (b)                                       16,664        387,605
SUPERVALU, Inc.                                          4,941        155,296
Whole Foods Market, Inc. (b)                               865        124,672
                                                                 ------------
                                                                    1,499,369
                                                                 ------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.                              21,349        520,275
ConAgra Foods, Inc. (b)                                  5,993        139,457
Dean Foods Co. (a)                                       6,554        236,927
General Mills, Inc. (b)                                  7,577        365,666
JM Smucker Co. (The)                                       409         18,695
Kellogg Co.                                              2,634        116,344
McCormick & Co., Inc.                                    1,911         57,884
Tyson Foods, Inc. Class A                                5,403         96,173
                                                                 ------------
                                                                    1,551,421
                                                                 ------------
GAS UTILITIES (0.2%)
Equitable Resources, Inc. (b)                            2,607        100,761
Nicor, Inc.                                              1,929         75,617
Questar Corp.                                            1,822        143,482
                                                                 ------------
                                                                      319,860
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Bausch & Lomb, Inc.                                      1,176         87,247
Baxter International, Inc.                              14,985        572,877
Beckman Coulter, Inc.                                      468         23,054
Cytyc Corp. (a)(b)                                         795         20,153
Edwards Lifesciences Corp. (a)                             878         36,332
Guidant Corp.                                            2,192        138,096
Hospira, Inc. (a)                                        4,067        162,070
Intuitive Surgical, Inc. (a)                               242         21,473
PerkinElmer, Inc.                                        1,799         39,704
Thermo Electron Corp. (a)(b)                             2,531         76,411
Varian Medical Systems, Inc. (a)                         4,816        219,417
Varian, Inc. (a)                                           543         19,966
                                                                 ------------
                                                                    1,416,800
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.9%)
Aetna, Inc.                                             12,717      1,126,218
AmerisourceBergen Corp.                                  4,585        349,698
Apria Healthcare Group, Inc. (a)                         1,489         34,351
Cardinal Health, Inc.                                   18,743      1,171,625
Caremark Rx, Inc. (a)                                   16,063        841,701
CIGNA Corp.                                              5,695        659,880
Community Health Systems, Inc. (a)                       2,627         97,488
Coventry Health Care, Inc. (a)                           2,388        128,928
HCA, Inc. (b)                                           18,755        903,803
Health Net, Inc. (a)                                     4,718        220,991
Humana, Inc. (a)                                         6,060        269,003
Lincare Holdings, Inc. (a)                               2,285         93,342
Manor Care, Inc.                                         1,140         42,465
McKesson Corp.                                          13,093        594,815
Medco Health Solutions, Inc. (a)                         6,169        348,548
Omnicare, Inc.                                             735         39,763
PacifiCare Health Systems, Inc. (a)                      1,940        159,778
Patterson Cos., Inc. (a)                                   873         36,125
Tenet Healthcare Corp. (a)                               3,350         28,207

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Triad Hospitals, Inc. (a)                                2,393   $     98,424
UnitedHealth Group, Inc.                                34,611      2,003,631
Universal Health Services, Inc. Class B                  2,500        117,850
                                                                 ------------

                                                                    9,366,634
                                                                 ------------

HOTELS, RESTAURANTS & LEISURE (0.9%)
Boyd Gaming Corp.                                          470         19,387
Brinker International, Inc. (a)(b)                       3,868        147,448
CBRL Group, Inc.                                         2,056         71,343
Darden Restaurants, Inc.                                 6,209        201,296
GTECH Holdings Corp.                                     4,266        135,829
Harrah's Entertainment, Inc.                             1,142         69,068
Hilton Hotels Corp.                                     10,957        213,114
Marriott International, Inc. Class A                     1,243         74,108
Ruby Tuesday, Inc. (b)                                   1,937         42,440
Wendy's International, Inc.                              2,490        116,333
Yum! Brands, Inc.                                        6,287        319,820
                                                                 ------------

                                                                    1,410,186
                                                                 ------------

HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class A (b)                     2,987         75,422
Black & Decker Corp. (The)                                 529         43,447
Fortune Brands, Inc.                                       452         34,338
Furniture Brands International, Inc. (b)                 1,136         20,618
Lennar Corp. Class A                                     1,213         67,419
Maytag Corp.                                             3,239         55,776
Newell Rubbermaid, Inc.                                 12,025        276,455
Ryland Group, Inc.                                         751         50,542
Toll Brothers, Inc. (a)(b)                               3,972        146,607
Tupperware Corp.                                         1,986         45,539
Whirlpool Corp. (b)                                        508         39,878
                                                                 ------------

                                                                      856,041
                                                                 ------------

HOUSEHOLD PRODUCTS (2.4%)
Clorox Co. (The)                                         5,729        310,053
Colgate-Palmolive Co.                                      375         19,860
Energizer Holdings, Inc. (a)                             3,091        156,065
Kimberly-Clark Corp.                                    20,288      1,153,170
Procter & Gamble Co. (The)                              38,797      2,172,217
                                                                 ------------

                                                                    3,811,365
                                                                 ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.9%)
AES Corp. (The) (a)                                     21,415        340,284
Constellation Energy Group, Inc.                         1,122         61,486
TXU Corp.                                               10,102      1,017,776
                                                                 ------------

                                                                    1,419,546
                                                                 ------------

INDUSTRIAL CONGLOMERATES (2.8%)
V  General Electric Co.                                128,366      4,352,891
Teleflex, Inc.                                             591         39,118
Textron, Inc.                                            1,890        136,156
                                                                 ------------

                                                                    4,528,165
                                                                 ------------



                                                        SHARES          VALUE
INSURANCE (7.7%)
ACE Ltd.                                                12,511   $    651,823
AFLAC, Inc.                                             21,861      1,044,519
Allmerica Financial Corp. (a)                              853         32,499
American Financial Group, Inc.                           1,113         38,042
American International Group, Inc.                      26,589      1,722,967
AmerUs Group Co.                                         1,707        100,918
Aon Corp.                                               13,896        470,380
Chubb Corp. (The)                                        7,120        661,946
Everest Re Group Ltd.                                    2,057        204,569
Fidelity National Financial, Inc.                        1,237         46,338
Hartford Financial Services Group, Inc. (The)            3,480        277,530
HCC Insurance Holdings, Inc.                             3,043         91,290
Horace Mann Educators Corp.                                868         16,848
Loews Corp.                                              1,956        181,869
MBIA, Inc. (b)                                           1,982        115,432
MetLife, Inc.                                           31,640      1,563,332
Old Republic International Corp.                         1,154         29,900
Progressive Corp. (The)                                  8,675      1,004,652
Protective Life Corp.                                    3,041        133,317
Prudential Financial, Inc.                              18,877      1,374,057
SAFECO Corp.                                             3,417        190,327
St. Paul Travelers Cos., Inc. (The)                     29,459      1,326,539
Torchmark Corp.                                            789         41,683
UnumProvident Corp. (b)                                 12,838        260,483
W.R. Berkley Corp.                                       4,356        190,357
XL Capital Ltd. Class A                                  6,126        392,432
                                                                 ------------
                                                                   12,164,049
                                                                 ------------
IT SERVICES (1.2%)
Acxiom Corp.                                             3,698         78,915
Ceridian Corp. (a)                                       1,049         22,984
Cognizant Technology Solutions Corp. Class A (a)         1,764         77,581
Computer Sciences Corp. (a)                              8,113        415,791
CSG Systems International, Inc. (a)                      1,699         39,943
DST Systems, Inc. (a)                                    1,538         86,313
First Data Corp. (b)                                    25,207      1,019,623
Fiserv, Inc. (a)                                         1,368         59,754
Sabre Holdings Corp. Class A                             3,859         75,366
Unisys Corp. (a)                                         2,049         10,470
                                                                 ------------
                                                                    1,886,740
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick Corp.                                            681   $     25,967
Eastman Kodak Co. (b)                                    4,223         92,484
Hasbro, Inc.                                             2,543         47,910
                                                                 ------------

                                                                      166,361
                                                                 ------------

MACHINERY (0.4%)
Cummins, Inc. (b)                                          640         54,637
Deere & Co. (b)                                          1,565         94,964
Eaton Corp.                                              1,054         62,007
Illinois Tool Works, Inc. (b)                            2,086        176,809
Ingersoll-Rand Co. Class A                               3,039        114,844
Joy Global, Inc.                                         1,166         53,484
Navistar International Corp. (a)                           441         12,136
Nordson Corp.                                              230          8,549
Parker-Hannifin Corp.                                    1,699        106,493
SPX Corp. (b)                                              566         24,349
                                                                 ------------

                                                                      708,272
                                                                 ------------

MARINE (0.0%) ++
Alexander & Baldwin, Inc.                                1,255         61,420
                                                                 ------------

MEDIA (1.9%)
Catalina Marketing Corp.                                   615         16,027
Clear Channel Communications, Inc.                       7,823        237,976
Comcast Corp. Class A (a)(b)                             1,044         29,055
Emmis Communications Corp. Class A (a)(b)                1,308         25,598
Gannett Co., Inc.                                        6,965        436,427
Knight-Ridder, Inc. (b)                                    485         25,889
Media General, Inc. Class A                                333         17,566
Omnicom Group, Inc. (b)                                  2,921        242,326
Readers Digest Association, Inc. (The)                   2,909         44,566
Time Warner, Inc.                                       12,234        218,132
Viacom, Inc. Class B                                    53,356      1,652,435
Walt Disney Co. (The)                                    5,021        122,362
                                                                 ------------

                                                                    3,068,359
                                                                 ------------

METALS & MINING (0.7%)
Freeport-McMoRan Copper & Gold, Inc. Class B             7,818        386,366
Nucor Corp.                                              1,012         60,568
Phelps Dodge Corp.                                       4,236        510,311
Steel Dynamics, Inc.                                       278          8,610
United States Steel Corp.                                2,328         85,042
                                                                 ------------

                                                                    1,050,897
                                                                 ------------

MULTILINE RETAIL (1.9%)
Dillard's, Inc. Class A                                  1,825         37,796
Dollar Tree Stores, Inc. (a)                             3,216         69,337
Federated Department Stores, Inc.                        9,628        590,870
J.C. Penney Co., Inc.                                    7,758        397,210
Nordstrom, Inc.                                         10,437        361,642
Saks, Inc. (a)                                           4,769         86,557
Sears Holdings Corp. (a)(b)                              2,361        283,910
Target Corp.                                            20,675      1,151,391
                                                                 ------------

                                                                    2,978,713
                                                                 ------------



                                                        SHARES          VALUE
MULTI-UTILITIES (2.1%)
Centerpoint Energy, Inc. (b)                             6,388   $     84,577
CMS Energy Corp. (a)                                     6,113         91,145
Consolidated Edison, Inc. (b)                            1,536         69,888
DTE Energy Co.                                           1,105         47,736
MDU Resources Group, Inc.                                3,469        114,373
NiSource, Inc.                                           3,708         87,694
PG&E Corp.                                              16,161        587,937
Public Service Enterprise Group, Inc.                   33,944      2,134,738
Puget Energy, Inc.                                         755         16,187
SCANA Corp.                                                811         32,172
TECO Energy, Inc.                                        2,775         48,007
Wisconsin Energy Corp.                                   1,720         65,068
                                                                 ------------
                                                                    3,379,522
                                                                 ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                         12,835        174,171
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (10.4%)
Amerada Hess Corp.                                       2,936        367,294
Anadarko Petroleum Corp.                                 7,078        642,045
Arch Coal, Inc. (b)                                        399         30,751
Burlington Resources, Inc.                              16,250      1,173,575
Chevron Corp.                                           14,408        822,265
ConocoPhillips                                          36,417      2,380,943
Devon Energy Corp.                                      19,833      1,197,517
El Paso Corp.                                            2,704         32,069
EOG Resources, Inc. (b)                                  1,852        125,529
V  ExxonMobil Corp.                                     79,202      4,446,400
Forest Oil Corp. (a)                                       507         22,146
Kerr-McGee Corp.                                         4,419        375,792
Marathon Oil Corp.                                      15,721        945,775
Newfield Exploration Co. (a)                             4,501        204,030
Occidental Petroleum Corp.                              17,275      1,362,652
Overseas Shipholding Group, Inc.                           224         10,662
Peabody Energy Corp.                                       955         74,643
Pioneer Natural Resources Co.                            1,930         96,596
Plains Exploration & Production Co. (a)                  1,802         70,278
Pogo Producing Co. (b)                                   1,318         66,559
Sunoco, Inc.                                             6,009        447,671

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Valero Energy Corp.                                     11,526   $  1,212,996
Williams Cos., Inc. (The)                               16,570        369,511
                                                                 ------------

                                                                   16,477,699
                                                                 ------------

PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.                                    9,482        308,449
Louisiana-Pacific Corp.                                  1,481         36,921
MeadWestvaco Corp.                                       5,480        143,686
Potlatch Corp.                                           1,046         46,788
Weyerhaeuser Co.                                           925         58,590
                                                                 ------------

                                                                      594,434
                                                                 ------------

PHARMACEUTICALS (4.6%)
Abbott Laboratories                                        490         21,095
Allergan, Inc.                                           1,438        128,413
Barr Pharmaceuticals, Inc. (a)                             583         33,493
Eli Lilly & Co. (b)                                      4,793        238,643
Forest Laboratories, Inc. (a)                           12,716        482,064
Johnson & Johnson                                       26,373      1,651,477
King Pharmaceuticals, Inc. (a)                           5,181         79,943
Merck & Co., Inc.                                       54,304      1,532,459
Mylan Laboratories, Inc.                                   631         12,122
V  Pfizer, Inc.                                        143,859      3,127,495
Watson Pharmaceuticals, Inc. (a)                         2,195         75,859
                                                                 ------------

                                                                    7,383,063
                                                                 ------------

REAL ESTATE (0.1%)
Apartment Investment & Management Co. Class A            1,254         48,154
Highwoods Properties, Inc.                                 374         10,551
Public Storage, Inc. (b)                                 1,325         87,715
                                                                 ------------

                                                                      146,420
                                                                 ------------

ROAD & RAIL (0.9%)
Burlington Northern Santa Fe Corp.                       5,040        312,782
CNF, Inc.                                                1,915        107,757
CSX Corp.                                                6,278        287,595
Norfolk Southern Corp.                                  12,200        490,440
Swift Transportation Co., Inc. (a)                       2,196         40,077
Union Pacific Corp.                                      1,654        114,424
Yellow Roadway Corp. (a)                                   308         13,999
                                                                 ------------

                                                                    1,367,074
                                                                 ------------



                                                        SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Advanced Micro Devices, Inc. (a)                         6,475   $    150,350
Fairchild Semiconductor International, Inc. (a)            879         13,537
Freescale Semiconductor, Inc. Class B (a)               17,611        420,551
V  Intel Corp.                                         126,504      2,972,844
Lam Research Corp. (a)                                   3,032        102,300
LSI Logic Corp. (a)                                     11,739         95,203
MEMC Electronic Materials, Inc. (a)                      1,138         20,416
Micron Technology, Inc. (a)                             26,766        347,690
National Semiconductor Corp.                            15,221        344,451
NVIDIA Corp. (a)(b)                                      3,492        117,157
Texas Instruments, Inc.                                 56,590      1,615,645
                                                                 ------------
                                                                    6,200,144
                                                                 ------------
SOFTWARE (3.1%)
Activision, Inc. (a)                                     4,139         65,267
Autodesk, Inc.                                           9,107        410,999
BMC Software, Inc. (a)(b)                                9,601        188,084
Cadence Design Systems, Inc. (a)                         1,989         31,784
Citrix Systems, Inc. (a)                                 2,259         62,281
Computer Associates International, Inc.                    198          5,538
Compuware Corp. (a)                                     11,029         89,225
Fair Isaac Corp.                                           941         39,296
Intuit, Inc. (a)                                         5,532        254,085
Macromedia, Inc. (a)                                     1,213         53,275
McAfee, Inc. (a)                                         6,926        207,988
Mercury Interactive Corp. (a)                              533         18,543
V  Microsoft Corp.                                     126,369      3,247,683
Novell, Inc. (a)                                         8,166         62,225
Parametric Technology Corp. (a)                          3,357         21,854
Reynolds & Reynolds Co. (The) Class A                      369          9,793
Siebel Systems, Inc.                                     1,196         12,379
Sybase, Inc. (a)                                         2,580         57,405
Synopsys, Inc. (a)                                       6,277        118,949
                                                                 ------------
                                                                    4,956,653
                                                                 ------------
SPECIALTY RETAIL (2.9%)
Abercrombie & Fitch Co. Class A                          3,795        197,302
Advance Auto Parts, Inc. (a)                             3,161        118,538
Aeropostale, Inc. (a)                                      385          7,523
American Eagle Outfitters, Inc.                          1,832         43,144
AnnTaylor Stores Corp. (a)                                 527         12,790
AutoNation, Inc. (a)                                     1,288         25,605
AutoZone, Inc. (a)                                       2,315        187,284
Barnes & Noble, Inc.                                     2,622         94,812
Best Buy Co., Inc.                                       1,885         83,430
Borders Group, Inc.                                      2,609         51,215
Chico's FAS, Inc. (a)                                    3,914        154,760
Circuit City Stores, Inc.                                2,394         42,589
Claire's Stores, Inc.                                      710         18,496
GameStop Corp. Class A (a)                                 166          5,890
Gap, Inc. (The)                                          8,358        144,426
Home Depot, Inc. (The)                                  25,744      1,056,534
Limited Brands, Inc.                                     8,231        164,702
Michaels Stores, Inc.                                    3,967        131,228

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 14   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Office Depot, Inc. (a)                                  11,744   $    323,312
OfficeMax, Inc.                                          1,024         28,692
O'Reilly Automotive, Inc. (a)                            2,349         66,242
Pacific Sunwear of California, Inc. (a)                  1,607         40,207
Payless ShoeSource, Inc. (a)                             2,950         54,192
RadioShack Corp.                                         1,914         42,299
Rent-A-Center, Inc. (a)                                  2,682         48,330
Staples, Inc.                                           10,272        233,483
TJX Cos., Inc. (The)                                     7,500        161,475
Wal-Mart Stores, Inc.                                   21,681      1,025,728
                                                                 ------------

                                                                    4,564,228
                                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Coach, Inc. (a)                                          8,655        278,518
Jones Apparel Group, Inc.                                1,750         47,740
Polo Ralph Lauren Corp.                                    432         21,254
Reebok International Ltd.                                  367         20,937
Timberland Co. Class A (a)                                 398         11,204
                                                                 ------------

                                                                      379,653
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Countrywide Financial Corp.                             13,053        414,694
Fannie Mae                                              15,417        732,616
Freddie Mac                                              2,327        142,761
Independence Community Bank Corp. (b)                    3,362        132,967
IndyMac Bancorp, Inc.                                      474         17,694
PMI Group, Inc. (The)                                      656         26,161
Radian Group, Inc.                                       2,484        129,416
Washington Mutual, Inc.                                 26,157      1,035,817
                                                                 ------------

                                                                    2,632,126
                                                                 ------------

TOBACCO (1.3%)
Altria Group, Inc.                                      24,790      1,860,490
UST, Inc.                                                3,687        152,605
                                                                 ------------

                                                                    2,013,095
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
GATX Corp.                                               2,173         81,205
United Rentals, Inc. (a)                                 3,028         59,258
                                                                 ------------

                                                                      140,463
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Sprint Nextel Corp.                                     47,245      1,101,281
Telephone & Data Systems, Inc.                             745         28,176
                                                                 ------------

                                                                    1,129,457
                                                                 ------------

Total Common Stocks
  (Cost $151,031,831)                                             158,506,491
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (6.5%)
-----------------------------------------------------------------------------

CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(e)                          $378,301   $    378,301
                                                                 ------------

Total Certificate of Deposit
  (Cost $378,301)                                                     378,301
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (0.4%)
Compass Securitization
  3.993%, due 11/22/05 (d)                            $270,215   $    270,215
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (d)                              162,129        162,129
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (d)                             160,422        160,422
                                                                 ------------
Total Commercial Paper
  (Cost $592,766)                                                     592,766
                                                                 ------------

                                                        SHARES

INVESTMENT COMPANY (1.6%)
BGI Institutional Money Market Fund (d)              2,464,447      2,464,447
                                                                 ------------
Total Investment Company
  (Cost $2,464,447)                                                 2,464,447
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

TIME DEPOSITS (4.3%)
Bank of the West (The)
  4.02%, due 12/8/05 (d)                            $1,026,816      1,026,816
Barclays
  3.92%, due 12/5/05 (d)                               432,340        432,340
  3.94%, due 11/28/05 (d)                              486,387        486,387
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (d)                               378,301        378,301
Deutsche Bank
  3.95%, due 12/2/05 (d)                               432,344        432,344
First Tennessee National Corp.
  3.88%, due 11/14/05 (d)                              432,344        432,344
Fortis Bank
  4.00%, due 12/12/05 (d)                              486,387        486,387
Halifax Bank of Scotland
  3.75%, due 11/1/05 (d)                               432,344        432,344
Keybank
  4.00%, due 11/1/05 (d)                               483,447        483,447
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (d)                              432,344        432,344
Societe Generale
  3.77%, due 11/1/05 (d)                               918,730        918,730

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
UBS AG
  4.01%, due 12/13/05 (d)                             $432,344   $    432,344
Wells Fargo & Co.
  4.00%, due 11/25/05 (d)                              432,344        432,344
                                                                 ------------

Total Time Deposits
  (Cost $6,806,472)                                                 6,806,472
                                                                 ------------

Total Short-Term Investments
  (Cost $10,241,986)                                               10,241,986
                                                                 ------------

Total Investments
  (Cost $161,273,817) (f)                                106.2%   168,748,477(g)
Liabilities in Excess of
  Cash and Other Assets                                   (6.2)    (9,824,101)
                                                    ----------   ------------

Net Assets                                               100.0%  $158,924,376
                                                    ==========   ============


+    Percentages indicated are based on Fund net assets.
++   Less than one tenth of a percent.
V    Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(f)  The cost for federal income tax purposes is $162,205,132.
(g)  At October 31, 2005 net unrealized appreciation was $6,543,345, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $12,505,462 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,962,117.

 16   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $161,273,817) including $9,893,499
  market value of securities loaned             $168,748,477
Cash                                                 835,001
Receivables:
  Fund shares sold                                   386,149
  Dividends and interest                             169,724
  Investment securities sold                          46,393
Other assets                                          20,661
                                                -------------
    Total assets                                 170,206,405
                                                -------------
LIABILITIES:
Securities lending collateral                     10,241,986
Payables:
  Investment securities purchased                    643,178
  Transfer agent                                     133,657
  Fund shares redeemed                                58,129
  Manager                                             53,051
  NYLIFE Distributors                                 53,018
  Shareholder communication                           45,365
  Professional                                        26,096
  Custodian                                           13,146
Accrued expenses                                      14,403
                                                -------------
    Total liabilities                             11,282,029
                                                -------------
Net assets                                      $158,924,376
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     28,433
  Class B                                             42,569
  Class C                                              2,551
  Class I                                             54,547
Additional paid-in capital                       165,432,264
Accumulated undistributed net investment
  income                                             539,396
Accumulated net realized loss on investments     (14,650,044)
Net unrealized appreciation on investments         7,474,660
                                                -------------
Net assets                                      $158,924,376
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 35,886,352
                                                =============
Shares of beneficial interest outstanding          2,843,309
                                                =============
Net asset value per share outstanding           $      12.62
Maximum sales charge (5.50% of offering price)          0.73
                                                -------------
Maximum offering price per share outstanding    $      13.35
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 50,815,321
                                                =============
Shares of beneficial interest outstanding          4,256,907
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.94
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  3,045,462
                                                =============
Shares of beneficial interest outstanding            255,145
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.94
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 69,177,241
                                                =============
Shares of beneficial interest outstanding          5,454,710
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.68
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 2,513,067
  Interest                                             8,641
  Income from securities loaned -- net                 5,723
                                                 ------------
    Total income                                   2,527,431
                                                 ------------
EXPENSES:
  Manager                                            904,732
  Transfer agent -- Classes A, B and C               483,554
  Transfer agent -- Class I                           54,251
  Distribution -- Class B                            401,783
  Distribution -- Class C                             22,811
  Distribution/Service -- Class A                     92,073
  Service -- Class B                                 133,928
  Service -- Class C                                   7,604
  Professional                                        81,269
  Custodian                                           62,984
  Shareholder communication                           53,927
  Registration                                        52,863
  Recordkeeping                                       39,591
  Trustees                                            11,588
  Miscellaneous                                       19,888
                                                 ------------
    Total expenses before reimbursement            2,422,846
  Expense reimbursement from Manager                (435,191)
                                                 ------------
    Net expenses                                   1,987,655
                                                 ------------
Net investment income                                539,776
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   5,348,262
Net change in unrealized appreciation on
  investments                                      4,933,686
                                                 ------------
Net realized and unrealized gain on investments   10,281,948
                                                 ------------
Net increase in net assets resulting from
  operations                                     $10,821,724
                                                 ============

 18   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                         2005           2004
INCREASE (DECREASE)
IN NET ASSETS:
Operations:
 Net investment income (loss)    $    539,776   $   (482,199)
 Net realized gain on
  investments                       5,348,262     13,500,040
 Net change in unrealized
  appreciation (depreciation)
  on investments                    4,933,686     (7,321,272)
                                 ---------------------------
 Net increase in net assets
  resulting from operations        10,821,724      5,696,569
                                 ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                          5,515,785      5,169,738
   Class B                          5,493,154      6,295,159
   Class C                            744,231        722,432
   Class I                         72,005,439             --
                                 ---------------------------
                                   83,758,609     12,187,329
 Cost of shares redeemed:
   Class A                         (8,254,644)   (10,891,285)
   Class B                        (13,379,710)    (9,778,693)
   Class C                           (911,526)      (378,475)
   Class I                         (4,633,637)            --
                                 ---------------------------
                                  (27,179,517)   (21,048,453)
   Increase (decrease) in net
    assets derived from capital
    share transactions             56,579,092     (8,861,124)
                                 ---------------------------
    Net increase (decrease) in
     net assets                    67,400,816     (3,164,555)

NET ASSETS:
Beginning of year                  91,523,560     94,688,115
                                 ---------------------------
End of year                      $158,924,376   $ 91,523,560
                                 ===========================
Accumulated undistributed net
 investment income at end of
 year                            $    539,396   $         --
                                 ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                      CLASS A
                                ------------------------------------------------------------------------------------
                                                                  JANUARY 1,
                                                                     2003*
                                         YEAR ENDED                 THROUGH
                                        OCTOBER 31,               OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                   2005             2004             2003           2002         2001         2000
Net asset value at beginning
  of period                       $ 11.41          $ 10.69          $  9.02        $ 12.12      $ 14.74      $ 15.37
                                -----------      -----------      -----------      -------      -------      -------
Net investment income
  (loss)(a)                          0.08 (d)        (0.01)           (0.01)         (0.02)       (0.05)       (0.04)
Net realized and unrealized
  gain (loss) on investments         1.13             0.73             1.68          (3.08)       (2.57)       (0.38)
                                -----------      -----------      -----------      -------      -------      -------
Total from investment
  operations                         1.21             0.72             1.67          (3.10)       (2.62)       (0.42)
                                -----------      -----------      -----------      -------      -------      -------
Less distributions:
  From net realized gain on
    investments                        --               --               --             --           --        (0.17)
  In excess of net realized
    gains                              --               --               --             --           --        (0.04)
                                -----------      -----------      -----------      -------      -------      -------
Total distributions                    --               --               --             --           --        (0.21)
                                -----------      -----------      -----------      -------      -------      -------
Net asset value at end of
  period                          $ 12.62          $ 11.41          $ 10.69        $  9.02      $ 12.12      $ 14.74
                                ===========      ===========      ===========      =======      =======      =======
Total investment return(b)          10.60%            6.74%           18.51%(c)     (25.58%)     (17.77%)      (2.70%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)       0.67% (d)       (0.05%)          (0.06%)+       (0.24%)      (0.42%)      (0.26%)
  Net expenses                       1.38%            1.65%            1.65% +        1.65%        1.58%        1.49%
  Expenses (before
    reimbursement)                   1.72%            1.77%            1.86% +        1.75%        1.58%        1.49%
Portfolio turnover rate               105%             136%              71%           130%          95%          70%
Net assets at end of period
  (in 000's)                      $35,886          $34,957          $38,313        $28,639      $31,389      $38,040

                                                                     CLASS C
                                ---------------------------------------------------------------------------------
                                                                  JANUARY 1,
                                                                     2003*
                                         YEAR ENDED                 THROUGH
                                        OCTOBER 31,               OCTOBER 31,         YEAR ENDED DECEMBER 31,
                                   2005             2004             2003           2002        2001        2000
Net asset value at beginning
  of period                       $10.87           $10.25           $ 8.71         $11.79      $14.45      $15.19
                                -----------      -----------      -----------      ------      ------      ------
Net investment loss(a)             (0.01)(d)        (0.09)           (0.06)         (0.10)      (0.15)      (0.15)
Net realized and unrealized
  gain (loss) on investments        1.08             0.71             1.60          (2.98)      (2.51)      (0.38)
                                -----------      -----------      -----------      ------      ------      ------
Total from investment
  operations                        1.07             0.62             1.54          (3.08)      (2.66)      (0.53)
                                -----------      -----------      -----------      ------      ------      ------
Less distributions:
  From net realized gain on
    investments                       --               --               --             --          --       (0.17)
  In excess of net realized
    gains                             --               --               --             --          --       (0.04)
                                -----------      -----------      -----------      ------      ------      ------
Total distributions                   --               --               --             --          --       (0.21)
                                -----------      -----------      -----------      ------      ------      ------
Net asset value at end of
  period                          $11.94           $10.87           $10.25         $ 8.71      $11.79      $14.45
                                ===========      ===========      ===========      ======      ======      ======
Total investment return(b)          9.84%            6.05%           17.68%(c)     (26.12%)    (18.41%)     (3.46%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss            (0.08%)(d)       (0.80%)          (0.81%)+       (0.99%)     (1.17%)     (1.01%)
    Net expenses                    2.13%            2.40%            2.40% +        2.40%       2.33%       2.24%
    Expenses (before
      reimbursement)                2.47%            2.52%            2.61% +        2.50%       2.33%       2.24%
Portfolio turnover rate              105%             136%              71%           130%         95%         70%
Net assets at end of period
  (in 000's)                      $3,045           $2,926           $2,429         $1,724      $1,683      $2,293

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Net investment income and the ratio of net investment income includes $0.03 per share and
     0.24%, for Class A, Class B and Class C, respectively as a result of a special one time dividend from Microsoft Corp.

 20   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS B
    ------------------------------------------------------------------------------------
                                      JANUARY 1,
                                         2003*
                                        THROUGH
       YEAR ENDED OCTOBER 31,         OCTOBER 31,           YEAR ENDED DECEMBER 31,
       2005             2004             2003           2002         2001         2000
      $ 10.87          $ 10.26          $  8.71        $ 11.79      $ 14.45      $ 15.19
    -----------      -----------      -----------      -------      -------      -------
        (0.01)(d)        (0.09)           (0.06)         (0.10)       (0.15)       (0.15)
         1.08             0.70             1.61          (2.98)       (2.51)       (0.38)
    -----------      -----------      -----------      -------      -------      -------
         1.07             0.61             1.55          (3.08)       (2.66)       (0.53)
    -----------      -----------      -----------      -------      -------      -------
           --               --               --             --           --        (0.17)
           --               --               --             --           --        (0.04)
    -----------      -----------      -----------      -------      -------      -------
           --               --               --             --           --        (0.21)
    -----------      -----------      -----------      -------      -------      -------
      $ 11.94          $ 10.87          $ 10.26        $  8.71      $ 11.79      $ 14.45
    ===========      ===========      ===========      =======      =======      =======
         9.84%            5.95%           17.80%(c)     (26.12%)     (18.41%)      (3.46%)
        (0.08%)(d)       (0.80%)          (0.81%)+       (0.99%)      (1.17%)      (1.01%)
         2.13%            2.40%            2.40% +        2.40%        2.33%        2.24%
         2.47%            2.52%            2.61% +        2.50%        2.33%        2.24%
          105%             136%              71%           130%          95%          70%
      $50,815          $53,640          $53,946        $48,434      $73,048      $91,246

      CLASS I
    ------------
    DECEMBER 28,
       2004**
      THROUGH
    OCTOBER 31,
        2005
      $ 12.25
    ------------
         0.10
         0.33
    ------------
         0.43
    ------------
           --
           --
    ------------
           --
    ------------
      $ 12.68
    ============
         3.51%(c)
         0.94% +
         0.76% +
         1.10% +
          105%
      $69,177

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares commenced on December 28, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See note 7)

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

 22   MainStay Common Stock Fund

The following table discloses the current period reclassification between undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2005, are not affected.

                        ACCUMULATED
     UNDISTRIBUTED     NET REALIZED
    NET INVESTMENT          LOSS ON        ADDITIONAL
            INCOME      INVESTMENTS   PAID-IN-CAPITAL
    $         (380)  $        4,770   $        (4,390)

The reclassifications for the Fund are primarily due to the fact that net operating losses cannot be carried forward for federal income tax purposes and real estate investment trusts investments.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.30% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $124,534 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, the Manager had agreed to reimburse the expenses of the Fund so that total operating expenses would not exceed, on an annualized basis, 1.38% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. Prior to December 1, 2004, the Manager voluntarily agreed to reimburse the expenses of the Fund so that operating expenses would not exceed on an annualized basis 1.65%, 2.40%, and 2.40% of average daily net assets of the Class A, Class B, and Class C shares, respectively. For the year ended October 31, 2005, the Manager earned fees from the

                                                    www.MAINSTAYfunds.com     23

Fund in the amount of $904,732, and waived its fees and/or reimbursed expenses in the amount of $435,191.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $13,578 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,495, $77,935 and $579, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $537,805.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2005, New York Life and its affiliates held shares of Class A with a net value of $12,313,969. This represents 34.3% of Class A shares net assets and 7.7% of the Funds total net assets at period end.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,537 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $39,591 for the year ended October 31, 2005.

NOTE 4 -- CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED                        TOTAL
    ORDINARY    CAPITAL AND     UNREALIZED   ACCUMULATED
      INCOME   OTHER LOSSES   APPRECIATION          LOSS
    $539,396   $(13,718,729)  $  6,543,345   $(6,635,988)

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $13,718,729 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss

 24   MainStay Common Stock Fund
carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2010                 $11,364
               2011                   2,355
       -------------------------------------------
                                    $13,719
       -------------------------------------------

The Fund utilized $5,887,435 of capital loss carryforward during the year ended October 31, 2005.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $189,622 and $135,603, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $9,893,499. The Fund received $10,241,986 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                      YEAR ENDED
                                   OCTOBER 31, 2005
                        CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold               455        473       65      5,823
--------------------------------------------------------------
Shares redeemed          (675)    (1,149)     (79)      (368)
--------------------------------------------------------------
Net increase
  (decrease)             (220)      (676)     (14)     5,455
--------------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                                CLASS A   CLASS B   CLASS C

Shares sold                       458       586        67
-----------------------------------------------------------
Shares redeemed                  (981)     (913)      (35)
-----------------------------------------------------------
Net increase (decrease)          (523)     (327)       32
-----------------------------------------------------------

*  Commenced operations on December 28, 2004.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Common Stock Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 26   MainStay Common Stock Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     27

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay Common Stock Fund

                          POSITION(S) HELD WITH                                                 NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH            PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE                 DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ----------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--           Director, New York Life Investment                 58           None
        HARRINGTON        Administration since 2005  Management LLC (including predecessor
        2/8/59                                       advisory organizations); Vice President--
                                                     Administration, MainStay VP Series Fund,
                                                     Inc., Eclipse Funds, and Eclipse Funds
                                                     Inc. (since June 2005).
        ----------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--           Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004      Officer, New York Life Investment
        12/16/65                                     Management LLC (June 2003 to present);
                                                     Chief Compliance Officer, New York Life
                                                     Investment Management Holdings LLC (June
                                                     2003 to present); Managing Director,
                                                     Compliance, NYLIFE Distributors LLC; Vice
                                                     President--Compliance, Eclipse Funds,
                                                     Eclipse Funds Inc., and MainStay VP
                                                     Series Fund, Inc.; Deputy Chief
                                                     Compliance Officer, New York Life
                                                     Investment Management LLC (September 2002
                                                     to June 2003); Vice President and
                                                     Compliance Officer, Goldman Sachs Asset
                                                     Management (November 1999 to August
                                                     2002).
        ----------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004       Managing Director and Associate General            58           None
        MORRISON                                     Counsel, New York Life Investment
        3/26/56                                      Management LLC (since June 2004);
                                                     Managing Director and Secretary, NYLIFE
                                                     Distributors LLC; Secretary, Eclipse
                                                     Funds, Eclipse Funds Inc., and MainStay
                                                     VP Series Fund, Inc.; Chief Legal
                                                     Officer--Mutual Funds and Vice President
                                                     and Corporate Counsel, The Prudential
                                                     Insurance Company of America (2000 to
                                                     June 2004).
        ----------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax since  Vice President, New York Life Insurance            58           None
        ZUCCARO           1991                       Company; Vice President, New York Life
        12/12/49                                     Insurance and Annuity Corporation, New
                                                     York Life Trust Company, FSB, NYLIFE
                                                     Insurance Company of Arizona, NYLIFE LLC,
                                                     and NYLIFE Securities Inc.; Vice
                                                     President, Tax, NYLIFE Distributors LLC;
                                                     Tax Vice President, New York Life
                                                     International, LLC, New York Life Trust
                                                     Company, and NYLIM Service Company LLC;
                                                     Vice President--Tax, Eclipse Funds,
                                                     Eclipse Funds Inc., and MainStay VP
                                                     Series Fund, Inc.
        ----------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement, the Board of Trustees requested and received from the Manager, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of the Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreement, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager. The Trustees reviewed the services that the Manager has provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the day-to-day management of the portfolio and the selection and supervision of portfolio managers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Trustees considered, among other things, the Manager's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager and certain other service providers. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager were such that, in the context of the Board's overall review of various factors, the Management Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's recent performance that was slightly better than mid-range of funds determined to be comparable to the Fund and the Fund's underperformance over a longer time period relative to the average of a grouping of funds having similar investment objectives.

The Trustees considered the cost to the Manager of the Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached

 30   MainStay Common Stock Fund
the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationship between the Manager and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between them. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of this Agreement was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     31

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 32   MainStay Common Stock Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     33

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07972         (RECYCLE LOGO)       MS475-05                  MSCS11-12/05

(MAINSTAY INVESTMENT LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Small Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ Christopher O. Blunt

Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       8
----------------------------------------------------

Portfolio of Investments                          10
----------------------------------------------------

Financial Statements                              13
----------------------------------------------------

Notes to Financial Statements                     18
----------------------------------------------------
Report of Independent Registered Public
Accounting Firm                                   22

Trustees and Officers                             23
----------------------------------------------------

Board Consideration and Approval of Management
and Subadvisory Agreements                        26
----------------------------------------------------

Proxy Voting Policies and Procedures              28
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        28
----------------------------------------------------

MainStay Funds                                    29

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       3.58%  -7.01%    5.00%
Excluding sales charges  9.61   -5.95     5.80

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                     9450                       10000                       10000
                                                           8703                        8252                        8329
                                                          15252                       10669                        9567
                                                          19514                       12393                       11232
                                                          11698                        8489                        9806
                                                           9699                        6658                        8671
                                                          12938                        9758                       12432
                                                          13102                       10298                       13890
10/31/05                                                  14361                       11421                       15568


CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        3.79%  -7.03%    4.99%
Excluding sales charges   8.79   -6.66     4.99

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                           9180                        8252                        8329
                                                          15960                       10669                        9567
                                                          20260                       12393                       11232
                                                          12048                        8489                        9806
                                                           9921                        6658                        8671
                                                          13126                        9758                       12432
                                                          13198                       10298                       13890
10/31/05                                                  14358                       11421                       15568


CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        7.79%  -6.66%    4.99%
Excluding sales charges   8.79   -6.66     4.99

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                           9180                        8252                        8329
                                                          15960                       10669                        9567
                                                          20260                       12393                       11232
                                                          12048                        8489                        9806
                                                           9921                        6658                        8671
                                                          13126                        9758                       12432
                                                          13198                       10298                       13890
10/31/05                                                  14358                       11421                       15568


Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Small Cap Growth Fund

                                                          ONE      FIVE      SINCE
BENCHMARK PERFORMANCE                                     YEAR    YEARS    INCEPTION
------------------------------------------------------------------------------------
Russell 2000(R) Growth Index(1)                          10.91%   -1.62%     1.81%
Russell 2000(R) Index(2)                                 12.08     6.75      6.15
Average Lipper small-cap growth fund(3)                  11.79    -1.73      5.43

1. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Results assume the reinvestment of all in-come and capital gains. The Russell 2000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell 2000(R) Index is an unmanaged index that mea-sures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                              VALUE
                                                             ENDING ACCOUNT                 (BASED ON
                                                              VALUE (BASED                 HYPOTHETICAL
                                                 BEGINNING     ON ACTUAL      EXPENSES      5% RETURN      EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID        AND ACTUAL       PAID
                                                   VALUE       EXPENSES)       DURING       EXPENSES)       DURING
SHARE CLASS                                       5/1/05        10/31/05      PERIOD(1)      10/31/05      PERIOD(1)

CLASS A SHARES                                   $1,000.00     $1,094.05       $ 8.71       $1,016.75       $ 8.39
--------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                   $1,000.00     $1,090.30       $12.64       $1,013.00       $12.18
--------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                   $1,000.00     $1,090.30       $12.64       $1,013.00       $12.18
--------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.65% for Class A and 2.40% for Class B and Class C multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 6   MainStay Small Cap Growth Fund

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

                                                                  SHORT-TERM INVESTMENTS
                                                               (COLLATERAL FROM SECURITIES      LIABILITIES IN EXCESS OF CASH AND
COMMON STOCKS                                                       LENDING IS 17.9%)                     OTHER ASSETS
-------------                                                  ---------------------------      ---------------------------------
99.9%                                                                      18.5%                               -18.4%

See Portfolio of Investments on page 10 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Sierra Health Services, Inc.
 2.  Cal Dive International, Inc.
 3.  Coldwater Creek, Inc.
 4.  Terex Corp.
 5.  Affiliated Managers Group, Inc.
 6.  MSC Industrial Direct Co. Class A
 7.  Jarden Corp.
 8.  Guitar Center, Inc.
 9.  WCI Communities, Inc.
10.  Meritage Homes Corp.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to those of companies in the Russell 2000(R) Index.(1) We select investments according to the economic environment, the attractiveness of particular markets, and the financial condition and competitiveness of individual companies. In implementing this strategy, we look for securities of companies with above-average revenue and earnings-per-share growth, participation in growing markets, potential for positive earnings surprises, and strong management. Ideally, the companies will have high levels of ownership by insiders. We may also invest in companies that we believe are attractive because of special factors, such as new management, new products, changes in consumer demand, or changes in the economy. We may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group, or if we no longer believe that the security will help the Fund meet its investment objective.

WHAT MAJOR FACTORS INFLUENCED STOCK-MARKET PERFORMANCE DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Among the most significant factors that influenced the equity markets during the reporting period were Federal Reserve interest-rate hikes, high energy prices, rising inflation, and the apparent slowdown in the rate of corporate earnings growth and economic advancement. An influx of hurricanes in the late summer and early fall took a toll not only on the Gulf states but also on the overall market.

WHAT SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's performance was helped most by favor-able stock selection in the consumer discretionary sector. The Fund's holdings in this sector outperformed related stocks in the Russell 2000(R) Growth Index.(2) An overweighted position in the energy sector and an underweighted position in the information technology sector also helped the Fund's results. The Fund's stock selection in the information technology and health care sectors, however, detracted from performance.

For the 12 months ended October 31, 2005, we maintained the Fund's overweighted position in the consumer discretionary sector. Our decision to do so had a positive effect on the Fund's performance. Our decision to increase the Fund's weighting among energy stocks also strengthened the Fund's returns.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES?

Cal Dive International was the strongest positive contributor to the Fund's performance. With operations in the Gulf of Mexico, this energy services company benefited from higher energy prices and continued strong demand. Coldwater Creek, originally a catalog and mail order house, advanced on rapid expansion of the company's retail store chain. Shares of Arch Coal, a company that mines, processes, and markets low-sulfur coal, rose steadily throughout the reporting period because of higher energy prices and growing global demand. Ryland Group is a homebuilder that benefited from continued strong demand and industry consolidation. Shares of Sierra Health Services, a Las Vegas-based managed health care organization, rose with commercial enrollment-driven earnings growth because of the company's dominant market presence in Nevada.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Several of the Fund's holdings failed to meet our expectations. Sigmatel is a semiconductor company that supplies memory chips for Apple iPod Shuffles. The company's stock dropped sharply in October 2005 because of faster-than-expected product transition. PETCO Animal Supplies--a retailer of pet food, supplies, and services--was hurt by reduced store traffic and by a shift in marketing strategy that failed to generate anticipated sales. Trex manufactures and distributes wood/plastic composite products primarily for residential and commercial decking and railing. Trex had a rough 12-month period because of lower-than-expected volume, which stemmed from excess inventory among dealers and from significant increases in the price of raw materials. Bradley Pharmaceuticals, a specialty phar-


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market devel- opments than mid- or large-capitalization companies. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains which are taxable.
1. See footnote on page 5 for information on the Russell 2000(R) Index.
2. See footnote on page 5 for information on the Russell 2000(R) Growth Index.

 8   MainStay Small Cap Growth Fund
maceutical company, suffered a sharp stock-price decline when the company announced that its accounting practices would be investigated by the Securities and Exchange Commission. Innovative Solutions & Support--a company that designs, manufactures, and sells flight-information computers, flat-panel displays, and monitoring systems--reported disappointing first-quarter 2005 results. We sold the Fund's positions in Sigmatel, Trex, and Bradley Pharmaceuticals during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Since energy prices remained high, we added Grant Prideco to the Fund. The company produces oil-field drill pipe and other products and services used in drilling for oil and gas. We also established a Fund position in James River Coal, which engages in mining, processing, and selling coal in eastern Kentucky. We initiated a Fund position in Electronic Boutiques Holdings, which recently merged with GameStop to form a leading global retailer of video-game and entertainment software. We believe that the merger may help the company enter new international markets and compete more effectively in the highly competitive U.S. video-game industry. In the consumer discretionary sector, we added Children's Place, a retailer of children's apparel and accessories that recently acquired the Disney Store chain. Earnings at The Children's Place Retail Stores are expected to benefit from acquisition-related synergies and cost reductions. We also established a Fund position in Jos. A. Bank Clothiers, which designs, retails, and markets men's tailored and casual clothing and men's accessories in the United States.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

In addition to the sales we've already mentioned, the Fund eliminated its holdings in Bluegreen and Corinthian Colleges during the reporting period. Bluegreen offers timeshare vacation properties and builds residential communities. The company experienced a sharp stock-price correction when it reported disappointing earnings because of higher-than-expected costs and lower-than-expected sales. We sold the Fund's position in Corinthian Colleges because of disappointing earnings results and concerns about government investigations into the industry's marketing practices.

DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

From October 31, 2004, to October 31, 2005, we substantially increased the Fund's weighting in the energy sector. We also increased the Fund's weighting among industrial stocks. During the reporting period, the Fund decreased its weightings in the consumer discretionary, health care, and information technology sectors.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2005, the Fund was overweighted relative to the Russell 2000(R) Growth Index in the consumer discretionary, energy, and industrial sectors. On the same date, the Fund held under-weighted positions in the consumer staples, health care, materials, and information technology sectors. At the end of the period, the Fund had no holdings in the telecommunication services or utilities sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (99.9%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.1%)
Ceradyne, Inc. (a)(b)                                   71,950   $  2,820,440
DRS Technologies, Inc.                                  58,700      2,891,562
Innovative Solutions &
  Support, Inc. (a)(b)                                 112,800      1,611,912
                                                                 ------------
                                                                    7,323,914
                                                                 ------------
BIOTECHNOLOGY (1.3%)
CV Therapeutics, Inc. (a)(b)                            56,300      1,410,878
Nektar Therapeutics (a)(b)                             106,700      1,606,902
                                                                 ------------
                                                                    3,017,780
                                                                 ------------
BUILDING PRODUCTS (1.2%)
Builders FirstSource, Inc. (a)                          75,800      1,481,890
Simpson Manufacturing Co., Inc.                         36,300      1,432,398
                                                                 ------------
                                                                    2,914,288
                                                                 ------------
CAPITAL MARKETS (3.3%)
V  Affiliated Managers Group, Inc. (a)(b)               57,821      4,437,762
Jefferies Group, Inc.                                   78,700      3,341,602
                                                                 ------------
                                                                    7,779,364
                                                                 ------------
COMMERCIAL BANKS (4.6%)
Hanmi Financial Corp.                                  129,800      2,376,638
UCBH Holdings, Inc.                                    156,400      2,721,360
Westcorp                                                42,500      2,677,925
Wintrust Financial Corp.                                56,000      3,006,080
                                                                 ------------
                                                                   10,782,003
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
CRA International, Inc. (a)                             56,000      2,478,560
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.7%)
Avocent Corp. (a)                                       65,200      1,999,032
Ixia (a)                                               167,500      2,113,850
                                                                 ------------
                                                                    4,112,882
                                                                 ------------
CONSTRUCTION MATERIALS (0.5%)
Eagle Materials, Inc.                                   11,200      1,192,688
                                                                 ------------

ELECTRICAL EQUIPMENT (1.3%)
Genlyte Group, Inc. (a)                                 61,000      3,109,170
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.7%)
FARO Technologies, Inc. (a)(b)                          82,800      1,718,928
FLIR Systems, Inc. (a)                                  79,400      1,664,224
Global Imaging Systems, Inc. (a)(b)                     70,700      2,517,627
Trimble Navigation Ltd. (a)                             94,000      2,713,780
                                                                 ------------
                                                                    8,614,559
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (8.8%)
Atwood Oceanics, Inc. (a)                               44,600   $  3,140,732
Bronco Drilling Co., Inc. (a)                           86,000      2,084,640
V  Cal Dive International, Inc. (a)(b)                  82,700      5,089,358
Dresser-Rand Group, Inc. (a)                            53,300      1,156,610
Grant Prideco, Inc. (a)                                 91,100      3,542,879
Grey Wolf, Inc. (a)(b)                                 255,300      1,960,704
TETRA Technologies, Inc. (a)                           131,650      3,682,250
                                                                 ------------
                                                                   20,657,173
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (7.3%)
ArthroCare Corp. (a)                                    67,900      2,493,967
Cooper Cos., Inc. (The)                                 44,500      3,063,380
Dade Behring Holdings, Inc.                             97,000      3,492,970
Gen-Probe, Inc. (a)                                     33,100      1,351,804
Immucor, Inc. (a)                                       86,000      2,229,120
Integra LifeSciences Holdings Corp. (a)                 58,100      2,004,450
SurModics, Inc. (a)(b)                                  62,400      2,466,048
                                                                 ------------
                                                                   17,101,739
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (7.1%)
American Healthways, Inc. (a)                           80,000      3,244,800
Matria Healthcare, Inc. (a)                             51,600      1,730,148
PRA International (a)                                   49,100      1,304,096
SFBC International, Inc. (a)(b)                         36,800      1,569,152
V  Sierra Health Services, Inc. (a)                     70,400      5,280,000
Symbion, Inc. (a)                                       47,200      1,068,136
Ventiv Health, Inc. (a)                                 60,000      1,514,400
WellCare Health Plans, Inc. (a)                         33,500      1,055,250
                                                                 ------------
                                                                   16,765,982
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Penn National Gaming, Inc. (a)                         108,900      3,217,995
                                                                 ------------

HOUSEHOLD DURABLES (11.2%)
Beazer Homes USA, Inc. (b)                              62,300      3,610,285
Hovnanian Enterprises, Inc. Class A (a)                 68,000      3,059,320
V  Jarden Corp. (a)(b)                                 122,450      4,137,586
M.D.C. Holdings, Inc.                                   35,694      2,448,608
M/I Homes, Inc.                                         36,400      1,634,360
V  Meritage Homes Corp. (a)                             62,700      3,904,329
Ryland Group, Inc.                                      52,800      3,553,440
V  WCI Communities, Inc. (a)                           157,600      3,943,152
                                                                 ------------
                                                                   26,291,080
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (1.9%)
V  Coldwater Creek, Inc. (a)                           168,375   $  4,544,441
                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.2%)
Digitas, Inc. (a)                                      263,600      2,846,880
                                                                 ------------

MACHINERY (6.7%)
A.S.V., Inc. (a)(b)                                    110,400      2,576,736
Actuant Corp. Class A                                   57,300      2,790,510
CLARCOR, Inc.                                           81,700      2,246,750
V  Terex Corp. (a)                                      80,800      4,441,576
Wabtec Corp.                                           134,400      3,655,680
                                                                 ------------
                                                                   15,711,252
                                                                 ------------
MARINE (1.8%)
Genco Shipping & Trading Ltd. (a)                       58,200        956,226
Kirby Corp. (a)                                         64,700      3,343,049
                                                                 ------------
                                                                    4,299,275
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (10.5%)
Alliance Resource Partners, LP (b)                      73,800      3,117,312
Arch Coal, Inc. (b)                                     44,900      3,460,443
Bois d'Arc Energy, Inc. (a)(b)                          77,300      1,117,758
Foundation Coal Holdings, Inc.                          36,000      1,350,000
Giant Industries, Inc. (a)                              13,500        772,065
Holly Corp.                                             30,500      1,756,800
InterOil Corp. (a)(b)                                   73,300      1,409,559
James River Coal Co. (a)(b)                             79,000      3,378,040
Massey Energy Co.                                       68,500      2,744,795
OMI Corp. (b)                                          132,000      2,386,560
Remington Oil & Gas Corp. (a)                           93,100      3,258,500
                                                                 ------------
                                                                   24,751,832
                                                                 ------------
PERSONAL PRODUCTS (1.3%)
Chattem, Inc. (a)(b)                                    93,900      3,098,700
                                                                 ------------

REAL ESTATE (0.7%)
American Home Mortgage Investment Corp.                 64,200      1,735,326
                                                                 ------------

ROAD & RAIL (2.0%)
Knight Transportation, Inc.                             73,900      2,010,819
Old Dominion Freight Line, Inc. (a)                     78,200      2,767,498
                                                                 ------------
                                                                    4,778,317
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.9%)
Diodes, Inc. (a)                                        60,100      2,179,226
Tessera Technologies, Inc. (a)(b)                       85,500      2,385,450
                                                                 ------------
                                                                    4,564,676
                                                                 ------------
SOFTWARE (3.0%)
Epicor Software Corp. (a)                              157,500      1,934,100


                                                        SHARES          VALUE
SOFTWARE (CONTINUED)
FactSet Research Systems, Inc.                          70,700   $  2,479,449
MICROS Systems, Inc. (a)                                59,600      2,736,832
                                                                 ------------
                                                                    7,150,381
                                                                 ------------
SPECIALTY RETAIL (7.4%)
A.C. Moore Arts & Crafts, Inc. (a)(b)                   74,500      1,025,120
Children's Place Retail Stores, Inc. (The) (a)          80,200      3,442,986
GameStop Corp. Class A (a)(b)                           30,808      1,093,068
V  Guitar Center, Inc. (a)                              77,600      4,043,736
Hibbett Sporting Goods, Inc. (a)                       113,925      2,988,253
Jos. A. Bank Clothiers, Inc. (a)(b)                     92,800      3,787,168
PETCO Animal Supplies, Inc. (a)                         55,800      1,060,758
                                                                 ------------
                                                                   17,441,089
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.9%)
Commercial Capital Bancorp, Inc.                       131,366      2,109,738
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (3.0%)
Hughes Supply, Inc.                                     86,300      2,886,735
V  MSC Industrial Direct Co. Class A                   109,700      4,188,346
                                                                 ------------
                                                                    7,075,081
                                                                 ------------
Total Common Stocks
  (Cost $185,244,541)                                             235,466,165
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (18.5%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.7%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (c)(d)                        $1,559,708      1,559,708
                                                                 ------------
Total Certificate of Deposit
  (Cost $1,559,708)                                                 1,559,708
                                                                 ------------
COMMERCIAL PAPER (1.6%)
Compass Securitization
  3.993%, due 11/22/05 (c)                           1,114,077      1,114,077
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (c)                              668,446        668,446
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (c)                             661,410        661,410
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                 1,330,000      1,330,000
                                                                 ------------
Total Commercial Paper
  (Cost $3,773,933)                                                 3,773,933
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11


                                                        SHARES          VALUE
INVESTMENT COMPANY (4.3%)
BGI Institutional Money Market Fund (c)             10,160,742   $ 10,160,742
                                                                 ------------
Total Investment Company
  (Cost $10,160,742)                                               10,160,742
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
TIME DEPOSITS (11.9%)
Bank of the West (The)
  4.02%, due 12/8/05 (c)                            $4,233,492      4,233,492
Barclays
  3.92%, due 12/5/05 (c)                             1,782,523      1,782,523
  3.94%, due 11/28/05 (c)                            2,005,338      2,005,338
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (c)                             1,559,708      1,559,708
Deutsche Bank
  3.95%, due 12/2/05 (c)                             1,782,523      1,782,523
First Tennessee National Corp.
  3.88%, due 11/14/05 (c)                            1,782,523      1,782,523
Fortis Bank
  4.00%, due 12/12/05 (c)                            2,005,338      2,005,338
Halifax Bank of Scotland
  3.75%, due 11/1/05 (c)                             1,782,523      1,782,523
Keybank
  4.00%, due 11/1/05 (c)                             1,993,216      1,993,216
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (c)                            1,782,523      1,782,523
Societe Generale
  3.77%, due 11/1/05 (c)                             3,787,861      3,787,861
UBS AG
  4.01%, due 12/13/05 (c)                            1,782,523      1,782,523
Wells Fargo & Co.
  4.00%, due 11/25/05 (c)                            1,782,523      1,782,523
                                                                 ------------
Total Time Deposits
  (Cost $28,062,614)                                               28,062,614
                                                                 ------------
Total Short-Term Investments
  (Cost $43,556,997)                                               43,556,997
                                                                 ------------
Total Investments
  (Cost $228,801,538) (e)                                118.4%   279,023,162(f)

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Liabilities in Excess of
  Cash and Other Assets                             $    (18.4)  $(43,426,020)
                                                    ----------   ------------
Net Assets                                               100.0%  $235,597,142
                                                    ==========   ============

+    Percentages indicated are based on Fund net assets.
V    Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(e)  The cost for federal income tax purposes is $228,893,510.
(f)  At October 31, 2005 net unrealized appreciation was $50,129,652, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $56,607,540 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,477,888.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $228,801,538) including
  $40,687,036 market value of securities
  loaned                                       $ 279,023,162
Cash                                                  15,989
Receivables:
  Fund shares sold                                   389,553
  Dividends and interest                              23,682
Other assets                                          21,890
                                               -------------
    Total assets                                 279,474,276
                                               -------------

LIABILITIES:
Securities lending collateral                     42,226,997
Payables:
  Fund shares redeemed                               530,505
  Investment securities purchased                    439,300
  Transfer agent                                     330,867
  NYLIFE Distributors                                152,046
  Manager                                             37,591
  Custodian                                            2,829
Accrued expenses                                     156,999
                                               -------------
    Total liabilities                             43,877,134
                                               -------------
Net assets                                     $ 235,597,142
                                               =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                      $      46,168
  Class B                                            112,940
  Class C                                              5,128
Additional paid-in capital                       336,812,109
Accumulated net realized loss on investments    (151,600,827)
Net unrealized appreciation on investments        50,221,624
                                               -------------
Net assets                                     $ 235,597,142
                                               =============
CLASS A
Net assets applicable to outstanding shares    $  68,981,310
                                               =============
Shares of beneficial interest outstanding          4,616,804
                                               -------------
Net asset value per share outstanding          $       14.94
Maximum sales charge (5.50% of offering
  price)                                                0.87
                                               -------------
Maximum offering price per share outstanding   $       15.81
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 159,379,903
                                               =============
Shares of beneficial interest outstanding         11,293,995
                                               =============
Net asset value and offering price per share
  outstanding                                  $       14.11
                                               =============
CLASS C
Net assets applicable to outstanding shares    $   7,235,929
                                               =============
Shares of beneficial interest outstanding            512,779
                                               =============
Net asset value and offering price per share
  outstanding                                  $       14.11
                                               =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,344,071
  Income from securities loaned -- net               197,925
  Interest                                            30,178
                                                 ------------
    Total income                                   1,572,174
                                                 ------------
EXPENSES:
  Manager                                          2,545,742
  Transfer agent                                   1,392,375
  Distribution -- Class B                          1,299,067
  Distribution -- Class C                             57,521
  Distribution/Service -- Class A                    184,240
  Service -- Class B                                 433,022
  Service -- Class C                                  19,174
  Shareholder communication                          110,430
  Professional                                        84,519
  Recordkeeping                                       52,124
  Registration                                        43,557
  Custodian                                           27,999
  Trustees                                            20,346
  Miscellaneous                                       14,023
                                                 ------------
    Total expenses before waiver/reimbursement     6,284,139
  Expense waiver/reimbursement from Manager         (731,987)
                                                 ------------
    Net expenses                                   5,552,152
                                                 ------------
Net investment loss                               (3,979,978)
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  28,174,588
Net change in unrealized appreciation on
  investments                                     (1,279,874)
                                                 ------------
Net realized and unrealized gain on investments   26,894,714
                                                 ------------
Net increase in net assets resulting from
  operations                                     $22,914,736
                                                 ============

 14   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                            2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment loss                $ (3,979,978)  $ (5,687,301)
 Net realized gain on investments     28,174,588     23,113,053
 Net change in unrealized
  appreciation on investments         (1,279,874)   (15,879,751)
                                    ---------------------------
 Net increase in net assets
  resulting from operations           22,914,736      1,546,001
                                    ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                            14,733,413     20,245,691
   Class B                            14,988,007     24,389,759
   Class C                               979,051      1,934,333
                                    ---------------------------
                                      30,700,471     46,569,783
 Cost of shares redeemed:
   Class A                           (23,310,406)   (21,999,005)
   Class B                           (43,395,956)   (31,265,949)
   Class C                            (1,801,933)    (2,275,389)
                                    ---------------------------
                                     (68,508,295)   (55,540,343)
   Decrease in net assets derived
    from capital share
    transactions                     (37,807,824)    (8,970,560)
                                    ---------------------------
    Net decrease in net assets       (14,893,088)    (7,424,559)

NET ASSETS:
Beginning of year                    250,490,230    257,914,789
                                    ---------------------------
End of year                         $235,597,142   $250,490,230
                                    ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  CLASS A
                                ----------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002         2001         2000

Net asset value at beginning
  of period                     $ 13.63      $ 13.46        $  9.88        $ 13.90      $ 17.11      $ 21.82
                                -------      -------      -----------      -------      -------      -------
Net investment loss (a)           (0.15)       (0.22)         (0.18)         (0.22)       (0.22)       (0.26)
Net realized and unrealized
  gain (loss) on investments       1.46         0.39           3.76          (3.80)       (2.99)       (4.17)
                                -------      -------      -----------      -------      -------      -------
Total from investment
  operations                       1.31         0.17           3.58          (4.02)       (3.21)       (4.43)
                                -------      -------      -----------      -------      -------      -------
Less distributions:
  From net realized gain on
    investments                      --           --             --             --           --        (0.28)
                                -------      -------      -----------      -------      -------      -------
Net asset value at end of
  period                        $ 14.94      $ 13.63        $ 13.46        $  9.88      $ 13.90      $ 17.11
                                =======      =======      ===========      =======      =======      =======
Total investment return (b)        9.61%        1.26%         36.23%(c)     (28.92%)     (18.76%)     (20.24%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss           (1.03%)      (1.63%)        (1.93%)+       (1.86%)      (1.56%)      (1.20%)
    Net expenses                   1.65%        1.91%          2.12% +        2.07%        1.90%        1.70%
    Expenses (before
      waiver/reimbursement)        1.94%        1.95%          2.12% +        2.07%        1.90%        1.70%
Portfolio turnover rate              57%          75%            69%           132%         111%         122%
Net assets at end of period
  (in 000's)                    $68,981      $70,616        $71,451        $44,037      $61,197      $99,415

                                                                CLASS C
                                -----------------------------------------------------------------------
                                                        JANUARY 1,
                                                           2003*
                                    YEAR ENDED            THROUGH
                                   OCTOBER 31,          OCTOBER 31,         YEAR ENDED DECEMBER 31,
                                 2005        2004          2003           2002        2001        2000

Net asset value at beginning
  of period                     $12.97      $12.90        $ 9.54         $13.51      $16.75      $21.55
                                ------      ------      -----------      ------      ------      ------
Net investment loss (a)          (0.25)      (0.31)        (0.24)         (0.30)      (0.32)      (0.42)
Net realized and unrealized
  gain (loss) on investments      1.39        0.38          3.60          (3.67)      (2.92)      (4.10)
                                ------      ------      -----------      ------      ------      ------
Total from investment
  operations                      1.14        0.07          3.36          (3.97)      (3.24)      (4.52)
                                ------      ------      -----------      ------      ------      ------
Less distributions:
  From net realized gain on
    investments                     --          --            --             --          --       (0.28)
                                ------      ------      -----------      ------      ------      ------
Net asset value at end of
  period                        $14.11      $12.97        $12.90         $ 9.54      $13.51      $16.75
                                ======      ======      ===========      ======      ======      ======
Total investment return (b)       8.79%       0.54%        35.22%(c)     (29.39%)    (19.34%)    (20.91%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss          (1.78%)     (2.38%)       (2.68%)+       (2.61%)     (2.31%)     (1.95%)
    Net expenses                  2.40%       2.66%         2.87% +        2.82%       2.65%       2.45%
    Expenses (before
      waiver/reimbursement)       2.69%       2.70%         2.87% +        2.82%       2.65%       2.45%
Portfolio turnover rate             57%         75%           69%           132%        111%        122%
Net assets at end of period
  (in 000's)                    $7,236      $7,396        $7,734         $5,248      $6,628      $9,843

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.

 16   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS B
    -----------------------------------------------------------------------------------
                                  JANUARY 1,
                                     2003*
                                    THROUGH
     YEAR ENDED OCTOBER 31,       OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2005           2004            2003            2002          2001          2000

    $  12.97       $  12.90        $   9.54        $  13.51      $  16.75      $  21.55
    ---------      ---------      -----------      --------      --------      --------
       (0.25)         (0.31)          (0.24)          (0.30)        (0.32)        (0.42)
        1.39           0.38            3.60           (3.67)        (2.92)        (4.10)
    ---------      ---------      -----------      --------      --------      --------
        1.14           0.07            3.36           (3.97)        (3.24)        (4.52)
    ---------      ---------      -----------      --------      --------      --------
          --             --              --              --            --         (0.28)
    ---------      ---------      -----------      --------      --------      --------
    $  14.11       $  12.97        $  12.90        $   9.54      $  13.51      $  16.75
    =========      =========      ===========      ========      ========      ========
        8.79%          0.54%          35.22%(c)      (29.39%)      (19.34%)      (20.91%)
       (1.78%)        (2.38%)         (2.68%)+        (2.61%)       (2.31%)       (1.95%)
        2.40%          2.66%           2.87% +         2.82%         2.65%         2.45%
        2.69%          2.70%           2.87% +         2.82%         2.65%         2.45%
          57%            75%             69%            132%          111%          122%
    $159,380       $172,478        $178,730        $131,404      $196,859      $260,999

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long term-capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than larger-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 7.)

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss and

 18   MainStay Small Cap Growth Fund
additional paid-in-capital arising from permanent differences; net assets at October 31, 2005, are not affected.

                         ADDITIONAL
NET INVESTMENT LOSS    PAID-IN-CAPITAL
     $3,979,978         $(3,979,978)

The reclassification for the Fund is due to the fact that net operating losses cannot be carried forward for federal income tax purposes.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 1.00% on assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. NYLIM agrees to voluntarily waive its management fee by 0.15% to 0.85%. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.48% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. There were no amounts available for recoupment at October 31, 2005. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses would not exceed on an annualized basis 1.70% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the manager earned fees from the Fund in the amount of $2,545,742 and waived its fees and/or reimbursed expenses in the amount of $731,987.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. To the extent the

                                                    www.MAINSTAYfunds.com     19

Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $42,687 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,693, $245,716 and $855, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $1,392,375.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2005, New York Life held shares of Class A with a net asset value of $5,221,338. This represents 7.5% of the Class A shares net assets and 2.2% of the Fund's total net assets at October 31, 2005.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $6,605 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $52,124 for the year ended October 31, 2005.

NOTE 4 -- CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

ACCUMULATED CAPITAL     UNREALIZED    TOTAL ACCUMULATED
  AND OTHER LOSSES     APPRECIATION         LOSS

   $(151,508,855)      $50,129,652     $(101,379,203)

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $151,508,855 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is

 20   MainStay Small Cap Growth Fund
probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS               AMOUNTS
      AVAILABLE THROUGH            (000'S)
            2009                  $108,332
            2010                    40,252
            2011                     2,925
  ---------------------------------------------
                                  $151,509
  ---------------------------------------------

The Fund utilized $27,664,156 capital loss carryforwards during the year ended October 31, 2005.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $146,208 and $189,158, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $40,687,036. The Fund received $42,226,997 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                         YEAR ENDED
                                      OCTOBER 31, 2005
                                 CLASS A   CLASS B   CLASS C
Shares sold                         990     1,061        70
------------------------------------------------------------
Shares redeemed                  (1,555)   (3,068)     (127)
------------------------------------------------------------
Net decrease                       (565)   (2,007)      (57)
------------------------------------------------------------

                                         YEAR ENDED
                                      OCTOBER 31, 2004
                                 CLASS A   CLASS B   CLASS C

Shares sold                       1,470     1,849       146
------------------------------------------------------------
Shares redeemed                  (1,596)   (2,400)     (175)
------------------------------------------------------------
Net decrease                       (126)     (551)      (29)
------------------------------------------------------------

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay Small Cap Growth Fund was $38,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Growth ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Growth Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 22   MainStay Small Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     23

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 24   MainStay Small Cap Growth Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's underperformance when compared over several time periods with funds concluded by Trustees to be peers of the Fund.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual

 26   MainStay Small Cap Growth Fund
breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund were among the highest of the series of the Trust, and also that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 28   MainStay Small Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     29

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08040         (RECYCLE LOGO)  MS475-05                       MSSG11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Small Cap Value Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       23

Trustees and Officers                                                         24
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Federal Income Tax Information                                                29
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

MainStay Funds                                                                30

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -2.28%  8.61%     8.19%
Excluding sales charges   3.41   9.85      9.02

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                      9450                              10000
                                                                            7758                               8408
                                                                            8193                               8469
                                                                           11214                               9934
                                                                           12264                              10803
                                                                           11622                              10530
                                                                           15154                              14772
                                                                           17346                              17430
10/31/05                                                                   17937                              19703

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       -1.55%  8.76%     8.21%
Excluding sales charges   2.67   9.04      8.21

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8190                               8408
                                                                            8590                               8469
                                                                           11656                               9934
                                                                           12648                              10803
                                                                           11911                              10530
                                                                           15409                              14772
                                                                           17503                              17430
10/31/05                                                                   17970                              19703

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       1.81%  9.04%     8.21%
Excluding sales charges  2.65   9.04      8.21

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8190                               8408
                                                                            8590                               8469
                                                                           11656                               9934
                                                                           12648                              10803
                                                                           11911                              10530
                                                                           15398                              14772
                                                                           17503                              17430
10/31/05                                                                   17967                              19703

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception through 2/15/05, performance of Class I shares (first offered 2/16/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Small Cap Value Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL    ONE    FIVE      SINCE
TOTAL RETURNS     YEAR   YEARS   INCEPTION
------------------------------------------
                  3.87%  10.17%    9.32%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8219                               8408
                                                                            8701                               8469
                                                                           11939                               9934
                                                                           13089                              10803
                                                                           12435                              10530
                                                                           16254                              14772
                                                                           18652                              17430
10/31/05                                                                   19375                              19703

                                        ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                  YEAR    YEARS    INCEPTION
-----------------------------------------------------------------

Russell 2000(R) Value Index(1)         13.04%  14.68%     9.57%
Average Lipper small-cap core fund(2)  13.22    8.40      7.82

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    ENDING ACCOUNT                       ENDING ACCOUNT
                                                     VALUE (BASED                         VALUE (BASED
                                    BEGINNING         ON ACTUAL          EXPENSES       ON HYPOTHETICAL        EXPENSES
                                     ACCOUNT         RETURNS AND           PAID          5% RETURN AND           PAID
                                      VALUE           EXPENSES)           DURING        ACTUAL EXPENSES)        DURING
SHARE CLASS                          5/1/05            10/31/05           PERIOD            10/31/05            PERIOD

CLASS A SHARES(1)                   $1,000.00         $1,036.35           $ 7.55           $1,017.65            $ 7.48
-----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                   $1,000.00         $1,033.20           $11.38           $1,013.90            $11.27
-----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                   $1,000.00         $1,033.20           $11.38           $1,013.90            $11.27
-----------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(1)                   $1,000.00         $1,040.45           $ 5.30           $1,019.85            $ 5.24
-----------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund annualized expense ratio of each class (1.47% for Class A and 2.22% for Class B and Class C and 1.03% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 6   MainStay Small Cap Value Fund

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

                                                                  SHORT-TERM INVESTMENTS
                                                               (COLLATERAL FROM SECURITIES      LIABILITIES IN EXCESS OF CASH AND
COMMON STOCKS                                                        LENDING IS 8.5%)                     OTHER ASSETS
-------------                                                  ---------------------------      ---------------------------------
99.1%                                                                      8.5%                               -7.6%

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Cost Plus, Inc.
 2.  GrafTech International Ltd.
 3.  Zoran Corp.
 4.  Premiere Global Services, Inc.
 5.  Banta Corp.
 6.  Journal Register Co.
 7.  Actel Corp.
 8.  La-Z-Boy, Inc.
 9.  Jo-Ann Stores, Inc.
10.  Global Industries Ltd.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Caroline Evascu of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Value Index(1) and invests primarily in common stocks and securities convertible into common stock. In implementing this strategy, we use an investment selection process that focuses on stocks that meet three criteria: inexpensive valuations, free cash flow, and multiple sources of potential growth or earnings. We look for stocks that are inexpensive relative to the Russell benchmark, their peer group, or historical valuations. We take a long-term approach to investing and rely primarily on our proprietary fundamental research. The portfolio is constructed using a bottom-up stock selection process. Stocks will be sold when they meet our price objective or when we believe there is a negative change in the fundamental performance of the issuer.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

The stock market reacted to concerns about the potential impact of higher energy prices and rising interest rates on consumer spending. According to Russell data, mid-capitalization stocks showed the strongest performance during the 12-month reporting period, followed by small-caps, and then large-cap stocks. From a style perspective, value stocks outperformed growth stocks at all capitalization levels. In the Russell 2000(R) Value Index, the consumer discretionary sector sold off more than 4% during the third calendar quarter of 2005 and continued to be weak as the market reacted to fears of a slowdown in consumer spending, exacerbated by hurricanes Katrina and Rita.

WHAT FACTORS HAD A SIGNIFICANT IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Excluding all sales charges, all share classes of the Fund underperformed the Russell 2000(R) Value Index during the 12-month reporting period. The Fund's overweighted positions in consumer discretionary and information technology, the two worst-performing sectors in the Index, were partly to blame. During the reporting period, we increased the Fund's position in Graftech International to place it among the Fund's largest holdings. Since this stock showed particularly weak performance, however, it detracted from the Fund's results during the reporting period.

WHICH OF THE FUND'S HOLDINGS WERE STRONG PERFORMERS DURING THE REPORTING PERIOD?

Parker Drilling, an oil and gas contract drilling company, provided strong performance during the period, reflecting positive fundamentals in the energy sector. The company also sold several of its assets and used the proceeds to improve its balance sheet, putting the company on a much stronger financial footing. Global Industries, an offshore oil and gas construction company, was also a strong performer during the period, benefiting from trends similar to those that helped Parker Drilling.

Trammel Crow, a real estate management company, was also a strong performer for the 12-month reporting period. The company benefited from a recovery in the nonresidential real estate market, which had been weak despite the strength in residential home building. THQ, a developer of interactive entertainment software, performed well because of improved earnings from the company's proprietary software releases. Priority Healthcare, a specialty pharmaceutical distributor, also contributed positively to performance during the reporting period, advancing on an acquisition bid from a rival company.

WHICH STOCKS UNDERPERFORMED?

As mentioned, Graftech International, a manufacturer of graphite electrodes sold to the steel industry, was a significant detractor during the 12-month reporting period. The company's share price plunged on dis-appointing volume and earnings guidance for 2005. Because we believe the company's long-term fundamentals remain positive, we used the sell-off as an opportunity to add to the Fund's position.

Cost Plus, a specialty retailer of casual home furnishings and entertaining products, declined during the 12-month reporting period, but we initiated the Fund's position in May 2005 to take advantage of weak sales trends and a management transition. We believe that the company may benefit from several potentially positive catalysts, including a new management, easier same-store sales comparisons, and high unit-volume growth.


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market devel- opments than mid- or large-capitalization companies.
1. See footnote on page 5 for more information on the Russell 2000(R) Index.

 8   MainStay Small Cap Value Fund

Hooper Holmes, which provides risk assessment services primarily to the life insurance industry, was down during the reporting period. The company suffered from weakness in the life insurance market and from the board's decision to replace both the CEO and CFO after several years of poor results.

Jo-Ann Stores, a fabric and craft materials retailer, fell during the reporting period, on weaker-than-expected same-store sales and general concerns about consumer spending. We took advantage of the weakness to add to the Fund's position because we believe the stock represents a good long-term investment. Hancock Fabrics, a fabric retailer, also declined during the reporting period, although the Fund sold its position in June 2005.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES DURING THE REPORTING PERIOD?

In addition to Graftech International, Cost Plus, and Jo-Ann Stores, which we previously discussed, the Fund initiated a position in Zoran in March 2005. The company sells semiconductor chips for DVDs, digital phones, high-definition digital televisions, and other growing end markets. We believe Zoran is successfully diversifying its revenue stream away from just DVDs, a move that could fuel significant earnings growth over the next several years.

Carmike Cinemas, which owns and operates theaters in small- and mid-sized markets, was a new holding added to the Fund in July 2005. While the stock was weak from our purchase through the end of the reporting period because of lower-than-expected earnings and a weak box office, we believe that management is focused on cutting costs and increasing cash flows.

In December 2004, we initiated a position in Kadant, a company that manufactures and markets equipment and accessories for paper production. We believe that the company's earnings may improve as a result a recent divestiture, efforts to restructure the company's European manufacturing plant, and improving end-market demand.

WHAT SECURITIES DID YOU SELL DURING THE REPORTING PERIOD?

During the reporting period, we eliminated several stocks, including Wabtec, Post Properties, Pharmaceutical Product Development, and Steiner Leisure. Each of these holdings reached the predetermined price targets we had set for the stock.

Wabtec benefited from internal cost cutting and a recovery in demand and was eliminated in October 2005. Multifamily apartment company Post Properties was sold in June 2005, while recovering demand and a restructured property portfolio helped push the company's stock price higher. Pharmaceutical Product Development, a drug-discovery and services company, was eliminated from the Fund in March 2005. The company had posted several quarters of better-than-expected earnings growth, and the stock's valuation had become very expensive relative to other investment opportunities. In June 2005, we sold the Fund's holdings in Steiner Leisure, a company that manages spas for cruise ships and resorts. Steiner Leisure had successfully increased earnings and market share and had used free cash flow to improve the company's balance sheet and initiate a share buyback program.

DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's sector weightings result primarily from our bottom-up security selection process, which focuses on attractive valuations. Industry and security movements may also affect weightings. During the 12-month period, the Fund's exposure to the health care sector declined. This drop reflected profit-taking in certain stocks, as well as takeovers in Priority Healthcare and Renal Care Group. The Fund's health care holdings made a positive contribution to the Fund's returns during reporting period.

The Fund's weighting in the consumer discretionary sector rose substantially. The increase reflected the sector's underperformance and our subsequent ability to find long-term investment opportunities within the sector. Adding to the consumer discretionary weighting hurt the Fund's relative return during the reporting period. As long-term investors, however, we believe the sector may offer significant opportunities over the long term.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (99.1%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
Herley Industries, Inc. (a)                             84,400   $  1,427,204
                                                                 ------------
AUTO COMPONENTS (1.3%)
American Axle & Manufacturing Holdings, Inc.            84,500      1,842,100
                                                                 ------------
BIOTECHNOLOGY (1.4%)
Angiotech Pharmaceuticals, Inc. (a)                     25,200        337,680
Cambrex Corp.                                           89,801      1,713,403
                                                                 ------------
                                                                    2,051,083
                                                                 ------------
BUILDING PRODUCTS (1.0%)
Apogee Enterprises, Inc.                                85,535      1,401,063
                                                                 ------------

CAPITAL MARKETS (1.3%)
Waddell & Reed Financial, Inc. Class A                  94,900      1,820,182
                                                                 ------------
CHEMICALS (2.5%)
Omnova Solutions, Inc. (a)                             537,400      2,418,300
Spartech Corp.                                          65,000      1,233,050
                                                                 ------------
                                                                    3,651,350
                                                                 ------------
COMMERCIAL BANKS (6.1%)
Chittenden Corp.                                        72,268      2,079,150
Cullen/Frost Bankers, Inc.                              44,700      2,361,054
Irwin Financial Corp.                                   27,600        576,012
Mercantile Bank Corp.                                   45,620      1,740,403
S&T Bancorp, Inc.                                       31,642      1,177,399
Sandy Spring Bancorp, Inc.                              26,100        920,025
                                                                 ------------
                                                                    8,854,043
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.4%)
V  Banta Corp.                                          54,500      2,743,530
Learning Tree International, Inc. (a)                   55,255        749,258
                                                                 ------------
                                                                    3,492,788
                                                                 ------------
COMMUNICATIONS EQUIPMENT (3.5%)
Belden CDT, Inc. (b)                                   107,300      2,138,489
SafeNet, Inc. (a)                                       68,100      2,258,877
Seachange International, Inc. (a)                      108,700        680,462
                                                                 ------------
                                                                    5,077,828
                                                                 ------------
COMPUTERS & PERIPHERALS (1.5%)
Advanced Digital Information Corp. (a)                 231,000      2,111,340
                                                                 ------------

CONSTRUCTION & ENGINEERING (1.3%)
Insituform Technologies, Inc. Class A (a)(b)           102,521      1,841,277
                                                                 ------------


                                                        SHARES          VALUE
CONTAINERS & PACKAGING (0.5%)
Packaging Dynamics Corp.                                66,500   $    676,970
                                                                 ------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Stewart Enterprises, Inc. Class A                      137,500        701,250
                                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
Iowa Telecommunications Services, Inc.                  37,200        613,800
V  Premiere Global Services, Inc. (a)                  325,400      2,759,392
                                                                 ------------
                                                                    3,373,192
                                                                 ------------
ELECTRIC UTILITIES (2.3%)
Cleco Corp.                                             70,300      1,490,360
Sierra Pacific Resources (a)                           137,000      1,774,150
                                                                 ------------
                                                                    3,264,510
                                                                 ------------
ELECTRICAL EQUIPMENT (3.7%)
Global Power Equipment Group, Inc. (a)                 340,300      2,133,681
V  GrafTech International Ltd. (a)                     652,643      3,197,951
                                                                 ------------
                                                                    5,331,632
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Applied Films Corp. (a)                                 61,000      1,184,620
Benchmark Electronics, Inc. (a)                         57,000      1,601,130
                                                                 ------------
                                                                    2,785,750
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (5.4%)
V  Global Industries Ltd. (a)                          197,534      2,510,657
Hanover Compressor Co. (a)                             175,814      2,260,968
Parker Drilling Co. (a)                                124,800      1,103,232
Pride International, Inc. (a)                           69,000      1,936,830
                                                                 ------------
                                                                    7,811,687
                                                                 ------------
FOOD & STAPLES RETAILING (1.4%)
Ingles Markets, Inc. Class A                            32,600        525,512
Performance Food Group Co. (a)(b)                       34,900        962,891
Smart & Final, Inc. (a)                                 40,000        502,000
                                                                 ------------
                                                                    1,990,403
                                                                 ------------
GAS UTILITIES (2.3%)
SEMCO Energy, Inc. (a)                                 167,200      1,003,200
UGI Corp.                                               96,000      2,265,600
                                                                 ------------
                                                                    3,268,800
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Viasys Healthcare, Inc. (a)                             46,800      1,118,052
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.9%)
Hooper Holmes, Inc.                                    436,475   $  1,261,413
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.5%)
Bob Evans Farms, Inc.                                   88,900      1,992,249
La Quinta Corp. Paired-shares (a)(c)                   279,100      2,330,485
Navigant International, Inc. (a)(b)                     67,700        787,012
                                                                 ------------
                                                                    5,109,746
                                                                 ------------
HOUSEHOLD DURABLES (1.8%)
V  La-Z-Boy, Inc. (b)                                  216,648      2,565,112
                                                                 ------------

INSURANCE (3.1%)
Direct General Corp.                                    52,900      1,024,144
Reinsurance Group of America, Inc. (b)                  27,000      1,235,250
Scottish Re Group Ltd. (b)                              88,100      2,162,855
                                                                 ------------
                                                                    4,422,249
                                                                 ------------
IT SERVICES (2.1%)
eFunds Corp. (a)                                        90,363      1,864,189
Keane, Inc. (a)                                        106,572      1,204,264
                                                                 ------------
                                                                    3,068,453
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (2.0%)
Arctic Cat, Inc.                                        99,800      1,869,254
Callaway Golf Co.                                       73,374      1,045,579
                                                                 ------------
                                                                    2,914,833
                                                                 ------------
MACHINERY (2.8%)
Kadant, Inc. (a)                                       132,400      2,224,320
Lydall, Inc. (a)                                       194,700      1,744,512
                                                                 ------------
                                                                    3,968,832
                                                                 ------------
MEDIA (6.9%)
Carmike Cinemas, Inc.                                  106,700      2,355,936
V  Journal Register Co.                                160,400      2,571,212
Navarre Corp. (a)(b)                                   135,000        598,050
Nexstar Broadcasting Group, Inc. Class A (a)(b)        450,100      2,083,963
ProQuest Co. (a)                                        77,824      2,307,482
                                                                 ------------
                                                                    9,916,643
                                                                 ------------
METALS & MINING (0.9%)
Allegheny Technologies, Inc.                            45,300      1,300,563
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (2.0%)
Cimarex Energy Co. (a)(b)                               41,925      1,645,976
Houston Exploration Co. (a)                             23,018      1,186,578
                                                                 ------------
                                                                    2,832,554
                                                                 ------------
PAPER & FOREST PRODUCTS (1.4%)
Wausau Paper Corp.                                     183,067      2,004,584
                                                                 ------------


                                                        SHARES          VALUE
REAL ESTATE (2.6%)
Aames Investment Corp.                                 223,300   $  1,337,567
Trammell Crow Co. (a)                                   94,800      2,424,036
                                                                 ------------
                                                                    3,761,603
                                                                 ------------
ROAD & RAIL (2.2%)
Quality Distribution, Inc. (a)                         312,400      2,380,488
US Xpress Enterprises, Inc. Class A (a)                 67,000        817,400
                                                                 ------------
                                                                    3,197,888
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.4%)
V  Actel Corp. (a)                                     183,921      2,565,698
Catalyst Semiconductor, Inc. (a)                       100,000        483,000
Mattson Technology, Inc. (a)                           220,000      1,735,800
MKS Instruments, Inc. (a)                               75,500      1,424,685
Sigmatel, Inc. (a)                                     118,000      1,605,980
V  Zoran Corp. (a)                                     197,700      2,902,236
                                                                 ------------
                                                                   10,717,399
                                                                 ------------
SOFTWARE (1.9%)
Magma Design Automation, Inc. (a)(b)                   110,000        954,800
Mentor Graphics Corp. (a)                              207,700      1,717,679
                                                                 ------------
                                                                    2,672,479
                                                                 ------------
SPECIALTY RETAIL (7.9%)
Christopher & Banks Corp.                              163,663      2,188,174
V  Cost Plus, Inc. (a)                                 278,500      4,277,760
CSK Auto Corp. (a)                                      67,473      1,020,866
V  Jo-Ann Stores, Inc. (a)                             173,500      2,534,835
Too, Inc. (a)                                           45,413      1,290,183
                                                                 ------------
                                                                   11,311,818
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Kellwood Co.                                            40,900        896,119
Russell Corp.                                           56,628        766,177
                                                                 ------------
                                                                    1,662,296
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (4.1%)
Brookline Bancorp, Inc.                                100,200      1,407,810
First Niagara Financial Group, Inc.                     70,900      1,044,357
Provident Financial Services, Inc.                      76,500      1,346,400
W Holding Co., Inc.                                    279,300      2,153,403
                                                                 ------------
                                                                    5,951,970
                                                                 ------------
Total Common Stocks
  (Cost $137,581,800)                                             142,532,939
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (8.5%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.3%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(e)                          $453,329   $    453,329
                                                                 ------------
Total Certificate of Deposit
  (Cost $453,329)                                                     453,329
                                                                 ------------
COMMERCIAL PAPER (0.5%)
Compass Securitization
  3.993%, due 11/22/05 (d)                             323,807        323,807
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (d)                              194,280        194,280
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (d)                             192,239        192,239
                                                                 ------------
Total Commercial Paper
  (Cost $710,326)                                                     710,326
                                                                 ------------

                                                        SHARES          VALUE
INVESTMENT COMPANY (2.0%)
BGI Institutional Money Market Fund (d)              2,953,221      2,953,221
                                                                 ------------
Total Investment Company
  (Cost $2,953,221)                                                 2,953,221
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (5.7%)
Bank of the West (The)
  4.02%, due 12/8/05 (d)                            $1,230,465   $  1,230,465
Barclays
  3.92%, due 12/5/05 (d)                               518,091        518,091
  3.94%, due 11/28/05 (d)                              582,852        582,852
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (d)                               453,329        453,329
Deutsche Bank
  3.95%, due 12/2/05 (d)                               518,091        518,091
First Tennessee National Corp.
  3.88%, due 11/14/05 (d)                              518,091        518,091
Fortis Bank
  4.00%, due 12/12/05 (d)                              582,852        582,852
Halifax Bank of Scotland
  3.75%, due 11/1/05 (d)                               518,091        518,091

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Keybank
  4.00%, due 11/1/05 (d)                              $579,329   $    579,329
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (d)                              518,091        518,091
Societe Generale
  3.77%, due 11/1/05 (d)                             1,100,942      1,100,942
UBS AG
  4.01%, due 12/13/05 (d)                              518,091        518,091
Wells Fargo & Co.
  4.00%, due 11/25/05 (d)                              518,091        518,091
                                                                 ------------
Total Time Deposits
  (Cost $8,156,406)                                                 8,156,406
                                                                 ------------
Total Short-Term Investments
  (Cost $12,273,282)                                               12,273,282
                                                                 ------------
Total Investments
  (Cost $149,855,082) (f)                                107.6%   154,806,221(g)
Liabilities in Excess of Cash and Other Assets            (7.6)   (10,953,705)
                                                    ----------   ------------
Net Assets                                               100.0%  $143,852,516
                                                    ==========   ============

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Paired-share security represents equal ownership of La Quinta Properties, Inc. Class B and La Quinta Corp.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(f)  The cost for federal income tax purposes is $150,561,899.
(g) At October 31, 2005 net unrealized appreciation was $4,244,322, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $16,764,389 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,520,067.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $149,855,082)
  including $11,659,502 market value of securities
  loaned                                            $       154,806,221
Cash                                                             33,625
Receivables:
  Investment securities sold                                  2,011,933
  Dividends and interest                                        207,985
  Fund shares sold                                              130,728
Other assets                                                     24,626
                                                    -------------------
    Total assets                                            157,215,118
                                                    -------------------
LIABILITIES:
Securities lending collateral                                12,273,282
Payables:
  Fund shares redeemed                                          368,987
  Investment securities purchased                               299,893
  Transfer agent                                                172,902
  NYLIFE Distributors                                            76,479
  Manager                                                        75,343
  Shareholder communication                                      51,187
  Professional                                                   26,078
  Custodian                                                       3,719
Accrued expenses                                                 14,732
                                                    -------------------
    Total liabilities                                        13,362,602
                                                    -------------------
Net assets                                          $       143,852,516
                                                    ===================
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                           $            35,728
  Class B                                                        50,975
  Class C                                                         9,674
  Class I                                                        15,121
Additional paid-in capital                                  129,307,743
Accumulated net realized gain on investments                  9,482,136
Net unrealized appreciation on investments                    4,951,139
                                                    -------------------
Net assets                                          $       143,852,516
                                                    ===================
CLASS A
Net assets applicable to outstanding shares         $        47,848,916
                                                    ===================
Shares of beneficial interest outstanding                     3,572,753
                                                    ===================
Net asset value per share outstanding               $             13.39
Maximum sales charge (5.50% of offering price)                     0.78
                                                    -------------------
Maximum offering price per share outstanding        $             14.17
                                                    ===================
CLASS B
Net assets applicable to outstanding shares         $        63,610,948
                                                    ===================
Shares of beneficial interest outstanding                     5,097,518
                                                    ===================
Net asset value and offering price per share
  outstanding                                       $             12.48
                                                    ===================
CLASS C
Net assets applicable to outstanding shares         $        12,070,386
                                                    ===================
Shares of beneficial interest outstanding                       967,417
                                                    ===================
Net asset value and offering price per share
  outstanding                                       $             12.48
                                                    ===================
CLASS I
Net assets applicable to outstanding shares         $        20,322,266
                                                    ===================
Shares of beneficial interest outstanding                     1,512,051
                                                    ===================
Net asset value and offering price per share
  outstanding                                       $             13.44
                                                    ===================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,601,900
  Interest                                           130,345
  Income from securities loaned--net                  17,304
                                                 ------------
    Total income                                   1,749,549
                                                 ------------
EXPENSES:
  Manager                                          1,287,432
  Transfer agent -- Classes A, B and C               602,386
  Transfer agent -- Class I                           31,306
  Distribution -- Class B                            521,165
  Distribution -- Class C                             89,043
  Distribution/Service -- Class A                    142,788
  Service -- Class B                                 173,722
  Service -- Class C                                  29,681
  Professional                                        71,034
  Shareholder communication                           65,121
  Registration                                        54,433
  Recordkeeping                                       41,813
  Custodian                                           29,860
  Trustees                                            13,510
  Miscellaneous                                       11,215
                                                 -----------
    Total expenses before reimbursement            3,164,509
  Expense reimbursement from Manager                (378,656)
                                                 ------------
    Net expenses                                   2,785,853
                                                 ------------
Net investment loss                               (1,036,304)
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  10,789,577
Net change in unrealized appreciation on
  investments                                     (6,250,635)
                                                 ------------
Net realized and unrealized gain on investments    4,538,942
                                                 ------------
Net increase in net assets resulting from
  operations                                     $ 3,502,638
                                                 ============

(a)  Dividends recorded net of foreign witholding taxes in the amount of $817.

 14   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                             2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $ (1,036,304)  $ (1,345,694)
 Net realized gain on investments      10,789,577     25,852,119
 Net change in unrealized
  appreciation on investments          (6,250,635)    (8,311,430)
                                     ---------------------------
 Net increase in net assets
  resulting from operations             3,502,638     16,194,995
                                     ---------------------------

Distributions to shareholders:
 From net realized gain on
  investments:
   Class A                            (10,051.244)    (1,583,448)
   Class B                            (12,713,000)    (2,228,626)
   Class C                             (1,876,623)      (345,457)
                                     ---------------------------
 Total distributions to
  shareholders                        (24,640,867)    (4,157,531)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             38,889,055     20,813,873
   Class B                             10,484,181      7,854,307
   Class C                              6,421,148      1,374,069
   Class I                             23,599,634             --
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions:
  Class A                               7,791,228      1,183,620
  Class B                              11,787,756      2,052,279
  Class C                               1,441,315        227,162
                                     ---------------------------
                                      100,414,317     33,505,310
 Cost of shares redeemed:
   Class A                            (46,831,991)   (16,089,539)
   Class B                            (14,302,649)    (9,833,069)
   Class C                             (4,143,783)    (1,951,429)
   Class I                             (2,194,635)            --
                                     ---------------------------
                                      (67,473,058)   (27,874,037)
    Increase in net assets derived
     from capital share
     transactions                      32,941,259      5,631,273
                                     ---------------------------
    Net increase in net assets         11,803,030     17,668,737

                                             2005           2004
NET ASSETS:
Beginning of year                     132,049,486    114,380,749
                                     ---------------------------
End of year                          $143,852,516   $132,049,486
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  CLASS A
                                ----------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002         2001         2000
Net asset value at beginning
  of period                     $ 15.59      $ 14.09        $ 11.10        $ 12.84      $ 11.30      $  9.56
                                -------      -------      -----------      -------      -------      -------
Net investment income (loss)
  (a)                             (0.05)       (0.09)         (0.08)         (0.09)       (0.05)        0.00(d)
Net realized and unrealized
  gain (loss) on investments       0.68         2.09           3.07          (1.47)        1.79         2.80
                                -------      -------      -----------      -------      -------      -------
Total from investment
  operations                       0.63         2.00           2.99          (1.56)        1.74         2.80
                                -------      -------      -----------      -------      -------      -------
Less distributions:
  From net realized gain on
    investments                   (2.83)       (0.50)            --          (0.18)       (0.20)       (1.06)
                                -------      -------      -----------      -------      -------      -------
Net asset value at end of
  period                        $ 13.39      $ 15.59        $ 14.09        $ 11.10      $ 12.84      $ 11.30
                                =======      =======      ===========      =======      =======      =======
Total investment return (b)        3.41%       14.46%         26.94%(c)     (12.16)%      15.43%       30.04%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                      (0.32)%      (0.62)%        (0.78)+        (0.74)%      (0.41)%       0.08%
    Net expenses                   1.47%        1.70%          1.90%+         1.87%        1.88%        1.90%
    Expenses (before
      reimbursement)               1.72%        1.78%          1.94%+         1.87%        1.88%        2.07%
Portfolio turnover rate              75%         103%            41%            46%          46%          69%
Net assets at end of period
  (in 000's)                    $47,849      $55,640        $44,496        $35,197      $43,761      $27,610

                                                                 CLASS C
                                --------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002        2001         2000
Net asset value at beginning
  of period                     $ 14.80      $ 13.49        $10.70         $12.48      $ 11.07      $ 9.46
                                -------      -------      -----------      ------      -------      ------
Net investment income (loss)
  (a)                             (0.15)       (0.20)        (0.15)         (0.18)       (0.13)      (0.07)
Net realized and unrealized
  gain (loss) on investments       0.66         2.01          2.94          (1.42)        1.74        2.74
                                -------      -------      -----------      ------      -------      ------
Total from investment
  operations                       0.51         1.81          2.79          (1.60)        1.61        2.67
                                -------      -------      -----------      ------      -------      ------
Less distributions:
  From net realized gain on
    investments                   (2.83)       (0.50)           --          (0.18)       (0.20)      (1.06)
                                -------      -------      -----------      ------      -------      ------
Net asset value at end of
  period                        $ 12.48      $ 14.80        $13.49         $10.70      $ 12.48      $11.07
                                =======      =======      ===========      ======      =======      ======
Total investment return (b)        2.65%       13.67%        26.07%(c)     (12.83)%      14.57%      28.97%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                      (1.07)%      (1.37)%       (1.53)+        (1.49)%      (1.16)%     (0.67)%
    Net expenses                   2.22%        2.45%         2.65% +        2.62%        2.63%       2.65%
    Expenses (before
      reimbursement)               2.47%        2.53%         2.69% +        2.62%        2.63%       2.82%
Portfolio turnover rate              75%         103%           41%            46%          46%         69%
Net assets at end of period
  (in 000's)                    $12,070      $10,054        $9,501         $9,403      $12,250      $2,090

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period. Class I is not subject to sales charges.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

 16   MainStay Small Cap Value Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        CLASS B
----------------------------------------------------------------------------------------
                                      JANUARY 1,
                                         2003*
    YEAR ENDED       YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,           YEAR ENDED DECEMBER 31,
       2005             2004             2003           2002         2001         2000
      $ 14.80          $ 13.50          $ 10.70        $ 12.48      $ 11.07      $  9.46
    -----------      -----------      -----------      -------      -------      -------
        (0.14)           (0.20)           (0.15)         (0.18)       (0.13)       (0.07)
         0.65             2.00             2.95          (1.42)        1.74         2.74
    -----------      -----------      -----------      -------      -------      -------
         0.51             1.80             2.80          (1.60)        1.61         2.67
    -----------      -----------      -----------      -------      -------      -------
        (2.83)           (0.50)              --          (0.18)       (0.20)       (1.06)
    -----------      -----------      -----------      -------      -------      -------
      $ 12.48          $ 14.80          $ 13.50        $ 10.70      $ 12.48      $ 11.07
    ===========      ===========      ===========      =======      =======      =======
         2.67%           13.59%           26.17%(c)     (12.83)%      14.57%       28.97%
        (1.07)%          (1.37)%          (1.53)+       (1.49)%       (1.16)%      (0.67)%
         2.22%            2.45%            2.65%+         2.62%        2.63%        2.65%
         2.47%            2.53%            2.69%+         2.62%        2.63%        2.82%
           75%             103%              41%            46%          46%          69%
      $63,611          $66,355          $60,384        $53,819      $67,377      $32,777

      CLASS I
    ------------
    FEBRUARY 16,
       2005**
      THROUGH
    OCTOBER 31,
        2005
      $ 14.01
    ------------
         0.02
        (0.59)
    ------------
        (0.57)
    ------------
           --
    ------------
      $ 13.44
    ============
        (4.07)%(c)
         0.25%+
         0.96%+
         1.21%+
           75%
      $20,322

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Distribution of Class I shares commenced on February 16, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 1, 2004. Class A, Class B, Class C and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are normally taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7).

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis

 18   MainStay Small Cap Value Fund
treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized gain on investments, and additional paid-in-capital arising from permanent differences; net assets at October 31, 2005, are not affected.

                           ACCUMULATED NET
ACCUMULATED NET           REALIZED GAIN ON          ADDITIONAL
INVESTMENT LOSS                INVESTMENTS     PAID-IN-CAPITAL
     $1,036,304              $(925,790)           $(110,514)
--------------------------------------------------------------

The reclassification for the Fund is primarily attributable net operating losses that offset undistributed net short-term securities gains for federal income tax purposes, real estate investment trusts and distributions paid in connection with the redemption of Fund shares.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.85% on assets up to $1.0 billion and 0.80% on assets in excess of $1.0 billion. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.90% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after July 1, 2004, NYLIM voluntarily agreed to waive a portion of its management fee in excess of 0.60% of the Fund's average daily net assets. The Manager also agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses would not exceed on an annualized basis 1.90 of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the manager earned

                                                    www.MAINSTAYfunds.com     19
fees from the Fund in the amount of $1,287,432 and waived its fees and/or reimbursed expenses in the amount of $378,656.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee of one-half of the management fee, net of management fee waivers, expense limitations and reimbursements.. To the extent the manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $34,828 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $918, $62,234 and $2,222, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2005, amounted to $633,692.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $4,094 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $41,813 for the year ended October 31, 2005.

NOTE 4 -- CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

 20   MainStay Small Cap Value Fund

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

                       ACCUMULATED
UNDISTRIBUTED              CAPITAL                        TOTAL
ORDINARY                 AND OTHER     UNREALIZED   ACCUMULATED
INCOME                       GAINS   APPRECIATION          GAIN
$4,264,885             $ 5,924,068   $  4,244,322   $14,433,275
---------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale loss deferrals.

The tax character of distributions paid during the years ended October 31, 2005 and 2004 shown in the Statement of Changes in Net Assets, was as follows:

                                          2005        2004
Distributions paid from:
  Long-term Capital Gains          $24,640,867  $4,157,531
----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $132,514 and $110,098, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $11,659,502. The Fund received $12,273,282 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED
                                                     OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I*

Shares sold                                2,764       790       485      1,933
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              562       907       111         --
--------------------------------------------------------------------------------
                                           3,326     1,697       596      1,933
--------------------------------------------------------------------------------
Shares redeemed                           (3,323)   (1,084)     (309)      (421)
--------------------------------------------------------------------------------
Net increase                                   3       613       287      1,512
--------------------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C

Shares sold                                1,392      545        94
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                               82      149        17
---------------------------------------------------------------------
                                           1,474      694       111
---------------------------------------------------------------------
Shares redeemed                           (1,062)    (683)     (135)
---------------------------------------------------------------------
Net increase (decrease)                      412       11       (24)
---------------------------------------------------------------------

*  Commenced operations on February 16, 2005.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Small Cap Value Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

                                                    www.MAINSTAYfunds.com     21

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 22   MainStay Small Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Value ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Value Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 24   MainStay Small Cap Value Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     25

                                                                                            NUMBER OF FUNDS
                          POSITION(S) HELD WITH                                             IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Small Cap Value Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared to multiple comparison groups, including with reference to information provided by outside data providers and analyzed with the assistance of a third party consultant. The Trustees referred to discussions held during periodic meetings of the Performance Committee of the Board to discuss investment performance-related matters with the Manager. In reviewing the Fund's performance, the Board recognized the underperformance of the Fund over various time periods relative to funds concluded by Trustees to be peers of the Fund but acknowledged its recent approval of the selection of the Subadvisor as a new subadviser for the Fund. The Trustees noted that, as the Subadvisor had not yet provided subadvisory services to the Fund for a meaningful period of time, they would monitor and evaluate such services over time.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in

                                                    www.MAINSTAYfunds.com     27
particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

 28   MainStay Small Cap Value Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2005) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of 24,643,513 on December 3, 2004.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

 30   MainStay Small Cap Value Fund

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08063         (RECYCLE LOGO)                       MS475-05  MSSV11-12/05

(MAINSTAY LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Equity Index Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.
The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style. Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt

President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       7
----------------------------------------------------

Portfolio of Investments                           9
----------------------------------------------------

Financial Statements                              18
----------------------------------------------------

Notes to Financial Statements                     22
----------------------------------------------------
Report of Independent Registered Public
Accounting Firm                                   27

Trustees and Officers                             28
----------------------------------------------------

Board Consideration and Approval of Management
and Subadvisory Agreements                        31
----------------------------------------------------

Federal Income Tax Information                    33
----------------------------------------------------

Proxy Voting Policies and Procedures              33
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        33
----------------------------------------------------

MainStay Funds                                    34

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       4.73%  -3.12%  8.13%
Excluding sales charges  7.97   -2.53   8.46

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY EQUITY INDEX FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
10/31/95                                                                    9700                              10000
10/31/96                                                                   11937                              12410
10/31/97                                                                   15647                              16394
10/31/98                                                                   18911                              20000
10/31/99                                                                   23594                              25134
10/31/00                                                                   24831                              26665
10/31/01                                                                   18513                              20024
10/31/02                                                                   15599                              16999
10/31/03                                                                   18663                              20535
10/31/04                                                                   20233                              22470
10/31/05                                                                   21847                              24429

BENCHMARK PERFORMANCE
--------------------------------------------------------------------------------

                                                                ONE    FIVE     TEN
                                                                YEAR   YEARS   YEARS
-------------------------------------------------------------------------------------
S&P 500(R) Index(1)                                             8.72%  -1.74%   9.34%
Average Lipper S&P 500 Index objective fund (2)                 8.14   -2.28    8.88

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graph assumes an initial investment of $10,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees.
1. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Equity Index Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                              VALUE
                                                             ENDING ACCOUNT                 (BASED ON
                                                              VALUE (BASED                 HYPOTHETICAL
                                                 BEGINNING     ON ACTUAL      EXPENSES      5% RETURN      EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID        AND ACTUAL       PAID
                                                   VALUE       EXPENSES)       DURING       EXPENSES)       DURING
SHARE CLASS                                       5/1/05        10/31/05      PERIOD(1)      10/31/05      PERIOD(1)

CLASS A SHARES                                   $1,000.00     $1,049.20        $3.82       $1,021.30        $3.77
--------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of 0.74% multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                     www.MAINSTAYfunds.com     5

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                               SHORT-TERM INVESTMENTS (COLLATERAL FROM                  LIABILITIES IN EXCESS OF CASH AND
COMMON STOCKS                        SECURITIES LENDING IS 8.2%)                                   OTHER ASSETS
-------------                  ---------------------------------------                  ----------------------------------
96.8%                                          11.4%                                                  -8.2%

See Portfolio of Investments on page 9 for specific holdings within these categories.

  TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Procter & Gamble Co. (The)
 6.  Johnson & Johnson
 7.  Bank of America Corp.
 8.  American International Group, Inc.
 9.  Pfizer, Inc.
10.  Altria Group, Inc.

 6   MainStay Equity Index Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its total assets in stocks contained in the S&P 500(R) Index(1) in the same proportion, to the extent feasible, as they are represented in the Index. In implementing this strategy, we use statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. The Fund's investments also include S&P 500(R) Index futures, which are used for cash management purposes.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

For the 12 months ended October 31, 2005, all broadly watched equity indices provided positive performance. Mid- and small-capitalization stocks generally outperformed their large-cap counterparts. The market favored value stocks over growth stocks at all capitalization levels. Despite wide fluctuations in crude-oil prices, instability in many regions of the world, and the devastation caused by hurricanes Katrina and Rita, the U.S. stock market posted significant gains during the 12-month period ended October 31, 2005.

The Federal Open Market Committee continued to raise its target for the federal funds rate, with eight 25-basis-point increases during the reporting period. (A basis point is one-hundredth of a percentage point.) At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years. Among the considerations that influenced the gradual tightening policy were mounting inflationary pressures, low unemployment, an upward path of record energy prices, and growing labor costs.

WHAT WERE THE BEST-PERFORMING INDUSTRIES IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

From a total-return perspective, tobacco was the best-performing industry for the 12 months ended October 31, 2005. Other top-performing industries from a total-return perspective included health care providers & services, energy equipment & services, construction & engineering, and independent power producers & energy traders.

On the basis of impact, which takes weightings and total returns both into account, the industry that made the strongest contribution to the performance of the Index was oil, gas & consumable fuels. The second-strongest contributor was health care providers & services, followed by insurance, capital markets, and tobacco.

WHICH INDUSTRIES WERE THE WORST PERFORMERS?

On the basis of total returns alone, the worst-performing industry in the Index for the 12-month reporting period was automobiles. The second-worst total return came from Internet & catalog retail, followed by leisure equipment & products, auto components, and thrifts & mortgage finance.

For the 12 months ended October 31, 2005, media was the industry with the greatest negative impact on Index performance when weightings and total returns were both considered. Pharmaceuticals was next, followed by thrifts & mortgage finance, automobiles, and Internet & catalog retail.

WHICH INDIVIDUAL STOCKS WERE THE BEST PERFORMERS DURING THE REPORTING PERIOD?

For the 12 months ended October 31, 2005, the S&P 500(R) Index stock with the highest total return was Valero Energy. Express Scripts had the second-best total return, followed by NVIDIA, Humana, and Apple Computer. Each of these top performers more than doubled in price during the reporting period.

The five stocks with the greatest positive impact on the performance of the S&P 500(R) Index all had higher weightings and lower total returns. On the basis of impact, which takes weightings and total returns both into account, the strongest positive contributor to the performance of the Index for the 12-month reporting period was Altria Group. The second-best contributor was ExxonMobil, followed by ConocoPhillips, UnitedHealth Group, and Hewlett-Packard.

WHICH STOCKS WERE THE WEAKEST PERFORMERS DURING THE REPORTING PERIOD?

For the 12-months ended October 31, 2005, the S&P 500(R) Index stock with the worst total return was Sanmina-SCI. Other particularly weak performers


This Fund was closed to new purchases as of January 1, 2002.
Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 4 for more information on the S&P 500(R) Index.

                                                     www.MAINSTAYfunds.com     7
included Unisys, Gateway, Lexmark International, and Dana.

On the basis of impact, which takes weightings and total returns both into account, Pfizer made the greatest negative contribution to the performance of the Index for the 12-month reporting period. Wal-Mart Stores was next, followed by Fannie Mae, Verizon Communications, and International Business Machines.

WERE ANY CHANGES MADE TO THE FUND OR TO THE INDEX DURING THE PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. During the 12 months ended October 31, 2005, there were 20 additions to the Index and 20 deletions from it.

Among the additions were well-known companies such as Compass Bancshares, Vornado Realty Trust, Tyson Foods, Public Storage, and Lennar. Among the deletions were familiar names such as Deluxe, Winn-Dixie Stores, Delta Air Lines, Unocal, and Delphi. When Sears, Roebuck merged with Kmart, the stock was deleted from the Index but simultaneously reappeared as Sears Holdings. Adolf Coors merged with Molson and was deleted when Molson Coors Brewing was added to the Index. Peoplesoft was deleted from the Index because the company was acquired by Oracle; Nextel Communications was deleted when the company was acquired by Sprint; and Wellpoint Health Networks was deleted when it was acquired by Anthem.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Equity Index Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                         SHARES          VALUE
COMMON STOCKS (96.8%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
Boeing Co. (The)                                         40,071   $  2,590,189
General Dynamics Corp.                                    9,785      1,137,995
Goodrich Corp.                                            5,827        210,180
Honeywell International, Inc.                            41,796      1,429,423
L-3 Communications Holdings, Inc.                         5,830        453,691
Lockheed Martin Corp.                                    17,743      1,074,516
Northrop Grumman Corp.                                   17,434        935,334
Raytheon Co.                                             21,831        806,655
Rockwell Collins, Inc.                                    8,588        393,502
United Technologies Corp.                                50,049      2,566,513
                                                                  ------------
                                                                    11,597,998
                                                                  ------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                              14,780      1,358,725
Ryder System, Inc.                                        3,066        121,628
United Parcel Service, Inc. Class B                      54,076      3,944,303
                                                                  ------------
                                                                     5,424,656
                                                                  ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   33,844        541,842
                                                                  ------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                  3,055         41,731
Dana Corp.                                                7,183         53,944
Goodyear Tire & Rubber Co. (The) (a)(b)                   8,461        132,330
Johnson Controls, Inc.                                    9,414        640,623
Visteon Corp. (a)                                         6,243         52,004
                                                                  ------------
                                                                       920,632
                                                                  ------------
AUTOMOBILES (0.4%)
Ford Motor Co.                                           90,506        753,010
General Motors Corp. (b)                                 27,640        757,336
Harley-Davidson, Inc. (b)                                13,371        662,266
                                                                  ------------
                                                                     2,172,612
                                                                  ------------
BEVERAGES (2.1%)
Anheuser-Busch Cos., Inc.                                37,932      1,565,074
Brown-Forman Corp. Class B                                4,060        257,160
Coca-Cola Co. (The) (c)                                 101,433      4,339,304
Coca-Cola Enterprises, Inc.                              14,779        279,323
Constellation Brands, Inc. Class A (a)                    9,364        220,429
Molson Coors Brewing Co. Class B                          2,822        174,117
Pepsi Bottling Group, Inc. (The)                          6,806        193,495
PepsiCo, Inc.                                            81,565      4,818,860
                                                                  ------------
                                                                    11,847,762
                                                                  ------------


                                                         SHARES          VALUE
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (a)                                          60,381   $  4,574,465
Applera Corp.-Applied BioSystems Group                    9,426        228,769
Biogen Idec, Inc. (a)(b)                                 16,656        676,733
Chiron Corp. (a)                                          5,345        235,928
Genzyme Corp. (a)                                        12,592        910,402
Gilead Sciences, Inc. (a)                                22,266      1,052,068
MedImmune, Inc. (a)                                      11,964        418,501
                                                                  ------------
                                                                     8,096,866
                                                                  ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                              8,642        328,742
Masco Corp.                                              20,988        598,158
                                                                  ------------
                                                                       926,900
                                                                  ------------
CAPITAL MARKETS (3.1%)
Ameriprise Financial, Inc. (a)                           12,132        451,553
Bank of New York Co., Inc. (The)                         38,013      1,189,427
Bear Stearns Cos., Inc. (The)                             5,442        575,764
Charles Schwab Corp. (The)                               50,782        771,886
E*TRADE Financial Corp. (a)                              17,700        328,335
Federated Investors, Inc. Class B                         4,153        145,397
Franklin Resources, Inc.                                  7,282        643,510
Goldman Sachs Group, Inc. (The) (b)                      22,643      2,861,396
Janus Capital Group, Inc.                                11,419        200,403
Lehman Brothers Holdings, Inc.                           13,334      1,595,680
Mellon Financial Corp. (b)                               20,424        647,237
Merrill Lynch & Co., Inc.                                45,456      2,942,821
Morgan Stanley                                           53,056      2,886,777
Northern Trust Corp.                                      9,063        485,777
State Street Corp.                                       16,035        885,613
T. Rowe Price Group, Inc.                                 6,330        414,742
                                                                  ------------
                                                                    17,026,318
                                                                  ------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                           10,847        620,882
Ashland, Inc.                                             3,591        192,154
Dow Chemical Co. (The)                                   47,151      2,162,345
E.I. du Pont de Nemours & Co.                            48,637      2,027,677
Eastman Chemical Co.                                      3,751        197,903
Ecolab, Inc. (b)                                          8,973        296,827
Engelhard Corp.                                           5,911        160,779
Hercules, Inc. (a)                                        5,417         60,345
International Flavors & Fragrances, Inc.                  4,260        140,537
Monsanto Co.                                             13,112        826,187
PPG Industries, Inc.                                      8,314        498,591

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com    9


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Praxair, Inc.                                            15,833   $    782,309
Rohm & Haas Co.                                           7,076        308,018
Sigma-Aldrich Corp.                                       3,285        209,254
                                                                  ------------
                                                                     8,483,808
                                                                  ------------
COMMERCIAL BANKS (5.6%)
AmSouth Bancorporation                                   17,152        432,745
V  Bank of America Corp.                                196,321      8,587,081
BB&T Corp. (b)                                           26,708      1,130,817
Comerica, Inc.                                            8,220        474,952
Compass Bancshares, Inc.                                  5,879        286,660
Fifth Third Bancorp                                      27,199      1,092,584
First Horizon National Corp.                              5,900        228,212
Huntington Bancshares, Inc. (b)                          11,062        257,302
KeyCorp                                                  20,043        646,186
M&T Bank Corp.                                            3,928        422,574
Marshall & Ilsley Corp.                                   9,974        428,483
National City Corp. (b)                                  27,751        894,415
North Fork Bancorp., Inc.                                23,425        593,589
PNC Financial Services Group, Inc.                       14,186        861,232
Regions Financial Corp.                                  22,325        726,679
SunTrust Banks, Inc.                                     17,678      1,281,301
Synovus Financial Corp.                                  14,877        408,671
U.S. Bancorp                                             89,325      2,642,234
Wachovia Corp.                                           76,984      3,889,232
Wells Fargo & Co.                                        82,466      4,964,453
Zions Bancorporation                                      4,313        316,876
                                                                  ------------
                                                                    30,566,278
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Industries, Inc. (a)(b)                     10,706         87,147
Avery Dennison Corp. (b)                                  5,394        305,570
Cendant Corp.                                            50,827        885,406
Cintas Corp. (b)                                          6,763        274,375
Equifax, Inc.                                             6,518        224,675
Monster Worldwide, Inc. (a)(b)                            5,756        188,854
Pitney Bowes, Inc.                                       11,066        465,657
R.R. Donnelley & Sons Co.                                10,344        362,247
Robert Half International, Inc.                           8,298        306,030
Waste Management, Inc.                                   27,346        806,980
                                                                  ------------
                                                                     3,906,941
                                                                  ------------
COMMUNICATIONS EQUIPMENT (2.7%)
ADC Telecommunications, Inc. (a)                          5,555         96,935
Andrew Corp. (a)                                          7,704         81,816
Avaya, Inc. (a)                                          20,755        239,098
CIENA Corp. (a)                                          27,398         64,933
Cisco Systems, Inc. (a)                                 312,306      5,449,740
Comverse Technology, Inc. (a)                             9,463        237,521
Corning, Inc. (a)                                        71,936      1,445,194


                                                         SHARES          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
JDS Uniphase Corp. (a)                                   80,489   $    169,027
Lucent Technologies, Inc. (a)                           213,001        607,053
Motorola, Inc.                                          120,659      2,673,803
QUALCOMM, Inc.                                           79,573      3,163,822
Scientific-Atlanta, Inc.                                  7,330        259,775
Tellabs, Inc. (a)                                        22,166        211,907
                                                                  ------------
                                                                    14,700,624
                                                                  ------------
COMPUTERS & PERIPHERALS (3.6%)
Apple Computer, Inc. (a)                                 40,577      2,336,829
Dell, Inc. (a)                                          117,100      3,733,148
EMC Corp. (a)                                           117,809      1,644,614
Gateway, Inc. (a)                                        14,502         41,331
Hewlett-Packard Co.                                     140,041      3,926,750
International Business Machines Corp.                    77,957      6,383,119
Lexmark International, Inc. (a)                           5,765        239,363
NCR Corp. (a)                                             8,981        271,406
Network Appliance, Inc. (a)                              17,650        482,904
QLogic Corp. (a)                                          4,418        133,247
Sun Microsystems, Inc. (a)                              166,669        666,676
                                                                  ------------
                                                                    19,859,387
                                                                  ------------
CONSTRUCTION & ENGINEERING (0.0%) ++
Fluor Corp. (b)                                           4,064        258,470
                                                                  ------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (b)                                  5,032        327,080
                                                                  ------------

CONSUMER FINANCE (1.2%)
American Express Co.                                     60,660      3,019,048
Capital One Financial Corp.                              14,107      1,077,069
MBNA Corp.                                               61,537      1,573,501
SLM Corp.                                                20,397      1,132,645
                                                                  ------------
                                                                     6,802,263
                                                                  ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                5,310        209,055
Bemis Co., Inc. (b)                                       5,130        135,535
Pactiv Corp. (a)                                          7,163        141,111
Sealed Air Corp. (a)(b)                                   4,048        203,655
Temple-Inland, Inc.                                       5,566        204,996
                                                                  ------------
                                                                       894,352
                                                                  ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                         8,363        371,066
                                                                  ------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (a)(b)                         7,119        448,639
H&R Block, Inc.                                          15,922        395,821
                                                                  ------------
                                                                       844,460
                                                                  ------------

 10   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (3.6%)
CIT Group, Inc.                                          10,097   $    461,736
V  Citigroup, Inc.                                      252,665     11,567,004
JPMorgan Chase & Co.                                    171,697      6,287,544
Moody's Corp.                                            12,385        659,625
Principal Financial Group, Inc.                          13,685        679,187
                                                                  ------------
                                                                    19,655,096
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
AT&T Corp.                                               39,108        773,556
BellSouth Corp. (b)                                      89,492      2,328,582
CenturyTel, Inc.                                          6,463        211,534
Citizens Communications Co. (b)                          16,128        197,407
Qwest Communications International, Inc. (a)(b)          74,471        324,693
SBC Communications, Inc. (b)                            161,487      3,851,465
Verizon Communications, Inc.                            135,118      4,257,568
                                                                  ------------
                                                                    11,944,805
                                                                  ------------
ELECTRIC UTILITIES (1.6%)
Allegheny Energy, Inc. (a)(b)                             7,848        221,784
American Electric Power Co., Inc.                        19,167        727,579
Cinergy Corp.                                             9,672        385,913
Edison International                                     15,695        686,813
Entergy Corp.                                            10,222        722,900
Exelon Corp.                                             32,762      1,704,607
FirstEnergy Corp.                                        15,907        755,583
FPL Group, Inc.                                          19,262        829,422
Pinnacle West Capital Corp.                               4,611        192,555
PPL Corp.                                                18,478        579,101
Progress Energy, Inc.                                    12,230        533,106
Southern Co. (The)                                       36,525      1,278,010
                                                                  ------------
                                                                     8,617,373
                                                                  ------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.                           8,690        185,879
Cooper Industries Ltd. Class A                            4,412        312,767
Emerson Electric Co.                                     20,224      1,406,579
Rockwell Automation, Inc.                                 8,826        469,102
                                                                  ------------
                                                                     2,374,327
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)                           24,161        773,394
Jabil Circuit, Inc. (a)                                   8,843        263,964
Molex, Inc.                                               7,106        179,853
Sanmina-SCI Corp. (a)                                    25,197         91,969
Solectron Corp. (a)(b)                                   46,653        164,685
Symbol Technologies, Inc.                                12,889        106,979
Tektronix, Inc.                                           4,278         98,308
                                                                  ------------
                                                                     1,679,152
                                                                  ------------


                                                         SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (1.5%)
Baker Hughes, Inc.                                       16,649   $    915,029
BJ Services Co.                                          15,579        541,370
Halliburton Co.                                          25,023      1,478,859
Nabors Industries Ltd. (a)                                7,705        528,794
National-Oilwell Varco, Inc. (a)                          8,478        529,621
Noble Corp.                                               6,632        426,968
Rowan Cos., Inc.                                          5,064        167,061
Schlumberger Ltd.                                        28,717      2,606,642
Transocean, Inc. (a)                                     16,103        925,761
Weatherford International Ltd. (a)                        6,742        422,049
                                                                  ------------
                                                                     8,542,154
                                                                  ------------
FOOD & STAPLES RETAILING (1.3%)
Albertson's, Inc. (b)                                    17,634        442,790
Costco Wholesale Corp.                                   23,378      1,130,560
CVS Corp.                                                39,719        969,541
Kroger Co. (The) (a)                                     35,248        701,435
Safeway, Inc. (b)                                        21,547        501,183
SUPERVALU, Inc.                                           6,484        203,792
Sysco Corp.                                              30,598        976,382
Walgreen Co.                                             49,910      2,267,411
                                                                  ------------
                                                                     7,193,094
                                                                  ------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                               31,818        775,405
Campbell Soup Co.                                         9,044        263,180
ConAgra Foods, Inc.                                      24,819        577,538
General Mills, Inc. (b)                                  17,556        847,253
H.J. Heinz Co.                                           16,833        597,571
Hershey Co. (The)                                         8,959        509,140
Kellogg Co.                                              12,564        554,952
McCormick & Co., Inc.                                     6,543        198,187
Sara Lee Corp.                                           37,910        676,693
Tyson Foods, Inc. Class A                                12,040        214,312
Wm. Wrigley Jr. Co.                                       8,780        610,210
                                                                  ------------
                                                                     5,824,441
                                                                  ------------
GAS UTILITIES (0.0%) ++
Nicor, Inc.                                               2,117         82,986
Peoples Energy Corp.                                      1,829         68,039
                                                                  ------------
                                                                       151,025
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Bausch & Lomb, Inc.                                       2,556        189,630
Baxter International, Inc.                               30,377      1,161,313
Becton, Dickinson & Co.                                  12,137        615,953
Biomet, Inc.                                             12,181        424,264
Boston Scientific Corp. (a)                              28,879        725,440
C.R. Bard, Inc.                                           5,079        316,828
Fisher Scientific International, Inc. (a)                 5,938        335,497
Guidant Corp.                                            16,108      1,014,804
Hospira, Inc. (a)                                         7,477        297,958

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Medtronic, Inc. (b)                                      59,142   $  3,350,986
Millipore Corp. (a)                                       2,345        143,561
PerkinElmer, Inc.                                         6,205        136,944
St. Jude Medical, Inc. (a)                               17,810        856,127
Stryker Corp.                                            14,182        582,455
Thermo Electron Corp. (a)(b)                              7,696        232,342
Waters Corp. (a)                                          5,806        210,177
Zimmer Holdings, Inc. (a)                                12,118        772,765
                                                                  ------------
                                                                    11,367,044
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (3.0%)
Aetna, Inc.                                              14,179      1,255,692
AmerisourceBergen Corp.                                   5,040        384,401
Cardinal Health, Inc.                                    20,876      1,304,959
Caremark Rx, Inc. (a)                                    21,988      1,152,171
CIGNA Corp.                                               6,356        736,470
Coventry Health Care, Inc. (a)                            7,744        418,099
Express Scripts, Inc. (a)(b)                              9,400        708,854
HCA, Inc. (b)                                            22,050      1,062,589
Health Management Associates, Inc. Class A (b)           11,649        249,405
Humana, Inc. (a)                                          7,783        345,487
IMS Health, Inc.                                         11,169        259,456
Laboratory Corp. of America Holdings (a)                  6,466        311,984
Manor Care, Inc.                                          4,188        156,003
McKesson Corp.                                           15,054        683,903
Medco Health Solutions, Inc. (a)                         14,909        842,359
Patterson Cos., Inc. (a)                                  6,700        277,246
Quest Diagnostics, Inc.                                   8,133        379,892
Tenet Healthcare Corp. (a)                               22,432        188,877
UnitedHealth Group, Inc.                                 61,612      3,566,719
WellPoint, Inc. (a)                                      29,932      2,235,322
                                                                  ------------
                                                                    16,519,888
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Corp.                                           21,058      1,045,951
Darden Restaurants, Inc.                                  6,524        211,508
Harrah's Entertainment, Inc.                              9,014        545,167
Hilton Hotels Corp.                                      15,973        310,675
International Game Technology (b)                        16,545        438,277
Marriott International, Inc. Class A                      8,414        501,643
McDonald's Corp.                                         61,172      1,933,035
Starbucks Corp. (a)                                      37,494      1,060,330
Starwood Hotels & Resorts Worldwide, Inc.                10,607        619,767


                                                         SHARES          VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Wendy's International, Inc.                               5,486   $    256,306
Yum! Brands, Inc.                                        14,017        713,045
                                                                  ------------
                                                                     7,635,704
                                                                  ------------
HOUSEHOLD DURABLES (0.7%)
Black & Decker Corp. (The)                                3,926        322,442
Centex Corp.                                              6,290        404,761
D.R. Horton, Inc.                                        13,093        401,824
Fortune Brands, Inc.                                      7,155        543,565
KB HOME (b)                                               3,811        249,049
Leggett & Platt, Inc.                                     9,193        184,228
Lennar Corp. Class A                                      6,500        361,270
Maytag Corp.                                              3,812         65,643
Newell Rubbermaid, Inc.                                  13,199        303,445
Pulte Homes, Inc. (b)                                    10,527        397,815
Snap-on, Inc. (b)                                         2,779        100,100
Stanley Works (The)                                       3,659        175,376
Whirlpool Corp. (b)                                       3,242        254,497
                                                                  ------------
                                                                     3,764,015
                                                                  ------------
HOUSEHOLD PRODUCTS (2.3%)
Clorox Co. (The)                                          7,428        402,003
Colgate-Palmolive Co.                                    25,286      1,339,147
Kimberly-Clark Corp.                                     23,291      1,323,860
V  Procter & Gamble Co. (The)                           167,643      9,386,332
                                                                  ------------
                                                                    12,451,342
                                                                  ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
AES Corp. (The) (a)                                      31,141        494,830
Calpine Corp. (a)(b)                                     25,513         60,721
Constellation Energy Group, Inc.                          8,657        474,404
Duke Energy Corp. (b)                                    45,167      1,196,022
Dynegy, Inc. Class A (a)                                 16,044         71,235
TXU Corp.                                                11,762      1,185,021
                                                                  ------------
                                                                     3,482,233
                                                                  ------------
INDUSTRIAL CONGLOMERATES (4.3%)
3M Co.                                                   37,337      2,836,865
V  General Electric Co. (c)                             517,285     17,541,134
Textron, Inc.                                             6,547        471,646
Tyco International Ltd.                                  98,918      2,610,446
                                                                  ------------
                                                                    23,460,091
                                                                  ------------
INSURANCE (4.6%)
ACE Ltd.                                                 15,426        803,695
AFLAC, Inc.                                              24,542      1,172,617
Allstate Corp. (The)                                     32,119      1,695,562
Ambac Financial Group, Inc.                               5,225        370,400
V  American International Group, Inc.                   126,836      8,218,973
Aon Corp.                                                15,146        512,692
Chubb Corp. (The)                                         9,681        900,043
Cincinnati Financial Corp.                                8,565        364,441

 12   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Hartford Financial Services Group, Inc. (The)            14,593   $  1,163,792
Jefferson-Pilot Corp.                                     6,569        360,507
Lincoln National Corp.                                    8,436        426,946
Loews Corp.                                               6,620        615,528
Marsh & McLennan Cos., Inc. (b)                          26,109        761,077
MBIA, Inc. (b)                                            6,509        379,084
MetLife, Inc.                                            36,994      1,827,874
Progressive Corp. (The)                                   9,514      1,101,816
Prudential Financial, Inc.                               25,293      1,841,077
SAFECO Corp.                                              6,174        343,892
St. Paul Travelers Cos., Inc. (The)                      32,993      1,485,675
Torchmark Corp.                                           5,216        275,561
UnumProvident Corp. (b)                                  14,269        289,518
XL Capital Ltd. Class A                                   6,875        440,412
                                                                  ------------
                                                                    25,351,182
                                                                  ------------
INTERNET & CATALOG RETAIL (0.4%)
eBay, Inc. (a)                                           54,213      2,146,835
                                                                  ------------

INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (a)                                         61,607      2,277,611
                                                                  ------------

IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (a)            6,143        332,398
Automatic Data Processing, Inc.                          28,399      1,325,097
Computer Sciences Corp. (a)                               9,128        467,810
Convergys Corp. (a)                                       6,836        111,085
Electronic Data Systems Corp.                            24,761        577,179
First Data Corp. (b)                                     37,517      1,517,563
Fiserv, Inc. (a)                                          9,311        406,704
Paychex, Inc.                                            16,262        630,315
Sabre Holdings Corp. Class A                              6,354        124,094
Unisys Corp. (a)                                         16,211         82,838
                                                                  ------------
                                                                     5,575,083
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                           4,649        177,266
Eastman Kodak Co. (b)                                    13,763        301,410
Hasbro, Inc.                                              8,711        164,115
Mattel, Inc.                                             19,946        294,203
                                                                  ------------
                                                                       936,994
                                                                  ------------
MACHINERY (1.3%)
Caterpillar, Inc.                                        32,993      1,735,102
Cummins, Inc. (b)                                         2,303        196,607
Danaher Corp.                                            11,628        605,819
Deere & Co. (b)                                          11,891        721,546
Dover Corp.                                               9,747        379,938


                                                         SHARES          VALUE
MACHINERY (CONTINUED)
Eaton Corp.                                               7,360   $    432,989
Illinois Tool Works, Inc.                                10,196        864,213
Ingersoll-Rand Co. Class A                               16,675        630,148
ITT Industries, Inc.                                      4,512        458,419
Navistar International Corp. (a)                          3,185         87,651
PACCAR, Inc.                                              8,339        583,897
Pall Corp.                                                5,966        156,071
Parker-Hannifin Corp.                                     5,760        361,037
                                                                  ------------
                                                                     7,213,437
                                                                  ------------
MEDIA (3.3%)
Clear Channel Communications, Inc.                       26,544        807,468
Comcast Corp. Class A (a)                               107,215      2,983,794
Dow Jones & Co., Inc. (b)                                 2,920         99,017
Gannett Co., Inc.                                        12,064        755,930
Interpublic Group of Cos., Inc. (The) (a)                20,240        209,079
Knight-Ridder, Inc. (b)                                   3,378        180,318
McGraw-Hill Cos., Inc. (The)                             18,336        897,364
Meredith Corp.                                            2,218        110,678
New York Times Co. (The) Class A (b)                      7,008        190,898
News Corp. Class A                                      119,710      1,705,868
Omnicom Group, Inc. (b)                                   8,986        745,479
Time Warner, Inc.                                       229,373      4,089,721
Tribune Co. (b)                                          12,930        407,424
Univision Communications, Inc. Class A (a)               11,276        294,755
Viacom, Inc. Class B                                     77,486      2,399,742
Walt Disney Co. (The)                                    98,559      2,401,883
                                                                  ------------
                                                                    18,279,418
                                                                  ------------
METALS & MINING (0.7%)
Alcoa, Inc.                                              42,648      1,035,920
Allegheny Technologies, Inc.                              4,287        123,080
Freeport-McMoRan Copper & Gold, Inc. Class B              8,560        423,035
Newmont Mining Corp.                                     21,849        930,767
Nucor Corp.                                               7,674        459,289
Phelps Dodge Corp.                                        4,699        566,089
United States Steel Corp. (b)                             5,450        199,089
                                                                  ------------
                                                                     3,737,269
                                                                  ------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)                                        5,393         62,397
Dillard's, Inc. Class A                                   3,445         71,346
Dollar General Corp.                                     15,728        305,752
Family Dollar Stores, Inc. (b)                            8,042        178,050
Federated Department Stores, Inc.                        12,944        794,373
J.C. Penney Co., Inc.                                    12,190        624,128

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MULTILINE RETAIL (CONTINUED)
Kohl's Corp. (a)                                         16,806   $    808,873
Nordstrom, Inc.                                          10,806        374,428
Sears Holdings Corp. (a)(b)                               5,007        602,092
Target Corp.                                             43,260      2,409,149
                                                                  ------------
                                                                     6,230,588
                                                                  ------------
MULTI-UTILITIES (1.1%)
Ameren Corp. (b)                                          9,950        523,370
Centerpoint Energy, Inc. (b)                             15,152        200,612
CMS Energy Corp. (a)(b)                                  10,329        154,005
Consolidated Edison, Inc. (b)                            11,931        542,861
Dominion Resources, Inc.                                 16,622      1,264,602
DTE Energy Co.                                            8,708        376,186
KeySpan Corp.                                             8,359        288,971
NiSource, Inc.                                           13,050        308,633
PG&E Corp.                                               18,183        661,498
Public Service Enterprise Group, Inc.                    11,648        732,543
Sempra Energy                                            12,274        543,738
TECO Energy, Inc.                                         9,974        172,550
Xcel Energy, Inc. (b)                                    19,191        351,771
                                                                  ------------
                                                                     6,121,340
                                                                  ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                          46,028        624,600
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (7.6%)
Amerada Hess Corp.                                        3,902        488,140
Anadarko Petroleum Corp.                                 11,500      1,043,165
Apache Corp.                                             16,094      1,027,280
Burlington Resources, Inc.                               18,608      1,343,870
Chevron Corp.                                           109,875      6,270,566
ConocoPhillips                                           68,016      4,446,886
Devon Energy Corp.                                       22,164      1,338,262
El Paso Corp.                                            32,193        381,809
EOG Resources, Inc.                                      11,759        797,025
V  ExxonMobil Corp.                                     307,647     17,271,303
Kerr-McGee Corp.                                          5,570        473,673
Kinder Morgan, Inc. (b)                                   4,683        425,685
Marathon Oil Corp.                                       17,887      1,076,082
Murphy Oil Corp.                                          8,035        376,440
Occidental Petroleum Corp.                               19,511      1,539,028
Sunoco, Inc.                                              6,661        496,245
Valero Energy Corp.                                      14,856      1,563,445
Williams Cos., Inc. (The)                                27,362        610,173
XTO Energy, Inc.                                         17,434        757,682
                                                                  ------------
                                                                    41,726,759
                                                                  ------------


                                                         SHARES          VALUE
PAPER & FOREST PRODUCTS (0.4%)
Georgia-Pacific Corp.                                    12,516   $    407,145
International Paper Co.                                  23,976        699,620
Louisiana-Pacific Corp.                                   5,264        131,232
MeadWestvaco Corp.                                        8,874        232,676
Weyerhaeuser Co.                                         11,928        755,520
                                                                  ------------
                                                                     2,226,193
                                                                  ------------
PERSONAL PRODUCTS (0.1%)
Alberto-Culver Co.                                        3,639        157,969
Avon Products, Inc.                                      22,715        613,078
                                                                  ------------
                                                                       771,047
                                                                  ------------
PHARMACEUTICALS (6.2%)
Abbott Laboratories                                      75,910      3,267,926
Allergan, Inc.                                            6,291        561,786
Bristol-Myers Squibb Co.                                 95,603      2,023,916
Eli Lilly & Co. (b)                                      55,367      2,756,723
Forest Laboratories, Inc. (a)                            16,398        621,648
V  Johnson & Johnson                                    145,385      9,104,009
King Pharmaceuticals, Inc. (a)                           11,583        178,726
Merck & Co., Inc.                                       107,126      3,023,096
Mylan Laboratories, Inc.                                 10,501        201,724
V  Pfizer, Inc.                                         360,226      7,831,313
Schering-Plough Corp. (b)                                72,107      1,466,656
Watson Pharmaceuticals, Inc. (a)                          5,239        181,060
Wyeth                                                    65,552      2,920,997
                                                                  ------------
                                                                    34,139,580
                                                                  ------------
REAL ESTATE (0.7%)
Apartment Investment & Management Co. Class A             4,600        176,640
Archstone-Smith Trust                                    10,361        420,346
Equity Office Properties Trust                           20,087        618,680
Equity Residential (b)                                   14,069        552,208
Plum Creek Timber Co., Inc. (b)                           8,839        343,837
ProLogis (b)                                             12,110        520,730
Public Storage, Inc. (b)                                  4,066        269,169
Simon Property Group, Inc. (b)                            8,899        637,346
Vornado Realty Trust                                      5,738        464,778
                                                                  ------------
                                                                     4,003,734
                                                                  ------------
ROAD & RAIL (0.6%)
Burlington Northern Santa Fe Corp.                       18,255      1,132,905
CSX Corp.                                                10,325        472,988
Norfolk Southern Corp.                                   19,761        794,392
Union Pacific Corp.                                      12,870        890,347
                                                                  ------------
                                                                     3,290,632
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Advanced Micro Devices, Inc. (a)                         18,970        440,483
Altera Corp. (a)(b)                                      17,947        298,818
Analog Devices, Inc.                                     18,196        632,857

 14   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Applied Materials, Inc.                                  79,268   $  1,298,410
Applied Micro Circuits Corp. (a)                         14,798         36,107
Broadcom Corp. Class A (a)                               13,973        593,294
Freescale Semiconductor, Inc. Class B (a)                19,340        461,839
Intel Corp.                                             297,704      6,996,044
KLA-Tencor Corp.                                          9,418        435,959
Linear Technology Corp.                                  14,771        490,545
LSI Logic Corp. (a)                                      18,377        149,037
Maxim Integrated Products, Inc.                          16,015        555,400
Micron Technology, Inc. (a)                              29,368        381,490
National Semiconductor Corp.                             17,084        386,611
Novellus Systems, Inc.                                    6,772        148,036
NVIDIA Corp. (a)(b)                                       8,001        268,434
PMC-Sierra, Inc. (a)                                      8,663         61,507
Teradyne, Inc. (a)(b)                                     9,207        124,663
Texas Instruments, Inc.                                  79,308      2,264,243
Xilinx, Inc.                                             16,676        399,390
                                                                  ------------
                                                                    16,423,167
                                                                  ------------
SOFTWARE (3.6%)
Adobe Systems, Inc. (b)                                  24,004        774,129
Autodesk, Inc.                                           10,969        495,031
BMC Software, Inc. (a)                                   10,667        208,967
Citrix Systems, Inc. (a)                                  8,058        222,159
Computer Associates International, Inc.                  22,988        642,974
Compuware Corp. (a)                                      18,538        149,972
Electronic Arts, Inc. (a)                                14,784        840,914
Intuit, Inc. (a)                                          8,905        409,007
Mercury Interactive Corp. (a)                             4,040        140,552
V  Microsoft Corp.                                      450,180     11,569,626
Novell, Inc. (a)                                         18,204        138,714
Oracle Corp. (a)(b)                                     184,253      2,336,328
Parametric Technology Corp. (a)                          12,982         84,513
Siebel Systems, Inc.                                     24,733        255,987
Symantec Corp. (a)(b)                                    58,573      1,396,966
                                                                  ------------
                                                                    19,665,839
                                                                  ------------
SPECIALTY RETAIL (3.2%)
AutoNation, Inc. (a)                                      8,796        174,864
AutoZone, Inc. (a)                                        2,754        222,799
Bed Bath & Beyond, Inc. (a)                              14,538        589,080
Best Buy Co., Inc.                                       19,801        876,392
Circuit City Stores, Inc.                                 8,077        143,690
Gap, Inc. (The)                                          28,360        490,061
Home Depot, Inc. (The)                                  104,629      4,293,974


                                                         SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
Limited Brands, Inc.                                     17,080   $    341,771
Lowe's Cos., Inc.                                        38,107      2,315,762
Office Depot, Inc. (a)                                   15,452        425,394
OfficeMax, Inc.                                           3,335         93,447
RadioShack Corp.                                          6,612        146,125
Sherwin-Williams Co. (The)                                5,542        235,812
Staples, Inc.                                            35,756        812,734
Tiffany & Co. (b)                                         6,951        273,869
TJX Cos., Inc. (The)                                     23,166        498,764
Wal-Mart Stores, Inc. (b)                               122,053      5,774,327
                                                                  ------------
                                                                    17,708,865
                                                                  ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                          18,395        591,951
Jones Apparel Group, Inc.                                 5,902        161,007
Liz Claiborne, Inc. (b)                                   5,229        184,061
NIKE, Inc. Class B                                        9,364        787,044
Reebok International Ltd.                                 2,681        152,951
VF Corp.                                                  4,352        227,392
                                                                  ------------
                                                                     2,104,406
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (1.6%)
Countrywide Financial Corp.                              29,032        922,347
Fannie Mae                                               47,328      2,249,027
Freddie Mac                                              33,716      2,068,477
Golden West Financial Corp. (b)                          12,461        731,835
MGIC Investment Corp. (b)                                 4,653        275,644
Sovereign Bancorp, Inc.                                  18,082        390,029
Washington Mutual, Inc.                                  48,609      1,924,916
                                                                  ------------
                                                                     8,562,275
                                                                  ------------
TOBACCO (1.5%)
V  Altria Group, Inc.                                   101,393      7,609,545
Reynolds American, Inc. (b)                               4,140        351,900
UST, Inc.                                                 7,979        330,251
                                                                  ------------
                                                                     8,291,696
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%) ++
Grainger (W.W.), Inc.                                     3,740        250,505
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Alltel Corp.                                             18,685      1,155,854
Sprint Nextel Corp.                                     143,354      3,341,581
                                                                  ------------
                                                                     4,497,435
                                                                  ------------
Total Common Stocks
  (Cost $353,893,466)                                              532,388,589(g)
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (11.4%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.3%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(e)                        $ 1,661,830   $  1,661,830
                                                                  ------------
Total Certificate of Deposit
  (Cost $1,661,830)                                                  1,661,830
                                                                  ------------
COMMERCIAL PAPER (1.8%)
AIG Funding, Inc.
  3.85%, due 11/10/05 (c)                             7,800,000      7,792,493
Compass Securitization
  3.993%, due 11/22/05 (d)                            1,187,022      1,187,022
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (d)                               712,213        712,213
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (d)                              704,716        704,716
                                                                  ------------
Total Commercial Paper
  (Cost $10,396,444)                                                10,396,444
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (2.0%)
BGI Institutional Money
  Market Fund (d)                                    10,826,022     10,826,022
                                                                  ------------
Total Investment Company
  (Cost $10,826,022)                                                10,826,022
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (5.4%)
Bank of the West (The)
  4.02%, due 12/8/05 (d)                            $ 4,510,682      4,510,682
Barclays
  3.92%, due 12/5/05 (d)                              1,899,235      1,899,235
  3.94%, due 11/28/05 (d)                             2,136,639      2,136,639
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (d)                              1,661,830      1,661,830
Deutsche Bank
  3.95%, due 12/2/05 (d)                              1,899,235      1,899,235
First Tennessee National Corp.
  3.88%, due 11/14/05 (d)                             1,899,235      1,899,235
Fortis Bank
  4.00%, due 12/12/05 (d)                             2,136,639      2,136,639

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Halifax Bank of Scotland
  3.75%, due 11/1/05 (d)                            $ 1,899,235   $  1,899,235
Keybank
  4.00%, due 11/1/05 (d)                              2,123,723      2,123,723
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (d)                             1,899,235      1,899,235
Societe Generale
  3.77%, due 11/1/05 (d)                              4,035,874      4,035,874
UBS AG
  4.01%, due 12/13/05 (d)                             1,899,235      1,899,235
Wells Fargo & Co.
  4.00%, due 11/25/05 (d)                             1,899,235      1,899,235
                                                                  ------------
Total Time Deposits
  (Cost $29,900,032)                                                29,900,032
                                                                  ------------
U.S. GOVERNMENT (1.9%)
United States Treasury Bills
  3.63%, due 2/16/06 (c)                              1,700,000      1,681,981
  3.67%, due 2/9/06 (c)                               1,300,000      1,286,747
  3.776%, due 2/9/06 (c)                                100,000         98,951
  3.845%, due 2/9/06 (c)                              7,400,000      7,320,964
                                                                  ------------
Total U.S. Government
  (Cost $10,388,643)                                                10,388,643
                                                                  ------------
Total Short-Term Investments
  (Cost $63,172,971)                                                63,172,971
                                                                  ------------
Total Investments
  (Cost $417,066,437) (h)                                 108.2%   595,561,560(i)
Liabilities in Excess of
  Cash and Other Assets                                    (8.2)   (45,254,996)
                                                    -----------   ------------
Net Assets                                                100.0%  $550,306,564
                                                    ===========   ============

                                                                         UNREALIZED
                                                    CONTRACTS         APPRECIATION/
                                                         LONG    (DEPRECIATION) (F)
FUTURES CONTRACT (-0.1%)
-----------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX
  Mini December 2005                                        4   $             1,411
  December 2005                                            60              (348,310)
                                                                -------------------
Total Futures Contract
  (Settlement Value $18,388,960) (g)                            $          (346,899)
                                                                ===================

 16   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Segregated as collateral for futures contracts.
(d)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at
     October 31, 2005.
(f)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     October 31, 2005.
(g)  The combined market value of common stocks and
     settlement value of Standard & Poor's 500 Index futures
     contracts represents 100.1% of net assets.
(h)  The cost for federal income tax purposes is
     $427,466,487.
(i)  At October 31, 2005 net unrealized appreciation was
     $168,095,073, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $203,913,263 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $35,818,190.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $417,066,437) including
  $43,491,422 market value of securities
  loaned                                       $ 595,561,560
Cash                                                 100,143
Receivables:
  Dividends and interest                             469,950
  Variation margin on futures contracts              157,724
  Receivable from Manager                             92,493
Other assets                                          23,807
                                               -------------
    Total assets                                 596,405,677
                                               -------------
LIABILITIES:
Securities lending collateral                     44,991,834
Payables:
  Fund shares redeemed                               579,543
  Transfer agent                                     246,050
  Shareholder communication                          116,783
  NYLIFE Distributors                                116,691
  Custodian                                            9,012
Accrued expenses                                      39,200
                                               -------------
    Total liabilities                             46,099,113
                                               -------------
Net assets                                     $ 550,306,564
                                               =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:                        $     133,792
Additional paid-in capital                       489,964,625
Accumulated undistributed net investment
  income                                           5,809,391
Accumulated net realized loss on investments
  and futures contracts                         (123,749,468)
Net unrealized appreciation on investments
  and futures contracts                          178,148,224
                                               -------------
Net assets applicable to outstanding shares    $ 550,306,564
                                               =============
Shares of beneficial interest outstanding (a)     13,379,169
                                               =============
Net asset value per share outstanding (a)      $       41.13
Maximum sales charge (3.00% of offering
  price) (a)                                            1.27
                                               -------------
Maximum offering price per share outstanding
  (a)                                          $       42.40
                                               =============

(a) Adjusted to reflect the effects of the reverse stock split on December 21, 2005. (See Notes 2(E) and 12)

 18   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                      $12,077,045
  Interest                                           637,581
  Income from securities loaned - net                 24,280
                                                 ------------
    Total income                                  12,738,906
                                                 ------------
EXPENSES:
  Manager                                          2,974,068
  Distribution/Service                             1,487,034
  Transfer agent                                   1,045,865
  Shareholder communication                          182,382
  Professional                                       179,776
  Recordkeeping                                       86,148
  Custodian                                           70,606
  Trustees                                            43,467
  Registration                                        20,592
  Miscellaneous                                       37,528
                                                 ------------
    Total expenses before waiver/reimbursement     6,127,466
  Expense waiver/reimbursement from Manager       (1,696,218)
                                                 ------------
    Net expenses                                   4,431,248
                                                 ------------
Net investment income                              8,307,658
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
  Security transactions                            5,764,838
  Futures transactions                             3,445,511
                                                 ------------
Net realized gain on investments                   9,210,349
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                           30,367,021
  Futures transactions                              (726,933)
                                                 ------------
Net unrealized gain on investments                29,640,088
                                                 ------------
Net realized and unrealized gain on investments   38,850,437
                                                 ------------
Net increase in net assets resulting from
  operations                                     $47,158,095
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   8,307,658   $   4,683,643
 Net realized gain (loss) on
  investments and futures
  transactions                           9,210,349     (10,485,667)
 Net change in unrealized
  appreciation on investments and
  futures transactions                  29,640,088      58,413,948
                                     -----------------------------
 Net increase in net assets
  resulting from operations             47,158,095      52,611,924
                                     -----------------------------

Dividends to shareholders:
 From net investment income             (6,540,173)     (2,344,657)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares          423,785         221,843
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                           6,540,173       2,276,990
                                     -----------------------------
                                         6,963,958       2,498,833
 Cost of shares redeemed              (104,817,109)    (91,674,408)
                                     -----------------------------
    Decrease in net assets derived
     from capital share
     transactions                      (97,853,151)    (89,175,575)
                                     -----------------------------
    Net decrease in net assets         (57,235,229)    (38,908,308)

NET ASSETS:
Beginning of year                      607,541,793     646,450,101
                                     -----------------------------
End of year                          $ 550,306,564   $ 607,541,793
                                     =============================
Accumulated undistributed net
 investment income at end of year    $   5,809,391   $   4,054,812
                                     =============================

 20   MainStay Equity Index Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  JANUARY 1,
                                                                     2003*
                                                                    THROUGH
                                   YEAR ENDED OCTOBER 31,         OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                   2005             2004             2003            2002          2001           2000
Net asset value at beginning
  of period                      $  38.47         $  35.61         $  29.62        $  40.29      $  47.85      $    55.03
                                -----------      -----------      -----------      --------      --------      ----------
Net investment income (c)            0.60(d)          0.28             0.19            0.23          0.18            0.14
Net realized and unrealized
  gain (loss) on investments
  (c)                                2.47             2.71             5.80           (9.39)        (6.24)          (5.51)
                                -----------      -----------      -----------      --------      --------      ----------
Total from investment
  operations (c)                     3.07             2.99             5.99           (9.16)        (6.06)          (5.37)
                                -----------      -----------      -----------      --------      --------      ----------
Less dividends and
  distributions:
  From net investment income
    (c)                             (0.41)           (0.13)              --           (0.31)        (0.18)          (0.14)
  From net realized gain on
    investments                        --               --               --           (1.20)        (1.32)          (1.67)
                                -----------      -----------      -----------      --------      --------      ----------
Total dividends and
  distributions (c)                 (0.41)           (0.13)              --           (1.51)        (1.50)          (1.81)
                                -----------      -----------      -----------      --------      --------      ----------
Net asset value at end of
  period (c)                     $  41.13         $  38.47         $  35.61        $  29.62      $  40.29      $    47.85
                                ===========      ===========      ===========      ========      ========      ==========
Total investment return (a)          7.97%            8.42%           20.23%(b)      (22.70%)      (12.65%)         (9.71%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.40%(d)         0.73%            0.72%+          0.59%         0.38%           0.26%
    Net expenses                     0.74%            0.96%            1.04%+          1.02%         0.97%           0.92%
    Expenses (before
      waiver/reimbursement)          1.03%            1.02%            1.04%+          1.02%         0.97%           0.92%
Portfolio turnover rate                 6%               3%               2%              4%            4%              9%
Net assets at end of period
  (in 000's)                     $550,307         $607,542         $646,450        $589,034      $951,662      $1,136,628

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.
(c)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 21, 2005. (See Note 2(E) and 12)
(d)  Net investment income and the ratio of net investment income includes $0.12 per share and
     0.29%, respectively as a result of a special one time dividend from Microsoft Corp.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund (see Note 10).

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of

 22   MainStay Equity Index Fund
the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2005, are not affected.

                        ACCUMULATED
     UNDISTRIBUTED     NET REALIZED
    NET INVESTMENT          LOSS ON        ADDITIONAL
            INCOME      INVESTMENTS   PAID-IN-CAPITAL
    $      (12,906)  $       12,907   $            (1)

The reclassification for the Fund is due to real estate investment trust distributions.

The Fund declared a dividend of $0.4138 per share which was paid on December 21, 2004, and also underwent a reverse share split on that day. The reverse share split rate was 0.9897 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 9) have been adjusted to reflect the cumulative effects of this reverse stock split, those that occurred in each of the periods presented, and the reverse stock split that occurred in December 2005. (See Note 12)

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's Manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets. Effective as of August 1, 2004, NYLIM had voluntarily agreed to waive its management fee by 0.25% to 0.25% of the Fund's average net assets. Effective August 1, 2005, the contractual management fee for the Fund was reduced to 0.25% of assets up to $1.0 billion; 0.225% from $1.0 billion to $3.0 billion; and 0.20% in excess of $3.0 billion. In addition, effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.65% of the average daily net assets of the Fund. The Manager,

                                                    www.MAINSTAYfunds.com     23
within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $209,184 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses would not exceed on an annualized basis 0.80% of the average daily net assets of the Fund. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $2,974,068 and waived and/or reimbursed expenses in the amount of $1,696,218.

(B) DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $1,045,865.

(D) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(E) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $15,300 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $86,148 for the year ended October 31, 2005.

NOTE 4 -- CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

At November 30, 2004, the Fund's year end for federal income tax purposes, the components of accumulated gain/(loss) on a tax basis were as follows:

UNDISTRIBUTED     ACCUMULATED                        TOTAL
     ORDINARY         CAPITAL     UNREALIZED   ACCUMULATED
       INCOME          LOSSES   APPRECIATION          GAIN
$   6,496,775   $(122,345,938)  $159,582,678   $43,733,515

The difference between book-basis and tax-basis unrealized depreciation is due to wash sale deferrals, and mark-to-market of futures contracts.

At November 30, 2004, for federal income tax purposes, capital loss carryforwards of $122,345,938 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is

 24   MainStay Equity Index Fund
probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
       2010........                 $ 89,854
       2011........                   29,198
       2012........                    3,294
       -------------------------------------------
                                    $122,346
       -------------------------------------------

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004, shown in the Statement of Changes in Net Assets, were as follows:

                                      2005         2004
Distributions paid from: Ordinary
  Income                           $6,540,173   $2,344,657
----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $31,642, and $108,074, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $43,491,422. The Fund received $44,991,834 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                 YEAR ENDED    YEAR ENDED
                                 OCTOBER 31,   OCTOBER 31,
                                    2005          2004
Shares sold(a)                        175             6
----------------------------------------------------------
Shares issued in reinvestment
  of distributions(a)                  --(b)         61
----------------------------------------------------------
                                      175            67
----------------------------------------------------------
Shares redeemed(a)                 (2,583)       (2,427)
----------------------------------------------------------
Net decrease(a)                    (2,408)       (2,360)
----------------------------------------------------------

(a) Adjusted to reflect the cumulative effects of the reverse stock split in the period, as well as the reverse stock split on December 21, 2005. (See
     Note 2(E) and 12)

(b)  Less than 1,000 shares.

NOTE 10 -- GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such Guaranteed Share outstanding and held by shareholders as of share and the net asset value of each such of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. (see Note 3.)

NOTE 11 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by

                                                    www.MAINSTAYfunds.com     25
clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay Equity Index Fund was $516,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the Fund and the fees and expenses of the fund as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 12 -- SUBSEQUENT EVENT:

Subsequent to October 31, 2005, the Fund declared a dividend of 0.5112 per share which was paid on December 21, 2005, and also underwent a reverse share split on that day. The reverse share split rate was 0.9880 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Statement of Assets and Liabilities, Financial Highlights, and Notes to Financial Statements (see Note 9) have been adjusted to reflect the effects of this subsequent reverse stock split.

 26   MainStay Equity Index Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Equity Index Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Equity Index Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com     27

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 28   MainStay Equity Index Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     29

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 30   MainStay Equity Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement, the Board of Trustees requested and received from the Manager, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of the Agreement, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreement, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager. The Trustees reviewed the services that the Manager has provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the day-to-day management of the portfolio and the selection and supervision of portfolio managers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, managing reverse stock splits, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Trustees considered, among other things, the Manager's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager and certain other service providers. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. The Trustees acknowledged the guarantee feature and the role of an affiliate of the Manager with regard to the guarantee. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager were such that, in the context of the Board's overall review of various factors, the Management Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's success in providing investment results that corresponded to the total return performance of stocks representing the S&P 500 Index.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to reduce the Fund's management fee and limit the Fund's net expenses to a certain level with respect to the Fund. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees, in considering economies of scale, noted that the Fund is closed to new share purchases and, for that reason, can increase its asset size only through capital appreciation. The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from

                                                    www.MAINSTAYfunds.com     31
time to time. They noted the implementation of a contractual management fee breakpoint that would reduce the contractual management fee to which the Fund is subject were the Fund to reach the applicable asset level. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationship between the Manager and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between them. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of this Agreement was in the best interests of the Fund and its shareholders.

 32   MainStay Equity Index Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2006, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2005. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2005.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

 34   MainStay Equity Index Fund

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A08048         (RECYCLE LOGO) MS475-05                        MSEI11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MAP FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2005

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.



/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 23
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       28
--------------------------------------------------------------------------------

Trustees and Officers                                                         29
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     32
--------------------------------------------------------------------------------

Federal Income Tax Information                                                34
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          34
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        34
--------------------------------------------------------------------------------

MainStay Funds                                                                35

 2   MainStay MAP Fund

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        7.26%  6.23%     7.68%
Excluding sales charges  13.51   7.44      8.63

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                     9450                       10000                       10000
                                                           9407                        9791                       10395
                                                          11215                       12115                       11028
                                                          10959                        9932                        8282
                                                           9538                        9135                        7031
                                                          12364                       12412                        8493
                                                          14145                       14285                        9293
10/31/05                                                  16056                       16869                       10104

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        7.64%  6.32%     7.83%
Excluding sales charges  12.64   6.63      7.83

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                           9929                        9791                       10395
                                                          11757                       12115                       11028
                                                          11395                        9932                        8282
                                                           9840                        9135                        7031
                                                          12667                       12412                        8493
                                                          14386                       14285                        9293
10/31/05                                                  16205                       16869                       10104

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       11.64%  6.63%     7.83%
Excluding sales charges  12.64   6.63      7.83

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                           9929                        9791                       10395
                                                          11757                       12115                       11028
                                                          11395                        9932                        8282
                                                           9840                        9135                        7031
                                                          12667                       12412                        8493
                                                          14386                       14285                        9293
10/31/05                                                  16205                       16869                       10104

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares. From inception (1/21/71) through 6/8/99, performance for MainStay MAP Fund Class I shares (first offered 6/9/99) includes the performance of

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     3

CLASS I SHARES--(MAXIMUM 4.75% INITIAL SALES CHARGE THROUGH 6/8/99)
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         13.96%  7.76%   14.35%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
10/31/95                                                   9525                       10000                       10000
                                                          12266                       11965                       12410
                                                          16402                       15408                       16394
                                                          19013                       16095                       20000
                                                          22012                       18851                       25134
                                                          26316                       23323                       26665
                                                          25775                       19121                       20024
                                                          22486                       17586                       16999
                                                          29224                       23897                       20535
                                                          33557                       27502                       22470
10/31/05                                                  38240                       32476                       24429

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         13.84%  7.63%     8.82%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                           9963                        9791                       10395
                                                          11896                       12115                       11028
                                                          11638                        9932                        8282
                                                          10146                        9135                        7031
                                                          13170                       12412                        8493
                                                          15096                       14285                        9293
10/31/05                                                  17185                       16869                       10104

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         13.54%  7.37%     8.55%

(PERFORMANCE GRAPH)

                                                    MAINSTAY MAP FUND         RUSSELL MIDCAP INDEX            S&P 500 INDEX
                                                    -----------------         --------------------            -------------
6/8/99                                                    10000                       10000                       10000
                                                           9950                        9791                       10395
                                                          11851                       12115                       11028
                                                          11566                        9932                        8282
                                                          10057                        9135                        7031
                                                          13022                       12412                        8493
                                                          14894                       14285                        9293
10/31/05                                                  16911                       16869                       10104

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Russell Midcap(R) Index(1)                               18.09%   6.85%   12.50%
S&P 500(R) Index(2)                                       8.72   -1.74     9.34
Average Lipper multicap core fund(3)                     10.50   -0.11     8.95

MAP-Equity Fund. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% sales charge. From inception (6/9/99) through 12/31/03, performance for Class R1 and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class R1 and R2 shares.
1. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay MAP Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,083.45           $ 7.09            $1,018.25            $ 6.87
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,079.80           $11.01            $1,014.50            $10.66
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,079.80           $11.01            $1,014.50            $10.66
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,085.55           $ 4.99            $1,020.25            $ 4.84
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,085.05           $ 5.52            $1,019.75            $ 5.35
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,084.20           $ 6.83            $1,018.50            $ 6.61
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.35% for Class A, 2.10% for Class B and Class C, 0.95% for Class I, 1.05% for Class R1, and 1.30% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).



                                                     www.MAINSTAYfunds.com     5

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

                                   SHORT-TERM
                                   INVESTMENTS                                                                   LIABILITIES IN
                                (COLLATERAL FROM                                                                 EXCESS OF CASH
                                   SECURITIES          CONVERTIBLE                                                  AND OTHER
COMMON STOCKS                   LENDING IS 11.1%)         BONDS          CORPORATE BOND         WARRANTS             ASSETS
-------------                   -----------------      -----------       --------------         --------         --------------
93.2%                                 17.6%                0.1%                0.1%                0.1%               -11.1%

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  E.I. du Pont de Nemours & Co.
 2.  Duke Energy Corp.
 3.  Genentech, Inc.
 4.  MetLife, Inc.
 5.  Monsanto Co.
 6.  Harris Corp.
 7.  American Express Co.
 8.  Morgan Stanley
 9.  Tyco International Ltd.
10.  Devon Energy Corp.

 6   MainStay MAP Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Michael J. Mullarkey, Roger Lob, and Christopher Mullarkey of Markston International LLC and by portfolio managers Mark G. DeFranco and Brian M. Gillott of Jennison Associates LLC

CAN YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund employs two subadvisors, Markston International and Jennison Associates, with complementary investment processes and styles. In pursuing the Fund's investment objective, each subadvisor seeks to identify securities that are out of favor but have a catalyst that the subadvisor believes will lead to improved performance.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Markston International:
There were several economic crosscurrents during the 12 months ending October 31, 2005. Higher energy prices were among the most notable. Markston's share of the Fund was overweighted in energy.

Jennison Associates:
Mixed economic data left the equity markets unsettled during the reporting period. Equities started with strength, but began to retrace their gains as oil prices climbed to record highs. Elevated energy prices, higher inflation, and rising interest rates were among investors' chief concerns. Even so, equity indices moved higher across the board during the 12 months ended October 31, 2005. From a sector perspective, utilities and energy led the S&P 500(R) Index,(1) while more economically sensitive sectors trailed.

WHAT FACTORS MOST SIGNIFICANTLY AFFECTED FUND PERFORMANCE DURING THE REPORTING PERIOD?

Markston International:
We believe that our time and labor intensive approach, which attempts to find what we term "alpha generators"(2) in the securities we consider for investment, helped the portion of the Fund we manage to more than double the performance of the S&P 500(R) Index for the reporting period. We typically look for the presence of three of the following six "alpha generators": insider buying, stock repurchase by the company, meaningful restructuring, new management, companies that operate in consolidating industries, and the presence of tax loss carryforwards.

Jennison Associates:
Our portion of the Fund's portfolio outperformed the S&P 500(R) Index during the reporting period. Energy sector holdings made the greatest positive contribution to performance in our portion of the Fund's portfolio. Our weighting and stock-selection decisions helped energy holdings in our portion of the Fund outpace related stocks in the S&P 500(R) Index. With growth in global demand, difficulties in reserve-replacement, and setbacks in production growth, oil services companies were able to raise prices as equipment and crews approached full utilization. Integrated oil companies and larger exploration & production companies actually became less price-sensitive and more willing to pay high prices to secure crews and equipment for longer periods.

Effective stock selection in the financials, information technology, and health care sectors also bolstered both absolute and relative results in our portion of the Fund's portfolio. Significant exposure to the materials sector added to absolute returns, but individual stock disappointments led our materials holdings to lag the broad equity market. Modest exposure to utilities detracted from relative performance as well. Only the telecommunications services sector hurt our portion of the Fund's performance on both an absolute and relative basis.

WHAT WERE SOME OF THE FUND'S STRONG PERFORMERS DURING THE REPORTING PERIOD?

Markston International:
Our portion of the Fund benefited from its position in Genentech, a leading biotechnology firm. Genen-tech's stock appreciated substantially after the company reported that its primary cancer drug, Avastin, was effective in fighting small-cell lung cancer. Genentech developed Avastin without a partner, so it has maintained the bulk of the profits from the drug.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. Issuers of convertible securities may not be as financially strong as those issuing securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments, or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them.
1. See footnote on page 4 for more information about the S&P 500(R) Index.
2. Alpha is a measure of excess return adjusted for volatility.

                                                     www.MAINSTAYfunds.com     7

Devon Energy appreciated during the reporting period as the price of oil increased. Devon Energy is a frugally run oil and gas independent that has consistently increased reserves per share, has insider buying by management, a substantial stock-repurchase program, and a policy of restructuring periodically to upgrade the company's properties. Part of our position came from other stocks we owned that were acquired by Devon Energy.

Another strong performer for our portion of the Fund was Cerner, a software and systems provider to the hospital industry. The company initially attracted us because of insider buying, management changes, and restructuring activity. Cerner has shown strong execution, posting above-average growth while successfully furthering its penetration into the U.K. and French markets.

American Commercial Lines is one of the larger commercial barge operators in the United States. The stock advanced dramatically when low-cost barge transportation came into demand as oil prices rose and the number of coal shipments by barge increased. During the reporting period, American Commercial Lines emerged from a substantial reorganization under the leadership of new management.

Chesapeake Energy, the second-largest independent producer of natural gas in the United States, saw its stock appreciate during the reporting period because of the enormous rise in natural gas prices. Since Chesapeake Energy has no assets in the Gulf of Mexico, the company was not affected by hurricanes Katrina and Rita.

Jennison Associates:
Our holdings in oil services companies performed particularly well, including Todco, National Oilwell Varco, and BJ Services. These stocks benefited from oil-related trends that we've previously discussed.

Pharmacy benefits manager Medco Health Solutions was also among the strongest contributors to performance in our portion of the Fund's portfolio. The company performed well on better-than-expected new-business sign-ups and positive prospects for administering Medicare drug programs in 2006. We reduced our position in the stock, however, when it approached our target valuation.

Health management organization Cigna's shares rose when investors gained confidence in the company's ongoing restructuring efforts. We sold our position in Cigna toward the end of the reporting period, taking profits. UnumProvident, a leading provider of disability and specialty risk insurance, also strengthened results in our portion of the Fund's portfolio. The company continued to execute its disability-business turnaround successfully by focusing on the strong middle market and completing the repricing of UnumProvident's unprofitable national-account business. We trimmed the Fund's position in the stock, even though we continued to feel that it was attractively valued.

WHAT STOCKS UNDERPERFORMED DURING THE REPORTING PERIOD?

Markston International:
The Fund's position in Eyetech Pharmaceuticals, an emerging biotech company that pursues unmet eye-related medical needs, detracted from results. Eyetech developed an FDA-approved drug, Macugen, to treat wet macular degeneration. The company's stock declined after interim data from Genentech suggested that a competing Genentech compound, if approved, could give Macugen serious competition. Eyetech was recently acquired by OSI Pharmaceuticals.

Another poor performer for our portion of the Fund was Gemstar-TV Guide International. The company completed several deals that gave customers access to the company's intellectual property in return for cash and various industrial arrangements. Unfortunately, the company has faced more challenges than it has managed to meet. We reduced the Fund's stake in the holding.

S1, a small software supplier to companies offering financial services, saw its shares decline when the company had trouble meeting its growth projections. During the reporting period, S1's Board of Directors changed CEOs, a nonstrategic asset was sold, and the company materially cut costs. At current prices, we think S1 represents value.

Symbol Technologies, a major participant in the bar code and emerging radio-frequency ID industry, detracted from results. The company has put allegations of a previous management team's misconduct to rest. Current management has cut costs to improve profitability, and we think the company is on the mend.

Our position in Boston Scientific, a medical-device company, underperformed when competitor Johnson & Johnson gained market share in the drug-eluting coronary stent market. Boston Scientific appears to have stabilized at a price/earnings multiple that is at a discount to most other medical-device suppliers.

Jennison Associates:
Generic drug manufacturer Andrx detracted from results in our portion of the Fund's portfolio. The company was set back when the Food and Drug Administration placed the company on "official action indicated" status, which effectively put all of

 8   MainStay MAP Fund
the com-pany's new drug applications on hold. Andrx also lost its chief financial officer and general counsel. We trimmed the Fund's position in Andrx, and have continued to monitor the company's situation closely.

GrafTech International, which makes graphite and carbon products used in steel and aluminum production, lost volume when the company decided to raise prices to reflect higher costs for raw materials. We eliminated the stock from our portion of the Fund on concerns about steel prices and GrafTech's financial leverage.

We sold electronic-equipment company Symbol Technologies at a loss, when the closely timed departures of the CEO and the CFO raised the company's risk profile.

Shares of aluminum giant Alcoa slipped when the company announced layoffs, plant closings, and consolidations scheduled during the next several months. Aluminum stocks also came under pressure from concerns that Chinese production growth and export potential might upset an otherwise healthy global supply-and-demand balance.

Radio One, a media company, saw its share price decline when the company's revenue trends came in, below the market's expectations. Investments in improving content have also added to expenses, but we remain optimistic about pricing potential later in the year.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Markston International:
We either established new positions or added to the Fund's existing positions in several companies. American Express appears to be in a higher-growth mode. Morgan Stanley has new management, which we believe will benefit the company. Amgen appears to be on the verge of some new drug approvals. Union Pacific is getting a new CEO, is enjoying improved pricing, and appears to have enhanced productivity. Pogo Producing restructured to move its operations to North America. W.R. Berkley's exploitation of market niches has helped it post a return-on-equity ratio of more than 20%. Covanta Holding, formerly Danielson Holding, has emerged as the market leader in waste-to-electricity generation. The company has a large tax loss carryforward and generates substantial cash flow. On balance, these holdings helped relative performance in our portion of the Fund's portfolio during the reporting period.

Jennison Associates:
We continue to build our portion of the Fund's portfolio one stock at a time, using a bottom-up, research-intensive process. During the reporting period, we established and then added to a position in insurance company American International Group because of the stock's attractive valuation. We also initiated a position in Royal Bank of Scotland, a top-10 global bank with its several well-known retail franchises, including Citizen's Bank and Charter One Financial in the United States and Nat West and Royal Bank of Scotland in the U.K. Greenwich Capital Markets gives Royal Bank of Scotland a strong capital-markets franchise in the United States. We established a position in BJ Services, a global oil service company that specializes in pressure pumping and is particularly exposed to the North American natural gas market. We believe the company should continue to benefit from the supply-and-demand imbalance in oil and natural gas. We established a position in capital markets firm Charles Schwab early in the Fund's fiscal year and have increased the position throughout the reporting period. We also increased our position in Kroger, the largest pure grocery chain in the United States.

WHAT SECURITIES DID YOUR PORTION OF THE FUND'S PORTFOLIO SELL DURING THE REPORTING PERIOD?

Markston International:
We can and do sell stocks for a variety of reasons, including controlling portfolio volatility. During the reporting period, we reduced our positions in Tyco International and Cell Therapeutics, among others, at attractive prices.

Jennison Associates:
On the basis of our stringent risk/reward criteria, we eliminated our position in Companhia Vale do Rio Doce, one of the world's largest iron-ore producers. We also exited our position in Cigna. We eliminated our position in Great Lakes Chemical when the company's share price rose on news of a friendly acquisition by Crompton Corporation. In our portion of the Fund, we also sold positions in Cooper Cameron, a leading subsea equipment manufacturer, and in National Oilwell Varco, an oil rig equipment manufacturer. In each of these cases, we were able to take profits for the Fund.

DID THE FUND CHANGE ITS INDUSTRY GROUP WEIGHTINGS?

Markston International:
Our portion of the Fund began the reporting period with overweighted positions relative to the S&P 500(R) Index in energy, financials, industrials, materials, and utilities and with underweighted positions in consumer discretionary, consumer staples, information

                                                     www.MAINSTAYfunds.com     9
technology, and telecommunications services. We had a relatively equal weighting to the Index in health care. During the reporting period, we slightly increased the Fund's exposure to the financials sector and modestly decreased the Fund's allocation to information technology.

Jennison Associates:
Any weighting changes in our portion of the Fund's portfolio are a consequence of our bottom-up stock-selection process and do not reflect a "sector bet" on the part of our management team. During the reporting period, the risk/reward discipline that guides our portion of the Fund's portfolio led us to take profits in many strong performers, increase our weightings in health care and utilities, and decrease our weightings in basic materials and energy. We trimmed the Fund's exposure to materials, because of inventory increases that resulted from slower economic growth during the first half of 2005. In the energy sector, we continued to hold oil services companies, where earnings continued to accelerate, and we eliminated positions in the oil & gas exploration & production and integrated oil & gas subindustries. We continued to limit exposure to banks in our portion of the Fund's portfolio in an attempt to remain insulated from the effects of a flattening yield curve.

HOW DO THE FUND'S WEIGHTINGS DIFFER FROM THOSE OF ITS BENCHMARK?

Markston International:
As of October 31, 2005, the portion of the Fund we manage was underweighted relative to the S&P 500(R) Index in the consumer discretionary, consumer staples, information technology, and telecommunications services sectors. At the same time, the Fund held overweighted positions relative to the Index in the utilities, materials, industrials, financials, and energy sectors and a relatively neutral position in health care. Our portion of the Fund's portfolio also held a sizable position in cash.

Jennison Associates:
As of October 31, 2005, our portion of the Fund's portfolio was overweighted relative to the S&P 500(R) Index in the consumer discretionary and materials sectors and underweighted relative to the Index in the consumer staples, information technology, and industrials sectors.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay MAP Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                         SHARES            VALUE
COMMON STOCKS (93.2%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
Boeing Co. (The)                                         77,800   $    5,028,992
Empresa Brasileira de Aeronautica S.A., ADR (a)(b)      196,200        7,610,598
GenCorp, Inc. (b)(c)                                     27,000          495,180
Honeywell International, Inc.                            34,100        1,166,220
Lockheed Martin Corp.                                    25,300        1,532,168
Northrop Grumman Corp.                                  194,328       10,425,697
Orbital Sciences Corp. (b)(c)                           119,800        1,393,274
Raytheon Co.                                            173,600        6,414,520
Teledyne Technologies, Inc. (c)                          96,150        3,390,249
                                                                  --------------
                                                                      37,456,898
                                                                  --------------
AIRLINES (0.4%)
Southwest Airlines Co.                                  349,100        5,589,091
                                                                  --------------

AUTO COMPONENTS (0.1%)
Goodyear Tire &
  Rubber Co. (The) (b)(c)                                95,650        1,495,966
                                                                  --------------

BEVERAGES (0.2%)
Coca-Cola Co. (The)                                      30,000        1,283,400
PepsiCo, Inc.                                            29,341        1,733,466
                                                                  --------------
                                                                       3,016,866
                                                                  --------------
BIOTECHNOLOGY (4.6%)
Amgen, Inc. (c)                                         188,800       14,303,488
Amylin Pharmaceuticals, Inc. (b)(c)                      36,598        1,229,693
Chiron Corp. (c)                                         80,000        3,531,200
Cubist Pharmaceuticals, Inc. (c)                         43,806          885,319
Enzo Biochem, Inc. (c)                                   17,430          237,745
Enzon Pharmaceuticals, Inc. (c)                          36,725          257,442
Eyetech
  Pharmaceuticals, Inc. (b)(c)                           69,828        1,231,766
V  Genentech, Inc. (c)                                  258,700       23,438,220
MedImmune, Inc. (c)                                     317,300       11,099,154
Millennium
  Pharmaceuticals, Inc. (c)                              61,600          561,792
OSI Pharmaceuticals, Inc. (b)(c)                         40,150          935,495
XOMA Ltd. (b)(c)                                         50,564           85,959
                                                                  --------------
                                                                      57,797,273
                                                                  --------------
CAPITAL MARKETS (6.6%)
Ameriprise Financial, Inc. (c)                           73,560        2,737,903
Bank of New York
  Co., Inc. (The) (b)                                   168,600        5,275,494
Charles Schwab Corp. (The)                              829,200       12,603,840
Jefferies Group, Inc.                                    68,800        2,921,248
Knight Capital Group, Inc. Class A (c)                   24,432          233,814
Lazard Ltd. Class A (b)                                 441,600       11,415,360
Merrill Lynch & Co., Inc.                               158,600       10,267,764


                                                         SHARES            VALUE
CAPITAL MARKETS (CONTINUED)
V  Morgan Stanley                                       321,400   $   17,487,374
Northern Trust Corp.                                     25,955        1,391,188
Nuveen Investments, Inc. Class A (b)                    333,100       13,480,557
State Street Corp.                                       73,200        4,042,836
Waddell & Reed Financial, Inc. Class A                   90,300        1,731,954
                                                                  --------------
                                                                      83,589,332
                                                                  --------------
CHEMICALS (5.7%)
V  E.I. du Pont de Nemours & Co.                        676,100       28,186,609
Eastman Chemical Co.                                     13,250          699,070
Huntsman Corp. (c)                                      310,000        6,162,800
Lyondell Chemical Co.                                   103,800        2,781,840
V  Monsanto Co.                                         301,707       19,010,558
Mosaic Co. (The) (c)                                     13,250          174,900
Nalco Holding Co. (c)                                   518,600        8,816,200
Rockwood Holdings, Inc. (b)(c)                          311,700        6,255,819
                                                                  --------------
                                                                      72,087,796
                                                                  --------------
COMMERCIAL BANKS (1.6%)
Popular, Inc. (b)                                       399,656        8,097,031
Royal Bank of Scotland
  Group PLC                                             309,303        8,562,373
Wachovia Corp. (b)                                       79,200        4,001,184
                                                                  --------------
                                                                      20,660,588
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (2.5%)
Adesa, Inc.                                              39,800          851,720
Aramark Corp.-Class B                                   246,800        6,273,656
Brink's Co. (The)                                        21,200          832,524
Cendant Corp.                                           125,400        2,184,468
Coinstar, Inc. (b)(c)                                    26,887          682,392
Korn/Ferry International (c)                             24,600          423,612
Manpower, Inc.                                          278,900       12,628,592
Navigant Consulting, Inc. (c)                           224,800        4,714,056
On Assignment, Inc. (c)                                  19,300          164,243
PHH Corp. (c)                                            47,620        1,339,551
Waste Management, Inc.                                   38,000        1,121,380
                                                                  --------------
                                                                      31,216,194
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.9%)
ADC
  Telecommunications, Inc. (c)                           53,968          941,742
CommScope, Inc. (c)                                      40,659          793,664
Enterasys Networks, Inc. (c)                             12,406          123,690
Finisar Corp. (c)                                       421,389          636,297
V  Harris Corp.                                         455,000       18,700,500

+ Percentages indicated are based on Fund net assets.

++ Less than one tenth of a percent.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
NETGEAR, Inc. (c)                                        16,368   $      319,994
NMS Communications Corp. (c)                            167,936          587,776
Nokia OYJ ADR (a)(b)                                    791,700       13,316,394
Nortel Networks Corp. (c)                                 5,472           17,784
Polycom, Inc. (c)                                        13,998          214,169
Stratex Networks, Inc. (c)                              163,297          418,040
UTStarcom, Inc. (b)(c)                                   67,500          372,600
                                                                  --------------
                                                                      36,442,650
                                                                  --------------
COMPUTERS & PERIPHERALS (0.3%)
ActivCard Corp. (c)                                      52,567          177,151
Advanced Digital
  Information Corp. (c)                                  58,549          535,138
Avid Technology, Inc. (c)                                 6,557          322,801
Innovex, Inc., MN (c)                                    31,000           98,890
Lexmark International, Inc. (c)                          13,800          572,976
McData Corp. Class A (c)                                 65,100          313,131
Sun Microsystems, Inc. (c)                              561,797        2,247,188
                                                                  --------------
                                                                       4,267,275
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.3%)
Chicago Bridge & Iron Co. NV                             28,400          633,320
Foster Wheeler, Ltd. (b)(c)                              26,436          747,610
Jacobs Engineering
  Group, Inc. (c)                                        30,400        1,938,000
                                                                  --------------
                                                                       3,318,930
                                                                  --------------
CONSTRUCTION MATERIALS (0.3%)
Vulcan Materials Co.                                     53,389        3,470,285
                                                                  --------------
CONSUMER FINANCE (1.5%)
V  American Express Co.                                 367,800       18,305,406
MBNA Corp.                                               27,400          700,618
Rewards Network, Inc. (c)                                12,600           67,914
                                                                  --------------
                                                                      19,073,938
                                                                  --------------
CONTAINERS & PACKAGING (0.0%)++
Smurfit-Stone
  Container Corp. (c)                                     8,050           85,008
                                                                  --------------

DIVERSIFIED CONSUMER SERVICES (0.9%)
DeVry, Inc. (b)(c)                                      201,200        4,547,120
Education
  Management Corp. (c)                                  195,000        6,013,800
Vertrue, Inc. (b)(c)                                      5,800          218,370
                                                                  --------------
                                                                      10,779,290
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (2.3%)
Capitalsource, Inc. (b)(c)                               26,400          580,800
CIT Group, Inc.                                          26,600        1,216,418
Citigroup, Inc.                                         256,300       11,733,414


                                                         SHARES            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Instinet Group, Inc.                                    422,583   $    2,087,560
JPMorgan Chase & Co.                                    265,480        9,721,878
Principal Financial Group, Inc.                          65,700        3,260,691
                                                                  --------------
                                                                      28,600,761
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
Cincinnati Bell, Inc. (c)                               236,350          935,946
Global Crossing Ltd. (b)(c)                              38,365          499,896
IDT Corp. Class B (c)                                   546,200        6,521,628
SBC Communications, Inc.                                 15,500          369,675
Verizon Communications, Inc.                            278,100        8,762,931
                                                                  --------------
                                                                      17,090,076
                                                                  --------------
ELECTRIC UTILITIES (0.5%)
ALLETE, Inc.                                              5,900          259,659
American Electric
  Power Co., Inc.                                        60,000        2,277,600
Duquesne Light
  Holdings, Inc. (b)                                     61,800        1,031,442
Westar Energy, Inc.                                     126,700        2,800,070
                                                                  --------------
                                                                       6,368,771
                                                                  --------------
ELECTRICAL EQUIPMENT (0.1%)
Rockwell Automation, Inc.                                25,800        1,371,270
                                                                  --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Agilent Technologies, Inc. (c)                          249,800        7,996,098
Frequency Electronics, Inc.                               4,000           43,600
Itron, Inc. (c)                                           4,346          188,877
Sanmina-SCI Corp. (c)                                   384,039        1,401,742
Solectron Corp. (b)(c)                                  186,100          656,933
Symbol Technologies, Inc.                               271,656        2,254,745
                                                                  --------------
                                                                      12,541,995
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (2.9%)
BJ Services Co.                                         188,900        6,564,275
ENSCO International, Inc.                                11,600          528,844
Key Energy Services, Inc. (c)                            70,200          952,000
Newpark Resources, Inc. (c)                             159,750        1,293,975
Parker Drilling Co. (c)                                  71,600          632,944
Rowan Cos., Inc.                                        189,600        6,254,904
Schlumberger Ltd.                                       108,825        9,878,045
Tidewater, Inc.                                          76,100        3,497,556
Weatherford
  International Ltd. (b)(c)                             103,000        6,447,800
                                                                  --------------
                                                                      36,050,343
                                                                  --------------
FOOD & STAPLES RETAILING (2.1%)
Costco Wholesale Corp.                                   10,037          485,389
CVS Corp.                                               130,476        3,184,919
Kroger Co. (The) (c)                                    702,900       13,987,710
Longs Drug Stores Corp.                                  21,200          884,252
Pathmark Stores, Inc. (c)                                92,017          897,166

 12   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (CONTINUED)
Performance Food
  Group Co. (b)(c)                                      236,100   $    6,513,999
Rite Aid Corp. (c)                                       83,850          293,475
                                                                  --------------
                                                                      26,246,910
                                                                  --------------
FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland Co.                              233,340        5,686,496
Bunge Ltd. (b)                                           38,600        2,004,884
Cadbury Schweppes PLC                                   634,100        6,240,305
Hormel Foods Corp.                                       30,300          963,540
                                                                  --------------
                                                                      14,895,225
                                                                  --------------
GAS UTILITIES (0.2%)
Nicor, Inc. (b)                                          21,050          825,160
Peoples Energy Corp.                                     49,200        1,830,240
                                                                  --------------
                                                                       2,655,400
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
ArthroCare Corp. (c)                                     19,910          731,294
Baxter International, Inc.                               30,000        1,146,900
Boston Scientific Corp. (c)                             440,350       11,061,592
Gen-Probe, Inc. (c)                                      25,068        1,023,777
Hospira, Inc. (c)                                        26,500        1,056,025
Regeneration
  Technologies, Inc. (c)                                  8,596           62,149
SurModics, Inc. (b)(c)                                   13,792          545,060
                                                                  --------------
                                                                      15,626,797
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.6%)
Cerner Corp. (b)(c)                                     126,442       10,678,027
Community Health
  Systems, Inc. (b)(c)                                  182,000        6,754,020
Emdeon Corp. (c)                                        352,754        3,245,337
Humana, Inc. (c)                                         29,200        1,296,188
IMS Health, Inc.                                         11,215          260,524
Medco Health Solutions, Inc. (c)                        172,000        9,718,000
SunLink Health
  Systems, Inc. (c)                                      42,000          395,220
Tenet Healthcare Corp. (c)                              118,300          996,086
Universal Health Services, Inc. Class B                   3,000          141,420
                                                                  --------------
                                                                      33,484,822
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (2.1%)
Alliance Gaming Corp. (b)(c)                            231,300        2,500,353
GTECH Holdings Corp.                                    292,000        9,297,280
Hilton Hotels Corp.                                     133,300        2,592,685
McDonald's Corp. (b)                                    139,000        4,392,400
Pinnacle Entertainment, Inc. (c)                        414,800        7,860,460
                                                                  --------------
                                                                      26,643,178
                                                                  --------------


                                                         SHARES            VALUE
HOUSEHOLD DURABLES (0.0%)++
Newell Rubbermaid, Inc.                                   9,500   $      218,405
                                                                  --------------

HOUSEHOLD PRODUCTS (0.3%)
Kimberly-Clark Corp.                                     64,800        3,683,232
                                                                  --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (3.1%)
AES Corp. (The) (c)                                     174,357        2,770,533
Black Hills Corp.                                        14,150          588,216
V  Duke Energy Corp.                                  1,047,600       27,740,448
Dynegy, Inc. Class A (b)(c)                             220,500          979,020
TXU Corp.                                                69,800        7,032,350
                                                                  --------------
                                                                      39,110,567
                                                                  --------------
INDUSTRIAL CONGLOMERATES (1.5%)
3M Co.                                                   16,390        1,245,312
V  Tyco International Ltd. (b)                          650,758       17,173,504
                                                                  --------------
                                                                      18,418,816
                                                                  --------------
INSURANCE (6.9%)
Allstate Corp. (The)                                    123,400        6,514,286
American International
  Group, Inc.                                           246,700       15,986,160
Aspen Insurance Holdings, Ltd.                           78,400        1,896,496
Axis Capital Holdings Ltd.                              371,200        9,625,216
Benfield Group, Ltd.                                    919,000        5,205,216
Covanta Holding Corp. (c)                               261,073        3,025,836
Genworth Financial, Inc. Class A                         21,800          690,842
Marsh & McLennan
  Cos., Inc. (b)                                         14,700          428,505
V  MetLife, Inc.                                        402,400       19,882,584
Ohio Casualty Corp.                                     120,173        3,278,319
Phoenix Cos., Inc. (The) (b)                             11,700          151,515
St. Paul Travelers
  Cos., Inc. (The)                                      105,110        4,733,103
UnumProvident Corp. (b)                                 498,000       10,104,420
USI Holdings Corp. (c)                                   48,271          634,764
W.R. Berkley Corp.                                      123,000        5,375,100
                                                                  --------------
                                                                      87,532,362
                                                                  --------------
INTERNET & CATALOG RETAIL (1.5%)
Expedia, Inc. (b)(c)                                    271,950        5,109,941
IAC/InterActiveCorp. (c)                                413,550       10,586,880
Priceline.com, Inc. (b)(c)                              126,352        2,396,897
Stamps.com, Inc. (c)                                     38,674          779,668
                                                                  --------------
                                                                      18,873,386
                                                                  --------------
INTERNET SOFTWARE & SERVICES (0.7%)
Blue Coat Systems, Inc. (c)                              30,163        1,417,359
Internet Capital Group, Inc. (c)                         18,400          157,136
S1 Corp. (c)                                            328,587        1,442,497

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (CONTINUED)
Vignette Corp. (c)                                       24,210   $      402,128
Yahoo!, Inc. (c)                                        131,554        4,863,551
                                                                  --------------
                                                                       8,282,671
                                                                  --------------
IT SERVICES (0.9%)
BISYS Group, Inc. (The) (c)                              17,400          220,632
CheckFree Corp. (b)(c)                                    9,300          395,250
Computer Sciences Corp. (c)                              32,100        1,645,125
eFunds Corp. (c)                                        255,294        5,266,715
Electronic Data Systems Corp.                            38,000          885,780
First Data Corp. (b)                                      8,226          332,742
Hewitt Associates, Inc. Class A (b)(c)                   82,900        2,212,601
                                                                  --------------
                                                                      10,958,845
                                                                  --------------
MACHINERY (0.9%)
Dover Corp.                                             285,100       11,113,198
                                                                  --------------

MEDIA (6.0%)
Cablevision Systems Corp. New York Group Class A
  (c)                                                    83,800        2,078,240
Comcast Corp. Class A (b)(c)                             64,800        1,803,384
DIRECTV Group, Inc. (The) (c)                            46,800          665,496
Discovery Holding Co. Class A (c)                       607,730        8,562,916
Gemstar-TV Guide
  International, Inc. (c)                             2,828,938        7,355,239
Liberty Global, Inc. Class A (c)                         55,178        1,366,759
Liberty Global, Inc. Class C (c)                         55,178        1,308,822
Liberty Media Corp. Class A (c)                         641,300        5,111,161
Pearson PLC,
  Sponsored ADR (a)(b)                                  915,600       10,291,344
PRIMEDIA, Inc. (c)                                      122,378          256,994
Radio One, Inc. Class D (c)                             572,400        6,754,320
Time Warner, Inc.                                        90,700        1,617,181
Viacom, Inc. Class B                                    424,016       13,131,776
VNU NV (b)                                              293,400        9,328,617
Westwood One, Inc.                                      317,900        5,881,150
                                                                  --------------
                                                                      75,513,399
                                                                  --------------
METALS & MINING (0.6%)
Harmony Gold Mining Co. Ltd. Sponsored ADR
  (a)(b)(c)                                             604,500        6,317,025
United States Steel Corp. (b)                            40,800        1,490,424
                                                                  --------------
                                                                       7,807,449
                                                                  --------------
MULTILINE RETAIL (0.1%)
Big Lots, Inc. (c)                                       97,400        1,126,918
                                                                  --------------
MULTI-UTILITIES (1.4%)
Aquila, Inc. (c)                                        933,500        3,304,590
CMS Energy Corp. (b)(c)                                  73,000        1,088,430


                                                         SHARES            VALUE
MULTI-UTILITIES (CONTINUED)
DTE Energy Co.                                           52,300   $    2,259,360
Sempra Energy                                           241,600       10,702,880
                                                                  --------------
                                                                      17,355,260
                                                                  --------------
OFFICE ELECTRONICS (0.0%)++
Xerox Corp. (c)                                          25,100          340,607
                                                                  --------------

OIL, GAS & CONSUMABLE FUELS (4.6%)
Amerada Hess Corp.                                       17,500        2,189,250
Anadarko Petroleum Corp.                                 75,900        6,884,889
Chesapeake Energy Corp.                                  70,500        2,263,050
Chevron Corp. (b)                                        97,363        5,556,506
ConocoPhillips                                           30,278        1,979,576
V  Devon Energy Corp. (b)                               269,742       16,287,022
Foundation Coal Holdings, Inc.                           12,900          483,750
James River Coal Co. (b)(c)                              13,574          580,424
Kerr-McGee Corp.                                         10,975          933,314
Kinder Morgan, Inc. (b)                                  54,450        4,949,505
Marathon Oil Corp.                                       43,400        2,610,944
Massey Energy Co. (b)                                     7,550          302,529
Murphy Oil Corp.                                         38,400        1,799,040
Noble Energy, Inc.                                       59,200        2,370,960
Pogo Producing Co. (b)                                  163,500        8,256,750
Williams Cos., Inc. (The)                                55,300        1,233,190
                                                                  --------------
                                                                      58,680,699
                                                                  --------------
PAPER & FOREST PRODUCTS (1.4%)
International Paper Co.                                  87,400        2,550,332
MeadWestvaco Corp.                                      505,349       13,250,251
Weyerhaeuser Co.                                         38,600        2,444,924
                                                                  --------------
                                                                      18,245,507
                                                                  --------------
PHARMACEUTICALS (5.1%)
Abbott Laboratories                                     158,000        6,801,900
Andrx Corp. (c)                                         449,000        6,946,030
Eli Lilly & Co. (b)                                     109,000        5,427,110
IVAX Corp. (b)(c)                                       378,875       10,816,881
Merck & Co., Inc.                                       217,200        6,129,384
Pfizer, Inc.                                            429,100        9,328,634
Sanofi-Aventis, ADR (a)                                 188,700        7,570,644
Watson
  Pharmaceuticals, Inc. (c)                             313,800       10,844,928
                                                                  --------------
                                                                      63,865,511
                                                                  --------------
REAL ESTATE (1.0%)
Boykin Lodging Co. (c)                                  103,400        1,140,502
Crescent Real Estate
  Equities Co.                                           20,100          400,995
Friedman, Billings, Ramsey Group, Inc. Class A (b)       23,100          204,897
Health Care Property
  Investors, Inc. (b)                                   142,746        3,632,886

 14   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
REAL ESTATE (CONTINUED)
St. Joe Co. (The) (b)                                    36,500   $    2,407,175
Trizec Properties, Inc.                                  26,500          589,625
United Dominion Realty
  Trust, Inc. (b)                                       169,270        3,745,945
                                                                  --------------
                                                                      12,122,025
                                                                  --------------
ROAD & RAIL (2.5%)
Celadon Group, Inc. (c)                                  69,626        1,612,538
CSX Corp.                                               263,800       12,084,678
Norfolk Southern Corp.                                   46,550        1,871,310
Swift Transportation
  Co., Inc. (b)(c)                                       80,163        1,462,975
Union Pacific Corp.                                     201,300       13,925,934
Werner Enterprises, Inc.                                 39,895          714,918
                                                                  --------------
                                                                      31,672,353
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Applied Micro Circuits Corp. (c)                        317,050          773,602
MEMC Electronic
  Materials, Inc. (c)                                   337,500        6,054,750
NVIDIA Corp. (c)                                         64,365        2,159,446
ON Semiconductor Corp. (c)                               49,489          229,629
PMC-Sierra, Inc. (b)(c)                                   7,900           56,090
Skyworks Solutions, Inc. (c)                             83,278          446,370
Three-Five Systems, Inc. (c)                             91,500           12,810
Vitesse Semiconductor Corp. (c)                         626,552        1,033,811
Zoran Corp. (c)                                          15,200          223,136
                                                                  --------------
                                                                      10,989,644
                                                                  --------------
SOFTWARE (4.1%)
BEA Systems, Inc. (b)(c)                                905,200        7,983,864
Blackboard, Inc. (c)                                     25,339          712,026
Computer Associates International, Inc. (b)             221,000        6,181,370
Compuware Corp. (c)                                     374,872        3,032,714
Liberate Technologies                                   112,900           21,733
Manhattan Associates, Inc. (c)                          355,200        7,888,992
Microsoft Corp.                                         545,000       14,006,500
MSC.Software Corp. (b)(c)                                41,800          611,325
NetIQ Corp. (c)                                         215,181        2,580,020
Novell, Inc. (c)                                        183,046        1,394,811
TIBCO Software, Inc. (c)                                931,000        7,066,290
Visual Networks, Inc. (c)                                37,612           47,015
WatchGuard
  Technologies, Inc. (c)                                 49,750          173,130
Wind River Systems, Inc. (c)                             45,199          592,107
                                                                  --------------
                                                                      52,291,897
                                                                  --------------


                                                         SHARES            VALUE
SPECIALTY RETAIL (0.2%)
Blockbuster, Inc.-Class A (b)                           543,800   $    2,479,728
Circuit City Stores, Inc.                                17,400          309,546
Restoration Hardware, Inc. (c)                           55,174          327,182
                                                                  --------------
                                                                       3,116,456
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (0.2%)
E-Loan, Inc. (c)                                         27,053          114,975
New York Community
  Bancorp, Inc. (b)                                      12,900          208,593
Washington Mutual, Inc.                                  51,225        2,028,510
                                                                  --------------
                                                                       2,352,078
                                                                  --------------
TRANSPORTATION (0.7%)
American Commercial
  Lines, Inc. (b)(c)                                    301,388        8,475,031
                                                                  --------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Sprint Nextel Corp.                                     135,708        3,163,354
                                                                  --------------
Total Common Stocks
  (Cost $1,001,966,171)                                            1,177,232,598
                                                                  --------------
                                                      NUMBER OF
                                                       WARRANTS
WARRANT (0.1%)
--------------------------------------------------------------------------------
TRANSPORTATION (0.1%)
American Commercial Lines, Inc.
  Strike Price $12.00
  Expire 1/12/09 (c)                                      6,765          660,264
                                                                  --------------
Total Warrant
  (Cost $3,173,826)                                                      660,264
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
LONG-TERM BONDS (0.2%)
CONVERTIBLE BONDS (0.1%)
--------------------------------------------------------------------------------
INTERNET (0.1%)
i2 Technologies, Inc.
  5.25%, due 12/15/06                                $1,025,000        1,013,469
                                                                  --------------
PHARMACEUTICALS (0.0%)++
NPS Pharmaceuticals, Inc.
  3.00%, due 6/15/08                                    583,000          505,024
                                                                  --------------
Total Convertible Bonds
  (Cost $1,486,578)                                                    1,518,493
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
CORPORATE BOND (0.1%)
--------------------------------------------------------------------------------
TRANSPORTATION (0.1%)
American Commercial
  Lines LLC
  11.25%, due 1/1/08 (c)(f)                          $5,511,870   $    1,267,730
                                                                  --------------
Total Corporate Bond
  (Cost $168,790)                                                      1,267,730
                                                                  --------------
Total Long-Term Bonds
  (Cost $1,655,368)                                                    2,786,223
                                                                  --------------
SHORT-TERM INVESTMENTS (17.6%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(e)                          5,184,317        5,184,317
                                                                  --------------
Total Certificate of Deposit
  (Cost $5,184,317)                                                    5,184,317
                                                                  --------------
COMMERCIAL PAPER (4.0%)
American Express Credit Corp.
  4.02%, due 11/1/05                                 13,787,000       13,787,000
Citigroup Funding, Inc.
  3.97%, due 11/1/05                                 28,772,000       28,772,000
Compass Securitization
  3.993%, due 11/22/05 (e)                            3,703,083        3,703,083
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (e)                             2,221,850        2,221,850
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (e)                            2,198,463        2,198,463
                                                                  --------------
Total Commercial Paper
  (Cost $50,682,396)                                                  50,682,396
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (2.7%)
BGI Institutional Money
  Market Fund (e)                                    33,773,322       33,773,322
                                                                  --------------
Total Investment Company
  (Cost $33,773,322)                                                  33,773,322
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (10.5%)
Bank of the West (The)
  4.02%, due 12/8/05 (e)                            $14,071,717       14,071,717
Barclays
  3.92%, due 12/5/05 (e)                              5,924,933        5,924,933
  3.94%, due 11/28/05 (e)                             6,665,550        6,665,550

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
Credit Suisse First Boston, Inc.
  3.74%, due 11/1/05 (e)                             $5,184,317   $    5,184,317
Deutsche Bank
  3.95%, due 12/2/05 (e)                              5,924,933        5,924,933
First Tennessee National Corp.
  3.88%, due 11/14/05 (e)                             5,924,933        5,924,933
Fortis Bank
  4.00%, due 12/12/05 (e)                             6,665,550        6,665,550
Halifax Bank of Scotland
  3.75%, due 11/1/05 (e)                              5,924,933        5,924,933
Investors Bank & Trust Depository Receipt
  2.60%, due 11/1/05                                 39,554,747       39,554,747
Keybank
  4.00%, due 11/1/05 (e)                              6,625,258        6,625,258
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (e)                             5,924,933        5,924,933
Societe Generale
  3.77%, due 11/1/05 (e)                             12,590,483       12,590,483
UBS AG
  4.01%, due 12/13/05 (e)                             5,924,933        5,924,933
Wells Fargo & Co.
  4.00%, due 11/25/05 (e)                             5,924,933        5,924,933
                                                                  --------------
Total Time Deposits
  (Cost $132,832,153)                                                132,832,153
                                                                  --------------
Total Short-Term Investments
  (Cost $222,472,188)                                                222,472,188
                                                                  --------------
Total Investments
  (Cost $1,229,267,553) (g)                               111.1%   1,403,151,273(h)
Liabilities in Excess of
  Cash and Other Assets                                   (11.1)    (140,166,870)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,262,984,403
                                                    ===========   ==============

++   Less than one tenth of a percent.
(a)  ADR -- American Depositary Receipt.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Non-income producing security.
(d)  Floating rate. Rate shown is the rate in effect at
     October 31, 2005.
(e)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(f)  Escrow reserve-reserve account for disputed claims.
(g)  The cost for federal income tax purposes is
     $1,232,959,501.
(h)  At October 31, 2005 net unrealized appreciation was
     $170,191,772, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $222,934,883 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $52,743,111.

 16   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $1,229,267,553) including
  $134,984,542 market value of securities
  loaned                                      $1,403,151,273
Cash denominated in foreign currencies (cost
  $36,333)                                            36,055
Cash                                                  64,684
Receivables:
  Investment securities sold                      29,041,696
  Fund shares sold                                 2,930,605
  Dividends and interest                             600,837
Other assets                                          64,533
                                              --------------
    Total assets                               1,435,889,683
                                              --------------
LIABILITIES:
Securities lending collateral                    140,358,441
Payables:
  Investment securities purchased                 29,415,567
  Fund shares redeemed                               963,203
  Transfer agent                                     748,024
  NYLIFE Distributors                                553,040
  Manager                                            546,437
  Shareholder communication                          170,650
  Custodian                                           14,445
Accrued expenses                                     135,473
                                              --------------
    Total liabilities                            172,905,280
                                              --------------
Net assets                                    $1,262,984,403
                                              ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.010 per share) unlimited
  number of shares authorized:
  Class A                                     $      102,270
  Class B                                            115,765
  Class C                                             54,153
  Class I                                             90,165
  Class R1                                             3,802
  Class R2                                               606
Additional paid-in capital                     1,012,782,148
Accumulated undistributed net investment
  income                                             671,475
Accumulated net realized gain on investments      75,280,589
Net unrealized appreciation on investments       173,883,720
Net unrealized depreciation on translation
  of other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                             (290)
                                              --------------
Net assets                                    $1,262,984,403
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  358,214,161
                                              ==============
Shares of beneficial interest outstanding         10,226,970
                                              ==============
Net asset value per share outstanding         $        35.03
Maximum sales charge (5.50% of offering
  price)                                                2.04
                                              --------------
Maximum offering price per share outstanding  $        37.07
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  387,771,998
                                              ==============
Shares of beneficial interest outstanding         11,576,455
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        33.50
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  181,398,260
                                              ==============
Shares of beneficial interest outstanding          5,415,308
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        33.50
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  320,099,412
                                              ==============
Shares of beneficial interest outstanding          9,016,549
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        35.50
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $   13,378,616
                                              ==============
Shares of beneficial interest outstanding            380,200
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        35.19
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $    2,121,956
                                              ==============
Shares of beneficial interest outstanding             60,583
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        35.03
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 15,965,115
  Interest                                         2,954,615
  Income from securities loaned -- net               235,802
                                                -------------
    Total income                                  19,155,532
                                                -------------
EXPENSES:
  Manager                                          8,674,774
  Distribution -- Class B                          2,749,568
  Distribution -- Class C                          1,204,928
  Transfer agent -- Classes A, B and C             2,478,880
  Transfer agent -- Classes I, R1 and R2             459,316
  Distribution/Service -- Class A                    807,031
  Service -- Class B                                 916,523
  Service -- Class C                                 401,643
  Distribution/Service -- Class R2                     3,316
  Shareholder communication                          269,988
  Professional                                       244,503
  Recordkeeping                                      143,449
  Registration                                       117,094
  Trustees                                            82,036
  Custodian                                           81,210
  Shareholder service -- Class R1                     10,445
  Shareholder service -- Class R2                      1,327
  Miscellaneous                                       53,921
                                                -------------
    Total expenses before reimbursement           18,699,952
  Expense reimbursement from Manager                (237,690)
                                                -------------
  Net expenses                                    18,462,262
                                                -------------
Net investment income                                693,270
                                                -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain (loss) on:
  Security transactions                           79,096,057
  Foreign currency transactions                      (10,684)
                                                -------------
Net realized gain on investment and foreign
  currency transactions                           79,085,373
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           57,297,345
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                   (290)
                                                -------------
Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency transactions                           57,297,055
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   136,382,428
                                                -------------
Net increase in net assets resulting from
  operations                                    $137,075,698
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $164,459.

 18   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                          2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income (loss)   $      693,270   $  (2,536,653)
 Net realized gain on
  investment and foreign
  currency transactions             79,085,373      83,446,525
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions             57,297,055      21,503,347
                                ------------------------------
 Net increase in net assets
  resulting from operations        137,075,698     102,413,219
                                ------------------------------

Distributions to shareholders:

 From net realized gain on investments:
   Class A                         (11,258,532)             --
   Class B                         (13,518,830)             --
   Class C                          (6,021,722)             --
   Class I                         (11,235,228)             --
   Class R1                             (2,567)             --
   Class R2                               (156)             --
                                ------------------------------
 Total distributions to
  shareholders                     (42,037,035)             --
                                ------------------------------
Capital share transactions:
 Net proceeds from sale of
   shares:
   Class A                         123,387,655     117,277,801
   Class B                          82,339,822      92,818,123
   Class C                          53,745,766      44,672,357
   Class I                          76,879,879     128,176,243
   Class R1                         15,708,676          62,122
   Class R2                          4,110,453           3,733

 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions:
   Class A                           9,720,883              --
   Class B                          12,315,724              --
   Class C                           4,699,860              --
   Class I                          11,074,218              --
   Class R1                              2,567              --
   Class R2                                156              --
                                ------------------------------
                                   393,985,659     383,010,379

                                          2005            2004
 Cost of shares redeemed:
   Class A                      $  (70,533,864)  $ (53,650,958)
   Class B                         (48,504,915)    (31,920,068)
   Class C                         (27,109,580)    (15,543,242)
   Class I                         (70,141,243)    (65,096,353)
   Class R1                         (3,013,804)        (29,064)
   Class R2                         (2,071,751)             --
                                ------------------------------
                                  (221,375,157)   (166,239,685)
    Increase in net assets
     derived from capital
     share transactions            172,610,502     216,770,694
                                ------------------------------
    Net increase in net assets     267,649,165     319,183,913

NET ASSETS:
Beginning of year                  995,335,238     676,151,325
                                ------------------------------
End of year                     $1,262,984,403   $ 995,335,238
                                ==============================
Accumulated undistributed net
 investment income at end of
 year                           $      671,475   $          --
                                ==============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                   CLASS A
                                            --------------------------------------------------------------------------------------
                                                                              JANUARY 1,
                                                                                 2003*
                                                                                THROUGH
                                               YEAR ENDED OCTOBER 31,         OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                               2005             2004             2003            2002          2001         2000
Net asset value at beginning of period       $  32.08         $  28.04         $  21.95        $  27.66      $  27.25      $ 26.22
                                            -----------      -----------      -----------      --------      --------      -------
Net investment income (loss)                     0.10(a)(e)      (0.01)(a)        (0.04)           0.15          0.03         0.02
Net realized and unrealized gain (loss) on
  investments                                    4.16             4.05             6.13           (5.69)         0.55         4.17
                                            -----------      -----------      -----------      --------      --------      -------
Total from investment operations                 4.26             4.04             6.09           (5.54)         0.58         4.19
                                            -----------      -----------      -----------      --------      --------      -------
Less dividends and distributions:
  From net investment income                       --               --               --           (0.11)        (0.03)          --
  From net realized gain on investments         (1.31)              --               --           (0.06)        (0.14)       (3.16)
                                            -----------      -----------      -----------      --------      --------      -------
Total dividends and distributions               (1.31)              --               --           (0.17)        (0.17)       (3.16)
                                            -----------      -----------      -----------      --------      --------      -------
Net asset value at end of period             $  35.03         $  32.08         $  28.04        $  21.95      $  27.66      $ 27.25
                                            ===========      ===========      ===========      ========      ========      =======
Total investment return (b)                     13.51%           14.41%           27.74%(c)      (20.04%)        2.11%       16.67%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.29%(e)        (0.05%)          (0.17%)+         0.63%         0.37%        0.12%
    Net expenses                                 1.35%            1.35%            1.35%+          1.33%         1.25%        1.25%
    Expenses (before reimbursement)              1.37%            1.38%            1.45%+          1.44%         1.43%        1.44%
Portfolio turnover rate                            56%              64%              61%             77%           19%          40%
Net assets at end of period (in 000's)       $358,214         $268,513         $176,932        $123,461      $103,402      $22,048

                                                                                  CLASS C
                                            -----------------------------------------------------------------------------------
                                                                              JANUARY 1,
                                                                                 2003*
                                                                                THROUGH
                                               YEAR ENDED OCTOBER 31,         OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                               2005             2004             2003           2002         2001         2000
Net asset value at beginning of period       $  30.96         $  27.26          $ 21.47        $ 27.13      $ 26.92      $26.15
                                            -----------      -----------      -----------      -------      -------      ------
Net investment income (loss)                    (0.15)(a)(e)     (0.24)(a)        (0.16)         (0.03)       (0.06)      (0.11)
Net realized and unrealized gain (loss) on
  investments                                    4.00             3.94             5.95          (5.57)        0.41        4.04
                                            -----------      -----------      -----------      -------      -------      ------
Total from investment operations                 3.85             3.70             5.79          (5.60)        0.35        3.93
                                            -----------      -----------      -----------      -------      -------      ------
Less distributions:
  From net investment income                       --               --               --             --           --          --
  From net realized gain on investments         (1.31)              --               --          (0.06)       (0.14)      (3.16)
                                            -----------      -----------      -----------      -------      -------      ------
Total dividends and distributions                  --               --               --             --           --          --
                                            -----------      -----------      -----------      -------      -------      ------
Net asset value at end of period             $  33.50         $  30.96          $ 27.26        $ 21.47      $ 27.13      $26.92
                                            ===========      ===========      ===========      =======      =======      ======
Total investment return (b)                     12.64%           13.57%           26.97%(c)     (20.63%)       1.29%      15.72%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                (0.46%)(e)       (0.80%)          (0.92%)+       (0.12%)      (0.38%)     (0.63%)
    Net expenses                                 2.10%            2.10%            2.10%+         2.08%        2.00%       2.00%
    Expenses (before reimbursement)              2.12%            2.13%            2.20%+         2.19%        2.18%       2.19%
Portfolio turnover rate                            56%              64%              61%            77%          19%         40%
Net assets at end of period (in 000's)       $181,398         $138,044          $95,004        $69,077      $51,234      $6,546

*     The Fund changed its fiscal year end from December 31 to October 31.
**    Commencement of operations.
+     Annualized
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(c)   Total return is not annualized.
(d)   Less than one cent per share.
(e)   Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
      Microsoft Corp.

 20   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            CLASS B
    ---------------------------------------------------------------------------------------
                                       JANUARY 1,
                                          2003*
                                         THROUGH
       YEAR ENDED OCTOBER 31,          OCTOBER 31,            YEAR ENDED DECEMBER 31,
        2005             2004             2003            2002          2001         2000
      $  30.96         $  27.26         $  21.47        $  27.13      $  26.92      $ 26.15
    ------------      -----------      -----------      --------      --------      -------
         (0.15)(a)(e)     (0.24)(a)        (0.16)          (0.03)        (0.06)       (0.11)
          4.00             3.94             5.95           (5.57)         0.41         4.04
    ------------      -----------      -----------      --------      --------      -------
          3.85             3.70             5.79           (5.60)         0.35         3.93
    ------------      -----------      -----------      --------      --------      -------

            --               --               --              --            --           --
         (1.31)              --               --           (0.06)        (0.14)       (3.16)
    ------------      -----------      -----------      --------      --------      -------
            --               --               --              --            --           --
    ------------      -----------      -----------      --------      --------      -------
      $  33.50         $  30.96         $  27.26        $  21.47      $  27.13      $ 26.92
    ============      ===========      ===========      ========      ========      =======
         12.64%           13.57%           26.97%(c)      (20.63%)        1.29%       15.72%

         (0.46%)(e)       (0.80%)          (0.92%)+        (0.12%)       (0.38%)      (0.63%)
          2.10%            2.10%            2.10%+          2.08%         2.00%        2.00%
          2.12%            2.13%            2.20%+          2.19%         2.18%        2.19%
            56%              64%              61%             77%           19%          40%
      $387,772         $313,765         $220,932        $153,581      $134,883      $40,078

                                           CLASS I
    -------------------------------------------------------------------------------------
                                      JANUARY 1,
                                         2003*
                                        THROUGH
       YEAR ENDED OCTOBER 31,         OCTOBER 31,           YEAR ENDED DECEMBER 31,
       2005             2004             2003            2002         2001         2000
     $  32.37         $  28.19         $  22.03        $  27.75      $ 27.31      $ 26.25
    -----------      -----------      -----------      --------      -------      -------
         0.24(a)(e)       0.09(a)          0.00(a)(d)      0.19         0.07         0.12
         4.20             4.09             6.16           (5.69)        0.58         4.13
    -----------      -----------      -----------      --------      -------      -------
         4.44             4.18             6.16           (5.50)        0.65         4.25
    -----------      -----------      -----------      --------      -------      -------

           --               --               --           (0.16)       (0.07)       (0.03)
        (1.31)              --               --           (0.06)       (0.14)       (3.16)
    -----------      -----------      -----------      --------      -------      -------
        (1.31)              --               --           (0.22)       (0.21)       (3.19)
    -----------      -----------      -----------      --------      -------      -------
     $  35.50         $  32.37         $  28.19        $  22.03      $ 27.75      $ 27.31
    ===========      ===========      ===========      ========      =======      =======
        13.96%           14.83%           27.96%(c)      (19.81%)       2.36%       16.88%

         0.69%(e)         0.31%            0.08%+          0.88%        0.62%        0.37%
         0.95%            0.99%            1.10%+          1.08%        1.00%        1.00%
         0.97%            1.02%            1.20%+          1.19%        1.18%        1.19%
           56%              64%              61%             77%          19%          40%
     $320,099         $274,975         $183,283        $115,186      $96,726      $69,434

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                      CLASS R1                          CLASS R2
                                            ----------------------------      ----------------------------
                                                             JANUARY 2**                       JANUARY 2**
                                            YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
                                            OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                               2005             2004             2005             2004
Net asset value at beginning of period        $ 32.13          $30.38           $32.07           $30.38
                                            -----------      -----------      -----------      -----------
Net investment income (loss)                     0.16(a)(d)      0.05(a)          0.07(a)(d)      (0.01)(a)
Net realized and unrealized gain on
  investments                                    4.21            1.70             4.20             1.70
                                            -----------      -----------      -----------      -----------
Total from investment operations                 4.37            1.75             4.27             1.69
                                            -----------      -----------      -----------      -----------
Less distributions:
  From net realized gain on investments         (1.31)             --            (1.31)              --
                                            -----------      -----------      -----------      -----------
Net asset value at end of period              $ 35.19          $32.13           $35.03           $32.07
                                            ===========      ===========      ===========      ===========
Total investment return (b)                     13.84%           5.76%(c)        13.54%            5.56%(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.59%(d)        0.21%+           0.34%(d)        (0.04%)+
    Net expenses                                 1.05%           1.09%+           1.30%            1.34%+
    Expenses (before reimbursement)              1.07%           1.12%+           1.32%            1.37%+
Portfolio turnover rate                            56%             64%              56%              64%
Net assets at end of period (in 000's)        $13,379          $   34           $2,122           $    4

**    Commencement of operations.
+     Annualized
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(c)   Total return is not annualized.
(d)   Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
      Microsoft Corp.

 22   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Distribution of Class A shares, Class B shares, Class C shares and Class I shares commenced on June 9, 1999. Distribution of Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2005, the Fund did not hold securities that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all

                                                    www.MAINSTAYfunds.com     23
times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7).

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between undistributed net investment income, accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2005, are not affected.

                        ACCUMULATED
     UNDISTRIBUTED     NET REALIZED
    NET INVESTMENT          GAIN ON        ADDITIONAL
            INCOME      INVESTMENTS   PAID-IN-CAPITAL
    $      (21,795)  $       55,322   $       (33,527)

The reclassification for the Fund is primarily due to the fact that net operating losses cannot be carried forward for federal income tax purposes, foreign currency gain (loss), real estate investment trusts investments and distributions paid in connection with the redemption of Fund shares.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

 24   MainStay MAP Fund

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Jennison Associates LLC (the "Subadvisors") will each manage a portion of the Fund's assets, as designated by NYLIM from time to time, subject to the oversight of NYLIM. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $1.0 billion and 0.70% on assets in excess of $1.0 billion. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.35% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $222,593 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005, the Manager had agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 1.35% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $8,674,774 and waived its fees and/or reimbursed expenses in the amount of $237,690.

Pursuant to the terms of a Sub-Advisory Agreement between the Manager and the Subadvisors, the Manager pays the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a

                                                    www.MAINSTAYfunds.com     25
shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $267,758 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,715, $459,520 and $19,712, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $2,938,196.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $31,351 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $143,449 for the year ended October 31, 2005.

NOTE 4 -- CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

NOTE 5 -- FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

 ACCUMULATED   ACCUMULATED
         NET   CAPITAL AND         OTHER                         TOTAL
  INVESTMENT       CAPITAL     TEMPORARY     UNREALIZED    ACCUMULATED
      INCOME         GAINS   DIFFERENCES   APPRECIATION           GAIN
 $34,640,508   $45,003,214           290   $170,191,482   $249,835,494

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and real estate investment trust distributions.

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004, shown in the Statement of Changes in Net Assets, was as follows:

                                           2005       2004

Distributions paid from:
  Long-term Capital Gains               $42,037,035      --
-----------------------------------------------------------
                                        $42,037,035   $  --
-----------------------------------------------------------

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $758,008 and $612,818, respectively.

NOTE 7 -- PORTFOLIO SECURITIES LOANED AND FOREIGN CURRENCY:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $134,984,542. The Fund received $140,358,441 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

Foreign currency held at October 31, 2005:

                        CURRRENCY    COST     MARKET VALUE

Pound Sterling           L20,370    $36,333        $36,055
----------------------------------------------------------

 26   MainStay MAP Fund

NOTE 8 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                          YEAR ENDED
                                       OCTOBER 31, 2005
                                  CLASS A   CLASS B   CLASS C

Shares sold                        3,639     2,542     1,643
-------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions         294       387       148
-------------------------------------------------------------
                                   3,933     2,929     1,791
-------------------------------------------------------------
Shares redeemed                   (2,076)   (1,489)     (836)
-------------------------------------------------------------
Net increase                       1,857     1,440       955
-------------------------------------------------------------

                                         YEAR ENDED
                                      OCTOBER 31, 2005
                                CLASS I   CLASS R1   CLASS R2

Shares sold                      2,229      467        122
-------------------------------------------------------------
Shares issued in reinvestment
  of dividend and
  distributions                    332       --(a)      --(a)
-------------------------------------------------------------
                                 2,561      467        122
-------------------------------------------------------------
Shares redeemed                 (2,037)     (88)       (61)
-------------------------------------------------------------
Net increase                       524      379         61
-------------------------------------------------------------

                                          YEAR ENDED
                                       OCTOBER 31, 2004
                                  CLASS A   CLASS B   CLASS C

Shares sold                        3,788     3,094     1,493
-------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions          --        --        --
-------------------------------------------------------------
                                   3,788     3,094     1,493
-------------------------------------------------------------
Shares redeemed                   (1,729)   (1,064)     (519)
-------------------------------------------------------------
Net increase                       2,059     2,030       974
-------------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2004
                              CLASS I   CLASS R1*   CLASS R2*

Shares sold                    4,078        2           --(a)
-------------------------------------------------------------
Shares issued in
  reinvestment of dividend
  and distributions               --       --           --
-------------------------------------------------------------
                               4,078        2           --(a)
-------------------------------------------------------------
Shares redeemed               (2,086)      (1)          --
-------------------------------------------------------------
Net increase                   1,992        1           --(a)
-------------------------------------------------------------

*    Commenced operations on January 2, 2004.
(a)  Less than one-thousand.

NOTE 10 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters, NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay MAP Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the 'Board of Trustees' review of this matter, and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 28   MainStay MAP Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     29

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 30   MainStay MAP Fund

                                                                                            NUMBER OF FUNDS
                          POSITION(S) HELD WITH                                             IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreements, the Trustees requested and received from the Manager and Subadvisors, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisors. The Trustees reviewed the services that the Manager and Subadvisors have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisors' services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees discussed with the Manager the proportion of the portfolio managed by each Subadvisor and each Subadvisor's capacity with respect to managing assets of the Fund. The Trustees considered, among other things, the Manager's and Subadvisors' management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisors' practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisors and certain other service providers, as well as each Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisors were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's competitive performance over several periods and particularly over five years. In addition, the Board considered each Subadvisor's performance and complementary investment processes and styles, and the Manager's oversight role, including with respect to allocating the Fund's assets between the portfolios managed by the two Subadvisors. The Trustees reviewed information about such options as adding a new subadviser in the event that the Fund's assets significantly increase in size or applying to the SEC for an exemption to allow the hiring and replacement of multiple subadvisers without the requirement of obtaining shareholder approval for each such hiring and replacement. There is no assurance that the Fund will seek such an exemption or, if sought, that the SEC would grant an order providing such an exemption.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The

 32   MainStay MAP Fund

Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees, in reviewing economies of scale, noted the substantial growth of the Fund over the past five years. The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized if the Fund continues to grow, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees noted that the Fund's contractual management fee had been reduced in accordance with the terms of the breakpoint schedule applicable to the Fund. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisors and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     33

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year and (October 31, 2005) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $42,037,035 on December 13, 2004.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 34   MainStay MAP Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     35

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08062         (RECYCLE LOGO)                     MS475-05    MSMP11-12/05

(MAINSTAY LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/S/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Trustees and Officers                                                         24
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Federal Income Tax Information                                                29
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

MainStay Funds                                                                30

 2   MainStay Government Fund

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -3.93%  3.93%   4.66%
Excluding sales charges   0.59   4.89    5.15

(LINE GRAPH FOR CLASS A SHARES IN $)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
10/31/95                                                                    9550                              10000
                                                                            9944                              10512
                                                                           10744                              11422
                                                                           11792                              12710
                                                                           11589                              12557
                                                                           12424                              13566
                                                                           14182                              15612
                                                                           14849                              16612
                                                                           15135                              17094
                                                                           15679                              17920
10/31/05                                                                   15772                              18089

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -5.04%  3.76%   4.39%
Excluding sales charges  -0.17   4.10    4.39

(LINE GRAPH FOR CLASS B SHARES IN $)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
10/31/95                                                                   10000                              10000
                                                                           10351                              10512
                                                                           11120                              11422
                                                                           12110                              12710
                                                                           11808                              12557
                                                                           12571                              13566
                                                                           14247                              15612
                                                                           14806                              16612
                                                                           14961                              17094
                                                                           15397                              17920
10/31/05                                                                   15371                              18089

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.15%  4.10%   4.39%
Excluding sales charges  -0.17   4.10    4.39

(LINE GRAPH FOR CLASS C SHARES IN $)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
10/31/95                                                                   10000                              10000
                                                                           10351                              10512
                                                                           11120                              11422
                                                                           12110                              12710
                                                                           11808                              12557
                                                                           12571                              13566
                                                                           14247                              15612
                                                                           14806                              16612
                                                                           14961                              17094
                                                                           15397                              17920
10/31/05                                                                   15370                              18089

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     3

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

                         ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         1.08%  5.20%   5.45%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                  MAINSTAY GOVERNMENT FUND                  BOND INDEX
                                                                  ------------------------          --------------------------
10/31/95                                                                   10000                              10000
                                                                           10442                              10512
                                                                           11329                              11422
                                                                           12470                              12710
                                                                           12268                              12557
                                                                           13193                              13566
                                                                           15112                              15612
                                                                           15858                              16612
                                                                           16183                              17094
                                                                           16819                              17920
10/31/05                                                                   17001                              18089

                                              ONE    FIVE     TEN
BENCHMARK PERFORMANCE                         YEAR   YEARS   YEARS

Lehman Brothers(R) Government Bond Index(1)   0.94%  5.92%   6.11%
Average Lipper general U.S. government
  fund(2)                                     0.60   5.01    5.13

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Results assume reinvestment of all income and capital gains. The Lehman Brothers Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            ENDING ACCOUNT                ENDING ACCOUNT
                                                             VALUE (BASED                  VALUE (BASED
                                                BEGINNING     ON ACTUAL      EXPENSES    ON HYPOTHETICAL    EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID       5% RETURN AND       PAID
                                                  VALUE       EXPENSES)       DURING     ACTUAL EXPENSES)    DURING
SHARE CLASS                                      5/1/05        10/31/05      PERIOD(1)       10/31/05       PERIOD(1)

CLASS A SHARES                                  $1,000.00     $  999.15        $5.29        $1,019.75         $5.35
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                  $1,000.00     $  995.40        $9.05        $1,016.00         $9.15
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                                  $1,000.00     $  995.40        $9.05        $1,016.00         $9.15
---------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                                  $1,000.00     $1,001.65        $3.38        $1,021.65         $3.41
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.05% for Class A, 1.80% for Class B and Class C, and 0.67% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                     www.MAINSTAYfunds.com     5

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005
(PORTFOLIO COMPOSITION PIE CHART)

                         SHORT-
                          TERM
                       INVESTMENTS
                       (COLLATERAL
                          FROM
                       SECURITIES               MORTGAGE-      ASSET-       U.S.                                         U.S.
                         LENDING                  BACKED       BACKED     TREASURY              FEDERAL    CORPORATE   TREASURY
FNMA                    IS 1.8%)      FHLMC     SECURITIES   SECURITIES    BONDS       GNMA     AGENCIES     BONDS      NOTES
----                   -----------    -----     ----------   ----------   --------     ----     --------   ---------   --------
63.9                      24.30       11.70        5.70         4.60        3.20       3.20       3.00       1.90        1.60


                                   LIABILITIES
                                       IN
                                     EXCESS
                                     OF CASH
                                       AND
                       MUNICIPAL      OTHER
FNMA                     BOND        ASSETS
----                   ---------   -----------
63.9                     0.50         (23.60)

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) 6.00%, due
     12/1/35 TBA
 2.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) 4.50%, due
     7/1/18
 3.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) 5.50%, due
     12/1/20 TBA
 4. Federal National Mortgage Association 6.625%, due 9/15/09
 5. Federal National Mortgage Association 4.00%, due 9/2/08
 6. Federal National Mortgage Association 6.625%, due 11/15/30
 7.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) 5.50%, due
     12/1/35 TBA
 8.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) 5.50%, due
     2/1/17
 9.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities) 4.50%, due
     11/1/18
10. Federal Home Loan Mortgage Corporation 5.25%, due 11/5/12

 6   MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera, and Jeffrey H. Saxon of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. In implementing this strategy, we use a combined approach to investing. We analyze economic trends as well as factors pertinent to particular issuers and securities. The Fund's principal investments include U.S. Treasury bills, notes, and bonds, Ginnie Mae certificates, and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by Fannie Mae and Freddie Mac. We may sell securities when the condition of the economy, meaningful changes in an issuer's condition, or other factors suggest that the securities will no longer contribute to the Fund's ability to meet its investment objective.

WHAT ECONOMIC FORCES AFFECTED THE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Debate over the lasting effects of higher energy costs continued, with aggregate demand and inflation among the key concerns. Noting that "higher energy and other costs have the potential to add to inflation pressures," the Federal Open Market Committee raised the targeted federal funds rate to 3.75% on September 20, 2005. The move was the FOMC's eighth 25-basis-point increase during the 12-month reporting period. (A basis point is one-hundredth of a percentage point.) Since rebuilding activity following hurricanes Katrina and Rita may stimulate the economy, money-market futures anticipate that additional interest-rate hikes may be needed to keep inflation in check.

HOW DID THE TREASURY YIELD CURVE CHANGE DURING THE REPORTING PERIOD?

From October 29, 2004, to October 31, 2005, the two-year Treasury yield advanced 183 basis points (from 2.56% to 4.38%). Over the same period, five-year Treasury yields increased 116 basis points (from 3.29% to 4.45%) and 10-year Treasury yields rose 53 basis points (from 4.03% to 4.56%). On the other hand, 30-year Treasury yields declined four basis points (from 4.79% to 4.75%).(1)

With Federal Reserve action pushing short-term interest rates higher and foreign-investors supporting long bonds, the yield curve flattened substantially. The spread between two-year and 30-year Treasurys narrowed 186 basis points.

HOW DID YOU POSITION THE PORTFOLIO ACROSS THE VARIOUS BOND SECTORS AVAILABLE TO THE FUND?

At the end of October 2005, the Fund held approximately 5% of its net assets in Treasurys, 27% in agency debentures, 55% in residential mortgage-backed securities issued by government-sponsored and government-related enterprises, 5% in asset-backed securities, 6% in commercial mortgage-backed securities, and 2% in investment-grade corporate bonds.

During the reporting period, we favored securitized products for their relatively high credit quality, liquidity, and incremental yield. We diversified the Fund's holdings in securitized issues across residential mortgage-backed, commercial mortgage-backed, and asset-backed securities.

DID YOU MAKE ANY CHANGES TO THE FUND'S ALLOCATION DURING THE REPORTING PERIOD?

In prior periods, we used prepayments from mortgage-backed and asset-backed bonds to repurchase securities in the respective sectors. During the reporting period, we had two reasons for deciding to use such proceeds in other ways. First, we wanted to pare back the Fund's exposure to the mortgage-backed and asset-backed sectors because we felt that interest-rate volatility might increase during the Federal Reserve's tightening cycle. Second, we wanted to offset some of the Fund's extension risk--or the risk that rising rates might cause mortgage-backed securities to extend the Fund's duration.

During the reporting period, we also added incremental yield by rotating 10% of the Fund's assets from Treasurys into agency debentures. We added a 1% position in Treasury Inflation-Protected Securities (TIPS) to capitalize on higher energy prices. To trim credit risk, we shifted 1% of the Fund's net assets out of corporate bonds and asset-backed securities into commercial mortgage-backed securities.


Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of over 100% and may generate short- term capital gains which are taxable. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise and may generate short-term capital gains.

1. Source: Bloomberg-Historical yield curve data. Rounding may affect results.

                                                     www.MAINSTAYfunds.com     7

HOW DID YOU MANAGE THE FUND'S DURATION DURING THE REPORTING PERIOD?

We try to maintain the Fund's average duration between 3.75 and 4.25 years, a range that we believe is consistent with the Fund's peers. On October 31, 2005, the Fund's duration was 4.22 years. This is close to the top of the range and nearly a half year longer than the Fund's duration when the 12-month reporting period began. As we had anticipated, rising mortgage rates slowed prepayments of the loans that collateralize the Fund's mortgage-backed securities, which caused the Fund's duration to lengthen during the reporting period.

WHAT OTHER DECISIONS HAD A POSITIVE IMPACT ON THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The Fund benefited from our efforts to take advantage of a flattening Treasury yield curve. We increased the Fund's long-term exposure by adding long-dated agency debentures that offered a yield advantage over Treasury bonds. The Fund's agency debentures also generated attractive excess returns when compared to Treasury securities with similar durations. We also managed the Fund's mortgage-related extension risk by overweighting mortgage-backed securities that are less sensitive to prepayments. Finally, the Fund's position in Treasury Inflation-Protected Securities outperformed similar-duration Treasurys when the price of crude oil spiked.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Government Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
LONG-TERM BONDS (99.3%)+
ASSET-BACKED SECURITIES (4.6%)
-------------------------------------------------------------------------------
CONSUMER FINANCE (1.4%)
BMW Vehicle Owner Trust
  Series 2003-A, Class A3
  1.94%, due 2/25/07                                $   119,722   $     119,511
Harley-Davidson
  Motorcycle Trust
  Series 2002-1, Class A2
  4.50%, due 1/15/10                                  3,684,745       3,682,773
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                 1,207,149       1,197,201
                                                                  -------------
                                                                      4,999,485
                                                                  -------------
CONSUMER LOANS (0.7%)
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                 2,275,000       2,338,501
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (2.4%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                  1,620,000       1,627,188
Massachusetts RRB Special Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/13                                   6,533,057       6,919,352
                                                                  -------------
                                                                      8,546,540
                                                                  -------------
PERSONAL LOANS (0.0%)++
MMCA Automobile Trust
  Series 2001-2, Class A4
  4.22%, due 7/15/06 (a)                                120,565         120,546
                                                                  -------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                    506,500         508,682
                                                                  -------------
Total Asset-Backed Securities
  (Cost $16,145,682)                                                 16,513,754
                                                                  -------------

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
CORPORATE BONDS (1.9%)
-------------------------------------------------------------------------------
CONSUMER FINANCE (0.5%)
HSBC Finance Corp.
  5.00%, due 6/30/15                                $ 1,500,000   $   1,445,016
  6.375%, due 11/27/12                                  260,000         275,142
                                                                  -------------
                                                                      1,720,158
                                                                  -------------

ELECTRIC (0.5%)
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (b)                             2,000,000       1,979,620
                                                                  -------------

INSURANCE (0.5%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                                 1,780,000       1,767,211
                                                                  -------------

MEDIA (0.4%)
TCI Communications, Inc.
  8.75%, due 8/1/15                                   1,075,000       1,297,222
                                                                  -------------
Total Corporate Bonds
  (Cost $6,947,322)                                                   6,764,211
                                                                  -------------
MORTGAGE-BACKED SECURITIES (5.7%)
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.7%)
Banc of America Commercial Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 9/10/10                                 2,060,000       2,044,492
Citigroup Commercial Mortgage Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (b)                             2,968,950       2,912,334
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                2,000,000       1,924,617
Fannie Mae Grantor Trust
  Series 2003-T1, Class B
  4.491%, due 11/25/12                                3,865,000       3,761,603
  Series 1998-M6, Class A2
  6.32%, due 8/15/08                                  6,859,162       7,054,655
GS Mortgage Securities Corp. II
  Series 2001-ROCK, Class A1
  6.22%, due 5/3/18 (b)                               2,706,660       2,793,525
                                                                  -------------
Total Mortgage-Backed Securities
  (Cost $20,920,618)                                                 20,491,226
                                                                  -------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com    9

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
MUNICIPAL BOND (0.5%)
-------------------------------------------------------------------------------
TEXAS (0.5%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (a)                            $ 1,720,000   $   1,719,897
                                                                  -------------
Total Municipal Bond
  (Cost $1,752,575)                                                   1,719,897
                                                                  -------------
U.S. GOVERNMENT & FEDERAL AGENCIES (86.6%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.0%)
V   5.25%, due 11/5/12                               10,900,000      10,711,463
                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.7%)
  3.00%, due 8/1/10                                   5,425,001       5,133,913
  5.00%, due 6/1/33 (c)                               6,928,160       6,691,106
  5.00%, due 8/1/33                                   4,906,351       4,738,016
  5.00%, due 11/1/35 TBA(d)                           5,645,000       5,429,784
  5.50%, due 12/1/35 TBA(d)                           9,465,000       9,328,941
                                                                  -------------
                                                                     31,321,760
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (20.6%)
  2.80%, due 3/1/19
  6.90%, beginning 3/1/06                             1,750,000       1,738,539
V   4.00%, due 9/2/08                                16,935,000      16,589,035
  4.375%, due 7/17/13                                 5,140,000       4,914,195
  5.25%, due 1/15/09                                  5,700,000       5,797,516
  5.25%, due 8/1/12                                   3,805,000       3,833,153
  5.50%, due 5/2/06                                   6,970,000       7,007,352
  6.25%, due 2/1/11                                   1,875,000       1,975,464
V   6.625%, due 9/15/09                              16,975,000      18,087,507
V   6.625%, due 11/15/30                             11,895,000      14,309,697
                                                                  -------------
                                                                     74,252,458
                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (43.3%)
  3.356%, due 4/1/34 (a)(c)                           5,461,139       5,403,875
V   4.50%, due 7/1/18 (c)                            20,572,800      19,928,648
V   4.50%, due 11/1/18 (c)                           12,159,145      11,778,431
  5.00%, due 9/1/17 (c)                               8,228,154       8,125,601
  5.00%, due 12/1/35 TBA(d)                          10,405,000      10,001,806
  5.50%, due 1/1/17                                     582,374         586,615
V   5.50%, due 2/1/17 (c)                            13,440,049      13,539,478
V   5.50%, due 12/1/20 TBA(d)                        19,180,000      19,281,884
  5.50%, due 11/1/33                                  6,583,311       6,505,060
  5.50%, due 12/1/33 (c)                              7,182,916       7,097,538
V   5.50%, due 12/1/35 TBA(d)                        14,035,000      13,824,475
  6.00%, due 12/1/16                                  1,344,024       1,375,251
  6.00%, due 11/1/32                                  3,652,549       3,688,588

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
V   6.00%, due 12/1/35 TBA(d)                       $23,965,000   $  24,137,260
  6.50%, due 10/1/31 (c)                              1,827,426       1,879,393
  7.00%, due 7/1/31 (c)                               1,262,623       1,320,872
  7.00%, due 11/1/32 (c)                              1,729,005       1,808,755
  7.50%, due 1/1/30                                     466,143         492,872
  7.50%, due 4/1/31 (c)                               3,662,917       3,876,312
  7.50%, due 8/1/31                                     535,600         565,607
                                                                  -------------
                                                                    155,218,321
                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (3.2%)
6.00%, due 8/15/32 (c)                                3,197,617       3,254,731
6.00%, due 12/15/32                                   2,411,075       2,453,910
6.50%, due 8/15/28                                    1,044,560       1,086,474
6.50%, due 4/15/31 (c)                                2,847,491       2,958,867
7.50%, due 12/15/28                                   1,064,302       1,129,614
7.50%, due 2/15/32                                      525,800         556,915
                                                                  -------------
                                                                     11,440,511
                                                                  -------------
HVIDE VAN OMMEREN TANKERS LLC (1.6%)
Series I
  7.54%, due 12/14/23                                 2,892,000       3,003,429
Series II
  7.54%, due 12/14/23                                 2,894,000       3,005,506
                                                                  -------------
                                                                      6,008,935
                                                                  -------------
TENNESSEE VALLEY AUTHORITY (1.4%)
4.65%, due 6/15/35                                    5,605,000       5,185,230
                                                                  -------------

UNITED STATES TREASURY BONDS (3.2%)
6.25%, due 8/15/23 (e)                                5,275,000       6,156,294
8.75%, due 8/15/20 (e)                                3,695,000       5,228,425
                                                                  -------------
                                                                     11,384,719
                                                                  -------------
UNITED STATES TREASURY NOTES (1.6%)
2.00%, due 7/15/14 T.I.P.(f)                          4,167,040       4,177,945
4.00%, due 2/15/15 (e)                                1,435,000       1,372,163
                                                                  -------------
                                                                      5,550,108
                                                                  -------------
Total U.S. Government & Federal Agencies
  (Cost $314,385,517)                                               311,073,505
                                                                  -------------
Total Long-Term Bonds
  (Cost $360,151,714)                                               356,562,593
                                                                  -------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
SHORT-TERM INVESTMENTS (24.3%)
-------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.1%)
Skandinaviska Enskilda
  Banken AB
  4.082%, due 2/22/06 (a)(g)                        $   240,065   $     240,065
                                                                  -------------
Total Certificate of Deposit
  (Cost $240,065)                                                       240,065
                                                                  -------------
COMMERCIAL PAPER (0.1%)
Compass Securitization
  3.993%, due 11/22/05 (g)                              171,475         171,475
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (g)                               102,885         102,885
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (g)                              101,802         101,802
                                                                  -------------
Total Commercial Paper
  (Cost $376,162)                                                       376,162
                                                                  -------------

FEDERAL AGENCIES (22.5%)
Federal Home Loan Bank
  (Discount Notes)
  3.70%, due 11/1/05                                  7,085,000       7,085,000
  3.75%, due 11/9/05                                 10,000,000       9,991,667
  3.77%, due 11/25/05                                10,000,000       9,974,866
                                                                  -------------
                                                                     27,051,533
                                                                  -------------
Federal Home Loan Mortgage Corporation
  (Discount Notes)
  3.72%, due 11/8/05                                 16,010,000      15,998,419
  3.81%, due 12/1/05                                  9,110,000       9,081,076
                                                                  -------------
                                                                     25,079,495
                                                                  -------------
Federal National Mortgage Association
  (Discount Notes)
  3.72%, due 11/1/05                                  7,605,000       7,605,000
  3.73%, due 11/14/05                                21,160,000      21,131,499
                                                                  -------------
                                                                     28,736,499
                                                                  -------------
Total Federal Agencies
  (Cost $80,867,527)                                                 80,867,527
                                                                  -------------

                                                         SHARES
INVESTMENT COMPANY (0.4%)
BGI Institutional Money Market Fund (g)               1,563,909       1,563,909
                                                                  -------------
Total Investment Company
  (Cost $1,563,909)                                                   1,563,909
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT           VALUE
TIME DEPOSITS (1.2%)
Bank of the West (The)
  4.02%, due 12/8/05 (g)                            $   651,606   $     651,606
Barclays
  3.92%, due 12/5/05 (g)                                274,360         274,360
  3.94%, due 11/28/05 (g)                               308,656         308,656
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (g)                                240,065         240,065
Deutsche Bank
  3.95%, due 12/2/05 (g)                                274,360         274,360
First Tennessee National Corp.
  3.88%, due 11/14/05 (g)                               274,360         274,360
Fortis Bank
  4.00%, due 12/12/05 (g)                               308,655         308,655
Halifax Bank of Scotland
  3.75%, due 11/1/05 (g)                                274,360         274,360
Keybank
  4.00%, due 11/1/05 (g)                                306,790         306,790
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (g)                               274,360         274,360
Societe Generale
  3.77%, due 11/1/05 (g)                                583,016         583,016
UBS AG
  4.01%, due 12/13/05 (g)                               274,360         274,360
Wells Fargo & Co.
  4.00%, due 11/25/05 (g)                               274,360         274,360
                                                                  -------------
Total Time Deposits
  (Cost $4,319,308)                                                   4,319,308
                                                                  -------------
Total Short-Term Investments
  (Cost $87,366,971)                                                 87,366,971
                                                                  -------------
Total Investments
  (Cost $447,518,685) (h)                                 123.6%    443,929,564(i)
Liabilities in Excess of
  Cash and Other Assets                                   (23.6)    (84,759,714)
                                                    -----------   -------------
Net Assets                                                100.0%  $ 359,169,850
                                                    ===========   =============

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

++   Less than one tenth of a percent.
(a)  Floating rate. Rate shown is the rate in effect at
     October 31, 2005.
(b)  May be sold to institutional investors only.
(c)  Segregated or partially segregated as collateral for
     TBA's.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement. The market value of these
     securities at October 31, 2005 is $82,004,150.
(e)  Represents security, or a portion thereof, which is out on loan.
(f)  Treasury Inflation Indexed Security-Pays a fixed rate of interest on a principal amount that is continuously
     adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(g)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(h)  The cost for federal income tax purposes is
     $447,577,394.
(i)  At October 31, 2005, net unrealized depreciation was
     $3,647,830 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $2,164,028 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $5,811,858.

 12   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $447,518,685) including
  $82,004,150 and $6,252,100 market value of
  TBA securities and securities loaned,
  respectively                                  $443,929,564
Cash                                                   1,817
Receivables:
  Investment securities sold                       6,951,481
  Dividends and interest                           2,599,004
  Fund shares sold                                   458,800
  Receivable from Manager                             46,039
Other assets                                          23,990
                                                -------------
    Total assets                                 454,010,695
                                                -------------
LIABILITIES:
Securities lending collateral                      6,499,444
Payables:
  Investment securities purchased                 86,672,865
  Fund shares redeemed                               795,462
  Transfer agent                                     427,380
  NYLIFE Distributors                                169,859
  Shareholder communication                           86,787
  Professional                                        40,887
  Custodian                                            6,214
Accrued expenses                                      16,603
Dividend payable                                     125,344
                                                -------------
    Total liabilities                             94,840,845
                                                -------------
Net assets                                      $359,169,850
                                                =============

COMPOSITION OF NET ASSETS:
Shares of beneficial interest (par value of
  $.01 per share) unlimited number of shares
  authorized:
  Class A                                       $     93,888
  Class B                                            336,048
  Class C                                              9,511
  Class I                                                 20
Additional paid-in capital                       402,184,427
Distributions in excess of net investment
  income                                             (71,711)
Accumulated net realized loss on investments     (39,793,212)
Net unrealized depreciation on investments        (3,589,121)
                                                -------------
Net assets                                      $359,169,850
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 76,816,376
                                                =============
Shares of beneficial interest outstanding          9,388,776
                                                =============
Net asset value per share outstanding           $       8.18
Maximum sales charge (4.50% of offering price)          0.39
                                                -------------
Maximum offering price per share outstanding    $       8.57
                                                =============
CLASS B
Net assets applicable to outstanding shares     $274,565,576
                                                =============
Shares of beneficial interest outstanding         33,604,753
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.17
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  7,771,742
                                                =============
Shares of beneficial interest outstanding            951,096
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.17
                                                =============
CLASS I
Net assets applicable to outstanding shares     $     16,156
                                                =============
Shares of beneficial interest outstanding              1,968
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.21
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 16,398,942
  Income from securities loaned--net                  72,108
                                                ------------
    Total income                                  16,471,050
                                                ------------
EXPENSES:
  Manager                                          2,375,635
  Distribution--Class B                            2,278,649
  Distribution--Class C                               62,182
  Transfer agent--Classes A, B and C               1,520,173
  Transfer agent--Class I                                 47
  Distribution/Service--Class A                      209,524
  Service--Class B                                   759,550
  Service--Class C                                    20,727
  Professional                                       108,363
  Shareholder communication                          104,124
  Recordkeeping                                       66,261
  Registration                                        52,594
  Custodian                                           42,318
  Trustees                                            29,964
  Miscellaneous                                       25,498
                                                ------------
    Total expenses before waiver/reimbursement     7,655,609
  Expense waiver/reimbursement from Manager       (1,157,488)
                                                ------------
    Net expenses                                   6,498,121
                                                ------------
Net investment income                              9,972,929
                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   3,097,109
Net change in unrealized appreciation on
  investments                                    (12,999,649)
                                                ------------
Net realized and unrealized loss on
  investments                                     (9,902,540)
                                                ------------
Net increase in net assets resulting from
  operations                                    $     70,389
                                                ============

 14   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   9,972,929   $  11,002,983
 Net realized gain (loss) on
  investments                            3,097,109      (2,060,653)
 Net change in unrealized
  appreciation (depreciation) on
  investments                          (12,999,649)      4,945,761
                                     -----------------------------
 Net increase in net assets
  resulting from operations                 70,389      13,888,091
                                     -----------------------------
Dividends to shareholders:
 From net investment income:
   Class A                              (2,706,725)     (2,788,796)
   Class B                              (7,476,171)     (9,032,735)
   Class C                                (204,772)       (249,466)
   Class I                                    (606)           (374)
 Return of capital:
   Class A                                      --        (598,637)
   Class B                                      --      (1,938,443)
   Class C                                      --         (54,422)
                                     -----------------------------
 Total dividends to shareholders       (10,388,274)    (14,662,873)
                                     -----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              22,653,777      28,921,503
   Class B                              12,287,303      18,905,610
   Class C                               2,248,347       2,369,344
   Class I                                   5,200          41,932
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                               2,395,498       2,971,684
   Class B                               6,291,823       9,046,769
   Class C                                 155,292         226,402
   Class I                                     250             288
                                     -----------------------------
                                        46,037,490      62,483,532
 Cost of shares redeemed:
   Class A                             (32,537,780)    (45,088,467)
   Class B                             (70,008,494)   (101,629,897)
   Class C                              (3,035,383)     (6,344,857)
   Class I                                 (15,039)        (15,979)
                                     -----------------------------
                                      (105,596,696)   (153,079,200)
    Decrease in net assets derived
     from capital share
     transactions                      (59,559,206)    (90,595,668)
                                     -----------------------------
    Net decrease in net assets         (69,877,091)    (91,370,450)

NET ASSETS:
Beginning of year                      429,046,941     520,417,391
                                     -----------------------------
End of year                          $ 359,169,850   $ 429,046,941
                                     =============================
Distributions in excess of net
 investment income at end of year    $     (71,711)  $    (202,062)
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  CLASS A
                                ----------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002         2001         2000
Net asset value at beginning
  of period                     $  8.40      $  8.42        $  8.67        $  8.25      $  8.19      $  7.75
                                -------      -------      -----------      -------      -------      -------
Net investment income              0.26         0.25           0.20           0.32         0.39(a)(f)    0.46(a)
Net realized and unrealized
  gain (loss) on investments      (0.21)        0.05          (0.16)          0.47         0.12(f)      0.45
                                -------      -------      -----------      -------      -------      -------
Total from investment
  operations                       0.05         0.30           0.04           0.79         0.51         0.91
                                -------      -------      -----------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income      (0.27)       (0.28)         (0.29)         (0.37)       (0.39)       (0.46)
  Return of capital                  --        (0.04)            --             --        (0.06)       (0.01)
                                -------      -------      -----------      -------      -------      -------
Total dividends and
  distributions                   (0.27)       (0.32)         (0.29)         (0.37)       (0.45)       (0.47)
                                -------      -------      -----------      -------      -------      -------
Net asset value at end of
  period                        $  8.18      $  8.40        $  8.42        $  8.67      $  8.25      $  8.19
                                =======      =======      ===========      =======      =======      =======
Total investment return (b)       0.59%         3.60%          0.50%(c)       9.75%        6.33%       12.20%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income         3.09%         2.96%          2.85%+         3.76%        4.71%(f)     5.89%
    Net expenses                  1.05%         1.25%          1.25%+         1.19%        1.17%        1.16%
    Expenses (before
      waiver/reimbursement)       1.34%         1.27%          1.25%+         1.19%        1.17%        1.16%
Portfolio turnover rate             164%(e)      110%            99%           117%         151%         324%
Net assets at end of period
  (in 000's)                    $76,816      $86,516        $99,852        $92,581      $59,405      $58,674

                                                                    CLASS C
                                --------------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                 2005         2004           2003             2002         2001           2000
Net asset value at beginning
  of period                     $  8.39      $  8.40        $  8.66          $  8.24      $  8.18        $  7.73
                                -------      -------      -----------        -------      -------        -------
Net investment income              0.20         0.17           0.14             0.26         0.33(a)(f)     0.40(a)
Net realized and unrealized
  gain (loss) on investments     (0.21)         0.07          (0.16)            0.46         0.12(f)        0.46
                                -------      -------      -----------        -------      -------        -------
Total from investment
  operations                     (0.01)         0.24          (0.02)            0.72         0.45           0.86
                                -------      -------      -----------        -------      -------        -------
Less dividends and
  distributions:
  From net investment income     (0.21)        (0.21)         (0.24)           (0.30)       (0.34)         (0.41)
  Return of capital                  --        (0.04)            --               --        (0.05)         (0.00)(d)
                                -------      -------      -----------        -------      -------        -------
Total dividends and
  distributions                  (0.21)        (0.25)         (0.24)           (0.30)       (0.39)         (0.41)
                                -------      -------      -----------        -------      -------        -------
Net asset value at end of
  period                        $  8.17      $  8.39        $  8.40          $  8.66      $  8.24        $  8.18
                                =======      =======      ===========        =======      =======        =======
Total investment return (b)       (0.17)%       2.92%         (0.25)%(c)        8.94%        5.54%         11.49%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          2.34%        2.21%          2.10%+           3.01%        3.96%(f)       5.14%
    Net expenses                   1.80%        2.00%          2.00%+           1.94%        1.92%          1.91%
    Expenses (before
      waiver/reimbursement)        2.09%        2.02%          2.00%+           1.94%        1.92%          1.91%
Portfolio turnover rate             164%(e)      110%            99%             117%         151%           324%
Net assets at end of period
  (in 000's)                    $ 7,772      $ 8,620        $12,385          $17,940      $ 9,245        $ 5,059

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.
(e)  The portfolio turnover rate not including mortgage dollar rolls for the year ended October
     31, 2005 is 31%.
(f)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.03)       ($0.03)       ($0.03)
Increase net realized gain and unrealized gains and losses        0.03          0.03          0.03
Decrease ratio of net investment income                          (0.37%)       (0.37%)       (0.37%)

 16   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
  ---------------------------------------------------------------------------------
                              JANUARY 1,
                                 2003*
                                THROUGH
  YEAR ENDED OCTOBER 31,      OCTOBER 31,            YEAR ENDED DECEMBER 31,
    2005          2004           2003            2002          2001          2000
<S
  $   8.39      $   8.40       $   8.66        $   8.24      $   8.18      $   7.73
  --------      --------      -----------      --------      --------      --------
      0.20          0.17           0.14            0.26          0.33(a)(f)     0.40(a)
     (0.21)         0.07          (0.16)           0.46          0.12(f)       0.46
  --------      --------      -----------      --------      --------      --------
     (0.01)         0.24          (0.02)           0.72          0.45          0.86
  --------      --------      -----------      --------      --------      --------
     (0.21)        (0.21)         (0.24)          (0.30)        (0.34)        (0.41)
        --         (0.04)            --              --         (0.05)        (0.00)(d)
  --------      --------      -----------      --------      --------      --------
     (0.21)        (0.25)         (0.24)          (0.30)        (0.39)        (0.41)
  --------      --------      -----------      --------      --------      --------
  $   8.17      $   8.39       $   8.40        $   8.66      $   8.24      $   8.18
  ========      ========      ===========      ========      ========      ========
    (0.17)%         2.92%         (0.25)%(c)       8.94%         5.54%        11.49%
      2.34%         2.21%          2.10%+          3.01%         3.96%(f)      5.14%
      1.80%         2.00%          2.00%+          1.94%         1.92%         1.91%
      2.09%         2.02%          2.00%+          1.94%         1.92%         1.91%
       164%(e)       110%            99%            117%          151%          324%
  $274,566      $333,884       $408,180        $477,341      $411,271      $403,374

                       CLASS I
                   ---------------
                     JANUARY 2,
                        2004
  YEAR ENDED           THROUGH
  OCTOBER 31,        OCTOBER 31,
     2005               2004
<S
     $8.41             $ 8.44
  -----------      ---------------
      0.37               0.29
     (0.28)             (0.04)
  -----------      ---------------
      0.09               0.25
  -----------      ---------------
     (0.29)             (0.28)
        --                 --
  -----------      ---------------
     (0.29)             (0.28)
  -----------      ---------------
     $8.21             $ 8.41
  ===========      ===============
      1.08%              2.99%(c)
      3.47%              3.34%+
      0.67%              0.87%+
      0.96%              0.89%+
       164%(e)            110%
     $  16             $   26

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Fund forgoes principal and interest on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

 18   MainStay Government Fund

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between distributions in excess of net investment income, net realized loss and additional paid-in capital arising from permanent differences; net assets at October 31, 2005 are not affected.

             UNDISTRIBUTED   ACCUMULATED NET REALIZED
     NET INVESTMENT INCOME        LOSS ON INVESTMENTS
         $545,696                   $ (545,696)
 ----------------------------------------------------

The reclassification for the Fund is primarily due to paydowns.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

                                                    www.MAINSTAYfunds.com     19

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.55% on assets in excess of $1 billion. In addition, effective August 1, 2004, NYLIM voluntarily agreed to waive its management fee by 0.10% on assets up to $1 billion and 0.45% on assets in excess of $1 billion. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.05% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $302,892 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, NYLIM had agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses would not exceed on an annualized basis 1.05% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $2,375,635, and waived its fee and/or reimbursed expenses in the amount of $1,157,488.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $1 billion and 0.275% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $23,490 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,500, $215,418 and $1,780, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $1,520,220.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective

 20   MainStay Government Fund

Funds. Thus the Fund only pays a portion of the fees identified above.

F) CAPITAL. At October 31, 2005, New York Life and its affiliates held shares of Class I with a net asset value of $1,009. This represents 6.2% of the Class I shares net assets and less than one-tenth of one percent of the Fund's total net assets at October 31, 2005.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $10,303 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $66,261 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, State Street Bank and Trust Company acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

   ACCUMULATED
 UNDISTRIBUTED
           NET   ACCUMULATED         OTHER                         TOTAL
    INVESTMENT       CAPITAL     TEMPORARY     UNREALIZED    ACCUMULATED
        INCOME        LOSSES   DIFFERENCES   APPRECIATION           LOSS
 $112,342.....  $(39,793,212)   $(125,344)   $(3,647,830)   $(43,454,044)
 -----------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to premium amortization adjustments.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $39,793,212 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS                    AMOUNTS
        AVAILABLE THROUGH                  (000'S)
               2007                 $29,405
               2008                   6,930
               2012                   3,458
       -------------------------------------------
                                    $39,793
       -------------------------------------------

The Fund utilized $2,551,413 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the years ended October 31, 2005 and 2004, shown in the Statement of Changes in Net Assets, was as follows:

                                        2005           2004
Distributions paid from:
  Ordinary Income               $10,388,274    $12,071,371
  Return of Capital                      --      2,591,502
-----------------------------------------------------------
                                $10,388,274    $14,662,873
-----------------------------------------------------------

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of U. S. Government securities were $615,387 and $643,839, respectively. Purchase and sales of securities, other than U.S. Government securities and short-term securities, were $27,382 and $21,069, respectively.

NOTE 7--PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $6,252,100. The Fund received $6,499,444 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no

                                                    www.MAINSTAYfunds.com     21
borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                2,719     1,477      270        --(a)
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                288       758       19        --(a)
-------------------------------------------------------------------------------
                                           3,007     2,235      289        --(a)
-------------------------------------------------------------------------------
Shares redeemed                           (3,912)   (8,414)    (365)       (1)
-------------------------------------------------------------------------------
Net decrease                                (905)   (6,179)     (76)       (1)
-------------------------------------------------------------------------------

                                                        YEAR ENDED
                                                     OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold                                3,442     2,242      283         5
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                355     1,081       27        --(a)
--------------------------------------------------------------------------------
                                           3,797     3,323      310         5
--------------------------------------------------------------------------------
Shares redeemed                           (5,368)   (12,128)   (757)       (2)
--------------------------------------------------------------------------------
Net increase (decrease)                   (1,571)   (8,805)    (447)        3
--------------------------------------------------------------------------------

(a) Less than one thousand.
*   Commencement of Operations on January 2, 2004.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Government Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 22   MainStay Government Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com     23

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 24   MainStay Government Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     25

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Government Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's underperformance when compared over several time periods with funds concluded by Trustees to be peers of the Fund, and the means outlined by the Manager and the Subadvisor to the Board designed to address the Fund's comparative performance.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distribut-

                                                    www.MAINSTAYfunds.com     27
ing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

 28   MainStay Government Fund

IMPORTANT TAX INFORMATION (UNAUDITED)

For State individual income tax purposes, the Fund hereby designates 27.75% of the ordinary income dividends paid during its fiscal year ended October 31, 2005 as attributable to interest income from Direct Obligations of the United States. Such dividends may be exempt from individual income tax purposes in most states including New York, California and the District of Columbia. Consult your tax advisor for further details.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

 30   MainStay Government Fund

                               [True Blank Page]

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A07960         (RECYCLE LOGO)                        MS475-05  MSG11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     2
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          3
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          21
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 26
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       33
--------------------------------------------------------------------------------

Trustees and Officers                                                         34
--------------------------------------------------------------------------------

Board Consideration and Approval of Management Subadvisory Agreements         37
--------------------------------------------------------------------------------

Federal Income Tax Information                                                39
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          39
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        39
--------------------------------------------------------------------------------

MainStay Funds                                                                40

 2   MainStay High Yield Corporate Bond Fund

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       1.10%  7.81%   7.89%
Excluding sales charges  5.86   8.81    8.39

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS A                     YIELD INDEX
                                                               -----------------------------     -------------------------------
10/31/95                                                                     9550                              10000
                                                                          11031.8                            11047.2
                                                                          12717.7                            12676.5
                                                                          12278.8                            12360.6
                                                                          13857.8                            13045.4
                                                                          14017.8                            12945.4
                                                                          13276.1                            12993.1
                                                                          12482.7                            12984.7
                                                                          17946.9                            17069.7
                                                                            20196                            19282.1
10/31/05                                                                    21380                            19964.3

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       0.12%  7.71%   7.62%
Excluding sales charges  5.04   7.99    7.62

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS B                     YIELD INDEX
                                                               -----------------------------     -------------------------------
10/31/95                                                                    10000                              10000
                                                                          11485.8                            11047.2
                                                                          13174.3                            12676.5
                                                                          12620.5                            12360.6
                                                                          14144.9                            13045.4
                                                                          14194.4                            12945.4
                                                                          13333.2                            12993.1
                                                                          12472.2                            12984.7
                                                                          17776.2                            17069.7
                                                                          19846.6                            19282.1
10/31/05                                                                  20846.3                            19964.3

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       4.05%  7.99%   7.62%
Excluding sales charges  5.04   7.99    7.62

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS C                     YIELD INDEX
                                                               -----------------------------     -------------------------------
10/31/95                                                                    10000                              10000
                                                                          11485.8                            11047.2
                                                                          13174.3                            12676.5
                                                                          12620.5                            12360.6
                                                                          14144.9                            13045.4
                                                                          14194.4                            12945.4
                                                                          13333.2                            12993.1
                                                                          12472.2                            12984.7
                                                                          17776.2                            17069.7
                                                                          19846.6                            19282.1
10/31/05                                                                  20846.3                            19964.3

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C, and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     3

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         6.12%  9.06%   8.67%

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE     CREDIT SUISSE FIRST BOSTON HIGH
                                                                     BOND FUND CLASS I                     YIELD INDEX
                                                               -----------------------------     -------------------------------
10/31/95                                                                    10000                              10000
                                                                          11592.6                            11047.2
                                                                          13419.6                            12676.5
                                                                            12972                            12360.6
                                                                          14681.1                            13045.4
                                                                          14885.6                            12945.4
                                                                          14116.6                            12993.1
                                                                          13320.4                            12984.7
                                                                          19194.5                            17069.7
                                                                          21646.2                            19282.1
10/31/05                                                                    22971                            19964.3

                                                 ONE    FIVE     TEN
BENCHMARK PERFORMANCE                           YEAR    YEARS   YEARS
---------------------------------------------------------------------

Credit Suisse First Boston(TM) High Yield
Index(1)                                         3.54%  9.05%   7.16%
Average Lipper high current yield fund(2)        3.25   6.26    5.44

1. The Credit Suisse First Boston(TM) High Yield Index is an unmanaged, market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. The Credit Suisse First Boston(TM) High Yield Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES           5% RETURN           EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             AND ACTUAL            PAID
                                        VALUE           EXPENSES)           DURING            EXPENSES)            DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,042.60            $5.25            $1,019.90             $5.19
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,037.95            $9.09            $1,016.15             $8.99
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,037.95            $9.09            $1,016.15             $8.99
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,041.75            $4.17            $1,020.95             $4.13
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each Class (1.02% for Class A, 1.77% for Class B and Class C, and 0.81% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                     www.MAINSTAYfunds.com     5

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                         SHORT-
                          TERM
                       INVESTMENTS
                       (COLLATERAL
                          FROM                                     LOAN
                       SECURITIES                              ASSIGNMENTS                                         ASSET-
CORPORATE                LENDING     FOREIGN    CONVERTIBLE        AND          COMMON     YANKEE    PREFERRED     BACKED
BONDS                   IS 7.0%)      BONDS        BONDS      PARTICIPATIONS    STOCKS     BONDS      STOCKS     SECURITIES
---------              -----------   -------    -----------   --------------    ------     ------    ---------   ----------
58.8                      19.10        8.70        5.00            4.50          2.70       2.50       1.80         1.00


                                                LIABILITIES
                                                    IN
                                                  EXCESS
                                                  OF CASH
                       CONVERTIBLE                  AND
CORPORATE               PREFERRED                  OTHER
BONDS                     STOCK      WARRANTS     ASSETS
---------              -----------   --------   -----------
58.8                      0.60         0.20        (4.90)

See Portfolio of Investments on page 9 for specific holdings within these categories.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Motors Acceptance Corp. 8.00%, due 11/1/31
 2.  Sovereign Real Estate Investment Corp. 12.00%
 3.  Calpine Corp. 8.50%, due 7/15/10
 4.  El Paso Production Holding Co. 7.75%, due 6/1/13
 5.  Goodyear Tire & Rubber Co. (The) 12.75%, due 3/1/11
 6.  CanWest Media Inc. 8.00%, due 9/15/12
 7.  Qwest Services Corp. 13.50%, due 12/15/10
 8.  Crescent Real Estate Equities, L.P., 7.50%, due 9/15/07
 9.  Cedar Brakes 1 LLC 9.875%, due 9/1/13
10.  Rainbow National Services LLC 10.375%, due 9/1/14

 6   MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald E. Morgan and J. Matthew Philo of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or, if unrated, that we consider to be of comparable quality. In implementing this strategy, we seek to identify investment opportunities based primarily on the financial condition and competitiveness of individual companies. The Fund's principal investments include domestic corporate debt securities, Yankee or dollar-denominated debt securities, zero coupon bonds, U.S. government securities, convertible corporate bonds, and loan participation interests. The Fund may invest up to 20% of its assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.(1)

WHAT WERE SOME OF THE TRENDS THAT DROVE THE HIGH-YIELD MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Despite periods of volatility, the high-yield market generated positive results during the reporting period. The most significant factor facing the market was the tight yield spread(2) between high-yield bonds and U.S. Treasury bonds. This may perhaps account for the flow of funds away from high-yield mutual funds during the reporting period. High-yield default rates have remained at historical lows. For the first 10 months of 2005, the high-yield new-issue market slowed from its record pace in 2004. We believe that the overall quality of new issues has declined.

WHAT EFFECT DID THESE MARKET TRENDS HAVE ON THE FUND?

Traditionally, high-yield bond spreads reflect the amount of additional yield investors receive for assuming additional risk. In response to the low yield-spread environment, we broadly diversified the Fund and reduced or eliminated positions that carried higher risk. Slower new issuance and lower-quality offerings limited a key source of new investments for the Fund. In the wake of strong high-yield performance in 2003 and 2004, the secondary market also provided fewer buying opportunities that we considered attractive. As a result, cash levels in the Fund rose during the reporting period. Higher-than-normal tenders from bond issuers have also added to the Fund's cash level. (A tender is a payment for bonds called prior to maturity.)

HOW DID YOU POSITION THE FUND FROM AN INDUSTRY PERSPECTIVE?

We are bottom-up investors, so the Fund's exposure to various sectors and industries is primarily the result of individual security selection. During the 12 months ended October 31, 2005, we reduced the Fund's exposure to bonds in the utilities, cable, and broadcasting industries.(3) Over the same period, we increased the Fund's absolute weightings in automotive, information technology, diversified media, retail, and real estate development bonds.

At the end of the reporting period, the Fund's largest overweighted positions relative to the Credit Suisse First Boston(TM) High Yield Index(4) were in the information technology, financial, real estate development,


High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains, which are taxable. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.
1. Bonds rated B by Moody's Investors Service are deemed by Moody's to generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3. Industries mentioned in the Portfolio Management Discussion and Analysis are those included in the Credit Suisse First Boston(TM) High Yield Index. Industries in the Portfolio of Investments reflect the Global Industry Classification Standard (GICS) developed by Standard & Poor's and MSCI.
4. See footnote on page 4 for more information on the Credit Suisse First Boston(TM) High Yield Index.

                                                     www.MAINSTAYfunds.com     7
packaging, and medical products industries. At the same time, the Fund held underweighted positions relative to the Index in gaming, utility, manufacturing, consumer non-durables, and food and drug bonds.

DID YOU ADJUST THE FUND'S DURATION POSITIONING DURING THE REPORTING PERIOD?

As bottom-up investors, duration is primarily a residual of our investment process. We believe that high-yield bonds have risk and reward characteristics similar to those of equities. As a result, traditional fixed-income strategies, such as yield-curve positioning, maturity structure, and duration management are not the focal point of our investment process. That said, we believe that our general duration parameters of plus or minus 10% relative to the benchmark index may serve to reduce the duration risk of the Fund. The duration of the high-yield market has historically fluctuated around four years. This is true for several reasons. Coupons are generally higher than those of investment-grade fixed-income securities, few high-yield bonds are issued with maturities of 15 or more years, and call provisions often allow for refinancing. Given the low-spread and rising-rate environment during the reporting period, the Fund has had a shorter duration than its benchmark index.

WHICH SECURITIES WERE STRONG AND WEAK PERFORMERS DURING THE REPORTING PERIOD?

The Fund's top performers included At Home, UnitedGlobalCom, ICO Global Communications Holdings, President Casinos, and General Motors Acceptance Corp. The Fund's weak performers included Collins & Aikman Products, Northwest Airlines, Delta Air Lines, Globix Corp., and Abitibi-Consolidated.

At Home, an Internet service provider that filed for bankruptcy protection in 2001, had partnered with several prominent cable partners, the largest of which was AT&T. The company reached a substantial settlement with AT&T weeks before a major lawsuit was to go to trial. This resulted in a significant award that helped the Fund's performance.

While the market had priced in the possibility of defaults before Delta Air Lines and Northwest Airlines filed for bankruptcy in September 2005, the airline industry as a whole showed poor performance during the reporting period. Rising oil prices and their impact on the cost of jet fuel drove the Fund's investments in Delta Air Lines and Northwest Airlines downward. The Fund continues to hold Delta and Northwest because we see attractive value in these companies relative to their current trading levels.

Bonds of automakers General Motors and Ford Motor traded at yields comparable to high-yield issuers for several months before both companies faced credit downgrades by Moody's and S&P in early May 2005. We initiated a large position in General Motors Acceptance Corp. (GMAC) earlier in 2005, before the debt was downgraded. GMAC now constitutes a large part of the high-yield market. We view GMAC as a separate issuer from General Motors because the companies have distinctly separate assets covering their bonds, separate financial statements, and separate boards. News reports that General Motors has considered selling or spinning off GMAC have strengthened the performance of GMAC bonds.

WERE THERE ANY OTHER AREAS THAT DIDN'T MEET YOUR EXPECTATIONS?

The Fund's position in automotive interior components and systems manufacturer Collins & Aikman Products had a significant negative impact on performance. When the auto industry suffered in the first quarter of 2005, we met with Collins & Aikman's management team. A few weeks after our meeting, the CEO was forced out by the company's board and accounting irregularities were disclosed. The bonds traded down sharply, and the company filed for bankruptcy protection.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2005, we established positions in General Motors Acceptance Corp. and added to CanWest Media, Qwest Services, El Paso/Cedar Brakes, and Qwest Communications International. Significant sales during the reporting period included UnitedGlobalCom, El Paso/Cedar Brakes, Hollinger Participation Trust, TSI Telecommunications, and FrontierVision Capital Corp.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay High Yield Corporate Bond Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LONG-TERM BONDS (80.5%)+
ASSET-BACKED SECURITIES (1.0%)
---------------------------------------------------------------------------------
ELECTRIC (0.9%)
AES Eastern Energy LP
  Series 1999-A
  9.00%, due 1/2/17                                 $ 17,861,376   $   20,629,889
  Series 1999-B
  9.67%, due 1/2/29                                   16,820,000       21,025,000
                                                                   --------------
                                                                       41,654,889
                                                                   --------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
  Series 1995-A
  9.30%, due 7/1/15                                    3,031,320        3,001,007
                                                                   --------------
Total Asset-Backed Securities
  (Cost $36,928,926)                                                   44,655,896
                                                                   --------------
CONVERTIBLE BONDS (5.0%)
---------------------------------------------------------------------------------
ADVERTISING (0.1%)
Lamar Advertising Co.
  2.875%, due 12/31/10 (a)                             4,755,000        5,087,850
                                                                   --------------
AIRLINES (0.0%) ++
Delta Air Lines, Inc.
  8.00%, due 6/3/23 (b)(c)                            11,530,000        1,960,100
                                                                   --------------
BIOTECHNOLOGY (0.3%)
Amgen, Inc.
  (zero coupon), due 3/1/32                           18,680,000       14,547,050
                                                                   --------------
HEALTH CARE-SERVICES (1.2%)
Laboratory Corp. of
  America Holdings
  (zero coupon), due 9/11/21                          43,980,000       32,435,250
Lincare Holdings, Inc.
  3.00%, due 6/15/33 (b)                               5,400,000        5,420,250
  3.00%, due 6/15/33 (a)                              13,390,000       13,440,212
                                                                   --------------
                                                                       51,295,712
                                                                   --------------
INSURANCE (0.2%)
Conseco, Inc.
  3.50%, due 9/30/35 (a)(b)(d)
  (zero coupon), beginning 10/1/10                     9,680,000        9,643,700
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
INTERNET (0.2%)
At Home Corp.
  4.75%, due 12/15/06 (e)(c)(f)(g)                  $ 61,533,853   $        6,153
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (b)(c)                            7,745,000        7,280,300
                                                                   --------------
                                                                        7,286,453
                                                                   --------------
MEDIA (0.6%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (c)                              12,365,000          370,950
UnitedGlobalCom, Inc.
  1.75%, due 4/15/24                                  20,480,000       24,973,780
                                                                   --------------
                                                                       25,344,730
                                                                   --------------
SEMICONDUCTORS (0.5%)
Amkor Technology, Inc.
  5.75%, due 6/1/06 (a)                               14,240,000       13,777,200
LSI Logic Corp.
  4.00%, due 11/1/06                                   6,725,000        6,615,719
                                                                   --------------
                                                                       20,392,919
                                                                   --------------
TELECOMMUNICATIONS (1.9%)
CIENA Corp.
  3.75%, due 2/1/08                                   39,835,000       36,399,231
Lucent Technologies, Inc.
  8.00%, due 8/1/31 (a)                               12,800,000       13,232,000
Nortel Networks Corp.
  4.25%, due 9/1/08 (a)                               33,670,000       31,439,362
                                                                   --------------
                                                                       81,070,593
                                                                   --------------
Total Convertible Bonds
  (Cost $225,132,653)                                                 216,629,107
                                                                   --------------
CORPORATE BONDS (58.8%)
---------------------------------------------------------------------------------
ADVERTISING (0.6%)
Bear Creek Corp.
  9.00%, due 3/1/13 (b)                                7,160,000        7,339,000
Vertis, Inc.
  9.75%, due 4/1/09                                   17,690,000       17,955,350
                                                                   --------------
                                                                       25,294,350
                                                                   --------------
AEROSPACE & DEFENSE (0.8%)
BE Aerospace, Inc.
  8.00%, due 3/1/08                                   10,660,000       10,633,350
  8.50%, due 10/1/10                                   1,965,000        2,127,112
  8.875%, due 5/1/11                                   1,405,000        1,471,737
Sequa Corp.
  8.875%, due 4/1/08                                   5,580,000        5,719,500
  9.00%, due 8/1/09                                   14,815,000       15,370,562
                                                                   --------------
                                                                       35,322,261
                                                                   --------------

+ Percentages indicated are based on Fund net assets.
++ Less than one tenth of a percent.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com    9

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AGRICULTURE (0.4%)
Commonwealth Brands, Inc.
  9.75%, due 4/15/08 (b)                            $ 13,035,000   $   13,686,750
  10.625%, due 9/1/08 (b)                              2,300,000        2,415,000
                                                                   --------------
                                                                       16,101,750
                                                                   --------------
AIRLINES (0.8%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (a)(c)                          50,361,000        8,939,077
  Series B
  9.25%, due 12/27/07 (c)                              5,175,000          892,687
  9.25%, due 3/15/22 (c)                               9,000,000        1,575,000
  9.75%, due 5/15/21 (c)                               2,115,000          370,125
  10.00%, due 8/15/08 (c)                              7,040,000        1,214,400
  10.375%, due 2/1/11 (c)                              3,895,000          671,887
  10.375%, due 12/15/22 (c)                           13,960,000        2,443,000
Northwest Airlines, Inc.
  7.875%, due 3/15/08 (c)                              1,790,000          519,100
  8.70%, due 3/15/07 (c)                                 445,000          129,050
  8.97%, due 1/2/15 (c)                                1,725,305          250,169
  9.875%, due 3/15/07 (c)                             29,140,000        8,596,300
  10.00%, due 2/1/09 (a)(c)                           27,301,500        7,780,927
                                                                   --------------
                                                                       33,381,722
                                                                   --------------
AUTO PARTS & EQUIPMENT (2.2%)
Collins & Aikman Products Co.
  10.75%, due 12/31/11 (c)                             6,430,000        3,118,550
  12.875%, due 8/15/12 (b)(c)                         33,645,000        4,037,400
Dana Corp.
  7.00%, due 3/1/29                                      525,000          388,500
  9.00%, due 8/15/11 (a)                               8,355,000        7,268,850
Goodyear Tire & Rubber Co. (The)
  6.375%, due 3/15/08 (a)                              5,845,000        5,669,650
  6.625%, due 12/1/06                                  7,469,000        7,506,345
  8.50%, due 3/15/07 (a)                               4,605,000        4,674,075
V    12.75%, due 3/1/11 (b)                           40,235,000       44,459,675
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (a)                            11,285,000       10,777,175
  10.25%, due 7/15/13                                  7,625,000        8,235,000
                                                                   --------------
                                                                       96,135,220
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
BANKS (0.2%)
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                               $  8,630,000   $    8,371,100
                                                                   --------------

BUILDING MATERIALS (1.3%)
Compression Polymers Corp.
  10.50%, due 7/1/13 (b)                              13,620,000       12,394,200
Dayton Superior Corp.
  10.75%, due 9/15/08                                 18,355,000       17,804,350
Goodman Global
  Holding Co., Inc.
  6.41%, due 6/15/12 (b)(h)                            3,710,000        3,635,800
Interline Brands, Inc.
  11.50%, due 5/15/11                                  6,734,000        7,474,740
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                  6,965,000        6,442,625
Panolam Industries International, Inc.
  10.75%, due 10/1/13 (a)(b)                          10,630,000       10,311,100
                                                                   --------------
                                                                       58,062,815
                                                                   --------------
CHEMICALS (2.8%)
Constar International, Inc.
  7.165%, due 2/15/12 (a)(h)                           8,635,000        7,901,025
Crompton Corp.
  9.875%, due 8/1/12                                  12,740,000       14,268,800
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                  11,985,000       11,370,769
  10.125%, due 9/1/08                                  5,685,000        6,125,587
  10.625%, due 5/1/11                                 12,905,000       14,066,450
Lyondell Chemical Co.
  9.50%, due 12/15/08                                  7,965,000        8,343,337
  10.50%, due 6/1/13                                  14,310,000       16,223,962
Millennium America, Inc.
  7.625%, due 11/15/26                                 8,115,000        7,648,387
Terra Capital, Inc.
  12.875%, due 10/15/08                               28,715,000       33,883,700
                                                                   --------------
                                                                      119,832,017
                                                                   --------------

 10   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES (3.1%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                               $  4,745,000   $    3,143,562
Cardtronics, Inc.
  9.25%, due 8/15/13 (b)                               2,975,000        3,004,750
Chemed Corp.
  8.75%, due 2/24/11                                  11,290,000       12,052,075
El Comandante Capital Corp.
  11.75%, due 12/15/06 (c)                            17,186,051       18,045,354
Great Lakes Dredge & Dock Corp.
  7.75%, due 12/15/13 (a)                              9,240,000        8,547,000
Language Line, Inc.
  11.125%, due 6/15/12                                 8,695,000        7,390,750
Phoenix Color Corp.
  10.375%, due 2/1/09                                  7,935,000        7,300,200
Protection One Alarm Monitoring, Inc.
  Series B
  8.125%, due 1/15/09                                  5,470,000        5,333,250
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                 31,635,000       34,917,131
Rent-Way, Inc.
  11.875%, due 6/15/10                                 9,630,000       10,352,250
Vertrue, Inc.
  9.25%, due 4/1/14                                   12,670,000       12,986,750
Williams Scotsman, Inc.
  8.50%, due 10/1/15 (a)(b)                           12,260,000       12,443,900
                                                                   --------------
                                                                      135,516,972
                                                                   --------------
COMPUTERS (1.6%)
Activant Solutions, Inc.
  10.054%, due 4/1/10 (b)(h)                           7,305,000        7,469,362
SunGard Data Systems, Inc.
  4.875%, due 1/15/14                                 10,695,000        9,304,650
  8.525%, due 8/15/13 (a)(b)(h)                        7,020,000        7,195,500
  9.125%, due 8/15/13 (b)                             18,440,000       18,716,600
  10.25%, due 8/15/15 (b)                             29,075,000       28,820,594
                                                                   --------------
                                                                       71,506,706
                                                                   --------------
CONSTRUCTION & ENGINEERING (0.1%)
Amsted Industries, Inc.
  10.25%, due 10/15/11 (b)                             3,200,000        3,424,000
                                                                   --------------

DISTRIBUTION & WHOLESALE (0.2%)
Intcomex, Inc.
  11.75%, due 1/15/11 (b)                              8,395,000        8,353,025
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (8.8%)
ACCO Brands Corp.
  7.625%, due 8/15/15 (b)                           $  8,065,000   $    7,661,750
American Real Estate Partners, LP
  8.125%, due 6/1/12                                  23,940,000       24,598,350
American Real Estate Partners, LP/American Real
  Estate Finance Corp.
  7.125%, due 2/15/13 (b)                             21,155,000       20,573,237
V  Cedar Brakes I LLC
  9.875%, due 9/1/13 (b)                              35,467,402       40,707,711
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                 14,200,000       14,484,000
General Motors
  Acceptance Corp.
  5.625%, due 5/15/09                                  8,795,000        8,316,103
  6.15%, due 4/5/07                                   23,240,000       22,929,676
  6.75%, due 12/1/14 (a)                              29,575,000       28,280,650
V    8.00%, due 11/1/31 (a)                           59,140,000       61,052,647
LaBranche & Co., Inc.
  9.50%, due 5/15/09 (a)                               8,720,000        9,177,800
  11.00%, due 5/15/12                                 15,820,000       17,481,100
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14 (d)
  11.50%, beginning 4/1/09                            27,335,000       19,612,862
Rainbow National Services LLC
  8.75%, due 9/1/12 (b)                               10,205,000       10,715,250
V    10.375%, due 9/1/14 (b)                          35,590,000       39,149,000
Ucar Finance, Inc.
  10.25%, due 2/15/12                                 20,290,000       21,405,950
UGS Corp.
  10.00%, due 6/1/12                                   8,270,000        9,034,975
Vanguard Health
  Holding Co. II LLC
  9.00%, due 10/1/14                                  15,350,000       16,002,375
Venoco, Inc.
  8.75%, due 12/15/11                                 10,795,000       10,902,950
                                                                   --------------
                                                                      382,086,386
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ELECTRIC (3.3%)
AES Corp. (The)
  9.00%, due 5/15/15 (b)                            $ 28,070,000   $   30,455,950
Calpine Corp.
V    8.50%, due 7/15/10 (a)(b)                        70,400,000       49,280,000
  9.875%, due 12/1/11 (b)                             10,730,000        7,671,950
Calpine Gilroy, L.P.
  10.00%, due 9/30/14 (i)                             21,384,753       21,384,753
NRG Energy, Inc.
  8.00%, due 12/15/13                                 17,679,000       19,270,110
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                  8,459,000        8,776,212
Reliant Resources, Inc.
  9.25%, due 7/15/10                                   6,150,000        6,457,500
Western Resources, Inc.
  7.125%, due 8/1/09                                      50,000           52,457
                                                                   --------------
                                                                      143,348,932
                                                                   --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Spectrum Brands, Inc.
  8.50%, due 10/1/13                                   4,565,000        4,131,325
                                                                   --------------

ELECTRONICS (0.2%)
Dresser, Inc.
  9.375%, due 4/15/11                                    974,000        1,008,090
Fisher Scientific International, Inc.
  6.125%, due 7/1/15 (b)                               9,505,000        9,433,712
                                                                   --------------
                                                                       10,441,802
                                                                   --------------
ENTERTAINMENT (1.7%)
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                  4,475,000        4,665,187
Isle of Capri Casinos, Inc.
  9.00%, due 3/15/12                                   2,550,000        2,652,000
Jacobs Entertainment Co.
  11.875%, due 2/1/09                                 15,620,000       16,557,200
Loews Cineplex Entertainment Corp.
  9.00%, due 8/1/14                                   12,955,000       12,469,187
President Casinos, Inc.
  12.00%, due 9/15/06 (b)(c)(g)                        5,057,352        4,045,882
  13.00%, due 9/15/06 (c)(g)                          10,771,312        8,401,624

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
ENTERTAINMENT (CONTINUED)
Six Flags, Inc.
  9.625%, due 6/1/14                                $  9,785,000   $    9,687,150
  9.75%, due 4/15/13 (a)                               9,805,000        9,755,975
Warner Music Group
  7.375%, due 4/15/14                                  5,620,000        5,479,500
                                                                   --------------
                                                                       73,713,705
                                                                   --------------
ENVIRONMENTAL CONTROL (0.4%)
Geo Sub Corp.
  11.00%, due 5/15/12                                 16,855,000       16,475,762
                                                                   --------------

FOOD (1.0%)
Chiquita Brands International, Inc.
  7.50%, due 11/1/14                                   1,750,000        1,649,375
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                  22,280,000       20,609,000
Swift & Co.
  10.125%, due 10/1/09                                 3,655,000        3,856,025
  12.50%, due 1/1/10                                  16,418,000       17,444,125
                                                                   --------------
                                                                       43,558,525
                                                                   --------------
FOREST PRODUCTS & PAPER (0.4%)
Georgia-Pacific Corp.
  8.875%, due 5/15/31                                 15,280,000       17,381,000
                                                                   --------------

GAS UTILITIES (0.6%)
Star Gas Partners,
  LP/Star Gas Finance Co.
  10.25%, due 2/15/13                                 32,800,000       27,060,000
                                                                   --------------

HAND & MACHINE TOOLS (0.2%)
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                   10,320,000        9,236,400
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
Ameripath, Inc.
  10.50%, due 4/1/13                                  23,005,000       23,925,200
Vanguard Health
  Holding Co. I LLC
  (zero coupon), due 10/1/15 (d)
  11.25%, beginning 10/1/09                           11,070,000        7,749,000
                                                                   --------------
                                                                       31,674,200
                                                                   --------------

 12   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
HEALTH CARE-SERVICES (1.0%)
HCA, Inc.
  7.50%, due 11/15/20                               $ 37,124,000   $   34,353,325
  8.36%, due 4/15/24                                     100,000          104,870
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (b)                               6,455,000        7,132,775
                                                                   --------------
                                                                       41,590,970
                                                                   --------------
HOME FURNISHINGS (0.1%)
Fedders North America, Inc.
  9.875%, due 3/1/14                                   8,810,000        6,497,375
                                                                   --------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Caesars Entertainment, Inc.
  8.875%, due 9/15/08                                     70,000           75,250
MGM Mirage, Inc.
  6.75%, due 9/1/12                                    4,180,000        4,159,100
Mohegan Tribal Gaming Authority
  6.375%, due 7/15/09                                  3,650,000        3,650,000
Park Place Entertainment
  8.125%, due 5/15/11                                     20,000           21,850
San Pasqual Casino
  8.00%, due 9/15/13 (b)                                 250,000          248,750
Starwood Hotel & Resorts
  7.375%, due 11/15/15                                18,475,000       19,583,500
  7.75%, due 11/15/25                                     10,000           10,137
Trump Entertainment Resorts, Inc.
  8.50%, due 6/1/15 (a)                                7,734,650        7,492,942
                                                                   --------------
                                                                       35,241,529
                                                                   --------------
HOUSEHOLD PRODUCTS & WARES (0.3%)
Spectrum Brands, Inc.
  7.375%, due 2/1/15 (a)                              15,525,000       13,409,719
                                                                   --------------

INSURANCE (0.8%)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                19,730,000       21,111,100
First Mercury Financial Corp.
  12.33%, due 8/15/12 (b)(h)                          11,065,000       11,175,650
Lumbermens Mutual Casualty
  8.30%, due 12/1/37 (b)(c)                            8,525,000          298,375
  8.45%, due 12/1/97 (b)(c)                            2,575,000           90,125
  9.15%, due 7/1/26 (b)(c)                            42,123,000        1,474,305
UnumProvident Corp.
  6.75%, due 12/15/28                                  2,915,000        2,686,776
                                                                   --------------
                                                                       36,836,331
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
INTERNET (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (b)(j)                         $  5,600,314   $    5,334,299
                                                                   --------------

IRON & STEEL (0.7%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                                 14,390,000       14,030,250
Allegheny Technologies, Inc.
  8.375%, due 12/15/11 (e)                             3,510,000        3,755,700
United States Steel LLC
  10.75%, due 8/1/08                                   9,425,000       10,461,750
                                                                   --------------
                                                                       28,247,700
                                                                   --------------
MEDIA (2.2%)
Houghton Mifflin Co.
  7.20%, due 3/15/11                                   9,530,000        9,863,550
Medianews Group, Inc.
  6.875%, due 10/1/13                                  6,935,000        6,848,312
Morris Publishing Group LLC
  7.00%, due 8/1/13                                   19,795,000       19,448,588
Paxson Communications Corp.
  (zero coupon), due 1/15/09 (d)
  12.25%, beginning 1/15/06                           29,860,000       29,188,150
  10.75%, due 7/15/08                                     50,000           48,875
Ziff Davis Media, Inc.
  10.25%, due 5/1/12 (h)                              12,615,000       12,299,625
  Series B
  13.00%, due 8/12/09 (j)                             16,261,269       16,708,454
                                                                   --------------
                                                                       94,405,554
                                                                   --------------
METAL FABRICATE & HARDWARE (0.3%)
Mueller Group, Inc.
  10.00%, due 5/1/12                                  11,965,000       12,563,250
                                                                   --------------

MISCELLANEOUS--MANUFACTURING (0.8%)
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                   36,245,000       34,432,750
                                                                   --------------

OIL & GAS (1.5%)
Forest Oil Corp.
  8.00%, due 6/15/08                                   5,833,000        6,110,068
Hilcorp Energy I,
  LP/Hilcorp Finance Co.
  10.50%, due 9/1/10 (b)                                 759,000          850,080
Newfield Exploration Co.
  7.625%, due 3/1/11                                   1,785,000        1,901,025
  8.375%, due 8/15/12                                  1,665,000        1,785,713
Parker Drilling Co.
  9.625%, due 10/1/13 (a)(b)                           9,710,000       10,972,300
Plains Exploration & Production Co.
  8.75%, due 7/1/12                                    6,030,000        6,437,025

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Vintage Petroleum, Inc.
  7.875%, due 5/15/11                               $     25,000   $       26,188
  8.25%, due 5/1/12                                   25,580,000       27,562,450
Whiting Petroleum Corp.
  7.25%, due 5/1/13                                    9,750,000        9,823,125
                                                                   --------------
                                                                       65,467,974
                                                                   --------------
OIL & GAS SERVICES (0.0%) ++
Lone Star Technologies, Inc.
  9.00%, due 6/1/11                                    1,710,000        1,804,050
                                                                   --------------
PACKAGING & CONTAINERS (1.8%)
Owens-Brockway
  8.25%, due 5/15/13                                   5,710,000        5,824,200
  8.75%, due 11/15/12                                  8,710,000        9,341,475
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                      45,000           46,125
  8.875%, due 2/15/09                                 24,525,000       25,628,625
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                  10,530,000       10,108,800
  8.10%, due 5/15/07                                  26,405,000       26,801,075
                                                                   --------------
                                                                       77,750,300
                                                                   --------------
PAPER & FOREST PRODUCTS (1.0%)
Georgia-Pacific Corp.
  8.00%, due 1/15/24                                  17,785,000       18,941,025
  8.875%, due 2/1/10                                   4,420,000        4,839,900
  9.375%, due 2/1/13                                   2,690,000        2,965,725
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                  18,875,000       14,722,500
                                                                   --------------
                                                                       41,469,150
                                                                   --------------
PHARMACEUTICALS (0.2%)
Warner Chilcott Corp.
  8.75%, due 2/1/15 (b)                                8,330,000        7,663,600
                                                                   --------------

PIPELINES (3.2%)
ANR Pipeline Co.
  7.375%, due 2/15/24                                  1,785,000        1,788,267
  9.625%, due 11/1/21                                 20,721,000       25,101,709
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (b)                             20,715,000       22,268,625
  10.125%, due 7/15/13 (b)                             2,440,000        2,684,000
  10.65%, due 7/15/08 (b)(h)                           6,905,000        7,302,038
El Paso Corp.
  6.95%, due 12/15/07 (h)                              1,870,000        1,881,688

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
PIPELINES (CONTINUED)
El Paso Natural Gas Co.
  7.50%, due 11/15/26                               $  1,910,000   $    1,939,332
  7.625%, due 8/1/10                                   8,175,000        8,579,058
  8.375%, due 6/15/32                                 11,060,000       12,228,821
V  El Paso Production Holding Co.
  7.75%, due 6/1/13                                   47,560,000       48,986,800
Pacific Energy Partners, L.P.
  7.125%, due 6/15/14                                  5,940,000        6,177,600
Southern Natural Gas Co.
  7.35%, due 2/15/31                                   1,665,000        1,663,780
                                                                   --------------
                                                                      140,601,718
                                                                   --------------
REAL ESTATE (2.9%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   7,982,000        8,740,290
  11.25%, due 6/15/11                                 25,215,000       27,232,200
Crescent Real Estate Equities, L.P.
V    7.50%, due 9/15/07                               41,047,000       41,662,705
  9.25%, due 4/15/09                                      25,000           26,375
Esi Tractebel Acquisition Corp. Class B
  7.99%, due 12/30/11                                 13,612,000       14,263,089
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                    9,105,000        9,150,525
Salton Sea Funding Series E
  8.30%, due 5/30/11                                      22,404           24,300
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                   23,615,000       23,910,188
                                                                   --------------
                                                                      125,009,672
                                                                   --------------
REAL ESTATE INVESTMENT TRUSTS (0.1%)
Chukchansi Economic Development Authority
  8.00%, due 11/15/13 (b)                              3,200,000        3,200,000
                                                                   --------------

RETAIL (1.4%)
Doane Pet Care Co.
  10.625%, due 11/25/15 (b)                            4,450,000        4,505,625
Duane Reade, Inc.
  8.37%, due 12/15/10 (a)(h)                           4,265,000        4,051,750
Toys "R" Us, Inc.
  7.625%, due 8/1/11 (a)                              39,121,000       32,274,825
  8.75%, due 9/1/21                                   20,751,000       19,713,450
                                                                   --------------
                                                                       60,545,650
                                                                   --------------

 14   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
SEMICONDUCTORS (0.5%)
Amkor Technology, Inc.
  7.125%, due 3/15/11                               $    520,000   $      449,800
MagnaChip Semiconductor S.A.
  7.12%, due 12/15/11 (h)                              8,975,000        8,817,938
  8.00%, due 12/15/14                                 12,360,000       11,309,400
                                                                   --------------
                                                                       20,577,138
                                                                   --------------
TELECOMMUNICATIONS (7.0%)
American Tower Escrow Corp. (zero coupon), due
  8/1/08                                               5,250,000        4,049,063
Dobson Cellular Systems
  8.375%, due 11/1/11                                  3,775,000        3,935,438
  9.00%, due 11/1/11 (h)                               8,070,000        8,372,625
  9.875%, due 11/1/12                                  6,635,000        7,165,800
Loral Cyberstar, Inc.
  10.00%, due 7/15/06 (c)                             35,306,000       29,480,510
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (a)                              8,959,000        8,936,603
  6.45%, due 3/15/29                                  18,340,000       15,680,700
  6.50%, due 1/15/28                                   5,485,000        4,662,250
  7.25%, due 7/15/06                                   6,450,000        6,482,250
PanAmSat Corp.
  9.00%, due 8/15/14                                   8,833,000        9,296,733
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                   8,555,000        8,683,325
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (a)                              26,385,000       25,659,413
  Series B
  7.50%, due 11/1/08                                   2,208,000        2,097,600
  7.50%, due 2/15/14                                   4,100,000        3,925,750
  7.50%, due 2/15/14 (b)                              35,145,000       33,651,338
Qwest Corp.
  5.625%, due 11/15/08                                 1,420,000        1,405,800
  7.50%, due 6/15/23                                     335,000          314,900
  8.875%, due 3/15/12                                 13,755,000       15,096,113
  8.875%, due 6/1/31                                   4,315,000        4,466,025
Qwest Services Corp.
  13.00%, due 12/15/07 (b)                            11,631,000       12,808,639
V    13.50%, due 12/15/10                             36,604,000       41,820,070
  14.00%, due 12/15/14                                12,881,000       15,602,111
Telcordia Technologies, Inc.
  10.00%, due 3/15/13 (b)                             19,310,000       16,992,800
Triton PCS, Inc.
  8.50%, due 6/1/13 (a)                               22,474,000       21,013,190
                                                                   --------------
                                                                      301,599,046
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
TEXTILES (0.4%)
Invista
  9.25%, due 5/1/12 (b)                             $ 16,650,000   $   17,877,938
                                                                   --------------

TRUCKING & LEASING (0.2%)
Interpool, Inc.
  Series A
  6.00%, due 9/1/14                                   10,595,000        9,429,550
                                                                   --------------
Total Corporate Bonds
  (Cost $2,590,064,147)                                             2,551,965,238
                                                                   --------------

FOREIGN BONDS (8.7%)
---------------------------------------------------------------------------------
BUILDING MATERIALS (0.1%)
Ainsworth Lumber Co. Ltd.
  7.25%, due 10/1/12                                   6,370,000        5,748,925
                                                                   --------------

CHEMICALS (0.2%)
Nova Chemicals Corp.
  7.561%, due 11/15/13 (b)                             9,020,000        9,110,200
                                                                   --------------

COMMERCIAL SERVICES & SUPPLIES (1.1%)
Quebecor Media, Inc.
  11.125%, due 7/15/11                                 9,230,000        9,991,475
Quebecor Media, Inc.
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                           37,195,000       37,845,913
                                                                   --------------
                                                                       47,837,388
                                                                   --------------
FOREST PRODUCTS & PAPER (0.4%)
Abitibi-Consolidated, Inc.
  8.85%, due 8/1/30                                    8,217,000        6,861,195
Tembec Industries, Inc.
  7.75%, due 3/15/12                                  11,635,000        7,271,875
  8.50%, due 2/1/11                                    6,355,000        4,035,425
                                                                   --------------
                                                                       18,168,495
                                                                   --------------
HOUSEHOLD PRODUCTS & WARES (0.3%)
Jafra Cosmetics International, Inc./Distribuidora
  Comerical Jafra S.A. de C.V.
  10.75%, due 5/15/11                                 11,873,000       13,030,618
                                                                   --------------

INDUSTRIAL CONGLOMERATES (0.3%)
Stena AB
  9.625%, due 12/1/12                                 10,205,000       11,021,400
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (1.9%)
V    CanWest Media, Inc.
  8.00%, due 9/15/12                                $ 41,430,459   $   43,398,406
Hollinger, Inc.
  11.875%, due 3/1/11 (b)                              3,610,000        3,610,000
  12.875%, due 3/1/11 (b)                              6,793,000        7,175,106
Ono Finance
  10.50%, due 5/15/14 (b)                              7,115,000        8,974,638
Shaw Communications, Inc.
  7.50%, due 11/20/13                                 22,825,000       20,639,319
Sun Media Corp.
  7.625%, due 2/15/13                                     40,000           41,400
                                                                   --------------
                                                                       83,838,869
                                                                   --------------
PACKAGING & CONTAINERS (1.5%)
Crown European Holdings S.A.
  9.50%, due 3/1/11                                   26,110,000       28,721,000
  10.875%, due 3/1/13                                 30,055,000       35,389,763
                                                                   --------------
                                                                       64,110,763
                                                                   --------------
TELECOMMUNICATIONS (2.2%)
Inmarsat Finance PLC
  (zero coupon), due 11/15/12 (d)
  10.375%, beginning 11/15/08                         22,335,000       18,258,863
Intelsat Bermuda Ltd.
  8.25%, due 1/15/13 (b)                              12,700,000       12,668,250
  8.695%, due 1/15/12 (b)(h)                          18,910,000       19,146,375
Millicom International Cellular S.A.
  10.00%, due 12/1/13                                 26,360,000       27,150,800
MobiFon Holdings BV
  12.50%, due 7/31/10                                 13,425,000       15,707,250
                                                                   --------------
                                                                       92,931,538
                                                                   --------------
TRANSPORTATION (0.7%)
Grupo Transportacion Ferroviaria Mexicana, S.A. de
  C.V.
  12.50%, due 6/15/12                                 16,270,000       18,791,850
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (b)(c)(k)                       10,425,000       11,363,250
                                                                   --------------
                                                                       30,155,100
                                                                   --------------
Total Foreign Bonds
  (Cost $351,188,068)                                                 375,953,296
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (4.5%)
---------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.5%)
Goodyear Tire &
  Rubber Co. (The)
  7.06%, due 4/30/10 (h)(i)                         $ 20,350,000   $   20,506,858
                                                                   --------------

CONSTRUCTION & ENGINEERING (0.0%) ++
Foster Wheeler Ltd.
  8.50%, due 3/18/10                                   1,166,400        1,143,072
                                                                   --------------

CONTAINERS & PACKAGING (0.0%) ++
Graham Packaging Holdings Co.
  8.25%, due 4/7/12 (i)                                1,000,000        1,015,833
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Satbirds Capital
  10.464%, due 5/1/14 (i)                           E 20,185,000       25,400,249
                                                                   --------------

MEDIA (0.4%)
Fidelity National Information Solutions, Inc.
  Series B
  5.685%, due 3/9/13 (i)                            $ 17,411,725       17,464,587
                                                                   --------------

PHARMACEUTICALS (0.3%)
Warner Chilcott Corp.
  Series D
  6.77%, due 1/18/12 (i)                              12,084,385       12,118,910
                                                                   --------------

REAL ESTATE (0.9%)
LNR Property Corp.
  Series B
  6.71%, due 2/3/08 (h)(i)                            22,764,703       22,878,527
Riley Mezzainine Corp.
  8.39%, due 2/3/08 (i)                                7,000,000        7,004,375
  Series 2
  8.96%, due 2/3/08 (i)                                9,000,000        9,005,625
                                                                   --------------
                                                                       38,888,527
                                                                   --------------
RETAIL (0.5%)
Neiman Marcus
  Group, Inc. (The)
  6.475%, due 4/6/13                                  14,900,000       14,965,188
Riverdeep Group Ltd.
  (zero coupon), due 10/30/11 (i)                      6,080,000        6,414,400
                                                                   --------------
                                                                       21,379,588
                                                                   --------------

 16   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
---------------------------------------------------------------------------------
SOFTWARE (0.8%)
SunGard Data Systems, Inc.
  Series B
  6.28%, due 12/11/12 (i)                           $ 24,548,475   $   24,746,532
Telcordia Technologies, Inc.
  6.36%, due 9/15/12 (i)                              10,198,750       10,084,014
                                                                   --------------
                                                                       34,830,546
                                                                   --------------
TELECOMMUNICATIONS (0.4%)
Qwest Corp.
  Series B
  6.95%, due 6/30/10 (i)                              18,000,000       17,996,256
                                                                   --------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jostens IH Corp.
  Series B
  5.94%, due 10/4/11 (i)                               3,800,000        3,855,814
                                                                   --------------
Total Loan Assignments & Participations
  (Cost $193,715,453)                                                 194,600,240
                                                                   --------------
YANKEE BONDS (2.5%) (L)
---------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL (0.1%)
Marsulex, Inc.
  9.625%, due 7/1/08                                   6,355,000        6,355,000
                                                                   --------------
FOREST PRODUCTS & PAPER (0.1%)
Tembec Industries, Inc.
  8.625%, due 6/30/09 (a)                              7,155,000        4,829,625
                                                                   --------------

INSURANCE (0.4%)
Fairfax Financial Holdings Ltd.
  7.375%, due 4/15/18 (a)                              4,697,000        3,826,956
  7.75%, due 4/26/12 (a)                               2,965,000        2,727,936
  7.75%, due 7/15/37                                   4,810,000        3,672,666
  8.25%, due 10/1/15                                   8,125,000        7,271,030
  8.30%, due 4/15/26 (a)                               3,000,000        2,486,427
                                                                   --------------
                                                                       19,985,015
                                                                   --------------
MEDIA (0.2%)
Rogers Cablesystems Ltd.
  11.00%, due 12/1/15                                  7,205,000        7,619,288
                                                                   --------------

METALS & MINING (0.6%)
Algoma Steel, Inc.
  11.00%, due 12/31/09                                23,265,000       24,660,900
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
OIL & GAS SERVICES (0.8%)
Petroleum Geo-Services ASA
  8.00%, due 11/5/06                                $  1,939,701   $    1,959,098
  10.00%, due 11/5/10                                 29,486,136       32,582,180
                                                                   --------------
                                                                       34,541,278
                                                                   --------------
PACKAGING & CONTAINERS (0.1%)
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                  3,475,000        3,058,000
                                                                   --------------

TELECOMMUNICATIONS (0.2%)
Nortel Networks Corp.
  6.75%, due 9/1/23                                    3,000,000        2,745,000
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                    3,660,000        4,382,850
                                                                   --------------
                                                                        7,127,850
                                                                   --------------
Total Yankee Bonds
  (Cost $98,441,863)                                                  108,176,956
                                                                   --------------
Total Long-Term Bonds
  (Cost $3,495,471,110)                                             3,491,980,733
                                                                   --------------

                                                          SHARES
COMMON STOCKS (2.7%)
---------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.5%)
Goodyear Tire &
  Rubber Co. (The) (e)(a)                              1,427,400       22,324,536
                                                                   --------------

FOOD (0.2%)
Parmalat SpA, GDR (e)(b)                               2,918,820        8,486,469
                                                                   --------------

FOREST PRODUCTS & PAPER (0.1%)
Abitibi-Consolidated, Inc. (a)                         1,465,965        4,573,811
                                                                   --------------

HAND & MACHINE TOOLS (0.4%)
Thermadyne Holdings Corp. (e)                          1,237,712       16,028,370
                                                                   --------------

HEALTH CARE PROVIDERS & SERVICES (0.0%) ++
Skilled Healthcare Group (e)(g)(i)(k)                     11,689          187,024
                                                                   --------------

HOLDING COMPANIES--DIVERSIFIED (0.0%) ++
TLC Beatrice International Holdings (e)(g)                25,000           25,000
                                                                   --------------

INTERNET (0.2%)
Globix Corp. (e)(g)(i)(k)                              5,331,771        7,277,867
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17


                                                          SHARES            VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
MACHINERY--DIVERSIFIED (0.0%) ++
MMH Holdings, Inc. (e)(g)(i)(k)                           69,236   $      366,951
                                                                   --------------

MEDIA (0.6%)
Digital On-Demand (g)                                  1,095,395           10,954
Liberty Global, Inc. Class A (e)                         275,398        6,821,608
Liberty Global, Inc. Class C (e)                         220,798        5,237,329
Viacom, Inc. Class B                                     450,200       13,942,694
                                                                   --------------
                                                                       26,012,585
                                                                   --------------
METAL FABRICATE & HARDWARE (0.2%)
ACP Holding Co. (e)(b)(k)                              3,998,756        7,397,699
                                                                   --------------

SOFTWARE (0.0%) ++
Quadramed Corp. (e)                                    1,577,650        2,508,463
                                                                   --------------

TELECOMMUNICATIONS (0.5%)
ICO Global Communications Holdings Ltd. (e)(k)         3,403,903       13,709,219
Loral Cyberstar, Inc. (g)                                  6,023        6,023,000
Remote Dynamics, Inc. (e)                                358,615          283,306
                                                                   --------------
                                                                       20,015,525
                                                                   --------------
TOBACCO (0.0%) ++
North Atlantic Trading Co., Inc. (g)                       2,156               22
                                                                   --------------
Total Common Stocks
  (Cost $135,482,458)                                                 115,204,322
                                                                   --------------

CONVERTIBLE PREFERRED STOCKS (0.6%)
---------------------------------------------------------------------------------
AUTO MANUFACTURERS (0.0%) ++
General Motors Corp.
  6.25%                                                   43,500          798,225
                                                                   --------------

INSURANCE (0.2%)
Conseco, Inc.
  5.501%                                                 420,050       10,753,280
                                                                   --------------

INTERNET (0.0%) ++
Globix Corp.
  6.00% (e)(g)(k)                                        572,843          837,783
                                                                   --------------


                                                          SHARES            VALUE
SOFTWARE (0.4%)
QuadraMed Corp.
  5.50% (b)(i)                                           814,000   $   15,873,000
                                                                   --------------
Total Convertible Preferred Stocks
  (Cost $33,551,030)                                                   28,262,288
                                                                   --------------

PREFERRED STOCKS (1.8%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%) ++
Colorado Prime Corp. (g)(i)(k)                             7,232               72
Colorado Prime Corp. (g)                                  15,000                0
                                                                   --------------
                                                                               72
                                                                   --------------
MEDIA (0.7%)
Haights Cross Communications, Inc.
  16.00% (i)(k)                                          369,962       21,272,815
Paxson Communications Corp.
  14.25% (e)(j)                                              749        5,111,925
Ziff Davis Holdings, Inc.
  10.00% (e)(k)                                            4,240        2,544,000
                                                                   --------------
                                                                       28,928,740
                                                                   --------------
REAL ESTATE (1.1%)
V  Sovereign Real Estate Investment Corp.
  12.00% (b)                                              34,813       50,217,753
                                                                   --------------
Total Preferred Stocks
  (Cost $77,634,207)                                                   79,146,565
                                                                   --------------
                                                          NO. OF
                                                        WARRANTS            VALUE
WARRANTS (0.2%)
---------------------------------------------------------------------------------
HAND & MACHINE TOOLS (0.0%) ++
Thermadyne Holdings--B
  Strike Price $20.78
  Expire 5/23/06 (e)(k)                                    2,198   $           15
                                                                   --------------

MEDIA (0.0%) ++
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (e)(g)(i)(k)                               388                4
  Strike Price $0.001
  Expire 12/10/11 (e)(g)(i)(k)                           374,921            3,749

 18   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                          NO. OF
                                                        WARRANTS            VALUE
WARRANTS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Ono Finance PLC
  Strike Price $0.01
  Expire 3/16/11 (b)(e)(g)(k)                             40,495   $          405
Ziff Davis Holdings, Inc.
  Strike Price $0.001
  Expire 8/12/12 (e)(b)                                  777,370           77,737
                                                                   --------------
                                                                           81,895
                                                                   --------------
METAL FABRICATE & HARDWARE (0.2%)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (e)(b)(k)                             3,938,309        7,285,872
                                                                   --------------
SEMICONDUCTORS (0.0%) ++
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (e)(b)(g)                                 8,680               87
                                                                   --------------
TELECOMMUNICATIONS (0.0%) ++
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (e)(b)(k)                                14,230              142
                                                                   --------------
Total Warrants
  (Total Cost $4,541,250)                                               7,368,011
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT

SHORT-TERM INVESTMENTS (19.1%)
---------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.3%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (h)(m)                        $ 11,207,745       11,207,745
                                                                   --------------
Total Certificate of Deposit
  (Cost $11,207,745)                                                   11,207,745
                                                                   --------------
COMMERCIAL PAPER (9.5%)
American General Finance Corp.
  3.84%, due 11/15/05                                  4,225,000        4,218,691
  3.85%, due 11/9/05                                  24,220,000       24,199,278
Compass Securitization
  3.993%, due 11/22/05 (m)                             8,005,532        8,005,532
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (m)                              4,803,319        4,803,319
General Electric Capital Corp.
  3.86%, due 11/9/05                                  24,595,000       24,573,903

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
General Electric Capital Corp.
  4.13%, due 1/19/06                                $ 14,500,000   $   14,368,586
Goldman Sachs Group, Inc.
  3.98%, due 11/21/05                                 18,485,000       18,444,128
ING US Funding LLC
  3.99%, due 11/29/05                                 11,975,000       11,937,837
Merck & Co., Inc.
  3.74%, due 11/2/05                                  60,535,000       60,528,711
Merrill Lynch & Co., Inc.
  3.94%, due 11/4/05                                  25,000,000       24,991,792
Morgan Stanley
  3.85%, due 11/7/05                                  40,000,000       39,974,333
Rabobank USA Finance Corp.
  3.92%, due 11/3/05                                     295,000          294,936
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (m)                             4,752,760        4,752,760
Toyota Motor Credit Corp.
  3.81%, due 11/8/05                                  27,835,000       27,814,379
  3.85%, due 11/18/05                                 59,545,000       59,436,744
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                  29,280,000       29,280,000
  4.12%, due 1/19/06                                     690,000          683,762
Wells Fargo & Co.
  3.79%, due 11/7/05                                  55,960,000       55,924,652
                                                                   --------------
Total Commercial Paper
  (Cost $414,233,342)                                                 414,233,343
                                                                   --------------
FEDERAL AGENCIES (1.1%)
Federal Home Loan Mortgage Corporation (Discount
  Note)
  3.72%, due 11/8/05                                  13,990,000       13,979,880
Federal National Mortgage Association (Discount
  Note)
  3.73%, due 11/14/05                                 32,140,000       32,096,709
                                                                   --------------
Total Federal Agencies
  (Cost $46,076,590)                                                   46,076,589
                                                                   --------------

                                                          SHARES
INVESTMENT COMPANIES (3.6%)
BGI Institutional Money Market Fund (m)               73,013,045       73,013,045
Merrill Lynch Funds--Premier Institutional Fund       81,864,065       81,864,065
                                                                   --------------
Total Investment Companies
  (Cost $154,877,110)                                                 154,877,110
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

                                                        Principal
                                                           AMOUNT           VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
TIME DEPOSITS (4.6%)
Bank of the West (The)
  4.02%, due 12/8/05 (m)                            $  30,421,021  $   30,421,021
Barclays
  3.92%, due 12/5/05 (m)                               12,808,851      12,808,851
  3.94%, due 11/28/05 (m)                              14,409,958      14,409,958
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (m)                               11,207,745      11,207,745
Deutsche Bank
  3.95%, due 12/2/05 (m)                               12,808,851      12,808,851
First Tennessee National Corp.
  3.88%, due 11/14/05 (m)                              12,808,851      12,808,851
Fortis Bank
  4.00%, due 12/12/05 (m)                              14,409,958      14,409,958
Halifax Bank of Scotland
  3.75%, due 11/1/05 (m)                               12,808,851      12,808,851
Keybank
  4.00%, due 11/1/05 (m)                               14,322,852      14,322,852
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (m)                              12,808,851      12,808,851
Societe Generale
  3.77%, due 11/1/05 (m)                               27,218,809      27,218,809
UBS AG
  4.01%, due 12/13/05 (m)                              12,808,851      12,808,851
Wells Fargo & Co.
  4.00%, due 11/25/05 (m)                              12,808,851      12,808,851
                                                                   --------------
Total Time Deposits
  (Cost $201,652,300)                                                 201,652,300
                                                                   --------------
Total Short-Term Investments
  (Cost $828,047,087)                                                 828,047,087
                                                                   --------------
Total Investments
  (Cost $4,574,727,142) (n)                                 104.9%  4,550,009,006(o)
Liabilities in Excess of Cash and Other Assets               (4.9)   (212,015,198)
                                                    -------------  --------------
Net Assets                                                  100.0% $4,337,993,808
                                                    =============  ==============

(a)      Represents security, or a portion thereof, which is out on loan.
(b)      May be sold to institutional investors only.
(c)      Issue in default.
(d)      Step Bond. Coupon rate increases in increments to maturity. Rate shown is the rate in effect at October 31, 2005.
(e)      Non-income producing security.
(f)      Issuer in bankruptcy.
(g)      Fair valued security. The total market value of these securities at October 31, 2005 is
         $27,186,592, which reflects 0.6% of the Fund's net assets.
(h)      Floating rate. Rate shown is the rate in effect at October 31, 2005.
(i)      Restricted security. (See Note 7)
(j)      PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(k)      Illiquid security.
(l)      Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(m)      Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)      The cost for federal income tax purposes is $4,667,056,841.
(o)      At October 31, 2005 net unrealized depreciation was $117,047,835, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $172,371,026 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $289,418,861.

The following abbreviations have been used in the portfolio:
E--Euro.

 20   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $4,574,727,142) including
  $293,817,676 market value of securities
  loaned                                      $4,550,009,006
Cash denominated in foreign currencies
  (identified cost of $24,965,836)                24,642,682
Receivables:
  Dividends and interest                          82,577,999
  Investment securities sold                      31,239,089
  Fund shares sold                                 8,762,925
Other assets                                         145,714
Unrealized appreciation on foreign currency
  forward contracts                                   28,400
                                              --------------
    Total assets                               4,697,405,815
                                              --------------
LIABILITIES:
Securities lending collateral                    303,434,701
Payables:
  Investment securities purchased                 33,618,293
  Fund shares redeemed                             6,156,769
  NYLIFE Distributors                              2,772,425
  Manager                                          2,096,842
  Transfer agent                                   1,581,783
  Shareholder communication                          521,923
  Custodian                                           34,448
Accrued expenses                                     474,082
Due to custodian                                     491,612
Dividend payable                                   8,101,382
Unrealized depreciation on foreign currency
  forward contracts                                  127,747
                                              --------------
    Total liabilities                            359,412,007
                                              --------------
Net assets                                    $4,337,993,808
                                              ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest (par value of
  $.01 per share) unlimited number of shares
  authorized:
  Class A                                     $    2,221,101
  Class B                                          4,014,238
  Class C                                            648,892
  Class I                                            110,409
Additional paid-in capital                     5,047,769,005
Accumulated distributions in excess of net
  investment income                              (28,602,241)
Accumulated net realized loss on investments
  and foreign currency transactions             (663,124,142)
Net unrealized depreciation on investments       (24,718,136)
Net unrealized depreciation on translation
  of other assets and liabilities in
  foreign currencies and foreign currency
  forward contracts                                 (325,318)
                                              --------------
Net assets                                    $4,337,993,808
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $1,381,080,385
                                              ==============
Shares of beneficial interest outstanding        222,110,059
                                              ==============
Net asset value per share outstanding         $         6.22
Maximum sales charge (4.50% of offering
  price)                                                0.29
                                              --------------
Maximum offering price per share outstanding  $         6.51
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $2,486,330,614
                                              ==============
Shares of beneficial interest outstanding        401,423,848
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.19
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  401,923,340
                                              ==============
Shares of beneficial interest outstanding         64,889,233
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.19
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $   68,659,469
                                              ==============
Shares of beneficial interest outstanding         11,040,895
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.22
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    21

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                     $ 356,985,803
  Dividends (a)                                    7,601,818
  Income from securities loaned--net               2,911,978
                                               -------------
    Total income                                 367,499,599
                                               -------------
EXPENSES:
  Manager                                         25,241,244
  Distribution--Class B                           20,264,640
  Distribution--Class C                            3,208,739
  Distribution/Service--Class A                    3,408,800
  Service--Class B                                 6,754,880
  Service--Class C                                 1,069,580
  Transfer agent--Classes A, B and C               6,513,299
  Transfer agent--Class I                             89,801
  Professional                                       957,577
  Shareholder communication                          882,534
  Recordkeeping                                      476,386
  Custodian                                          356,103
  Trustees                                           314,612
  Registration                                       164,514
  Miscellaneous                                      164,237
                                               -------------
    Total expenses                                69,866,946
                                               -------------
Net investment income                            297,632,653
                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                           95,345,974
  Foreign currency transactions                    9,540,232
                                               -------------
Net realized gain on investments and foreign
  currency transactions                          104,886,206
                                               -------------
Net change in unrealized depreciation on:
  Security transactions                         (166,382,613)
  Translation of other assets and liabilities
    in foreign currencies and foreign
    currency contracts                              (572,031)
                                               -------------
Net change in unrealized depreciation on
  investments and foreign currency contracts    (166,954,644)
                                               -------------
Net realized and unrealized loss on
  investments and foreign currency               (62,068,438)
                                               -------------
Net increase in net assets resulting from
  operations                                   $ 235,564,215
                                               =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $4,622.

 22   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                          2005              2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $  297,632,653   $   313,938,195
 Net realized gain on
  investments and foreign
  currency transactions            104,886,206       116,559,162
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions           (166,954,644)       83,295,158
                                --------------------------------
 Net increase in net assets
  resulting from operations        235,564,215       513,792,515
                                --------------------------------

Dividends to shareholders:

 From net investment income:
   Class A                         (99,144,651)      (93,887,880)
   Class B                        (178,840,012)     (193,902,652)
   Class C                         (28,348,396)      (28,937,774)
   Class I                          (3,939,459)         (218,341)
                                --------------------------------
 Total dividends to
  shareholders                    (310,272,518)     (316,946,647)
                                --------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                         642,682,516       757,113,555
   Class B                         146,721,557       258,995,408
   Class C                         142,075,340       152,107,934
   Class I                          50,212,676        23,399,481

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                          67,494,117        62,973,482
   Class B                         121,051,883       129,078,409
   Class C                          16,414,248        16,718,558
   Class I                           3,395,763            54,774
                                --------------------------------
                                 1,190,048,100     1,400,441,601

 Cost of shares redeemed: +
   Class A                        (585,092,843)     (863,943,469)
   Class B                        (553,407,898)     (571,894,928)
   Class C                        (168,688,555)     (189,340,177)
   Class I                          (5,860,984)         (786,945)
                                --------------------------------
                                (1,313,050,280)   (1,625,965,519)
    Decrease in net assets
     derived from capital
     share transactions           (123,002,180)     (225,523,918)
                                --------------------------------
    Net decrease in net assets    (197,710,483)      (28,678,050)

                                          2005              2004
NET ASSETS:
Beginning of year                4,535,704,291     4,564,382,341
                                --------------------------------
End of year                     $4,337,993,808   $ 4,535,704,291
                                --------------------------------
Accumulated distributions in
 excess of net investment
 income at end of year          $  (28,602,241)  $   (27,263,761)
                                --------------------------------

+ Cost of shares redeemed net of redemption fee of $85,572, $55,449, $17,544, and $289 for the year ended October 31, 2005.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                CLASS A
                                         -------------------------------------------------------------------------------------
                                                                         JANUARY 1,
                                                                            2003*
                                                 YEAR ENDED                THROUGH
                                                OCTOBER 31,              OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                            2005            2004            2003            2002          2001          2000
Net asset value at beginning of period   $     6.32      $     6.05      $     4.95       $   5.56      $   6.10      $   7.41
                                         ----------      ----------      -----------      --------      --------      --------
Net investment income                          0.45            0.46(a)         0.39           0.51          0.65(e)       0.80
Net realized and unrealized gain (loss)
 on investments                               (0.09)           0.25            1.12          (0.54)        (0.50)(e)     (1.25)
Net realized and unrealized gain (loss)
 on foreign currency transactions              0.00(c)         0.02            0.00(c)       (0.02)         0.00(c)       0.02
                                         ----------      ----------      -----------      --------      --------      --------
Total from investment operations               0.36            0.73            1.51          (0.05)         0.15         (0.43)
                                         ----------      ----------      -----------      --------      --------      --------
Less dividends and distributions:
 From net investment income                   (0.46)          (0.46)          (0.40)         (0.51)        (0.65)        (0.83)
 From net realized gain on investments           --              --              --             --            --         (0.05)
 Return of capital                               --              --           (0.01)         (0.05)        (0.04)           --
                                         ----------      ----------      -----------      --------      --------      --------
Total dividends and distributions             (0.46)          (0.46)          (0.41)         (0.56)        (0.69)        (0.88)
                                         ----------      ----------      -----------      --------      --------      --------
Redemption fee (a)                             0.00(c)         0.00(c)           --             --            --            --
                                         ----------      ----------      -----------      --------      --------      --------
Net asset value at end of period         $     6.22      $     6.32      $     6.05       $   4.95      $   5.56      $   6.10
                                         ==========      ==========      ===========      ========      ========      ========
Total investment return (b)                    5.86%          12.53%          31.57%(d)      (0.78%)        2.49%        (6.48%)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                       7.10%           7.44%           8.43%+         9.63%        10.84%(e)     11.35%
   Net expenses                                1.02%           1.01%           1.01%+         1.07%         1.04%         1.03%
   Expenses (before reimbursement)             1.02%           1.01%           1.01%+         1.08%         1.08%         1.07%
Portfolio turnover rate                          35%             41%             47%            50%           51%           54%
Net assets at end of period (in 000's)   $1,381,080      $1,279,164      $1,265,856       $850,899      $710,205      $456,770

                                                                                CLASS C
                                         -------------------------------------------------------------------------------------
                                                                         JANUARY 1,
                                                                            2003*
                                                 YEAR ENDED                THROUGH
                                                OCTOBER 31,              OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                            2005            2004            2003            2002          2001          2000
Net asset value at beginning of period   $     6.30      $     6.04      $     4.94       $   5.55      $   6.09      $   7.40
                                         ----------      ----------      -----------      --------      --------      --------
Net investment income                          0.40            0.42(a)         0.36           0.46          0.61(e)       0.74
Net realized and unrealized gain (loss)
 on investments                               (0.09)           0.24            1.12          (0.53)        (0.50)(e)     (1.25)
Net realized and unrealized gain (loss)
 on foreign currency transactions              0.00(c)         0.02            0.00(c)       (0.02)         0.00(c)       0.02
                                         ----------      ----------      -----------      --------      --------      --------
Total from investment operations               0.31            0.68            1.48          (0.09)         0.11         (0.49)
                                         ----------      ----------      -----------      --------      --------      --------
Less dividends and distributions:
 From net investment income                   (0.42)          (0.42)          (0.38)         (0.48)        (0.61)        (0.77)
 From net realized gain on investments           --              --              --             --            --         (0.05)
 Return of capital                               --              --           (0.00)(c)      (0.04)        (0.04)           --
                                         ----------      ----------      -----------      --------      --------      --------
Total dividends and distributions             (0.42)          (0.42)          (0.38)         (0.52)        (0.65)        (0.82)
                                         ----------      ----------      -----------      --------      --------      --------
Redemption fee (a)                             0.00(c)         0.00(c)           --             --            --            --
                                         ----------      ----------      -----------      --------      --------      --------
Net asset value at end of period         $     6.19      $     6.30      $     6.04       $   4.94      $   5.55      $   6.09
                                         ==========      ==========      ===========      ========      ========      ========
Total investment return (b)                    5.04%          11.65%          30.82%(d)      (1.53%)        1.72%        (7.20%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income                         6.35%           6.69%           7.68%+         8.88%        10.09%(e)     10.60%
 Net expenses                                  1.77%           1.76%           1.76%+         1.82%         1.79%         1.78%
 Expenses (before reimbursement)               1.77%           1.76%           1.76%+         1.83%         1.83%         1.82%
Portfolio turnover rate                          35%             41%             47%            50%           51%           54%
Net assets at end of period (in 000's)   $  401,923      $  419,496      $  422,392       $236,791      $174,205      $106,709

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease in net investment income                                (0.00)(c)     (0.00)(c)     (0.00)(c)
Increase net realized and unrealized gains and losses             0.00(c)       0.00(c)       0.00(c)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

 24   MainStay High Yield Corporate Bond Fund         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                               CLASS B
     -------------------------------------------------------------------------------------------
                                     JANUARY 1,
                                        2003*
                                       THROUGH
       YEAR ENDED OCTOBER 31,        OCTOBER 31,               YEAR ENDED DECEMBER 31,
        2005            2004            2003             2002            2001            2000
     $     6.30      $     6.04      $     4.94       $     5.55      $     6.09      $     7.40
     ----------      ----------      -----------      ----------      ----------      ----------
           0.40            0.42(a)         0.36             0.46            0.61 (e)        0.74
          (0.08)           0.24            1.12            (0.53)          (0.50)(e)       (1.25)
           0.00(c)         0.02            0.00 (c)        (0.02)           0.00(c)         0.02
     ----------      ----------      -----------      ----------      ----------      ----------
           0.32            0.68            1.48            (0.09)           0.11           (0.48)
     ----------      ----------      -----------      ----------      ----------      ----------
          (0.43)          (0.42)          (0.38)           (0.48)          (0.61)          (0.77)
             --              --           (0.00)(c)        (0.04)          (0.04)          (0.05)
             --              --              --               --              --              --
     ----------      ----------      -----------      ----------      ----------      ----------
          (0.43)          (0.42)          (0.38)           (0.52)          (0.65)          (0.82)
     ----------      ----------      -----------      ----------      ----------      ----------
           0.00(c)         0.00(c)           --               --              --              --
     ----------      ----------      -----------      ----------      ----------      ----------
     $     6.19      $     6.30      $     6.04       $     4.94      $     5.55      $     6.09
     ==========      ==========      ===========      ==========      ==========      ==========
           5.04%          11.65%          30.82%(d)        (1.53%)          1.72%          (7.20%)
           6.35%           6.69%           7.68%+           8.88%          10.09%(e)       10.60%
           1.77%           1.76%           1.76%+           1.82%           1.79%           1.78%
           1.77%           1.76%           1.76%+           1.83%           1.83%           1.82%
             35%             41%             47%              50%             51%             54%
     $2,486,331      $2,814,176      $2,876,134       $2,211,253      $2,475,037      $2,609,320

                CLASS I
-----------------------------------
                        JANUARY 2,
                          2004**
    YEAR ENDED            THROUGH
    OCTOBER 31,         OCTOBER 31,
       2005                2004
      $  6.32             $  6.24
    -----------         -----------
         0.48                0.41(a)
        (0.10)               0.07
         0.00(c)             0.00(c)
    -----------         -----------
         0.38                0.48
    -----------         -----------
        (0.48)              (0.40)
           --                  --
           --                  --
    -----------         -----------
    -----------         -----------
         0.00(c)             0.00(c)
    -----------         -----------
      $  6.22             $  6.32
    ===========         ===========
         6.12%               7.97%(d)
         7.31%               7.79%+
         0.81%               0.66%+
         0.81%               0.66%+
           35%                 41%
      $68,659             $22,868

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class I shares are not subject to a sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are normally taken from the principal market in which each security trades. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2005, the Fund held securities with a value of $27,186,592 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the

 26   MainStay High Yield Corporate Bond Fund
impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 7).

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7).

(D) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(E) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(F) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2005, are not affected.

ACCUMULATED
DISTRIBUTIONS IN                   ACCUMULATED NET
EXCESS OF NET                     REALIZED LOSS ON
INVESTMENT INCOME                      INVESTMENTS
$11,301,385                       $    (11,301,385)
--------------------------------------------------

                                                    www.MAINSTAYfunds.com     27

The reclassifications for the Fund are primarily due to premium amortization adjustments and foreign currency gain (loss).

(G) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:


(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and prompt sale at an acceptable price may be difficult. (See Note 7).

(J) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(K) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for each class of shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(M) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

 28   MainStay High Yield Corporate Bond Fund

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $25,241,244. It was not necessary for the Manager to reimburse the Fund for expenses for the year ended October 31, 2005.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $500 million and 0.275% on assets in excess of $500 million.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $740,788 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $48,581, $2,708,943 and $116,485, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $6,603,100.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $957,577 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services

                                                    www.MAINSTAYfunds.com     29
provided to the Fund by the Manager amounted to $476,386 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, State Street Bank and Trust Company acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

 UNDISTRIBUTED    ACCUMULATED       OTHER                            TOTAL
   ORDINARY         CAPITAL       TEMPORARY       UNREALIZED      ACCUMULATED
    INCOME          LOSSES       DIFFERENCES     DEPRECIATION        LOSS
 6$,125,527..    $(597,843,329)  $(7,678,882)   $(117,375,153)   $(716,769,837)
 -----------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, premium amortization adjustments, bond reorganizations and interest write-offs.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $597,843,329 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2009                 $122,690
               2010                  169,119
               2011                  306,034
       -------------------------------------------
                                    $597,843
       -------------------------------------------

The Fund utilized $79,996,059 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the year ended October 31, 2005, and the year ended October 31, 2004, shown in the Statement of Changes in Net Assets, was as follows:

                                              2005           2004
Distributions paid from:
  Ordinary Income                    $310,272,518    $316,946,647
-----------------------------------------------------------------

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than U.S. Government and short-term securities, were $1,508,291 and $1,354,230, respectively.

NOTE 7--PORTFOLIO SECURITIES LOANED, LOAN COMMITMENTS, FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY AND RESTRICTED SECURITIES:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $293,817,676. The Fund received $303,434,701 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

As of October 31, 2005 the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                                      UNFUNDED
BORROWER                                                            COMMITMENT
Foster Wheeler Ltd., due 3/18/10                                   $27,993,600
------------------------------------------------------------------------------
Warner Chilcott Corp., due 1/01/06                                   1,545,741
------------------------------------------------------------------------------
Warner Chilcott Corp., due 6/30/06                                     309,148
------------------------------------------------------------------------------
Neiman Marcus Group, Inc., due 7/16/06                                  94,995
------------------------------------------------------------------------------
                                                                   $29,943,484
------------------------------------------------------------------------------

These commitments are available until the maturity date of the respective security.

Foreign forward currency contracts held at October 31, 2005:

                                                                  CONTRACT          CONTRACT
                                                                    AMOUNT            AMOUNT            UNREALIZED
FOREIGN CURRENCY BUY CONTRACTS                                   PURCHASED              SOLD          APPRECIATION
Euro Dollar vs. U.S. Dollar, expiring 01/06/06                $11,577,588        $9,650,000        $        28,400
------------------------------------------------------------------------------------------------------------------

 30   MainStay High Yield Corporate Bond Fund

                                                                     CONTRACT             CONTRACT
                                                                       AMOUNT               AMOUNT            UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                                          SOLD            PURCHASED          DEPRECIATION
U.S. Dollar vs. Euro Dollar, expiring 01/06/06                EUR 51,242,041        EUR 61,500,697       $      (127,747)
------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward
  contracts                                                                                              $       (99,347)
------------------------------------------------------------------------------------------------------------------------

FOREIGN CURRENCY HELD AT OCTOBER 31, 2005:                        CURRENCY              COST          MARKET VALUE
Euro                                                          E20,581,547        $24,988,992       $    24,665,954
------------------------------------------------------------------------------------------------------------------

FOREIGN CURRENCY OVERDRAFT AT OCTOBER 31, 2005:                 CURRENCY              COST          MARKET VALUE
Canadian Dollar                                               C$(27,487)        $(23,156)        $       (23,272)
----------------------------------------------------------------------------------------------------------------

Restricted securities held at October 31, 2005


                                                              PRINCIPAL
                                            DATE(S) OF          AMOUNT/                          10/31/2005      PERCENTAGE OF
SECURITY                                   ACQUISITION           SHARES              COST             VALUE         NET ASSETS
Calpine Gilroy, L.P.
  10.00%, due 9/30/14                       11/28/2003      $21,384,753      $ 21,441,123      $ 21,384,753               0.5%
------------------------------------------------------------------------------------------------------------------------------
Colorado Prime Corp.
  Preferred Stock                      5/6/97-11/10/99            7,232        23,048,641                72               0.0(a)
------------------------------------------------------------------------------------------------------------------------------
Fidelity National Information
  Solutions, Inc.
  Bank debt, Series B
  5.68%, due 3/9/13                          3/16/2005       17,411,725        17,411,725        17,464,587               0.4
------------------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Bank debt
  7.06%, due 4/30/10                   2/25/04-3/11/04       20,350,000        20,350,000        20,506,858               0.5
------------------------------------------------------------------------------------------------------------------------------
Graham Packaging Holdings Co.
  Bank debt
  8.25%, due 4/7/12                            10/1/04        1,000,000         1,000,000         1,015,833               0.0(a)
------------------------------------------------------------------------------------------------------------------------------
Jostens IH Corp.
  Bank debt, Series B
  5.94%, due 10/4/11                           10/8/04        3,800,000         3,800,000         3,855,814               0.1
------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%,                                      1/22/04          369,962        17,218,875        21,272,815               0.5
  Warrants                                     1/22/04          374,921             3,749             3,749               0.0(a)
  Warrants                                     1/22/04              388                 4                 4               0.0(a)
------------------------------------------------------------------------------------------------------------------------------
LNR Property Corp.
  Bank debt, Series B
  6.71%, due 2/3/08                            2/10/05       22,764,703        22,764,703        22,878,527               0.5
------------------------------------------------------------------------------------------------------------------------------
MMH Holdings, Inc.
  Common Stock                         3/11/99-10/30/01          69,236            36,341           366,951               0.0(a)
------------------------------------------------------------------------------------------------------------------------------
Quadramed Corp.
  Convertible Preferred Stock
  5.50%                                                       1,577,650            15,777         2,508,463               0.1
------------------------------------------------------------------------------------------------------------------------------
Qwest Corp.
  Bank debt, Series B
  6.95%, due 6/30/10                           6/12/03       18,000,000        17,504,316        17,996,256               0.4
------------------------------------------------------------------------------------------------------------------------------
Riley Mezzainine Corp.
  Bank debt
  8.39%, due 2/3/08                            2/10/05        7,000,000         7,000,000         7,004,375               0.2
  Bank debt, Series 2
  8.96%, due 2/3/08                            2/10/05        9,000,000         9,000,000         9,005,625               0.2
------------------------------------------------------------------------------------------------------------------------------
Riverdeep Group, Ltd.
  Bank debt
  (zero coupon), due 10/30/11                  7/26/05        6,080,000         6,080,000         6,414,000               0.1
------------------------------------------------------------------------------------------------------------------------------
Satbirds Capital
  Bank debt
  10.464%, due 5/1/14                           4/8/05      E20,185,000        25,651,470        25,400,249               0.6
------------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     31


                                                              PRINCIPAL
                                            DATE(S) OF          AMOUNT/                          10/31/2005      PERCENTAGE OF
SECURITY                                   ACQUISITION           SHARES              COST             VALUE         NET ASSETS
SunGard Data Systems, Inc.
  Bank debt, Series B
  6.28%, due 12/11/12                          7/28/05      $24,548,475      $ 24,517,789      $ 24,746,532               0.6%
------------------------------------------------------------------------------------------------------------------------------
Telcordia Technologies, Inc.
  Bank debt
  6.36%, due 9/15/12                            4/5/05       10,198,750        10,185,349        10,084,014               0.2
------------------------------------------------------------------------------------------------------------------------------
Warner Chilcott Corp.
  Bank debt, Series D
  6.77%, due 1/18/12                           1/19/05       12,084,385        12,090,901        12,118,910               0.3
------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group
  Common Stock                                  9/4/03           11,689               117           187,024                 0(a)
------------------------------------------------------------------------------------------------------------------------------
                                                                             $239,120,880      $224,215,411               5.5%
------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED
                                                     OCTOBER 31, 2005
                                          CLASS A    CLASS B   CLASS C   CLASS I
Shares sold                                100,802    23,045    22,331    7,807
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                10,633    19,125     2,593      536
--------------------------------------------------------------------------------
                                           111,435    42,170    24,924    8,343
--------------------------------------------------------------------------------
Shares redeemed                            (91,727)  (87,134)  (26,576)    (921)
--------------------------------------------------------------------------------
Net increase (decrease)                     19,708   (44,964)   (1,652)   7,422
--------------------------------------------------------------------------------

                                                        YEAR ENDED
                                                     OCTOBER 31, 2004
                                          CLASS A    CLASS B   CLASS C   CLASS I*
Shares sold                                121,503    41,658    24,460    3,736
---------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                10,116    20,785     2,690        9
---------------------------------------------------------------------------------
                                           131,619    62,443    27,150    3,745
---------------------------------------------------------------------------------
Shares redeemed                           (138,398)  (91,988)  (30,506)    (127)
---------------------------------------------------------------------------------
Net increase (decrease)                     (6,779)  (29,545)   (3,356)   3,618
---------------------------------------------------------------------------------

*   Commenced operations on January 2, 2004.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay High Yield Corporate Bond Funds was $814,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 32   MainStay High Yield Corporate Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of this Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com     33

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 34   MainStay High Yield Corporate Bond Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     35

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 36   MainStay High Yield Corporate Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's performance (top decile) when compared over several time periods with funds concluded by Trustees to be peers of the Fund.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees, in considering economies of scale, noted the Fund was the largest series of The MainStay Funds. The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted that a contractual breakpoint was in place for the management fee and was intended to provide that the Fund's shareholders would share in benefits from economies of scale as the Fund grows. The Trustees noted that the Fund's contractual management fee had been reduced in accordance with the

                                                    www.MAINSTAYfunds.com     37
terms of the breakpoint schedule applicable to the Fund, and reviewed information provided by the Manager intended to show that the profitability of the Fund to the Manager and the Subadviser was not excessive. In discussing the large size of the Fund relative to the low asset level at which the breakpoint became applicable, the Manager emphasized the increase of the Manager's and Subadvisor's costs applicable to the Fund as its assets have increased, the lack of a significant increase of the Manager's and Subadvisor's profitability level relating to the Fund, the Fund's competitive fee level, and the Manager's willingness to keep the Fund open to new investors. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated expense ratio, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

 38   MainStay High Yield Corporate Bond Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 0.2% to arrive at the amount eligible for qualified dividend income and 0.1% for the corporate dividends received deduction.

In January 2006, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2005. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2005.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     39

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

 40   MainStay High Yield Corporate Bond Fund

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

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

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08038         (RECYCLE
LOGO)                        MS475-05                               MSHY11-12/05

(MAINSTAY LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay International Equity Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/S/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          15
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Trustees and Officers                                                         27
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     30
--------------------------------------------------------------------------------

Federal Income Tax Information                                                32
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          32
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        32
--------------------------------------------------------------------------------

MainStay Funds                                                                33

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE. PERFORMANCE DATA SHOWN DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH IF SHOWN, WOULD REDUCE PERFORMANCE.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        7.17%  4.05%   5.95%
Excluding sales charges  13.40   5.23    6.55

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/95                                                                     9450                              10000
                                                                          10669.8                            11047.1
                                                                            11531                            11558.6
                                                                          12701.1                            12673.4
                                                                            15470                            15592.5
                                                                          13813.1                            15141.1
                                                                          11274.3                            11366.3
                                                                          11416.6                             9864.6
                                                                          13653.1                            12531.5
                                                                          15716.2                              14892
10/31/05                                                                  17822.6                            17586.6

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        7.59%  4.12%   5.78%
Excluding sales charges  12.59   4.45    5.78

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/95                                                                  10000.00                           10000.00
                                                                          11207.30                           11047.10
                                                                          12020.40                           11558.60
                                                                          13156.90                           12673.40
                                                                          15898.00                           15592.50
                                                                          14103.90                           15141.10
                                                                          11443.60                           11366.30
                                                                          11494.70                            9864.60
                                                                          13644.90                           12531.50
                                                                          15576.80                           14892.00
10/31/05                                                                  17537.50                           17586.60

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       11.50%  4.44%   5.77%
Excluding sales charges  12.50   4.44    5.77

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/95                                                                  10000.00                           10000.00
                                                                          11207.30                           11047.10
                                                                          12020.40                           11558.60
                                                                          13156.90                           12673.40
                                                                          15898.00                           15592.50
                                                                          14103.90                           15141.10
                                                                          11430.20                           11366.30
                                                                          11494.80                            9864.60
                                                                          13645.00                           12531.50
                                                                          15576.90                           14892.00
10/31/05                                                                  17524.00                           17586.60

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of ..25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (9/13/94) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, R1, and R2, first offered 1/2/04), performance of Class A, C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay International Equity Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         13.98%  5.53%   6.76%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/95                                                                    10000                              10000
                                                                          11298.3                            11047.1
                                                                          12211.9                            11558.6
                                                                          13476.4                            12673.4
                                                                          16435.2                            15592.5
                                                                          14701.5                            15141.1
                                                                          12006.1                            11366.3
                                                                          12172.9                             9864.6
                                                                          14588.3                            12531.5
                                                                          16880.9                              14892
10/31/05                                                                  19240.7                            17586.6

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         13.57%  5.36%   6.63%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/95                                                                    10000                              10000
                                                                          11296.3                            11047.1
                                                                          12198.3                            11558.6
                                                                          13436.1                            12673.4
                                                                          16373.3                            15592.5
                                                                          14632.2                            15141.1
                                                                          11933.8                            11366.3
                                                                          12087.8                             9864.6
                                                                          14475.3                            12531.5
                                                                          16726.1                              14892
10/31/05                                                                  18995.2                            17586.6

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         13.52%  5.17%   6.41%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/95                                                                    10000                              10000
                                                                          11264.7                            11047.1
                                                                          12135.8                            11558.6
                                                                          13335.9                            12673.4
                                                                          16218.5                            15592.5
                                                                          14459.7                            15141.1
                                                                          11775.1                            11366.3
                                                                          11891.5                             9864.6
                                                                          14202.6                            12531.5
                                                                          16391.2                              14892
10/31/05                                                                  18607.8                            17586.6

                                                   ONE      FIVE     TEN
BENCHMARK PERFORMANCE                              YEAR    YEARS    YEARS
-------------------------------------------------------------------------

MSCI EAFE Index(1)                                18.09%    3.04%   5.81%
Average Lipper international multicap core
  fund(2)                                         18.11     2.85    6.83

1. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    ENDING ACCOUNT                        ENDING ACCOUNT
                                                     VALUE (BASED                          VALUE (BASED
                                    BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                     ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                      VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                          5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                      $1,000.00         $1,032.40           $ 8,91            $1,016.30            $ 8.84
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                      $1,000.00         $1,028.45           $12.73            $1,012.55            $12.63
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                      $1,000.00         $1,028.45           $12.73            $1,012.55            $12.63
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                      $1,000.00         $1,034.25           $ 6.00            $1,019.15            $ 5.95
-------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                     $1,000.00         $1,031.25           $ 6.50            $1,018.65            $ 6.46
-------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                     $1,000.00         $1,032.10           $ 7.79            $1,017.40            $ 7.73
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.74% for Class A, 2.49% for Class B and Class C, 1.17% for Class I, 1.27% for Class R1, and 1.52% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 6   MainStay International Equity Fund

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                           SHORT-TERM
                                           INVESTMENTS
                                        (COLLATERAL FROM                                                    LIABILITIES IN EXCESS
                                      SECURITIES LENDING IS                               INVESTMENT          OF CASH AND OTHER
COMMON STOCKS                                10.8%)                 WARRANT               COMPANIES                ASSETS
-------------                         ---------------------         -------               ----------        ---------------------
86.7                                          12.80                   2.50                   1.00                   (3.00)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Man Group PLC
 3.  Nestle S.A. Registered
 4.  Reed Elsevier N.V.
 5.  Banco Popular Espanol, S.A.
 6.  Diageo PLC*
 7.  Snam Rete Gas S.p.A.
 8.  Takeda Pharmaceutical Co. Ltd.
 9.  Bayerische Motoren Werke AG
10.  UBS AG*

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund seeks to generate superior risk-adjusted returns by investing in quality companies that we believe are currently undervalued. The Fund normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries with established economies, as well as emerging-market countries that we believe present favorable opportunities. In implementing this strategy, we utilize a bottom-up stock-picking investment discipline. Proprietary quantitative and qualitative tools are used to identify attractive companies. In-depth, original fundamental research is performed on identified companies to assess their business and investment prospects. Particular attention is paid to cash flow, return on invested capital, and management's demonstrated ability to create shareholder value. Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the portfolio are a result of the bottom-up stock-selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the MSCI EAFE(R) Index,(1) unless the stock-selection process strongly argues against it.

WHAT MAJOR FACTORS INFLUENCED INTERNATIONAL EQUITIES DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

International equity markets advanced significantly during the 12-month reporting period. The global focus on high energy prices sparked renewed concerns about higher inflation. In Japan, good corporate sector performance has begun to spill into the household sector, creating a recovery path that will likely be led by private demand. From a price per-spective, the Japanese economy was still in a mild deflationary period. Still, the possible economic ramifications of oil price fluctuations on Japan's domestic and overseas businesses could not be ignored.

In Europe, economic news was mixed. The euro hit a record high versus the U.S. dollar in November 2004 and has since declined in value. The European Central Bank has expressed concern about the weakness but has not yet been moved to raise interest rates. In the United States, corporate profit growth and higher commodity prices once again ignited inflation fears, but the Federal Open Market Committee continued to raise the targeted federal funds rate at a measured pace, with eight 25-basis-point increases during the reporting period. (A basis point is one-hundredth of a percentage point.) At the end of October 2005, the federal funds target rate stood at 3.75%, and the market anticipated additional tightening moves.

The key factor driving international markets, however, was not interest rates but an appetite for risk. The more-volatile parts of the global economy continued to outperform during the reporting period. With gross domestic product showing strength worldwide, emerging markets, commodity-related stocks, and high-fixed-cost companies continued to enjoy market favor.

WHAT WERE THE STRONGEST AND WEAKEST AREAS OF THE MARKET DURING THE REPORTING PERIOD?

The international equity market saw broad-based advances during the 12-month period ended October 31, 2005, with every sector recording gains. Within the MSCI EAFE(R) Index, the materials and energy sectors were the best performers in U.S. dollar terms. Telecommunications services and information technology were the worst-performing sectors, although they still generated positive returns in U.S. dollars during the reporting period.

WHICH FUND HOLDINGS DID PARTICULARLY WELL DURING THE REPORTING PERIOD?

Deutsche Boerse, a German-based provider of various stock-exchange services, was one of the strongest positive contributors to the Fund's performance during the reporting period. The company approved a significant share-buyback program during the reporting period and did not rule out a dividend payout ratio increase. Ryanair Holdings, an Ireland-based low-cost airline that operates through Europe, was another strong performer. The company continued to increase business and profits while other airlines were struggling with the high cost of fuel. At a time when high fuel prices were forcing many competitors out of business, Ryanair actually flew more passengers than British Airways. Another positive contributor was Nestle, the Switzerland-based


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains which are taxable.
1. See footnote on page 5 for more information on the MSCI EAFE(R) Index.

 8   MainStay International Equity Fund
food manufacturer, whose businesses include coffee, infant formula, bottled water, and pet food. Of particular note was Nestle's lucrative bottled-water business, because bottled water has become a powerhouse in the global beverage market.

WHAT STOCKS DETRACTED FROM RESULTS?

Enel, the largest Italian electric utility, detracted from the Fund's performance during the reporting period. The company's cash position was affected by a change in the Italian government's rules on amortization of property, plant, and equipment. Another stock that hurt performance was Kingfisher, a do-it-yourself retailer that faced profit problems in a deteriorating U.K. retail environment. Tesco, a U.K. retailing giant, declined when the market responded negatively to the actions of Asda, a competitor owned by Wal-Mart Stores.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We added Roche Holdings, a Switzerland-based pharmaceutical company, to the Fund's portfolio during the reporting period because of the company's strong growth prospects, which were strengthened by increased penetration in the oncology field. Roche also has a solid pipeline of products that many analysts appear to have ignored in their forecasts. We also initiated a Fund position in Denso, an auto parts manufacturer based in Japan. Although we have concerns about projected auto sales, we feel that as the main supplier to Toyota, Denso may benefit. Toyota is one of the few automakers that has gained market share globally. We also added to several of the Fund's energy positions, including BP and Total, because earnings expectations have not kept up with the rising price of oil.

We eliminated the Fund's position in Euronext, a pan-European stock exchange that resulted from the merger of exchanges in Paris, Brussels, Amsterdam, and Lisbon. The decision to sell Euronext was driven by concerns that the winds of consolidation would lead the company to overpay for the acquisition of the London Stock Exchange. For this reason, we felt it prudent to liquidate the Fund's position. The Fund took profits in Porsche, an automaker known for its premium sports cars and new Cayenne SUV. We decided to sell the stock after we learned that the company's management had decided to acquire a 20% stake in Volkswagen. We believed that Volkswagen's business model was not up to par and that shareholders would have been better served if the money had been returned to them or invested in Porsche's own high-return business.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AS OF OCTOBER 31, 2005?

The Fund and its benchmark were invested primarily in stocks of developed markets. The Fund tends to have limited exposure to emerging markets. As always, we remained focused on the fundamental analysis of individual businesses rather than on the market's perception. At the end of October 2005, the Fund was overweighted in diversified financials and higher-dividend-yielding sectors, such as consumer staples and utilities. The Fund was also slightly overweighted in health care. At the same time, the Fund was underweighted in telecommunications services, industrials, and materials. The Fund held a market-weighted position in information technology.

During the reporting period, the Fund's holdings in diversified financials and health care provided the biggest contribution to absolute performance. The Fund's utility holdings detracted from absolute performance.

WHERE HAVE YOU RECENTLY FOUND THE MOST COMPELLING OPPORTUNITIES?

We have found promising opportunities in Europe and Asian nations outside Japan. Since we find Japanese companies less compelling, the Fund has been underweighted relative to the Index in Japan.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                          SHARES          VALUE
COMMON STOCKS (86.7%)+
-------------------------------------------------------------------------------
AUSTRALIA (0.7%)
Australian Gas Light Co., Ltd. (multi-utilities)         192,300   $  2,177,016
                                                                   ------------

BELGIUM (0.2%)
UCB S.A. (pharmaceuticals)                                16,100        795,728
                                                                   ------------

CANADA (0.9%)
Bank of Montreal (commercial banks) (a)                   24,700      1,208,964
Loblaw Cos., Ltd. (food & staples retailing)              28,700      1,631,946
                                                                   ------------
                                                                      2,840,910
                                                                   ------------

DENMARK (0.4%)
Danske Bank A/S (commercial banks)                        45,205      1,417,409
                                                                   ------------

FRANCE (7.9%)
Air Liquide S.A. (chemicals) (a)                          22,700      4,126,970
BNP Paribas S.A. (commercial banks)                      108,480      8,222,997
M6-Metropole Television (media)                          117,551      2,993,679
Sanofi-Aventis, ADR (pharmaceuticals) (b)                 18,800        754,256
Societe Generale (commercial banks)                        5,000        570,762
Societe Television Francaise 1 (media)                    80,400      2,062,005
Total S.A. Class B (oil, gas & consumable fuels)          28,300      7,102,039
                                                                   ------------
                                                                     25,832,708
                                                                   ------------

GERMANY (8.5%)
Altana AG (pharmaceuticals)                               45,800      2,579,783
V  Bayerische Motoren Werke AG (automobiles)             208,238      9,034,174
Deutsche Boerse AG (diversified financial
  services)                                               55,878      5,256,909
Hannover Rueckversicherung AG (insurance) (a)            190,712      6,900,190
Henkel KGaA (household products)                           7,100        611,797
Muenchener Rueckversicherungs-
  Gesellschaft AG Registered (insurance)                  22,309      2,620,150
Siemens AG (industrial conglomerates)                     10,300        766,071
                                                                   ------------
                                                                     27,769,074
                                                                   ------------


                                                          SHARES          VALUE
HONG KONG (1.5%)
HongKong Electric Holdings, Ltd. (electric
  utilities)                                           1,003,100   $  4,735,937
                                                                   ------------

INDIA (0.5%)
ITC, Ltd., Sponsored GDR (tobacco) (c)(d)                652,700      1,740,816
                                                                   ------------

IRELAND (2.0%)
Bank of Ireland (commercial banks)                       421,703      6,423,506
                                                                   ------------

ITALY (9.6%)
Banco Popolare di Verona e Novara Scrl (commercial
  banks)                                                 230,700      4,257,829
Enel S.p.A. (electric utilities) (a)                     818,100      6,598,441
ENI S.p.A. (oil, gas & consumable fuels) (a)             182,900      4,901,234
ENI S.p.A., Sponsored ADR (oil, gas & consumable
  fuels) (a)(b)                                            3,000        401,250
Mediaset S.p.A. (media)                                  435,900      4,785,224
V  Snam Rete Gas S.p.A. (gas utilities) (a)            1,742,875      9,566,468
Terna S.p.A. (construction & engineering)                320,100        771,084
                                                                   ------------
                                                                     31,281,530
                                                                   ------------

JAPAN (9.5%)
Acom Co., Ltd. (consumer finance)                         21,400      1,384,262
Canon, Inc. (office electronics)                         106,000      5,527,188
Canon, Inc., Sponsored ADR (office electronics)
  (b)                                                     57,423      3,047,439
Credit Saison Co. Ltd. (consumer finance)                 15,600        703,548
Denso Corp. (auto components)                             56,800      1,605,292
Keyence Corp. (electronic equipment & instruments)         3,000        686,539
Konica Minolta Holdings, Inc. (office electronics)       188,400      1,555,299

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the 10 largest holdings, may be a security traded on more than one exchange. May be subject to change daily.

 10   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES          VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
OBIC Co., Ltd. (it services)                              18,100   $  2,938,665
RICOH Co., Ltd. (office electronics)                     144,400      2,281,175
Secom Co. Ltd. (commercial services & supplies)           31,700      1,571,248
Seven & I Holdings Co., Ltd. (retail) (e)                 14,800        483,120
V  Takeda Pharmaceutical Co., Ltd.
  (pharmaceuticals)                                      171,200      9,353,423
                                                                   ------------
                                                                     31,137,198
                                                                   ------------

NETHERLANDS (5.6%)
V  Reed Elsevier N.V. (media)                            729,270      9,823,688
TNT N.V. (air freight & logistics)                       363,846      8,585,849
                                                                   ------------
                                                                     18,409,537
                                                                   ------------

SPAIN (5.2%)
V  Banco Popular Espanol S.A. (commercial banks)         802,570      9,743,439
Gestevision Telecinco S.A. (media)                        79,500      1,763,573
Iberdrola S.A. (electric utilities)                       78,848      2,111,027
Telefonica S.A. (diversified telecommunication
  services)                                              199,616      3,184,149
                                                                   ------------
                                                                     16,802,188
                                                                   ------------

SWEDEN (0.7%)
Hennes & Mauritz AB Class B (specialty retail)            47,900      1,554,999
Svenska Handelsbanken Class A (commercial banks)          34,900        795,493
                                                                   ------------
                                                                      2,350,492
                                                                   ------------

SWITZERLAND (13.8%)
Adecco S.A. (commercial services & supplies)              19,873        847,726
V  Nestle S.A. Registered (food products)                 36,660     10,918,246
Novartis AG Registered (pharmaceuticals)                  60,848      3,272,819
Novartis AG, ADR (pharmaceuticals) (b)                    75,800      4,079,556
Roche Holding AG Genusscheine (pharmaceuticals)           29,200      4,361,826


                                                          SHARES          VALUE
SWITZERLAND (CONTINUED)
Serono S.A. Class B (biotechnology)                        8,312   $  5,376,514
Swiss Reinsurance (insurance)                            113,300      7,649,409
V  UBS AG Registered (capital markets) (f)                83,494      7,090,854
V  UBS AG Registered (capital markets)                    18,608      1,594,147
                                                                   ------------
                                                                     45,191,097
                                                                   ------------

UNITED KINGDOM (19.5%)
BP PLC Sponsored ADR (oil, gas & consumable fuels)
  (b)                                                     81,333      5,400,511
V  Diageo PLC (beverages)                                515,961      7,625,646
V  Diageo PLC, Sponsored ADR (beverages) (a)(b)           34,740      2,064,598
GlaxoSmithKline PLC, ADR (pharmaceuticals) (a)(b)         27,100      1,408,929
HSBC Holdings PLC, Sponsored ADR (commercial
  banks) (a)(b)                                           28,200      2,221,032
Lloyds TSB Group PLC (commercial banks)                  640,900      5,240,896
Lloyds TSB Group PLC, Sponsored ADR (commercial
  banks) (a)(b)                                            9,910        327,129
V  Man Group PLC (capital markets)                       446,610     12,173,695
Provident Financial PLC (consumer finance)               145,716      1,547,504
Royal Bank of Scotland Group PLC (commercial
  banks)                                                  87,700      2,427,782
Scottish & Southern Energy PLC (electric
  utilities)                                             187,930      3,259,834
Smith & Nephew PLC (health care equipment &
  supplies)                                              297,241      2,514,837
V  Tesco PLC (food & staples retailing)                2,633,674     14,019,767
Vodafone Group PLC, Sponsored ADR (wireless
  telecommunication services) (b)                        126,300      3,316,638
                                                                   ------------
                                                                     63,548,798
                                                                   ------------

UNITED STATES (0.2%)
AFLAC, Inc. (insurance)                                   10,900        520,802
                                                                   ------------
Total Common Stocks
  (Cost $255,274,943)                                               282,974,746
                                                                   ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11


                                                          SHARES          VALUE
INVESTMENT COMPANIES (1.0%)
-------------------------------------------------------------------------------
UNITED KINGDOM (0.8%)
iShares MSCI United Kingdom Index Fund (capital
  markets) (g)                                           133,500   $  2,469,750
                                                                   ------------
UNITED STATES (0.2%)
iShares S&P Europe 350 Index Fund (capital
  markets) (a)(g)                                         10,700        835,670
                                                                   ------------
Total Investment Companies
  (Cost $3,205,949)                                                   3,305,420
                                                                   ------------
                                                       NUMBER OF
                                                        WARRANTS
WARRANT (2.5%)
-------------------------------------------------------------------------------
IRELAND (2.5%)
Ryanair Holdings PLC Strike price E0.000001
  Expire 3/21/08 (airlines) (e)(c)(h)                    968,823      8,301,764
                                                                   ------------
Total Warrant
  (Total Cost $6,294,479)                                             8,301,764
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (12.8%)
-------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
UNITED STATES (0.4%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (banking) (i)(j)              $  1,306,665      1,306,665
                                                                   ------------
Total Certificate of Deposit
  (Cost $1,306,665)                                                   1,306,665
                                                                   ------------
COMMERCIAL PAPER (1.5%)
UNITED STATES (1.5%)
Compass Securitization 3.993%, due 11/22/05
  (banking) (i)                                          933,332        933,332
Falcon Asset
  Securitization Corp.
  4.026%, due 12/2/05 (banking) (i)                      559,999        559,999
Merrill Lynch & Co., Inc.
  3.84%, due 11/14/05 (banking)                        3,000,000      2,995,840

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
UNITED STATES (CONTINUED)
Silver Tower U.S. Funding 3.932%, due 11/15/05
  (banking) (i)                                     $    554,105   $    554,105
                                                                   ------------
Total Commercial Paper
  (Cost $5,043,276)                                                   5,043,276
                                                                   ------------
FEDERAL AGENCIES (1.1%)
UNITED STATES (1.1%)
Federal Home Loan Bank 3.72%, due 11/2/05 (U.S.
  federal agencies)                                      800,000        799,918
Federal National
  Mortgage Association
  3.72%, due 11/1/05
  (U.S. federal agencies)                              2,670,000      2,670,000
                                                                   ------------
Total Federal Agencies
  (Cost $3,469,918)                                                   3,469,918
                                                                   ------------

                                                          SHARES
INVESTMENT COMPANY (2.6%)
UNITED STATES (2.6%)
BGI Institutional Money
  Market Fund
  (investment companies) (i)                           8,512,290      8,512,290
                                                                   ------------
Total Investment Company
  (Cost $8,512,290)                                                   8,512,290
                                                                   ------------
                                                       PRINCIPAL
                                                          AMOUNT
TIME DEPOSITS (7.2%)
UNITED STATES (7.2%)
Bank of the West (The)
  4.02%, due 12/8/05 (banking) (i)                  $  3,546,661      3,546,661
Barclays
  3.92%, due 12/5/05 (banking) (i)                     1,493,331      1,493,331
  3.94%, due 11/28/05 (banking) (i)                    1,679,997      1,679,997
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (banking) (i)                     1,306,665      1,306,665
Deutsche Bank
  3.95%, due 12/2/05 (banking) (i)                     1,493,331      1,493,331

 12   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
UNITED STATES (CONTINUED)
First Tennessee National Corp.
  3.88%, due 11/14/05 (banking) (i)                 $  1,493,331   $  1,493,331
Fortis Bank
  4.00%, due 12/12/05 (banking) (i)                    1,679,998      1,679,998
Halifax Bank of Scotland
  3.75%, due 11/1/05 (diversified financial
  services) (i)                                        1,493,331      1,493,331
Keybank
  4.00%, due 11/1/05 (banking) (i)                     1,669,842      1,669,842
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (banking) (i)                    1,493,331      1,493,331
Societe Generale
  3.77%, due 11/1/05 (banking) (i)                     3,173,329      3,173,329
UBS AG
  4.01%, due 12/13/05 (banking) (i)                    1,493,331      1,493,331
Wells Fargo & Co.
  4.00%, due 11/25/05 (banking) (i)                    1,493,331      1,493,331
                                                                   ------------
Total Time Deposits
  (Cost $23,509,809)                                                 23,509,809
                                                                   ------------
Total Short-Term Investments
  (Cost $41,841,958)                                                 41,841,958
                                                                   ------------
Total Investments
  (Cost $306,617,329) (k)                                  103.0%   336,423,888
Liabilities in Excess of
  Cash and Other Assets                                     (3.0)    (9,824,957)
                                                    ------------   ------------
Net Assets                                                 100.0%  $326,598,931
                                                    ============   ============

(a) Represents security, or a portion thereof, which is out on loan.
(b)  ADR--American Depositary Receipt.
(c)  May be sold to institutional investors only.
(d)  GDR--Global Depositary Receipt.
(e)  Non-income producing security.
(f)  Security primarily trades on New York Stock Exchange.
(g) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(h) The following abbreviation is used in the above portfolio: E--Euro.
(i) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j) Floating rate. Rate shown is the rate in effect at October 31, 2005.
(k) The cost for federal income tax purposes is $306,723,736.
(l) At October 31, 2005 net unrealized appreciation for securities was $29,700,152, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $33,410,155 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,710,003.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                                           VALUE     PERCENT+
Air Freight & Logistics                             $  8,585,849          2.6%
Airlines                                               8,301,764          2.5
Auto Components                                        1,605,292          0.5
Automobiles                                            9,034,174          2.8
Banking                                               28,366,419          8.7
Beverages                                              9,690,244          3.0
Biotechnology                                          5,376,514          1.6
Capital Markets                                       24,164,116          7.4
Chemicals                                              4,126,970          1.3
Commercial Banks                                      42,857,238         13.1
Commercial Services & Supplies                         2,418,974          0.7
Construction & Engineering                               771,084          0.2
Consumer Finance                                       3,635,314          1.1
Diversified Financial Services                         6,750,240          2.1
Diversified Telecommunication Services                 3,184,149          1.0
Electric Utilities                                    16,705,239          5.1
Electronic Equipment & Instruments                       686,539          0.2
Food & Staples Retailing                              15,651,713          4.8
Food Products                                         10,918,246          3.3
Gas Utilities                                          9,566,468          2.9
Health Care Equipment & Supplies                       2,514,837          0.8
Household Products                                       611,797          0.2
Industrial Conglomerates                                 766,071          0.2
Insurance                                             17,690,551          5.4
Investment Companies                                   8,512,290          2.6
IT Services                                            2,938,665          0.9
Media                                                 21,428,169          6.6
Multi-Utilities                                        2,177,016          0.7
Office Electronics                                    12,411,101          3.8
Oil, Gas & Consumable Fuels                           17,805,034          5.5
Pharmaceuticals                                       26,606,320          8.1
Retail                                                   483,120          0.2
Specialty Retail                                       1,554,999          0.5
Tobacco                                                1,740,816          0.5
U.S. Federal Agencies                                  3,469,918          1.1
Wireless Telecommunication Services                    3,316,638          1.0
                                                    ------------   ----------
                                                     336,423,888        103.0
Liabilities in Excess of Cash and Other Assets        (9,824,957)        (3.0)
                                                    ------------   ----------
Net Assets                                          $326,598,931        100.0
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.

 14   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $306,617,329) including
  $33,391,502 market value of securities
  loaned                                        $336,423,888
Cash denominated in foreign currencies
  (identified cost $23,963,453)                   23,349,730
Cash                                                   6,408
Receivables:
  Investment securities sold                       3,187,361
  Fund shares sold                                   991,468
  Dividends and interest                             561,340
Other assets                                          30,822
                                                -------------
    Total assets                                 364,551,017
                                                -------------
LIABILITIES:
Securities lending collateral                     35,376,200
Payables:
  Investment securities purchased                  1,492,445
  Transfer agent                                     241,702
  Manager                                            200,804
  Fund shares redeemed                               186,006
  NYLIFE Distributors                                104,106
  Shareholder communication                           62,228
  Professional                                        35,537
Accrued expenses                                      53,368
Unrealized depreciation on foreign currency
  forward contracts                                  199,690
                                                -------------
    Total liabilities                             37,952,086
                                                -------------
Net assets                                      $326,598,931
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     64,466
  Class B                                             68,660
  Class C                                              9,015
  Class I                                             99,748
  Class R1                                             2,456
  Class R2                                               307
Additional paid-in capital                       280,733,177
Accumulated undistributed net investment
  income                                           1,743,616
Accumulated net realized gain on investments      14,875,405
Net unrealized appreciation on investments        29,806,559
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                         (804,478)
                                                -------------
Net assets                                      $326,598,931
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 87,204,385
                                                =============
Shares of beneficial interest outstanding          6,446,563
                                                =============
Net asset value per share outstanding           $      13.53
Maximum sales charge (5.50% of offering price)          0.79
                                                -------------
Maximum offering price per share outstanding    $      14.32
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 88,410,412
                                                =============
Shares of beneficial interest outstanding          6,866,038
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.88
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 11,599,914
                                                =============
Shares of beneficial interest outstanding            901,495
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.87
                                                =============
CLASS I
Net assets applicable to outstanding shares     $135,643,399
                                                =============
Shares of beneficial interest outstanding          9,974,843
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.60
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $  3,325,143
                                                =============
Shares of beneficial interest outstanding            245,573
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.54
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $    415,678
                                                =============
Shares of beneficial interest outstanding             30,676
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.55
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 6,888,953
  Income from securities loaned--net                 255,979
  Interest                                           217,658
                                                 ------------
    Total income                                   7,362,590
                                                 ------------
EXPENSES:
  Manager                                          2,301,353
  Transfer agent--Classes A, B and C                 742,276
  Transfer agent--Classes I and R1                    78,272
  Distribution--Class B                              631,923
  Distribution--Class C                               72,236
  Distribution/Service--Class A                      203,133
  Service--Class B                                   210,641
  Service--Class C                                    24,079
  Distribution/Service--Class R2                         163
  Custodian                                          121,149
  Shareholder communication                           84,871
  Professional                                        84,172
  Registration                                        74,394
  Recordkeeping                                       52,237
  Trustees                                            20,123
  Shareholder service fees--Class R1                   1,927
  Shareholder service fees--Class R2                      64
  Miscellaneous                                       34,859
                                                 ------------
    Total expenses before reimbursement            4,737,872
  Expense reimbursement from Manager                 (39,296)
                                                 ------------
  Net expenses                                     4,698,576
                                                 ------------
Net investment income                              2,664,014
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain (loss) on:
  Security transactions                           16,084,306
  Foreign currency transactions                     (931,503)
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                           15,152,803
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                            8,819,132
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forwards contracts                            (1,277,949)
                                                 ------------
Net change in unrealized appreciation on
  investments and foreign currency transactions    7,541,183
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions               22,693,986
                                                 ------------
Net increase in net assets resulting from
  operations                                     $25,358,000
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $812,961.

 16   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                             2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  2,664,014   $    541,838
 Net realized gain on investments
  and foreign currency transactions    15,152,803      8,939,748
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions         7,541,183      7,864,111
                                     ---------------------------
 Net increase in net assets
  resulting from operations            25,358,000     17,345,697
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                               (124,050)      (555,225)
   Class B                                     --       (414,033)
   Class C                                     --        (22,730)
   Class I                               (315,680)            --
   Class R1                                    (7)            --
   Class R2                                    (5)            --
                                     ---------------------------
 Total dividends to shareholders         (439,742)      (991,988)
                                     ---------------------------
 Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             31,994,008     33,536,680
   Class B                             22,268,445     14,390,516
   Class C                              5,607,703      4,309,233
   Class I                            104,105,747     43,940,803
   Class R1                             3,402,303          1,000
   Class R2                               812,060          1,000

 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                                104,879        451,765
   Class B                                     --        396,920
   Class C                                     --         17,677
   Class I                                315,680             --
   Class R1                                     8             --
   Class R2                                     5             --
                                     ---------------------------
                                      168,610,838     97,045,594

                                             2005           2004

 Cost of shares redeemed+:
   Class A                            (24,514,014)   (14,451,562)
   Class B                            (12,671,567)    (9,181,696)
   Class C                             (1,620,586)      (810,363)
   Class I                            (13,757,168)    (5,788,084)
   Class R1                              (103,598)            --
   Class R2                              (383,485)            --
                                     ---------------------------
                                      (53,050,418)   (30,231,705)
    Increase in net assets derived
     from capital share
     transactions                     115,560,420     66,813,889
                                     ---------------------------
    Net increase in net assets        140,478,678     83,167,598

NET ASSETS:
Beginning of year                     186,120,253    102,952,655
                                     ---------------------------
End of year                          $326,598,931   $186,120,253
                                     ===========================
Accumulated undistributed net
 investment income at end of period  $  1,743,616   $    451,999
                                     ===========================

+ Cost of shares redeemed net of redemption fee of $15,431 and $2,886 for the years ended October 31, 2005 and October 31, 2004, respectively.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                ----------------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002            2001            2000
Net asset value at beginning
  of period                     $ 11.95      $ 10.50        $  8.73        $  9.11         $ 10.98         $ 15.23
                                -------      -------      -----------      -------         -------         -------
Net investment income (loss)       0.15(a)      0.07(a)        0.08(a)       (0.00)(a)(d)    (0.01)(a)       (0.08)(a)
Net realized and unrealized
  gain (loss) on investments       1.59         1.48           1.63          (0.43)          (1.82)          (3.07)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions           (0.14)        0.03           0.04           0.05            0.11           (0.12)
                                -------      -------      -----------      -------         -------         -------
Total from investment
  operations                       1.60         1.58           1.75          (0.38)          (1.72)          (3.27)
                                -------      -------      -----------      -------         -------         -------
Less dividends and
  distributions:
  From net investment income      (0.02)       (0.13)            --             --           (0.09)             --
  From net realized gain on
    investments                      --           --             --             --           (0.06)          (0.98)
                                -------      -------      -----------      -------         -------         -------
Total dividends and
  distributions                   (0.02)       (0.13)            --             --           (0.15)          (0.98)
                                -------      -------      -----------      -------         -------         -------
Redemption fee (a)                 0.00(d)      0.00(d)        0.02             --              --              --
                                -------      -------      -----------      -------         -------         -------
Net asset value at end of
  period                        $ 13.53      $ 11.95        $ 10.50        $  8.73         $  9.11         $ 10.98
                                =======      =======      ===========      =======         =======         =======
Total investment return (b)       13.40%       15.11%         20.27%(c)      (4.17%)        (15.70%)        (21.32%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                       1.15%        0.60%          0.99%+        (0.05%)         (0.07%)         (0.56%)
    Net expenses                   1.74%        1.90%          2.27%+         2.26%           2.17%           2.15%
    Expenses (before
      reimbursement)               1.76%          --             --             --              --              --
Portfolio turnover rate              51%          54%            71%           102%            129%             30%
Net assets at end of period
  (in 000's)                    $87,204      $70,252        $43,747        $30,084         $25,470         $29,730

                                                                  CLASS C
                                ----------------------------------------------------------------------------
                                                          JANUARY 1,
                                                             2003*
                                     YEAR ENDED             THROUGH
                                    OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                 2005         2004           2003           2002         2001         2000
Net asset value at beginning
  of period                     $ 11.44      $ 10.09        $  8.44        $  8.87      $ 10.70      $ 14.95
                                -------      -------      -----------      -------      -------      -------
Net investment income (loss)       0.05(a)     (0.02)(a)       0.02(a)       (0.08)(a)    (0.07)(a)    (0.17)(a)
Net realized and unrealized
  gain (loss) on investments       1.59         1.41           1.57          (0.40)       (1.80)       (2.98)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions           (0.14)        0.03           0.04           0.05         0.11        (0.12)
                                -------      -------      -----------      -------      -------      -------
Total from investment
  operations                       1.43         1.42           1.63          (0.43)       (1.76)       (3.27)
                                -------      -------      -----------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income         --        (0.07)            --             --        (0.01)          --
  From net realized gain on
    investments                      --           --             --             --        (0.06)       (0.98)
                                -------      -------      -----------      -------      -------      -------
Total dividends and
  distributions                      --        (0.07)            --             --        (0.07)       (0.98)
                                -------      -------      -----------      -------      -------      -------
Redemption fee (a)                 0.00(d)      0.00(d)        0.02             --           --           --
                                -------      -------      -----------      -------      -------      -------
Net asset value at end of
  period                        $ 12.87      $ 11.44        $ 10.09        $  8.44      $  8.87      $ 10.70
                                =======      =======      ===========      =======      =======      =======
Total investment return (b)       12.50%       14.16%         19.55%(c)      (4.85%)     (16.44%)     (21.71%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                       0.40%       (0.15%)         0.24%+        (0.80%)      (0.82%)      (1.31%)
    Net expenses                   2.49%        2.65%          3.02%+         3.01%        2.92%        2.90%
    Expenses (before
      reimbursement)               2.51%          --             --             --           --           --
Portfolio turnover rate              51%          54%            71%           102%         129%          30%
Net assets at end of period
  (in 000's)                    $11,600      $ 6,718        $ 2,715        $ 1,284      $   371      $   692

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share date based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I, R1 and R2 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  Less than one cent per share.

 18   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      CLASS B
    ----------------------------------------------------------------------------
                              JANUARY 1,
                                 2003*
         YEAR ENDED             THROUGH
        OCTOBER 31,           OCTOBER 31,           YEAR ENDED DECEMBER 31,
     2005         2004           2003           2002         2001         2000
    $ 11.44      $ 10.09        $  8.44        $  8.88      $ 10.70      $ 14.95
    -------      -------      -----------      -------      -------      -------
       0.05(a)     (0.02)(a)       0.02(a)       (0.08)(a)    (0.07)(a)    (0.17)(a)
       1.53         1.41           1.57          (0.41)       (1.79)       (2.98)
      (0.14)        0.03           0.04           0.05         0.11        (0.12)
    -------      -------      -----------      -------      -------      -------
       1.44         1.42           1.63          (0.44)       (1.75)       (3.27)
    -------      -------      -----------      -------      -------      -------
         --        (0.07)            --             --        (0.01)          --
         --           --             --             --        (0.06)       (0.98)
    -------      -------      -----------      -------      -------      -------
         --        (0.07)            --             --        (0.07)       (0.98)
    -------      -------      -----------      -------      -------      -------
       0.00(d)      0.00(d)        0.02             --           --           --
    -------      -------      -----------      -------      -------      -------
    $ 12.88      $ 11.44        $ 10.09        $  8.44      $  8.88      $ 10.70
    =======      =======      ===========      =======      =======      =======
      12.59%       14.16%         19.55%(c)      (4.95%)     (16.34%)     (21.71%)
       0.40%       (0.15%)         0.24%+        (0.80%)      (0.82%)      (1.31%)
       2.49%        2.65%          3.02%+         3.01%        2.92%        2.90%
       2.51%          --             --             --           --           --
         51%          54%            71%           102%         129%          30%
    $88,410      $69,882        $56,490        $46,779      $51,887      $70,182

              CLASS I                           CLASS R1                          CLASS R2
    ----------------------------      ----------------------------      ----------------------------
                     JANUARY 2,                        JANUARY 2,                        JANUARY 2,
                       2004**                            2004**                            2004**
    YEAR ENDED         THROUGH        YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
       2005             2004             2005             2004             2005             2004
     $  12.02          $ 11.40          $ 12.00          $ 11.40          $ 11.99          $ 11.40
    -----------      -----------      -----------      -----------      -----------      -----------
         0.23(a)          0.12(a)          0.22(a)          0.12(a)         (0.19)(a)         0.09(a)
         1.59             0.49             1.54             0.47             1.57             0.49
        (0.14)            0.01            (0.14)            0.01            (0.14)            0.01
    -----------      -----------      -----------      -----------      -----------      -----------
         1.68             0.62             1.62             0.60             1.62             0.59
    -----------      -----------      -----------      -----------      -----------      -----------
        (0.10)              --            (0.08)              --            (0.06)              --
           --               --               --               --               --               --
    -----------      -----------      -----------      -----------      -----------      -----------
        (0.10)              --            (0.08)              --            (0.06)              --
    -----------      -----------      -----------      -----------      -----------      -----------
         0.00(d)          0.00(d)          0.00(d)          0.00(d)          0.00(d)          0.00(d)
    -----------      -----------      -----------      -----------      -----------      -----------
     $  13.60          $ 12.02          $ 13.54          $ 12.00          $ 13.55          $ 11.99
    ===========      ===========      ===========      ===========      ===========      ===========
        13.98%            5.44%(c)        13.57%            5.26%(c)        13.52%            5.18%(c)
         1.72%            1.33%+           1.62%            1.23%+           1.37%            0.98%+
         1.17%            1.17%+           1.27%            1.27%+           1.52%            1.52%+
         1.19%              --             1.29%              --             1.54%              --
           51%              54%              51%              54%              51%              54%
     $135,643          $39,266          $ 3,325          $     1          $   416          $     1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to Mainstay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares, Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Distribution of Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such a manner. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or

 20   MainStay International Equity Fund
sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (see Note 7).

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 7).

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized gain on investments, and paid-in capital.

                            ACCUMULATED NET
 UNDISTRIBUTED             REALIZED GAIN ON  PAID-IN-
 NET INVESTMENT INCOME          INVESTMENTS   CAPITAL
            $(932,655)             $931,504    $1,151
 ----------------------------------------------------

The reclassification for the Fund is primarily due to foreign currency gain
(loss).

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned.

Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and

                                                    www.MAINSTAYfunds.com     21
withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(H) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(I) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for Class A, Class B, Class C and Class I shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(J) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(K) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess of $500 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.75% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $33,294 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses would not exceed on an annualized basis 1.95% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $2,301,353 and waived its fee and/or reimbursed expenses in the amount of $39,296.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.60% of the Fund's average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2

 22   MainStay International Equity Fund
shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $462,015 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,705, $63,443 and $1,830, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $820,548.
(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2005, New York Life held shares of Class A with a net value of $11,218,391. This represents 12.6% of Class A shares net assets and 3.4% of the Funds total net assets at period end.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,051 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $52,237 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows.

 UNDISTRIBUTED  ACCUMULATED                      TOTAL
      ORDINARY      CAPITAL    UNREALIZED  ACCUMULATED
        INCOME        GAINS  APPRECIATION         GAIN
 $3,408,093...  $13,117,645   $29,095,364  $45,621,102
 -----------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale loss deferrals and the tax treatment of foreign currency forward contracts.

                                                    www.MAINSTAYfunds.com     23

The Fund utilized $980,301 of capital loss carryforwards during the year ended October 31, 2005.
The tax character of distributions paid during the year ended October 31, 2005 and 2004 shown in the Statement of Changes in Net Assets, was as follows:

                                          2005        2004
Distributions paid from:
  Ordinary Income                    $439,742    $991,988
----------------------------------------------------------

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $221,121 and $118,546, respectively.

NOTE 7--PORTFOLIO SECURITIES LOANED AND FOREIGN CURRENCY FORWARD CONTRACTS:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $33,391,502. The Fund received $35,376,200 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

Foreign Currency Forward Contracts at October 31, 2005:

                                                         CONTRACT         CONTRACT
                                                           AMOUNT           AMOUNT       UNREALIZED
                                                             SOLD        PURCHASED     DEPRECIATION
Foreign Currency Sale Contracts
---------------------------------------------------------------------------------------------------
Swiss Francs vs
  Japanese Yen,
  expiring 12/7/05                                  CF 13,391,344  Y 1,185,000,000  $      (199,690)
---------------------------------------------------------------------------------------------------

Foreign Currency held at October 31, 2005:

                                                           CURRENCY         COST            VALUE
Euro                                                 E    1,324,245  $ 1,592,007      $ 1,587,042
Japanese Yen                                        Y 1,387,302,986   12,411,770       11,917,387
Pound Sterling                                       L    4,522,549    8,031,617        8,004,911
Swedish Krona                                        SEK  9,932,939    1,336,303        1,247,418
Swiss Francs                                          CF    764,549      591,756          592,972
-------------------------------------------------------------------------------------------------
                                                                     $23,963,453      $23,349,730
-------------------------------------------------------------------------------------------------

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

 24   MainStay International Equity Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2
                                                              -------   -------   -------   -------   --------   --------
                                                                                     YEAR ENDED
                                                                                  OCTOBER 31, 2005
Shares sold                                                    2,408     1,753      441      7,718      254         58
-------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends                         8        --       --         24       --(a)      --
-------------------------------------------------------------------------------------------------------------------------
                                                               2,416     1,753      441      7,742      254         58
-------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                               (1,848)     (994)    (127)    (1,033)      (8)       (27)
-------------------------------------------------------------------------------------------------------------------------
Net increase                                                     568       759      314      6,709      246         31
-------------------------------------------------------------------------------------------------------------------------

                                                                                                        CLASS      CLASS
                                                              CLASS A   CLASS B   CLASS C   CLASS I*     R1*        R2*
                                                              -------   -------   -------   --------   --------   --------
                                                                                      YEAR ENDED
                                                                                   OCTOBER 31, 2004
Shares sold                                                    2,924     1,303      389       3,762       --(a)      --(a)
--------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends                        41        37        2          --       --         --
--------------------------------------------------------------------------------------------------------------------------
                                                               2,965     1,340      391       3,762       --(a)      --(a)
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                               (1,252)     (834)     (73)       (496)      --         --
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                   1,713       506      318       3,266       --(a)      --(a)
--------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations on January 2, 2004.
(a) Less than one thousand.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay International Equity Fund was $772,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 26   MainStay International Equity Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     27

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay International Equity Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     29

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's top quartile performance over longer time periods when compared with funds concluded by Trustees to be peers of the Fund and its shorter term mid-range performance compared with those funds.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the

 30   MainStay International Equity Fund

Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     31

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2005:

-- the total amount of taxes paid to foreign countries was $812,961

-- the total amount of income sourced from foreign countries was $7,701,914

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2005 calendar year with form 1099-DIV, which will be mailed during January 2006.

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income.

In January 2005, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2005. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2005.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 32   MainStay International Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     33

                       This page intentionally left blank

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08017            (RECYCLE LOGO)           MS475-05           MSIE11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Mid Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.
At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       24
--------------------------------------------------------------------------------

Trustees and Officers                                                         25
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     28
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          30
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

MainStay Funds                                                                31

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       18.51%     1.55%
Excluding sales charges  25.41      2.75

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                        9450.00               10000.00               10000.00               10000.00
                                              7078.05                7780.64                8796.95                6944.78
                                              5915.70                6174.69                8376.63                5721.51
                                              7777.35                8938.36               10940.50                7969.87
                                              8590.05                9486.81               12148.10                8668.54
10/31/05                                     10773.00               10798.50               14292.30               10047.50

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       19.49%     1.57%
Excluding sales charges  24.49      1.95

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                        10000.00              10000.00               10000.00               10000.00
                                               7440.00               7780.64                8796.95                6944.78
                                               6170.00               6174.69                8376.63                5721.51
                                               8050.00               8938.36               10940.50                7969.87
                                               8820.00               9486.81               12148.10                8668.54
10/31/05                                      10780.00              10798.50               14292.30               10047.50

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
With sales charges       23.60%     1.97%
Excluding sales charges  24.60      1.97

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                        10000.00              10000.00               10000.00               10000.00
                                               7440.00               7780.64                8796.95                6944.78
                                               6170.00               6174.69                8376.63                5721.51
                                               8050.00               8938.36               10940.50                7969.87
                                               8820.00               9486.81               12148.10                8668.54
10/31/05                                      10990.00              10798.50               14292.30               10047.50

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. From inception through 3/28/05 performance of Class I shares (first offered 3/29/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Mid Cap Growth Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE      SINCE
TOTAL RETURNS            YEAR    INCEPTION
------------------------------------------
                         25.87%    3.03%

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH       S&P MIDCAP 400         RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------     -------------------       --------------         --------------
1/2/01                                        10000.10              10000.00               10000.00               10000.00
                                               7505.58               7780.64                8796.95                6944.78
                                               6288.73               6174.69                8376.63                5721.51
                                               8288.45               8938.36               10940.50                7969.87
                                               9177.53               9486.81               12148.10                8668.54
10/31/05                                      11551.80              10798.50               14292.30               10047.50

                                      ONE       SINCE
BENCHMARK PERFORMANCE                 YEAR    INCEPTION

Russell Midcap(R) Growth Index(1)    15.91%      0.10%
Russell 2500(R) Growth Index(2)      13.83       1.60
S&P MidCap 400(R) Index(3)           17.65       7.69
Average Lipper mid-cap growth
  fund(4)                            14.07      -1.68

1. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an un-managed index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest companies based on total market cap-italization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an un-managed index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ENDING ACCOUNT
                                                      ENDING ACCOUNT                        VALUE (BASED
                                                       VALUE (BASED                       ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES          5% RETURN           EXPENSES
                                       ACCOUNT         RETURNS AND           PAID            AND ACTUAL            PAID
                                        VALUE           EXPENSES)           DURING           EXPENSES)            DURING
SHARE CLASS                            5/1/05            10/31/05           PERIOD            10/31/05            PERIOD

CLASS A SHARES(1)                     $1,000.00         $1,148.10           $ 8.12           $1,017.50            $ 7.63
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES(1)                     $1,000.00         $1,143.15           $12.15           $1,013.75            $11.42
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES(1)                     $1,000.00         $1,145.45           $12.17           $1,013.75            $11.42
-------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES(1)                     $1,000.00         $1,149.60           $ 5.96           $1,019.50            $ 5.60
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Class A and 2.25% for Class B and Class C and 1.10% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 6   MainStay Mid Cap Growth Fund

 PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                                                  SHORT-TERM INVESTMENTS
                                                               (COLLATERAL FROM SECURITIES      LIABILITIES IN EXCESS OF CASH AND
COMMON STOCKS                                                       LENDING IS 17.5%)                     OTHER ASSETS
-------------                                                  ---------------------------      ---------------------------------
98.1                                                                      19.00                               (17.10)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Arch Coal, Inc.
 2.  Peabody Energy Corp.
 3.  PacifiCare Health Systems, Inc.
 4.  Coventry Health Care, Inc.
 5.  National-Oilwell Varco, Inc.
 6.  Tesoro Corp.
 7.  WellChoice, Inc.
 8.  D.R. Horton, Inc.
 9.  Chico's FAS, Inc.
10.  Newfield Exploration Co.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index(1) and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The Fund seeks to participate primarily in the expanding markets of technology, health care, communications, and other dynamic high-growth industries. We also seek stocks with above-average growth in earnings. We select investments according to the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. In implementing this strategy, we use a flexible approach and may invest in various types of companies and securities. We look for securities that we believe may be poised for a rise in price or an acceleration in earnings growth--possibly because of special factors, such as changes in management, products, consumer demand, or the economy. We may sell a stock if its earnings growth rate decelerates, if it appears overvalued in relation to its growth rate or its peer group, or if the stock no longer appears likely to help the Fund meet its investment objective.

WHAT MAJOR FACTORS AND RISKS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Some of the most significant factors included Federal Reserve interest-rate hikes, high energy prices, rising inflation, and an apparent slowdown in the rate of corporate-earnings growth and economic advancement. The potential impact of hurricanes Katrina and Rita on the overall economy also weighed heavily on investor sentiment.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

During the reporting period, the Fund's strong performance relative to its peers and the Russell Midcap(R) Growth Index resulted primarily from effective individual security selection in the consumer discretionary, energy, health care, and materials sectors. The Fund's overweighted position in the energy sector also contributed positively to the Fund's relative results. On the other hand, adverse stock selection in the financials sector detracted from the Fund's performance.

WHAT DECISIONS GUIDED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The most significant positive decision we made during the reporting period was to overweight the Fund's exposure to the consumer discretionary and energy sectors. Our decision to maintain the Fund's underweighted position in the information technology sector during the reporting period also proved beneficial.

WHICH STOCKS WERE STRONG POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Peabody Energy and Arch Coal are leading coal producers. Both companies benefited from robust earnings growth, healthy worldwide demand for coal, and sharply higher coal prices.

PacifiCare Health Systems and Coventry Health Care are managed-care companies that benefited from solid enrollment trends, premium increases, and stringent containment of medical costs. Shares of PacifiCare Health Systems also benefited from a takeover offer at a substantial premium by UnitedHealth Group.

Chico's FAS is a specialty retailer of exclusively designed, private-label casual and formal women's apparel. The company's sales and earnings performance was driven by strong merchandising and marketing strategies and by management's solid execution of the company's business plan.

KB HOME is one of the nation's leading homebuilders. During the reporting period, the company's positive financial results were driven by market share gains, low interest rates, and a residential housing market that remained relatively healthy.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The Fund may experience a portfolio turnover rate of over 100% and may generate short-term capital gains, which are taxable.
1. See footnote on page 5 for information on the Russell Midcap(R) Growth Index.

 8   MainStay Mid Cap Growth Fund

WHICH STOCKS TOOK THE GREATEST TOLL ON THE FUND'S PERFORMANCE?

First Marblehead is a Boston-based provider of student-loan services. The company saw its stock price decline sharply after Bank of America, a key client, rejected the automatic renewal of its contract with First Marblehead for direct-to-consumer private student loans.

Claire's Stores is a leading international costume-jewelry retailer that suffered when the company strayed from its core women's accessory business into catalog sales. Overall corporate results were also hurt by the company's purchase of the Mr. Rags chain, which caters primarily to teenage boys.

MannKind is a biopharmaceutical company focused on the development and commercialization of therapeutic products for diabetes, cancer, and inflammatory and autoimmune diseases. The company's stock price declined on concerns about additional spending requirements for the development of the company's inhalable insulin product for diabetics.

Acxiom is a global information-management solutions company that suffered when revenue growth came under pressure on several fronts. The company saw declining volume in Europe, customer consolidations, ongoing competition from IBM, and increasing integration of enterprise software.

Pacific Sunwear of California is a specialty retailer of private-label casual apparel for young men and women. The company's stock declined following reports of weaker-than-expected comparable-store sales growth.

Maverick Tube, which manufactures and markets steel tubular products for the oil services industry, saw its share price decline on competitive concerns. Specifically, investors worried that pricing pressure from an increase in carbon grade tubular imports might make it difficult for Maverick Tube to meet its revenue and earnings goals.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Yes. In the health care sector, we added Omnicare, Health Net, Health Management Associates, Invitrogen, and WellChoice to the Fund. Omnicare provides professional pharmacy and data management services to skilled nursing, assisted living, and other institutional health care providers. The company's results are being bolstered by timely acquisitions. Health Net and WellChoice are managed-care companies that have benefited from strong enrollment and industry pricing trends. Health Management Associates is a Naples-based hospital-management company, which stands to benefit from favorable demographic trends in Florida. Invitrogen is a leading provider of research products and services to academic, government, biotechnology, and biopharmaceutical clients. The company is enjoying double-digit bottom-line growth because of robust demand for its products and services.

In the energy sector, we added Tesoro, Atwood Oceanics, and Massey Energy. Tesoro is a leading refiner and marketer of petroleum products whose sales and earnings are benefiting from strong fundamentals in the energy industry. Atwood Oceanics is an oil and natural gas contract driller. Massey Energy is a well-positioned coal producer.

In the consumer discretionary sector, we added American Eagle Outfitters and Las Vegas Sands to the Fund. American Eagle is a mall-based specialty retailer of men's and women's casual apparel, footwear, and accessories. The company has enjoyed healthy same-store sales trends nationwide. Las Vegas Sands has benefited from the growing popularity of Las Vegas as a vacation destination.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

We sold the Fund's positions in First Marblehead, Pacific Sunwear of California, Acxiom, Maverick Tube, and Claire's Stores, all of which detracted from the Fund's performance. During the reporting period, we also eliminated the Fund's position in St. Jude Medical, a provider of implantable medical devices, because the company's shares grew beyond the Fund's capitalization parameters. We sold the Fund's position in credit-card company First Providian after an offer from Washington Mutual at a substantial premium caused a surge in First Providian's share price. We sold Doral Financial and Patterson Companies because of rapidly deteriorating business fundamentals.

HOW DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund increased its exposure to the energy sector during the reporting period. Over the same period, we increased the Fund's allocation to the materials sector. During the reporting period, the Fund decreased its weightings in the consumer discretionary, health care, and information technology sectors.

                                                     www.MAINSTAYfunds.com     9

HOW DO THE FUND'S WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL MIDCAP(R) GROWTH INDEX?

As of October 31, 2005, the Fund was overweighted relative to the Russell Midcap(R) Growth Index in the consumer discretionary, energy, financials, health care, and materials sectors. At the same time, the Fund was underweighted relative to the Index in the industrials and information technology sectors. At the end of the reporting period, the Fund had no holdings in the consumer staples, telecommunications services, or utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                        SHARES           VALUE
COMMON STOCKS (98.1%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.5%)
Alliant Techsystems, Inc. (a)                           26,150   $   1,836,253
L-3 Communications Holdings, Inc.                       17,900       1,392,978
                                                                 -------------
                                                                     3,229,231
                                                                 -------------
AUTOMOBILES (0.6%)
Winnebago Industries, Inc. (b)                          25,300         741,796
                                                                 -------------

BIOTECHNOLOGY (1.9%)
Invitrogen Corp. (a)(b)                                 22,400       1,424,416
MannKind Corp. (a)(b)                                   93,400       1,056,354
                                                                 -------------
                                                                     2,480,770
                                                                 -------------
BUILDING PRODUCTS (1.4%)
Lennox International, Inc.                              14,700         409,983
Simpson Manufacturing Co., Inc.                         34,100       1,345,586
                                                                 -------------
                                                                     1,755,569
                                                                 -------------

CAPITAL MARKETS (1.3%)
Affiliated Managers Group, Inc. (a)(b)                  22,200       1,703,850
                                                                 -------------

CHEMICALS (1.3%)
Scotts Miracle-Gro Co. (The) Class A                    19,600       1,720,684
                                                                 -------------

COMMERCIAL BANKS (1.6%)
UCBH Holdings, Inc.                                     51,500         896,100
Westcorp                                                19,300       1,216,093
                                                                 -------------
                                                                     2,112,193
                                                                 -------------

COMMUNICATIONS EQUIPMENT (0.4%)
Avocent Corp. (a)                                       17,400         533,484
                                                                 -------------
COMPUTERS & PERIPHERALS (0.9%)
QLogic Corp. (a)                                        40,200       1,212,432
                                                                 -------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor Corp. (b)                                         23,800       1,513,680
                                                                 -------------
CONSTRUCTION MATERIALS (1.7%)
Eagle Materials, Inc. (b)                               20,929       2,228,730
                                                                 -------------


                                                        SHARES           VALUE
CONSUMER FINANCE (1.0%)
Capital One Financial Corp. (b)                         17,000   $   1,297,950
                                                                 -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Amphenol Corp. Class A                                  14,200         567,574
CDW Corp.                                               14,000         788,900
Symbol Technologies, Inc.                                  747           6,200
                                                                 -------------
                                                                     1,362,674
                                                                 -------------

ENERGY EQUIPMENT & SERVICES (4.7%)
Atwood Oceanics, Inc. (a)                               22,400       1,577,408
ENSCO International, Inc.                               43,400       1,978,606
V  National-Oilwell Varco, Inc. (a)                     41,400       2,586,258
                                                                 -------------
                                                                     6,142,272
                                                                 -------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.4%)
Cooper Cos., Inc. (The)                                 22,900       1,576,436
Cytyc Corp. (a)(b)                                      58,000       1,470,300
Fisher Scientific International, Inc. (a)               17,600         994,400
Hospira, Inc. (a)                                       32,000       1,275,200
Varian Medical Systems, Inc. (a)                        36,000       1,640,160
                                                                 -------------
                                                                     6,956,496
                                                                 -------------
HEALTH CARE PROVIDERS & SERVICES (16.5%)
Caremark Rx, Inc. (a)                                   30,500       1,598,200
V  Coventry Health Care, Inc. (a)                       53,850       2,907,361
Health Management
  Associates, Inc. Class A                              34,600         740,786
Health Net, Inc. (a)                                    37,300       1,747,132
Henry Schein, Inc. (a)                                  33,400       1,323,976
Omnicare, Inc.                                          43,000       2,326,300
V  PacifiCare Health Systems, Inc. (a)                  40,400       3,327,343
Pharmaceutical Product Development, Inc.                25,200       1,448,244
Quest Diagnostics, Inc.                                 26,200       1,223,802
Sierra Health Services, Inc. (a)                        29,600       2,220,000
V  WellChoice, Inc. (a)                                 33,200       2,511,580
                                                                 -------------
                                                                    21,374,724
                                                                 -------------
HOTELS, RESTAURANTS & LEISURE (2.9%)
Boyd Gaming Corp.                                       40,700       1,678,875
Las Vegas Sands Corp. (a)(b)                            15,000         514,500
Penn National Gaming, Inc. (a)                          53,300       1,575,015
                                                                 -------------
                                                                     3,768,390
                                                                 -------------
HOUSEHOLD DURABLES (14.4%)
Centex Corp. (b)                                        26,900       1,731,015
V  D.R. Horton, Inc.                                    79,766       2,448,019
Garmin Ltd. (b)                                         28,900       1,659,727
Harman International Industries, Inc.                   13,600       1,358,096

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11


                                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Hovnanian Enterprises, Inc. Class A (a)                 32,200   $   1,448,678
KB HOME (b)                                             36,900       2,411,415
Lennar Corp. Class A                                    28,000       1,556,240
M.D.C. Holdings, Inc.                                   25,208       1,729,269
Mohawk Industries, Inc. (a)                             18,100       1,412,705
Ryland Group, Inc.                                      23,600       1,588,280
Stanley Works (The)                                     28,300       1,356,419
                                                                 -------------
                                                                    18,699,863
                                                                 -------------
INSURANCE (1.2%)
LandAmerica Financial Group, Inc.                       24,300       1,534,788
                                                                 -------------
INTERNET SOFTWARE & SERVICES (1.2%)
VeriSign, Inc. (a)                                      64,400       1,521,772
                                                                 -------------
IT SERVICES (0.8%)
Affiliated Computer Services, Inc. Class A (a)          18,200         984,802
                                                                 -------------
MACHINERY (3.9%)
Oshkosh Truck Corp.                                     40,400       1,759,824
Terex Corp. (a)(b)                                      32,800       1,803,016
Toro Co. (The)                                          42,300       1,544,373
                                                                 -------------
                                                                     5,107,213
                                                                 -------------
METALS & MINING (1.0%)
Commercial Metals Co.                                   42,300       1,344,717
                                                                 -------------
OIL, GAS & CONSUMABLE FUELS (12.4%)
V  Arch Coal, Inc. (b)                                  46,800       3,606,876
Bois d'Arc Energy, Inc. (a)(b)                          63,800         922,548
Holly Corp.                                             22,900       1,319,040
Massey Energy Co.                                       48,100       1,927,367
V  Newfield Exploration Co. (a)                         53,500       2,425,155
V  Peabody Energy Corp.                                 42,700       3,337,432
V  Tesoro Corp.                                         41,300       2,525,495
                                                                 -------------
                                                                    16,063,913
                                                                 -------------
PHARMACEUTICALS (1.3%)
Endo Pharmaceuticals Holdings, Inc. (a)                 63,400       1,706,728
                                                                 -------------
REAL ESTATE (1.5%)
St. Joe Co. (The)                                       30,500       2,011,475
                                                                 -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Altera Corp. (a)                                        46,300         770,895
                                                                 -------------
SOFTWARE (4.8%)
Activision, Inc. (a)                                   105,421       1,662,489
Amdocs Ltd. (a)                                         23,000         608,810
Autodesk, Inc.                                          45,400       2,048,902
FactSet Research Systems, Inc.                          52,600       1,844,682
                                                                 -------------
                                                                     6,164,883
                                                                 -------------


                                                        SHARES           VALUE
SPECIALTY RETAIL (5.4%)
American Eagle Outfitters, Inc.                         67,600   $   1,591,980
V  Chico's FAS, Inc. (a)                                61,900       2,447,526
Michaels Stores, Inc.                                   45,300       1,498,524
Sherwin-Williams Co. (The)                              35,700       1,519,035
                                                                 -------------
                                                                     7,057,065
                                                                 -------------
TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Coach, Inc. (a)                                         66,300       2,133,534
                                                                 -------------
THRIFTS & MORTGAGE FINANCE (1.6%)
Fremont General Corp. (b)                               19,300         418,617
IndyMac Bancorp, Inc.                                   44,900       1,676,117
                                                                 -------------
                                                                     2,094,734
                                                                 -------------
Total Common Stocks
  (Cost $94,248,522)                                               127,331,307
                                                                 -------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (19.0%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.7%)
Skandinaviska Enskilda Banken AB 4.082%, due
  2/22/06 (c)(d)                                    $  838,443         838,443
                                                                 -------------
Total Certificate of Deposit
  (Cost $838,443)                                                      838,443
                                                                 -------------
COMMERCIAL PAPER (2.5%)
Compass Securitization 3.993%, due 11/22/05 (c)        598,888         598,888
Falcon Asset Securitization Corp. 4.026%, due
  12/2/05 (c)                                          359,333         359,333
Silver Tower U.S. Funding 3.932%, due 11/15/05 (c)     355,551         355,551
UBS Finance Delaware LLC 4.00%, due 11/1/05          1,940,000       1,940,000
                                                                 -------------
Total Commercial Paper (Cost $3,253,772)                             3,253,772
                                                                 -------------

                                                        SHARES
INVESTMENT COMPANY (4.2%)
BGI Institutional Money
  Market Fund (c)                                    5,462,054       5,462,054
                                                                 -------------
Total Investment Company (Cost $5,462,054)                           5,462,054
                                                                 -------------

 12   MainStay Mid Cap Growth       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (11.6%)
Bank of the West (The) 4.02%, due 12/8/05 (c)       $2,275,775   $   2,275,775
Barclays
  3.92%, due 12/5/05 (c)                               958,221         958,221
  3.94%, due 11/28/05 (c)                            1,077,999       1,077,999
Credit Suisse First Boston Corp. 3.74%, due
  11/1/05 (c)                                          838,443         838,443
Deutsche Bank
  3.95%, due 12/2/05 (c)                               958,221         958,221
First Tennessee National Corp. 3.88%, due 11/14/05
  (c)                                                  958,221         958,221
Fortis Bank
  4.00%, due 12/12/05 (c)                            1,077,998       1,077,998
Halifax Bank of Scotland
  3.75%, due 11/1/05 (c)                               958,221         958,221
Keybank
  4.00%, due 11/1/05 (c)                             1,071,482       1,071,482
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (c)                              958,221         958,221
Societe Generale
  3.77%, due 11/1/05 (c)                             2,036,220       2,036,220
UBS AG
  4.01%, due 12/13/05 (c)                              958,221         958,221

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
TIME DEPOSITS (CONTINUED)
Wells Fargo & Co.
  4.00%, due 11/25/05 (c)                           $  958,221   $     958,221
                                                                 -------------
Total Time Deposits (Cost $15,085,464)                              15,085,464
                                                                 -------------
Total Short-Term Investments (Cost $24,639,733)                     24,639,733
                                                                 -------------
Total Investments (Cost $118,888,255) (e)                117.1%    151,971,040(f)
Liabilities in Excess of
  Cash and Other Assets                                  (17.1)    (22,195,269)
                                                    ----------   -------------
Net Assets                                               100.0%  $ 129,775,771
                                                    ==========   =============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) Floating rate. Rate shown is the rate in effect at October 31, 2005.
(e) The cost for federal income tax purposes is $119,100,118.
(f)  At October 31, 2005 net unrealized appreciation was
     $32,870,922, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,789,315 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,918,393.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $118,888,255) including
  $22,009,555 market value of securities
  loaned                                        $151,971,040
Cash                                                   9,223
Receivables:
  Fund shares sold                                 1,048,666
  Dividends and interest                              44,847
Other assets                                          24,472
                                                -------------
    Total assets                                 153,098,248
                                                -------------

LIABILITIES:
Securities lending collateral                     22,699,733
Payables:
  Investment securities purchased                    188,910
  Transfer agent                                     120,648
  Fund shares redeemed                                92,787
  NYLIFE Distributors                                 73,038
  Manager                                             65,101
  Shareholder communication                           41,046
  Professional                                        24,923
  Custodian                                            2,235
Accrued expenses                                      14,056
                                                -------------
    Total liabilities                             23,322,477
                                                -------------
Net assets                                      $129,775,771
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     42,644
  Class B                                             57,168
  Class C                                             12,908
  Class I                                              3,680
Additional paid-in capital                        99,393,447
Accumulated net realized loss on investments      (2,816,861)
Net unrealized appreciation on investments        33,082,785
                                                -------------
Net assets                                      $129,775,771
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 48,597,288
                                                =============
Shares of beneficial interest outstanding          4,264,405
                                                =============
Net asset value per share outstanding           $      11.40
Maximum sales charge (5.50% of offering price)          0.66
                                                -------------
Maximum offering price per share outstanding    $      12.06
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 62,792,375
                                                =============
Shares of beneficial interest outstanding          5,716,793
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.98
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 14,181,060
                                                =============
Shares of beneficial interest outstanding          1,290,809
                                                =============
Net asset value and offering price per share
  outstanding                                   $      10.99
                                                =============
CLASS I
Net assets applicable to outstanding shares     $  4,205,048
                                                =============
Shares of beneficial interest outstanding            368,033
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.43
                                                =============

 14   MainStay Mid Cap Growth       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   557,985
  Interest                                            64,393
  Income from securities loaned--net                  48,281
                                                 ------------
    Total income                                     670,659
                                                 ------------
EXPENSES:
  Manager                                            828,019
  Transfer agent--Classes A, B and C                 440,779
  Transfer agent--Class I                              1,989
  Distribution--Class B                              381,758
  Distribution--Class C                               53,606
  Distribution/Service--Class A                      128,899
  Service--Class B                                   127,253
  Service--Class C                                    17,869
  Professional                                        63,049
  Registration                                        52,390
  Shareholder communication                           52,159
  Recordkeeping                                       37,707
  Custodian                                           19,715
  Trustees                                            10,496
  Miscellaneous                                       21,334
                                                 ------------
    Total expenses before reimbursement            2,237,022
  Expense reimbursement from Manager                (144,183)
                                                 ------------
  Net expenses                                     2,092,839
                                                 ------------
Net investment loss                               (1,422,180)
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   7,771,775
Net change in unrealized appreciation on
  investments                                     15,714,290
                                                 ------------
Net realized and unrealized gain on investments   23,486,065
                                                 ------------
Net increase in net assets resulting from
  operations                                     $22,063,885
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                         2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss             $ (1,422,180)  $ (1,012,631)
 Net realized gain on
  investments                       7,771,775      4,810,758
 Net change in unrealized
  appreciation on investments      15,714,290      2,792,206
                                 ---------------------------
 Net increase in net assets
  resulting from operations        22,063,885      6,590,333
                                 ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                         29,925,427     17,554,380
   Class B                         25,818,352     16,592,995
   Class C                         11,154,690      1,999,365
   Class I                          4,306,166             --
                                 ---------------------------
                                   71,204,635     36,146,740
 Cost of shares redeemed:
   Class A                        (38,926,734)   (10,661,357)
   Class B                         (8,421,676)    (4,547,932)
   Class C                         (1,660,218)      (814,633)
   Class I                             (7,898)            --
                                 ---------------------------
                                  (49,016,526)   (16,023,922)
    Increase in net assets
     derived from capital share
     transactions                  22,188,109     20,122,818
                                 ---------------------------
    Net increase in net assets     44,251,994     26,713,151

NET ASSETS:
Beginning of year                  85,523,777     58,810,626
                                 ---------------------------
End of year                      $129,775,771   $ 85,523,777
                                 ===========================

 16   MainStay Mid Cap Growth       The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.MAINSTAYfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                ---------------------------------------------------------------------------------
                                                                  JANUARY 1,                          JANUARY 2,
                                                                    2003**                              2001*
                                YEAR ENDED       YEAR ENDED         THROUGH         YEAR ENDED         THROUGH
                                OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      DECEMBER 31,      DECEMBER 31,
                                   2005             2004             2003              2002              2001
Net asset value at beginning
  of period                       $  9.09          $  8.23          $  5.86          $  8.25           $ 10.00
                                -----------      -----------      -----------      ------------      ------------
Net investment loss (a)             (0.10)           (0.09)           (0.07)           (0.09)            (0.09)
Net realized and unrealized
  gain (loss) on investments         2.41             0.95             2.44            (2.30)            (1.66)
                                -----------      -----------      -----------      ------------      ------------
Total from investment
  operations                         2.31             0.86             2.37            (2.39)            (1.75)
                                -----------      -----------      -----------      ------------      ------------
Net asset value at end of
  period                          $ 11.40          $  9.09          $  8.23          $  5.86           $  8.25
                                ===========      ===========      ===========      ============      ============
Total investment return (b)         25.41%           10.45%           40.44%(c)       (28.97%)          (17.50%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (0.91%)          (0.99%)          (1.21%)+         (1.22%)           (1.01%)
    Net expenses                     1.50%            1.50%            1.50% +          1.50%             1.50%
    Expenses (before
      reimbursement)                 1.63%            1.69%            1.95% +          1.81%             1.87%
Portfolio turnover rate                44%              52%              42%             188%              127%
Net assets at end of period
  (in 000's)                      $48,597          $46,234          $35,473          $18,523           $22,965

                                                                     CLASS C
                                ---------------------------------------------------------------------------------
                                                                  JANUARY 1,                          JANUARY 2,
                                                                    2003**                              2001*
                                YEAR ENDED       YEAR ENDED         THROUGH         YEAR ENDED         THROUGH
                                OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      DECEMBER 31,      DECEMBER 31,
                                   2005             2004             2003              2002              2001
Net asset value at beginning
  of period                       $  8.82          $ 8.05           $ 5.77           $  8.18           $ 10.00
                                -----------      -----------      -----------      ------------      ------------
Net investment loss (a)             (0.17)          (0.15)           (0.11)            (0.13)            (0.14)
Net realized and unrealized
  gain (loss) on investments         2.34            0.92             2.39             (2.28)            (1.68)
                                -----------      -----------      -----------      ------------      ------------
Total from investment
  operations                         2.17            0.77             2.28             (2.41)            (1.82)
                                -----------      -----------      -----------      ------------      ------------
Net asset value at end of
  period                          $ 10.99          $ 8.82           $ 8.05           $  5.77           $  8.18
                                ===========      ===========      ===========      ============      ============
Total investment return (b)         24.60%           9.57%           39.51%(c)        (29.46%)          (18.20%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss             (1.66%)         (1.74%)          (1.96%)+          (1.97%)           (1.76%)
    Net expenses                     2.25%           2.25%            2.25% +           2.25%             2.25%
    Expenses (before
      reimbursement)                 2.38%           2.44%            2.70% +           2.56%             2.62%
Portfolio turnover rate                44%             52%              42%              188%              127%
Net assets at end of period
  (in 000's)                      $14,181          $3,580           $2,148           $   871           $   258

*     Commencement of operations.
**    The Fund changed its fiscal year end from December 31 to October 31.
+     Annualized.
(a)   Per share data based on average shares outstanding during the period.
(b)   Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)   Total return is not annualized.

 18   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS B
    ---------------------------------------------------------------------------------
                                      JANUARY 1,                          JANUARY 2,
                                        2003**                              2001*
    YEAR ENDED       YEAR ENDED         THROUGH         YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      DECEMBER 31,      DECEMBER 31,
       2005             2004             2003              2002              2001
      $  8.82          $  8.05          $  5.77           $ 8.18            $10.00
    -----------      -----------      -----------      ------------      ------------
        (0.17)           (0.15)           (0.11)           (0.13)            (0.14)
         2.33             0.92             2.39            (2.28)            (1.68)
    -----------      -----------      -----------      ------------      ------------
         2.16             0.77             2.28            (2.41)            (1.82)
    -----------      -----------      -----------      ------------      ------------
      $ 10.98          $  8.82          $  8.05           $ 5.77            $ 8.18
    ===========      ===========      ===========      ============      ============
        24.49%            9.57%           39.51%(c)       (29.46%)          (18.20%)
        (1.66%)          (1.74%)          (1.96%)+         (1.97%)           (1.76%)
         2.25%            2.25%            2.25% +          2.25%             2.25%
         2.38%            2.44%            2.70% +          2.56%             2.62%
           44%              52%              42%             188%              127%
      $62,792          $35,710          $21,189           $7,899            $5,299

    CLASS I
---------------
   MARCH 29,
     2005*
    THROUGH
  OCTOBER 31,
       2005
      $10.45
    -----------
       (0.03)
        1.01
    -----------
        0.98
    -----------
      $11.43
    ===========
        9.38%(c)
       (0.51%)+
        1.10% +
        1.23% +
          44%
      $4,205

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class I shares commenced on March 29, 2005. Class I shares are not subject to sales charge. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are normally taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7).

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

 20   MainStay Mid Cap Growth Fund

The following table discloses the current year reclassifications between net investment loss and additional paid-in-capital arising from permanent differences; net assets at October 31, 2005, are not affected.

                                ADDITIONAL PAID-IN
        NET INVESTMENT LOSS          CAPITAL
             $1,422,180            $(1,422,180)
---------------------------------------------------

The reclassification for the Fund is due to the fact that net operating losses cannot be carried forward for federal income tax purposes.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.50% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $64,788 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005, the Manager had voluntarily agreed to reimburse the expenses of the Fund so that total operating expenses would not exceed, on an annualized basis, 1.50%, of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $828,019 and waived its fees and/or reimbursed expenses in the amount of $144,183.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375%

                                                    www.MAINSTAYfunds.com     21
of the average daily net assets of the Fund. To the extent the manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $74,749 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,797, $58,470 and $2,789, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2005, amounted to $442,768.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $3,024 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $37,707 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

     ACCUMULATED                      TOTAL
     CAPITAL AND     UNREALIZED    ACCUMULATED
     OTHER LOSSES   APPRECIATION      LOSS
     $(2,604,998)   $32,870,922    $30,265,924
----------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale loss deferrals.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $2,604,998 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund

 22   MainStay Mid Cap Growth Fund
through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

            CAPITAL LOSS              AMOUNT
         AVAILABLE THROUGH           (000'S)
                2011                  $2,605
---------------------------------------------------

The Fund utilized $7,836,185 of capital loss carryforwards during the year ended October 31, 2005.

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $65,773 and $47,319, respectively.

NOTE 7--PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $22,009,555. The Fund received $22,699,733 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED
                                                     OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold                                2,745     2,475     1,044      369
--------------------------------------------------------------------------------
Shares redeemed                           (3,570)     (806)     (159)      (1)
--------------------------------------------------------------------------------
Net increase (decrease)                     (825)    1,669       885      368
--------------------------------------------------------------------------------

                                      YEAR ENDED
                                   OCTOBER 31, 2004
                              CLASS A   CLASS B   CLASS C

Shares sold                    2,018     1,954      236
---------------------------------------------------------
Shares redeemed               (1,237)     (537)     (97)
---------------------------------------------------------
Net increase                     781     1,417      139
---------------------------------------------------------

*    Commenced operations on March 29, 2005.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Mid Cap Growth Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Growth Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Growth Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 24   MainStay Mid Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     25

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Mid Cap Growth Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's top decile performance over recent time periods and its top quartile performance since inception when compared with funds concluded by Trustees to be peers of the Fund.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual

 28   MainStay Mid Cap Growth Fund
breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund were among the highest of The MainStay Funds, and that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     29

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 30   MainStay Mid Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     31

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08036         (RECYCLE LOGO)                        MS475-05
                                                                    MSMG11-12/05

(MAINSTAY LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    The MainStay Funds

                    Annual Report
                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Money Market Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   7
--------------------------------------------------------------------------------

Portfolio of Investments                                                       8
--------------------------------------------------------------------------------

Financial Statements                                                          11
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 16
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       20
--------------------------------------------------------------------------------

Trustees and Officers                                                         21
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     24
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

MainStay Funds                                                                27

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS A SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE    FIVE     TEN
TOTAL RETURNS               YEAR   YEARS   YEARS
------------------------------------------------
                            2.20%  1.82%   3.43%
7-DAY CURRENT YIELD: 3.16%


CLASS B SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE    FIVE     TEN
TOTAL RETURNS               YEAR   YEARS   YEARS
------------------------------------------------
                            2.20%  1.82%   3.43%
7-DAY CURRENT YIELD: 3.16%


CLASS C SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE    FIVE     TEN
TOTAL RETURNS               YEAR   YEARS   YEARS
------------------------------------------------
                            2.20%  1.82%   3.43%
7-DAY CURRENT YIELD: 3.16%


                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                    YEAR   YEARS   YEARS

Average Lipper money market fund(2)      2.02%  1.67%   3.35%

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. Class A, B, and C shares are sold with no initial sales charge or contingent deferred sales charge (CDSC) and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and Class C shares includes the historical performance of Class B shares.
1. As of 10/31/05, MainStay Money Market Fund had an effective 7-day yield of 3.23% and a 7-day current yield of 3.16% for Class A, B, and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 2.97% and the current 7-day yield would have been 2.91%. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

 4   MainStay Money Market Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,013.70            $3.55            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,013.70            $3.55            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,013.70            $3.55            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.70% for Class A and for Class B and for Class C) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).



                                                     www.MAINSTAYfunds.com     5

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                              FOREIGN         ASSET-
                             CORPORATE        FEDERAL         MEDIUM       CERTIFICATES     GOVERNMENT        BACKED
COMMERCIAL PAPER               BONDS         AGENCIES       TERM NOTES      OF DEPOSIT         BONDS         SECURITY
----------------             ---------       --------       ----------     ------------     ----------       --------
53.7                           14.7            13.2            11.3              5              2.1             1.2

                           LIABILITIES IN
                             EXCESS OF
                              CASH AND
                               OTHER
COMMERCIAL PAPER               ASSETS
----------------           --------------
53.7                            (1.2)

See Portfolio of Investments on page 8 for specific holdings within these categories.

 6   MainStay Money Market Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Claude Athaide, Ph.D., CFA, and Christopher Harms of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests in high-quality, short-term securities that are denominated in U.S. dollars and mature in 13 months or less. The dollar-weighted average maturity of the Fund's investment portfolio will not exceed 90 days. The Fund's portfolio may include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. The Fund may also invest in bank and bank holding company obligations, such as CDs and bankers' acceptances. The Fund may own commercial paper, which consists of short-term, unsecured loans to corporations; corporate debt securities; loans to U.S. and foreign issuers and securities of foreign branches of U.S. and foreign banks, such as negotiable CDs, also known as Eurodollars; time deposits; and repurchase agreements. We may sell a security if changes in the economy, the financial situation of the issuer, the condition and outlook of the issuer's industry, or other factors lead us to believe that the security will not contribute to meeting the Fund's investment objective.

WHAT WAS THE ECONOMIC AND INTEREST-RATE ENVIRONMENT DURING THE REPORTING PERIOD?

According to recent data, the U.S. economy grew at an average rate of 3.7% during the four quarters ended September 30, 2005. Despite damage to the Gulf Coast states from hurricanes Katrina and Rita in the late summer and early autumn, the economy managed to grow at a seasonally adjusted annual rate of 4.3% during the third calendar quarter of 2005, according to preliminary estimates from the Bureau of Economic Analysis.

The Federal Open Market Committee met eight times during the 12 months ended October 31, 2005, and raised the targeted federal funds rate 25 basis points at each meeting. (A basis point is one-hundredth of a percentage point.) These eight rate hikes brought the targeted federal funds rate to 3.75% at the end of October 2005. From October 29, 2004, to October 31, 2005, three-month Treasury-bill yields rose from 1.89% to 3.89%, while three-month LIBOR increased from 2.17% to 4.26%.(1)

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund performed well relative to its peers for the 12 months ended October 31, 2005. Details of the Fund's performance and appropriate disclosure can be found on page 4 of this report.

The Fund's portfolio contained securities issued by the U.S. Treasury and government-sponsored agencies. The Fund also held securities issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. These were first-tier securities, or generally those money market instruments in the highest-rated category. As of October 31, 2005, the average maturity of the Fund was approximately 54 days.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
1. Source: Bloomberg--Historical yield curve data. The London Interbank Offered Rate (LIBOR) is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. It is widely used as a base rate in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (101.2%)+
------------------------------------------------------------------------------
ASSET-BACKED SECURITY (1.2%)
USAA Auto Owner Trust Series 2005-3, Class A1
  4.17%, due 11/9/06                                $ 5,500,000   $  5,500,000
                                                                  ------------

CERTIFICATES OF DEPOSIT (5.0%)
Barclays Bank PLC
  3.735%, due 11/14/05                                5,000,000      5,000,027
Deutsche Bank AG
  3.88%, due 12/21/05                                 5,000,000      4,999,848
  4.175%, due 4/3/06                                  5,000,000      4,997,866
HSBC Bank USA
  3.415%, due 11/21/05                                3,450,000      3,449,990
Lloyds TSB Bank PLC
  3.69%, due 12/13/05                                 5,000,000      4,999,688
                                                                  ------------
                                                                    23,447,419
                                                                  ------------
COMMERCIAL PAPER (53.7%)
Abbey National North America
  3.79%, due 11/21/05                                 5,000,000      4,989,472
ABN-Amro N.A. Finance, Inc.
  3.75%, due 11/30/05                                 3,000,000      2,990,937
  3.98%, due 11/30/05                                 1,800,000      1,794,229
Allianz Finance Corp.
  3.69%, due 11/2/05 (a)                              5,450,000      5,449,442
  4.175%, due 2/3/06 (a)                              5,000,000      4,946,073
American General Finance Corp.
  3.57%, due 11/14/05                                 2,875,000      2,871,293
  4.08%, due 1/23/06                                  5,000,000      4,952,967
ANZ Delaware, Inc. 3.40%, due 12/2/05                 4,000,000      3,988,289
  3.95%, due 12/27/05                                 3,225,000      3,205,184
Barclays U.S. Funding Corp.
  3.81%, due 11/28/05                                 4,000,000      3,988,570
  3.81%, due 12/14/05                                 4,550,000      4,529,294
BP Amoco Capital PLC
  4.00%, due 1/20/06                                  6,925,000      6,863,444
Dexia Delaware LLC
  3.79%, due 11/4/05                                  2,650,000      2,649,163
  3.86%, due 12/23/05                                 5,000,000      4,972,122
  4.14%, due 1/31/06                                  4,800,000      4,749,768
General Electric Capital Corp.
  3.85%, due 12/5/05                                  5,800,000      5,778,911
Goldman Sachs Group, Inc.
  3.29%, due 11/2/05                                  5,000,000      4,999,542
  3.41%, due 11/22/05                                 5,000,000      4,990,054

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
HBOS Treasury Services
  3.665%, due 11/9/05                               $ 4,200,000   $  4,196,579
  3.70%, due 11/15/05                                 6,000,000      5,991,367
  3.73%, due 11/14/05                                 3,400,000      3,395,420
ING Funding LLC
  3.70%, due 11/17/05                                 3,700,000      3,693,916
  4.01%, due 12/28/05                                 5,000,000      4,968,254
  4.06%, due 1/18/06                                  2,800,000      2,775,369
KfW International Finance
  3.83%, due 2/14/06 (a)                              5,000,000      4,944,145
  4.04%, due 1/5/06                                   5,000,000      4,963,528
Merck & Co., Inc.
  4.00%, due 12/2/05                                  4,425,000      4,409,758
Minnesota Mining & Manufacturing Co.
  3.62%, due 11/22/05                                 4,000,000      3,991,553
Morgan Stanley Dean Witter
  3.79%, due 11/7/05                                  4,950,000      4,946,873
  3.98%, due 12/19/05                                 2,000,000      1,989,387
National Australia Funding Delaware, Inc.
  3.97%, due 11/8/05                                  4,100,000      4,096,835
Nationwide Building Society 3.70%, due 11/17/05
  (a)                                                 1,675,000      1,672,245
  3.83%, due 12/6/05 (a)                              5,000,000      4,981,382
  4.11%, due 1/24/06                                  5,000,000      4,952,050
Nestle Capital Corp.
  3.56%, due 11/3/05 (a)                              6,975,000      6,973,621
  4.02%, due 1/31/06                                  5,900,000      5,840,046
Private Export Funding Corp.
  4.18%, due 3/23/06                                  5,000,000      4,917,561
  4.25%, due 4/18/06                                  4,700,000      4,606,783
Prudential Funding LLC
  3.95%, due 12/22/05                                 4,750,000      4,723,420
  3.99%, due 12/12/05                                 5,000,000      4,977,279
Rabobank USA Financial Corp.
  4.03%, due 12/30/05                                 3,100,000      3,079,525
Royal Bank of Canada
  3.65%, due 11/3/05                                  5,500,000      5,498,885
  4.015%, due 1/17/06                                 3,450,000      3,420,373
San Paolo IMI U.S. Financial Co.
  3.71%, due 11/28/05                                 4,000,000      3,988,870
  3.80%, due 11/23/05                                 4,475,000      4,464,608
Shell International Finance B.V.
  3.95%, due 1/4/06                                   5,000,000      4,964,889
  4.07%, due 1/17/06                                  4,000,000      3,965,179
Societe Generale North America
  3.73%, due 11/25/05                                 5,000,000      4,987,567
  4.00%, due 12/30/05                                 1,700,000      1,688,856
  4.05%, due 1/27/06                                  5,200,000      5,149,105

+ Percentages indicated are based on Fund net assets.

 8   MainStay Money Market Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Svenska Handelsbanken, Inc.
  3.90%, due 12/7/05                                $ 5,000,000   $  4,980,500
  4.01%, due 1/11/06                                  5,000,000      4,960,457
Swiss Re Financial Products
  3.50%, due 11/1/05 (a)                              3,500,000      3,500,000
  3.86%, due 2/1/06 (a)                               5,000,000      4,950,678
Toyota Motor Credit Corp.
  4.04%, due 1/17/06                                  3,550,000      3,519,324
UBS Finance Delaware LLC 3.64%, due 11/7/05           5,000,000      4,996,967
  3.87%, due 12/8/05                                  5,000,000      4,980,113
Wal-Mart Stores, Inc.
  3.88%, due 12/20/05                                 3,475,000      3,456,648
                                                                  ------------
                                                                   253,268,669
                                                                  ------------
CORPORATE BONDS (14.7%)
Bank of America Corp.
  7.125%, due 9/15/06                                 5,000,000      5,112,898
Bank One Corp.
  6.50%, due 2/1/06                                   5,800,000      5,839,528
Citigroup, Inc.
  3.935%, due 5/19/06 (b)                             5,000,000      5,004,102
  4.015%, due 3/20/06 (b)                             4,500,000      4,502,920
Metropolitan Life Global Funding I
  4.14%, due 10/27/06 (a)(b)                          6,000,000      6,000,000
Pharmacia Corp.
  5.75%, due 12/1/05                                  8,500,000      8,512,858
Royal Bank of Canada
  4.035%, due 3/16/06                                 5,000,000      4,999,527
SLM Corp., Series A
  4.07%, due 9/15/06                                  5,000,000      5,008,633
Unilever Capital Corp.
  6.875%, due 11/1/05                                 5,000,000      5,000,000
Wachovia Corp.
  4.95%, due 11/1/06                                  5,000,000      5,021,057
Wal-Mart Stores, Inc.
  3.734%, due 3/16/06 (b)                             5,000,000      4,998,086
Wells Fargo & Co.
  3.861%, due 3/3/06 (b)                              4,500,000      4,502,128
  3.96%, due 9/15/06 (b)                              5,000,000      5,005,715
                                                                  ------------
                                                                    69,507,452
                                                                  ------------
FOREIGN GOVERNMENT BONDS (2.1%)
Quebec Province
  5.50%, due 4/11/06                                  5,000,000      5,026,012
  6.50%, due 1/17/06                                  5,000,000      5,028,597
                                                                  ------------
                                                                    10,054,609
                                                                  ------------

                                                      PRINCIPAL      AMORTIZED
                                                         AMOUNT           COST
MEDIUM TERM NOTES (11.3%)
American Express Credit Corp.
  3.96%, due 11/5/06 (b)                            $ 6,000,000   $  6,000,000
  4.137%, due 9/19/06 (b)                             4,800,000      4,807,256
Bank One Corp.
  Series C
  3.90%, due 8/11/06 (b)                              5,650,000      5,657,414
General Electric Capital Corp.
  4.016%, due 9/18/06 (b)                             5,000,000      5,007,356
HSBC Finance Corp.
  4.266%, due 10/27/06 (b)                            6,300,000      6,304,526
Merrill Lynch & Co., Inc.
  4.086%, due 3/7/06 (b)                              4,500,000      4,505,572
  4.086%, due 9/18/06 (b)                             5,000,000      5,009,931
Morgan Stanley Group, Inc.
  4.25%, due 3/27/06 (b)                              5,000,000      5,005,888
SLM Corp.
  4.40%, due 1/25/06 (b)                              6,000,000      6,003,180
Toyota Motor Credit Corp.
  3.864%, due 6/12/06 (b)                             5,000,000      5,001,333
                                                                  ------------
                                                                    53,302,456
                                                                  ------------

FEDERAL AGENCIES (13.2%)
Federal Home Loan Banks (Discount Notes)
  3.55%, due 11/4/05                                  2,800,000      2,799,172
  3.58%, due 11/4/05                                  5,000,000      4,998,508
Federal Home Loan Mortgage
  Corporation (Discount Notes)
  3.29%, due 11/8/05                                  5,800,000      5,796,290
  3.34%, due 11/22/05                                 2,500,000      2,495,129
  3.43%, due 11/1/05                                  6,000,000      6,000,000
  3.53%, due 11/10/05                                 4,000,000      3,996,470
  3.58%, due 11/8/05                                  5,175,000      5,171,398
  3.59%, due 11/15/05                                 5,000,000      4,993,019
  3.60%, due 12/6/05                                  4,175,000      4,160,388
  3.615%, due 12/12/05                                4,800,000      4,780,238
Federal National Mortgage
  Association (Discount Notes)
  3.30%, due 11/2/05                                  4,900,000      4,899,551
  3.54%, due 11/23/05                                 5,825,000      5,812,398
  3.55%, due 11/16/05                                 5,700,000      5,691,568
  3.62%, due 11/16/05                                   625,000        624,058
                                                                  ------------
                                                                    62,218,187
                                                                  ------------
Total Short-Term Investments
  (Amortized Cost $477,298,792) (c)                       101.2%   477,298,792
Liabilities in Excess of Cash and Other Assets             (1.2)    (5,613,868)
                                                    -----------   ------------
Net Assets                                                100.0%  $471,684,924
                                                    ===========   ============

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.MAINSTAYfunds.com    9

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 2005.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                                       AMORTIZED
                                                            COST     PERCENT+
INDUSTRY DIVERSIFICATION
Auto Finance                                        $  5,500,000          1.2%
Banks #                                              216,081,179         45.9
Diversified Financial Services                       112,436,209         23.8
Federal Agencies                                      62,218,187         13.2
Food & Staple Retailing                               13,454,734          2.9
Insurance                                             24,846,193          5.3
Manufacturing                                          3,991,553          0.8
Oil & Gas                                             15,793,512          3.3
Pharmaceuticals                                       12,922,616          2.7
Regional Government                                   10,054,609          2.1
                                                    ------------   ----------
                                                     477,298,792        101.2
Liabilities in Excess of
  Cash and Other Assets                               (5,613,868)        (1.2)
                                                    ------------   ----------
Net Assets                                          $471,684,924        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Fund net assets.
#    The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

 10   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (amortized cost $477,298,792)                 $477,298,792
Cash                                                  18,370
Receivables:
  Fund shares sold                                 1,390,663
  Interest                                         1,358,180
Other assets                                          55,273
                                                -------------
    Total assets                                 480,121,278
                                                -------------
LIABILITIES:
Payables:
  Investment securities purchased                  4,946,073
  Fund shares redeemed                             2,678,732
  Transfer agent                                     428,520
  Manager                                            161,928
  Shareholder communication                           96,720
  Professional                                        40,122
  Custodian                                            4,705
Accrued expenses                                      23,417
Dividend payable                                      56,137
                                                -------------
    Total liabilities                              8,436,354
                                                -------------
Net assets                                      $471,684,924
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $  2,051,556
  Class B                                          2,461,051
  Class C                                            204,264
Additional paid-in capital                       466,973,106
Accumulated net realized loss on investments          (5,053)
                                                -------------
Net assets                                      $471,684,924
                                                =============
CLASS A
Net assets applicable to outstanding shares     $205,154,405
                                                =============
Shares of beneficial interest outstanding        205,155,575
                                                =============
Net asset value per share outstanding           $       1.00
                                                =============
CLASS B
Net assets applicable to outstanding shares     $246,104,167
                                                =============
Shares of beneficial interest outstanding        246,105,123
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 20,426,352
                                                =============
Shares of beneficial interest outstanding         20,426,379
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $13,995,945
                                                 ------------
EXPENSES:
  Manager                                          2,328,595
  Transfer agent                                   1,924,785
  Shareholder communication                          126,664
  Professional                                       125,890
  Registration                                        99,817
  Recordkeeping                                       75,081
  Custodian                                           38,340
  Trustees                                            35,807
  Portfolio pricing                                    3,971
  Miscellaneous                                       10,939
                                                 ------------
    Total expenses before reimbursement            4,769,889
  Expense reimbursement from Manager              (1,379,735)
                                                 ------------
  Net expenses                                     3,390,154
                                                 ------------
Net investment income                             10,605,791
                                                 ------------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (5,053)
                                                 ------------
Net increase in net assets resulting
  from operations                                $10,600,738
                                                 ============

 12   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  10,605,791   $   2,997,216
 Net realized gain (loss) on
  investments                               (5,053)          1,567
                                     -----------------------------
 Net increase in net assets
  resulting from operations             10,600,738       2,998,783
                                     -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
   Class A                              (4,221,699)     (1,068,534)
   Class B                              (6,009,713)     (1,761,806)
   Class C                                (374,379)       (166,876)
 From net realized gain on
  investments:
   Class A                                    (606)         (3,186)
   Class B                                    (918)         (6,353)
   Class C                                     (43)           (182)
                                     -----------------------------
 Total dividends and distributions
  to shareholders                      (10,607,358)     (3,006,937)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             291,874,794     363,227,648
   Class B                             186,570,959     247,003,398
   Class C                              48,715,706      69,985,669
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Class A                               4,012,463       1,007,768
   Class B                               5,339,159       1,629,596
   Class C                                 325,068         141,425
                                     -----------------------------
                                       536,838,149     682,995,504
 Cost of shares redeemed:
   Class A                            (288,043,004)   (340,901,067)
   Class B                            (241,762,842)   (306,879,438)
   Class C                             (59,887,177)    (55,811,227)
                                     -----------------------------
                                      (589,693,023)   (703,591,732)
    Decrease in net assets derived
     from capital share
     transactions                      (52,854,874)    (20,596,228)
                                     -----------------------------
    Net decrease in net assets         (52,861,494)    (20,604,382)

NET ASSETS:
Beginning of year                      524,546,418     545,150,800
                                     -----------------------------
End of year                          $ 471,684,924   $ 524,546,418
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                       CLASS A
                                --------------------------------------------------------------------------------------
                                                              JANUARY 1,
                                                                 2003*
                                      YEAR ENDED                THROUGH
                                      OCTOBER 31,             OCTOBER 31,              YEAR ENDED DECEMBER 31,
                                  2005           2004            2003             2002           2001           2000
Net asset value at beginning
  of period                     $   1.00       $   1.00        $   1.00         $   1.00       $   1.00       $   1.00
                                --------       --------       -----------       --------       --------       --------
Net investment income               0.02           0.01            0.00 (b)         0.01           0.04           0.06
Net realized and unrealized
  gain on investments               0.00 (b)       0.00 (b)          --             0.00 (b)         --             --
                                --------       --------       -----------       --------       --------       --------
Total from investment
  operations                        0.02           0.01            0.00 (b)         0.01           0.04           0.06
                                --------       --------       -----------       --------       --------       --------
Less dividends and
  distributions:
  From net investment income       (0.02)         (0.01)          (0.00)(b)        (0.01)         (0.04)         (0.06)
  From net realized gain on
    investments                       --          (0.00)(b)          --            (0.00)(b)         --             --
                                --------       --------       -----------       --------       --------       --------
Total dividends and
  distributions                    (0.02)         (0.01)          (0.00)(b)        (0.01)         (0.04)         (0.06)
                                --------       --------       -----------       --------       --------       --------
Net asset value at end of
  period                        $   1.00       $   1.00        $   1.00         $   1.00       $   1.00       $   1.00
                                ========       ========       ===========       ========       ========       ========
Total investment return             2.20%          0.54%           0.44%(a)         1.22%          3.72%          5.87%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           2.21%          0.54%           0.53%+           1.20%          3.59%          5.71%
    Net expenses                    0.70%          0.70%           0.70%+           0.70%          0.70%          0.70%
    Expenses (before
      reimbursement)                0.99%          1.02%           1.01%+           0.94%          0.90%          0.89%
Net assets at end of period
  (in 000's)                    $205,154       $197,310        $173,978         $221,106       $223,807       $167,720

                                                                     CLASS C
                                ---------------------------------------------------------------------------------
                                                            JANUARY 1,
                                                               2003*
                                     YEAR ENDED               THROUGH
                                     OCTOBER 31,            OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                 2005          2004            2003            2002          2001          2000
Net asset value at beginning
  of period                     $  1.00       $  1.00         $  1.00         $  1.00       $  1.00       $  1.00
                                -------       -------       -----------       -------       -------       -------
Net investment income              0.02          0.01            0.00 (b)        0.01          0.04          0.06
Net realized and unrealized
  gain on investments              0.00 (b)      0.00 (b)          --            0.00 (b)        --            --
                                -------       -------       -----------       -------       -------       -------
Total from investment
  operations                       0.02          0.01            0.00 (b)        0.01          0.04          0.06
                                -------       -------       -----------       -------       -------       -------
Less dividends and
  distributions:
  From net investment income      (0.02)        (0.01)          (0.00)(b)       (0.01)        (0.04)        (0.06)
  From net realized gain on
    investments                      --         (0.00)(b)          --           (0.00)(b)        --            --
                                -------       -------       -----------       -------       -------       -------
Total dividends and
  distributions                   (0.02)        (0.01)          (0.00)(b)       (0.01)        (0.04)        (0.06)
                                -------       -------       -----------       -------       -------       -------
Net asset value at end of
  period                        $  1.00       $  1.00         $  1.00         $  1.00       $  1.00       $  1.00
                                =======       =======       ===========       =======       =======       =======
Total investment return            2.20%         0.54%           0.44%(a)        1.22%         3.72%         5.87%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income          2.21%         0.54%           0.53%+          1.20%         3.59%         5.71%
    Net expenses                   0.70%         0.70%           0.70%+          0.70%         0.70%         0.70%
    Expenses (before
      reimbursement)               0.99%         1.02%           1.01%+          0.94%         0.90%         0.89%
Net assets at end of period
  (in 000's)                    $20,426       $31,273         $16,958         $11,207       $16,706       $ 9,364

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.

 14   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS B
    ---------------------------------------------------------------------------------
                                JANUARY 1,
                                   2003*
          YEAR ENDED              THROUGH
         OCTOBER 31,            OCTOBER 31,            YEAR ENDED DECEMBER 31,
      2005          2004           2003            2002          2001          2000
    $   1.00      $   1.00       $   1.00        $   1.00      $   1.00      $   1.00
    --------      --------      -----------      --------      --------      --------
        0.02          0.01           0.00 (b)        0.01          0.04          0.06
        0.00(b)       0.00 (b)         --            0.00 (b)        --            --
    --------      --------      -----------      --------      --------      --------
        0.02          0.01           0.00 (b)        0.01          0.04          0.06
    --------      --------      -----------      --------      --------      --------
       (0.02)        (0.01)         (0.00)(b)       (0.01)        (0.04)        (0.06)
          --         (0.00)(b)         -- (b)       (0.00)(b)        --            --
    --------      --------      -----------      --------      --------      --------
       (0.02)        (0.01)         (0.00)          (0.01)        (0.04)        (0.06)
    --------      --------      -----------      --------      --------      --------
    $   1.00      $   1.00       $   1.00        $   1.00      $   1.00      $   1.00
    ========      ========      ===========      ========      ========      ========
        2.20%         0.54%          0.44%(a)        1.22%         3.72%         5.87%
        2.21%         0.54%          0.53%+          1.20%         3.59%         5.71%
        0.70%         0.70%          0.70%+          0.70%         0.70%         0.70%
        0.99%         1.02%          1.01%+          0.94%         0.90%         0.89%
    $246,104      $295,963       $354,215        $429,488      $439,927      $408,275

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distributions commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively. The shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's credit worthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Pursuant to Rule 2a-7 securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

 16   MainStay Money Market Fund

Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1.0 billion and 0.35% on assets in excess of $1.0 billion. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.70% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $232,330 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005, the Manager had agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses do not exceed on an annualized basis 0.70% of the average daily net assets of each class of shares of the Fund. For the year ended October 31, 2005, the Manager earned from the Fund $2,328,595, and waived its fees and/or reimbursed expenses in the amount of $1,379,735.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% on assets up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the year ended October 31, 2005, in the amount of $1,340,992.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2005, amounted to $1,924,785.

(D) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

                                                    www.MAINSTAYfunds.com     17

(E) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $12,749 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $75,081 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:
Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, State Street Bank and Trust Company acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

At October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

 UNDISTRIBUTED   ACCUMULATED       OTHER         TOTAL
   ORDINARY      NET REALIZED    TEMPORARY    ACCUMULATED
    INCOME           LOSS       DIFFERENCES      LOSS
    $56,142        $ (5,053)      $(56,142)     $(5,053)
 --------------------------------------------------------

At October 31, 2005, for federal income tax purposes capital loss carryforwards of $5,053 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

              CAPITAL LOSS                AMOUNT
           AVAILABLE THROUGH              (000)
                  2013                      $5
------------------------------------------------

Dividends to shareholders from net investment income and distributions from net realized gains shown in the Statement of Changes in Net Assets represent tax basis distributions of ordinary income.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS A    CLASS B    CLASS C

Shares sold                                291,875    186,571    48,715
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 4,013      5,339       325
-----------------------------------------------------------------------
                                           295,888    191,910    49,040
-----------------------------------------------------------------------
Shares redeemed                           (288,043)  (241,763)  (59,887)
-----------------------------------------------------------------------
Net increase (decrease)                      7,845    (49,853)  (10,847)
-----------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2004
                                          CLASS A    CLASS B    CLASS C

Shares sold                                363,227    247,003    69,986
-----------------------------------------------------------------------
Shares issued in reinvestment
  of dividend and distributions              1,008      1,630       141
-----------------------------------------------------------------------
                                           364,235    248,633    70,127
-----------------------------------------------------------------------
Shares redeemed                           (340,901)  (306,879)  (55,811)
-----------------------------------------------------------------------
Net increase (decrease)                     23,334    (58,246)   14,316
-----------------------------------------------------------------------

NOTE 7--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to agreements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Money Market Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter, and has paid substantially all of the costs associated with the other regulatory matters described in this note.

 18   MainStay Money Market Fund

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 20   MainStay Money Market Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.
The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     21

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 22   MainStay Money Market Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     23

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's mid-range performance over various periods of time relative to funds concluded by Trustees to be peers of the Fund.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the

 24   MainStay Money Market Fund

Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees noted that the Fund's contractual management fee had been reduced in accordance with the terms of the breakpoint schedule applicable to the Fund. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     25

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 26   MainStay Money Market Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     27

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08034         (RECYCLE SYMBOL)       MS475-05                MSMM11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Tax Free Bond Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                         3
----------------------------------------------------

Investment and Performance Comparison              4
----------------------------------------------------

Portfolio Management Discussion and Analysis       8
----------------------------------------------------

Portfolio of Investments                          10
----------------------------------------------------

Financial Statements                              15
----------------------------------------------------

Notes to Financial Statements                     20
----------------------------------------------------
Report of Independent Registered Public
Accounting Firm                                   25

Trustees and Officers                             26
----------------------------------------------------

Board Consideration and Approval of Management
and Subadvisory Agreements                        29
----------------------------------------------------

Federal Income Tax Information                    31
----------------------------------------------------

Proxy Voting Policies and Procedures              31
----------------------------------------------------

Shareholder Reports and Quarterly Portfolio
Disclosure                                        31
----------------------------------------------------

MainStay Funds                                    32

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR    YEARS   YEARS
------------------------------------------------------------------------------
With sales charges                                       -2.81%  3.70%   3.96%
Excluding sales charges                                   1.77   4.66    4.44

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
10/31/95                                                   9550                       10000                       10000
                                                          10031                       10570                       10570
                                                          10868                       11476                       11468
                                                          11604                       12424                       12387
                                                          10852                       12126                       12168
                                                          11744                       13220                       13203
                                                          12954                       14651                       14590
                                                          13486                       15533                       15446
                                                          13841                       16358                       16236
                                                          14492                       17360                       17216
10/31/05                                                  14749                       17791                       17652

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            ONE     FIVE     TEN
TOTAL RETURNS                                             YEAR    YEARS   YEARS
-------------------------------------------------------------------------------
With sales charges                                       -3.47%   4.06%   4.19%
Excluding sales charges                                   1.41    4.40    4.19

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
10/31/95                                                  10000                       10000                       10000
                                                          10481                       10570                       10570
                                                          11334                       11476                       11468
                                                          12076                       12424                       12387
                                                          11267                       12126                       12168
                                                          12150                       13220                       13203
                                                          13370                       14651                       14590
                                                          13882                       15533                       15446
                                                          14212                       16358                       16236
                                                          14858                       17360                       17216
10/31/05                                                  15068                       17791                       17652

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                           ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR   YEARS   YEARS
-----------------------------------------------------------------------------
With sales charges                                       0.44%  4.40%   4.19%
Excluding sales charges                                  1.41   4.40    4.19

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND           TAX FREE BOND              LEHMAN BROTHERS
                                                          FUND                   COMPOSITE INDEX          MUNICIPAL BOND INDEX
                                                 ----------------------          ---------------          --------------------
10/31/95                                                  10000                       10000                       10000
                                                          10481                       10570                       10570
                                                          11334                       11476                       11468
                                                          12076                       12424                       12387
                                                          11267                       12126                       12168
                                                          12150                       13220                       13203
                                                          13370                       14651                       14590
                                                          13882                       15533                       15446
                                                          14212                       16358                       16236
                                                          14858                       17360                       17216
10/31/05                                                  15068                       17791                       17652

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.5%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.5%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95) and 8/31/98 (for Class C, first offered 9/1/98), performance of Class A and C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A and C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Tax Free Bond Fund

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS
-----------------------------------------------------------------------------
Lehman Brothers(R) Municipal Bond Index(1)               2.54%  5.98%   5.85%
Tax Free Bond Composite Index(2)                         2.48   6.12    5.93
Average Lipper general municipal debt fund(3)            2.07   5.16    4.92

1. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that includes approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Municipal Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. The Tax Free Bond Composite Index is an unmanaged index that is comprised of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index or a composite.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PREVIOUS PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                                VALUE
                                                       ENDING ACCOUNT                         (BASED ON
                                                        VALUE (BASED                         HYPOTHETICAL
                                       BEGINNING         ON ACTUAL          EXPENSES          5% RETURN          EXPENSES
                                        ACCOUNT         RETURNS AND           PAID            AND ACTUAL           PAID
                                         VALUE           EXPENSES)           DURING           EXPENSES)           DURING
SHARE CLASS                             5/1/05            10/31/05          PERIOD(1)          10/31/05          PERIOD(1)

CLASS A SHARES                         $1,000.00         $1,001.75            $4.49           $1,020.55            $4.53
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                         $1,000.00         $1,000.50            $5.75           $1,019.30            $5.80
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                         $1,000.00         $1,000.50            $5.75           $1,019.30            $5.80
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.89% for Class A and 1.14% for Class B and Class C) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 6   MainStay Tax Free Bond Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Long-Term Municipal Bonds                                                        90.8
Cumulative Preferred Stock                                                        3.6
Short-Term Investment                                                             3.5
Purchased Call Option                                                            0.0*
Cash and Other Assets Less Liabilities                                            2.1

* Less than one tenth of a percent.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Puerto Rico Public Buildings Authority Revenue
     Guaranteed Government Facilities Series I 5.00%, due 7/1/36
 2.  Charter Mac Equity Issuer Trust Series A-1
     7.10%, due 6/30/09
 3.  New York, NY Series C 5.00%, due 8/1/26
 4.  New Jersey Economic Development Authority
     Revenue Transportation Project Series A 5.875%, due 5/1/14
 5.  North Carolina Municipal Power Agency N1 Catawba
     Electric Revenue Series B 6.50%, due 1/1/20
 6.  Allegheny County Pennsylvania Sanitary Authority
     Sewer Revenue Series A 5.00%, due 12/1/23
 7.  Seattle Washington Municipal Light & Power
     Revenue 6.00%, due 10/1/15
 8.  Los Angeles California Unified School District
     Series D 5.75%, due 7/1/16
 9.  Salt River Project, Arizona, Agriculture
     Improvement & Power District, 5.00%, due 1/1/35
10.  Clark County Nevada Bond Bank 5.50%, due 7/1/14

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers John Fitzgerald and Laurie Walters of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests in U.S. tax-exempt securities of any maturity that are, at the time of purchase, rated in one of the top four categories (or in short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P. Not more than 20% of the Fund's net assets may be invested in unrated tax-exempt securities that we deem to be of comparable quality. The Fund normally invests at least 80% of its net assets in municipal bonds. In implementing this strategy, we use a combined approach to investing that analyzes economic trends and factors pertinent to particular issuers and securities.

WHAT ECONOMIC FORCES AFFECTED THE BOND MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

Throughout the reporting period, the bond market was torn on the question of how higher energy costs would affect the economy as a whole. Either high energy costs would raise inflation expectations or such costs would tend to reduce aggregate demand. Toward the end of the reporting period, the consensus appeared to shift toward the former opinion. In mid-September, the Federal Open Market Committee's commentary crystallized this view. At the same time, the FOMC raised the targeted federal funds rate to 3.75% in its eighth 25-basis-point move during the reporting period. (A basis point is one-hundredth of a percentage point.)

Despite widespread concern that hurricanes Katrina and Rita might derail trend growth in the economy, the Federal Reserve saw rebuilding activity as potentially stimulative. As a result, we anticipate additional interest-rate hikes from the Federal Open Market Committee through the first quarter of 2006. At the end of October, the Eurodollar futures market was evenly split, anticipating either a 4.25% or a 4.50% targeted federal funds rate by March 31, 2006.

HOW DID THESE FACTORS AFFECT MUNICIPAL BONDS?

Inflation is the bane of the bond market, so not surprisingly, municipal yields rose during the 12-month reporting period. Two-year municipal yields rose from 2.7% to 3.1%, five-year municipals advanced from 3.1% to 3.4%, 10-year municipals climbed from 3.6% to 3.9%, and 30-year municipal yields rose from 4.4% to 4.6%. Federal Reserve policy directives hastened this fairly substantial move.

As these changes imply, the municipal yield curve did not shift uniformly. Instead, the yield curve flattened as the spread(1) between two-year and 30-year municipal bond yields narrowed 20 basis points.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

From November 2004 through July 2005, we kept the Fund's duration shorter than that of the Lehman Brothers(R) Municipal Bond Index.(2) Our positioning expressed our bearish interest-rate outlook amid firm economic data and the Federal Open Market Committee's resolve to steadily move targeted federal funds rate higher. In August 2005, we lengthened the Fund's duration to a neutral position relative to the benchmark as yields rose to more attractive levels.

WHAT POSITIONING DECISIONS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

An overweighted position in the housing sector helped the Fund's performance during the reporting period as yield-starved investors gravitated toward sectors that offered attractive yields relative to high-grade municipal bonds. The housing-revenue-bond component of the Lehman Brothers(R) Municipal Bond Index outperformed the Index as a whole by 91 basis points.

On the other hand, the Fund's underweighted exposure to the tobacco-settlement-bond component of the Lehman Brothers(R) Municipal Bond Index detracted from performance because the tobacco-settlement-bond component of the Lehman Brothers(R) Municipal Bond Index outperformed the Index by 1,778 basis points (or 17.78 percentage points). The Fund's tobacco-sector weighting at the start of the reporting period was 1.0%, which we reduced to 0% in February 2005. Two-percent of the Lehman Brothers(R) Municipal Bond Index is made up of tobacco-sector bonds. Relative to high-grade municipals, tobacco spreads tightened to their narrowest risk premiums in two years. We expect this trend to reverse, since several issuers want to take advantage


Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

1. The terms "spread" and "yield spread" may refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

2. See footnote on page 5 for more information on the Lehman Brothers(R) Municipal Bond Index.

 8   MainStay Tax Free Bond Fund
of the narrow risk spreads and have announced plans to market new issues.

During the reporting period, several of the Fund's holdings were prerefunded in Treasury securities. Such transactions may allow issuers to reduce overall borrowing costs by issuing new securities at current market rates and retiring old, higher-coupon issues.(3) These refundings helped the Fund's performance. While many of the Fund's eligible securities have already been refunded, we have maintained the Fund's positions in several other issues that could also be refunded if municipal yields were to revisit the low levels seen in February or June of 2005.

ARE STATE BUDGET DEFICITS STILL AN ISSUE FOR THE MUNICIPAL MARKET?

An improving economy has continued to strengthen state finances. According to the Rockefeller Institute of Government, state tax revenue grew 13.3% in the second calendar quarter of 2005 compared to the first calendar quarter--the fastest growth since the Institute began tracking revenues in 1991. This broad-based increase was seen across all three major sources of revenue: personal income tax, corporate income tax, and general sales tax.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

3. Advance refunding allows a bond issuer to float a second bond at a lower interest rate and to invest the proceeds from the sale of the second bond safely (usually in Treasury securities) to collateralize the first bond. Since advance-refunded bonds become the equivalent of fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value--sometimes significantly.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (90.8%)+
--------------------------------------------------------------------------------
ALABAMA (4.3%)
Huntsville Alabama Health
  Care Authority
  Series A
  5.00%, due 6/1/34                                 $   1,000,000   $  1,030,140
  Series A
  5.75%, due 6/1/31                                     2,500,000      2,617,525
Jefferson County Alabama Limited Obligation School
  Warrants
  Series A
  5.25%, due 1/1/14                                     1,345,000      1,440,737
University of Alabama-Birmingham University
  Revenues
  6.00%, due 10/1/16 (a)(b)                             2,910,000      3,184,617
  6.00%, due 10/1/17 (a)(b)                             3,085,000      3,376,131
                                                                    ------------
                                                                      11,649,150
                                                                    ------------
ARIZONA (2.3%)
V  Salt River Project, Arizona, Agriculture
  Improvement & Power District
  5.00%, due 1/1/35                                     6,000,000      6,210,060
                                                                    ------------

CALIFORNIA (6.7%)
California State Economic Recovery
  Series A
  5.00%, due 7/1/17                                     2,000,000      2,145,140
California State Various Purposes
  5.25%, due 4/1/34                                     2,040,000      2,126,537
Golden State Tobacco Securitization Corp.
  5.00%, due 6/1/45                                     5,000,000      5,016,800
Los Angeles California
  Unified School District
  Series D
  5.625%, due 7/1/17 (a)                                2,000,000      2,199,040
V    5.75%, due 7/1/16                                  6,000,000      6,845,280
                                                                    ------------
                                                                      18,332,797
                                                                    ------------
DELAWARE (0.9%)
Delaware State Economic Development Authority
  Revenue Pollution Control Delmarva Power
  Series C
  4.90%, due 5/1/26                                     2,250,000      2,367,022
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
FLORIDA (5.2%)
Capital Trust Agency Florida Multi-Family Revenue
  Housing Shadow Run Project
  Series A
  5.15%, due 11/1/30                                $   2,190,000   $  2,291,287
Highlands County Florida Health Facilities
  Authority Revenue Hospital Adventist Health
  Systems D
  5.375%, due 11/15/35                                  5,000,000      5,157,800
Meadow Pointe III Community Development District
  of Florida Capital Improvement Revenue
  Series B
  5.25%, due 11/1/07                                    1,165,000      1,170,988
Miami-Dade County Florida Solid Waste System
  Revenue
  5.00%, due 10/1/19                                    1,735,000      1,832,871
Oakstead Florida
  Community Development
  District Capital
  Improvement Revenue
  Series B
  5.90%, due 5/1/07                                       380,000        384,693
Orange County Florida Health Facilities Authority
  Revenue Hospital Adventist Health Systems
  5.625%, due 11/15/32                                  3,000,000      3,157,680
Waterchase Community Development District of
  Florida Capital Improvement Revenue
  Series B
  5.90%, due 5/1/08                                       200,000        201,428
                                                                    ------------
                                                                      14,196,747
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------
ILLINOIS (8.3%)
Chicago Illinois
  Board of Education
  5.875%, due 12/1/14 (a)                           $   3,130,000   $  3,468,259
Chicago Illinois Water Revenue
  6.50%, due 11/1/15                                    3,005,000      3,596,715
Illinois Finance Authority Solid Waste Revenue
  Disposal Waste
  Management, Inc. Project
  Series A
  5.05%, due 8/1/29 (c)                                 1,000,000        989,280
Illinois Health Facilities Authority Revenue Lake
  Forest Hospital
  Series A
  5.75%, due 7/1/29                                     2,000,000      2,090,340
Illinois Health Facilities Authority Revenue OSF
  Healthcare System
  6.25%, due 11/15/29 (a)                               4,000,000      4,452,840
Illinois State Sales Tax Revenue
  Second Series
  5.50%, due 6/15/17                                    4,000,000      4,468,280
Kane McHenry Cook & De Kalb Counties Unit School
  District No. 300
  5.00%, due 12/1/20                                    3,500,000      3,673,775
                                                                    ------------
                                                                      22,739,489
                                                                    ------------
LOUISIANA (1.5%)
State of Louisiana Offshore Terminal Authority
  Deepwater Port Revenue
  Series C
  5.25%, due 9/1/16                                     3,970,000      4,073,498
                                                                    ------------

MASSACHUSETTS (1.0%)
Massachusetts Bay Transportation Authority Revenue
  Assessment
  Series A
  5.75%, due 7/1/18 (a)                                 2,290,000      2,512,519
  5.75%, due 7/1/18                                       210,000        228,331
                                                                    ------------
                                                                       2,740,850
                                                                    ------------
NEBRASKA (0.2%)
Nebraska Investment Finance Authority, Single
  Family Housing Revenue
  Series C
  6.30%, due 9/1/28                                       600,000        604,314
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
NEVADA (3.2%)
V  Clark County Nevada Bond Bank
  5.50%, due 7/1/14                                 $   5,460,000   $  5,887,081
Clark County Nevada Industrial Development,
  Southern Gas Co.
  4.85%, due 10/1/35                                    1,000,000        981,830
Clark County Nevada Pollution Control Revenue
  Nevada Power Co. Project
  Series B
  6.60%, due 6/1/19                                     1,925,000      1,936,916
                                                                    ------------
                                                                       8,805,827
                                                                    ------------
NEW JERSEY (4.7%)
V  New Jersey Economic Development Authority
  Revenue Transportation Project
  Series A
  5.875%, due 5/1/14 (a)(b)                             8,000,000      8,637,200
New Jersey State Trust Fund Transportation
  Authority System
  Series C
  5.50%, due 12/15/17                                   3,810,000      4,266,933
                                                                    ------------
                                                                      12,904,133
                                                                    ------------
NEW MEXICO (1.0%)
New Mexico Finance Authority State Transportation
  Revenue Series Lien
  Series A
  5.00%, due 6/15/22                                    2,750,000      2,884,310
                                                                    ------------

NEW YORK (17.8%)
Liberty, NY, Development Corp., Goldman Sachs
  Group, Inc.
  5.25%, due 10/1/35                                    5,000,000      5,486,150
Long Island Power Authority New York Electric
  System Revenue
  Series A
  5.50%, due 12/1/12                                    2,470,000      2,740,663
Metropolitan Transportation Authority of New York
  Revenue
  Series A
  5.00%, due 11/15/25                                   1,500,000      1,559,835

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------
NEW YORK (CONTINUED)
New York City
  General Obligation
  Series E
  5.875%, due 8/1/13 (b)                            $   5,300,000   $  5,478,663
New York State Dormitory Authority Lease Revenue
  Court Facilities City of New York
  5.75%, due 5/15/30 (a)                                2,000,000      2,213,720
  7.375%, due 5/15/10                                   4,720,000      5,143,101
  7.50%, due 5/15/11                                    4,065,000      4,634,277
New York State Environmental Facilities Corp.
  Pollution Control Revenue, State Water Revolving
  Fund
  Series B
  7.50%, due 3/15/11                                       30,000         30,112
  Series A
  7.50%, due 6/15/12                                      240,000        257,014
New York State Thruway Authority Highway & Bridge
  Trust Fund
  Series B
  5.00%, due 4/1/21                                     4,000,000      4,219,040
  Series B-1
  5.75%, due 4/1/16 (a)                                   100,000        103,159
New York University Dormitory Authority
  Series A
  6.00%, due 7/1/19                                     3,700,000      4,372,105
V  New York, NY
  Series C
  5.00%, due 8/1/26                                     8,500,000      8,727,120
Triborough Bridge & Tunnel Authority New York
  Revenues
  5.00%, due 11/15/32                                   3,500,000      3,592,820
                                                                    ------------
                                                                      48,557,779
                                                                    ------------
NORTH CAROLINA (5.5%)
North Carolina Eastern Municipal Power Agency
  Systems Revenue
  Series A
  5.50%, due 1/1/12                                     2,000,000      2,152,780
  Series D
  6.75%, due 1/1/26                                     2,000,000      2,206,120

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
NORTH CAROLINA (CONTINUED)
North Carolina Housing Finance Agency
  Home Ownership
  Series 13-A
  4.25%, due 1/1/28                                 $   2,910,000   $  2,925,016
V  North Carolina Municipal
  Power Agency N1 Catawba Electric Revenue
  Series B
  6.50%, due 1/1/20 (b)                                 7,000,000      7,674,940
                                                                    ------------
                                                                      14,958,856
                                                                    ------------
OHIO (0.9%)
Lorain County Ohio Hospital Revenue Catholic
  Healthcare
  5.375%, due 10/1/30                                   2,300,000      2,397,566
                                                                    ------------

PENNSYLVANIA (7.0%)
V  Allegheny County Pennsylvania Sanitary
  Authority Sewer Revenue
  Series A
  5.00%, due 12/1/23                                    7,000,000      7,324,310
Allegheny County Port Authority Special Revenue
  Transportation
  6.25%, due 3/1/16 (a)(b)                              3,750,000      4,123,913
  6.375%, due 3/1/15 (a)(b)                             3,120,000      3,443,294
Pennsylvania Economic Development Financing
  Authority Solid Waste Disposal Revenue Waste
  Management, Inc. Project
  Series A
  5.10%, due 10/1/27 (c)                                1,000,000      1,004,390
Philadelphia Pennsylvania School District
  Series A
  5.75%, due 2/1/11                                     3,000,000      3,295,320
                                                                    ------------
                                                                      19,191,227
                                                                    ------------

 12   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
--------------------------------------------------------------------------------
PUERTO RICO (5.4%)
Puerto Rico Commonwealth Infrastructure Financing
  Special Authority
  Series A
  5.50%, due 10/1/17                                $   1,500,000   $  1,642,395
Puerto Rico Electric Power Authority Revenue
  Series HH
  5.25%, due 7/1/29                                     2,750,000      2,933,700
V  Puerto Rico Public
  Buildings Authority
  Revenue Guaranteed
  Government Facilities
  Series I
  5.00%, due 7/1/36                                    10,000,000     10,050,300
                                                                    ------------
                                                                      14,626,395
                                                                    ------------
SOUTH CAROLINA (2.7%)
Charleston County
  South Carolina
  Public Improvement
  6.125%, due 9/1/11                                    2,425,000      2,671,865
South Carolina Jobs Economic Development Authority
  Revenue Bon Secours Health
  Systems Inc.
  5.625%, due 11/15/30                                  4,500,000      4,712,580
                                                                    ------------
                                                                       7,384,445
                                                                    ------------
TEXAS (7.7%)
Dallas Fort Worth
  Texas International
  Airport Facilities
  Improvement Revenue
  Series A
  6.00%, due 11/1/28 (c)                                4,000,000      4,298,360
Harris County Texas Health Facilities Development
  Hospital Corp.
  Memorial Hermann Healthcare
  Series A
  6.375%, due 6/1/29 (a)                                1,500,000      1,709,805
  Saint Luke's Episcopal Hospital
  Series A
  5.375%, due 2/15/26 (a)                               3,500,000      3,802,785
Jefferson County Texas Health Facility Development
  Corp. Texas Baptist Hospitals
  5.20%, due 8/15/21                                    1,095,000      1,139,205

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TEXAS (CONTINUED)
San Antonio Texas
  Electric & Gas
  Series 2000
  5.00%, due 2/1/17 (b)                             $   5,040,000   $  5,392,145
Tarrant Regional Water District Texas Water
  Revenue
  5.25%, due 3/1/17                                     2,500,000      2,678,725
Texas State College
  Student Loan
  5.50%, due 8/1/10 (c)                                 1,760,000      1,886,984
                                                                    ------------
                                                                      20,908,009
                                                                    ------------
WASHINGTON (2.6%)
V  Seattle Washington Municipal Light & Power
  Revenue
  6.00%, due 10/1/15 (a)(b)                             6,500,000      7,167,810
                                                                    ------------

WEST VIRGINIA (0.5%)
Kanawha Mercer Nicholas Counties West Virginia
  Single Family Mortgage Revenue
  (zero coupon), due 2/1/15 (a)(d)                      2,230,000      1,405,123
                                                                    ------------

WISCONSIN (1.4%)
State of Wisconsin
  Series F
  5.50%, due 5/1/13 (a)                                 1,030,000      1,134,875
State of Wisconsin
  Health & Education
  Facilities Authority
  Revenue Wheaton
  Franciscan Services
  5.75%, due 8/15/25                                    2,500,000      2,662,075
                                                                    ------------
                                                                       3,796,950
                                                                    ------------
Total Long-Term
  Municipal Bonds
  (Cost $235,706,457)                                                247,902,357
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (G)
PURCHASED CALL OPTION (0.0%)++
--------------------------------------------------------------------------------
UNITED STATES (0.0%)++
U.S. Treasury 10 Year Note Future
  Strike Price $113.00
  Expires 11/22/05                                         50,000          7,812
                                                                    ------------
Total Purchased Call Option
  (Cost $60,937)                                                           7,812
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13


                                                           SHARES          VALUE
CUMULATIVE PREFERRED STOCK (3.6%)
--------------------------------------------------------------------------------
V  Charter Mac Equity
  Issuer Trust
  Series A-1
  7.10%, due 6/30/09 (b)(e)                             9,000,000   $  9,764,640
                                                                    ------------
Total Cumulative
  Preferred Stock
  (Cost $9,015,739)                                                    9,764,640
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENT (3.5%)
--------------------------------------------------------------------------------
IDAHO (3.5%)
Idaho Health
  Facilities Authority
  2.62%, due 7/1/30 (f)                             $   9,525,000      9,525,000
                                                                    ------------
Total Short-Term Investment
  (Cost $9,525,000)                                                    9,525,000
                                                                    ------------
Total Investments
  (Cost $254,308,133) (i)                                    97.9%   267,199,809(j)
Cash and Other Assets,
  Less Liabilities                                            2.1      5,745,217
                                                    -------------   ------------
Net Assets                                                  100.0%  $272,945,026
                                                    =============   ============

                                              CONTRACTS            UNREALIZED
                                                   LONG      DEPRECIATION (H)
FUTURES CONTRACTS (-0.3%)
-----------------------------------------------------------------------------
United States Treasury Note
  December 2005 (10 year)                           200   $          (771,875)
                                                          -------------------
Total Futures Contracts
  (Settlement Value $22,462,500)                          $          (771,875)
                                                          ===================

++   Less than one tenth of a percent.
(a)  Prerefunding Securities--issuer has or will issue new
     bonds and use the proceeds to purchase Treasury
     securities that mature at or near the same date as the
     original issue's call date.
(b)  Segregated, partially segregated or designated as
     collateral for futures contracts.
(c)  Interest on these securities is subject to alternative
     minimum tax.
(d)  Non-income producing security.
(e)  May be sold to institutional investors only.
(f)  Variable rate securities that may be tendered back to
     the issuer at any time prior to maturity at par.
(g)  One contract relates to 100 shares.
(h)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     October 31, 2005
(i)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(j)  At October 31, 2005 net unrealized appreciation for
     securities was $12,891,676, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $13,755,073 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $863,397.

 14   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $254,308,133)                $267,199,809
Cash                                                  42,225
Receivables:
  Interest                                         4,126,455
  Investment securities sold                       2,334,056
  Fund shares sold                                    48,175
  Variation margin on futures contracts                6,250
Other assets                                          20,275
                                                -------------
    Total assets                                 273,777,245
                                                -------------
LIABILITIES:
Payables:
  Fund shares redeemed                               165,809
  NYLIFE Distributors                                108,826
  Manager                                             82,653
  Transfer agent                                      70,508
  Shareholder communication                           49,972
  Professional                                        36,663
  Custodian                                            4,285
Accrued expenses                                      20,000
Dividend payable                                     293,503
                                                -------------
    Total liabilities                                832,219
                                                -------------
Net assets                                      $272,945,026
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     40,021
  Class B                                            237,140
  Class C                                              6,474
Additional paid-in capital                       292,085,135
Distributions in excess of net investment
  income                                            (262,474)
Accumulated net realized loss on investments
  and futures transactions                       (31,281,071)
Net unrealized appreciation on investments and
  futures contracts                               12,119,801
                                                -------------
Net assets                                      $272,945,026
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 38,507,926
                                                =============
Shares of beneficial interest outstanding          4,002,103
                                                =============
Net asset value per share outstanding           $       9.62
Maximum sales charge (4.50% of offering price)          0.45
                                                -------------
Maximum offering price per share outstanding    $      10.07
                                                =============
CLASS B
Net assets applicable to outstanding shares     $228,206,151
                                                =============
Shares of beneficial interest outstanding         23,713,999
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.62
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  6,230,949
                                                =============
Shares of beneficial interest outstanding            647,436
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.62
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 13,950,590
                                                -------------
EXPENSES:
  Manager                                          1,740,637
  Distribution/Service--Class A                       95,886
  Service--Class B                                   613,583
  Service--Class C                                    15,796
  Distribution--Class B                              613,583
  Distribution--Class C                               15,796
  Transfer agent                                     289,465
  Professional                                        90,678
  Shareholder communication                           61,152
  Recordkeeping                                       55,677
  Registration                                        40,955
  Custodian                                           24,397
  Trustees                                            22,798
  Miscellaneous                                       35,854
                                                -------------
    Total expenses before waiver/reimbursement     3,716,257
    Expense waiver/reimbursement from Manager       (504,934)
                                                -------------
  Net expenses                                     3,211,323
                                                -------------
Net investment income                             10,739,267
                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
  Security transactions                            3,354,974
  Futures transactions                             1,148,970
                                                -------------
Net realized gain on investments and futures
  transactions                                     4,503,944
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                          (10,263,059)
  Futures transactions                              (471,875)
                                                -------------
Net change in unrealized appreciation
  (depreciation) on investments and futures
  transactions                                   (10,734,934)
                                                -------------
Net realized and unrealized loss on
  investments and futures transactions            (6,230,990)
                                                -------------
Net increase in net assets resulting from
  operations                                    $  4,508,277
                                                =============

 16   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  10,739,267   $ 11,870,823
 Net realized gain on investments
  and futures transactions               4,503,944        394,480
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures
  transactions                         (10,734,934)     2,037,118
                                     ----------------------------
 Net increase in net assets
  resulting from operations              4,508,277     14,302,421
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (1,540,417)    (1,429,015)
   Class B                              (9,181,448)    (9,458,140)
   Class C                                (237,572)      (206,425)
                                     ----------------------------
 Total dividends to shareholders       (10,959,437)   (11,093,580)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               9,015,292      8,876,885
   Class B                               2,697,162      7,514,402
   Class C                               1,495,256      2,753,234
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Class A                               1,028,049        876,910
   Class B                               6,225,273      6,318,515
   Class C                                 169,857        149,746
                                     ----------------------------
                                        20,630,889     26,489,692
 Cost of shares redeemed:
   Class A                              (8,585,569)   (14,876,471)
   Class B                             (36,917,542)   (52,455,683)
   Class C                              (1,285,982)    (2,821,719)
                                     ----------------------------
                                       (46,789,093)   (70,153,873)
    Decrease in net assets derived
     from capital share
     transactions                      (26,158,204)   (43,664,181)
                                     ----------------------------
    Net decrease in net assets         (32,609,364)   (40,455,340)

NET ASSETS:
Beginning of year                      305,554,390    346,009,730
                                     ----------------------------
End of year                          $ 272,945,026   $305,554,390
                                     ============================
Distributions in excess of net
 investment income at end of year    $    (262,474)  $    (42,304)
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                         CLASS A
                                -----------------------------------------------------------------------------------------
                                                                  JANUARY 1,
                                                                     2003*
                                                                    THROUGH
                                   YEAR ENDED OCTOBER 31,         OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                   2005             2004             2003            2002            2001          2000
Net asset value at beginning
  of period                       $  9.84          $  9.75          $ 10.02        $  9.62         $  9.68       $  9.08
                                -----------      -----------      -----------      --------        --------      --------
Net investment income                0.38             0.38             0.30           0.41            0.45          0.47
Net realized and unrealized
  gain (loss) on investments        (0.21)            0.07            (0.25)          0.40           (0.06)         0.60
                                -----------      -----------      -----------      --------        --------      --------
Total from investment
  operations                         0.17             0.45             0.05           0.81            0.39          1.07
                                -----------      -----------      -----------      --------        --------      --------
Less dividends:
  From net investment income        (0.39)           (0.36)           (0.32)         (0.41)          (0.45)        (0.47)
                                -----------      -----------      -----------      --------        --------      --------
Net asset value at end of
  period                          $  9.62          $  9.84          $  9.75        $ 10.02         $  9.62       $  9.68
                                ===========      ===========      ===========      ========        ========      ========
Total investment return (a)          1.77%            4.71%            0.54%(b)       8.61%           4.04%        12.15%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            3.92%            3.88%            3.64%+         4.19%           4.59%         5.05%
    Net expenses                     0.89%            1.02%            1.04%+         1.03%           1.03%         1.03%
    Expenses (before
      waiver/reimbursement)          1.06%            1.06%              --             --              --            --
Portfolio turnover rate                26%              18%              34%            39%             57%           56%
Net assets at end of period
  (in 000's)                      $38,508          $37,936          $42,712        $46,131         $39,760       $22,495

                                                                         CLASS C
                                -----------------------------------------------------------------------------------------
                                                                  JANUARY 1,
                                                                     2003*
                                                                    THROUGH
                                   YEAR ENDED OCTOBER 31,         OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                   2005             2004             2003            2002            2001          2000
Net asset value at beginning
  of period                       $ 9.85           $ 9.75           $10.02          $ 9.62          $ 9.68        $ 9.09
                                -----------      -----------      -----------      --------        --------      --------
Net investment income               0.36             0.36             0.28            0.39            0.42          0.45
Net realized and unrealized
  gain (loss) on investments       (0.22)            0.08            (0.25)           0.40           (0.06)         0.59
                                -----------      -----------      -----------      --------        --------      --------
Total from investment
  operations                        0.14             0.44             0.03            0.79            0.36          1.04
                                -----------      -----------      -----------      --------        --------      --------
Less dividends:
  From net investment income       (0.37)           (0.34)           (0.30)          (0.39)          (0.42)        (0.45)
                                -----------      -----------      -----------      --------        --------      --------
Net asset value at end of
  period                          $ 9.62           $ 9.85           $ 9.75          $10.02          $ 9.62        $ 9.68
                                ===========      ===========      ===========      ========        ========      ========
Total investment return (a)         1.41%            4.55%            0.32%(b)        8.34%           3.79%        11.75%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           3.67%            3.63%            3.39%+          3.94%           4.34%         4.80%
    Net expenses                    1.14%            1.27%            1.29%+          1.28%           1.28%         1.28%
    Expenses (before
      waiver/reimbursement)         1.31%            1.31%              --              --              --            --
Portfolio turnover rate               26%              18%              34%             39%             57%           56%
Net assets at end of period
  (in 000's)                      $6,231           $5,992           $5,840          $7,555          $1,586        $1,130

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Total return is calculated exclusive of sales charges.
(b)  Total return is not annualized.

 18   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                              CLASS B
     -----------------------------------------------------------------------------------------
                                       JANUARY 1,
                                          2003*
                                         THROUGH
        YEAR ENDED OCTOBER 31,         OCTOBER 31,             YEAR ENDED DECEMBER 31,
        2005             2004             2003            2002            2001          2000
      $   9.85         $   9.75         $  10.02        $   9.62        $   9.68      $   9.09
     -----------      -----------      -----------      --------        --------      --------
          0.36             0.36             0.28            0.39            0.42          0.45
         (0.22)            0.08            (0.25)           0.40           (0.06)         0.59
     -----------      -----------      -----------      --------        --------      --------
          0.14             0.44             0.03            0.79            0.36          1.04
     -----------      -----------      -----------      --------        --------      --------
         (0.37)           (0.34)           (0.30)          (0.39)          (0.42)        (0.45)
     -----------      -----------      -----------      --------        --------      --------
      $   9.62         $   9.85         $   9.75        $  10.02        $   9.62      $   9.68
     ===========      ===========      ===========      ========        ========      ========
          1.41%            4.55%            0.32%(b)        8.34%           3.79%        11.75%
          3.67%            3.63%            3.39%+          3.94%           4.34%         4.80%
          1.14%            1.27%            1.29%+          1.28%           1.28%         1.28%
          1.31%            1.31%              --              --              --            --
            26%              18%              34%             39%             57%           56%
      $228,206         $261,626         $297,458        $323,349        $314,867      $321,230

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. At October 31, 2005, the Fund did not hold securities that were valued in such a manner.

(B) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are

 20   MainStay Tax Free Bond Fund
treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and non-taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

                                                    www.MAINSTAYfunds.com     21

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. NYLIM has agreed to waive its management fee by 0.15% to 0.45% (effective August 1, 2004). Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.89% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $30,280 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses would not exceed on an annualized basis 0.89% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $1,740,637 and waived its fee and/or reimbursed expenses in the amount of $504,934.

Pursuant to the terms of a Sub-Advisory Agreement between the NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $32,113 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $423, $72,168 and $1,263, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $289,465.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage

 22   MainStay Tax Free Bond Fund
and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $7,443 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $55,677 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, State Street Bank and Trust Company acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

The Fund has maintained a year end of December 31 for federal income tax purposes.

At October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

 UNDISTRIBUTED    ACCUMULATED       OTHER                        TOTAL
  TAX EXEMPT        CAPITAL       TEMPORARY     UNREALIZED    ACCUMULATED
    INCOME          LOSSES       DIFFERENCES   APPRECIATION       LOSS
    $31,029      $ (32,045,133)   $(293,503)   $12,883,864    $(19,423,743)
 -------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to the tax treatment of futures transactions.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $32,045,133 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2007                 $ 7,997
               2008                  15,453
               2011                   8,117
               2012                     478
       -------------------------------------------
                                    $32,045
       -------------------------------------------

Dividends to shareholders from net investment income, shown in the Statement of Changes in Net Assets, represents tax-based distributions of tax exempt income.

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $73,754 and $90,910, respectively.

NOTE 7 -- LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C

Shares sold                                  921       275      152
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  105       637       17
---------------------------------------------------------------------
                                           1,026       912      169
---------------------------------------------------------------------
Shares redeemed                             (877)   (3,768)    (131)
---------------------------------------------------------------------
Net increase (decrease)                      149    (2,856)      38
---------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     23

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C
Shares sold                                  907       763      282
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                   89       645       15
---------------------------------------------------------------------
                                             996     1,408      297
---------------------------------------------------------------------
Shares redeemed                           (1,524)   (5,350)    (287)
---------------------------------------------------------------------
Net increase (decrease)                     (528)   (3,942)      10
---------------------------------------------------------------------

NOTE 9--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay Tax Free Bond Fund was $50,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

 24   MainStay Tax Free Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

                                                    www.MAINSTAYfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Tax Free Bond Fund

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     27

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

 28   MainStay Tax Free Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's underperformance when compared over several time periods with funds concluded by Trustees to be peers of the Fund, and the Manager's and Subadvisor's agreement to monitor performance closely in consultation with the Board.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from econo-

                                                    www.MAINSTAYfunds.com     29
mies of scale arising from the growth of Fund assets. The Trustees acknowledged that the Fund had not yet reached the asset level at which breakpoints would reduce the contractual management fee to which the Fund is subject. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses and received information about potential effects on the Manager were it to subsidize certain portions of the transfer agency fees of the other series of the Trust.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

 30   MainStay Tax Free Bond Fund

FEDERAL INCOME TAX INFORMATION--UNAUDITED

For Federal individual income tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended October 31, 2005 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under section 103 (a) of the Internal Revenue Code.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

                                                    www.MAINSTAYfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

 32   MainStay Tax Free Bond Fund

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

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)
------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO8032         (RECYCLE LOGO)       MS475-05                   MST11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Total Return Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          21
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 26
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       32

Trustees and Officers                                                         33
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     36
--------------------------------------------------------------------------------

Federal Income Tax Information                                                38
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          38
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        38
--------------------------------------------------------------------------------

MainStay Funds                                                                39

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        2.47%  -3.42%  5.57%
Excluding sales charges   8.43   -2.32   6.17

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
10/31/95                                        9450                  10000                  10000                  10000
                                               10734                  11547                  11591                  12410
                                               12707                  14058                  14190                  16394
                                               14550                  16736                  16483                  20000
                                               17520                  20084                  18980                  25134
                                               19331                  21924                  20616                  26665
                                               15246                  17319                  18283                  20024
                                               13366                  15674                  17135                  16999
                                               15238                  18044                  19773                  20535
                                               15855                  18825                  21327                  22470
10/31/05                                       17192                  19920                  22769                  24429

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.66%  -3.36%  5.45%
Excluding sales charges  7.66   -3.04   5.45

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11310                  11547                  11591                  12410
                                               13328                  14058                  14190                  16394
                                               15139                  16736                  16483                  20000
                                               18098                  20084                  18980                  25134
                                               19843                  21924                  20616                  26665
                                               15540                  17319                  18283                  20024
                                               13512                  15674                  17135                  16999
                                               15293                  18044                  19773                  20535
                                               15792                  18825                  21327                  22470
10/31/05                                       17002                  19920                  22769                  24429

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       6.60%  -3.05%   5.45%
Excluding sales charges  7.60   -3.05    5.45

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11310                  11547                  11591                  12410
                                               13328                  14058                  14190                  16394
                                               15139                  16736                  16483                  20000
                                               18098                  20084                  18980                  25134
                                               19843                  21924                  20616                  26665
                                               15540                  17319                  18283                  20024
                                               13512                  15674                  17135                  16999
                                               15293                  18044                  19773                  20535
                                               15792                  18825                  21327                  22470
10/31/05                                       16993                  19920                  22769                  24429

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (12/19/97) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98), and 12/31/03 (for Class I, first offered 1/2/04), performance of Class A, C and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Total Return Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         9.51%  -1.93%  6.59%

(PERFORMANCE GRAPH)

                                           MAINSTAY TOTAL      TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------      -------------------     -----------------        -------------
10/31/95                                       10000                  10000                  10000                  10000
                                               11424                  11547                  11591                  12410
                                               13600                  14058                  14190                  16394
                                               15606                  16736                  16483                  20000
                                               18842                  20084                  18980                  25134
                                               20864                  21924                  20616                  26665
                                               16505                  17319                  18283                  20024
                                               14490                  15674                  17135                  16999
                                               16574                  18044                  19773                  20535
                                               17283                  18825                  21327                  22470
10/31/05                                       18927                  19920                  22769                  24429

                                                          ONE      FIVE     TEN
BENCHMARK PERFORMANCE                                     YEAR    YEARS    YEARS
---------------------------------------------------------------------------------

Total Return Growth Composite Index(1)                    5.82%   -1.90%    7.13%
Total Return Core Composite Index(2)                      6.76     2.01     8.58
S&P 500(R) Index(3)                                       8.72    -1.74     9.34
Average Lipper balanced fund(4)                           6.81     1.80     7.28

1. The Total Return Growth Composite Index is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $150 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, Mortgage-Back Securities, and Asset-Backed Securities Indices. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly into an index.
2. The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. See footnote 1 for more information about the Lehman Brothers(R) Aggregate Bond Index. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Total Return Core Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,057.55           $ 6.17            $1,019.05             $6.06
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,053.70           $10.04            $1,015.30             $9.85
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,053.10           $10.04            $1,015.30             $9.85
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,066.10           $ 4.48            $1,020.70             $4.38
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.19% for Class A and 1.94%, for Class B and Class C, and 0.86% for Class I) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

 6   MainStay Total Return Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Common Stocks                                                                70.8
U.S. Government & Federal Agencies                                                18.2
Short-Term Investments (collateral from securities lending                        13.3
  is 5.4%)
U.S. Corporate Bonds                                                               5.0
Asset- and Mortgage-Backed Securities                                              2.5
Foreign Bonds                                                                      1.1
Convertible Preferred Stocks                                                       0.4
Purchased Put Options                                                              0.2
Loan Assignments & Participations                                                  0.2
Municipal Bonds                                                                    0.1
Yankee Bonds                                                                       0.1
Preferred Stock                                                                    0.1
Convertible Bonds                                                                  0.0*
Liabilities in Excess of Cash and Other Assets                                   (12.0)

* Less than one-tenth of one percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 12/1/20 TBA
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 6.00%, due 12/1/35 TBA
 3.  Transocean, Inc.
 4.  ENSCO International, Inc.
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 12/1/35 TBA
 6.  Citigroup, Inc.
 7.  Pride International, Inc.
 8.  Rowan Cos., Inc.
 9.  Motorola, Inc.
10.  Sprint Nextel Corp.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl, Edmund C. Spelman, Richard A. Rosen, Gary Goodenough, and Christopher Harms of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests a minimum of 30% of its assets in U.S. equity securities and a minimum of 30% in U.S. debt securities. In implementing this investment strategy, about half of the equity portion of the Fund's portfolio is invested in growth-oriented stocks and about half in stocks that the Fund believes to be undervalued. In addition to holding investment-grade bonds, the bond portion of the Fund's portfolio may purchase high-yield bonds and other debt securities rated below investment grade that we believe may provide capital appreciation in addition to income. The stock and bond portions of the Fund's portfolio may both take a flexible approach by investing in a variety of securities, industries, and issues.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

During the 12 months ended October 31, 2005, stocks generally advanced, with value stocks outperforming growth stocks at all capitalization levels. Arguably the biggest factor influencing the equity market during the reporting period was the substantial rise in the price of crude oil, which continued an upward trend that began in the previous year. Major hurricanes affected supply-and-demand dynamics by damaging oil rigs and petrochemical plants. The price of gasoline rose to more than $3 a gallon, which threatened to slow consumer spending. Despite these setbacks, recent gross-domestic-product data suggest that the overall economy has remained resilient. On the geopolitical front, negative headlines about progress in Iraq also weighed heavily on investors' minds throughout the reporting period.

WHAT MAJOR DECISIONS AFFECTED PERFORMANCE IN THE EQUITY PORTION OF THE FUND'S PORTFOLIO?

The Fund invests in growth and value stocks. The growth-equity component of the Fund's portfolio benefited from effective health care stock selection and from overweighted positions in energy and consumer discretionary stocks. Energy stocks also made positive contributions in value-equity component of the Fund's portfolio. Value-oriented financial holdings showed strength, while growth-oriented financial stocks were neutral. In the growth-equity component, industrial stocks detracted from performance. And while the Fund owned no telecommunication services growth stocks, the equity portion of the Fund's portfolio did well with its value holdings in the sector.

WHICH INDIVIDUAL STOCKS PROVIDED STRONG PERFORMANCE DURING THE REPORTING PERIOD?

Among the Fund's growth equities, strong performers included coal provider Peabody Energy, which rose on strong demand; Apple Computer, which advanced on the popularity of the iPod; pharmacy benefit manager Caremark Rx, which generated higher earnings; UnitedHealth Group, which saw strong demand and pricing power in the health services sector; and biotechnology company Genentech, which advanced on strong earnings and a dynamic new product pipeline.

Among the Fund's value stocks, energy-related holdings Transocean, Pride International, ENSCO International, and Rowan all advanced on higher energy prices and strong demand. We trimmed several of these positions as the stocks approached our price targets. Among value-oriented financial stocks, operating improvements at Prudential Financial led to excellent returns, and the Fund saw strong results from Hartford Financial Securities Group, St. Paul Travelers, and AFLAC. During the reporting period Motorola, Texas Instruments, Kroger, and Cadbury Schweppes were among the Fund's other strong value holdings.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

In the Fund's growth-equity component, Maxim Integrated Products, an integrated-circuit manufacturer, declined on heightened competition and a shift in the company's product focus. Internet-auction giant eBay fell on slowing growth in European markets and softening volume in the United States. Shares of Brunswick, known for its boats, marine engines, and equipment for fitness, billiards, and bowling, fell when the company lowered earnings estimates. Harman International Industries, whose audio product sales are tied to automotive markets, provided disappointing earnings guidance and faced competitive challenges. Motorcycle manufacturer Harley-Davidson lowered production guidance for the first time in the company's history. Sales, earnings, and profit projections were also adjusted, which took a toll on the company's shares.


High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

 8   MainStay Total Return Fund

Among the Fund's value stocks, The Gap's shares declined when the fall season got off to a slower-than-expected start. Pharmaceutical giant Pfizer suffered from pending generic-drug litigation and weaker-than-expected guidance for 2006. Nevertheless, we like the stock and have hedged nearly all of the Fund's position using protective put contracts to limit downside exposure. Aluminum manufacturer Alcoa faced contracting margins, and glass manufacturer Owens-Illinois was hurt by higher costs. We sold the Fund's entire positions in these stocks. Verizon Communications faced stronger competition but continued to provide a high dividend yield. We used the stock's lower valuation to add to the Fund's position late in the reporting period.

WERE THERE ANY OTHER SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In the spring of 2005, we sold the Fund's entire positions in several growth-oriented technology stocks, including Applied Materials, KLA Tencor, Cisco Systems, and Hewlett-Packard, and we redeployed the proceeds in other information technology names, including Corning, EMC, Apple Computer, Intel, and Texas Instruments.

In the value-equity component, we purchased Molson Coors Brewing but later sold the position when the company was unable to overcome merger-integration difficulties and the price continued to decline. Although we bought shares of printer manufacturer Lexmark at a price that we felt was low, operating problems and inventory issues led us to sell the Fund's position at a loss in late October.

WHAT ECONOMIC FORCES AFFECTED THE BOND MARKET DURING THE REPORTING PERIOD?

Debate over the lasting effects of higher energy costs continued, with aggregate demand and inflation among the key concerns. Noting that "higher energy and other costs have the potential to add to inflation pressures," the Federal Open Market Committee raised the targeted federal funds rate to 3.75% on September 20, 2005. The move was the FOMC's eighth 25-basis-point increase during the 12-month reporting period. (A basis point is one-hundredth of a percentage point.)

HOW DID THE TREASURY YIELD CURVE CHANGE DURING THE REPORTING PERIOD?

From October 29, 2004, to October 31, 2005, the two-year Treasury yield advanced from 2.56% to 4.38%. Over the same period, five-year Treasury yields increased from 3.29% to 4.45% and 10-year Treasury yields rose from 4.03% to 4.56%. On the other hand, 30-year Treasury yields, declined from 4.79% to 4.75%.(1) Strong inflows from Asian central banks helped support prices among longer-dated Treasurys and resulted in a substantial flattening of the yield curve during the reporting period. We have positioned the bond portion of the Fund to take advantage of this flattening trend.

WHAT ELSE DID YOU DO TO POSITION THE BOND PORTION OF THE FUND IN THIS
ENVIRONMENT?

During the 12-month reporting period, the bond portion of the Fund sought to benefit from the yield advantages of positions in moderate- and lower-quality securities. Specifically, we sought exposure to issuers in oil-rich emerging economies. We also used rigorous credit analysis to help reduce the chances that the bond portion of the Fund's portfolio would fall prey to negative credit events.

We positioned the bond portion of the Fund's portfolio quite differently than we did a year ago, when we were seeking credit risk to increase incremental returns. The new positioning sought a better balance between interest-rate risk and credit risk, particularly since compensation for taking on additional credit risk remained modest.

HOW HAS THE MAKEUP OF THE BOND PORTION OF THE FUND'S PORTFOLIO CHANGED DURING THE REPORTING PERIOD?

During the reporting period, the bond portion of the Fund reduced its allocation to investment-grade and high-yield corporate bonds to acknowledge their relatively low yields. The proceeds were split among Treasurys, agency debentures, mortgage-backed securities, and cash equivalents.

HOW WAS THE BOND PORTION OF THE FUND INVESTED AT THE END OF THE REPORTING
PERIOD?

As of October 31, 2005, we positioned the bond portion of the Fund's portfolio with a larger-than-usual cash position. The cash was needed to balance the Fund's longer-duration securities, which reflected our yield-curve flattening bias. In addition, the duration of the bond portion of the Fund's portfolio was close to--but slightly shorter than--the duration of the Lehman Brothers(R) Aggregate Bond Index. With a shorter duration, the Fund should be less sensitive than the Index to changes in interest rates. (The Lehman Brothers(R) Aggregate Bond Index is the bond component of the Fund's custom benchmark.)

1. Source: Bloomberg -- Historical yield curve data.

                                                     www.MAINSTAYfunds.com     9

At the end of October, the bond portion of the Fund's portfolio was overweighted relative to the Lehman Brothers Aggregate Bond Index in high-yield corporate bonds, asset-backed securities, mortgage-backed securities, and cash equivalents. The bond portion of the Fund was underweighted relative to the Index in Treasurys, investment-grade corporate bonds, and agency debentures.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Total Return Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (27.2%)+
ASSET-BACKED SECURITIES (1.0%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.6%)
BMW Vehicle Owner Trust
  Series 2003-A, Class A3
  1.94%, due 2/25/07                                $    67,446   $     67,327
Harley-Davidson Motorcycle Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                                 2,675,000      2,586,886
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                 1,593,040      1,579,913
                                                                  ------------
                                                                     4,234,126
                                                                  ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                 1,600,000      1,644,660
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                    910,000        914,038
                                                                  ------------

ELECTRIC (0.1%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                     125,196        144,601
Public Service New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1, Class A
  4.58%, due 2/1/10                                     973,105        971,120
                                                                  ------------
                                                                     1,115,721
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.0%)++
Vanderbilt Mortgage Finance Series 1999-B, Class
  1A4
  6.545%, due 4/7/18                                    143,575        144,193
                                                                  ------------
Total Asset-Backed Securities
  (Cost $8,141,850)                                                  8,052,738
                                                                  ------------

CONVERTIBLE BONDS (0.0%)++
------------------------------------------------------------------------------
HEALTH CARE--SERVICES (0.0%)++
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21                            100,000         73,750
Lincare Holdings, Inc.
  3.00%, due 6/15/33 (a)                                 45,000         45,169
  3.00%, due 6/15/33                                    115,000        115,431
                                                                  ------------
Total Convertible Bonds
  (Cost $235,931)                                                      234,350
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (5.0%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
  8.875%, due 4/1/08                                $    95,000   $     97,375
United Technologies Corp.
  5.40%, due 5/1/35                                     655,000        636,655
                                                                  ------------
                                                                       734,030
                                                                  ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (b)                                40,000          7,100
  10.375%, due 12/15/22 (b)                             100,000         17,500
Southwest Airlines Co.
  5.125%, due 3/1/17                                    800,000        735,572
                                                                  ------------
                                                                       760,172
                                                                  ------------
AUTO PARTS & EQUIPMENT (0.0%)++
Collins & Aikman Products Co.
  12.875%, due 8/15/12 (a)(b)                            90,000         10,800
Goodyear Tire & Rubber Co. (The)
  12.75%, due 3/1/11 (a)                                 80,000         88,400
                                                                  ------------
                                                                        99,200
                                                                  ------------
AUTOMOBILES (0.2%)
DaimlerChrysler N.A.
  Holding Corp.
  6.50%, due 11/15/13                                 1,170,000      1,212,856
                                                                  ------------

CHEMICALS (0.3%)
Cargill, Inc.
  5.00%, due 11/15/13 (a)                             1,630,000      1,602,489
Equistar Chemicals, L.P.
  7.55%, due 2/15/26 (c)                                 90,000         85,387
Lyondell Chemical Co.
  9.50%, due 12/15/08                                   255,000        267,112
  10.50%, due 6/1/13                                    260,000        294,775

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Millennium America, Inc.
  7.625%, due 11/15/26                              $   110,000   $    103,675
Terra Capital, Inc.
  12.875%, due 10/15/08                                  60,000         70,800
                                                                  ------------
                                                                     2,424,238
                                                                  ------------
COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                     55,000         50,325
  8.525%, due 8/15/13 (a)(c)(d)                          10,000         10,250
  10.25%, due 8/15/15 (a)                                50,000         49,562
                                                                  ------------
                                                                       110,137
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (1.4%)
American Real Estate
  Partners, L.P.
  8.125%, due 6/1/12                                     95,000         97,612
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                  1,080,000      1,060,766
Citigroup, Inc.
  5.00%, due 9/15/14                                  1,115,000      1,091,907
FGIC Corp.
  6.00%, due 1/15/34 (a)                                830,000        831,692
General Motors
  Acceptance Corp.
  5.625%, due 5/15/09                                    50,000         47,277
  6.75%, due 12/1/14 (c)                                 45,000         43,031
  8.00%, due 11/1/31 (c)                                115,000        118,719
Goldman Sachs Group, Inc. (The)
  6.345%, due 2/15/34                                    40,000         40,111
Goldman Sachs Group, L.P.
  5.00%, due 10/1/14                                  1,585,000      1,536,458
HSBC Finance Corp.
  4.125%, due 11/16/09                                1,165,000      1,125,209
  4.75%, due 4/15/10                                    760,000        750,292
  5.00%, due 6/30/15                                  1,325,000      1,276,431
J Paul Getty Trust
  Series 2003
  5.875%, due 10/1/33                                   755,000        765,972
Morgan Stanley
  3.625%, due 4/1/08                                    740,000        718,973
OMX Timber Finance Investments LLC
  Series 1
  5.42%, due 1/29/20 (a)                                350,000        346,629
Rainbow National Services LLC
  8.75%, due 9/1/12 (a)                                  75,000         78,750
Residential Capital Corp.
  6.375%, due 6/30/10 (a)                               740,000        751,651
                                                                  ------------
                                                                    10,681,480
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
MCI, Inc.
  6.908%, due 5/1/07                                    401,000        405,010
Qwest Corp.
  7.125%, due 11/15/43                                   20,000         17,100
                                                                  ------------
                                                                       422,110
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC (0.3%)
AES Corp. (The)
  9.00%, due 5/15/15 (a)                            $   255,000   $    276,675
Calpine Corp.
  8.50%, due 7/15/10 (a)(c)                              63,000         44,100
Kiowa Power Partners LLC Series B
  5.737%, due 3/30/21 (a)                               780,000        772,052
NiSource Finance Corp.
  5.45%, due 9/15/20                                    420,000        401,681
Tenaska Virginia Partners, LP
  6.119%, due 3/30/24 (a)                               496,402        511,344
                                                                  ------------
                                                                     2,005,852
                                                                  ------------
ELECTRIC UTILITIES (0.1%)
PSE&G Power LLC
  6.875%, due 4/15/06                                   890,000        898,324
                                                                  ------------

ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                    970,000      1,023,403
                                                                  ------------

ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
  6.75%, due 8/15/14                                    125,000        129,062
                                                                  ------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                                    50,000         48,875
                                                                  ------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Ameripath, Inc.
  10.50%, due 4/1/13                                     50,000         52,000
HCA, Inc.
  8.75%, due 9/1/10                                     135,000        147,703
Quest Diagnostics, Inc.
  5.45%, due 11/1/15 (a)                                310,000        309,054
                                                                  ------------
                                                                       508,757
                                                                  ------------
HOME BUILDERS (0.1%)
Beazer Homes USA, Inc.
  6.875%, due 7/15/15 (c)                               450,000        412,875
                                                                  ------------

 12   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.0%)++
Starwood Hotel & Resorts
  7.375%, due 11/15/15                              $    60,000   $     63,600
                                                                  ------------

INSURANCE (0.1%)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                   60,000         64,200
Fund American Cos., Inc. 5.875%, due 5/15/13            960,000        953,102
                                                                  ------------
                                                                     1,017,302
                                                                  ------------
IRON & STEEL (0.0%)++
United States Steel Corp.
  9.75%, due 5/15/10                                    100,000        109,000
                                                                  ------------

LODGING (0.0%)++
MGM Mirage, Inc.
  8.50%, due 9/15/10                                    115,000        123,337
                                                                  ------------

MEDIA (0.3%)
Clear Channel
  Communications, Inc.
  5.50%, due 9/15/14                                    800,000        751,322
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     75,000         77,625
Reed Elsevier Capital, Inc.
  4.625%, due 6/15/12                                   540,000        518,004
Time Warner Entertainment Co., L.P.
  8.375%, due 3/15/23                                    10,000         11,754
  10.15%, due 5/1/12                                    765,000        943,471
Ziff Davis Media, Inc.
  9.69%, due 5/1/12 (d)                                  70,000         68,250
                                                                  ------------
                                                                     2,370,426
                                                                  ------------
OIL & GAS (0.2%)
Enterprise Products
  Operating, L.P.
  Series B
  6.65%, due 10/15/34                                   720,000        720,886
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                                625,000        664,844
Pride International, Inc.
  7.375%, due 7/15/14                                    35,000         37,712
                                                                  ------------
                                                                     1,423,442
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                $    65,000   $     66,625
Owens-Illinois, Inc.
  8.10%, due 5/15/07 (c)                                 65,000         65,975
                                                                  ------------
                                                                       132,600
                                                                  ------------
PAPER & FOREST PRODUCTS (0.0%)++
Georgia-Pacific Corp.
  8.875%, due 2/1/10                                     35,000         38,325
  9.375%, due 2/1/13                                    160,000        176,400
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     65,000         50,700
                                                                  ------------
                                                                       265,425
                                                                  ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc. (The)
  5.75%, due 10/15/33                                   963,000        968,313
                                                                  ------------

PHARMACEUTICALS (0.2%)
Eli Lilly & Co.
  6.77%, due 1/1/36                                     275,000        323,296
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                  1,180,000      1,278,011
                                                                  ------------
                                                                     1,601,307
                                                                  ------------
PIPELINES (0.2%)
ANR Pipeline Co.
  9.625%, due 11/1/21                                    55,000         66,628
El Paso Production Holding Co.
  7.75%, due 6/1/13                                      75,000         77,250
Energy Transfer Partners, L.P.
  5.95%, due 2/1/15                                     805,000        784,841
Pacific Energy Partners, L.P.
  7.125%, due 6/15/14                                    50,000         52,000
Williams Cos., Inc.
  7.875%, due 9/1/21                                     95,000        102,481
                                                                  ------------
                                                                     1,083,200
                                                                  ------------
REAL ESTATE (0.1%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                    134,000        146,730
iStar Financial, Inc.
  6.50%, due 12/15/13                                   700,000        709,073
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                      75,000         75,375
                                                                  ------------
                                                                       931,178
                                                                  ------------
RETAIL (0.6%)
CVS Corp.
  5.298%, due 1/11/27 (a)                               638,293        616,349
  5.789%, due 1/10/26 (a)                               330,185        331,634

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
RETAIL (CONTINUED)
Dayton Hudson Co.
  8.60%, due 1/15/12                                $   675,000   $    796,546
Kohl's Corp.
  6.00%, due 1/15/33                                  1,690,000      1,611,572
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                     60,000         49,500
Wal-Mart Stores, Inc.
  4.50%, due 7/1/15                                      50,000         47,523
  5.25%, due 9/1/35                                   1,095,000      1,027,608
                                                                  ------------
                                                                     4,480,732
                                                                  ------------
SEMICONDUCTORS (0.1%)
MagnaChip Semiconductor S.A.
  7.12%, due 12/15/11 (d)                               225,000        221,063
  8.00%, due 12/15/14                                   180,000        164,700
                                                                  ------------
                                                                       385,763
                                                                  ------------
SOFTWARE (0.0%)++
Computer Associates International, Inc.
  4.75%, due 12/1/09 (a)                                225,000        218,502
                                                                  ------------

TELECOMMUNICATIONS (0.2%)
Ameritech Capital Funding Corp.
  6.25%, due 5/18/09                                    320,000        330,164
Dobson Cellular Systems
  8.375%, due 11/1/11                                    35,000         36,488
  9.00%, due 11/1/11 (d)                                 35,000         36,313
PanAmSat Corp.
  9.00%, due 8/15/14                                     37,000         38,943
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (c)                                 70,000         68,075
Qwest Corp.
  7.25%, due 9/15/25                                     45,000         42,525
  8.875%, due 3/15/12                                    30,000         32,925
Qwest Services Corp.
  13.50%, due 12/15/10                                   60,000         68,550
SBC Communications, Inc.
  4.125%, due 9/15/09                                   615,000        592,141
Triton PCS, Inc.
  8.50%, due 6/1/13 (c)                                  45,000         42,075
                                                                  ------------
                                                                     1,288,199
                                                                  ------------
TEXTILES (0.0%)++
Invista
  9.25%, due 5/1/12 (a)                                  80,000         85,900
                                                                  ------------

TRANSPORTATION (0.0%)++
Gulfmark Offshore, Inc.
  7.75%, due 7/15/14                                     50,000         52,500
                                                                  ------------
Total Corporate Bonds
  (Cost $38,614,928)                                                38,072,097
                                                                  ------------

FOREIGN BONDS (1.1%)
------------------------------------------------------------------------------
BEVERAGES (0.1%)
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                   430,000        427,769
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (0.0%)++
Tengizchevroil Finance Co.
  6.124%, due 11/15/14 (a)                          $   350,000   $    350,875
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                   750,000        733,768
  5.50%, due 1/27/15                                    330,000        317,969
                                                                  ------------
                                                                     1,051,737
                                                                  ------------
ELECTRIC UTILITIES (0.1%)
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (a)                               625,000        620,574
                                                                  ------------

FOREIGN SOVEREIGN (0.1%)
United Mexican States
  8.125%, due 12/30/19                                  495,000        592,020
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Royal Caribbean Cruises, Ltd. 6.875%, due 12/1/13       500,000        517,500
                                                                  ------------

INDUSTRIAL CONGLOMERATES (0.0%)++
Stena AB
  9.625%, due 12/1/12                                    45,000         48,600
                                                                  ------------

INSURANCE (0.0%)++
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (a)                                340,000        333,298
                                                                  ------------

MEDIA (0.2%)
BSKYB Finance UK PLC
  5.625%, due 10/15/15 (a)                              755,000        743,467
  6.50%, due 10/15/35 (a)                               375,000        368,432
CanWest Media, Inc.
  8.00%, due 9/15/12                                    105,000        109,988
                                                                  ------------
                                                                     1,221,887
                                                                  ------------

 14   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
METALS & MINING (0.2%)
Alcan, Inc.
  5.00%, due 6/1/15                                 $   670,000   $    642,397
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (a)                             1,000,000      1,002,583
                                                                  ------------
                                                                     1,644,980
                                                                  ------------
PACKAGING & CONTAINERS (0.0%)++
Crown European Holdings S.A.
  10.875%, due 3/1/13                                   130,000        153,075
                                                                  ------------
REGIONAL GOVERNMENT (0.2%)
Province of Quebec
  5.00%, due 7/17/09                                  1,720,000      1,731,601
                                                                  ------------
TELECOMMUNICATIONS (0.0%)++
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                                    65,000         66,950
                                                                  ------------
Total Foreign Bonds
  (Cost $8,791,648)                                                  8,760,866
                                                                  ------------
MORTGAGE-BACKED SECURITIES (1.5%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.5%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A1
  4.907%, due 5/11/35                                   305,962        305,915
  Series 2005-5, Class A2
  5.001%, due 9/10/10                                 1,175,000      1,166,155
Citigroup Commercial
  Mortgage Trust
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                1,110,000      1,068,162
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2005-C1, Class A4
  5.225%, due 9/15/20                                   890,000        890,231
LB-UBS Commercial
  Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                 1,555,000      1,474,809
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                1,364,334      1,329,241
  Series 2005-C7, Class A4
  5.197%, due 11/15/30                                  925,000        920,088


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS (CONTINUED)
Merrill Lynch Mortgage Trust Series 2004-MKB1,
  Class A1
  3.563%, due 2/12/42                               $ 1,229,324   $  1,197,059
  Series 2004-BPC1, Class A5
  4.855%, due 10/12/41                                2,240,000      2,170,818
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38                                    863,519        837,157
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                                   479,975        467,397
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $12,116,466)                                                11,827,032
                                                                  ------------

MUNICIPAL BOND (0.1%)
------------------------------------------------------------------------------
UNITED STATES (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (d)                                660,000        659,960
                                                                  ------------
Total Municipal Bond
  (Cost $660,000)                                                      659,960
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (18.2%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE PASS-THROUGH SECURITIES)
  (0.9%)
  3.00%, due 8/1/10 (e)                                 674,250        638,072
  4.338%, due 3/1/35 (d)                              2,037,795      2,001,322
  5.00%, due 8/1/33 (e)                               1,819,034      1,756,624
  5.00%, due 11/1/35 TBA (f)                          1,125,000      1,082,109
  5.50%, due 12/1/35 TBA (f)                          1,685,000      1,660,778
                                                                  ------------
                                                                     7,138,905
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.6%)
  4.00%, due 9/2/08 (c)                               3,500,000      3,428,499
  4.625%, due 5/1/13                                  5,715,000      5,516,518
  4.75%, due 1/2/07                                   5,760,000      5,766,538
  5.125%, due 1/2/14                                    810,000        805,131
  5.25%, due 8/1/12                                   2,425,000      2,442,943
  5.50%, due 5/2/06                                   5,945,000      5,976,859
  6.25%, due 2/1/11                                   7,165,000      7,548,908
  6.625%, due 9/15/09                                 3,845,000      4,096,994
                                                                  ------------
                                                                    35,582,390
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (COLLATERALIZED MORTGAGE OBLIGATION)
  (0.1%)
  Series 1998-M6, Class A2
  6.32%, due 8/15/08                                    713,579        733,917
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (9.3%)
  4.50%, due 4/1/18 (e)                             $ 1,511,170   $  1,463,854
  4.50%, due 7/1/18 (e)                               5,448,202      5,277,614
  4.50%, due 11/1/18 (e)                              6,883,194      6,667,675
  5.00%, due 12/1/35 TBA (f)                          4,130,000      3,969,963

V    5.50%, due 12/1/20 TBA (f)                      16,340,000     16,426,798
  5.50%, due 11/1/33 (e)                              2,140,945      2,115,497
  5.50%, due 12/1/33 (e)                              1,813,768      1,792,209

V    5.50%, due 12/1/35 TBA (f)                      12,930,000     12,736,050

V    6.00%, due 12/1/35 TBA (f)                      15,700,000     15,812,852
  6.50%, due 6/1/31 (e)                                 918,466        944,585
  6.50%, due 8/1/31 (e)                                 747,368        768,621
  6.50%, due 10/1/31 (e)                                440,613        453,143
  7.00%, due 2/1/32 (e)                                 946,185        989,830
  7.50%, due 8/1/31 (e)                               1,764,872      1,863,748
                                                                  ------------
                                                                    71,282,439
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.9%)
  6.00%, due 4/15/29 (e)                              1,774,944      1,808,871
  6.00%, due 8/15/32 (e)                              2,805,469      2,855,578
  7.50%, due 12/15/23                                   239,133        254,931
  7.50%, due 11/15/28 (e)                               558,709        592,728
  7.50%, due 12/15/28 (e)                             1,171,002      1,242,862
                                                                  ------------
                                                                     6,754,970
                                                                  ------------
UNITED STATES TREASURY BONDS (1.2%)
  6.00%, due 2/15/26                                  2,430,000      2,793,550
  6.25%, due 8/15/23                                  1,870,000      2,182,421
  6.25%, due 5/15/30                                  3,075,000      3,715,464
  8.75%, due 8/15/20                                      2,000          2,830
                                                                  ------------
                                                                     8,694,265
                                                                  ------------
UNITED STATES TREASURY NOTES (1.2%)
  3.375%, due 2/15/08 (c)                             8,815,000      8,618,038
  3.875%, due 9/15/10                                   830,000        808,277
  4.375%, due 5/15/07                                     1,000          1,000
                                                                  ------------
                                                                     9,427,315
                                                                  ------------
Total U.S. Government & Federal Agencies (Cost
  $141,317,042)                                                    139,614,201
                                                                  ------------
LOAN ASSIGNMENTS & PARTICIPATIONS (0.2%)
------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.1%)
Goodyear Tire & Rubber Co. (The)
  7.06%, due 4/30/10 (d)(g)                             265,000        267,043
                                                                  ------------

REAL ESTATE (0.1%)
LNR Property Corp.
  Series B
  6.73%, due 2/3/08 (d)(g)                              979,970        984,870
                                                                  ------------
Total Loan Assignments & Participations
  (Cost $1,244,970)                                                  1,251,913
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (0.1%) (H)
------------------------------------------------------------------------------
INSURANCE (0.1%)
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18 (c)                           $    25,000   $     20,369
  7.75%, due 4/26/12 (c)                                 65,000         59,803
  8.30%, due 4/15/26 (c)                                 25,000         20,720
Montpelier Re Holdings, Ltd.
  6.125%, due 8/15/13                                   391,000        383,236
                                                                  ------------
                                                                       484,128
                                                                  ------------
OIL & GAS SERVICES (0.0%)++
Petroleum Geo-Services ASA
  10.00%, due 11/5/10                                    90,000         99,450
                                                                  ------------
Total Yankee Bonds
  (Cost $610,601)                                                      583,578
                                                                  ------------
Total Long-Term Bonds
  (Cost $211,733,436)                                              209,056,735
                                                                  ------------

                                                         SHARES


COMMON STOCKS (70.8%)
------------------------------------------------------------------------------
ADVERTISING (0.5%)
Omnicom Group, Inc.                                      47,200      3,915,712
                                                                  ------------

AEROSPACE & DEFENSE (2.4%)
L-3 Communications
  Holdings, Inc. (c)                                     63,400      4,933,788
Northrop Grumman Corp.                                   99,300      5,327,445
Raytheon Co.                                             82,300      3,040,985
United Technologies Corp.                                98,600      5,056,208
                                                                  ------------
                                                                    18,358,426
                                                                  ------------
APPAREL (1.4%)
Coach, Inc. (i)                                         176,300      5,673,334
NIKE, Inc. Class B                                       60,300      5,068,215
                                                                  ------------
                                                                    10,741,549
                                                                  ------------
BANKS (3.3%)
Bank of America Corp.                                   210,904      9,224,941
PNC Financial Services
  Group, Inc.                                            58,000      3,521,180
State Street Corp.                                       91,600      5,059,068

 16   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
BANKS (CONTINUED)
U.S. Bancorp                                            109,500   $  3,239,010
Wachovia Corp.                                           92,300      4,662,996
                                                                  ------------
                                                                    25,707,195
                                                                  ------------
BEVERAGES (0.4%)
PepsiCo, Inc.                                            55,000      3,249,400
                                                                  ------------

BIOTECHNOLOGY (1.3%)
Amgen, Inc. (i)                                          76,200      5,772,912
Genentech, Inc. (i)                                      48,700      4,412,220
                                                                  ------------
                                                                    10,185,132
                                                                  ------------
BUILDING MATERIALS (0.6%)
American Standard Cos., Inc.                            117,000      4,450,680
                                                                  ------------

CAPITAL MARKETS (0.1%)
Ameriprise Financial, Inc. (i)                           17,020        633,484
                                                                  ------------

CHEMICALS (0.9%)
Air Products & Chemicals, Inc.                           16,500        944,460
Praxair, Inc.                                           114,200      5,642,622
                                                                  ------------
                                                                     6,587,082
                                                                  ------------
COAL (0.5%)
Peabody Energy Corp.                                     52,200      4,079,952
                                                                  ------------

COMPUTERS (3.5%)
Apple Computer, Inc. (i)                                 98,400      5,666,856
Computer Sciences Corp. (i)                             117,800      6,037,250
Dell, Inc. (i)                                           92,000      2,932,960
EMC Corp. (i)                                           225,200      3,143,792
International Business
  Machines Corp.                                        106,100      8,687,468
Research In Motion, Ltd. (i)                             12,300        756,327
                                                                  ------------
                                                                    27,224,653
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (4.9%)
American Express Co.                                     84,700      4,215,519
Capital One Financial Corp.                              55,600      4,245,060

V  Citigroup, Inc.                                      275,400     12,607,812
Goldman Sachs Group, Inc. (The)                          31,600      3,993,292
JPMorgan Chase & Co.                                    133,544      4,890,381
Merrill Lynch & Co., Inc.                                76,200      4,933,188
Morgan Stanley                                           43,700      2,377,717
                                                                  ------------
                                                                    37,262,969
                                                                  ------------



                                                         SHARES          VALUE
ELECTRONICS (0.6%)
Fisher Scientific International, Inc. (i)                75,600   $  4,271,400
                                                                  ------------

FOOD (2.1%)
Cadbury Schweppes PLC ADR (j)                           149,300      5,925,717
General Mills, Inc. (c)                                 103,500      4,994,910
Kroger Co. (The) (i)                                    264,600      5,265,540
                                                                  ------------
                                                                    16,186,167
                                                                  ------------
HEALTH CARE--SERVICES (3.4%)
Coventry Health Care, Inc. (i)                           51,750      2,793,983
HCA, Inc. (c)                                            42,900      2,067,351
Quest Diagnostics, Inc.                                  90,700      4,236,597
UnitedHealth Group, Inc.                                158,700      9,187,143
WellPoint, Inc. (i)                                     101,100      7,550,148
                                                                  ------------
                                                                    25,835,222
                                                                  ------------
HOME BUILDERS (1.9%)
Centex Corp. (c)                                         72,900      4,691,115
D.R. Horton, Inc.                                       157,533      4,834,688
Lennar Corp. Class A (c)                                 86,100      4,785,438
                                                                  ------------
                                                                    14,311,241
                                                                  ------------
HOME FURNISHINGS (0.5%)
Harman International
  Industries, Inc.                                       36,700      3,664,862
                                                                  ------------

HOUSEHOLD PRODUCTS & WARES (0.7%)
Kimberly-Clark Corp.                                     97,900      5,564,636
                                                                  ------------

INSURANCE (3.2%)
AFLAC, Inc.                                              75,200      3,593,056
Allstate Corp. (The)                                     78,400      4,138,736
Hartford Financial Services Group, Inc. (The) (c)        58,000      4,625,500
PMI Group, Inc. (The)                                   119,400      4,761,672
Prudential Financial, Inc.                               53,200      3,872,428
St. Paul Travelers Cos., Inc. (The)                      82,061      3,695,207
                                                                  ------------
                                                                    24,686,599
                                                                  ------------
INTERNET (0.3%)
eBay, Inc. (i)                                           49,600      1,964,160
                                                                  ------------

LEISURE TIME (1.2%)
Brunswick Corp.                                          61,500      2,344,995
Carnival Corp.                                           57,200      2,841,124
Harley-Davidson, Inc. (c)                                87,600      4,338,828
                                                                  ------------
                                                                     9,524,947
                                                                  ------------
MEDIA (1.1%)
Gannett Co., Inc.                                        41,900      2,625,454
Time Warner, Inc.                                       342,800      6,112,124
                                                                  ------------
                                                                     8,737,578
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
MINING (1.4%)
Alcoa, Inc.                                             171,500   $  4,165,735
Inco, Ltd. (c)                                          157,500      6,334,650
                                                                  ------------
                                                                    10,500,385
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (2.4%)
3M Co.                                                   55,700      4,232,086
Danaher Corp. (c)                                        88,200      4,595,220
General Electric Co.                                    146,700      4,974,597
Illinois Tool Works, Inc.                                52,300      4,432,948
                                                                  ------------
                                                                    18,234,851
                                                                  ------------
OIL & GAS (7.6%)
ConocoPhillips                                           71,400      4,668,132

V  ENSCO International, Inc.                            282,300     12,870,057
Kerr-McGee Corp.                                         29,595      2,516,759
V  Pride International, Inc. (i)                        430,200     12,075,714

V  Rowan Cos., Inc.                                     363,700     11,998,463

V  Transocean, Inc. (i)                                 253,500     14,573,715
                                                                  ------------
                                                                    58,702,840
                                                                  ------------
OIL & GAS SERVICES (2.0%)
Baker Hughes, Inc.                                       90,500      4,973,880
BJ Services Co. (c)                                     162,600      5,650,350
Weatherford International, Ltd. (i)                      81,400      5,095,640
                                                                  ------------
                                                                    15,719,870
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (0.6%)
Apache Corp.                                             24,600      1,570,218
ExxonMobil Corp.                                         60,000      3,368,400
                                                                  ------------
                                                                     4,938,618
                                                                  ------------
PACKAGING & CONTAINERS (0.8%)
Owens-IIlinois, Inc. (i)                                335,400      6,386,016
                                                                  ------------

PHARMACEUTICALS (4.0%)
Bristol-Myers Squibb Co.                                113,900      2,411,263
Caremark Rx, Inc. (i)                                   116,900      6,125,560
Gilead Sciences, Inc. (i)                                91,400      4,318,650
Johnson & Johnson                                        78,200      4,896,884
Pfizer, Inc.                                            448,600      9,752,564
Teva Pharmaceutical Industries Ltd. ADR (c)(j)           19,200        731,904
Wyeth                                                    60,000      2,673,600
                                                                  ------------
                                                                    30,910,425
                                                                  ------------
RETAIL (5.0%)
Bed Bath & Beyond, Inc. (i)                             118,000      4,781,360
Best Buy Co., Inc.                                      105,250      4,658,365
CVS Corp.                                               136,900      3,341,729



                                                         SHARES          VALUE
RETAIL (CONTINUED)
Gap, Inc. (The) (c)                                     368,700   $  6,371,136
Kohl's Corp. (i)                                         95,600      4,601,228
Lowe's Cos., Inc.                                        80,700      4,904,139
Target Corp.                                             88,500      4,928,565
Walgreen Co.                                            106,100      4,820,123
                                                                  ------------
                                                                    38,406,645
                                                                  ------------
ROAD & RAIL (0.3%)
Norfolk Southern Corp.                                   53,100      2,134,620
                                                                  ------------

SAVINGS & LOANS (0.4%)
Washington Mutual, Inc.                                  73,200      2,898,720
                                                                  ------------

SEMICONDUCTORS (2.0%)
Analog Devices, Inc.                                     41,000      1,425,980
Intel Corp.                                             268,500      6,309,750
Linear Technology Corp. (c)                              85,600      2,842,776
Maxim Integrated Products, Inc.                          46,900      1,626,492
Texas Instruments, Inc.                                  99,300      2,835,015
                                                                  ------------
                                                                    15,040,013
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
National Semiconductor Corp.                             79,600      1,801,348
                                                                  ------------

SOFTWARE (0.9%)
BMC Software, Inc. (i)                                   74,300      1,455,537
Microsoft Corp.                                          63,600      1,634,520
Oracle Corp. (i)(c)                                     275,700      3,495,876
                                                                  ------------
                                                                     6,585,933
                                                                  ------------
SPECIALTY RETAIL (0.8%)
Home Depot, Inc. (The)                                   55,600      2,281,824
Wal-Mart Stores, Inc.                                    78,100      3,694,911
                                                                  ------------
                                                                     5,976,735
                                                                  ------------
TELECOMMUNICATIONS (7.0%)
Alltel Corp.                                             70,900      4,385,874
BellSouth Corp. (c)                                      97,200      2,529,144
Corning, Inc. (i)                                       298,600      5,998,874
Lucent Technologies, Inc. (i)                           788,700      2,247,795

V  Motorola, Inc.                                       501,500     11,113,240
Nokia Oyj ADR (j)                                       407,100      6,847,422
QUALCOMM, Inc.                                           49,600      1,972,096
SBC Communications, Inc.                                141,500      3,374,775

V  Sprint Nextel Corp.                                  429,800     10,018,638
Verizon Communications, Inc.                            165,100      5,202,301
                                                                  ------------
                                                                    53,690,159
                                                                  ------------
TRANSPORTATION (0.6%)
FedEx Corp.                                              51,500      4,734,395
                                                                  ------------
Total Common Stocks
  (Cost $466,220,927)                                              543,804,619
                                                                  ------------

 18   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (0.4%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Goldman Sachs Group, Inc. (The)
  Series BSKT 2.125% (i)                                 30,000   $  3,001,950
                                                                  ------------

SOFTWARE (0.0%)++
QuadraMed Corp.
  5.50% (a)(g)                                           10,700        208,650
                                                                  ------------
Total Convertible
  Preferred Stocks
  (Cost $3,267,500)                                                  3,210,600
                                                                  ------------
PREFERRED STOCK (0.1%)
------------------------------------------------------------------------------
RETAIL (0.1%)
Sovereign Real Estate Investment Corp.
  12.00% (a)                                                100        144,250
                                                                  ------------
Total Preferred Stock
  (Cost $147,000)                                                      144,250
                                                                  ------------
                                                        NUMBER OF
                                                    CONTRACTS (N)
PURCHASED PUT OPTIONS (0.2%)
--------------------------------------------------------------------------------
PHARMACEUTICALS (0.2%)
Pfizer, Inc., Strike price $25.00 Expire 12/17/05          2,923       1,023,050
  Expire 1/21/06                                             828         314,640
                                                                    ------------
Total Purchased Put Options
  (Premium $385,072)                                                   1,337,690
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (13.3%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda
  Banken AB
  4.082%, due 2/22/06 (d)(k)                         $ 1,536,980       1,536,980
                                                                    ------------
Total Certificate of Deposit
  (Cost $1,536,980)                                                    1,536,980
                                                                    ------------


                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (7.3%)
American General Finance Corp.
  3.84%, due 11/15/05 (e)                           $ 7,000,000   $  6,989,547
  3.85%, due 11/9/05 (e)                              2,000,000      1,998,289
Compass Securitization
  3.993%, due 11/22/05 (k)                            1,097,843      1,097,843
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (k)                               658,706        658,706
General Electric Capital Corp.
  3.86%, due 11/9/05                                    665,000        664,430
Goldman Sachs Group, Inc. (The)
  3.98%, due 11/21/05 (e)                             1,900,000      1,895,799
ING US Funding LLC
  4.04%, due 12/27/05 (e)                             2,475,000      2,459,446
International Business
  Machines Corp.
  3.77%, due 11/9/05 (e)                              3,355,000      3,352,189
Merck & Co., Inc.
  3.74%, due 11/1/05                                  3,080,000      3,080,000
Merrill Lynch & Co., Inc.
  3.84%, due 11/14/05 (e)                             4,475,000      4,468,795
Metlife Funding, Inc.
  4.03%, due 1/18/06 (e)                              1,320,000      1,308,474
Morgan Stanley
  3.85%, due 11/7/05                                  5,640,000      5,636,381
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (k)                              651,772        651,772
Toyota Motor Credit Corp.
  3.81%, due 11/8/05                                  3,250,000      3,247,592
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                 10,000,000     10,000,000
Wells Fargo & Co.
  3.79%, due 11/7/05                                  8,640,000      8,634,542
                                                                  ------------
Total Commercial Paper
  (Cost $56,143,805)                                                56,143,805
                                                                  ------------
FEDERAL AGENCIES (0.9%)
Federal Home Loan Bank
  3.72%, due 11/2/05                                  4,000,000      3,999,587
Federal National Mortgage Association (Discount
  Note)
  3.73%, due 11/14/05                                 2,875,000      2,871,127
                                                                  ------------
Total Federal Agencies
  (Cost $6,870,714)                                                  6,870,714
                                                                  ------------

                                                         SHARES          VALUE

INVESTMENT COMPANY (1.3%)
BGI Institutional Money Market Fund (k)              10,012,681   $ 10,012,681
                                                                  ------------
Total Investment Company
  (Cost $10,012,681)                                                10,012,681
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT

TIME DEPOSITS (3.6%)
Bank of the West (The)
  4.02%, due 12/8/05 (k)                            $ 4,171,802      4,171,802

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    19


                                                                     VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
Barclays
  3.92%, due 12/5/05 (k)                            $ 1,756,548   $  1,756,548
  3.94%, due 11/28/05 (k)                             1,976,117      1,976,117
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (k)                              1,536,980      1,536,980
Deutsche Bank
  3.95%, due 12/2/05 (k)                              1,756,548      1,756,548
First Tennessee National Corp.
  3.88%, due 11/14/05 (k)                             1,756,548      1,756,548
Fortis Bank
  4.00%, due 12/12/05 (k)                             1,976,117      1,976,117
Halifax Bank of Scotland
  3.75%, due 11/1/05 (k)                              1,756,548      1,756,548
Keybank
  4.00%, due 11/1/05 (k)                              1,964,172      1,964,172
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (k)                             1,756,548      1,756,548
Societe Generale
  3.77%, due 11/1/05 (k)                              3,732,665      3,732,665
UBS AG
  4.01%, due 12/13/05 (k)                             1,756,548      1,756,548
Wells Fargo & Co.
  4.00%, due 11/25/05 (k)                             1,756,548      1,756,548
                                                                  ------------
Total Time Deposits
  (Cost $27,653,689)                                                27,653,689
                                                                  ------------
Total Short-Term Investments
  (Cost $102,217,869)                                              102,217,869
                                                                  ------------
Total Investments
  (Cost $783,971,804) (l)                                 112.0%  $859,771,763(m)
Liabilities in Excess of Cash and Other Assets            (12.0)   (91,822,410)
                                                    -----------   ------------
Net Assets                                                100.0%  $767,949,353
                                                    ===========   ============

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Issue in default.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Floating rate. Rate shown is the rate in effect at
     October 31, 2005.
(e)  Segregated, partially segregated or designated as
     collateral for TBA's.
(f)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement. The market value of these
     securities at October 31, 2005 is $51,688,550.
(g)  Restricted security. (See Note 7.)
(h)  Yankee Bond--dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  ADR--American Depositary Receipt.
(k)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(l)  The cost for federal income tax purposes is
     $788,755,283.
(m)  At October 31, 2005, net unrealized appreciation was
     $71,016,480 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $90,390,177 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $19,373,697.
(n)  One contract relates to 100 shares.

 20   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $783,971,804) including
  $40,365,398 market value of securities
  loaned                                        $859,771,763
Cash                                                  14,631
Receivables:
  Investment securities sold                       4,480,712
  Dividends and interest                           2,126,812
  Fund shares sold                                   164,255
Other assets                                          40,647
                                                -------------
    Total assets                                 866,598,820
                                                -------------
LIABILITIES:
Securities lending collateral                     41,611,671
Payables:
  Investment securities purchased                 53,976,787
  Fund shares redeemed                             1,159,578
  Transfer agent                                     661,350
  NYLIFE Distributors                                589,434
  Manager                                            355,263
  Custodian                                           12,899
Accrued expenses                                     282,485
                                                -------------
    Total liabilities                             98,649,467
                                                -------------
Net assets                                      $767,949,353
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     51,884
  Class B                                            351,423
  Class C                                              2,035
  Class I                                                  4
Additional paid-in capital                       665,252,898
Accumulated undistributed net investment
  income                                             662,525
Accumulated net realized gain on investments
  and foreign currency transactions               25,828,625
Net unrealized appreciation on investments        75,799,959
                                                -------------
Net assets                                      $767,949,353
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 98,179,722
                                                =============
Shares of beneficial interest outstanding          5,188,357
                                                =============
Net asset value per share outstanding           $      18.92
Maximum sales charge (5.50% of offering price)          1.10
                                                -------------
Maximum offering price per share outstanding    $      20.02
                                                =============
CLASS B
Net assets applicable to outstanding shares     $665,908,415
                                                =============
Shares of beneficial interest outstanding         35,142,317
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.95
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  3,853,750
                                                =============
Shares of beneficial interest outstanding            203,513
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.94
                                                =============
CLASS I
Net assets applicable to outstanding shares     $      7,466
                                                =============
Shares of beneficial interest outstanding                393
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.98
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    21

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $11,207,877
  Dividends (a)                                    7,674,685
  Income from securities loaned--net                  98,980
                                                 ------------
    Total income                                  18,981,542
                                                 ------------
EXPENSES:
  Distribution--Class B                            5,379,228
  Distribution--Class C                               31,657
  Manager                                          5,168,565
  Transfer agent--Classes A, B and C               2,805,350
  Transfer agent--Class I                                 12
  Distribution/Service--Class A                      266,595
  Service--Class B                                 1,793,076
  Service--Class C                                    10,552
  Shareholder communication                          221,863
  Professional                                       190,400
  Recordkeeping                                      109,476
  Custodian                                           88,618
  Trustees                                            59,395
  Registration                                        56,699
  Miscellaneous                                       59,015
                                                 ------------
    Total expenses before reimbursement           16,240,501
  Expense reimbursement from Manager                (975,313)
                                                 ------------
    Net expenses                                  15,265,188
                                                 ------------
Net investment income                              3,716,354
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN
CURRENCIES AND WRITTEN OPTIONS:
Net realized gain on:
  Security transactions                           30,768,385
  Written option transactions                          9,292
  Foreign currency transactions                        7,495
                                                 ------------
Net realized gain on investments, written
  options and foreign currency transactions       30,785,172
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                           29,581,320
  Translation of other assets and liabilities
    in foreign currencies                               (155)
                                                 ------------
Net change in unrealized appreciation on
  investments and foreign currency transactions   29,581,165
                                                 ------------
Net realized and unrealized gain on
  investments, foreign currencies and written
  options transactions                            60,366,337
                                                 ------------
Net increase in net assets resulting from
  operations                                     $64,082,691
                                                 ============

(a) Dividends recorded net of foreign withholding taxes of $66,010.

 22   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   3,716,354   $   2,730,893
 Net realized gain on investments,
  written options and foreign
  currency transactions                 30,785,172      46,152,950
 Net change in unrealized
  appreciation (depreciation) on
  investments, written options and
  foreign currency transactions         29,581,165     (16,753,089)
                                     -----------------------------
 Net increase in net assets
  resulting from operations             64,082,691      32,130,754
                                     -----------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (1,173,938)     (1,148,966)
   Class B                              (2,457,930)     (1,788,557)
   Class C                                 (14,284)        (10,693)
   Class I                                     (72)            (10)

 From net realized gain on investments:
   Class A                              (2,056,474)             --
   Class B                             (13,580,523)             --
   Class C                                 (77,668)             --
   Class I                                     (60)             --
                                     -----------------------------
 Total dividends and distributions
  to shareholders                      (19,360,949)     (2,948,226)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              15,772,768      20,764,539
   Class B                              22,024,368      32,973,201
   Class C                                 451,258         586,220
   Class I                                   4,799           3,106

                                              2005            2004

 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                           $   3,046,495   $   1,078,925
   Class B                              15,688,823       1,741,322
   Class C                                  88,351           9,944
   Class I                                      91               4
                                     -----------------------------
                                        57,076,953      57,157,261

 Cost of shares redeemed:
   Class A                             (42,412,842)    (49,094,585)
   Class B                            (160,092,924)   (138,738,732)
   Class C                              (1,443,584)     (1,053,024)
   Class I                                    (895)             --
                                     -----------------------------
                                      (203,950,245)   (188,886,341)
    Decrease in net assets derived
     from capital share
     transactions                     (146,873,292)   (131,729,080)
                                     -----------------------------
    Net decrease in net assets        (102,151,550)   (102,546,552)

NET ASSETS:
Beginning of year                      870,100,903     972,647,455
                                     -----------------------------
End of year                          $ 767,949,353   $ 870,100,903
                                     =============================
Accumulated undistributed net
 investment income at end of year    $     662,525   $     518,433
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                    CLASS A
                                --------------------------------------------------------------------------------
                                                           JANUARY 1,
                                                              2003*
                                     YEAR ENDED              THROUGH
                                     OCTOBER 31,           OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                 2005          2004           2003            2002          2001          2000
Net asset value at beginning
  of period                     $ 17.96      $  17.42       $  15.29        $  18.92      $  22.14      $  27.23
                                -------      --------      -----------      --------      --------      --------
Net investment income              0.21 (f)      0.17           0.16 (c)        0.27          0.34 (d)      0.38
Net realized and unrealized
  gain (loss) on investments       1.29          0.54           2.12           (3.62)        (2.99)(d)     (1.62)
                                -------      --------      -----------      --------      --------      --------
Total from investment
  operations                       1.50          0.71           2.28           (3.35)        (2.65)        (1.24)
                                -------      --------      -----------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income      (0.21)        (0.17)         (0.15)          (0.28)        (0.35)        (0.39)
  From net realized gain on
    investments                   (0.33)           --             --              --         (0.22)        (3.46)
                                -------      --------      -----------      --------      --------      --------
Total dividends and
  distributions                   (0.54)        (0.17)         (0.15)          (0.28)        (0.57)        (3.85)
                                -------      --------      -----------      --------      --------      --------
Net asset value at end of
  period                        $ 18.92      $  17.96       $  17.42        $  15.29      $  18.92      $  22.14
                                =======      ========      ===========      ========      ========      ========
Total investment return (a)        8.43%         4.05%         15.02%(b)      (17.75%)      (11.92%)       (4.48%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income  (f)     1.10% (f)     0.94%          1.21%+          1.57%         1.74% (d)     1.42%
    Net expenses                   1.19%         1.30%          1.33%+          1.30%         1.18%         1.13%
    Expenses (before
      reimbursement)               1.31%         1.30%          1.33%+          1.31%         1.21%         1.15%
Portfolio turnover rate              77% (e)      103%            67%             96%          120%          123%
Net assets at end of period
  (in 000's)                    $98,180      $115,877       $138,787        $140,298      $221,022      $231,649

                                                                 CLASS C
                                --------------------------------------------------------------------------
                                                        JANUARY 1,
                                                           2003*
                                    YEAR ENDED            THROUGH
                                   OCTOBER 31,          OCTOBER 31,           YEAR ENDED DECEMBER 31,
                                 2005        2004          2003           2002         2001         2000
Net asset value at beginning
  of period                     $17.98      $17.45        $15.32         $ 18.95      $ 22.17      $ 27.23
                                ------      ------      -----------      -------      -------      -------
Net investment income             0.07 (f)    0.04          0.06 (c)        0.14         0.20 (d)     0.18
Net realized and unrealized
  gain (loss) on investments      1.28        0.53          2.13           (3.61)       (3.00)(d)    (1.60)
                                ------      ------      -----------      -------      -------      -------
Total from investment
  operations                      1.35        0.57          2.19           (3.47)       (2.80)       (1.42)
                                ------      ------      -----------      -------      -------      -------
Less dividends and
  distributions:
  From net investment income     (0.06)      (0.04)        (0.06)          (0.16)       (0.20)       (0.18)
  From net realized gain on
    investments                  (0.33)         --            --              --        (0.22)       (3.46)
                                ------      ------      -----------      -------      -------      -------
Total dividends and
  distributions                  (0.39)      (0.04)        (0.06)          (0.16)       (0.42)       (3.64)
                                ------      ------      -----------      -------      -------      -------
Net asset value at end of
  period                        $18.94      $17.98        $17.45         $ 15.32      $ 18.95      $ 22.17
                                ======      ======      ===========      =======      =======      =======
Total investment return (a)       7.60%       3.27%        14.33%(b)      (18.37%)     (12.61%)      (5.10%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income         0.35% (f)   0.19%         0.46%+          0.82%        0.99% (d)    0.67%
    Net expenses                  1.94%       2.05%         2.08%+          2.05%        1.93%        1.88%
    Expenses (before
      reimbursement)              2.06%       2.05%         2.08%+          2.06%        1.96%        1.90%
Portfolio turnover rate  (e)        77% (e)    103%           67%             96%         120%         123%
Net assets at end of period
  (in 000's)                    $3,854      $4,532        $4,845         $ 4,501      $ 7,528      $ 9,671

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Total Return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(b)  Total return is not annualized.
(c)  Per share data based on average shares outstanding during the period.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                   (0.02)        (0.02)        (0.02)
Increase net realized and unrealized gains and losses             0.02          0.02          0.02
Decrease ratio of net investment income                          (0.10%)       (0.10%)       (0.10%)

(e)  The portfolio turnover rate not including mortgage dollar rolls for the year ending
     October 31, 2005 is 38%.
(f)  Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.

 24   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                  CLASS B
    ---------------------------------------------------------------------------------------------------
                                      JANUARY 1,
                                         2003*
                                        THROUGH
       YEAR ENDED OCTOBER 31,         OCTOBER 31,                  YEAR ENDED DECEMBER 31,
       2005             2004             2003              2002              2001              2000
     $  17.98         $  17.45         $  15.32          $  18.95         $    22.17        $    27.23
    -----------      -----------      -----------      ------------      ------------      ------------
         0.07 (f)         0.04             0.06 (c)          0.14               0.20 (d)          0.18
         1.29             0.53             2.13             (3.61)             (3.00)(d)         (1.60)
    -----------      -----------      -----------      ------------      ------------      ------------
         1.36             0.57             2.19             (3.47)             (2.80)            (1.42)
    -----------      -----------      -----------      ------------      ------------      ------------

        (0.06)           (0.04)           (0.06)            (0.16)             (0.20)            (0.18)
        (0.33)              --               --                --              (0.22)            (3.46)
    -----------      -----------      -----------      ------------      ------------      ------------
        (0.39)           (0.04)           (0.06)            (0.16)             (0.42)            (3.64)
    -----------      -----------      -----------      ------------      ------------      ------------
     $  18.95         $  17.98         $  17.45          $  15.32         $    18.95        $    22.17
    ===========      ===========      ===========      ============      ============      ============
         7.66%            3.27%           14.33%(b)        (18.37%)           (12.61%)           (5.10%)

         0.35% (f)        0.19%            0.46%+            0.82%              0.99% (d)         0.67%
         1.94%            2.05%            2.08%+            2.05%              1.93%             1.88%
         2.06%            2.05%            2.08%+            2.06%              1.96%             1.90%
           77% (e)         103%              67%               96%               120%              123%
     $665,908         $749,689         $829,016          $793,340         $1,143,755        $1,457,366

            CLASS I
--------------------------------
                     JANUARY 2,
                       2004**
    YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,
       2005             2004
      $17.92           $17.98
    -----------      -----------
        0.26 (f)         0.15
        1.42            (0.03)
    -----------      -----------
        1.68             0.12
    -----------      -----------

       (0.29)           (0.18)
       (0.33)              --
    -----------      -----------
       (0.62)           (0.18)
    -----------      -----------
      $18.98           $17.92
    ===========      ===========
        9.51%            0.68%(b)

        1.43% (f)        1.40%+
        0.86%            0.84%+
        0.98%            0.84%+
          77% (e)         103%
      $    7           $    3

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    25

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class I shares are not subject to a sales charge. Distribution of Class I shares commenced on January 2, 2004. Class A shares, Class B shares, Class C shares and Class I shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares, other than Class I shares, bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of business of the New York Stock Exchange. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have effected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to

 26   MainStay Total Return Fund
acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Fund forgoes principal and interest on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(C) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 7.)

(D) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense and prompt sale at an acceptable price may be difficult. (See Note 7.)

(E) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (LIBOR).

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, Selling Participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(F) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassification between accumulated undistributed net investment income, accumulated net realized gain and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2005 are not affected.

                     ACCUMULATED NET
 UNDISTRIBUTED NET   REALIZED GAIN ON     ADDITIONAL
 INVESTMENT INCOME     INVESTMENTS      PAID-IN-CAPITAL
      $73,962            $(73,963)            $1
 ------------------------------------------------------

                                                    www.MAINSTAYfunds.com     27

The reclassifications for the Fund are primarily due to real estate investment trust investments, paydowns and foreign currency gain (loss).

(H) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(I) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:


(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. The unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(K) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(L) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 28   MainStay Total Return Fund

(M) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.19% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $177,401 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and after December 1, 2004, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that total annual fund operating expenses would not exceed on an annualized basis 1.19% of the average daily net assets of the Class A and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $5,168,565 and waived its fees and/or reimbursed expenses in the amount of $975,313.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.32% of the average daily net assets of the Fund on assets up to $500 million and 0.30% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $306,171 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,835, $363,647 and $370, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $2,805,362.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000

                                                    www.MAINSTAYfunds.com     29
for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.
(F) CAPITAL. At October 31, 2005 New York Life held shares of Class A and Class I with net values of $5,360,090 and $1,090, respectively. This represents 5.5% and 14.6% of Class A and Class I net assets, respectively and 0.7% of the Fund's total net assets at October 31, 2005.

(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $21,316 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $109,476 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, State Street Bank and Trust Company acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED
                CAPITAL                       TOTAL
  ORDINARY     AND OTHER     UNREALIZED    ACCUMULATED
   INCOME        GAINS      APPRECIATION       GAIN
 $2,494,629   $28,780,000   $71,016,480    $102,291,109
 ------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to premium amortization adjustments and wash sale loss deferrals. The tax character of distributions paid during the years ended October 31, 2005 and 2004, shown in the Statement of Changes in Net Assets, was as follows:

                                             2005          2004
Distributions paid from:
  Ordinary Income                    $ 3,635,097    $2,948,226
  Long-term capital gains             15,725,852            --
---------------------------------------------------------------
                                     $19,360,949    $2,948,226
---------------------------------------------------------------

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of U.S. Government securities were $385,035 and $381,248, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $235,569 and $373,046, respectively.

NOTE 7--PORTFOLIO SECURITIES LOANED, RESTRICTED SECURITIES AND WRITTEN OPTIONS:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $40,365,398. The Fund received $41,611,671 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

Restricted securities held at October 31, 2005:

                                                                     PRINCIPAL
                                                   DATE(S) OF          AMOUNT/                          10/31/05       PERCENT OF
SECURITY                                          ACQUISITION           SHARES             COST            VALUE       NET ASSETS
Goodyear Tire & Rubber Co.
  2nd Lien Note
  7.06%, due 4/30/10                                  6/24/05          265,000      $  265,000       $  267,043               0.1%
---------------------------------------------------------------------------------------------------------------------------------
LNR Property Corp.
  Term Loan B
  6.73%, due 2/3/08                                 2/10/2005          979,970         979,970          984,870               0.2%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    $1,244,970       $1,251,913               0.2%
---------------------------------------------------------------------------------------------------------------------------------

 30   MainStay Total Return Fund

During the year ended October 31, 2005, Fund had the following transactions in Written Options:

                                                    NUMBER OF
                                                    CONTRACTS   PREMIUMS
Options Outstanding at October 31, 2004                    --   $     --
------------------------------------------------------------------------
Options Written                                           (46)    (9,292)
------------------------------------------------------------------------
Options Expired                                            46      9,292
------------------------------------------------------------------------
Options Outstanding at October 31, 2005                    --   $     --
------------------------------------------------------------------------

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                  846     1,183       24        --(a)
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                164       848        5        --(a)
-------------------------------------------------------------------------------
                                           1,010     2,031       29        --(a)
Shares redeemed                           (2,276)   (8,590)     (77)       --(a)
-------------------------------------------------------------------------------
Net decrease                              (1,266)   (6,559)     (48)       --(a)
-------------------------------------------------------------------------------

                                                        YEAR ENDED
                                                     OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold                                1,159     1,838       33         --(a)
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                 60        97        1         --(a)
--------------------------------------------------------------------------------
                                           1,219     1,935       34         --(a)
Shares redeemed                           (2,732)   (7,740)     (60)        --(a)
--------------------------------------------------------------------------------
Net decrease                              (1,513)   (5,805)     (26)        --(a)
--------------------------------------------------------------------------------

*   Commenced operations on January 2, 2004.
(a) Less than one thousand.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay Total Return Fund was $102,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Total Return Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Total Return Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 32   MainStay Total Return Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     33

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 34   MainStay Total Return Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     35

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's underperformance when compared over several time periods with funds concluded by Trustees to be peers of the Fund, as well as changes to the Fund's investment process and its improving investment performance relative to those funds.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees, in considering economies of scale, reviewed information showing that the asset size of the Fund had decreased in size over the past five years. The Trustees discussed the extent to which economies of scale were

 36   MainStay Total Return Fund
projected by the Manager to be realized were the Fund to grow, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees noted that the Fund's contractual management fee had been reduced in accordance with the terms of the breakpoint schedule applicable to the Fund. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     37

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2005) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $15,725,852 on December 13, 2004.

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2006, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2005. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2005.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 38   MainStay Total Return Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     39

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08031         (RECYCLE SYMBOL)       MS475-05                MSTR11-12/05

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Value Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/S/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       24

Trustees and Officers                                                         25
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     28
--------------------------------------------------------------------------------

Federal Income Tax Information                                                30
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          30
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

MainStay Funds                                                                31

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        4.07%  1.26%   6.44%
Excluding sales charges  10.13   2.41    7.04

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/95                                                                    9450                              10000
                                                                           11515                              12374
                                                                           14131                              16480
                                                                           14020                              18923
                                                                           14915                              22051
                                                                           16566                              23267
                                                                           15425                              20508
                                                                           12600                              18453
                                                                           15218                              22674
                                                                           16946                              26178
10/31/05                                                                    18663                              29283

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       4.27%  1.26%   6.29%
Excluding sales charges  9.27   1.64    6.29

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/95                                                                   10000                              10000
                                                                           12117                              12374
                                                                           14805                              16480
                                                                           14578                              18923
                                                                           15383                              22051
                                                                           16964                              23267
                                                                           15670                              20508
                                                                           12705                              18453
                                                                           15232                              22674
                                                                           16840                              26178
10/31/05                                                                   18401                              29283

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       8.27%  1.64%   6.29%
Excluding sales charges  9.27   1.64    6.29

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/95                                                                   10000                              10000
                                                                           12117                              12374
                                                                           14805                              16480
                                                                           14578                              18923
                                                                           15383                              22051
                                                                           16964                              23267
                                                                           15670                              20508
                                                                           12705                              18453
                                                                           15232                              22674
                                                                           16840                              26178
10/31/05                                                                   18401                              29283

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. From inception (5/1/86) through 12/31/94 (for Class A, first offered 1/3/95), 8/31/98 (for Class C, first offered 9/1/98),

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Value Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.36%  2.65%   7.34%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/95                                                                   10000                              10000
                                                                           12241                              12374
                                                                           15100                              16480
                                                                           15017                              18923
                                                                           16000                              22051
                                                                           17813                              23267
                                                                           16610                              20508
                                                                           13598                              18453
                                                                           16466                              22674
                                                                           18400                              26178
10/31/05                                                                   20306                              29283

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.31%  2.57%   7.24%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/95                                                                   10000                              10000
                                                                           12224                              12374
                                                                           15072                              16480
                                                                           14966                              18923
                                                                           15928                              22051
                                                                           17725                              23267
                                                                           16514                              20508
                                                                           13507                              18453
                                                                           16336                              22674
                                                                           18241                              26178
10/31/05                                                                   20122                              29283

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.02%  2.31%   6.98%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/95                                                                   10000                              10000
                                                                           12197                              12374
                                                                           14998                              16480
                                                                           14861                              18923
                                                                           15785                              22051
                                                                           17516                              23267
                                                                           16280                              20508
                                                                           13287                              18453
                                                                           16027                              22674
                                                                           17849                              26178
10/31/05                                                                   19636                              29283

                                            ONE    FIVE     TEN
BENCHMARK PERFORMANCE                      YEAR    YEARS   YEARS

Russell 1000(R) Value Index(1)             11.86%  4.71%   11.34%
Average Lipper large-cap value fund(2)      9.75   2.40     9.01

and 12/31/03 (for Class I, R1, and R2, first offered 1/2/04), performance of Class A, C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class A, C, I, R1, and R2 shares.

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,046.20           $ 6.29            $1,018.90            $ 6.21
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,042.55           $10.14            $1,015.15            $10.01
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,042.55           $10.14            $1,015.15            $10.01
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,047.35           $ 4.70            $1,020.45            $ 4.63
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,046.70           $ 5.16            $1,020.00            $ 5.09
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,044.55           $ 6.44            $1,018.75            $ 6.36
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.22% for Class A, 1.97% for Class B and Class C, 0.91% for Class I, 1.00% for Class R1, and 1.25% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).



 6   MainStay Value Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     92.8%
Short-Term Investments (Collateral from securities lending                        13.6
  is 7.0%)
Convertible Preferred Stocks                                                       1.1
Purchase Put Options                                                               0.7
Liabilities in Excess of Cash and Other Assets                                    -8.2

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Pfizer, Inc.
 3.  Bank of America Corp.
 4.  Sprint Nextel Corp.
 5.  ExxonMobil Corp.
 6.  Nokia OYJ ADR
 7.  Transocean, Inc.
 8.  International Business Machines Corp.
 9.  Pride International, Inc.
10.  Time Warner, Inc.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund normally invests at least 65% of its total assets in equity securities and is not managed primarily to produce current income. In implementing this strategy, the Fund normally invests in U.S. common stocks that we believe to be "undervalued," or selling below their value when purchased. The stocks in which the Fund invests typically pay dividends, but the Fund may invest in non-dividend-paying stocks if they meet the "undervalued" criterion. Normally, the Fund invests in stocks that are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to the company's cash flow and interest coverage ratios, the company's book value, the estimated value of the company's assets, the company's growth rates, and its future earnings. We may sell stocks if we no longer believe they will contribute to meeting the investment objective of the Fund.

During the 12-month reporting period, all of the assets and liabilities of MainStay Research Value Fund were transferred to MainStay Value Fund in exchange for shares of MainStay Value Fund.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

During the 12-month reporting period, stocks generally advanced, despite political events and energy price fluctuations. Value stocks outperformed growth stocks at all capitalization levels. Crude-oil prices rallied to $69.81 per barrel and natural-gas prices broke $14 per million Btu before backing off somewhat. Major hurricanes affected supply-and-demand dynamics by damaging oil rigs and petrochemical plants. The price of gasoline rose to more than $3 a gallon, which threatened to slow consumer spending. Although hurricane-related stocks--including retailers, insurers, and companies on the Gulf Coast--were weakened, the long-term economic impact appeared to be manageable.

The Federal Open Market Committee raised the targeted federal funds rate eight times during the 12-month reporting period, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) On October 31, 2005, the federal funds target rate stood at 3.75%. During the reporting period, the yield curve flattened to reflect concern over a potential recession. Yet the most recent gross domestic product data suggests that the overall economy has remained resilient.

WHICH FUND HOLDINGS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD?

We saw strong results from energy-related holdings Transocean, Pride International, ENSCO International, and Rowen. Higher energy prices, hurricane-related supply pressures, and higher day rates benefited these stocks. We trimmed the Fund's positions in Transocean, ENSCO International, and Rowen as the stocks approached our price targets.

HOW DID THE FUND'S FINANCIAL STOCKS PERFORM?

We saw positive results from our stock selection in the financials sector. Operating improvements at Prudential Financial helped the company post strong earnings gains. The company shed noncore insurance operations and made cost-effective Asian acquisitions to help improve its return on equity. The Hartford Financial Services Group, St. Paul Travelers, and AFLAC were other insurance companies that showed strong results. The Goldman Sachs Group and State Street are two capital markets stocks that helped the Fund's performance.

WERE THERE OTHER SUCCESS STORIES?

Motorola benefited from good handset sales, in-creased market share, and excitement over a new product line-up. The company strengthened its balance sheet under the leadership of a new CEO. We pared back the Fund's position as the stock approached our price target. In the information technology sector, Texas Instruments showed strength from the Fund's initial purchase in January through the end of October. Wireless semiconductor sales and a share buyback program accelerated during the reporting period. Among consumer-related stocks, supermarket Kroger and food manufacturer Cadbury Schwepps were both strong.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Clothing retailer The Gap clearly hit a weak spot in its sales recovery when the fall season got off to a slower-than-expected start. Higher gasoline prices and slipping consumer confidence also hurt the stock. We are optimistic about better sales trends during the holiday season, and we believe that low valuations, a share repurchase program, and a strong balance sheet make the stock attractive. Shares of Molson Coors Brewing fell from our initial purchase in March until our sale later in the reporting period. When sales slowed and the company showed evidence of merger-integration difficulties, we sold the Fund's entire position in the stock.

 8   MainStay Value Fund

Pending generic-drug litigation and weaker-than-expected guidance for 2006 took a toll on Pfizer. Nevertheless, we like the stock for its upside potential, all-time low valuation, strong free cash flow, and 3% yield. We have hedged nearly all of the Fund's position using protective put contracts to limit downside exposure.

Although we purchased the stock at what looked like a low price, printer manufacturer Lexmark continued to report operating problems and inventory issues. We concluded that the company's downside risk outweighed its upside potential, and we sold the Fund's entire position in late October 2005.

Alcoa faced contracting margins because of higher energy prices and weakness in some end markets. Glass manufacturer Owens-Illinois was also hurt by higher costs. We sold the Fund's entire position in both of these stocks. Verizon Communications faced stronger competition in its wireline business, but continued to provide a high dividend yield. We used lower valuations to add to the Fund's position late in the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

After selling many energy stocks that had reached our price targets, by October 31, 2005, the Fund was only slightly overweighted relative to the Russell 1000(R) Index in the energy sector. The Fund was overweighted in consumer staples and information technology, where we continue to find select value opportunities. At the end of the reporting period, the Fund was also overweighted in telecommunications services, where we judge asset value to be a near-term catalyst in a number of portfolio holdings. Our belief that some major drug companies have favorable risk/reward characteristics has supported our decision to overweight health care stocks.

With gasoline prices finally having an impact on consumer spending, the Fund closed the reporting period underweighted in consumer discretionary stocks. We have, however, begun to find select opportunities in the sector. Since we have yet to find much value in utilities, the Fund remained underweighted relative to the Index in the sector. At the end of October 2005, the Fund was cautiously underweighted among interest-rate sensitive financials and REITS. The Fund was also underweighted relative to the Russell 1000(R) Index in industrials and materials.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.MAINSTAYfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                           SHARES          VALUE
COMMON STOCKS (92.8%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
Northrop Grumman Corp.                                    270,900   $ 14,533,785
Raytheon Co.                                              181,400      6,702,730
                                                                    ------------
                                                                      21,236,515
                                                                    ------------
BUILDING PRODUCTS (1.4%)
American Standard Cos., Inc.                              264,100     10,046,364
                                                                    ------------
CAPITAL MARKETS (7.2%)
Goldman Sachs Group, Inc.                                  76,700      9,692,579
iShares Russell 1000 Value Index Fund (a)                 125,000      8,365,000
Merrill Lynch & Co., Inc.                                 202,600     13,116,324
Morgan Stanley                                            145,500      7,916,655
State Street Corp.                                        227,300     12,553,779
                                                                    ------------
                                                                      51,644,337
                                                                    ------------
COMMERCIAL BANKS (9.3%)
V  Bank of America Corp.                                  510,826     22,343,529
PNC Financial Services Group, Inc.                        129,700      7,874,087
U.S. Bancorp                                              442,300     13,083,234
Wachovia Corp.                                            225,200     11,377,104
Wells Fargo & Co.                                         200,300     12,058,060
                                                                    ------------
                                                                      66,736,014
                                                                    ------------
COMMUNICATIONS EQUIPMENT (5.0%)
Lucent Technologies, Inc. (b)                           1,677,900      4,782,015
Motorola, Inc.                                            658,200     14,585,712
V  Nokia OYJ ADR (c)                                      975,400     16,406,228
                                                                    ------------
                                                                      35,773,955
                                                                    ------------
COMPUTERS & PERIPHERALS (2.2%)
V  International Business Machines Corp.                  192,900     15,794,652
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (6.2%)
V  Citigroup, Inc.                                        666,766     30,524,548
JPMorgan Chase & Co.                                      378,692     13,867,701
                                                                    ------------
                                                                      44,392,249
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.8%)
BellSouth Corp. (e)                                       266,100      6,923,922
SBC Communications, Inc. (e)                              316,700      7,553,295
Verizon Communications, Inc.                              403,600     12,717,436
                                                                    ------------
                                                                      27,194,653
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (8.4%)
ENSCO International, Inc.                                 321,100     14,638,949
V  Pride International, Inc. (b)                          549,700     15,430,079
Rowan Cos., Inc.                                          417,200     13,763,428
V  Transocean, Inc. (b)                                   275,700     15,849,993
                                                                    ------------
                                                                      59,682,449
                                                                    ------------


                                                           SHARES          VALUE
FOOD & STAPLES RETAILING (2.5%)
CVS Corp.                                                 329,900   $  8,052,859
Kroger Co. (The) (b)                                      495,600      9,862,440
                                                                    ------------
                                                                      17,915,299
                                                                    ------------
FOOD PRODUCTS (3.2%)
Cadbury Schweppes PLC ADR (c)                             287,300     11,402,937
General Mills, Inc. (e)                                   236,800     11,427,968
                                                                    ------------
                                                                      22,830,905
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (0.7%)
HCA, Inc. (e)                                             103,400      4,982,846
                                                                    ------------

HOUSEHOLD PRODUCTS (2.0%)
Kimberly-Clark Corp.                                      248,000     14,096,320
                                                                    ------------

INSURANCE (7.0%)
AFLAC, Inc.                                               182,700      8,729,406
Allstate Corp. (The)                                      189,600     10,008,984
Hartford Financial Services Group, Inc. (The) (e)         139,900     11,157,025
Prudential Financial, Inc.                                166,800     12,141,372
St. Paul Travelers Cos., Inc. (The)                       175,911      7,921,272
                                                                    ------------
                                                                      49,958,059
                                                                    ------------
IT SERVICES (1.7%)
Computer Sciences Corp. (b)                               232,200     11,900,250
                                                                    ------------

MEDIA (2.2%)
V  Time Warner, Inc. (e)                                  826,300     14,732,929
Viacom, Inc. Class B                                       41,800      1,294,546
                                                                    ------------
                                                                      16,027,475
                                                                    ------------
METALS & MINING (1.7%)
Inco Ltd. (e)                                             298,400     12,001,648
                                                                    ------------

OIL, GAS & CONSUMABLE FUELS (6.7%)
Chevron Corp.                                             190,204     10,854,942
ConocoPhillips                                            201,400     13,167,532
V  ExxonMobil Corp.                                       313,300     17,588,662
Kerr-McGee Corp.                                           71,866      6,111,485
                                                                    ------------
                                                                      47,722,621
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS (6.1%)
Abbott Laboratories                                        39,600   $  1,704,780
Bristol-Myers Squibb Co.                                  274,600      5,813,282
V  Pfizer, Inc.                                         1,090,300     23,703,122
Pharmaceutical
  HOLDRs Trust (a)(e)                                      89,700      6,031,428
Wyeth                                                     145,200      6,470,112
                                                                    ------------
                                                                      43,722,724
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Texas Instruments, Inc.                                   239,800      6,846,290
                                                                    ------------

SOFTWARE (0.5%)
BMC Software, Inc. (b)(e)                                 179,900      3,524,241
                                                                    ------------

SPECIALTY RETAIL (3.8%)
Gap, Inc. (The) (e)                                       678,000     11,715,840
Home Depot, Inc. (The)                                    134,800      5,532,192
Wal-Mart Stores, Inc.                                     205,700      9,731,667
                                                                    ------------
                                                                      26,979,699
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (2.6%)
PMI Group, Inc. (The) (e)                                 289,900     11,561,212
Washington Mutual, Inc.                                   186,750      7,395,300
                                                                    ------------
                                                                      18,956,512
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (4.6%)
ALLTEL Corp. (e)                                          170,700     10,559,502
V  Sprint Nextel Corp.                                    943,600     21,995,316
                                                                    ------------
                                                                      32,554,818
                                                                    ------------
Total Common Stocks
  (Cost $565,468,026)                                                662,520,895
                                                                    ------------
CONVERTIBLE PREFERRED STOCK (1.1%)
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (1.1%)
Goldman Sachs Group, Inc. (The)
  2.125% Series BSKT (b)(f)                                80,000      8,005,200
                                                                    ------------
Total Convertible Preferred Stock
  (Cost $8,000,000)                                                    8,005,200
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (D)          VALUE
PURCHASED PUT OPTIONS (0.7%)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.2%)
ENSCO International, Inc.
  Strike Price $40.00
  Expire 12/17/05                                           1,585   $    134,725
Pride International, Inc.
  Strike Price $25.00
  Expire 1/21/06                                            3,000        390,000
Rowan Cos., Inc.
  Strike Price $35.00
  Expire 1/21/06                                            1,855        667,800
Transocean, Inc.
  Strike Price $55.00
  Expire 11/19/05                                           1,640        188,598
                                                                    ------------
                                                                       1,381,123
                                                                    ------------
PHARMACEUTICALS (0.5%)
Pfizer, Inc.
  Strike Price $25.00
  Expire 12/17/05                                           7,049      2,467,150
  Expire 1/21/06                                            2,368        899,840
                                                                    ------------
                                                                       3,366,990
                                                                    ------------
Total Purchased Put Options
  (Premium $3,217,192)                                                 4,748,113
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (13.6%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (g)(h)                        $   1,836,035      1,836,035
                                                                    ------------
Total Certificate of Deposit
  (Cost $1,836,035)                                                    1,836,035
                                                                    ------------
COMMERCIAL PAPER (7.1%)
American General Finance Corp.
  3.84%, due 11/15/05                                   8,090,000      8,077,919
  3.85%, due 11/9/05                                    3,995,000      3,991,582
Compass Securitization
  3.993%, due 11/22/05 (g)                              1,311,456      1,311,456
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (g)                                 786,872        786,872
Goldman Sachs Group, Inc.
  4.00%, due 11/23/05                                   6,875,000      6,858,196
ING US Funding LLC
  4.04%, due 12/27/05                                   3,575,000      3,552,533
Merrill Lynch & Co., Inc.
  3.84%, due 11/14/05                                   5,000,000      4,993,067
  3.94%, due 11/4/05                                    8,150,000      8,147,324

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
xRabobank USA Finance Corp.
  3.92%, due 11/3/05                                $   4,820,000   $  4,818,950
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (g)                                778,590        778,590
UBS Finance Delaware LLC
  4.00%, due 11/1/05                                    7,280,000      7,280,000
                                                                    ------------
Total Commercial Paper
  (Cost $50,596,489)                                                  50,596,489
                                                                    ------------
                                                           SHARES
INVESTMENT COMPANY (1.7%)
BGI Institutional Money Market Fund (g)                11,960,885     11,960,885
                                                                    ------------
Total Investment Company
  (Cost $11,960,885)                                                  11,960,885
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
TIME DEPOSITS (4.6%)
Bank of the West (The)
  4.02%, due 12/8/05 (g)                            $   4,983,525      4,983,525
Barclays
  3.92%, due 12/5/05 (g)                                2,098,326      2,098,326
  3.94%, due 11/28/05 (g)                               2,360,617      2,360,617
Credit Suisse First Boston, Inc.
  3.74%, due 11/1/05 (g)                                1,836,035      1,836,035
Deutsche Bank
  3.95%, due 12/2/05 (g)                                2,098,326      2,098,326
First Tennessee National Corp.
  3.88%, due 11/14/05 (g)                               2,098,326      2,098,326
Fortis Bank
  4.00%, due 12/12/05 (g)                               2,360,617      2,360,617
Halifax Bank of Scotland
  3.75%, due 11/1/05 (g)                                2,098,326      2,098,326
Keybank
  4.00%, due 11/1/05 (g)                                2,346,348      2,346,348
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (g)                               2,098,326      2,098,326

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
Societe Generale
  3.77%, due 11/1/05 (g)                            $   4,458,943   $  4,458,943
UBS AG
  4.01%, due 12/13/05 (g)                               2,098,326      2,098,326
Wells Fargo & Co.
  4.00%, due 11/25/05 (g)                               2,098,326      2,098,326
                                                                    ------------
Total Time Deposits
  (Cost $33,034,367)                                                  33,034,367
                                                                    ------------
Total Short-Term Investments
  (Cost $97,427,776)                                                  97,427,776
                                                                    ------------
Total Investments
  (Cost $674,112,994) (i)                                   108.2%   772,701,984(j)
Liabilities in Excess of Cash and Other Assets               (8.2)    58,731,547
                                                    -------------   ------------
Net Assets                                                  100.0%  $713,970,437
                                                    =============   ============

(a) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d)  One contract relates to 100 shares.
(e)  Represents security, or a portion thereof, which is out on loan.
(f) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument. The underlying equity investment represents a basket of securities comprised of Abbott
     Laboratories, Eli Lilly, Forest Laboratories, GlaxoSmithKline, IVAX,
     Johnson & Johnson and Schering-Plough.
(g) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)  Floating rate. Rate shown is the rate in effect at October 31, 2005.
(i)  The cost for federal income tax purposes is $676,703,216.
(j) At October 31, 2005 net unrealized appreciation was $95,998,768, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $107,195,340 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,196,572.

 12   MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $674,112,994) including $47,923,156
  market value of securities loaned             $772,701,984
Cash                                                   7,424
Receivables:
  Investment securities sold                       2,661,676
  Dividends and interest                             739,483
  Fund shares sold                                   129,030
Other assets                                          38,863
                                                -------------
    Total assets                                 776,278,460
                                                -------------
LIABILITIES:
Securities lending collateral                     49,708,205
Payables:
  Investment securities purchased                  8,962,535
  Fund shares redeemed                             2,060,342
  Transfer agent                                     572,520
  NYLIFE Distributors                                511,344
  Manager                                            268,192
  Shareholder communication                          149,353
  Custodian                                            5,915
Accrued expenses                                      69,617
                                                -------------
    Total liabilities                             62,308,023
                                                -------------
Net assets                                      $713,970,437
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     64,175
  Class B                                            280,605
  Class C                                              6,790
  Class I                                                  1
  Class R1                                                 1
  Class R2                                             5,674
Additional paid-in capital                       615,923,866
Accumulated undistributed net investment
  income                                             824,248
Accumulated net realized loss on investments
  and written option transactions                 (1,723,913)
Net unrealized appreciation on investments        98,588,990
                                                -------------
Net assets                                      $713,970,437
                                                =============
CLASS A
Net assets applicable to outstanding shares     $128,918,195
                                                =============
Shares of beneficial interest outstanding          6,417,523
                                                =============
Net asset value per share outstanding           $      20.09
Maximum sales charge (5.50% of offering price)          1.17
                                                -------------
Maximum offering price per share outstanding    $      21.26
                                                =============
CLASS B
Net assets applicable to outstanding shares     $560,139,196
                                                =============
Shares of beneficial interest outstanding         28,060,500
                                                =============
Net asset value and offering price per share
  outstanding                                   $      19.96
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 13,554,950
                                                =============
Shares of beneficial interest outstanding            678,953
                                                =============
Net asset value and offering price per share
  outstanding                                   $      19.96
                                                =============
CLASS I
Net assets applicable to outstanding shares     $      1,139
                                                =============
Shares of beneficial interest outstanding                 57
                                                =============
Net asset value and offering price per share
  outstanding                                   $      20.06
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $      1,138
                                                =============
Shares of beneficial interest outstanding                 57
                                                =============
Net asset value and offering price per share
  outstanding                                   $      20.05
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $ 11,355,819
                                                =============
Shares of beneficial interest outstanding            567,407
                                                =============
Net asset value and offering price per share
  outstanding                                   $      20.01
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $10,295,268
  Dividends (a)                                    4,622,356
  Income from securities loaned--net                 144,334
                                                 ------------
    Total income                                  15,061,958
                                                 ------------
EXPENSES:
  Manager                                          4,582,549
  Distribution--Class B                            4,381,546
  Distribution--Class C                               90,221
  Transfer agent--Classes A, B and C               2,347,466
  Transfer agent--Class I, R1 and R2                  21,642
  Distribution/Service--Class A                      333,965
  Service--Class B                                 1,460,515
  Service--Class C                                    30,074
  Distribution/Service--Class R2                      21,715
  Shareholder communication                          206,292
  Professional                                       153,583
  Recordkeeping                                      100,518
  Registration                                        76,240
  Custodian                                           62,353
  Trustees                                            53,178
  Shareholder Service Fee--Class R1                        1
  Shareholder Service Fee--Class R2                    8,686
  Miscellaneous                                       29,505
                                                 ------------
    Total expenses before reimbursement           13,960,049
  Expense reimbursement from Manager                (528,090)
                                                 ------------
  Net expenses                                    13,431,959
                                                 ------------
Net investment income                              1,629,999
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTIONS:
Net realized gain on:
  Security transactions                           46,890,890
  Written option transactions                         63,124
                                                 ------------
Net realized gain on investment and written
  option transactions                             46,954,014
                                                 ------------
Net change in unrealized appreciation on
  investments                                     16,718,167
                                                 ------------
Net realized and unrealized gain on investments
  and written options transactions                63,672,181
                                                 ------------
Net increase in net assets resulting from
  operations                                     $65,302,180
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $68,730.

 14   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2005 AND OCTOBER 31, 2004

                                              2005            2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $   1,629,999   $   1,050,471
 Net realized gain on investment
  and written option transactions       46,954,014      48,076,364
 Net change in unrealized
  appreciation on investments           16,718,167      22,189,601
                                     -----------------------------
 Net increase in net assets
  resulting from operations             65,302,180      71,316,436
                                     -----------------------------

Dividends to shareholders:

 From net investment income:
   Class A                              (1,050,747)       (330,510)
   Class B                                (414,484)       (553,974)
   Class C                                 (10,045)         (3,274)
   Class I                                     (15)             --
   Class R1                                    (15)             --
   Class R2                                (68,181)             --
                                     -----------------------------
 Total dividends to shareholders        (1,543,487)       (887,758)
                                     -----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              23,332,176      23,291,573
   Class B                              23,902,999      29,566,755
   Class C                               1,540,402       1,700,177
   Class I                                      --           1,000
   Class R1                                     --           1,000
   Class R2                             13,525,728       6,632,744
 Net asset value of shares issued in connection
  with acquisition of Mainstay Research Value
  Fund:
   Class A                              23,895,074              --
   Class B                              25,696,672              --
   Class C                              11,981,177              --

                                              2005            2004
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                           $   1,006,351   $     320,495
   Class B                                 400,464         536,956
   Class C                                   4,201           2,413
   Class I                                      15              --
   Class R1                                     15              --
   Class R2                                 68,208              --
                                     -----------------------------
                                       125,353,482      62,053,113
 Cost of shares redeemed:
   Class A                             (49,421,869)    (30,043,320)
   Class B                            (105,014,067)    (84,570,388)
   Class C                              (4,965,790)       (722,335)
   Class R2                             (7,672,682)     (1,792,733)
                                     -----------------------------
                                      (167,074,408)   (117,128,776)
    Decrease in net assets derived
     from capital share
     transactions                      (41,720,926)    (55,075,663)
                                     -----------------------------
     Net increase in net assets         22,037,767      15,353,015

NET ASSETS:
Beginning of year                      691,932,670     676,579,655
                                     -----------------------------
End of year                          $ 713,970,437   $ 691,932,670
                                     =============================
Accumulated undistributed net
 investment income at end of year    $     824,248   $     737,736
                                     =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                ----------------------------------------------------------------------------------
                                                             JANUARY 1,
                                                               2003*
                                                              THROUGH
                                YEAR ENDED OCTOBER 31,      OCTOBER 31,             YEAR ENDED DECEMBER 31,
                                  2005          2004            2003            2002          2001          2000
Net asset value at beginning
  of period                     $  18.39      $  16.56        $  14.13        $  18.52      $  19.12      $  18.18
                                --------      --------      ------------      --------      --------      --------
Net investment income               0.16 (a)      0.14 (a)        0.11            0.12          0.19          0.15
Net realized and unrealized
  gain (loss) on investments        1.70          1.74            2.42           (4.23)        (0.52)         1.96
                                --------      --------      ------------      --------      --------      --------
Total from investment
  operations                        1.86          1.88            2.53           (4.11)        (0.33)         2.11
                                --------      --------      ------------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.16)        (0.05)          (0.10)          (0.11)        (0.19)        (0.15)
  From net realized gain on
    investments                       --            --              --           (0.17)        (0.08)        (0.91)
  Return of capital                   --            --              --              --            --         (0.11)
                                --------      --------      ------------      --------      --------      --------
Total dividends and
  distributions                    (0.16)        (0.05)          (0.10)          (0.28)        (0.27)        (1.17)
                                --------      --------      ------------      --------      --------      --------
Net asset value at end of
  period                        $  20.09      $  18.39        $  16.56        $  14.13      $  18.52      $  19.12
                                ========      ========      ============      ========      ========      ========
Total investment return (b)        10.13%        11.36%          18.02%(d)      (22.16%)       (1.74%)       11.89%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           0.82%         0.77%           0.93%+          0.82%         0.99%         0.73%
    Net expenses                    1.21%         1.30%           1.38%+          1.30%         1.20%         1.20%
    Expenses (before
      reimbursement)                1.28%         1.30%           1.38%+          1.30%         1.20%         1.20%
Portfolio turnover rate               43%           53%             47%             66%           88%           92%
Net assets at end of period
  (in 000's)                    $128,918      $118,818        $112,745        $101,999      $141,703      $113,111

                                                                    CLASS C
                                -------------------------------------------------------------------------------
                                                               JANUARY 1,
                                                                  2003*
                                                                 THROUGH
                                YEAR ENDED OCTOBER 31,         OCTOBER 31,          YEAR ENDED DECEMBER 31,
                                  2005           2004             2003           2002         2001        2000
Net asset value at beginning
  of period                      $ 18.28        $16.55           $14.13         $ 18.53      $19.12      $18.09
                                ---------      --------        -----------      -------      ------      ------
Net investment income               0.02 (a)      0.00 (a)(c)      0.02            0.01        0.04        0.01
Net realized and unrealized
  gain (loss) on investments        1.67          1.75             2.42           (4.23)      (0.51)       1.95
                                ---------      --------        -----------      -------      ------      ------
Total from investment
  operations                        1.69          1.75             2.44           (4.22)      (0.47)       1.96
                                ---------      --------        -----------      -------      ------      ------
Less dividends and
  distributions:
  From net investment income       (0.01)        (0.02)           (0.02)          (0.01)      (0.04)      (0.01)
  From net realized gain on
    investments                       --            --               --           (0.17)      (0.08)      (0.91)
  Return of capital                   --            --               --              --          --       (0.01)
                                ---------      --------        -----------      -------      ------      ------
Total dividends and
  distributions                    (0.01)        (0.02)           (0.02)          (0.18)      (0.12)      (0.93)
                                ---------      --------        -----------      -------      ------      ------
Net asset value at end of
  period                         $ 19.96        $18.28           $16.55         $ 14.13      $18.53      $19.12
                                =========      ========        ===========      =======      ======      ======
Total investment return (b)         9.27%        10.56%           17.26%(d)      (22.76%)     (2.45%)     11.05%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.07%         0.02%            0.18%+          0.07%       0.24%      (0.02%)
    Net expenses                    1.96%         2.05%            2.13%+          2.05%       1.95%       1.95%
    Expenses (before
      reimbursement)                2.03%         2.05%            2.13%+          2.05%       1.95%       1.95%
Portfolio turnover rate               43%           53%              47%             66%         88%         92%
Net assets at end of period
  (in 000's)                     $13,555        $4,418           $3,095         $ 2,336      $1,631      $  774

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive to sales charges. Class I, R1 and R2 are not subject to sales charges.
(c)  Less than one cent per share.
(d)  Total return is not annualized.

 16   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS B
    --------------------------------------------------------------------------------------
                                     JANUARY 1,
                                        2003*
                                       THROUGH
      YEAR ENDED OCTOBER 31,         OCTOBER 31,            YEAR ENDED DECEMBER 31,
       2005            2004             2003            2002          2001          2000
     $  18.28        $  16.55         $  14.13        $  18.53      $  19.12      $  18.09
    ----------      -----------      -----------      --------      --------      --------
         0.01(a)         0.00(a)(c)       0.02            0.01          0.04          0.01
         1.68            1.75             2.42           (4.23)        (0.51)         1.95
    ----------      -----------      -----------      --------      --------      --------
         1.69            1.75             2.44           (4.22)        (0.47)         1.96
    ----------      -----------      -----------      --------      --------      --------
        (0.01)          (0.02)           (0.02)          (0.01)        (0.04)        (0.01)
           --              --               --           (0.17)        (0.08)        (0.91)
           --              --               --              --            --         (0.01)
    ----------      -----------      -----------      --------      --------      --------
        (0.01)          (0.02)           (0.02)          (0.18)        (0.12)        (0.93)
    ----------      -----------      -----------      --------      --------      --------
     $  19.96        $  18.28         $  16.55        $  14.13      $  18.53      $  19.12
    ==========      ===========      ===========      ========      ========      ========
         9.27%          10.56%           17.26%(d)      (22.76%)       (2.45%)       11.05%
         0.07%           0.02%            0.18%+          0.07%         0.24%        (0.02%)
         1.96%           2.05%            2.13%+          2.05%         1.95%         1.95%
         2.03%           2.05%            2.13%+          2.05%         1.95%         1.95%
           43%             53%              47%             66%           88%           92%
     $560,139        $563,838         $560,740        $517,050      $753,299      $819,003

              CLASS I                           CLASS R1                          CLASS R2
    ----------------------------      ----------------------------      ----------------------------
                     JANUARY 2,                        JANUARY 2,                        JANUARY 2,
                       2004**                            2004**                            2004**
    YEAR ENDED         THROUGH        YEAR ENDED         THROUGH        YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
       2005             2004             2005             2004             2005             2004
      $18.43           $17.86           $18.42           $17.86           $ 18.38          $17.86
    -----------      -----------      -----------      -----------      -----------      -----------
        0.21(a)          0.09(a)          0.21(a)          0.07(a)           0.16(a)         0.12(a)
        1.69             0.48             1.69             0.49              1.67            0.40
    -----------      -----------      -----------      -----------      -----------      -----------
        1.90             0.57             1.90             0.56              1.83            0.52
    -----------      -----------      -----------      -----------      -----------      -----------
       (0.27)              --            (0.27)              --             (0.20)             --
          --               --               --               --                --              --
          --               --               --               --                --              --
    -----------      -----------      -----------      -----------      -----------      -----------
          --               --               --               --                --              --
    -----------      -----------      -----------      -----------      -----------      -----------
      $20.06           $18.43           $20.05           $18.42           $ 20.01          $18.38
    ===========      ===========      ===========      ===========      ===========      ===========
       10.36%            3.19%(d)        10.31%            3.14%(d)         10.02%           2.91%(d)
        1.13%            1.11%+           1.03%            1.01%+            0.79%           0.76%+
        0.90%            0.96%+           1.00%            1.06%+            1.24%           1.31%+
        0.97%            0.96%+           1.07%            1.06%+            1.31%           1.31%+
          43%              53%              43%              53%               43%             53%
      $    1           $    1           $    1           $    1           $11,356          $4,856

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Distribution of Class I shares, Class R1 shares and R2 shares commenced on January 2, 2004. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 6.)

(C) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase but, as long as the obligation as a writer continues, have retained the risk of loss should the price of the underlying security decline. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. After writing a put option, the Fund may

 18   MainStay Value Fund
incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(D) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(F) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(G) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the Fund.

                                                    www.MAINSTAYfunds.com     19

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.17% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. At October 31, 2005, the Fund had $235,721 of recoupment available. This amount is available until October 31, 2008. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005 and effective December 1, 2004, NYLIM agreed to voluntarily reimburse the expenses of the Fund so that the total operating expenses for Class A shares would not exceed on an annualized basis 1.22% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the year ended October 31, 2005, the Manager earned fees from the Fund in the amount of $4,582,549 and waived its fee and/or reimbursed expenses in the amount of $476,057.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $59,894 for the year ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,542, $302,656 and $1,323, respectively, for the year ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2005, amounted to $2,369,108.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee,

 20   MainStay Value Fund

Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus the Fund only pays a portion of the fees identified above.


(F) CAPITAL. At October 31, 2005 New York Life and its affiliates held shares of Class I and Class R1 with net values of $1,139 and $1,138, respectively. This represents 100.0% of Class I and Class R1 shares' net assets and 0.0% of the Fund's total net assets at October 31, 2005.


(G) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $19,211 for the year ended October 31, 2005.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $100,518 for the year ended October 31, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, State Street Bank and Trust Company acted as custodian for the Fund.

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

 UNDISTRIBUTED   ACCUMULATED                     TOTAL
   ORDINARY      CAPITAL AND    UNREALIZED    ACCUMULATED
    INCOME       OTHER GAINS   APPRECIATION      GAIN
   $824,248       $866,309     $95,998,768    $97,689,325
 --------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals and straddle loss deferrals.

The Fund utilized $46,208,785 of capital loss carryforwards during the year ended October 31, 2005.

The tax character of distributions paid during the years ended October 31, 2005 and 2004, shown in the Statement of Changes in Net Assets, were as follows:

                                          2005       2004
 Distributions paid from:
   Ordinary Income                  $1,543,487   $887,758
 --------------------------------------------------------

NOTE 6--PORTFOLIO SECURITIES LOANED AND WRITTEN OPTIONS:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $47,923,156. The Fund received $49,708,205 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

Written option activity for the year ended October 31, 2005 was as follows:

                                     NUMBER OF
                                     CONTRACTS   PREMIUM
Options outstanding at October 31,
  2004                                      --   $    --
--------------------------------------------------------
Options--written                          (378)  (63,124)
--------------------------------------------------------
Options--expired                           378   (63,124)
--------------------------------------------------------
Options outstanding at October 31,
  2005                                      --   $    --
--------------------------------------------------------

NOTE 7--FUND ACQUISITIONS:

On February 4, 2005, the Fund acquired the assets, including investments, and assumed the identified liabilities of MainStay Research Value Fund.

This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of the Fund immediately before the acquisition was $726,266,628 and the combined net assets after the acquisition was $787,839,551.

The acquisition was accomplished by a tax-free exchange of the following:

                                       SHARES         VALUE
MainStay Research Value Fund
-----------------------------------------------------------
Class A                             2,056,326   $23,895,074
-----------------------------------------------------------
Class B                             2,298,713    25,696,672
-----------------------------------------------------------
Class C                             1,071,990    11,981,177
-----------------------------------------------------------

                                                    www.MAINSTAYfunds.com     21

In exchange for the Mainstay Research Value Fund shares and net assets, the Fund issued the following number of shares:


                                                      SHARES
Class A                                            1,213,851
------------------------------------------------------------
Class B                                            1,307,962
------------------------------------------------------------
Class C                                              610,075
------------------------------------------------------------

MainStay Research Value Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net investment income:


                                                                                                  ACCUMULATED    UNDISTRIBUTED
                                                      TOTAL NET                     UNREALIZED   NET REALIZED   NET INVESTMENT
                                                         ASSETS   CAPITAL STOCK   APPRECIATION           LOSS           INCOME
MainStay Research Value Fund                        $61,572,923    $59,338,513    $10,409,157    $(8,174,888)    $       151
------------------------------------------------------------------------------------------------------------------------------



NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $297,310 and $390,005, respectively.

NOTE 9--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended October 31, 2005.


NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C
Shares sold                                1,181     1,222        79
---------------------------------------------------------------------
Shares issued in connection with
  acquisition of MainStay Research Value
  Fund(b)                                  1,214     1,308       610
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                  51        20        --(a)
---------------------------------------------------------------------
                                           2,446     2,550       689
---------------------------------------------------------------------
Shares redeemed                           (2,491)   (5,341)     (252)
---------------------------------------------------------------------
Net increase (decrease)                      (45)   (2,791)      437
---------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                  --         --        688
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 --(a)      --(a)       3
-----------------------------------------------------------------------
                                             --(a)      --(a)     691
-----------------------------------------------------------------------
Shares redeemed                              --         --       (388)
-----------------------------------------------------------------------
Net increase                                 --(a)      --(a)     303
-----------------------------------------------------------------------

 22   MainStay Value Fund

                                                  YEAR ENDED
                                               OCTOBER 31, 2004
                                          CLASS A   CLASS B   CLASS C
Shares sold                                1,298     1,650       95
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                  19        31       --(a)
---------------------------------------------------------------------
                                           1,317     1,681       95
---------------------------------------------------------------------
Shares redeemed                           (1,664)   (4,712)     (40)
---------------------------------------------------------------------
Net increase (decrease)                     (347)   (3,031)      55
---------------------------------------------------------------------

                                                  PERIOD ENDED
                                                OCTOBER 31, 2004
                                           CLASS     CLASS      CLASS
                                            I*        R1*        R2*
Shares sold                                  --(a)      --(a)     362
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 --         --         --
-----------------------------------------------------------------------
                                             --(a)      --(a)     362
-----------------------------------------------------------------------
Shares redeemed                              --         --        (98)
-----------------------------------------------------------------------
Net increase                                 --(a)      --(a)     264
-----------------------------------------------------------------------

*   Commenced operations on January 2, 2004.
(a) Less than one-thousand.
(b) On February 4, 2005, and pursuant to shareholder approval, the assets of the MainStay Research Value Fund were acquired by the Fund.

NOTE 11--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. The amount paid to the MainStay Value Fund was $374,000. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Value Fund of The MainStay Funds as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 24   MainStay Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.


Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.


The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).

        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).

        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).

        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).

        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.

        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.

        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     25

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Value Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and Subadvisor have provided historically to the Fund, and also generally to other series of the Trust. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Trustees also considered information contained in management presentations to the Board's Performance Committee over the course of the past year. The Board's decision took account of, among other things, the Fund's underperformance when compared over several time periods with funds concluded by Trustees to be peers of the Fund, as well as steps the Subadvisor had taken to improve performance.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees reviewed information about the compensation structure for portfolio managers employed by the Manager and assessed whether that structure appears to align portfolio manager compensation with the long-term objectives of the Fund's shareholders. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the

 28   MainStay Value Fund

Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees noted that the Fund's contractual management fee had been reduced in accordance with the terms of the breakpoint schedule applicable to the Fund. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of the Fund and a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager or Subadvisor about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager and Subadvisor for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's historical and proposed contractual and net management fees, its gross and net expense ratio, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationships among the Manager, the Subadvisor and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the manager. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees and the Fund's anticipated net expense level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     29

FEDERAL INCOME TAX INFORMATION--UNAUDITED

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2006, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2005. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2005.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 30   MainStay Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     31

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A07987         (RECYCLE SYMBOL)       MS225-05                 MSV11-12/05

(MAINSTAY LOGO)

                    MAINSTAY
                    LARGE CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2005

                       This page intentionally left blank

 2   MainStay Large Cap Growth Fund

MESSAGE FROM
THE PRESIDENT

During the 12 months ended October 31, 2005, most domestic and international stock markets provided positive overall returns. In the United States, mid-capitalization stocks outperformed small- and large-cap issues, and investors tended to prefer value stocks over growth stocks at all capitalization levels.

The U.S. economy continued to advance throughout the reporting period, with positive growth in gross domestic product and gradually improving labor-market conditions. In August and September 2005, devastating hurricanes pummeled the Gulf region, destroying homes, flooding coastal cities, and taking hundreds of lives. At MainStay, we wish to express our heartfelt concern for the millions of people who were adversely affected by these natural disasters.

At the end of August, crude-oil prices rose to record levels when rigs and refineries in the Gulf region faced hurricane-related setbacks. Higher oil and natural gas prices benefited stocks in the energy sector, but raised concerns about inflation. To keep the economy on track and inflation at bay, the Federal Open Market Committee raised the targeted federal funds rate eight times during the reporting period, with a 25-basis-point increase on each occasion. At the end of October 2005, the federal funds target rate stood at 3.75%, its highest level in more than four years.

Since the economy and the markets are constantly changing, managing investments is a complex task. Fortunately, each MainStay Fund pursues its objective with the help of a well-defined investment approach that the portfolio managers seek to apply with discipline, care, and consistency.

At MainStay, we take pride in offering a wide range of Funds suited to the needs of different types of investors. During the reporting period, MainStay introduced four new Asset Allocation Funds, each with a distinct risk/reward profile.

The report that follows takes a closer look at the specific securities and decisions that affected your MainStay Fund investment during the 12 months ended October 31, 2005. We hope that you will review the report carefully to gain greater insight into your Fund's performance, holdings, and management style.

Sincerely,


/s/ Christopher O. Blunt


Christopher O. Blunt
President

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Message from the President                                                     3
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          4
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       24

Trustees and Officers                                                         25
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     28
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                          30
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

MainStay Funds                                                                31

                                                     www.MAINSTAYfunds.com     3

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        7.91%  -4.24%  5.90%
Excluding sales charges  14.19   -3.15   6.50

(LINE GRAPH FOR CLASS A SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/95                                                   9450                       10000                       10000
                                                          11021                       12205                       12410
                                                          12600                       15924                       16394
                                                          14395                       19848                       20000
                                                          17233                       26646                       25134
                                                          20825                       29132                       26665
                                                          14171                       17495                       20024
                                                          11698                       14063                       16999
                                                          14472                       17131                       20535
                                                          15541                       17710                       22470
10/31/05                                                  17747                       19271                       24429

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        8.41%  -4.25%  5.72%
Excluding sales charges  13.41   -3.86   5.72

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/95                                                  10000                       10000                       10000
                                                          11575                       12205                       12410
                                                          13135                       15924                       16394
                                                          14894                       19848                       20000
                                                          17696                       26646                       25134
                                                          21225                       29132                       26665
                                                          14335                       17495                       20024
                                                          11745                       14063                       16999
                                                          14422                       17131                       20535
                                                          15371                       17710                       22470
10/31/05                                                  17433                       19271                       24429

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       12.41%  -3.86%  5.72%
Excluding sales charges  13.41   -3.86   5.72

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/95                                                  10000                       10000                       10000
                                                          11575                       12205                       12410
                                                          13135                       15924                       16394
                                                          14894                       19848                       20000
                                                          17696                       26646                       25134
                                                          21225                       29132                       26665
                                                          14335                       17495                       20024
                                                          11745                       14063                       16999
                                                          14422                       17131                       20535
                                                          15371                       17710                       22470
10/31/05                                                  17433                       19271                       24429

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 4   MainStay Large Cap Growth Fund

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         14.74%  -2.86%  6.80%

(LINE GRAPH FOR CLASS I IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/95                                                  10000                       10000                       10000
                                                          11691                       12205                       12410
                                                          13400                       15924                       16394
                                                          15348                       19848                       20000
                                                          18419                       26646                       25134
                                                          22314                       29132                       26665
                                                          15222                       17495                       20024
                                                          12597                       14063                       16999
                                                          15624                       17131                       20535
                                                          16820                       17710                       22470
10/31/05                                                  19300                       19271                       24429

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         14.26%  -3.02%  6.66%

(LINE GRAPH FOR CLASS R1 IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/95                                                  10000                       10000                       10000
                                                          11680                       12205                       12410
                                                          13373                       15924                       16394
                                                          15302                       19848                       20000
                                                          18345                       26646                       25134
                                                          22203                       29132                       26665
                                                          15131                       17495                       20024
                                                          12509                       14063                       16999
                                                          15499                       17131                       20535
                                                          16669                       17710                       22470
10/31/05                                                  19047                       19271                       24429

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         13.93%  -3.27%  6.38%

(LINE GRAPH FOR CLASS R2 IN $)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/95                                                  10000                       10000                       10000
                                                          11650                       12205                       12410
                                                          13307                       15924                       16394
                                                          15188                       19848                       20000
                                                          18163                       26646                       25134
                                                          21927                       29132                       26665
                                                          14906                       17495                       20024
                                                          12292                       14063                       16999
                                                          15192                       17131                       20535
                                                          16298                       17710                       22470
10/31/05                                                  18569                       19271                       24429

                                           ONE     FIVE     TEN
BENCHMARK PERFORMANCE                      YEAR    YEARS   YEARS
-----------------------------------------------------------------

Russell 1000(R) Growth Index(1)            8.81%   -7.93%   6.78%
S&P 500(R) Index(2)                        8.72    -1.74    9.34
Average Lipper large-cap growth fund(3)   10.06    -7.15    6.48

Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. From inception (7/1/95) through 3/31/05, performance for MainStay Large Cap Growth Fund Class A shares (first offered 4/1/05) includes the historical performance of FMI Winslow Growth Fund adjusted to reflect the applicable sales charge and fees and expenses for Class A shares. From inception (7/1/95) through 3/31/05, performance for Class B, C, and I shares (first offered 4/1/05), includes the performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class B, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.MAINSTAYfunds.com     5

Prior to the reorganization, FMI Winslow Growth Fund had no sales charge and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund are currently capped at 1.40%. Fund performance for all shares classes prior to 4/1/05 has not been adjusted to reflect the current expense cap; had it been, the performance shown would have been lower.
1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly into an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Effective 6/29/05, MainStay Blue Chip Growth Fund, which had assets of $234.1 million, merged into MainStay Large Cap Growth Fund, which had assets of $16.5 million. Performance for MainStay Large Cap Growth Fund includes the performance history of FMI Winslow Growth Fund from inception (7/1/95) through 3/31/05, during which time FMI Winslow Growth Fund's asset size generally was in the range of $4 million to $52 million. Performance history shown for MainStay Large Cap Growth Fund through 3/31/05, therefore, reflects performance of a much smaller portfolio than the current MainStay Large Cap Growth Fund. Performance shown may not be indicative of what performance would have been had the portfolio been larger.

THE DISCLOSURE AND FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2005, to October 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1 through October 31, 2005.

This example illustrates your Fund's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six months ended October 31,2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ENDING ACCOUNT                        ENDING ACCOUNT
                                                       VALUE (BASED                          VALUE (BASED
                                      BEGINNING         ON ACTUAL          EXPENSES        ON HYPOTHETICAL        EXPENSES
                                       ACCOUNT         RETURNS AND           PAID           5% RETURN AND           PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/05            10/31/05          PERIOD(1)           10/31/05           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,123.60           $ 7.49            $1,018.25            $ 7.12
---------------------------------------------------------------------------------------------------------------------------


CLASS B SHARES                        $1,000.00         $1,119.55           $11.49            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,119.85           $11.49            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,128.80           $ 3.22            $1,022.00            $ 3.06
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,124.70           $ 3.75            $1,021.50            $ 3.57
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,122.75           $ 5.08            $1,020.25            $ 4.84
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Class A and 2.15% for Class B and Class C, 0.60% for Class I, 0.70% for Class R1 and 0.95% for Class R2) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period). The Fund changed its fiscal year end and from June 30 to October 31, 2005. Expenses for the six-month period ended October 31, 2005 were estimated using the actual returns for the four-month period from July 1, 2005 to October 31, 2005.

                                                     www.MAINSTAYfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2005

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    96.6
Short-Term Investments (collateral from securities lending                        4.7
  is 4.7%)
Liabilities in Excess of Cash and Other Assets                                   (1.3)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Caremark Rx, Inc.
 2.  UnitedHealth Group, Inc.
 3.  Google, Inc., Class A
 4.  General Electric Co.
 5.  XTO Energy, Inc.
 6.  Procter & Gamble Co. (The)
 7.  Microsoft Corp.
 8.  QUALCOMM, Inc.
 9.  SLM Corp.
10.  Fisher Scientific International, Inc.

 8   MainStay Large Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc.

CAN YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

The Fund invests in companies that have the potential for above-average future earnings growth. Under normal circumstances, the Fund invests at least 80% of its total assets in large-capitalization companies. These companies have a market capitalization in excess of $4.0 billion at the time of purchase and generally have improving financial returns. In implementing this strategy, we look for companies that we believe have attractive attributes, such as consistent and sustainable future growth of revenue and earnings, low financial leverage with strong cash flow, high return on equity and a low debt-to-total-capital ratio, management focused on shareholder value, and market dominance. We use a "bottom-up" investment approach, basing investment decisions on company specific factors, not general economic conditions. We also employ strict sell disciplines.

On April 1, 2005, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Class B, C, I, R1, and R2 shares were subsequently added. Effective June 29, 2005, MainStay Blue Chip Growth Fund merged into MainStay Large Cap Growth Fund. The Fund is subadvised by Winslow Capital Management.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

The market rose during the last two months of 2004, as investors' summer worries about macro factors such as economic growth, corporate earnings, inflation, and interest rates lessened. During the first quarter of 2005, however, investor confidence waned amid growing concerns about climbing energy prices, rising inflation, higher interest rates, and slowing growth in corporate profits. This led to a pullback in stock prices and weak performance for the first three months of the year. In late spring 2005, investor sentiment improved when these worries began to seem excessive and stocks began to rise. This momentum carried over into the third calendar quarter, although stock prices took a step backward in October.

WHICH SECTORS AND INDIVIDUAL STOCKS WERE AMONG THE FUND'S STRONG PERFORMERS FOR THE YEAR ENDED OCTOBER 31, 2005?

We emphasize internal research and employ a bottom-up(1) stock-selection process to construct the Fund's portfolio. Since the Fund's sector weightings are primarily a residual of our individual stock deci-sions, sector results are less important to us than the performance of individual securities.

The Fund's best individual performers during the reporting period came from the health care, information technology, and energy sectors. New drug offerings and a favorable outlook helped Genentech advance strongly during the reporting period. The Fund's long-held position in pharmacy benefit manager Caremark Rx also showed excellent performance. In information technology, Google saw its earnings soar and the stock advanced on the continuing shift to online advertising. Another important contributor to Fund performance was Corning, which benefited from a strong position in flat-panel glass displays used in TVs and computer monitors. In the energy sector, XTO Energy continued to benefit from favorable growth in natural gas reserves and production and a sharp rise in the price of natural gas during the reporting period.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

In a surprise announcement in late February 2005, Biogen Idec withdrew a new drug that had carried high expectations. The withdrawal caused the company's share price to decline sharply. Since the withdrawal had removed the company's major source of growth potential, we sold the Fund's position in the stock.

Shares of Internet-auction giant eBay had an excellent run in calendar year 2004 and we reduced the Fund's position in mid-December 2004 on concerns about the stock's high valuation. When eBay announced a slightly below-consensus earnings outlook for 2005, the stock price weakened and we reduced the Fund's position to control risk.


Typically, the subadvisor intends to invest substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
1. With bottom-up stock selection, securities are evaluated on their individual merits, which may include fundamental characteristics, quantitative measures, or both. The process differs from top-down stock selection, which uses broad economic, market, or industry considerations to narrow a portfolio's focus to specific areas or securities.

                                                     www.MAINSTAYfunds.com     9

Our confidence in Mercury Interactive, a software and services provider to the business technology-optimization marketplace, waned over the course of the reporting period, and we eliminated the holding from the Fund.

Zimmer Holdings, which designs and manufactures reconstructive orthopedic products, suffered from concerns about somewhat slower revenue growth. Although we have a positive long-term outlook for the company, we reduced the Fund's position to help control risk should the company's results fall short of our expectations.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We increased the Fund's energy weighting over the course of the reporting period. This occurred, in part, by adding to the Fund's position in Schlumberger, an international leader in oil services. When Proctor & Gamble proposed the acquisition of Gillette, we saw potential in the merger and took advantage of a price dip to add to the Fund's position in Procter & Gamble.

Since we believe that the managed-care industry has a favorable outlook, we purchased shares of WellPoint for the Fund. We also expect WellPoint to benefit from its recent merger with Anthem. In the telecommunication services sector, the Fund initiated a position in Mexico-based America Movil. The company is the fastest growing significant cell-phone operator in Latin America, where penetration levels remain relatively low. Another important purchase in health care was Alcon, a medical specialty company focused on eye care. The shares performed well from the time they were purchased through the end of the reporting period.

WHICH STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

In addition to the sales we previously mentioned, we eliminated American International Group because of legal and accounting uncertainties that developed during the reporting period. We also sold Royal Caribbean Cruises because rising oil costs were having a negative effect on the company's earnings growth. We eliminated the Fund's positions in Teva Pharmaceutical Industries and Manpower because of questions regarding earnings growth, and we sold the Fund's position in Univision when television-advertising sales showed less strength than we had expected.

WERE ANY ADJUSTMENTS MADE TO THE FUND'S SECTOR WEIGHTINGS?

Although sector weightings are primarily a residual of our bottom-up stock-selection process, we did make a few notable weighting changes during the reporting period. In information technology, the Fund increased its underweighted position relative to the Russell 1000(R) Growth Index to an overweighted position by the end of June. We took profits in several issues, which reduced the Fund's information technology weighting by the end of October.

The other notable change in the Fund's sector weightings occurred in the energy sector. The Fund increased its energy weighting to well above that of the Russell 1000(R) Growth Index in March. Although the size of the Fund's position was relatively modest during reporting period, strong stock selection helped the Fund's energy sector holdings outperform related stocks in the Index by a substantial margin.

The Fund's health care sector weighting remained essentially unchanged during the reporting period and was similar to the health care sector weighting in the Index. Even so, the Fund benefited from excellent stock selection. We continued to underweight major pharmaceutical companies because of slowing earnings growth. We overweighted the managed care industry (UnitedHealth Group and Well-Point), pharmacy benefit management (Caremark Rx), and device companies (St. Jude Medical and Medtronic). These decisions produced a sector total return for the Fund that was more than twice that of health care stocks in the Index.


2. See footnote on page 6 for more information on the Russell 1000(R) Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

 10   MainStay Large Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (96.6%)+
-----------------------------------------------------------------------------
BIOTECHNOLOGY (3.2%)
Amgen, Inc. (a)                                         68,000   $  5,151,680
Genentech, Inc. (a)                                     63,400      5,744,040
                                                                 ------------
                                                                   10,895,720
                                                                 ------------
CAPITAL MARKETS (5.5%)
Franklin Resources, Inc.                                75,700      6,689,609
Goldman Sachs Group, Inc. (The)                         69,600      8,795,352
Merrill Lynch & Co., Inc.                               52,600      3,405,324
                                                                 ------------
                                                                   18,890,285
                                                                 ------------
CHEMICALS (2.0%)
Ecolab, Inc. (b)                                        94,300      3,119,444
Monsanto Co.                                            58,700      3,698,687
                                                                 ------------
                                                                    6,818,131
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
Robert Half International, Inc. (b)                     89,700      3,308,136
                                                                 ------------

COMMUNICATIONS EQUIPMENT (8.4%)
Cisco Systems, Inc. (a)                                227,300      3,966,385
Comverse Technology, Inc. (a)                          143,700      3,606,870
Corning, Inc. (a)                                      179,100      3,598,119
Juniper Networks, Inc. (a)                             150,900      3,520,497
Motorola, Inc.                                         176,200      3,904,592
V  QUALCOMM, Inc.                                      259,700     10,325,672
                                                                 ------------
                                                                   28,922,135
                                                                 ------------
COMPUTERS & PERIPHERALS (2.1%)
Apple Computer, Inc. (a)                                64,900      3,737,591
Network Appliance, Inc. (a)                            131,400      3,595,104
                                                                 ------------
                                                                    7,332,695
                                                                 ------------
CONSUMER FINANCE (3.0%)
V  SLM Corp. (b)                                       183,800     10,206,414
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (4.5%)
Baker Hughes, Inc.                                     100,300      5,512,488
Halliburton Co.                                         57,200      3,380,520
Schlumberger Ltd.                                       73,000      6,626,210
                                                                 ------------
                                                                   15,519,218
                                                                 ------------
FOOD & STAPLES RETAILING (3.3%)
CVS Corp.                                              209,500      5,113,895
Walgreen Co.                                           137,600      6,251,168
                                                                 ------------
                                                                   11,365,063
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (7.8%)
Alcon, Inc.                                             26,100      3,468,690
V  Fisher Scientific International, Inc. (a)           156,100      8,819,650
Medtronic, Inc. (b)                                     75,000      4,249,500
St. Jude Medical, Inc. (a)                             142,200      6,835,554
Zimmer Holdings, Inc. (a)                               53,900      3,437,203
                                                                 ------------
                                                                   26,810,597
                                                                 ------------


                                                        SHARES          VALUE
HEALTH CARE PROVIDERS & SERVICES (10.3%)
V  Caremark Rx, Inc. (a)                               298,200   $ 15,625,680
V  UnitedHealth Group, Inc.                            242,700     14,049,903
WellPoint, Inc. (a)                                     74,200      5,541,256
                                                                 ------------
                                                                   35,216,839
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.8%)
Carnival Corp.                                         123,600      6,139,212
                                                                 ------------

HOUSEHOLD PRODUCTS (3.0%)
V  Procter & Gamble Co. (The)                          185,500     10,386,145
                                                                 ------------

INDUSTRIAL CONGLOMERATES (3.7%)
V  General Electric Co.                                370,000     12,546,700
                                                                 ------------

INTERNET & CATALOG RETAIL (1.5%)
eBay, Inc. (a)                                         128,300      5,080,680
                                                                 ------------

INTERNET SOFTWARE & SERVICES (5.3%)
V  Google, Inc. Class A (a)                             34,000     12,652,760
Yahoo!, Inc. (a)                                       145,900      5,393,923
                                                                 ------------
                                                                   18,046,683
                                                                 ------------
IT SERVICES (1.1%)
Paychex, Inc.                                           97,400      3,775,224
                                                                 ------------

MACHINERY (1.9%)
Danaher Corp. (b)                                      126,700      6,601,070
                                                                 ------------

MULTILINE RETAIL (2.7%)
Kohl's Corp. (a)                                       101,600      4,890,008
Target Corp.                                            78,800      4,388,372
                                                                 ------------
                                                                    9,278,380
                                                                 ------------
OIL & GAS (4.7%)
ConocoPhillips                                          72,800      4,759,664
V  XTO Energy, Inc.                                    265,666     11,545,844
                                                                 ------------
                                                                   16,305,508
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
Broadcom Corp. Class A (a)                              82,700      3,511,442
Linear Technology Corp.                                106,500      3,536,865
Maxim Integrated Products, Inc.                        147,500      5,115,300
                                                                 ------------
                                                                   12,163,607
                                                                 ------------
SOFTWARE (4.3%)
V  Microsoft Corp.                                     402,300     10,339,110
NAVTEQ Corp. (a)                                        33,500      1,310,520
SAP AG, Sponsored ADR (b)(c)                            75,700      3,250,558
                                                                 ------------
                                                                   14,900,188
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SPECIALTY RETAIL (5.6%)
Advance Auto Parts, Inc. (a)(b)                        139,750   $  5,240,625
Bed Bath & Beyond, Inc. (a)                            191,700      7,767,684
Lowe's Cos., Inc.                                      105,100      6,386,927
                                                                 ------------
                                                                   19,395,236
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Coach, Inc. (a)                                        114,400      3,681,392
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (1.5%)
Golden West Financial Corp. (b)                         86,600      5,086,018
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.8%)
Fastenal Co.                                            87,800      6,157,414
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (2.0%)
America Movil S.A. de C.V. Class L, ADR (c)            256,600      6,735,750
                                                                 ------------
Total Common Stocks
  (Cost $302,606,697)                                             331,564,440
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (4.7%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.082%, due 2/22/06 (d)(e)                        $  592,772        592,772
                                                                 ------------
Total Certificate of Deposit
  (Cost $592,772)                                                     592,772
                                                                 ------------
COMMERCIAL PAPER (0.3%)
Compass Securitization
  3.993%, due 11/22/05 (d)                             423,409        423,409
Falcon Asset Securitization Corp.
  4.026%, due 12/2/05 (d)                              254,045        254,045
Silver Tower U.S. Funding
  3.932%, due 11/15/05 (d)                             251,371        251,371
                                                                 ------------
Total Commercial Paper
  (Cost $928,825)                                                     928,825
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.1%)
BGI Institutional Money Market Fund (d)              3,861,625      3,861,625
                                                                 ------------
Total Investment Company
  (Cost $3,861,625)                                                 3,861,625
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (3.1%)
Bank of the West (The)
  4.02%, due 12/8/05 (d)                            $1,608,954   $  1,608,954
Barclays
  3.92%, due 12/5/05 (d)                               677,454        677,454
  3.94%, due 11/28/05 (d)                              762,136        762,136
Credit Suisse First Boston Corp.
  3.74%, due 11/1/05 (d)                               592,772        592,772
Deutsche Bank
  3.95%, due 12/2/05 (d)                               677,454        677,454
First Tennessee National Corp.
  3.88%, due 11/14/05 (d)                              677,454        677,454
Fortis Bank
  4.00%, due 12/12/05 (d)                              762,136        762,136
Halifax Bank of Scotland
  3.75%, due 11/1/05 (d)                               677,454        677,454
Keybank
  4.00%, due 11/1/05 (d)                               757,529        757,529
Marshall & Ilsley Bank
  3.97%, due 12/29/05 (d)                              677,454        677,454
Societe Generale
  3.77%, due 11/1/05 (d)                             1,439,590      1,439,590
UBS AG
  4.01%, due 12/13/05 (d)                              677,454        677,454
Wells Fargo & Co.
  4.00%, due 11/25/05 (d)                              677,454        677,454
                                                                 ------------
Total Time Deposits
  (Cost $10,665,295)                                               10,665,295
                                                                 ------------
Total Short-Term Investments
  (Cost $16,048,517)                                               16,048,517
                                                                 ------------
Total Investments
  (Cost $318,655,214) (f)                                101.3%   347,612,957(g)
Liabilities in Excess of
  Cash and Other Assets                                   (1.3)    (4,328,266)
                                                    ----------   ------------
Net Assets                                               100.0%  $343,284,691
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Floating rate. Rate shown is the rate in effect at October 31, 2005.
(f) The cost for federal income tax purposes is $319,841,884.
(g)  At October 31, 2005 net unrealized appreciation was
     $27,771,073, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,643,174 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,872,101.

 12   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $318,655,214) including
  $15,555,489 market value of securities
  loaned                                       $ 347,612,957
Cash                                               7,314,265
Receivables:
  Investment securities sold                       7,514,245
  Fund shares sold                                   539,888
  Dividends and interest                             147,911
Other assets                                          20,604
                                               -------------
    Total assets                                 363,149,870
                                               -------------
LIABILITIES:
Securities lending collateral                     16,048,517
Payables:
  Investment securities purchased                  2,834,982
  Transfer agent                                     345,672
  Fund shares redeemed                               257,697
  NYLIFE Distributors                                163,814
  Shareholder communication                           94,882
  Manager                                             57,793
  Professional                                        44,768
  Custodian                                            4,259
Accrued expenses                                      12,795
                                               -------------
    Total liabilities                             19,865,179
                                               -------------
Net assets                                     $ 343,284,691
                                               =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:
  Class A                                      $     135,449
  Class B                                            320,633
  Class C                                             15,173
  Class I                                            175,814
  Class R1                                                 4
  Class R2                                                 4
Additional paid-in capital                       483,566,477
Accumulated net realized loss on investments    (169,886,606)
Net unrealized appreciation on investments        28,957,743
                                               -------------
Net assets                                     $ 343,284,691
                                               =============
CLASS A
Net assets applicable to outstanding shares    $  71,859,338
                                               =============
Shares of beneficial interest outstanding         13,544,872
                                               =============
Net asset value per share outstanding          $        5.31
Maximum sales charge (5.50% of offering
  price)                                                0.31
                                               -------------
Maximum offering price per share outstanding   $        5.62
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 169,702,875
                                               =============
Shares of beneficial interest outstanding         32,063,263
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.29
                                               =============
CLASS C
Net assets applicable to outstanding shares    $   8,023,951
                                               =============
Shares of beneficial interest outstanding          1,517,260
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.29
                                               =============
CLASS I
Net assets applicable to outstanding shares    $  93,694,136
                                               =============
Shares of beneficial interest outstanding         17,581,375
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.33
                                               =============
CLASS R1
Net assets applicable to outstanding shares    $       2,198
                                               =============
Shares of beneficial interest outstanding                414
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.31
                                               =============
CLASS R2
Net assets applicable to outstanding shares    $       2,193
                                               =============
Shares of beneficial interest outstanding                414
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.30
                                               =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    13

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2005* AND THE YEAR ENDED JUNE 30, 2005

                                    OCTOBER 31,      JUNE 30,
                                          2005*          2005
INVESTMENT INCOME:
INCOME:
  Dividends (a)                     $  569,204    $    69,095
  Interest                              98,281          5,837
  Income from securities
    loaned--net                          7,092             --
                                    -----------   -----------
    Total income                       674,577         74,932
                                    -----------   -----------
EXPENSES:
  Manager                              838,898         76,091
  Transfer agent--Classes A, B and
    C                                  462,790         15,789
  Transfer agent--Class I                1,194             --
  Distribution--Class B                431,270          8,952
  Distribution--Class C                 19,561            623
  Distribution/Service--Class A         59,419          7,008
  Service--Class B                     143,757          2,984
  Service--Class C                       6,520            208
  Distribution/Service--Class R2             2              1
  Professional                          76,469         35,023
  Shareholder communication             41,405         51,404
  Trustees                              25,009          9,142
  Recordkeeping                         19,610          3,033
  Custodian                             16,344         11,955
  Registration                          11,395         15,985
  Portfolio pricing                      2,914             --
  Miscellaneous                          1,371          9,958
                                    -----------   -----------
    Total expenses before
      waiver/reimbursement           2,157,928        248,156
  Expense waiver/reimbursement
    from Manager                      (397,089)      (136,738)
                                    -----------   -----------
  Net expenses                       1,760,839        111,418
                                    -----------   -----------
Net investment loss                 (1,086,262)       (36,486)
                                    -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
  investments                       (1,170,546)       456,600
Net change in unrealized
  appreciation on investments       15,490,193     (1,598,830)
                                    -----------   -----------
Net realized and unrealized gain
  (loss) on investments             14,319,647     (1,142,230)
                                    -----------   -----------
Net increase (decrease) in net
  assets resulting from operations  $13,233,385   $(1,178,716)
                                    ===========   ===========

 * The Fund changed its fiscal year end from June 30 to October 31.

(a) Dividends recorded net of foreign withholding taxes in the amount of $3,790 and $222 for the period ended October 31, 2005 and the year ended June 30, 2005, respectively.

 14   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED OCTOBER 31, 2005* AND THE YEARS ENDED JUNE 30, 2005 AND JUNE 30, 2004

                                 OCTOBER 31,       JUNE 30,     JUNE 30,
                                       2005*           2005         2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss            $(1,086,262)   $    (36,486)  $  (35,407)
 Net realized gain (loss) on
  investments                    (1,170,546)        456,600      484,687
 Net change in unrealized
  appreciation (depreciation)
  on investments                 15,490,193      (1,598,830)     326,080
                                ----------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                     13,233,385      (1,178,716)     775,360
                                ----------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                        7,051,226       3,512,262      518,473
   Class B                        5,476,548       2,153,623           --
   Class C                        1,133,443         544,063           --
   Class I                       79,668,226      14,337,964           --
   Class R1                              --           2,075           --
   Class R2                              --           2,075           --
 Net asset value of shares
  issued in connection with
  acquisition of MainStay Blue
  Chip Growth Fund:
   Class A                      $        --    $ 59,916,067   $       --
   Class B                               --     167,355,893           --
   Class C                               --       6,736,178           --
                                ----------------------------------------
                                 93,329,443     254,560,200      518,473
 Cost of shares redeemed:
   Class A                       (5,441,061)     (1,379,081)    (339,697)
   Class B                      (11,565,371)       (217,268)          --
   Class C                         (635,320)        (44,709)          --
   Class I                       (2,242,075)        (60,723)          --
   Class R1                              --             (72)          --
   Class R2                              --             (72)          --
                                ----------------------------------------
                                (19,883,827)     (1,701,925)    (339,697)
    Increase in net assets
     derived from capital
     share transactions          73,445,616     252,858,275      178,776
                                ----------------------------------------
    Net increase in net assets   86,679,001     251,679,559      954,136

NET ASSETS:
Beginning of period             256,605,690       4,926,131    3,971,995
                                ----------------------------------------
End of period                   $343,284,691   $256,605,690   $4,926,131
                                ========================================

* The Fund changed its Fiscal year end from June 30 to October 31.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.MAINSTAYfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                CLASS A
                                ------------------------------------------------------------------------
                                  JULY 1,
                                   2005*
                                  THROUGH
                                OCTOBER 31,                        YEAR ENDED JUNE 30,
                                   2005           2005         2004        2003        2002        2001
Net asset value at beginning
  of period                       $  5.06        $  4.69      $ 3.96      $ 3.92      $ 5.07      $11.62
                                -----------      -------      ------      ------      ------      ------
Net investment loss (a)             (0.01)         (0.03)      (0.03)      (0.03)      (0.03)      (0.05)
Net realized and unrealized
  gain (loss) on investments         0.26           0.40        0.76        0.07       (1.12)      (1.94)
                                -----------      -------      ------      ------      ------      ------
Total from investment
  operations                         0.25           0.37        0.73        0.04       (1.15)      (1.99)
                                -----------      -------      ------      ------      ------      ------
Less distributions:
  From net realized gain on
    investments                        --             --          --          --          --       (4.56)
                                -----------      -------      ------      ------      ------      ------
Net asset value at end of
  period                          $  5.31        $  5.06      $ 4.69      $ 3.96      $ 3.92      $ 5.07
                                ===========      =======      ======      ======      ======      ======
Total investment return (c)          4.94% (d)      7.89%      18.43%       1.02%     (22.53%)    (20.54%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        (0.77%)+       (0.29%)     (0.77%)     (0.74%)     (0.73%)     (0.70%)
    Net expenses                     1.40% +        1.35%       1.30%       1.30%       1.30%       1.30%
    Expenses (before
      waiver/reimbursement)          1.77% +        3.01%       2.78%       3.17%       2.71%       1.87%
Portfolio turnover rate                29%            27%         94%        108%         71%        112%
Net assets at end of period
  (in 000's)                      $71,859        $67,000      $4,926      $3,972      $4,144      $5,860

                                        CLASS R1                       CLASS R2
                                -------------------------      -------------------------
                                  JULY 1,        APRIL 1,        JULY 1,        APRIL 1,
                                   2005*          2005**          2005*          2005**
                                  THROUGH        THROUGH         THROUGH        THROUGH
                                OCTOBER 31,      JUNE 30,      OCTOBER 31,      JUNE 30,
                                   2005            2005           2005            2005
Net asset value at beginning
  of period                        $5.06          $ 4.83         $ 5.05          $ 4.83
                                -----------      --------      -----------      --------
Net investment (loss) (a)           0.00(b)        (0.03)         (0.01)(b)       (0.03)
Net realized and unrealized
  gain (loss) on investments        0.25            0.26           0.26            0.25
                                -----------      --------      -----------      --------
Total from investment
  operations                        0.25            0.23           0.25            0.22
                                -----------      --------      -----------      --------
Less distributions:
  From net realized gain on
    investments                       --              --             --              --
Net asset value at end of
  period                           $5.31          $ 5.06         $ 5.30          $ 5.05
                                ===========      ========      ===========      ========
Total investment return (c)         4.94%(d)        4.76% (d)      4.95% (d)       4.55% (d)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.10%+         (0.38%)+       (0.51%)+        (0.63%)+
    Net expenses                    0.70%+          1.12% +        0.95% +         1.37% +
    Expenses (before
      waiver/reimbursement)         1.07%+          3.21% +        1.32% +         3.46% +
Portfolio turnover rate               29%             27%            29%             27%
Net assets at end of period
  (in 000's)                       $   2          $    2         $    2          $    2

 *   The Fund changed its fiscal year end from June 30 to October 31.
**   Commencement of operations
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(d)  Total return is not annualized.

 16   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

               CLASS B                          CLASS C                        CLASS I
     ----------------------------      -------------------------      -------------------------
       JULY 1,         APRIL 1,          JULY 1,        APRIL 1,        JULY 1,        APRIL 1,
        2005*           2005**            2005*          2005**          2005*          2005**
       THROUGH          THROUGH          THROUGH        THROUGH         THROUGH        THROUGH
     OCTOBER 31,       JUNE 30,        OCTOBER 31,      JUNE 30,      OCTOBER 31,      JUNE 30,
        2005             2005             2005            2005           2005            2005
      $   5.06         $   4.83          $ 5.05          $ 4.83         $  5.07        $  4.83
     -----------      -----------      -----------      --------      -----------      --------
         (0.03)            0.00(b)        (0.03)          (0.01)           0.00(b)       (0.01)
          0.26             0.23            0.27            0.23            0.26           0.25
     -----------      -----------      -----------      --------      -----------      --------
          0.23             0.23            0.24            0.22            0.26           0.24
     -----------      -----------      -----------      --------      -----------      --------
            --               --              --              --              --             --
     -----------      -----------      -----------      --------      -----------      --------
      $   5.29         $   5.06          $ 5.29          $ 5.05         $  5.33        $  5.07
     ===========      ===========      ===========      ========      ===========      ========
          4.55% (d)        4.76% (d)       4.75% (d)       4.55% (d)       5.13%(d)       4.97% (d)
         (1.52%)+         (1.41%)+        (1.52%)+        (1.41%)+         0.06%+        (0.28%)+
          2.15% +          2.15% +         2.15% +         2.15% +         0.60%+         1.02% +
          2.52% +          4.24% +         2.52% +         4.24% +         0.97%+         3.11% +
            29%              27%             29%             27%             29%            27%
      $169,703         $168,063          $8,024          $7,190         $93,694        $14,349

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
                                                     www.MAINSTAYfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Large Cap Growth Fund (the "Fund"), a diversified fund. The Fund commenced operations on April 1, 2005.

On March 31, 2005 the fund acquired all the net assets of the FMI Winslow Growth Fund (the "Winslow Fund"), a series of the FMI Mutual Funds, Inc., pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Winslow Fund on March 28, 2005. The acquisition was accomplished by the transfer of all the assets and liabilities of the Winslow Fund (valued at $5,417,292), to the Fund. Following the transfer, 1,122,224 shares of the Fund were distributed to shareholders in liquidation of the Winslow Fund in a tax free exchange for 1,122,224 shares of the Winslow Fund. The reorganization qualifies as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the portfolios or their shareholders. The Fund constitutes the surviving entity for financial reporting purposes; therefore, it is deemed the "accounting survivor" for the merger. The financial statements of the Fund (fiscal year end of October 31) reflect the historical financial highlights of the Winslow Fund (fiscal year end of June 30) prior to the reorganization.

On June 29, 2005, the Fund acquired substantially all the net assets of the MainStay Blue Chip Growth Fund, a series of the Trust, pursuant to an Agreement and Plan of Reorganization approved by the shareholders on June 27, 2005. The acquisition was accomplished by a transfer of all the assets and liabilities of the MainStay Blue Chip Growth Fund (valued at $234,008,138), to the Fund. Following the transfer, 45,899,942 shares of the Fund were distributed to shareholders in liquidation of the MainStay Blue Chip Growth Fund in a tax free exchange for 24,366,396 shares of the MainStay Blue Chip Growth Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the portfolios or their shareholders. The MainStay Blue Chip Growth Fund's net assets at the date of acquisition, including $15,306,040 and ($1,310,067) of unrealized appreciation (depreciation), respectively, ($168,915,585) of accumulated net realized loss and ($1,052,103) of undistributed net investment loss and ($846,002) of liabilities were combined with those of the MainStay Large Cap Growth Fund. The Fund constitutes the surviving entity for financial reporting purposes; therefore it is deemed the "accounting survivor" for the merger. Effective June 29, 2005, the Fund's operations are combined with that of the Mainstay Blue Chip Growth Fund in the accompanying Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

The Fund currently offers six classes of shares, Class A, Class B, Class C shares, Class I shares, Class R1 shares and Class R2 shares, whose distribution commenced on March 31, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to sales charge. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or independent third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by Board of Trustees to

 18   MainStay Large Cap Growth Fund
represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's principal market is temporarily closed at a time when under normal conditions it would be open. The Fund did not hold securities at October 31, 2005, that were valued in such manner.

(B) SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (see Note 7.)

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between net investment loss, accumulated net realized loss on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2005, are not affected.

    NET       ACCUMULATED NET   ADDITIONAL
 INVESTMENT    REALIZED LOSS      PAID-IN
    LOSS      ON INVESTMENTS      CAPITAL
 $1,086,262      $(35,290)      $(1,050,972)
 ------------------------------------------

The reclassification for the Fund is due to the reclassification of net operating losses that cannot be utilized for tax purposes.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the

                                                    www.MAINSTAYfunds.com     19
risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management, Inc. (the "Subadvisor"), is responsible for the day-to-day portfolio management of the Fund.

Prior to March 31, 2005, the Fund was advised by Fiduciary Management, Inc. ("FMI") and subadvised by the subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.80% on assets up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2.0 billion, 0.65% on assets from $2.0 billion up to $3.0 billion, and 0.60% on assets in excess of $3.0 billion. The Manager has also voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% on assets up to $250 million. Effective August 1, 2005, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.40% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2005, the Manager voluntarily agreed to waive other fees and/or reimburse the Fund so that total annual fund operating expenses would not exceed on an annualized basis 1.40% of the average daily net assets of the Class A shares, and such that there would be an equivalent reduction for the other classes of shares. For the period ended October 31, 2005, the manager earned from the Fund $838,898 and waived its fee and/or reimbursement expense in the amount of $397,089. For the period from March 31, 2005 through June 30, 2005, the Manager earned from the Fund $31,005 and waived its fee and/or reimbursed expenses in the amount of $82,942.

Prior to March 31, 2005, the Winslow Fund paid FMI a monthly fee for services performed at an annual percentage of 1% of the Fund's average daily net assets. FMI was contractually obligated to reimburse the Winslow Fund for expenses over 2.00% of the daily net assets of the Winslow Fund. In addition to the reimbursement required under the management agreement, FMI voluntarily reimbursed the Winslow Fund for expenses over 1.30% of the daily net assets of the Fund. For the period from July 1, 2004 through March 31, 2005, FMI earned from the Fund $37,572 and waived its fee and/or reimbursement expense in the amount of $53,796.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, dated April 1, 2005, the Manager paid the Subadvisor a monthly fee at an annual rate of the average daily net assets of all Winslow-serviced investment company assets managed by NYLIM, including the Fund as follows: 0.40% up to $250 million, 0.35% on assets from $250 million up to $500 million, 0.30% on assets from $500 million up to $750 million, 0.25% on assets from $750 million up to $1.0 billion, and 0.20% on assets in excess of $1.0 billion.

Prior to March 31, 2005, Winslow Capital Management, Inc., ("Winslow") served as sub-advisor to the Winslow Fund. FMI paid Winslow a fee of 0.75% of the Winslow Fund's management fee.

In addition, prior to March 31, 2005, pursuant to the terms of an administrative agreement with FMI, the Winslow Fund paid FMI a monthly administrative fee at the annual rate of 0.20% on the first $25.0 million of the Winslow Fund's daily net assets, 0.10% on the next $20.0 million of the Winslow Fund's daily net assets, and 0.05% over $45.0 million of the Winslow Fund's daily net assets, subject to a fiscal year minimum of $20,000. FMI voluntarily waived this minimum. For the year ended June 30, 2005, Administration fees of $7,514 are included in Management Fees in the accompanying Statement of Operations.

(B) DISTRIBUTION AND SERVICE FEES The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. Effective March 31, 2005, the Fund, with respect to each class of shares other than Class I shares, has adopted distribution

 20   MainStay Large Cap Growth Fund
plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B, Class C and Class R2 shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder service fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

Prior to March 31, 2005, the Winslow Fund had entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provided that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund's daily net assets or the actual distribution cost incurred during the year.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $14,810 for the period ended October 31, 2005. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $1,334, $89,100 and $741, respectively, for the period ended October 31, 2005.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Effective March 31, 2005, NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") pursuant to which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses paid to NYLIM for the period ended October 31, 2005 and the period from March 31, 2005 through June 30, 2005 were $463,984 and $4,189, respectively.

Prior to March 31, 2005, Transfer Agent expenses paid to U.S. Bancorp Fund Services, LLC for the period July 1, 2004 through March 31, 2005 were $11,600.

(E) NON-INTERESTED TRUSTEES FEES. Non-Interested Trustees are paid an annual retainer fee of $45,000, $2,000 for each Board meeting, $1,000 for each Committee meeting and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee is also paid an annual retainer fee of $20,000. The Audit and Compliance Committee Chairman receives an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each receive an additional $1,000 for each meeting of the Brokerage and Expense Committee, Operations Committee and Performance Committee attended, respectively. In addition, each Non-Interested Trustee is paid $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, effective March 31, 2005, the Fund only pays a portion of the fees identified above.

(F) OTHER. Pursuant to the Management Agreement, fees for the cost of legal services, included in Professional fees as shown on the Statement of Operations, provided to the Fund by the Office of the General Counsel of NYLIM amounted to $6,032 for the period ended October 31, 2005. Legal fees paid for the period March 31, 2005 through June 30, 2005 and the period July 1, 2004 through March 31, 2005 were $5,814 and $15,881, respectively.

Effective March 31, 2005, the Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $19,610 for the period ended October, 2005 and $3,033 for the period from March 31, 2005 through June 30, 2005.

NOTE 4--CUSTODIAN:

Investors Bank & Trust Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Formerly, The Bank of New York acted as custodian for the Fund.

                                                    www.MAINSTAYfunds.com     21

NOTE 5--FEDERAL INCOME TAX:

As of October 31, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

 UNDISTRIBUTED    ACCUMULATED    UNDISTRIBUTED                      TOTAL
   ORDINARY         CAPITAL        LONG TERM      UNREALIZED     ACCUMULATED
    INCOME          LOSSES       CAPITAL GAINS   APPRECIATION       LOSS
    $42,026      $(168,901,948)    $159,986      $27,771,073    $(140,928,863)
 ----------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals.

At October 31, 2005, for federal income tax purposes, capital loss carryforwards of $168,901,948 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2007                 $  9,625
               2008                   99,425
               2009                   53,277
               2010                    5,418
               2013                    1,157
       -------------------------------------------
                                    $168,902
       -------------------------------------------

NOTE 6--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period ended October 31, 2005, purchases and sales of securities, other than short-term securities, were $159,219 and $86,396, respectively. During the year ended June 30, 2005, purchase and sales of securities, other than short term securities, were $18,178 and $6,595, respectively.

NOTE 7--PORTFOLIO SECURITIES LOANED:

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $15,555,489. The Fund received $16,048,517 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Pursuant to Rule 2a-7, securities purchased with collateral received are valued at amortized cost.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the period ended October 31, 2005 or for the year ended June 30, 2005.

NOTE 9 --CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                                 PERIOD ENDED
                                               OCTOBER 31, 2005*
                                          CLASS A   CLASS B   CLASS C

Shares sold                                1,344     1,043      215
---------------------------------------------------------------------
Shares redeemed                           (1,037)   (2,206)    (121)
---------------------------------------------------------------------
Net increase (decrease)                      307    (1,163)      94
---------------------------------------------------------------------

                                                  PERIOD ENDED
                                                OCTOBER 31, 2005*
                                          CLASS I   CLASS R1   CLASS R2

Shares sold                               15,177      --         --
-----------------------------------------------------------------------
Shares redeemed                             (428)     --         --
-----------------------------------------------------------------------
Net increase                              14,749      --         --
-----------------------------------------------------------------------

                                                    YEAR ENDED
                                                   JUNE 30, 2005
                                          CLASS A   CLASS B**   CLASS C**

Shares sold                                  714        439        110
-------------------------------------------------------------------------
Shares acquired in connection with the
  acquisition of MainStay Blue Chip
  Growth Fund (a)                         11,748     32,830      1,322
-------------------------------------------------------------------------
                                          12,462     33,269      1,432
-------------------------------------------------------------------------
Shares redeemed                             (274)       (43)        (9)
-------------------------------------------------------------------------
Net increase                              12,188     33,226      1,423
-------------------------------------------------------------------------

                                                      YEAR ENDED
                                                     JUNE 30, 2005
                                          CLASS I**   CLASS R1**   CLASS R2**

Shares sold                                 2,845        429          429
-----------------------------------------------------------------------------
Shares redeemed                               (13)       (15)         (15)
-----------------------------------------------------------------------------
Net increase                                2,832        414          414
-----------------------------------------------------------------------------

 22   MainStay Large Cap Growth Fund

                                            YEAR ENDED
                                          JUNE 30, 2004
                                             CLASS A
Shares sold                                  120,700
--------------------------------------------------------
Shares redeemed                              (75,339)
--------------------------------------------------------
Net increase                                  45,361
--------------------------------------------------------

*  The fund changed it fiscal year end from June 30 to October 31.
**  Commenced operations on April 1, 2005.
(a) On June 29, 2005 and pursuant to shareholder approval, the assets of the MainStay Blue Chip Growth Fund were acquired by the Fund.

NOTE 10--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. As previously reported in response to those requests for information and, as noted in the notes to the year-end 2004 financial statements of each fund of the Trust, NYLIM had been a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003. NYLIM and the Trustees of the Trust have reviewed the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.9 million to nine MainStay funds. No payment was made with respect to the MainStay Large Cap Growth Fund. NYLIM has also agreed to reimburse or pay all expenses relating to the Board of Trustees' review of this matter and has paid substantially all of the costs associated with the other regulatory matters described in this note.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

                                                    www.MAINSTAYfunds.com     23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for the four-month period ended October 31, 2005 and the year ended June 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2004, and the financial highlights for the years presented through June 30, 2004, were audited by other auditors, whose report dated August 4, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2005, and the results of its operations, the changes in its net assets and financial highlights for the four-month period ended October 31, 2005 and the year ended June 30, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2005

 24   MainStay Large Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        GARY E.           Chairman since 2002,   Chief Executive Officer, Chairman, and            58           None
        WENDLANDT         Chief Executive        Manager, New York Life Investment
        10/8/50           Officer since 2004,    Management LLC (including predecessor
                          and Trustee since      advisory organizations) and New York
                          2000                   Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, and NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chairman, Chief Executive Officer, and
                                                 Director, MainStay VP Series Fund, Inc.
                                                 (21 portfolios); Chief Executive
                                                 Officer, Eclipse Funds (3 Portfolios)
                                                 and Eclipse Funds Inc. (15 Portfolios)
                                                 (since June 2005); Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        CHARLYNN GOINS    Trustee since 2001     Retired. Consultant to U.S. Commerce              19           None
        9/15/42                                  Department, Washington, DC (1998 to
                                                 2000).
        -----------------------------------------------------------------------------------------------------------------------
        EDWARD J. HOGAN   Trustee since 1996     Rear Admiral U.S. Navy (Retired);                 19           None
        8/17/32                                  Independent Management Consultant (1997
                                                 to 2002).
        -----------------------------------------------------------------------------------------------------------------------
        TERRY L. LIERMAN  Trustee since 1991     Community Volunteer; Chairman,                    19           None
        1/4/48                                   Smartpaper Networks Corporation
                                                 (communications); Partner, Health
                                                 Ventures LLC (2001 to 2005); Vice Chair,
                                                 Employee Health Programs (1990 to 2002);
                                                 Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Trustee since 1997     Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN                                Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group, Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------

        DONALD E.         Trustee since 1994     Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         and Lead Non-          Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Interested Trustee     firm); President, PaineWebber Group                            Corporation;
                          since 2000             (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.MAINSTAYfunds.com     25

                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        RICHARD S.        Trustee since 1994     Chairman, Somerset Group (financial               19           None
        TRUTANIC                                 advisory firm); Managing Director and
        2/13/52                                  Advisor, The Carlyle Group (private
                                                 investment firm) (2001 to 2004); Senior
                                                 Managing Director, Groupe Arnault
                                                 (private investment firm) (1999 to
                                                 2001).
        -----------------------------------------------------------------------------------------------------------------------

                          POSITION(S) HELD WITH                                             NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OVERSEEN BY OFFICER  HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel, and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC,
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, Eclipse
                                                 Funds, Eclipse Funds Inc., MainStay VP
                                                 Series Fund, Inc., and McMorgan Funds;
                                                 Managing Director and Senior Counsel,
                                                 Lehman Brothers Inc. (October 1998 to
                                                 December 1999); General Counsel and
                                                 Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to September 1998).
        ------------------------------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Director and Manager of Fund Accounting            64           None
        ARIZMENDI         Principal Financial    and Administration, New York Life
        10/26/56          and Accounting         Investment Management LLC (since March
                          Officer since 2005     2003); Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series
                                                 Fund, Inc., and McMorgan Funds (since
                                                 December 2005); Assistant Treasurer, The
                                                 MainStay Funds, Eclipse Funds, Eclipse
                                                 Funds Inc., MainStay VP Series Fund,
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        ------------------------------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life            37           None
        BLUNT                                    Investment Management LLC and New York
        5/13/62                                  Life Investment Management Holdings LLC
                                                 (since July 2004); Manager and Executive
                                                 Vice President, NYLIM Product
                                                 Distribution, NYLIFE Distributors LLC
                                                 (since January 2005); Chairman, NYLIM
                                                 Service Company LLC (since March 2005);
                                                 Chairman and Class C Director, New York
                                                 Life Trust Company, FSB (since December
                                                 2004); Chairman, New York Life Trust
                                                 Company (since February 2005); President,
                                                 Eclipse Funds and Eclipse Funds Inc.
                                                 (since June 2005); Chairman and Chief
                                                 Executive Officer, Giving Capital, Inc.
                                                 (2001 to June 2004); Chief Marketing
                                                 Officer--Americas, Merrill Lynch
                                                 Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors
                                                 (1999 to 2001).
        ------------------------------------------------------------------------------------------------------------------------

 26   MainStay Large Cap Growth Fund

                          POSITION(S) HELD                                                  NUMBER OF FUNDS
                          WITH                                                              IN FUND COMPLEX      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                    OVERSEEN BY          DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                     OFFICER              HELD BY OFFICER
        ------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice President--
                                                 Administration, MainStay VP Series Fund,
                                                 Inc., Eclipse Funds, and Eclipse Funds
                                                 Inc. (since June 2005).
        ------------------------------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Managing Director and Chief Compliance             58           None
        MICUCCI           Compliance since 2004  Officer, New York Life Investment
        12/16/65                                 Management LLC (June 2003 to present);
                                                 Chief Compliance Officer, New York Life
                                                 Investment Management Holdings LLC (June
                                                 2003 to present); Managing Director,
                                                 Compliance, NYLIFE Distributors LLC; Vice
                                                 President--Compliance, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August
                                                 2002).
        ------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General            58           None
        MORRISON                                 Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Secretary, Eclipse
                                                 Funds, Eclipse Funds Inc., and MainStay
                                                 VP Series Fund, Inc.; Chief Legal
                                                 Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential
                                                 Insurance Company of America (2000 to
                                                 June 2004).
        ------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance            58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, New
                                                 York Life Trust Company, FSB, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 and NYLIFE Securities Inc.; Vice
                                                 President, Tax, NYLIFE Distributors LLC;
                                                 Tax Vice President, New York Life
                                                 International, LLC, New York Life Trust
                                                 Company, and NYLIM Service Company LLC;
                                                 Vice President--Tax, Eclipse Funds,
                                                 Eclipse Funds Inc., and MainStay VP
                                                 Series Fund, Inc.
        ------------------------------------------------------------------------------------------------------------------------

                                                    www.MAINSTAYfunds.com     27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

In connection with the renewal of the Fund's Management Agreement and Subadvisory Agreement, the Board of Trustees requested and received from the Manager and Subadvisor, and reviewed, a wide variety of information. The Trustees also requested and received information from outside data providers and information and analysis from a third party consultant. The Trustees considered various industry and regulatory trends in their deliberations. In considering approval of these Agreements, and in evaluating the fairness of the compensation to be paid by the Fund, the Trustees met a number of times as a full Board and in executive sessions of only the Non-Interested Trustees to discuss the Board's consideration of the approval of the Agreements, and took into account a number of factors, as discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager has provided historically to the Fund, and also generally to other series of the Trust, and the services provided over a shorter term by the Subadvisor to the Fund. The Manager's services to the Trust have included investment management services, including the selection and supervision of portfolio managers or subadvisers, and administrative services, including interacting with other service providers to the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Fund filings, and other administrative services. The Subadvisor's services have included, among other things, providing the day-to-day management of the portfolio, providing reports to the Manager, and reviewing certain aspects of Fund filings. The Trustees considered, among other things, the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. In considering the Manager's and Subadvisor's practices relating to best execution of portfolio trades, the Board reviewed reports of the Fund's Brokerage Committee including with respect to analysis prepared by Plexus Group. The Trustees noted that the Fund's assets represented a significant portion of the Subadvisor's assets under management. The Trustees considered the Manager's supervision of the Fund's service providers and its attention to the compliance program of the Trust, the Manager, the Subadvisor and certain other service providers, as well as the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable conclusions of financial services research firm DALBAR Inc. of the services, investor complaint levels, and communications that NYLIM Service Company LLC ("NYLIM Service"), an affiliate of the Manager, has provided to Trust shareholders. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and Subadvisor were such that, in the context of the Board's overall review of various factors, the Agreements should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of multiple groups of funds the Trustees concluded were comparable to the Fund. In conducting this review, the Trustees relied in part on information provided by outside data providers and were assisted in their analysis by a third party consultant. The Board's decision took account of, among other things, the Fund's favorable recent performance, and noted the Subadvisor's favorable performance as manager of FMI Winslow Growth Fund before it was reorganized with and into the Fund.

The Trustees considered the cost to the Manager of the Agreements and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods; in assessing the cost the Trustees used the services of a third party consultant, which, among other things, reviewed allocations of various costs made by the Manager among the Fund and other clients of the Manager. The information reviewed by the Board included information about the general costs to the Manager and its affiliates of subsidizing expenses for some smaller series of the Trust pending the growth of their assets. The Trustees noted the Manager's agreement to limit the Fund's net expenses to a certain level with respect to the Fund, with the expectation that the Manager intended, over time, to implement measures designed to reduce the Trust's transfer agency fees. The Trustees considered certain benefits expected for, and risks borne by, the Manager and its affiliates, including benefits from soft dollar arrangements. The Trustees considered the services provided to the Fund by affiliates of the Manager, NYLIFE Distributors and NYLIM Service, under other agreements, and the benefits to the Manager and its affiliates from those relationships. The information provided to the Trustees indicated that the profitability to the Manager and its affiliates arising directly from those other agreements was not excessive. The Trustees acknowledged certain benefits to the reputation of the Manager and its affiliates, as well to that of the Trust, from their association with each other.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund grows, or as the Trust grows overall, noting in particular the Manager's plans for marketing and distributing shares of various series of the Trust. They noted the Manager's willingness to implement contractual breakpoints, and that the contractual breakpoints in place for the management fee were intended to provide that the Fund's shareholders would share in benefits from economies of scale arising from the growth of Fund assets. The Trustees noted that the Fund's contractual management fee

 28   MainStay Large Cap Growth Fund
had been reduced in accordance with the terms of the breakpoint schedule applicable to the Fund. Acknowledging the difficulty of forecasting economies of scale, the Trustees generally expressed an intention to monitor the Manager's profitability and consider the application of fee breakpoints or other appropriate measures as the Board may determine from time to time. The Trustees reviewed historical information about changes in the Fund's expense and asset levels over time, as well as information about certain Fund expenses that would remain fixed even as Fund assets increase and, therefore, provide the Fund with benefits from economies of scale as the Fund grows. The Trustees noted that, to the extent the Fund's gross expenses currently are higher than its net expenses, economies of scale achieved through an increase in the Fund's assets might not directly benefit the Fund through lower net expenses. The Trustees considered various information about transfer agency expenses, including information showing that transfer agency fees of a significant number of series of the Trust (although not every such series or with respect to every share class of each series) tended to be high, when aggregated and expressed as a percentage of the assets of certain series, compared to the mutual fund industry average according to certain studies reviewed by the Board and, therefore, adversely affected gross expense ratios. The Board received information about potential effects on the Manager were it to subsidize certain portions of the Trust's transfer agency fees. The Trustees noted that a significant number of shareholders of the Trust's series had small amounts invested in the series, and have considered measures intended to increase average shareholder account size and/or otherwise reduce the Trust's transfer agency fees and expenses, including steps that the Manager has taken to encourage shareholders to consolidate or close small accounts.

The Trustees considered services provided by other advisers to funds having investment objectives and policies similar to those of the Fund. The Board received, among other things, comparative data with respect to various types of fund expenses that third party data providers compiled using objective methodologies and provided for use by the Trustees. The Trustees received information regarding the combined advisory and administrative fees paid by other clients of the Manager, including other registered funds and separate institutional accounts, that had investment objectives similar to that of the Fund. The Trustees took into account information provided by the Manager about the relative scope of services provided to the Fund and to those accounts or explanations about the accounts' histories. In considering the extent of the fees received by the Manager for providing services to the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to those followed by the Fund. The Trustees considered the Fund's current and proposed contractual and net management fees, its anticipated gross and net expense ratios, and various components of that expense ratio, in comparison to other funds in comparison groupings prepared by outside data providers using objective methodologies.

The Trustees acknowledged the historical relationship between the Manager and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between them. The Trustees also took account of the results of their various discussions with the Manager concerning the levels of the Fund's contractual and net management fees, the Fund's anticipated net expense level, and the level of the subadvisory fee.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings with personnel of the Manager, fund counsel, third party consultants, and independent counsel, and also were considered by the Non-Interested Trustees meeting separately and with independent counsel. The Trustees considered these factors in light of the recent reorganization of FMI Winslow Growth Fund, an unaffiliated fund, with and into the Fund and the separate reorganization of the Fund with the Blue Chip Growth Fund, another series of the Trust. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. The summary set out above describes the most important factors, but not all of the matters considered by the Trustees in coming to their decision regarding the Agreements. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored renewal of the Agreements, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of these Agreements was in the best interests of the Fund and its shareholders.

                                                    www.MAINSTAYfunds.com     29

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC ("NYLIM") uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782), (ii) by visiting the Fund's website at www.mainstayfunds.com, or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 30   MainStay Large Cap Growth Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(3)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Asset Manager Fund
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

MACKAY SHIELDS LLC(4)
New York, New York

JENNISON ASSOCIATES LLC
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new purchases as of January 1, 2002.
2. Commenced operations as of November 4, 2005. Offered only to residents of Connecticut, New Jersey, and New York.
3. Offered only to residents of Connecticut, New Jersey, and New York.
4. An affiliate of New York Life Investment Management LLC.

                                                    www.MAINSTAYfunds.com     31

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2005 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

       NYLIM-A08074 MS475-05         (RECYCLE LOGO)                 MSLG11-12/05

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended during the period covered by the report to designate new individuals as the PEO and PFO; a copy of the amended Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that its Audit and Compliance Committee does not currently have any member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. In accordance the authority granted under the Registrant's Audit and Compliance Committee Charter, the Audit and Compliance Committee has retained a third party consultant to provide the Committee and the Registrant with the financial expertise, knowledge and skills similar to those of an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2005 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $816,000. The aggregate fees billed for the fiscal year ended October 31, 2004 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that were normally provided by the KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $820,000.

(b) Audit Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i) $15,000 for the fiscal year ended October 31, 2005, and (ii) $7,500 for the fiscal year ended October 31, 2004. The aggregate fees billed for assurance and related services by the predecessor auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i) $31,000 for the fiscal year ended October 31, 2005, and (ii) $8,000 for the fiscal year ended October 31, 2004. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use of the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $95,700, during the fiscal year ended October 31, 2005, and (ii) $116,000, during the fiscal year ended October 31, 2004. These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0, during the fiscal year ended October 31, 2005, and (ii) $0, during the fiscal year ended October 31, 2004.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit and Compliance Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2005 and October 31, 2004 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $15,000, for the year ended October 31, 2005, and (ii) $0, for the fiscal year ended October 31, 2004.

(h) The Registrant's Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2005 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: January 6, 2006


By: /s/ Arphiela Arizmendi
    ---------------------------------
    ARPHIELA ARIZMENDI
    Treasurer and Principal Financial and Accounting Officer

Date: January 6, 2006

                                  EXHIBIT INDEX

(a) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.